UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2025

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On January 29, 2025, American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the “Company” or “AAM”), issued an announcement (the “Rule 2.7 Announcement”), pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”) disclosing the terms of a recommended offer by the Company to acquire the entire issued and to be issued share capital of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales (the “Business Combination”). In connection with the Business Combination, on January 29, 2025, the Company and Dowlais entered into a Co-operation Agreement (the “Co-operation Agreement”).

Rule 2.7 Announcement

Pursuant to the Business Combination, for each Dowlais share, Dowlais shareholders will be entitled to receive 42 pence per share in cash and 0.0863 new shares of common stock of the Company, par value $0.01 per share (“Company Common Stock”). In addition to the consideration payable in connection with the Business Combination, Dowlais shareholders will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais share to be paid (subject to the approval of the board of directors of Dowlais) in line with Dowlais’s ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Business Combination. The terms of the Business Combination (including the 2024 financial year final dividend) represent a total implied value of 85.2 pence per Dowlais share and value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis. Company stockholders and Dowlais shareholders would be expected to own approximately 51% and 49%, respectively, of the combined company following the closing of the Business Combination.

The Business Combination has been unanimously approved by the boards of directors of the Company and Dowlais. Following the completion of the Business Combination, (i) the combined company will be headquartered in Detroit, Michigan, and (ii) David C. Dauch will be the Chief Executive Officer of the combined company.

Upon the closing of the Business Combination, it is expected that two directors of Dowlais will join the board of directors of the combined company, which will be expanded to 13 members.

The Business Combination is subject to conditions and certain further terms, including, among other things: (i) the approval of the Scheme (as defined below) by a majority in number of Dowlais shareholders who are present and vote (either in person or by proxy) and who represent not less than 75% in value of the Dowlais shares voted by those Dowlais shareholders; (ii) the sanction of the Scheme by the High Court of Justice in England and Wales (the “Court”); (iii) the Scheme becoming effective no later than June 29, 2026 (the “Long Stop Date”); (iv) the receipt of certain required antitrust and other regulatory approvals; (v) the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of the Company Common Stock being duly approved by the affirmative vote of the holders of a majority in voting power of the Company Common Stock entitled to vote thereon at the Company stockholders meeting (the “Company Special Meeting”); (vi) the issuance of the Company Common Stock in connection with the Business Combination (the “Share Issuance”) being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the Company Special Meeting; and (vii) confirmation having been received by the Company that the new shares of Company Common Stock issued in the Share Issuance have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. The conditions to the Business Combination are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Business Combination will be completed by the end of 2025.

The Business Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement (the “Scheme”) between Dowlais and its shareholders under Part 26 of the Companies Act 2006 (the “Companies Act”). The Company reserves the right, subject to the prior consent of the U.K. Panel on Takeovers and Mergers (the “Panel”) and the Co-operation Agreement, to elect to implement the Business Combination by way of a takeover offer (as such term is defined in the Companies Act).

Co-operation Agreement

On January 29, 2025, the Company and Dowlais entered into the Co-operation Agreement, pursuant to which, among other things:

•	the Company has agreed to use all reasonable endeavors to obtain the regulatory conditions and authorizations as soon as reasonably practicable following date of the Rule 2.7 Announcement and in any event in sufficient time to enable the Effective Date (as defined below) to occur by the Long Stop Date;

•	the Company and Dowlais have agreed to certain customary undertakings to cooperate in relation to such regulatory clearances and authorizations;

•	the Company has agreed to provide Dowlais with certain information for the purposes of the Scheme document and otherwise assist with the preparation of the Scheme document, and Dowlais has agreed to provide the Company with certain information for the purposes of the Proxy Statement (as defined below); and

•	the Company has agreed to take certain steps to assist certain Dowlais shareholders in taking any required action as a result of the potential application of U.S. withholding tax under Section 304 of the United States Internal Revenue Code of 1986, as amended, including the provision of any certifications which may be required to be made by Dowlais shareholders to certify whether or not it meets the requirements for exemption from U.S. “deemed dividend” tax (and therefore potentially not be subject to such withholding tax).

The Co-operation Agreement records the intention of the Company and Dowlais to implement the Business Combination by way of the Scheme, subject to the Company’s right, in certain circumstances, to elect to implement the Business Combination by way of a takeover offer. The Company and Dowlais have agreed to certain customary provisions in the event that the Company elects to implement the Business Combination by way of a takeover offer.

The Co-operation Agreement also contains provisions that shall apply in respect of Dowlais shareholders’ dividend entitlements and directors’ and officers’ insurance, as well as the Dowlais share plans, other incentive arrangements and other employee-related matters (further details of which will be provided in the Scheme document). The Company has agreed that from the date of the Co-operation Agreement until the Effective Date it shall not announce, declare, make or pay any dividends to the Company’s stockholders. In addition, the Company has also committed, from the date of the Co-operation Agreement until the receipt of the Company’s stockholder approvals at the Company Special Meeting, not to solicit or engage in any discussions of alternative proposals to the Business Combination (subject to certain limited exceptions). The Co-operation Agreement provides that the Company will pay a break fee to Dowlais in the following amounts and circumstances (subject to certain exceptions and exclusions):

•	$50 million, in cash, if the Company’s board of directors no longer recommends the Business Combination or if the Company fails to hold the Company Special Meeting prior to the Long Stop Date;

•	$50 million, in cash, if the Company invokes any of the conditions set forth in paragraph 3 (relating to official authorizations and regulatory clearances) and paragraph 6 (relating to third party approvals) of appendix 1, Part 1 of the Rule 2.7 Announcement (the “Regulatory Conditions”), or if any Regulatory Condition has not been satisfied or waived by the Company by the Long Stop Date; or

•	$14 million, in cash, if the Company’s stockholders do not approve the resolutions required to implement the Business Combination at the Company Special Meeting and there has been no change in the recommendation of the Company’s board of directors.

The Co-operation Agreement shall terminate in certain customary circumstances, including but not limited to:

•	if agreed in writing between the Company and Dowlais;

•	upon service of written notice by the Company to Dowlais if the Dowlais board of directors change their recommendation in respect of the Business Combination;

•	upon service of written notice by either the Company or Dowlais to the other if: (i) a competing offer becomes effective or is declared or becomes unconditional; (ii) the Business Combination is withdrawn, terminates or lapses in accordance with its terms; (iii) prior to the Long Stop Date, any condition has (with the consent of the Panel) been invoked by the Company; (iv) the Scheme is not approved by a majority in number of Dowlais shareholders who are present and vote (either in person or by proxy) and who represent not less than 75% in value of the Dowlais shares voted by those Dowlais shareholders or the Court refuses to sanction the Scheme; (v) unless otherwise agreed by the Company and Dowlais in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date; or (vi) such resolution or resolutions as are necessary to approve, effect and implement the Business Combination, including to authorize the creation, allotment and issue of the Company Common Stock, are not passed at the Company Special Meeting;

•	upon service of notice by Dowlais to the Company if: (i) the Company makes an announcement prior to publication of the Proxy Statement that it will not convene the Company Special Meeting or it intends not to file the Proxy Statement with the Securities and Exchange Commission (the “SEC”) or transmit it to the Company’s stockholders; (ii) the Proxy Statement does not include the recommendation of the Company’s board of directors; or (iii) the Company’s board of directors change their recommendation in respect of the Business Combination; and

•	upon the date upon which either: (i) the Scheme becomes effective in accordance with its terms; or (ii) if the Company elects to implement the Business Combination by way of a takeover offer in accordance with the terms of the Co-operation Agreement, the takeover offer becomes or is declared unconditional in accordance with the requirements of the Code (the “Effective Date”).

Backstop Credit Agreement; Bridge Facilities

In connection with the Business Combination, on January 29, 2025, the Company and American Axle & Manufacturing, Inc., a wholly owned subsidiary of the Company (the “Borrower”), entered into a credit agreement (the “Backstop Credit Agreement”) with the lenders party thereto (collectively, the “Backstop Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which, subject to the terms and conditions set forth therein, the Backstop Lenders agreed to provide the Borrower with: (i) $484.25 million in Tranche A Term Loans; (ii) $1,491.0 million in Tranche B Term Loans; and (iii) $1,250.0 million in revolving loans. The proceeds of the commitments provided under the Backstop Credit Agreement will be used, together with proceeds of the commitments provided under the Bridge Facilities (as defined below), among other things, to finance the cash consideration payable to Dowlais shareholders pursuant to the Business Combination and expenses payable in connection with the Business Combination (including debt refinancing costs) and to refinance the Existing Credit Agreement (as defined below) in full (together, the “Business Combination Costs”). Borrowings under the Backstop Credit Agreement will be subject to customary “certain funds” provisions consistent with the Code. Such provisions apply until the date that is the earlier of (i) the Long Stop Date; or (ii) the date on which the scheme or takeover offer under the Code with respect to the Business Combination has lapsed or been terminated or withdrawn (the “Certain Funds Period”).

The Company expects to replace the Backstop Credit Agreement before the closing of the Business Combination by seeking to obtain the consent of its existing lenders to amend the Company’s existing syndicated term loans and revolving credit facilities under the Company’s credit agreement, dated as of March 11, 2022 (as amended from time to time, the “Existing Credit Agreement”), by and among the Company, the Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, to: (i) increase the maximum revolving credit facility amount by at least $425.0 million to $1,350.0 million; and (ii) add a new Tranche B Term Loan facility (which will be utilized, together, in part, with the existing facilities thereunder, to finance the Business Combination Costs) and to effect certain other changes thereto in connection with the Business Combination.

Additionally, and in connection with the Business Combination, on January 29, 2025, the Company and Borrower entered into: (i) a First Lien Bridge Credit Agreement with the lenders party thereto (collectively, the “First Lien Bridge Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the First Lien Bridge Lenders have agreed to provide the Borrower with a $843.0 million interim loan facility (the “First Lien Bridge Facility”); and (ii) a Second Lien Bridge Credit Agreement with the lenders party thereto (collectively, the “Second Lien Bridge Lenders” and together with the First Lien Bridge Lenders, the “Bridge Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Second Lien Bridge Lenders have agreed to provide the Borrower with a $500.0 million interim loan facility (the “Second Lien Bridge Facility” and together with the First Lien Bridge Facility, the “Bridge Facilities”). Borrowings under the Bridge Facilities will be subject to customary “certain funds” provisions consistent with the Code. Such provisions apply during the Certain Funds Period.

The Company expects to replace the Bridge Facilities with permanent financing before or after the closing of the Business Combination. If the Bridge Facilities have not been previously repaid in full on or prior to the one-year anniversary of the first date on which loans are made thereunder, any loans thereunder will automatically be converted into a term loan on terms likely to be significantly less favorable to the Company. While amounts are outstanding under the Bridge Facilities, the Bridge Lenders may require that the Company issue notes in a Rule 144A or other private offering subject to certain terms and conditions, and to use the proceeds to repay all or a portion of the Bridge Facilities.

The commitments under each of the Backstop Credit Agreement and the Bridge Facilities, unless previously terminated, will terminate on the last business day of the Certain Funds Period. The Bridge Facilities will be reduced by the net proceeds of any securities or other borrowings raised or issued in connection with the Business Combination. The Backstop Credit Agreement and the Bridge Facilities are subject to other terms and conditions customary for commitments and facilities of this type including certain affirmative covenants, negative covenants, conditions precedent and events of default.

 The foregoing summaries of the Rule 2.7 Announcement, the Co-operation Agreement, the Backstop Credit Agreement, the Bridge Facilities and the Business Combination contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Rule 2.7 Announcement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”), the full text of the Co-operation Agreement, which is attached as Exhibit 2.1 to this Current Report, the full text of the Backstop Credit Agreement, which is attached as Exhibit 10.1 to this Current Report, the full text of the Bridge Facilities, which are attached as Exhibit 10.2 and Exhibit 10.3 to this Current Report, and each of these exhibits (other than portions of the Rule 2.7 Announcement included under the headings “AAM Current Trading and Outlook” and “Appendix 4—AAM FY24 Profit Estimate”) are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition

On January 29, 2025, the Company issued a press release announcing the following preliminary financial results for the fiscal year ended December 31, 2024:

•	Sales in the range of $6.10 - $6.15 billion;

•	Net income in the range of $30 – 35 million;

•	Adjusted EBITDA in the range of $740 - $750 million;

•	Net cash provided by operating activities in the range of $440 – 450 million; and

•	Adjusted free cash flow in the range of $220 - $230 million.

The foregoing estimated financial results for the fiscal year ended December 31, 2024 are preliminary, unaudited and represent the most recent current information available to the Company and its management. The Company’s actual results may differ from these estimated financial results, including due to the completion of its financial closing procedures and final adjustments.

The information contained in this Item 2.02 is being furnished and shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 29, 2025, the Company entered into the Backstop Credit Agreement and the Bridge Facilities as described under Item 1.01 above. The descriptions of the Backstop Credit Agreement and the Bridge Facilities set forth in Item 1.01 above are hereby incorporated by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report with respect to the portion of consideration payable in Company Common Stock pursuant to the Business Combination is incorporated herein by reference. The Company Common Stock to be issued as consideration for the Business Combination will be issued to Dowlais shareholders in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act.

The Company reserves the right, subject to the prior consent of the Panel and the terms of the Co-operation Agreement, to elect to implement the Business Combination by way of a takeover offer. If, in the future, the Company exercises its right to implement the Business Combination by way of a takeover offer in which the Share Issuance is conducted in a manner that is not exempt from the registration requirements of the Securities Act, the Company will file a registration statement with the SEC that will contain a prospectus with respect to the Share Issuance.

Item 7.01.	Regulation FD Disclosure

On January 29, 2025, the Company issued a press release announcing the Business Combination and provided information regarding the Business Combination in a presentation to analysts and investors. A copy of the press release and investor presentation are furnished as Exhibits 99.2 and 99.3 to this Current Report and are incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.2 and 99.3 attached hereto shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Co-operation Agreement, dated January 29, 2025, between the Company and Dowlais
10.1	Backstop Credit Agreement, dated January 29, 2025, among the Company, the Borrower, the Backstop Lenders and JPMorgan Chase Bank, N.A., as administrative agent
10.2	First Lien Bridge Facility, dated January 29, 2025, among the Company, the Borrower, the First Lien Bridge Lenders and JPMorgan Chase Bank, N.A., as administrative agent
10.3	Second Lien Bridge Facility, dated January 29, 2025, among the Company, the Borrower, the Second Lien Bridge Lenders and JPMorgan Chase Bank, N.A., as administrative agent
99.1	Rule 2.7 Announcement, January 29, 2025
99.2	Press Release, dated January 29, 2025, announcing Rule 2.7 Announcement
99.3	Investor Presentation, dated January 29, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL)

Cautionary Statement Concerning Forward-Looking Statements

This Current Report, and the documents incorporated by reference into this Current Report, contain statements concerning the Company’s expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to (i) the ability of the Company and Dowlais to consummate the Business Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Business Combination; (iii) adverse effects on the market price of the Company’s or Dowlais’s operating results, including because of a failure to complete the Business Combination; (iv) the effect of the announcement or pendency of the Business Combination on the Company’s or Dowlais’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company or the Dowlais; and (vii) the effects of government regulation on the business of the Company or Dowlais. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect the Company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or the Company’s management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which the Company operates; reduced purchases of the Company’s products by General Motors Company (GM), Stellantis N.V. (Stellantis), Ford Motor Company (Ford) or other customers; the Company’s ability to respond to changes in technology, increased competition or pricing pressures; the Company’s ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; the Company’s ability to attract new customers and programs for new products; reduced demand for the Company’s customers’ products (particularly light trucks and sport utility vehicles (SUVs) produced by GM, Stellantis and Ford); risks inherent in the Company’s global operations (including tariffs and the potential consequences thereof to the Company, the Company’s suppliers, and the Company’s customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement (USMCA), compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for the Company or the Company’s customers as a result of pandemic or epidemic illness, geopolitical conflicts, natural disasters or otherwise; a significant disruption in operations at one or more of the Company’s key manufacturing facilities; risks inherent in transitioning the Company’s business from internal combustion engine vehicle products to hybrid and electric vehicle products; the Company’s ability to realize the expected revenues from the Company’s new and incremental business backlog; negative or unexpected tax consequences, including those resulting from tax litigation; risks related to a failure of the Company’s information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats, and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating use of artificial intelligence, and other similar disruptions; the Company’s suppliers’, the Company’s customers’ and their suppliers’ ability to maintain satisfactory labor relations and avoid or minimize work stoppages; cost or availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as the Company’s ability to comply with financial covenants; the Company’s customers’ and suppliers’ availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; an impairment of the Company’s goodwill, other intangible assets, or long-lived assets if the Company’s business or market conditions indicate that the carrying values of those assets exceed their fair values; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which the Company is or may become a party, or the impact of product recall or field actions on the Company’s customers; the Company’s ability or the Company’s customers’ and suppliers’ ability to successfully launch new product programs on a timely basis; risks of environmental issues, including impacts of climate-related events, that could result in unforeseen issues or costs at the Company’s facilities, or risks of noncompliance with environmental laws and regulations, including reputational damage; the Company’s ability to maintain satisfactory labor relations and avoid work stoppages; the Company’s ability to consummate strategic initiatives and successfully integrate acquisitions and joint ventures; the Company’s ability to achieve the level of cost reductions required to sustain global cost competitiveness or the Company’s ability to recover certain cost increases from the Company’s customers; price volatility in, or reduced availability of, fuel; the Company’s ability to protect the Company’s intellectual property and successfully defend against assertions made against the Company; adverse changes in laws, government regulations or market conditions affecting the Company’s products or the Company’s customers’ products; the Company’s ability or the Company’s customers’ and suppliers’ ability to comply with regulatory requirements and the potential costs of such compliance; changes in liabilities arising from pension and other postretirement benefit obligations; the Company’s ability to attract and retain qualified personnel in key positions and functions; and other unanticipated events and conditions that may hinder the Company’s ability to compete. It is not possible to foresee or identify all such factors and the Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Additional Information

This Current Report may be deemed to be solicitation material in respect of the Business Combination, including the issuance of shares of Company Common Stock in respect of the Business Combination. In connection with the foregoing proposed issuance of Company Common Stock, the Company expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the SEC. To the extent the Business Combination is effected as a scheme of arrangement under English law (the “Scheme Document”), the Share Issuance would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the Company exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, the Company expects to file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by the Company with the SEC at https://www.aam.com/investors.

Participants in the Solicitation

The Company and its directors, its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from the Company’s stockholders in respect of the Business Combination, including the proposed issuance of Company Common Stock in connection with the Combination. Information regarding the Company’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of the Company, which was filed with the SEC on February 16, 2024 and in the definitive proxy statement on Schedule 14A for the Company’s annual meeting of stockholders of the Company, which was filed with the SEC on March 21, 2024 and the Current Report on Form 8-K of the Company, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the extent holdings of the Company’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by the Company. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.aam.com/investors.

Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”) included within this current report on Form 8-K, AAM has provided certain information in which includes non-GAAP financial measures such as estimated Adjusted EBITDA and estimated Adjusted free cash flow. These non-GAAP financial measures are also forward-looking financial measures. A reconciliation of non-GAAP forward-looking financial measures to the most directly comparable forward-looking financial measures calculated and presented in accordance with GAAP is included in the press release attached hereto as exhibit 99.2. The amounts in these reconciliations are based on the Company’s current estimates and actual results may differ materially from these forward-looking estimates for many reasons, including potential event driven transactional and other non-core operating items and their related effects in any future period, the magnitude of which may be significant.

Management of AAM believes that these non-GAAP financial measures are useful to management, investors, and banking institutions in their analysis of AAM’s business and operating performance. Management also uses this information for operational planning and decision-making purposes.

Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measure. Additionally, non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Definitions of Non-GAAP Financial Measures

AAM defines EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items.

AAM defines free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs, and cash payments related to the Malvern fire, including payments for capital expenditures, net of recoveries.

Profit forecasts and estimates

The statements by AAM in this form regarding its adjusted EBITDA and adjusted free cash flow constitute profit estimates for the purposes of Rule 28.5 of the Code (“AAM FY24 Profit Estimate”). The Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and Alpha’s financial advisers in relation to the AAM FY24 Profit Estimate on the basis that: (i) the estimate is presented in a manner which is consistent with AAM’s ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below. The assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM directors’ confirmation, as required by Rule 28.1 of the Code, are set out in appendix 4 of the announcement of a firm intention to make an offer for the entire issued and to be issued share capital of Dowlais Group plc made under Rule 2.7 of the Code made by AAM and Dowlais on or about the date of this document. Other than the AAM FY24 Profit Estimate, nothing in this form is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date:	January 29, 2025	By:	/s/ Matthew K. Paroly
Matthew K. Paroly
Vice President, General Counsel & Secretary

Exhibit 2.1

Dated _____29 January_____ 2025

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

and

DOWLAIS GROUP PLC

CO-OPERATION AGREEMENT

Slaughter and May
One Bunhill Row
London
EC1Y 8YY
(RAI/NLZC/AXV)

CONTENTS

Page

1.	Interpretation	1

2.	Publication of the Announcement and the terms of the Combination	17

3.	Dividends and other terms	17

4.	Structure of the Combination	18

5.	Undertakings in relation to satisfaction of the Regulatory Conditions	21

6.	Scheme Document and Announcements	26

7.	Non-solicitation applicable to AAM, AAM public documents and AAM Stockholder Approval	27

8.	Implementation of the Scheme	31

9.	Conduct of business	32

10.	Dowlais Share Plans	33

11.	Directors' and Officers' Liability Insurance	33

12.	Code	34

13.	Invalidity	34

14.	Termination	34

15.	Warranties and Undertakings	36

16.	Break Payments	38

17.	Notices	40

18.	General Provisions	41

19.	Governing Law	43

20.	Agent for Service	44

Schedule 1 Firm Intention Announcement		45

Schedule 2 Dowlais Share Plans and Employee Related Matters		46

Schedule 3 AAM Charter Amendment		63

1

THIS AGREEMENT is made on      29 January      2025

BETWEEN:

1.	American Axle & Manufacturing Holdings, Inc., a company incorporated in Delaware whose registered office is at One Dauch Drive, Detroit, MI 48211-1198, United States of America ("AAM"); and

2.	Dowlais Group plc, a public limited company incorporated in England and Wales whose registered office is at 2nd Floor Nova North, 11 Bressenden Place, London, United Kingdom, SW1E 5BY and company number 14591224 ("Dowlais"), together referred to as the "parties" and each as a "party" to this Agreement.

WHEREAS:

(A)	AAM and Dowlais intend, immediately following execution of this Agreement, to announce AAM's firm intention to make a recommended offer for the entire issued and to be issued share capital of Dowlais (the "Combination") on the terms and subject to the conditions set out in the Announcement (as defined below).

(B)	The parties intend the Combination to be effected by means of a scheme of arrangement of Dowlais under Part 26 of the Companies Act (as defined below) (the "Scheme"), provided that AAM reserves the right, as set out in the Announcement and this Agreement, to elect to implement the Combination by way of an Offer (as defined below).

(C)	The parties have agreed to take certain steps to effect the completion of the Combination and wish to enter into this Agreement to record their respective obligations relating to such matters.

THE PARTIES AGREE as follows:

1.	Interpretation

1.1	In this Agreement (including the Recitals and the Schedules (other than Schedule 1)) each of the following words and expressions shall have the following meanings:

“AAM Alternative Proposal”	means any proposal or offer from any person or group relating to any:

(i)	direct or indirect acquisition in a single transaction or a series of related transactions, including by means of the acquisition of capital stock of any member of the AAM Group, of assets or properties that constitute 20 per cent. or more of the assets and properties (based on fair market value) of the AAM Group, taken as a whole, or to which 20 per cent. or more of the AAM Group’s revenues or earnings on a consolidated basis are attributable;

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(ii)	direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of beneficial ownership, or the right to acquire beneficial ownership, of 20 per cent. or more of the voting power of all outstanding equity securities of AAM; or

(iii)	sale or other disposition (including by way of merger (including parent-to-parent merger), consolidation, share exchange, business combination, reorganisation, recapitalisation or other similar transaction) in a single transaction or a series of related transactions of 20 per cent. or more of the voting power of all outstanding equity securities of AAM, in each case, other than the Combination;

"AAM Board"	means the board of directors of AAM from time to time;
"AAM Board Recommendation"	has the meaning given to it in Clause 7.7(B);
"AAM Board Recommendation Change"	has the meaning given to it in Clause 7.8;
"AAM Board Recommendation Change Break Payment"	has the meaning given to it in Clause 16.1(A);
"AAM Board Recommendation Change Event"	has the meaning given to it in Clause 16.1(A);
"AAM Charter Amendment"	means an amendment to the certificate of incorporation of AAM, in the agreed form set out in Schedule 3, which provides for an increase to the number of authorised shares of AAM Stock;
"AAM Directors"	means the directors of AAM from time to time and "AAM Director" shall be construed accordingly;
"AAM Excluded Dividend"	has the meaning given to it in Clause 3.1;
"AAM Group"	means AAM and its subsidiaries and subsidiary undertakings from time to time and "member of the AAM Group" shall be construed accordingly;
"AAM Proxy Documents"	means the AAM Proxy Statement and any other document required in order to obtain the approval of AAM Stockholders in connection with the AAM Stockholder Meeting;

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"AAM Proxy Statement"	means the proxy statement of AAM in connection with the AAM Stockholder Meeting (as amended and supplemented from time to time);
"AAM Stock"	means the shares of common stock of AAM issued and outstanding;
"AAM Stockholders"	means the holders of AAM Stock from time to time;
"AAM Stockholder Approvals"	has the meaning given to it in Clause 15.2(A);
"AAM Stockholder Approval Failure Break Payment"	has the meaning given to it in Clause 16.1(C);
"AAM Stockholder Approval Failure Event"	has the meaning given to it in Clause 16.1(C);
"AAM Stockholder Meeting"	means a duly convened meeting of the AAM Stockholders held to obtain the AAM Stockholder Approvals, including any adjournment or postponement of that meeting;
“AAM Takeover Proposal”

means any bona fide written proposal made by a person or group after the date of this Agreement to enter into an AAM Alternative Proposal, but with all references to 20 per cent. in the definition of AAM Alternative Proposal being treated as references to 50 per cent. for these purposes, that:

(i)          did not result from a breach of Clause 7.1;

(ii)	is on terms that the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) to be more favourable from a financial point of view to the AAM Stockholders than the Combination, taking into account all relevant factors (including after taking into account all of the terms and conditions of, and the likelihood of completion of, such offer and of this Agreement, the time likely to be required to consummate such offer and other risks to consummation of such offer; and

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(iii)	the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) is reasonably capable of being completed in accordance with its terms, taking into account all financial, regulatory, legal and other aspects of such proposal;

"Acceptance Condition"	has the meaning given to it in Clause 4.2(A);
"Agreed Switch"

where AAM has exercised its Right to Switch to an Offer in accordance with:

(iv)       Clause 4.1(A); or

(v)        Clause 4.1(B),

in each case in circumstances where the Dowlais Board Recommendation is given in respect of that Offer;

"Announcement"	means the announcement in the agreed form set out in Schedule 1;
"Break Payment Event"	means each of: (i) an AAM Board Recommendation Change Event; (ii) a Regulatory Condition Satisfaction Failure Event; and (iii) an AAM Stockholder Approval Failure Event;
"Break Payments"	means, collectively: (i) the AAM Board Recommendation Change Break Payment; (ii) the Regulatory Condition Break Payment; and (iii) the AAM Stockholder Approval Failure Break Payment;
"Business Day"	means any day, other than a public holiday, Saturday or a Sunday, when banks are generally open in London and New York City for general banking business;
"Cash Consideration"	means the portion of the Consideration to be paid by AAM in cash;

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"Clean Team Agreement"	means the clean team agreement between AAM and Dowlais dated 13 December 2024;
"Clearances"	means all approvals, consents, clearances, determinations, permissions, confirmations, and waivers that may need to be obtained, all applications and filings that may need to be made or are expedient and all waiting periods that may need to have expired, from or under any Laws or practices applied by any Relevant Authority (or under any agreements or arrangements to which any Relevant Authority is a party), in each case that are necessary and/or expedient to satisfy the Regulatory Conditions (and any reference to any Clearance having been "satisfied" shall be construed as meaning that each of the foregoing has been obtained or, where relevant, made, expired or terminated) and "Clearance" means any of these;
"Code"	means the City Code on Takeovers and Mergers as issued from time to time by or on behalf of the Panel;
"Combination"	has the meaning given to it in Recital (A);
"Companies Act"	means the Companies Act 2006;
"Competing Proposal"	means:

(a)	an offer (including a partial or tender offer), merger, acquisition, scheme of arrangement and/or reverse takeover (or an announcement of a firm intention under Rule 2.7 of the Code to do the same), the purpose of which is to acquire, directly or indirectly, 30 per cent. or more of the issued and to be issued ordinary share capital of Dowlais (when aggregated with the Dowlais Shares already held by the acquirer and any person acting or deemed to be acting in concert with the acquirer) or any arrangement or series of arrangements which results in any party acquiring, consolidating or increasing “control” (as defined in the Code) of Dowlais;
(b)	the acquisition or disposal, directly or indirectly, of all or a significant proportion (being 30 per cent. or more) of the business, assets and/or undertakings of the Dowlais Group calculated by reference to any of its revenue, profits or market capitalisation taken as a whole;

6

(c)	a demerger, any material reorganisation and/or liquidation involving all or a significant portion (being 30 per cent. or more) of the Dowlais Group calculated by reference to any of its revenue, profits or market capitalisation taken as a whole; or

(d)	a Powder Metallurgy Transaction,

in each case which is not effected by AAM (or any of its concert parties (as defined in the Code)) or at AAM’s direction or with AAM’s written agreement, whether implemented in a single transaction or a series of transactions and whether conditional or otherwise;

"Conditions"	means the conditions to the Combination as set out in Part 1 of Appendix 1 to the Announcement and "Condition" shall be construed accordingly;
"Confidentiality Agreement"	means the confidentiality agreement between AAM and Dowlais dated 14 January 2025, with an effective date of 29 October 2024;
"Consideration"	means the consideration payable to Dowlais Shareholders by AAM pursuant to the terms of the Combination and as set out in the Announcement;
"Court"	means the High Court of Justice in England and Wales;
"Court Meeting"	means the meeting of Dowlais Shareholders (and any adjournment thereof) convened pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;
"Day 60"	has the meaning given to it in Clause 4.2(D);

"Dowlais Board Adverse Recommendation Change"	means:

(i)	if Dowlais makes an announcement prior to the publication of the Scheme Document or (if different) the document convening the Dowlais GM that:

(a)	the Dowlais Directors no longer intend to recommend the Combination or intend to adversely modify or qualify their recommendation of the Combination;

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(b)	(other than where AAM has exercised its Right to Switch) it will not convene and hold the Court Meeting or the Dowlais GM; or

(c)	(other than where AAM has exercised its Right to Switch) it intends not to post the Scheme Document or (if different) the document convening the Dowlais GM,

in each case without the consent of AAM;

(ii)	(other than where AAM has exercised its Right to Switch) the Dowlais Board Recommendation is not included in the Scheme Document or (if different) the document convening the Dowlais GM, when published;

(iii)	(other than where AAM has exercised its Right to Switch) if Dowlais makes an announcement that it will or intends to delay the convening of, or adjourn, or does in fact delay the convening of or adjourn, the Court Meeting or the Dowlais GM (which, for the avoidance of doubt, shall not include any failure by Dowlais to bring forward the date on which such meetings or hearings shall be held or convened), to a date which is later than the 22nd day after the expected date of the Court Meeting or the Dowlais GM (as relevant) set out in the Scheme Document, in each case without the consent of AAM, except where:

(a)	AAM has committed a breach of this Agreement, and such breach has caused the delay (but provided that Dowlais has notified AAM in writing of such breach as soon as reasonably practicable upon becoming aware of such breach and, to the extent capable of being remedied, such breach remains unremedied following the earlier to occur of (i) five (5) Business Days from the date of receipt by AAM of such written notification and (ii) the time by which Dowlais would (absent such breach) be required to publicly reaffirm or re-issue the Dowlais Board Recommendation for such circumstances to not constitute a Dowlais Board Adverse Recommendation Change);

8

(b)	a supplementary circular is required to be published in connection with the Scheme and, as a result, the Court Meeting and/or the Dowlais GM cannot be held by such date in compliance with the Code and any other applicable Law (but provided that Dowlais has used all reasonable endeavours to publish the supplementary circular as soon as reasonably practicable after the date on which the requirement to publish a supplementary circular arises);

(c)	such delay or adjournment is caused solely by logistical or practical reasons outside Dowlais' reasonable control (but provided that Dowlais uses all reasonable endeavours to convene or reconvene and hold the Court Meeting or the Dowlais GM (as relevant) as soon as is reasonably practicable); or

(d)	AAM has delayed or adjourned the AAM Stockholder Meeting (other than in accordance with Clause 7.15(E)) and the delay or adjournment to the Court Meeting and the Dowlais GM is required in order to ensure that the Court Meeting and the Dowlais GM are held on the same date as the date of the AAM Stockholder Meeting;

(iv)	if a third party makes an announcement pursuant to Rule 2.7 of the Code in respect of an offer for all or part of the issued and to be issued share capital of Dowlais, and the Dowlais Directors either: (a) announce that they intend to support that third party's offer or possible offer; or (b) do not, within five (5) Business Days of that third party’s announcement pursuant to Rule 2.7 of the Code, announce that they intend to continue to make the Dowlais Board Recommendation;

9

(v)	at any time prior to the conclusion of the Court Meeting and Dowlais GM, the Dowlais Directors otherwise withdraw or adversely modify or qualify the Dowlais Board Recommendation (or make an announcement that they intend to do so); or

(vi)	if, after the Scheme has been approved by Dowlais Shareholders and/or the approval of the Dowlais GM Resolutions at the Dowlais GM has been received, the Dowlais Directors announce that they shall not convene the Scheme Hearing and/or implement the Scheme (other than: (i) in connection with an announcement of an Offer or a revised offer by AAM (or one of AAM’s concert parties) for Dowlais; (ii) where AAM has exercised its Right to Switch; or (iii) because a Condition to the Combination has become incapable of fulfilment or satisfaction and AAM has stated that it will not waive such a Condition (if capable of waiver)), provided that, for the avoidance of doubt, the issue of any holding statement by Dowlais following a change of circumstances shall not constitute a Dowlais Board Adverse Recommendation Change so long as any such holding statement: (i) contains an express statement that the Dowlais Board Recommendation is not withdrawn or adversely modified or qualified; and (ii) does not contain a statement that the Dowlais Directors intend to withdraw or adversely modify or qualify the Dowlais Board Recommendation;

"Dowlais Board Recommendation"	means the unanimous and unconditional recommendation of the Dowlais Directors to the Dowlais Shareholders:

(i)	to vote in favour of the Scheme at the Court Meeting and the Dowlais GM Resolutions at the Dowlais GM; or

(ii)	if AAM elects to implement the Combination by way of an Offer in accordance with the terms of this Agreement, to accept the Offer;

10

"Dowlais Directors"	means the directors of Dowlais from time to time and "Dowlais Director" shall be construed accordingly;
"Dowlais Equalising Dividend"	has the meaning given to it in Clause 3.2;
"Dowlais Excluded Dividend"	has the meaning given to it in Clause 3.5;
“Dowlais FY24 Final Dividend”	has the meaning given to it in Clause 3.3(A);
"Dowlais GM"	means the general meeting of Dowlais Shareholders to be convened in connection with the Scheme to be held on the same date as the Court Meeting to consider and, if thought fit, approve, the Dowlais GM Resolutions, including any adjournment or postponement of that meeting;
"Dowlais GM Resolutions"	means the shareholder resolutions as are necessary or desirable to enable Dowlais to approve, implement and effect the Scheme, including, among other things, the resolutions relating to the amendment of Dowlais' articles of association;
"Dowlais Group"	means Dowlais and its subsidiaries and subsidiary undertakings from time to time and "member of the Dowlais Group" shall be construed accordingly;
“Dowlais Permitted Dividends”	has the meaning given to it in Clause 3.3;
"Dowlais Representative"	has the meaning given to it in Clause 15.3;
"Dowlais Shareholders"	means holders of Dowlais Shares from time to time;
"Dowlais Shares"	means shares in the capital of Dowlais from time to time;
"Dowlais Share Plans"	has the meaning given to it in Schedule 2;
"Effective Date"	means the date upon which either:

(i)	the Scheme becomes effective in accordance with its terms; or

(ii)	if AAM elects to implement the Combination by means of an Offer in accordance with the terms of this Agreement, the Offer becomes or is declared unconditional;

"Exchange Act"	means the United States Securities Exchange Act of 1934;

11

"Exchange Rate"	means the spot reference rate for a transaction between pounds sterling and US Dollars as quoted by the Bank of England on the Business Day immediately preceding the Relevant Date (or, if no such rate is quoted on that date, on the preceding date on which such rate is quoted);
"FCA"	means the UK Financial Conduct Authority;
"HSR Act"	means the Hart-Scott-Rodino Antitrust Improvements Act of 1976;
"Joint Defense Agreement"	means the confidentiality and joint defense agreement between, amongst others, AAM and Dowlais dated 6 December 2024;
"Law"	means any applicable statutes, common law, rules, ordinances, regulations, codes, orders, judgments, injunctions, writs, decrees, directives, governmental guidelines or interpretations having the force of law or bylaws, in each case, of a Relevant Authority and shall for the avoidance of doubt include the Code;
"Long Stop Date"	has the meaning given to it in the Announcement;
"New AAM Stock"	means the shares of common stock of AAM proposed to be issued to Dowlais Shareholders pursuant to the Scheme (or the Combination or Offer, as the context requires) or in consideration for the transfer to AAM of Dowlais Shares;
"Non-U.S. Dowlais Shareholders"	has the meaning given to it in Clause 15.6;
"Notice"	has the meaning given to it in Clause 17.1;
"Offer"	means, in the event that AAM exercises its Right to Switch to elect to implement the Combination by means of a takeover offer within the meaning of section 974 of the Companies Act, such offer, including any subsequent revision, amendment, variation, extension or renewal;
"Offer Document"	means the offer document published by or on behalf of AAM in connection with any Offer, including any revised offer document;
"Panel"	means the UK Panel on Takeovers and Mergers;

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“Permitted Buyback”	means the repurchase of Dowlais Shares by Dowlais pursuant to the on-market share buyback programme of Dowlais Shares for up to a maximum aggregate consideration of £50 million which commenced on 4 April 2024;
"Powder Metallurgy Business"	means the powder metallurgy business (comprising the GKN Powders/Hoeganaes division, the GKN Sinter Metals division and the GKN Additive division) carried on, prior to the Effective Date, by members of the Dowlais Group;
"Powder Metallurgy Transaction"	means, except with AAM’s prior written consent, any proposal, announcement or offer from any person or group relating to any:

(iii)	direct or indirect acquisition, purchase, lease, exchange, transfer or licence, in a single transaction or a series of related transactions (including by means of the acquisition of capital stock of any member of the Dowlais Group or of assets or properties of the Dowlais Group) of: (a) all or any material part of the Powder Metallurgy Business; (b) all or any material part of the GKN Powders/Hoeganaes division; or (c) all or any material part of the GKN Sinter Metals division; or

(iv)	sale or other disposition (including by way of merger (including parent-to-parent merger), consolidation, share exchange, business combination, reorganisation, recapitalisation or other similar transaction) in a single transaction or a series of related transactions of: (a) all or any material part of the Powder Metallurgy Business; (b) all or any material part of the GKN Powders/Hoeganaes division; or (c) all or any material part of the GKN Sinter Metals division, in each case, other than in connection with the Combination;

“Qualifying AAM Alternative Proposal”	has the meaning given to it in Clause 7.2(B);
"Registration Statement"	has the meaning given to it in Clause 4.2(J)(i);

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"Regulatory Condition Break Payment"	has the meaning given to it in Clause 16.1(B);
"Regulatory Condition Satisfaction Failure Event"	has the meaning given to it in Clause 16.1(B);
"Regulatory Conditions"	means the Conditions set out in paragraph 3 (Official authorisations and regulatory clearances) and paragraph 6 (General Third Party approvals) in Part 1 of Appendix 1 to the Announcement, each a "Regulatory Condition";
"Regulatory Information Service"	means an information service authorised from time to time by the FCA for the purpose of disseminating regulatory announcements;
"Relevant Authority"	means any central bank, ministry, governmental, quasi-governmental, supranational (including the European Union), statutory, regulatory or investigative body or agency or authority, court or tribunal exercising anti-trust or competition or merger control, foreign investment review, regulatory, taxing, importing or other authority, in any relevant jurisdiction, including, for the avoidance of doubt, the Panel, the Competition and Markets Authority, the FCA, the US Department of Justice, the US Federal Trade Commission, and the SEC, and "Relevant Authorities" means all of them;
"Relevant Date"	means, for the purposes of Clause 3, the date on which a Dowlais Excluded Dividend is paid;
"Relevant Third Parties"	has the meaning given to it in Clause 18.15;
"Remedy"	means any condition, obligation, term, undertaking, commitment, divestment, modification or measure that is required to obtain the Clearances to enable the Effective Date to occur by the Long Stop Date (and “Remedies” shall be construed accordingly);
"Right to Switch"	has the meaning given to it in Clause 4.1;
"Scheme"	has the meaning given to it in Recital (B);
"Scheme Condition"	means the Condition referred to in paragraph 2 (Scheme approval) of Part 1 of Appendix 1 to the Announcement;
"Scheme Counsel"	has the meaning given to it in Clause 15.7;

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"Scheme Document"	means the circular relating to the Scheme addressed to the Dowlais Shareholders and to be sent to (amongst others) the Dowlais Shareholders containing, inter alia, details of the Combination, the full terms and conditions of the Scheme and containing the notices convening the Dowlais GM and the Court Meeting, including (as the context requires) any revision thereof or supplement thereto;
"Scheme Hearing"	means the Court hearing to sanction the Scheme under section 899 of the Companies Act, including any adjournment thereof;
"Scheme Record Time"	means the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. on the Business Day immediately after the Scheme Hearing;
"SEC"	means the United States Securities and Exchange Commission;
"Securities Act"	means the United States Securities Act of 1933;
"Service Document"	a claim form, application notice, order, judgment or other document relating to any proceedings, suit or action;
"Special Procedures"	has the meaning given to it in Clause 15.6(A);
"Tax"	means and includes all forms of taxation and statutory and government, state, provincial, local governmental or municipal charges, duties, contributions and levies, withholdings and deductions wherever and whenever imposed and all related penalties and interest;
"Tax Authority"	means HM Revenue and Customs or any governmental or other authority competent to impose Tax including any person, authority or body responsible for collection of Tax;
"Third Party Rights Provisions"	has the meaning given to it in Clause 18.15;
"U.S."	means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;
"U.S. Internal Revenue Code"	means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder; and

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"VAT"	means:

(i)	value added tax imposed by the Value Added Tax Act 1994 and legislation and regulations supplemental thereto;

(ii)	to the extent not included in paragraph (i) above, any Tax imposed in compliance with the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(iii)	any other Tax of similar nature to the Taxes referred to in paragraph (i) or paragraph (ii) above, whether imposed in the United Kingdom or a member state of the European Union in substitution for, or levied in addition to, the Taxes referred to in paragraph (i) or paragraph (ii) above or imposed elsewhere.

1.2	In this Agreement, except where the context otherwise requires:

(A)	references to Recitals, Clauses and Schedules are to Recitals and Clauses of and Schedules to this Agreement;

(B)	the expressions "subsidiary" and "subsidiary undertaking" shall have the meanings given in the Companies Act and the expression "group" in relation to a party, means that party together with its subsidiaries and subsidiary undertakings from time to time;

(C)	the expressions "acting in concert" and "offer" shall have the meanings given in the Code;

(D)	use of any gender includes the other genders;

(E)	words in the singular shall include the plural and vice versa;

(F)	a reference to any statute or statutory provision, shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted and shall include any subordinate legislation made from time to time under that statute or statutory provision (including, with respect to any Laws of the United States of America (whether state, federal or otherwise), any rules or regulations promulgated thereunder);

(G)	references to a "company" shall be construed so as to include any, corporation or other body corporate, wherever and however incorporated or established;

(H)	references to a "person" shall be construed so as to include any individual, firm, company, corporation, body corporate, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality);

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(I)	any reference to a "day" (including within the defined term "Business Day") shall mean a period of 24 hours running from midnight to midnight;

(J)	references to times are to London time;

(K)	references to "£" and "pounds sterling" are to the lawful currency of England;

(L)	references to "$" and "US Dollars" are to the lawful currency of the United States of America;

(M)	references to "writing" shall include any modes of reproducing words in a legible and non transitory form and shall include email except where otherwise expressly stated;

(N)	references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official, or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term;

(O)

(i)	the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

(ii)	general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

(P)	a reference to "includes" or "including" shall mean "includes without limitation" or "including without limitation" respectively;

(Q)	the phrases "to the extent" and "to the extent that" are used to indicate an element of degree and are not synonymous with the word "if";

(R)	all headings and titles are inserted for convenience only and are to be ignored in the interpretation of this Agreement;

(S)	the Schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the Schedules;

(T)	a reference to any other document referred to in this Agreement is a reference to that other document as amended or supplemented at any time; and

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(U)	references to this Agreement include this Agreement as amended or supplemented in accordance with its terms.

2.	Publication of the Announcement and the terms of the Combination

2.1	The parties shall procure the release of the Announcement via a Regulatory Information Service at or before 8:00 a.m. on the date of this Agreement, or such other date and time as may be agreed by the parties (and, where required by the Code, approved by the Panel). The obligations of the parties under this Agreement, other than this Clause 2.1 and Clauses 12 to 20 (each as interpreted in accordance with Clause 1), shall be conditional on such release.

2.2	The principal terms of the Combination shall be as set out in the Announcement, together with such other terms as may be agreed by the parties in writing (save in the case of an improvement to the terms of the Combination, which will be at the absolute discretion of AAM) and, where required by the Code, approved by the Panel.

2.3	The terms of the Combination at the date of posting of the Scheme Document shall be set out in the Scheme Document. Should AAM elect to implement the Combination by way of an Offer in accordance with Clause 4, the terms of the Combination shall be set out in the announcement of the switch to an Offer and the Offer Document.

3.	Dividends and other terms

AAM permitted distribution

3.1	The parties agree that, prior to the Effective Date, AAM shall not (and shall procure that no member of the AAM Group shall) announce, declare, make or pay any dividend and/or other distribution and/or other return of capital (other than from one member of the AAM Group to another member of the AAM Group).

3.2	If, on or after the date of the Announcement and prior to the Effective Date, AAM announces, declares, makes or pays any dividend and/or other distribution and/or other return of capital (an "AAM Excluded Dividend"), then Dowlais shall be entitled to elect by five (5) Business Days' written notice to AAM to declare and pay an equalising dividend to Dowlais Shareholders so as to reflect the value attributable to all or part of such dividend, distribution or return of capital, at the Exchange Rate, without any consequential reduction to the Consideration (a "Dowlais Equalising Dividend").

Dowlais permitted distributions

3.3	The following dividends shall constitute “Dowlais Permitted Dividends”:

(A)	a final dividend by Dowlais in respect of the financial year ended on 31 December 2024 (the “Dowlais FY24 Final Dividend”), provided that such dividend does not exceed an amount per Dowlais Share of more than 2.8 pence; and

(B)	any Dowlais Equalising Dividend.

3.4	If a Dowlais Permitted Dividend is declared with a record date prior to the Effective Date:

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(A)	Dowlais Shareholders shall be entitled to receive and retain such dividend;

(B)	AAM Stockholders shall have no entitlement in relation to such dividend; and

(C)	payment of such dividend shall not affect or reduce the Consideration in any way.

3.5	If, on or after the date of the Announcement and prior to the Effective Date, Dowlais announces, declares, makes or pays any dividend and/or other distribution and/or other return of capital which is neither a Dowlais Permitted Dividend nor a Permitted Buyback (a "Dowlais Excluded Dividend"), then AAM shall be entitled (at its sole discretion) to reduce the Cash Consideration by an amount that reflects the value attributable to all or any part of the amount by which such dividend, distribution or other return of capital exceeds the Dowlais Permitted Dividend, or, in the case of any other dividend, distribution or return of capital, by an amount that reflects the value attributable to all or part of such dividend, distribution or return of capital, in each case at the Exchange Rate, in which case any reference in the Announcement or in the Scheme Document (or, in the event that the Combination is to be implemented by means of any Offer, the Offer Document) to the Consideration will be deemed to be a reference to the Consideration as so reduced, and AAM shall comply with all of its obligations under the Code in reducing such Cash Consideration.

Other terms

3.6	AAM agrees that, to the extent that the Dowlais Shares held by the Melrose Employee Share Ownership Trust are repurchased by Dowlais for nil consideration and cancelled pursuant to the tripartite agreement entered into by Dowlais at the time of the demerger with Melrose Industries PLC and Zedra Trust Company (Guernsey) Limited (acting as trustee for the Melrose Automotive Share Plan) prior to completion of the Combination (the “Cancelled Shares”), AAM will increase the Cash Consideration and the number of New AAM Shares payable in respect of each Dowlais Share held pursuant to the Combination so as to allocate the Cash Consideration and New AAM Shares which the Cancelled Shares would have received on completion of the Combination to the Dowlais Shareholders based on the fully diluted share capital of Dowlais at the time of such cancellation, with the Cash Consideration rounded to the nearest pence and the number of New AAM Shares to four decimal places.

4.	Structure of the Combination

4.1	The parties intend as at the date of this Agreement to implement the Combination by means of the Scheme. AAM shall have the right (a "Right to Switch") (subject always to the consent of the Panel (if required)), whether before or after the posting of the Scheme Document, to elect at any time to implement the Combination by way of an Offer if:

(A)	Dowlais provides its prior written consent;

(B)	a Competing Proposal is made or announced (whether or not subject to satisfaction or waiver of any pre-conditions); or

(C)	a Dowlais Board Adverse Recommendation Change occurs.

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4.2	In the event of an Agreed Switch, unless otherwise agreed with Dowlais or required by the Panel, the parties agree that:

(A)	the acceptance condition to the Offer (the "Acceptance Condition") shall be set at 90 per cent. of the Dowlais Shares to which the Offer relates (or such lesser percentage as may be agreed between the parties in writing after, to the extent necessary, consultation with the Panel, being in any case more than 50 per cent. of the Dowlais Shares to which the Offer relates);

(B)	AAM will agree with Dowlais in a timely manner:

(i)	any announcements relating to the Combination; and

(ii)	any proposed changes to the timetable for implementation of the Combination (including, if proposed, any changes to the Long Stop Date),

for inclusion in the firm intention announcement in relation to the Offer and/or the Offer Document;

(C)	AAM shall:

(i)	prepare, as soon as reasonably practicable, the sections of the Offer Document attributable to AAM and related form of acceptance;

(ii)	prepare, as soon as reasonably practicable following receipt of the required information from Dowlais, any other sections of the Offer Document;

(iii)	agree with Dowlais the form and contents, and timing of publication of, the Offer Document and related form of acceptance;

(D)	AAM shall not take any such action (including publishing an acceptance condition invocation notice (as defined in Rule 31.6 of the Code)) which would cause the Offer not to proceed, to lapse or to be withdrawn in each case for non-fulfilment of the Acceptance Condition prior to midnight on the sixtieth (60th) day following the publication of the Offer Document (or such later date as is set pursuant to Rule 31.3 of the Code and Notes on that Rule) ("Day 60") and AAM shall ensure that the Offer remains open for acceptances until such time;

(E)	AAM shall not, without the prior written consent of Dowlais, make any acceleration statement (as defined in the Code) unless:

(i)	all of the Conditions (other than the Acceptance Condition) have been (or in the statement are stated as being) satisfied or waived (if capable of waiver);

(ii)	the acceleration statement contains no right for AAM to set the statement aside (except with Dowlais consent); and

(iii)	AAM undertakes to Dowlais not to take any action or step otherwise to set the acceleration statement aside;

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(F)	if at any time during the period between the publication of the Offer Document and 5:00 p.m. on the date falling on the ninth day prior to Day 39 (as defined in the Code), it becomes reasonably expected that any outstanding Regulatory Condition is not likely to be satisfied or waived (if capable of waiver) prior to Day 60, AAM shall promptly consult with Dowlais as to whether a suspension to the offer timetable should be sought pursuant to Rule 31.4(a) of the Code;

(G)	notwithstanding sub-Clause (F) above, if by 5:00 p.m. on the date falling on the ninth day prior to Day 39 (as defined in the Code), any outstanding Regulatory Condition has not been satisfied, AAM shall seek, jointly with Dowlais, the consent of the Panel to suspend the offer timetable no later than the date falling on the second day prior to Day 39 (as defined in the Code) pursuant to Rule 31.4(a) of the Code;

(H)	AAM shall keep Dowlais informed, on a regular basis and in any event within two (2) Business Days following a written request from Dowlais, of the number of Dowlais Shareholders that have:

(i)	validly returned their acceptance forms;

(ii)	returned but incorrectly completed their acceptance forms;

(iii)	validly returned their withdrawal forms; and

(iv)	returned but incorrectly completed their withdrawal forms,

and in each case specifying the identity of such shareholders and the number of Dowlais Shares to which such forms relate;

(I)	the Conditions, as set out in Part 1 of Appendix 1 to the Announcement, shall be incorporated into the announcement of such Offer and into the Offer Document, subject to replacing the Scheme Condition with the Acceptance Condition together with such modifications as are agreed in writing by the parties or, where required by the Code, by the Panel;

(J)	AAM shall, in accordance with the timetable agreed between the parties in writing from time to time and in any event in sufficient time to enable completion of the Combination to occur by the Long Stop Date:

(i)	prepare and cause to be filed with the SEC a registration statement on Form S-4, in which the AAM Proxy Statement will be included as a prospectus, with respect to the New AAM Stock to be issued to Dowlais Shareholders in connection with the Combination (as it may be amended or supplemented from time to time) (the "Registration Statement") and the obligations of AAM in Clauses 7.4(B), 7.6 and 7.11 shall apply to such Registration Statement (and the preparation, review and filing thereof) mutatis mutandis; and

(ii)	make all necessary filings with the SEC with respect to the Offer and shall comply with all applicable rules and regulations under the Securities Act and the Exchange Act, including Regulation 14E and the rules promulgated thereunder;

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(K)	AAM shall use all reasonable endeavours, and Dowlais will reasonably co-operate with AAM to:

(i)	(to the extent consistent with Clause 7.5 and the timetable agreed between the parties in writing from time to time) cause the Registration Statement to become effective as promptly as reasonably practicable upon receiving confirmation by the SEC that it has no further comments on the Registration Statement;

(ii)	respond to any comments received from the SEC (or its staff) in respect of the Registration Statement and resolve such comments with the SEC (or its staff) as promptly as reasonably practicable; and

(iii)	keep the Registration Statement effective as long as is necessary to consummate the Offer;

(L)	the Offer shall otherwise be made on the same terms and subject to the same conditions as those set out in the Announcement, subject to any modification or amendment to such terms and conditions as may be agreed to by Dowlais and (if required) the Panel or which is necessary as a result of the switch from the Scheme to the Offer;

(M)	AAM shall consult with Dowlais (and take into account all reasonable comments from Dowlais or its legal advisers) as to the timing of the publication or dissemination of any document or documents required to be prepared, filed and/or delivered to any person (including the Dowlais Shareholders or the AAM Stockholders) by AAM in connection with the Offer or as a result of the publication or dissemination of the Offer Document and consult with Dowlais, provide Dowlais with drafts of such document(s), take into account all reasonable comments from Dowlais or its legal advisers) as to the form and content of such document(s) and use all reasonable endeavours to have such document(s) approved and published as required as soon as reasonably practicable;

(N)	AAM shall comply with all applicable Law in relation to the Offer; and

(O)	all provisions of this Agreement relating to the Scheme, its implementation and documents relating thereto shall apply to the Offer, its implementation and relevant documents mutatis mutandis, and all other provisions of this Agreement shall continue to apply, save as set out in this Clause 4.

4.3	AAM hereby represents that it is not, at the date of this Agreement, and undertakes that (for so long as this Agreement is in force) it shall not become, following the date of this Agreement, required to make a mandatory offer for Dowlais pursuant to Rule 9 of the Code, provided that this Clause 4.3 shall cease to apply if a Competing Proposal is made.

5.	Undertakings in relation to satisfaction of the Regulatory Conditions

Regulatory Conditions

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5.1	AAM shall use all reasonable endeavours to obtain the Clearances and satisfy the Regulatory Conditions as soon as is reasonably practicable following the date of this Agreement and in any event in sufficient time to enable the Effective Date to occur by the Long Stop Date. This shall include AAM: (i) where reasonable to do so, defending any lawsuits or other legal proceedings by any Relevant Authority (whether judicial or administrative) challenging this Agreement or the Combination; and (ii) at the earliest date necessary or expedient to obtain the Clearances within sufficient time to enable the Effective Date to occur by the Long Stop Date, offering and/or agreeing to Remedies that are required (or reasonably expected to be required) to obtain the Clearances, provided that AAM shall not be obliged to offer and/or agree to a Remedy which can be reasonably considered likely to:

(A)	materially impact the value or operations of the AAM Group following completion of the Combination; or

(B)	materially impact the ability of AAM to realise the benefits of the Combination as set out in the Announcement,

but, in each case, only after prior consultation with Dowlais in relation thereto.

Regulatory processes

5.2	AAM and Dowlais shall co-operate with each other and provide each other with all reasonable information, comments, assistance and access in a timely manner in order to allow for AAM, or AAM and Dowlais jointly, or Dowlais, as may be required, to make any filings, notifications or submissions (or drafts thereof) as are necessary in connection with seeking to obtain the Clearances and satisfying the Regulatory Conditions, in each case with or to any Relevant Authority, and to ensure that all information reasonably necessary or reasonably advisable for the making of (or responding to any requests for further information consequent upon) any such filings, notifications or submissions (including draft versions) is supplied accurately and promptly, and in any event in sufficient time before any applicable deadline or due date, provided that the co-operation will be conducted in a manner reasonably designed to preserve applicable lawyer/client and lawyer work product privileges and to limit the exchange of any competitively sensitive information to outside counsel or pursuant to the Clean Team Agreement or the Joint Defense Agreement.

5.3	AAM shall, acting reasonably, determine the strategy for satisfying the Regulatory Conditions, but only after prior consultation with Dowlais in relation thereto and having considered all reasonable comments from Dowlais, or its legal advisers.

5.4	Without prejudice to the generality of the foregoing, and except to the extent that to do so is prohibited by Law:

(A)	AAM, or AAM and Dowlais jointly, or Dowlais, as may be required:

(i)	unless otherwise provided for in Clause 5.4(A)(ii), will submit (or shall procure the submission of) any filings, notifications or submissions (in draft, as applicable) to each Relevant Authority as soon as is reasonably practicable after the signing of this Agreement (unless otherwise agreed between the parties) and within any applicable mandatory time periods where it is necessary or expedient to do so in order to obtain a Clearance;

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(ii)	in relation to the China Antitrust Condition (as set out in paragraph 3(d) (China) of Part 1 of Appendix 1 to the Announcement), the Korea Antitrust Condition (as set out in paragraph 3(e) (South Korea) of Part 1 of Appendix 1 to the Announcement), the Mexico Antitrust Condition (as set out in paragraph 3(f) (Mexico) of Part 1 of Appendix 1 to the Announcement), and the Brazil Antitrust Condition (as set out in paragraph 3(g) (Brazil) of Part 1 of Appendix 1 to the Announcement), will submit (or shall procure the submission of) any filings, notifications or submissions (in draft, as applicable) to each Relevant Authority within eighty (80) calendar days of the date of this Agreement (“Agreed Filing Date”), unless otherwise agreed between the parties and provided that Dowlais has provided (where applicable) all information that is reasonably requested or required to prepare such filings promptly, within all reasonable deadlines specified by AAM or its legal advisers and in any event within such time as to enable AAM (or AAM and Dowlais jointly) to meet the Agreed Filing Date;

(iii)	respond to any supplementary enquiries and file any additional information requested by a Relevant Authority in connection with such Clearance as soon as reasonably practicable after receipt of such request and within any relevant deadline provided by the Relevant Authority where it is necessary or expedient to do so in order to obtain a Clearance; and

(iv)	maintain appropriate regular and ongoing dialogue with each Relevant Authority in order to monitor and ensure the prompt progress of any filings, notifications or submissions and offer such assistance and input as may be reasonably necessary to assist each Relevant Authority to consider and progress the relevant Clearances;

(B)	AAM shall be primarily responsible (except as otherwise required for preparation and submission of an appropriate notification and report form as applicable under the HSR Act) for preparing all filings, submissions, correspondence and communications (or drafts thereof) required to be submitted, sent or communicated to any Relevant Authority for the purpose of obtaining the Clearances and satisfying the Regulatory Conditions, provided that it shall do so in close co-operation with Dowlais, and consult with Dowlais, and take into account comments from Dowlais (and/or its legal advisers) in respect of any such filings, submissions, correspondence or communications;

(C)	AAM shall (subject to Clause 5.6 below and except as otherwise required for preparation and submission of an appropriate notification and report form as applicable under the HSR Act):

(i)	provide, or procure the provision of, draft copies of all filings, notifications, submissions, correspondence and communications (other than correspondence and communications of an administrative nature) intended to be sent to any Relevant Authority in connection with obtaining any Clearances or satisfying the Regulatory Conditions to Dowlais and/or its legal advisers, at such time as will allow Dowlais and/or its legal advisers a reasonable opportunity to review and provide comments on such filings, notifications, submissions, correspondence and communications, and shall consider in good faith such comments, before they are submitted, sent or communicated; and

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(ii)	provide Dowlais with copies of all such filings, notifications, submissions, correspondence and communications (other than correspondence and communications of an administrative nature) in the form finally submitted, sent or communicated;

(D)	in relation to any filings, notifications, submissions, correspondence or communications (other than correspondence and communications of an administrative nature) to be submitted or sent by Dowlais or any member of the Dowlais Group to any Relevant Authority in relation to obtaining any Clearances or satisfying the Regulatory Conditions, Dowlais shall (subject to Clause 5.6 below):

(i)	provide, or procure the provision of, draft copies of all filings, notifications, submissions, correspondence and communications (other than correspondence and communications of an administrative nature) intended to be sent to any Relevant Authority in connection with obtaining any Clearances or satisfying the Regulatory Conditions to AAM and/or its legal advisers, at such time as will allow AAM and/or its legal advisers a reasonable opportunity to review and provide comments on such filings, notifications, submissions, correspondence and communications, and shall consider in good faith and, where reasonable, accept any such comments, before they are submitted, sent or communicated, and shall not make or send the filing, notification, submission, correspondence or communication without AAM’s prior written consent (such consent not to be unreasonably withheld or delayed); and

(ii)	provide AAM with copies of all such filings, notifications, submissions, correspondence and communications in the form finally submitted or sent;

(E)	AAM and Dowlais shall keep each other's legal advisers copied in material correspondence and communications with any Relevant Authority (subject to Clause 5.6 below);

(F)	AAM and Dowlais (and/or their respective legal advisers) shall in a timely manner and save to the extent prohibited by applicable Law or by any applicable Relevant Authority: (i) notify each other; and (ii) provide copies (in the case of written communications) or summaries (in the case of oral communications), of any material communication from or discussion with any Relevant Authority in relation to obtaining any Clearance or satisfying the Regulatory Conditions;

(G)	each party shall be responsible for its own costs in relation to preparing any filings, notifications, submissions, correspondence and communications relating to any Clearance or satisfying the Regulatory Conditions, except that AAM shall be responsible for the payment of all filing fees to any Relevant Authority in connection with the Clearances;

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(H)	AAM and Dowlais shall give the other party (and/or its legal advisers) the opportunity (with reasonable notice when reasonably practicable and not objected to by the applicable Relevant Authority) to attend, and make reasonable oral submissions during, hearings, meetings and material video calls or telephone calls (each a “Meeting” and together, "Meetings") between that party (and/or its advisers) and any Relevant Authority in connection with obtaining the Clearances or satisfying the Regulatory Conditions (provided such oral submissions have been discussed by the parties in advance and, in the case of material oral submissions by Dowlais or its advisers, have been approved by AAM or its legal advisers in advance, such approval not to be unreasonably withheld or delayed) and, where such attendance and participation is not permitted by applicable Law or the Relevant Authority, provide, to the extent so permitted, the other party with a reasonably detailed summary of such Meeting as soon as reasonably practicable following the Meeting; and

(I)	where reasonably requested by the other party (or its legal advisers), AAM or Dowlais (as applicable) shall make available appropriate representatives (including, where reasonably requested, legal advisers) to attend any Meetings between the parties (and/or their respective advisers) and any Relevant Authority in connection with obtaining the Clearances or satisfying the Regulatory Conditions.

5.5	Nothing in this Agreement shall oblige either AAM or Dowlais (the "disclosing party") to disclose any information to the other:

(A)	which the disclosing party reasonably considers to be competitively or commercially sensitive;

(B)	which the disclosing party is prohibited from disclosing by Law or a Relevant Authority; or

(C)	where such disclosure would result in the loss of privilege that subsists in relation to such information (including legal advice privilege).

5.6	Where the circumstances referred to in Clauses 5.5(A) or 5.5(B) apply, the disclosing party shall disclose the relevant information to the other:

(A)	pursuant to the Clean Team Agreement;

(B)	pursuant to the Joint Defense Agreement; or

(C)	where disclosure in a manner contemplated by Clauses 5.6(A) or 5.6(B) would reasonably be expected to have a material adverse effect on the disclosing party's legitimate business interest, directly to a Relevant Authority (and in such circumstances, the disclosing party shall provide to the other a non-confidential version of such information).

5.7	AAM and Dowlais shall keep the other party informed of the progress towards satisfaction (or otherwise) of the Regulatory Conditions. Without prejudice to the generality of the foregoing, each party shall keep the other informed promptly of developments which are material or reasonably likely to be material to obtaining Clearances in sufficient time to enable the Effective Date to occur prior to the Long Stop Date.

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5.8	Except with the prior written consent of Dowlais, until the Effective Date, AAM shall not (and shall procure that each member of the AAM Group shall not), acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organisation or division thereof, or otherwise acquire or agree to acquire any assets of or enter into any collaboration or joint venture with a third party, if the entering into of a definitive agreement relating to, or the consummation of, such acquisition, merger, consolidation, collaboration or joint venture, would, or would be reasonably likely to, have the effect of preventing, materially delaying or materially prejudicing the satisfaction of any Regulatory Condition.

5.9	If AAM intends to seek the permission of the Panel to invoke a Condition, it shall, as far in advance as is reasonably practicable and prior to approaching the Panel, notify Dowlais of its intention and provide Dowlais with reasonable details of the ground on which it intends to invoke the relevant Condition.

6.	Scheme Document and Announcements

6.1	Where the Combination is implemented by way of the Scheme, AAM shall:

(A)	provide promptly to Dowlais all such information about itself, its intentions, the AAM Group and its directors as may be reasonably requested, and which is required for the purpose of inclusion in the Scheme Document, or any other document required by the Code or any other applicable Law to be published in connection with the Scheme or the Dowlais GM;

(B)	provide Dowlais with all other assistance which may be reasonably required with the preparation of the Scheme Document, or any other document required by the Code or any other applicable Law to be published in connection with the Scheme or the Dowlais GM, including access to, and ensuring that reasonable assistance is provided by, its relevant professional advisers; and

(C)	procure that its directors accept responsibility, in the terms required by the Code, for all of the information published in the Scheme Document relating to themselves (and their close relatives (as defined in the Code), related trusts and other persons connected with them), the AAM Group, persons acting in concert with AAM, the financing of the Combination and statements of opinion, belief, intent or expectation of AAM or the directors of AAM in relation to the Combination, AAM's plans for the Dowlais Group following completion of the Combination or otherwise in relation to the combined group following completion of the Combination and any other information in the Scheme Document for which a bidder and/or its directors is required to accept responsibility under applicable Law.

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7.	Non-solicitation applicable to AAM, AAM public documents and AAM Stockholder Approval

7.1	AAM agrees that neither it, nor any member of the AAM Group, shall, and that it shall use all reasonable endeavours to cause its and their respective representatives not to, directly or indirectly, from the date hereof until the receipt of the AAM Stockholder Approvals, enter into, continue or participate in any discussions or negotiations regarding, or furnish any information with respect to, or otherwise co-operate in any way that could otherwise be reasonably expected to lead to, an AAM Alternative Proposal, provided that the foregoing shall not prohibit AAM from notifying any person seeking to take any of the aforementioned actions of the existence of AAM’s obligations under this Clause 7.1. From the date of this Agreement, AAM shall, shall cause the members of the AAM Group to, and shall use all reasonable endeavours to cause its and their respective representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person with respect to any AAM Alternative Proposal or any enquiry or proposal that may reasonably be expected to lead to an AAM Alternative Proposal.

7.2	Notwithstanding anything to the contrary contained in Clause 7.1 or any other provision of this Agreement, if at any time after the execution of this Agreement and prior to obtaining the AAM Stockholder Approvals, any member of the AAM Group or any of their respective representatives receives a bona fide, unsolicited AAM Alternative Proposal, which AAM Alternative Proposal did not result from a breach of Clause 7.1 by AAM or a member of the AAM Group, then in response to such AAM Alternative Proposal:

(A)	AAM and its representatives may contact the person or group that made such AAM Alternative Proposal to clarify the terms and conditions thereof or to request that such AAM Alternative Proposal made orally be made in writing; and

(B)	if the AAM Board determines in good faith (after consultation with external legal counsel and a financial adviser) that such AAM Alternative Proposal constitutes or would reasonably be expected to lead to an AAM Takeover Proposal from the person or group submitting such AAM Alternative Proposal and that the failure to take such action would be inconsistent with the fiduciary duties of the AAM Directors (a “Qualifying AAM Alternative Proposal”), AAM may:

(i)	enter into a confidentiality agreement with such person or group making the Qualifying AAM Alternative Proposal and thereafter furnish information (including non-public information) with respect to the AAM Group to such person or group and its representatives pursuant to such confidentiality agreement so long as, prior to or substantially concurrently with the time such information is provided or made available to such person or group or any of its representatives, AAM also provides Dowlais any information furnished to such person or group or any of its representatives which was not previously furnished to Dowlais; and

(ii)	engage in or otherwise participate in discussions or negotiations with such person or group and its representatives regarding such Qualifying AAM Alternative Proposal

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7.3	Subject to Clause 7.5, AAM shall use all reasonable endeavours to ensure that the AAM Proxy Documents are transmitted to AAM Stockholders (following confirmation by the SEC (or its staff) that it has no further comments on the AAM Proxy Documents) in accordance with the timetable agreed between the parties in writing from time to time and in any event in sufficient time to enable completion of the Combination to occur by the Long Stop Date, and shall convene the AAM Stockholder Meeting at or around the same time on the same date as the Court Meeting and/or the Dowlais GM.

7.4	Without limitation to Clause 7.3, AAM shall also:

(A)	file with the SEC preliminary AAM Proxy Documents for review and comment by the SEC in accordance with the timetable agreed between the parties in writing from time to time;

(B)	as soon as reasonably practicable, notify Dowlais and provide copies of any communications sent by or received from the SEC (or its staff) in respect of the AAM Proxy Documents;

(C)	as soon as reasonably practicable, respond to any comments received from the SEC (or its staff) in respect of the AAM Proxy Documents and use all reasonable endeavours to resolve such comments with the SEC (or its staff) as promptly as reasonably practicable;

(D)	use all reasonable endeavours to obtain confirmation by the SEC (or its staff) that it has no further comments on the AAM Proxy Documents as soon as reasonably practicable after the date of this Agreement; and

(E)	(to the extent consistent with Clause 7.5 and the timetable agreed between the parties in writing from time to time) transmit the AAM Proxy Documents to AAM Stockholders as soon as reasonably practicable upon receiving confirmation by the SEC that it has no further comments on the AAM Proxy Documents.

7.5	The parties agree that the AAM Proxy Documents will be dispatched to AAM Stockholders at or around the same time as the Scheme Document is dispatched to Dowlais Shareholders.

7.6	AAM (and/or its advisers) shall provide draft copies of the AAM Proxy Documents and any ancillary agreements or documents to Dowlais (and/or its advisers) at such time as will allow Dowlais (and/or its advisers) reasonable notice of and reasonable opportunity to review and comment on such drafts and AAM (and/or its advisers) shall:

(A)	seek and obtain Dowlais' approval (such approval not to be unreasonably withheld or delayed) in relation to the information on Dowlais contained in the AAM Proxy Documents before they are submitted to the SEC or published in final form; and

(B)	in respect of any other information contained in the AAM Proxy Documents, have regard to such reasonable comments made by Dowlais (subject to the foregoing requirement for AAM to allow Dowlais (and its advisers) reasonable notice of and reasonable opportunity to review and comment) in a timely manner from Dowlais (and/or its advisers) as it considers appropriate, acting reasonably and in good faith, before they are submitted to the SEC or filed in definitive form.

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7.7	AAM shall use all reasonable endeavours to obtain the AAM Stockholder Approvals at the AAM Stockholder Meeting, and AAM shall:

(A)	use all reasonable endeavours to solicit from AAM Stockholders proxies in order to obtain the AAM Stockholder Approvals; and

(B)	ensure that the AAM Proxy Statement shall contain a unanimous recommendation from the AAM Directors that the AAM Stockholders vote to approve the issuance of the New AAM Stock and the AAM Charter Amendment (the "AAM Board Recommendation"),

in each case unless the AAM Board has made an AAM Board Recommendation Change in compliance with Clause 7.8.

7.8	AAM shall not:

(A)	cause or permit the AAM Board Recommendation to be not made, withdrawn or adversely qualified or modified;

(B)	cause or permit any announcement to be made, whether before or after the AAM Proxy Documents are transmitted to AAM Stockholders, intimating that the AAM Directors are no longer unanimously recommending (or are no longer intending unanimously to recommend) that the AAM Stockholders vote to approve the issuance of the New AAM Stock and/or the AAM Charter Amendment; or

(C)	fail publicly to reaffirm or re-issue a statement of the intention of the AAM Directors to make the AAM Board Recommendation or fail to recommend against acceptance of a tender or exchange offer by its stockholders pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of AAM Stock, in each case, before the tenth Business Day following the commencement of such tender or exchange offer (or, if earlier, prior to the AAM Stockholder Meeting),

(each such event, an "AAM Board Recommendation Change"), in each case unless, prior to receipt of the AAM Stockholder Approvals, the AAM Directors have determined, following consultation with external legal counsel and a financial adviser, that failing to make the AAM Board Recommendation Change would be inconsistent with the fiduciary duties of the AAM Directors.

7.9	AAM undertakes to Dowlais that, unless giving such notice is not legally permitted, it will give Dowlais at least 24 hours’ written notice if: (i) the AAM Proxy Documents will not contain the AAM Board Recommendation; or (ii) AAM intends to make an AAM Board Recommendation Change.

7.10	Nothing contained in this Clause 7 shall prohibit AAM from complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act or making a customary "stop, look and listen" communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act (provided that any such disclosure which constitutes an AAM Board Recommendation Change shall be subject to the terms of Clause 7.8).

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7.11	Dowlais agrees to provide as soon as reasonably practicable to AAM, to the standard that is required for AAM to meet its obligations under the Securities Act and the Exchange Act (in each case, as relevant to such document), all such information about itself and the Dowlais Directors as may be reasonably requested and which is required for the purpose of inclusion in the AAM Proxy Documents (including any information required under applicable Law, the Securities Act, the Exchange Act and the Code) and to provide all other assistance which may be reasonably required for the preparation of the AAM Proxy Documents, including access to, and ensuring that reasonable assistance is provided by, its professional advisers.

7.12	In the period between the filing of the AAM Proxy Documents and the AAM Stockholder Meeting, AAM shall keep Dowlais informed, on a regular basis or as soon as reasonably practicable following a request by Dowlais, of the number and content of proxy votes received in respect of the AAM Stockholder Approvals.

7.13	AAM shall convene the AAM Stockholder Meeting for the sole purpose of obtaining the AAM Stockholder Approvals and shall not propose any other matters to be considered at such AAM Stockholder Meeting unless otherwise agreed by Dowlais (acting reasonably).

7.14	AAM shall permit a reasonable number of representatives of Dowlais and its advisers to attend the AAM Stockholder Meeting.

7.15	AAM shall not, without the prior written consent of Dowlais, adjourn or postpone the AAM Stockholder Meeting, provided that AAM may adjourn or postpone the AAM Stockholder Meeting without the consent of Dowlais:

(A)	if, as of the time for which the AAM Stockholder Meeting is originally scheduled (as set out in the AAM Proxy Documents), there are insufficient AAM Stockholders (either in person or by proxy) to constitute the quorum necessary to conduct the business of the AAM Stockholder Meeting;

(B)	if it is not practicable to seek consent from Dowlais because the adjournment or postponement is on account of a force majeure event or an emergency adjournment or postponement;

(C)	if reasonable additional time is required for the distribution to AAM Stockholders prior to the AAM Stockholder Meeting of any supplement or amendment to the AAM Proxy Documents which the AAM Board has determined, in good faith, based on the advice of external legal counsel, is required by applicable Law or under the Securities Act (and/or in the case of the AAM Directors, their fiduciary duties as directors under applicable Law) and for any applicable notice period in respect of such supplement or amendment to expire, provided that such notice period is no longer than two (2) Business Days longer than the minimum period prescribed by applicable Law;

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(D)	if the adjournment or postponement is required by applicable Law or any failure to adjourn or postpone the AAM Stockholder Meeting would, as determined after consultation with Dowlais, reasonably be expected to be a violation of applicable Law; and/or

(E)	if necessary, due to an adjournment or prospective adjournment of the Court Meeting or the Dowlais GM (but without prejudice to the Conditions set out in paragraphs 2(a)(ii) and 2(b)(ii) (Scheme approval) of Part 1 of Appendix 1 to the Announcement) to ensure that the AAM Stockholder Meeting is held on the same date as the date of the Court Meeting and the Dowlais GM, provided that all such adjournments or postponements shall not (without the consent of Dowlais) delay by more than 30 days the AAM Stockholder Meeting after the date on which the AAM Stockholder Meeting was (or was required to be) originally scheduled, in each case excluding any adjournments or postponements required by applicable Law.

7.16	Subject to the receipt of the AAM Stockholder Approvals, AAM shall use all reasonable endeavours to cause all New AAM Stock to be issued to Dowlais Shareholders pursuant to the Combination to:

(A)	for so long as the Combination is being implemented by way of the Scheme, be issued in reliance on an exemption from the registration requirements under Section 3(a)(10) of the Securities Act; and

(B)	be approved for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

8.	Implementation of the Scheme

8.1	AAM undertakes that, on the Business Day prior to the Scheme Hearing, it shall deliver a notice in writing to Dowlais confirming either:

(A)	the satisfaction or waiver of all Conditions (other than the Scheme Condition); or

(B)	its intention to invoke one or more Conditions (if permitted by the Panel) and providing reasonable details of the event which has occurred, or circumstances which have arisen, which AAM reasonably considers entitles it to invoke such Condition or treat it as unsatisfied or incapable of satisfaction and the reasons why it considers such event or circumstance sufficiently material for the Panel to permit AAM to withdraw or lapse the Scheme.

8.2	Where the Combination is implemented by way of the Scheme, AAM shall instruct counsel to appear on its behalf of the Scheme Hearing and undertake to the Court to be bound by the terms of the Scheme insofar as it relates to AAM to the extent that all the Conditions (other than paragraph 2(c)(i) of the Conditions) have been satisfied or waived prior to or on the date of the Scheme Hearing. AAM shall provide such documentation or information as may reasonably be required by Dowlais' counsel or the Court, in relation to such undertaking.

8.3	If AAM becomes aware of any fact, matter or circumstance that it reasonably considers would allow any of the Conditions to be invoked (applying the test set out in Rule 13.5(a) of the Code and the Panel would permit it to so invoke), AAM (subject to any restriction under applicable Law) shall inform Dowlais as soon as reasonably practicable.

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8.4	AAM undertakes that, after the receipt of the AAM Stockholder Approvals and, in any event, prior to the Effective Date (but subject to the receipt of the AAM Stockholder Approvals), AAM shall adopt the AAM Charter Amendment and file a certificate of amendment giving effect to the AAM Charter Amendment with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law of the State of Delaware.

8.5	AAM undertakes that the New AAM Stock (to be issued to Dowlais Shareholders as part of the Consideration for the Combination) will be validly issued, fully paid and non-assessable to Dowlais Shareholders upon issuance.

9.	Conduct of business

9.1	Subject to Clause 9.2, except: (i) as expressly contemplated by this Agreement and/or the Announcement (as applicable); (ii) as consented to in writing by Dowlais; or (iii) as required by applicable Law or the terms of any contract with a third party which has been fairly disclosed to Dowlais or publicly announced before the date of this Agreement, from the date of this Agreement until the Effective Date, AAM shall not (and shall procure that no member of the AAM Group shall):

(A)	other than the granting of options or awards in respect of AAM Stock or selling AAM Stock to directors, officers and employees, in the normal and ordinary course and in accordance with the AAM Group's existing incentive plans that have been fairly disclosed to Dowlais, and allotting and issuing any AAM Stock to the extent necessary to satisfy any such options or awards vesting or due to be settled under such plans:

(i)	allot or issue any AAM capital stock or other equity securities or any securities convertible into, or exchangeable for, such capital stock or other equity securities; or

(ii)	grant any option over or right to subscribe for any AAM capital stock or other equity securities or any securities convertible into, or exchangeable for, such capital stock or other equity securities;

(B)	split, combine, reclassify, consolidate or sub-divide any of its capital stock or amend its certificate of incorporation (other than to adopt the AAM Charter Amendment), by-laws, other equivalent documents or other organisational documents;

(C)	authorise, declare, pay or make any dividend or other distribution, or undertake any form of return of capital with respect to the AAM Stock (whether in cash, assets, shares or other securities);

(D)	directly or indirectly, repurchase, redeem or otherwise acquire, cancel or reduce, any of its capital stock or any rights, warrants or options to acquire any such capital stock;

(E)	undertake any other form of equity capital reorganisation not otherwise referred to in this Clause 9.1;

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(F)	adopt a plan of complete or partial liquidation or dissolution;

(G)	do or fail to do any act or thing that would reasonably be expected to result in a de-listing of AAM Stock from the New York Stock Exchange; or

(H)	agree, resolve, commit or announce publicly any agreement or intention to do any of the foregoing (as applicable), whether conditionally or unconditionally.

9.2	Clause 9.1 shall not apply to any act, transaction or arrangement between AAM or a wholly-owned member of the AAM Group and another wholly-owned member of the AAM Group.

Dowlais Revolving Credit Facility

9.3	AAM consents that, for the purposes of the Code, in line with its ordinary course of business, Dowlais is permitted to modify, refinance, refund, renew, replace or extend its current revolving credit facilities prior to the Effective Date.

10.	Dowlais Share Plans

The parties agree that the provisions of Schedule 2 shall apply in respect of the Dowlais Share Plans and Dowlais employee related matters.

11.	Directors' and Officers' Liability Insurance

11.1	To the extent permitted by applicable Law, for six (6) years after the Effective Date, AAM undertakes in favour of Dowlais and in favour of each of the directors, officers and employees of Dowlais and each of its subsidiary undertakings as at and prior to the Effective Date to procure that the members of the Dowlais Group shall honour and fulfil all their respective obligations (if any) existing at the Effective Date regarding:

(A)	elimination of liability of directors, indemnification of officers, directors and employees and advancement of reasonable and properly documented expenses incurred with respect to matters existing or occurring at or prior to the Effective Date; and

(B)	provision of assistance to directors, officers and employees of the Dowlais Group to the extent they need to make a claim against the Dowlais Group directors' and officers' insurance policy (including any run off cover), in each case with respect to matters existing or occurring at or prior to the Effective Date.

11.2	AAM shall procure the provision of directors' and officers' liability insurance for both current and former directors, officers and employees of the Dowlais Group, including directors and officers and employees who retire or whose employment is terminated as a result of the Combination, for acts and omissions up to and including the Effective Date, in the form of run-off cover for a period of six (6) years following the Effective Date. Such insurance cover shall be with reputable insurers and provide cover, in terms of amount and breadth, at least as much as that provided under the Dowlais Group's directors' and officers' liability insurance as at the date of this Agreement.

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12.	Code

12.1	Nothing in this Agreement shall in any way limit the parties' obligations under the Code and any uncontested rulings of the Panel as to the application of the Code in conflict with the terms of this Agreement (which shall take precedence over such terms).

12.2	The parties agree that, if the Panel determines that any provision of this Agreement that requires Dowlais to take or not to take action, whether as a direct obligation or as a condition to any other person's obligation (however expressed), is not permitted by Rule 21.2 of the Code, that provision shall have no effect and shall be disregarded and neither Dowlais nor the Dowlais Directors shall have any obligation to take or not take any such action.

12.3	Nothing in this Agreement shall oblige Dowlais or the Dowlais Directors to recommend an Offer or a Scheme proposed by AAM.

13.	Invalidity

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction or due to the operation of Clause 12.2:

(A)	that shall not affect or impair:

(i)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(ii)	the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement; and

(B)	if it would be legal, valid and enforceable if deleted in whole or in part or reduced in application, such provision shall apply with such deletion or reduction as may be necessary to make it valid and enforceable but the enforceability of the remainder of this Agreement shall not be affected.

14.	Termination

14.1	Subject to Clauses 14.2 and 14.3, this Agreement shall terminate with immediate effect and all rights and obligations of the parties under this Agreement shall cease:

(A)	if the parties so agree in writing;

(B)	if the Announcement is not released by the time and date specified in Clause 2.1 (unless, prior to that time, the parties have agreed another time in accordance with Clause 2.1 in which case that later time and date shall apply for the purposes of this Clause 14.1(B));

(C)	upon service of written notice by AAM to Dowlais if a Dowlais Board Adverse Recommendation Change occurs;

(D)	upon service of written notice by either party if one or more of the following occurs:

(i)	prior to the Long Stop Date, a Competing Proposal becomes effective or is declared or becomes unconditional;

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(ii)	if the Combination (whether implemented by way of the Scheme or the Offer) is withdrawn, terminates or lapses in accordance with its terms and (where required) with the permission of the Panel, unless such lapse or withdrawal:

(a)	is as a result of the exercise of a Right to Switch; or

(b)	is to be followed promptly by a firm intention announcement (under Rule 2.7 of the Code) made by AAM or a person acting in concert (as defined in the Code) with AAM to implement the Combination by a different offer or scheme on substantially the same or improved terms, and such announcement is made within five (5) Business Days of such lapse or withdrawal;

(iii)	prior to the Long Stop Date, any Condition (other than a Regulatory Condition or a Condition in respect of AAM having obtained the AAM Stockholder Approvals at the AAM Stockholder Meeting) has been invoked by AAM in circumstances where the invocation of the relevant Condition is permitted by the Panel;

(iv)	if the Scheme is not approved at the Court Meeting or the Dowlais GM Resolutions are not passed at the Dowlais GM or the Court refuses to sanction the Scheme, other than in circumstances where AAM has elected, pursuant to an Agreed Switch, to implement the Combination by way of an Offer;

(v)	unless otherwise agreed by the parties in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date;

(vi)	the AAM Stockholder Approvals are not received at the AAM Stockholder Meeting;

(vii)	if a Break Payment Event occurs; or

(viii)	prior to the Long Stop Date, any Regulatory Condition has been invoked by AAM (in circumstances where the invocation of the relevant Regulatory Condition is permitted by the Panel);

(E)	upon service of written notice by Dowlais on AAM if one or more of the following occurs:

(i)	AAM makes an announcement prior to the publication of the AAM Proxy Documents that: (a) it will not convene the AAM Stockholder Meeting; or (b) it intends not to file the AAM Proxy Documents with the SEC or transmit the AAM Proxy Documents to AAM Stockholders;

(ii)	the AAM Proxy Documents do not include the AAM Board Recommendation; or

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(iii)	an AAM Board Recommendation Change has occurred; or

(F)	if the Effective Date occurs.

14.2	Subject to Clause 16.7, termination of this Agreement shall be without prejudice to the rights of either party that may have arisen at or prior to termination. For the avoidance of doubt, if this Agreement is terminated pursuant to Clause 14.1, AAM will remain obliged to pay any Break Payment to the extent that it had become due and payable at or prior to any such termination (subject to the provisions of this Agreement then in force) on the occurrence of the Break Payment Event.

14.3	Clauses 1, 12 to 15 (inclusive), 17 to 20 (inclusive) and Clauses 10 and 11 (but only in circumstances where this Agreement is terminated on or after the Effective Date) shall survive termination of this Agreement.

15.	Warranties and Undertakings

15.1	AAM represents to Dowlais and Dowlais represents to AAM on the date of this Agreement that:

(A)	it has the requisite power and authority to enter into and perform its obligations under this Agreement;

(B)	subject to Clause 12.2, this Agreement constitutes its binding obligations in accordance with its terms; and

(C)	the execution and delivery of, and performance of its obligations under, this Agreement will not:

(i)	result in any breach of any provision of its constitutional documents;

(ii)	save as notified to Dowlais in writing, result in a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound, where such breach or default would be material in the context of the Combination; or

(iii)	result in a breach of any order, judgment, or decree of any court or governmental agency to which it is a party or by which it is bound.

15.2	AAM represents to Dowlais on the date of this Agreement that:

(A)	no resolutions or approvals of its shareholders are required to enter into and implement the Combination other than: (i) the affirmative vote by the holders of a majority of the voting power of the shares of AAM Stock represented in person or by proxy at the AAM Stockholder Meeting to approve the issuance of the New AAM Stock as required under the rules contained in the New York Stock Exchange Listed Company Manual; and (ii) the affirmative vote by the holders of a majority in voting power of the outstanding shares of AAM Stock entitled to vote thereon at the AAM Stockholder Meeting to approve the AAM Charter Amendment (collectively, the "AAM Stockholder Approvals");

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(B)	AAM represents to Dowlais on the date of this Agreement that it has not knowingly withheld from Dowlais knowledge of the existence of material matters or circumstances of which employees and officers of AAM engaged in the consideration of the Regulatory Condition are aware which could (in AAM’s reasonable opinion) reasonably be expected to result in any Regulatory Condition not being satisfied; and

(C)	except as fairly disclosed to Dowlais prior to the execution of this Agreement, it is not aware of any circumstances which would prevent any of the Conditions from being satisfied.

15.3	AAM acknowledges that no responsibility is accepted, and no representation, undertaking or warranty is made or given, in either case expressly or impliedly, by Dowlais, any member of the Dowlais Group or by any of the Dowlais Group's directors, officers, employees, contractors or advisers (each a "Dowlais Representative") as to the accuracy or completeness of the information provided.

15.4	AAM acknowledges and agrees that any information and/or assistance provided by any Dowlais Representative, whether before, on or after the date of this Agreement: (i) pursuant to the obligations of Dowlais or any member of the Dowlais Group under or otherwise in connection with this Agreement; or (ii) in connection with the Combination, shall in each case be (and have been) given on the basis that the relevant Dowlais Representative shall not incur any liability, whether in contract, tort (including negligence) or otherwise, in respect of any loss or damage that any of the AAM's Group or any of their respective directors, officers, employees or advisers may suffer or incur as a result of the provision of any such information and/or assistance (save, in each case for loss or damage resulting from the fraud or fraudulent misrepresentation of the relevant Dowlais Representative).

15.5	AAM will conduct an analysis of the application of Section 304 of the U.S. Internal Revenue Code to the Combination (conducted in accordance with usual market practice in the U.S.) in advance of the Effective Date and in consultation with Dowlais.

15.6	AAM shall take the following steps to assist the registered members of Dowlais who are not tax resident in the U.S. (the "Non-U.S. Dowlais Shareholders"), who may be subject to U.S. withholding tax due to the potential application of Section 304 of the U.S. Internal Revenue Code to the Combination:

(A)	establish special procedures allowing the Non-U.S. Dowlais Shareholders to certify whether they are exempt from such withholding tax (the "Special Procedures") and select a paying agent in respect of the Combination with appropriate experience of similar special procedures for shareholder certification;

(B)	maximise (so far as AAM is reasonably able) the time between any withholding being applied with respect to a payment made to a Non-U.S. Dowlais Shareholder and the paying agent remitting any withheld funds to the U.S. Internal Revenue Service;

(C)	provide Dowlais with reasonable opportunity to comment on the form and content of any certification requested by AAM or the paying agent from the Non-U.S. Dowlais Shareholders in respect of the application of withholding tax and the form of any communication in relation to such certification;

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(D)	provide appropriate certification forms to the Non-U.S. Dowlais Shareholders at (i) the time of posting of the Scheme Document, (ii) immediately following the Scheme Record Time and (iii) reasonably frequently thereafter in respect of Non-U.S. Dowlais Shareholders who have not returned appropriate certification; and

(E)	provide Dowlais Shareholders with access to a shareholder information line with respect to the matters described in this Clause 15.6 and preparing, in consultation with Dowlais, a ‘Q&A’ script for responses to enquiries from Dowlais Shareholders through such information line.

15.7	AAM shall further give such undertaking and take any such steps in relation to the Special Procedures as the Court may require or the barrister instructed by Dowlais ("Scheme Counsel") in respect of the Scheme may advise necessary or expedient in respect of the Court’s sanction of the Scheme, provided that legal counsel to AAM shall be entitled to discuss such advice with Scheme Counsel and may, acting in good faith, seek the opinion of its own barrister with requisite experience to advise on the nature and scope of such undertakings.

16.	Break Payments

16.1	Subject to Clause 16.2, AAM undertakes that if, on or prior to the Long Stop Date:

(A)	either: (a) an AAM Board Recommendation Change has occurred; or (b) the AAM Stockholder Meeting has not occurred in breach of AAM's obligations under this Agreement, in either case so as to cause the Combination to lapse, to be withdrawn or not to proceed (each an “AAM Board Recommendation Change Event”), AAM shall pay to Dowlais an amount equal to $50 million (the "AAM Board Recommendation Change Break Payment"), in cash, in US Dollars; or

(B)	either: (a) AAM invokes (and is permitted by the Panel to invoke) any Regulatory Condition; or (b) a Regulatory Condition has not been satisfied or waived by AAM as at the Long Stop Date, in either case so as to cause the Combination to lapse, to be withdrawn, or not to proceed (each a “Regulatory Condition Satisfaction Failure Event”), AAM shall pay to Dowlais an amount equal to $50 million (the "Regulatory Condition Break Payment"), in cash, in US Dollars; or

(C)	the AAM Stockholder Approvals are not received at the AAM Stockholder Meeting (or any subsequent stockholder meeting convened by AAM prior to the Long Stop Date to obtain the AAM Stockholder Approvals) so as to cause the Combination to lapse, to be withdrawn or not to proceed, and there has been no AAM Board Recommendation Change (the "AAM Stockholder Approval Failure Event"), AAM shall pay to Dowlais an amount equal to $14 million (the "AAM Stockholder Approval Failure Break Payment"), in cash, in US Dollars, in each case by way of compensation for any loss suffered by Dowlais in connection with the preparation and negotiation of the Combination.

16.2	Notwithstanding Clause 16.1, no Break Payment shall be payable by AAM pursuant to this Agreement if:

(A)	prior to the time the relevant Break Payment Event occurs, a Dowlais Board Adverse Recommendation Change has occurred (irrespective of whether or not this Agreement has been terminated pursuant to Clause 14.1(C));

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(B)	prior to the time the relevant Break Payment Event occurs, this Agreement has been terminated in accordance with Clause 14.1(A) or Clause 14.1(B); or

(C)	prior to the time the relevant Break Payment Event occurs, this Agreement has been terminated, or a right to terminate this Agreement has arisen, pursuant to the occurrence of one or more events set out in:

(i)	Clause 14.1(D)(i);

(ii)	Clause 14.1(D)(ii), except where such termination or right to terminate arises as a result of a Break Payment Event;

(iii)	Clause 14.1(D)(iii); or

(iv)	Clause 14.1(D)(iv), except where the Scheme is not sanctioned at the Scheme Hearing as a result of AAM failing to deliver the notice contemplated by Clause 8.1(A) in breach of (x) its obligations under Clause 8.1 and (y) paragraph 3(g) of Appendix 7 of the Code, where the Panel has not otherwise agreed that AAM is not required to deliver such notice.

16.3	Subject to Clause 16.2, AAM shall pay any Break Payment to Dowlais by electronic bank transfer to a bank account designated by Dowlais within three (3) Business Days of the occurrence of the relevant Break Payment Event. Payment shall be made in immediately available funds (without any deduction or withholding, save only as required by Law, and without regard to any lien, right of setoff, counterclaim or otherwise). If AAM fails to timely pay or cause to be paid any Break Payment due pursuant to Clause 16.1, and, in order to obtain the payment, Dowlais commences litigation that results in a judgement against AAM for payment, AAM shall also pay or cause to be paid to Dowlais its reasonable and documented costs and expenses (including reasonably and documented fees for external legal counsel) in connection with such litigation, together with interest on the balance of such aggregate amount outstanding from time to time from the date when such payment is due until the date of actual payment (after as well as before judgement) at a rate per annum of 2 per cent. above the prime rate during such period as published in the Wall Street Journal. Such interest shall accrue from day to day and be compounded monthly.

16.4	For the avoidance of doubt in no event shall AAM be required to pay more than one Break Payment (provided that if: (i) two or more Break Payment Events occur at the same time, AAM pays the largest Break Payment that would otherwise be due to Dowlais at that time pursuant to Clause 16.1; or (ii) if the circumstances set out in Clauses 16.1(A) and 16.1(B) have both occurred such that both the AAM Board Recommendation Change Break Payment and the Regulatory Condition Break Payment are payable, then AAM shall only be obligated (subject to the terms of this Agreement) to make the AAM Board Recommendation Change Break Payment).

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16.5	The parties acknowledge that, at the date of this Agreement, it is not possible to ascertain the amount of the overall loss that Dowlais would incur as a result of a Break Payment Event and that the Break Payments represent a genuine pre-estimate by the parties of the amount of the overall loss that Dowlais would incur as a result of such Break Payment Event having occurred.

16.6	The Break Payments are inclusive of any applicable VAT. The parties to this Agreement intend and shall use reasonable endeavours to procure that the Break Payments are not treated for VAT purposes as consideration for a taxable supply. Each of the parties to this Agreement shall keep the other party fully informed of any correspondence with any Tax Authority with regard to the VAT treatment of the Break Payments and will take into account the reasonable comments of the other party in any submissions to or correspondence with any Tax Authority relating to the VAT treatment of the Break Payments.

16.7	In the event that a Break Payment is paid in accordance with Clause 16, Dowlais’ right to receive such Break Payment shall be the sole and exclusive remedy of Dowlais, any member of the Dowlais Group and any of their respective affiliates against AAM and any member of the AAM Group for any and all losses and damages suffered in connection with this Agreement and the transactions contemplated by this Agreement. Dowlais shall cause any claim that is brought against AAM or any member of the AAM Group and is inconsistent with the limitations set forth in this Clause 16.7 to be dismissed promptly after it is first initiated.

17.	Notices

17.1	A notice under or in connection with this Agreement (a "Notice") must be in writing and shall be delivered personally or by recorded delivery mail (or air mail if overseas) or by email to the party due to receive the Notice to the address specified in Clause 17.2.

17.2	The address of each party referred to in Clause 17.1 above is:

(A)	in the case of AAM:

AAM
One Dauch Drive, Detroit, MI 48211-1198, United States of America
For the attention of:
Matthew.Paroly@aam.com

In copy (but such copy shall not constitute Notice):

Seth Jones (seth.jones@aoshearman.com)
Nick Withers (nick.withers@aoshearman.com)

Scott Petepiece (scott.petepiece@aoshearman.com) and

Roger Morscheiser (roger.morscheiser@aoshearman.com)

(B)	in the case of Dowlais:

2nd Floor Nova North, 11 Bressenden Place, London, United Kingdom, SW1E 5BY
For the attention of:
John.Nicholson@dowlais.com
company.secretariat@dowlais.com

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In copy (but such copy shall not constitute Notice):

Robert Innes (Robert.Innes@slaughterandmay.com) and
Natalie Cook (Natalie.Cook@slaughterandmay.com)

17.3	A party may change its notice details on giving notice to the other party of the change in accordance with this Clause 17.

17.4	Unless there is evidence that it was received earlier, a Notice is deemed given:

(A)	if delivered personally, on the date and time when left at the relevant address;

(B)	if sent by recorded delivery mail, except air mail, two (2) Business Days after posting it;

(C)	if sent by air mail, six (6) Business Days after posting it; and

(D)	if sent by email, on the date and time when sent, provided that the sender does not receive a notice of non-delivery,

provided that any Notice that would otherwise be deemed given outside of the hours of 9:00 a.m. to 5:30 p.m. on a Business Day shall be deemed to be given at 9:00 a.m. on the next Business Day.

17.5	Each Notice or other communication under or in connection with this Agreement shall be in English.

18.	General Provisions

Variation

18.1	No variation or amendment or modification to this Agreement shall be effective unless made in writing (which for this purpose, does not include email) and executed by each of the parties.

Remedies and waivers

18.2	No delay or omission by any party in exercising any right, power or remedy provided by Law or under this Agreement shall:

(A)	affect that right, power or remedy; or

(B)	operate as a waiver of it.

18.3	The single or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

18.4	The rights, powers and remedies provided for in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by Law.

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18.5	Without prejudice to any other rights and remedies which a party may have, the parties acknowledge and agree that damages may not be an adequate remedy for any breach or threatened breach by it of this Agreement and that the party who is not in breach shall be entitled without proof of special damage to seek injunctive relief and other equitable remedy (including specific performance).

18.6	Nothing in this Agreement shall oblige Dowlais to pay an amount in damages which the Panel determines would not be permitted by Rule 21.2 of the Code.

Assignment

18.7	Neither party may assign (whether absolutely or by way of security and whether in whole or in part), transfer, mortgage, charge, declare itself a trustee for a third party of, or otherwise dispose of (in any manner whatsoever) the benefit of this Agreement or sub-contract or delegate in any manner whatsoever its performance under this Agreement (each of the above a "dealing") and any purported dealing in contravention of this Clause 18.7 shall be ineffective.

Counterparts

18.8	This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

18.9	Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

Costs and Expenses

18.10	Except as otherwise stated in this Agreement, each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and any matters contemplated by it.

No Partnership

18.11	Nothing in this Agreement and no action taken by the parties under this Agreement shall constitute a partnership, joint venture or agency relationship between any of the parties. A party has no authority to bind or contract in the name of another party in any way or for any purpose by virtue of this Agreement

Entire Agreement

18.12	The provisions of this Agreement shall be supplemental to and shall not prejudice the terms of the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement which shall remain in full force and effect. This Agreement, together with the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement, represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and supersedes any previous agreement (whether written or oral) between the parties with respect thereto.

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18.13	Each party confirms that, except as provided in this Agreement, the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement, neither party has relied on any understanding, representation or warranty which is not contained in this Agreement, the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement and, without prejudice to any liability for fraudulent misrepresentation or fraudulent misstatement, neither party shall be under any liability or shall have any remedy in respect of any misrepresentation or untrue statement unless and to the extent that a claim lies under this Agreement, the Confidentiality Agreement, the Clean Team Agreement and the Joint Defense Agreement.

Further Assurances

18.14	Each party shall, at its own cost, use reasonable endeavours to, or procure that any relevant third party shall, do and/or execute and/or perform all such further deeds, documents, assurances, acts and things as may reasonably be required to give effect to this Agreement.

Rights of Third Parties

18.15	Clauses 10, 11 and 15.4 are (the "Third Party Rights Provisions") are intended to confer benefits on and be enforceable by the third parties referred to therein (the "Relevant Third Parties").

18.16	Notwithstanding the provision of Clause 18.15, the parties shall not require the consent of any person (including any Relevant Third Party) other than the parties to vary or amend this Agreement, except for any variation or amendment on or following the Effective Date of the Third Party Rights Provisions or Clause 18.15 or this Clause 18.16 to the extent it relates to the ability to amend any Third Party Rights Provisions, which shall require the consent of all affected Relevant Third Parties.

18.17	Except as specified in Clause 18.15, the parties to this Agreement do not intend that any term of this Agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

19.	Governing Law

19.1	This Agreement is to be governed by and construed in accordance with English law. Any matter, claim or dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, is to be governed by and determined in accordance with English law.

19.2	Each party irrevocably agrees that the Courts of England shall have exclusive jurisdiction in relation to any dispute or claim arising out of or in connection with this Agreement or its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims).

19.3	Each party irrevocably waives any right that it may have to object to an action being brought in those Courts, to claim that the action has been brought in an inconvenient forum, or to claim that those Courts have no jurisdiction.

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20.	Agent for Service

20.1	AAM irrevocably appoints Metaldyne International (UK) Ltd, AAM Halifax Manufacturing Facility of 131 Parkinson Lane, Halifax, West Yorkshire, HX1 3RD, United Kingdom (marked for the attention to its Legal Department) to be its agent for the receipt of Service Documents. It agrees that any Service Document may be effectively served on it in connection with proceedings, suit or action in England and Wales by service on its agent effected in any manner permitted by the Civil Procedure Rules.

20.2	If the agent at any time ceases for any reason to act as such, AAM shall appoint a replacement agent having an address for service in England or Wales and shall notify Dowlais of the name and address of the replacement agent. Failing such appointment and notification, Dowlais shall be entitled by Notice pursuant to Clause 16 to AAM to appoint a replacement agent to act on behalf of AAM. The provisions of this clause applying to service on an agent apply equally to service on a replacement agent.

20.3	A copy of any Service Document served on an agent shall be sent by post to AAM. Failure or delay in so doing shall not prejudice the effectiveness of service of the Service Document.

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Schedule 1

Firm Intention Announcement

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION

FOR IMMEDIATE RELEASE

29 January 2025

RECOMMENDED CASH AND SHARE COMBINATION

OF

DOWLAIS GROUP PLC (“DOWLAIS”)

WITH

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)

Summary

•	The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”).

•	The Combined Group will be a larger, diversified global manufacturer well-positioned for long-term profitable growth, value-enhancing investments and sustainable capital returns. The boards of AAM and Dowlais believe the Combination will generate significant value for both sets of shareholders. The Combined Group will have the following characteristics:

•	a leading, innovative global driveline and metal forming supplier with significant size and scale;

•	an increasingly propulsion-agnostic portfolio of products across a broader range of automotive segments supporting internal combustion engine, hybrid and electric powertrains;

•	a diversified customer base with expanded and balanced geographic presence;

•	the opportunity to deliver significant cost synergies of $300 million across the Combined Group;

•	high margins, with strong earnings accretion, cash flow and balance sheet; and

•	an experienced and blended management and leadership team, with a proven track record of restructuring, integration and operational excellence.

The Combination

•	Under the terms of the Combination, each Dowlais Shareholder will be entitled to receive:

for each Dowlais Share held:	0.0863 New AAM Shares;

42 pence in cash; and

up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion

•	Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.

•	The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), and including the FY24 Final Dividend.

•	Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding common stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.

•	The Combined Group will have an experienced and blended management and leadership team. David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

•	The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:

•	25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•	45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•	46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

•	The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.

•	A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility.

•	The AAM Board believes the Combination will create significant annual run rate cost synergies of $300 million, expected to be substantially achieved by the end of the third year after Completion.

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•	AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).

•	The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel.

•	As a result of the announcement of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced, with immediate effect.

•	AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.

Background to and reasons for the Combination

•	AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.

•	The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.

•	The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.

•	The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.

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Key features of the Combined Group:

•	Leading global driveline and metal-forming supplier with significant size and scale - AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•	Comprehensive powertrain-agnostic product portfolio with leading technology - The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•	Diversified customer base with expanded and balanced geographic presence - The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.

•	Compelling industrial logic with ~$300 million of synergies - The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•	High margins, with strong earnings accretion, cash flow and balance sheet - The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM's capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

Quantified cost synergies

The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.

The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:

•	SG&A - approximately 30 per cent. across the following sources:

o	Eliminating duplicate public company costs and other costs;

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o	Optimisation of the combined workforce;

o	Streamlining of engineering, research, and development expenses; and

o	Elimination of duplicate business and technical offices.

•	Purchasing - approximately 50 per cent. across the following sources:

o	Leveraging enhanced economies of scale and spend to reduce supply costs;

o	Utilising vertical integration capabilities to deliver insourcing initiatives; and

o	Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•	Operations - approximately 20 per cent. across the following sources:

o	Increasing operating efficiencies through the implementation of a best-of-best operating system; and

o	Optimising the combined global manufacturing footprint.

•	The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

•	The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

•	In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

•	The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

•	The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

Information on AAM

•	As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.

•	Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).

•	AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.

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Information on Dowlais

•	Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.

•	GKN Automotive: a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

•	GKN Powder Metallurgy: a global leader in the production of sintered metal products for the automotive and industrial sectors and a leading manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

•	Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).

Irrevocable undertakings

•	AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.

•	Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.

Background to and reasons for the recommendation

•	Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.

•	The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.

•	While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of Dowlais for the benefit of its shareholders by considering all available options. In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.

•	The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, automotive supplier with market-leading capabilities, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.

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•	In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors have taken into account a number of factors, including the premium and consideration mix, and offering Dowlais Shareholders the opportunity to participate in the anticipated value creation from the substantial synergies expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

Recommendation

•	The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.

•	Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.

•	AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share will be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), whilst maintaining the total consideration payable by AAM pursuant to the Combination. For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Dowlais Directors’ intention to recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.

•	The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

Timetable and Conditions

•	The Combination is subject to, among other things: (i) approval of the requisite majority of the Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; (v) the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. The Combination is also subject to the other terms and Conditions set out in Appendix 1 to this Announcement, and to the full terms and conditions to be set out in the Scheme Document, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.

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•	The Combination will be put to Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting. In order to become Effective, the Scheme must be approved by a majority in number of the Scheme Shareholders at the Court Meeting, present and voting, either in person or by proxy, representing at least 75 per cent. in value of the Scheme Shares voted. In addition, a special resolution implementing the Scheme must be passed by Dowlais Shareholders representing at least 75 per cent. of votes cast at the General Meeting (expected to be held immediately after the Court Meeting). Following the Court Meeting, the Scheme must also be sanctioned by the Court. Finally, a copy of the Court Order must be delivered to the Registrar of Companies, upon which the Scheme will become Effective. The Scheme must become Effective by no later than the Long Stop Date.

•	The Scheme Document will include full details of the Scheme (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and the General Meeting, the Forms of Proxy, the Forms of Election in relation to the Mix and Match Facility and the expected timetable for the Combination, and will specify the actions to be taken by Dowlais Shareholders. The Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

•	Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

•	The Combination is expected to complete during 2025, subject to the satisfaction (or, where permitted, waiver) of the Conditions set out in Appendix 1 to this Announcement, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.

•	Commenting on the Combination, David C. Dauch, Chairman and Chief Executive Officer of AAM, said:

“This announcement marks another key milestone in our continued long-term strategic growth plan. We are excited to bring together these two outstanding companies to create a leading driveline and metal-forming supplier serving the global automotive industry as it continues to evolve. The combination will create significant immediate and long-term shareholder value while helping to power a more sustainable future. Together with Dowlais, we will have the powertrain-agnostic product portfolio, global reach, commitment to innovation and financial strength to meet the needs of customers and succeed in a dynamic market environment.”

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•	Commenting on the Combination, Simon Mackenzie Smith, Chair of Dowlais, said:

“The Dowlais board is unanimous in its view that the proposed combination with AAM offers a compelling opportunity to unlock value for our shareholders. The strategic rationale for the combination is clear: together, we create a global leader with enhanced financial strength, broader diversification and a market-leading product portfolio that spans traditional and electrified powertrain solutions. Importantly, our shareholders will benefit not only from an immediate premium but also from the significant synergies that this combination will deliver. Whilst the Dowlais board remain confident in our stand-alone strategy, this transaction creates significant shareholder value while ensuring that our outstanding businesses continue to shape the future of mobility.”

•	Commenting on the Combination, Liam Butterworth, Chief Executive Officer of Dowlais, said:

“Today’s announcement marks a significant opportunity to build on the success of Dowlais Group. The combination of the two companies accelerates the execution of our strategy by leveraging our combined scale, resources, capabilities, and outstanding management teams. Our product portfolios and technological expertise are highly complementary, positioning us to better serve our customers and exceed their expectations. This transaction also combines our respective strengths in innovation, technology, and talent, creating a solid foundation for delivering long-term value to our shareholders. Our shared vision is to be a leading supplier of power-agnostic products as the world transitions to electrified mobility while maintaining operational excellence and driving sustainable growth, improved margins, and stronger cash flow generation. Together, we will unlock significant synergies, accelerate innovation, and position the combined group for long-term success in a dynamic industry. I am incredibly proud of what our team has achieved and excited about the opportunities that lie ahead for the combined group.”

This summary should be read in conjunction with, and is subject to, the full text of this Announcement and its Appendices.

The conditions to, and certain further terms of, the Combination are set out in Appendix 1 to this Announcement. The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2. Details of irrevocable undertakings received by AAM are set out in Appendix 3. Appendix 4 contains details and bases of belief of the AAM FY24 Profit Estimate. Appendix 5 contains details and bases of belief of the Dowlais FY24 Profit Estimate. Appendix 6 contains details and bases of belief of the anticipated quantified financial benefits of the Combination together with the related reports from AAM’s reporting accountant, Deloitte, and AAM’s financial adviser, J.P. Morgan Cazenove as required under Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant's and advisers' respective reports. Each of Deloitte and J.P. Morgan has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included. The defined terms used in this Announcement are set out in Appendix 7.

For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.

AAM will hold a conference call for analysts and investors at 8.00 a.m. (ET) on Wednesday, January 29, 2025 with a dial-in facility available on 1-877-883-0383 (toll free) or 1-412-902-6506 (international). The access code is 1760312.

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Enquiries

AAM

Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814

J.P. Morgan (Exclusive financial adviser to AAM)

David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44 (0) 203 493 8000

FGS Global (PR adviser to AAM)

Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801

Dowlais

Investors
Pier Falcione	+44 (0) 7974 974690

Barclays (Financial adviser and corporate broker to Dowlais)

Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323

Rothschild & Co (Financial adviser to Dowlais)

Ravi Gupta / Nathalie Ferretti	+44 (0) 20 7280 5000

Investec Bank plc (Joint corporate broker to Dowlais)

Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970

Montfort Communications (PR adviser to Dowlais)

Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419

Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.

The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.

Important notices relating to financial advisers

J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.

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Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively as financial adviser to Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.

Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.

Further information

This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, which will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).

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Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.

The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.

This Announcement does not constitute a prospectus or a prospectus equivalent document.

This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.

The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.

Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.

Overseas Shareholders

The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.

Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.

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Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).

Additional information for U.S. investors in Dowlais

The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.

The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.

This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.

Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.

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High-Level U.S. Federal Income Tax Consequences

The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.

For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.

For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.

For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.

Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.

If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.

Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.

The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.

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Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.

Forward-looking statements

This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.

There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.

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Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.

Solicitation

This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.

Participants in the Solicitation

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.

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No profit forecasts or estimates

The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.

The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.

Other than the AAM FY24 Profit Estimate and the Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.

Quantified Financial Benefits Statement

Statements of estimated costs savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the costs savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time)on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.

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If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Electronic Communications

Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.

Publication on a website and availability of hard copies

This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon (London time) on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.

Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays), on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.

Rounding

Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

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Rule 2.9 disclosure

In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.

In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.

General

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

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NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION

FOR IMMEDIATE RELEASE

29 January 2025

RECOMMENDED CASH AND SHARE COMBINATION

OF

DOWLAIS GROUP PLC (“DOWLAIS”)

WITH

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)

1.	Introduction

The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”). It is intended that the Combination will be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

2.	The Combination

Under the terms of the Combination, which will be subject to the conditions set out below and in Appendix 1 to this Announcement and to the full terms and conditions which will be set out in the Scheme Document, each Dowlais Shareholder will be entitled to receive:

for each Dowlais Share held:	0.0863 New AAM Shares;

42 pence in cash; and

up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion

Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination.

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AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).

The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), the terms of the Combination (including the FY24 Final Dividend).

Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding capital stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.

David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy), will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:

•	25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•	45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•	46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.

A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Further details in respect of the Mix and Match Facility are set out in paragraph 5 (Mix and Match Facility) of this Announcement.

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The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer.

It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.

The Combination will be subject to the Conditions and certain further terms set out in Appendix 1 to this Announcement, including, among other things: (i) the approval of Scheme Shareholders at the Court Meeting and the passing of the Resolutions relating to the Scheme by Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the Scheme becoming Effective no later than the Long Stop Date; (v) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. In order to become Effective, the Scheme must be approved by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders (or the relevant class or classes thereof, if applicable) in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting and at any separate class meeting which may be required by the Court or at any adjournment of such meeting.

Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.

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As a result of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced.

AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.

3.	Background to and reasons for the Combination

AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.

The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.

The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.

The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.

Key features of the Combined Group:

•	Leading global driveline and metal-forming supplier with significant size and scale - AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•	Comprehensive powertrain-agnostic product portfolio with leading technology - The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•	Diversified customer base with expanded and balanced geographic presence - The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.

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•	Compelling industrial logic with ~$300 million of synergies - The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•	High margins, with strong earnings accretion, cash flow and balance sheet - The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM's capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

4.	Financial benefits of the Combination

Quantified cost synergies

The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.

The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:

•	SG&A - approximately 30 per cent. across the following sources:

o	Eliminating duplicate public company costs and other costs;

o	Optimisation of the combined workforce;

o	Streamlining of engineering, research, and development expenses; and

o	Elimination of duplicate business and technical offices.

•	Purchasing - approximately 50 per cent. across the following sources:

o	Leveraging enhanced economies of scale and spend to reduce supply costs;

o	Utilising vertical integration capabilities to deliver insourcing initiatives; and

o	Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•	Operations - approximately 20 per cent. across the following sources:

o	Increasing operating efficiencies through the implementation of a best-of-best operating system; and

o	Optimising the combined global manufacturing footprint.

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The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.

These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.

Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.

Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.

5.	Mix and Match Facility

Dowlais Shareholders may elect, subject to availability, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Accordingly, satisfaction of elections made by Dowlais Shareholders under the Mix and Match Facility will depend on the extent to which other Dowlais Shareholders make offsetting elections.

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To the extent that elections cannot be satisfied in full, they will be scaled down on a pro rata basis. As a result, those Dowlais Shareholders who make an election under the Mix and Match Facility will not necessarily know the exact number of New AAM Shares or the amount of cash they will receive until settlement of the consideration due to them under the terms of the Combination. The Mix and Match Facility is conditional upon the Combination becoming Effective.

Elections under the Mix and Match Facility will not affect the entitlements of those Dowlais Shareholders who do not make such elections.

Further details in relation to the Mix and Match Facility will be contained in the Scheme Document.

6.	Recommendation

The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their financial advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.

Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) (the “Intention to Recommend”) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.

For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Intention to Recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.

The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

7.	Background to and reasons for the recommendation

Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.

The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.

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While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of the Dowlais for the benefit of its shareholders by considering all available options. In contemplating the merits of the Combination for shareholders, the Dowlais Board, has considered carefully a number of factors including:

•	a compelling strategic rationale, creating a Combined Group with enhanced scale, highly complementary product portfolio, technological expertise, industrial footprint and global diversification to compete in a dynamic and changing business environment;

•	the opportunity for significant value creation from synergies resulting from the consolidation of two leading businesses with market leading capabilities;

•	a combined leadership team blending the best talent from both businesses;

•	a highly complementary portfolio of driveline products – sideshafts, propshafts, AWD systems, axles for ICE vehicles and EVs;

•	a sophisticated metal forming components capability – forging, machining, casting and sintering, providing a perfect strategic fit for Powder Metallurgy to drive external growth;

•	continued volatility in the automotive industry as the global transition to electrified mobility varies by region leading to continued uncertainty of industry volumes, customer mix and future technology needs; and

•	an assessment of the value that could potentially be unlocked for the benefit of Dowlais shareholders through a sale of Dowlais’ GKN Powder Metallurgy business, as evaluated through the strategic review announced at the Half Year Results on 13 August 2024.

In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.

The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, diversified automotive supplier, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.

The Dowlais Directors believe that the Combination is based on a compelling strategic, industrial and financial rationale, including:

•	combining two world-class businesses that are aligned strategically, culturally and geographically, to create a global automotive supplier, with the enhanced scale, and the product portfolio, manufacturing footprint and technology required to compete in a dynamic market environment;

•	building greater resilience through increased global scale and product diversification;

•	creating the necessary financial strength to accelerate investment in new products and technologies;

•	enhancing the opportunity to leverage combined knowhow to better serve customers’ needs and secure new business;

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•	offering a highly complementary portfolio of products across a broad range of automotive segments, supporting ICE, hybrid and electric powertrains in multiple geographies with a diversified customer base;

•	unlocking meaningful cost synergies for the Combined Group; and

•	resulting in a Combined Group with a strong balance sheet supported by a strong and attractive cash profile.

In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors took into account a number of factors, including:

•	that consideration in New AAM Shares provides Dowlais Shareholders with the ability to remain fully invested in the Combined Group through Dowlais Shareholders owning approximately 49 per cent of the Combined Group;

•	the terms of the Combination represent a total implied value of 85.2 pence per Dowlais share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement); and

•	the opportunity for Dowlais Shareholders to participate in the anticipated value creation from the substantial synergies which are expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

The Dowlais Directors believe that Dowlais has a clear and compelling standalone strategy that would continue to deliver shareholder value, however it is their belief that the proposed Combination would accelerate shareholder value creation through the combination of both the immediate premium and the opportunity to continue to participate in the long term prospects of the Combined Group.

In considering the Combination, the Dowlais Directors have taken into account AAM's stated intentions for the business and its employees as set out in paragraph 3 (Background to and reasons for the Combination) and paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business).

Following careful and thorough consideration of the financial terms of the Combination, the strategic rationale and the anticipated financial benefits of the Combination, including the above factors, the Dowlais Directors intend to recommend unanimously that Dowlais Shareholders vote, or procure voting, in favour of the Scheme at the Court Meeting and the Resolutions to be proposed at the Dowlais General Meeting.

8.	Information relating to AAM

As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.

Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).

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AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.

9.	AAM current trading and outlook

AAM updates its full year 2024 financial estimates as follows:

AAM FY24 Profit Estimate

For full year 2024:

•	AAM is estimating sales in the range of $6.10 - $6.15 billion.

•	AAM is estimating Adjusted EBITDA in the range of $740 - $750 million.

•	AAM is estimating Adjusted free cash flow in the range of $220 - $230 million.

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow (together, the “AAM FY24 Profit Estimate”) constitute profit estimates for the purposes of the Code.

The assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the confirmations from the AAM Directors as required by Rule 28.1(c) of the Code are set out in Appendix 4 to this Announcement.

10.	Information relating to Dowlais

Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.

•	GKN Automotive: a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

•	GKN Powder Metallurgy: a global leader in the production of sintered metal products for the automotive and industrial sectors and a world-class manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).

11.	Dowlais current trading

Overall performance for the year ended 31 December 2024 was in line with management’s expectations, demonstrating Dowlais’ resilience in navigating a market environment that has continued to be volatile. Dowlais has executed well on its strategic priorities, with a continued focus on delivering operational efficiencies and commercial recoveries amidst challenging market conditions. Please see further details on the Dowlais FY24 Profit Estimate in Appendix 5 to this Announcement.

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Dowlais plans to announce its full year results on 5 March 2025.

12.	Strategic plans and intentions with regard to management, employees, pensions and places of business

Board, management team and employees of the Combined Group

AAM recognises and greatly respects the expertise and experience of Dowlais’ management and employees. Consequently, AAM places significant importance on the continued contributions of Dowlais’ employees to the success of the Combined Group following completion of the Combination. AAM intends to integrate the businesses and blend the management teams to ensure that management experience and expertise is retained for the benefit of the Combined Group as a whole.

David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. In addition, there has been no discussion of incentivisation arrangements for these or other members of Dowlais’ senior management team.

It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

At the same time, AAM intends to optimise the structure of the Combined Group to achieve the anticipated benefits of the Combination. Preliminary evaluations suggest that annual run rate cost synergies of approximately $300 million are expected to be substantially achieved by the end of the third full year following completion of the Combination. These synergies would be achieved through efficiencies across SG&A, procurement, and operational efficiencies.

While no decisions have been taken, following the synergy analysis AAM intends a headcount reduction potentially up to approximately 2.5 per cent. of the total Combined Group workforce. Any headcount reduction would emphasise the best-in-class approach AAM intends to take and, therefore, the impact as between employees of the AAM Group and Dowlais Group will be determined as part of integration. This expected reduction primarily involves: (i) duplicative corporate, head office, administrative and senior management positions across AAM’s and Dowlais’ respective businesses; and (ii) potential consolidation of certain manufacturing and R&D facilities, as further referenced below. Provisionally, AAM has identified approximately 500 roles across the Combined Group (which is inclusive of the approximately 70 positions referred to below as a result of overlap within the R&D functions) that appear to be duplicative, representing approximately 1 per cent. of the combined workforce. Additionally, with respect to potential facility consolidation and operating improvements, AAM intends to make further headcount reductions potentially up to an additional headcount reduction of approximately 750 positions, representing approximately 1.5 per cent. of the total combined workforce.

The finalisation and implementation of any headcount reductions will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and any applicable employee representative bodies. Any affected individuals will be treated in a manner consistent with AAM’s and Dowlais’ high standards, culture and practices and in compliance with all applicable laws. AAM intends to approach employee and management integration with the aim of retaining and motivating the best talent across the Combined Group to create a best-in-class organisation.

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As set out in the Cooperation Agreement, AAM has agreed that there will be no material changes to the remuneration or conditions of employment of Dowlais employees for a period of 12 months following the Combination. However, AAM does intend to review the alignment of the remuneration and incentivisation arrangements between employees and management of the Combined Group as part of its longer term integration planning. This review will also cover other policies within the Combined Group, with a view to potentially harmonising these arrangements for employees and management across the Combined Group, particularly those in equivalent positions, over time as is appropriate and where possible. The finalisation and implementation of any such harmonisation will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.

AAM acknowledges the importance and value of Dowlais’ employee share-based incentive arrangements as further detailed at paragraph 17 (Dowlais Share Plans). In due course, participants in those arrangements will be contacted regarding the effect of the Combination on their outstanding awards. Details of the effect of the Combination on outstanding awards will also be set out in the Scheme Document. Additionally, AAM intends, following the completion of the Combination, to extend AAM’s share-based incentive arrangements to relevant Dowlais’ employees on a basis consistent with arrangements for equivalent employees of AAM, considering their expected roles within the Combined Group.

Headquarters, headquarter functions, locations and fixed assets

The Combined Group will have its global headquarters in Detroit, Michigan, U.S. Consequently, it is anticipated that following completion of the Combination and a subsequent orderly handover of activities as part of the wider integration, Dowlais’ current headquarters office in London, U.K., would be closed at the appropriate time, subject to appropriate engagement with stakeholders, including any required information and consultation processes with affected employees regarding relocation or severance. In addition, the Combined Group will continue to have business offices in each major region of the world.

Following completion of the Combination, AAM intends to evaluate the business, technical, and manufacturing locations and fixed assets of both AAM and Dowlais to optimise the performance of the Combined Group. In conducting such evaluation AAM will look to maximise synergies whilst taking a best of both approach. This evaluation is expected to result in the rationalisation of certain sites currently operated by AAM and/or Dowlais. To the extent any rationalisation results in a headcount reduction, AAM intends to adopt a best-in-class approach to reflect the functions and roles going forward at each location.

AAM has not been able to carry out in-person site visits at Dowlais’ manufacturing facilities, nor does it have sufficiently detailed plant-level information relating to capacity, utilisation, capabilities and available site space, and therefore has been unable to make definitive plans with respect to specific manufacturing locations. Preliminary analysis suggests that optimising the Combined Group’s existing footprint would, in addition to the consolidation of R&D facilities mentioned below, potentially involve the closure or combination of some manufacturing facilities globally, although the specific number and locations have not yet been identified. It is expected any consolidation will be done on a business unit and regional basis. All business location rationalisation will be implemented in accordance with applicable law, be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.

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The headcount reduction resulting from the foregoing consolidations is included in the 2.5 per cent. headcount reduction referred to above.

Innovation, research and development

AAM values the historic and ongoing investment that Dowlais has made in its technology, as well as the infrastructure and expertise within the Dowlais Group to maintain and enhance its existing customer offerings. AAM is dedicated to being at the forefront of development within the industry, and as such believes that the Combined Group's research and development (R&D) capability is integral to its strategy for long-term sustainable growth and the success of the Combined Group. This involves driving the pace of innovation by employing the best talent and committing meaningful investments to create and expand future opportunities. AAM's board and management believe that combining AAM and Dowlais’ R&D Dowlais’ capabilities will enable the development of innovative solutions to support internal combustion engine (ICE), hybrid and electric powertrains.

While AAM intends to retain Dowlais’ R&D capabilities, it is expected that, following completion of the Combination, at an appropriate time Dowlais’ existing facilities in Auburn Hills, Michigan, which house R&D and other functions, will be consolidated into AAM’s advanced design and technical centre which is adjacent to AAM’s global headquarters in Detroit, Michigan, and its facility in Rochester Hills, Michigan, both of which are in close proximity to Auburn Hills. Such integration will involve comprehensive planning and appropriate engagement with employees and other stakeholders.

It is also expected that there will be a headcount reduction of approximately 70 positions globally within the R&D functions of the Combined Group because of overlapping projects, activities and management teams as well as certain operating efficiencies inclusive of any headcount reduction resulting from consolidation of the R&D facilities in Michigan. This expected headcount reduction is included within the 2.5 per cent. referenced above. Consistent with AAM's intended approach to headcount reductions across the Combined Group the headcount reductions in R&D will be conducted with the aim of retaining the best talent across the Combined Group.

Pensions

AAM does not intend to make any changes to the agreed employer contributions into Dowlais’ existing defined benefit and defined contribution pension schemes. This includes maintaining the current arrangements for funding Dowlais’ defined benefit pension schemes, the level of benefits for existing members, and the admission of new members to these pension schemes following the Effective Date.

AAM has entered into discussions with the trustee of the Dowlais’ U.K. pension schemes. The trustee has confirmed that, based on the information provided by AAM thus far and the representations made to date, it has no reason to believe that the Combination would have a material adverse effect on the employer covenant or likelihood of benefits being received. Additionally, AAM has agreed to maintain an open dialogue with the trustee in relation to any future changes that might affect the covenant supporting Dowlais’ U.K. pension schemes.

Other items

As part of the Combination, any AAM Shares issued to Dowlais Shareholders will be authorised for primary listing on the New York Stock Exchange.

The Dowlais Shares are currently admitted to the equity shares (commercial companies) category of the Official List and to trading on the Main Market of the London Stock Exchange and, as set out in paragraph 19 (Cancellation of admission to listing and re-registration as a private company), before the Effective Date, an application shall be made to the FCA and the London Stock Exchange to cancel such admissions to listing and trading, to take effect on the Business Day following the Effective Date. Dowlais is also expected to be re-registered as a private company on or after the Effective Date.

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No statements in this paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business) constitute "post-offer undertakings" for the purposes of Rule 19.5 of the Code.

13.	Dividends

In addition to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) as part of Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.

AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital.

From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration.

Further details on these arrangements can be found in Clause 3 of the Co-operation Agreement and will be set out in the Scheme Document.

14.	Irrevocable undertakings

AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.

Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.

15.	Financing of the Combination

Concurrently with this Announcement, AAM and certain of its subsidiaries entered into (i) a Credit Agreement (the "Backstop Credit Agreement") with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent, (ii) a First Lien Bridge Credit Agreement (the "First Lien Bridge Credit Agreement") with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent and (iii) a Second Lien Bridge Credit Agreement (the "Second Lien Bridge Credit Agreement" and together with the First Lien Bridge Credit Agreement, the "Bridge Credit Agreements") with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent.

The Backstop Credit Agreement provides for term loans in an aggregate principal amount of $1.98 billion and revolving credit facilities in an aggregate amount of $1.25 billion. Proceeds of the commitments provided under the Backstop Credit Agreement will be used, together with proceeds of the commitments provided under the Bridge Credit Agreements, to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs, and to refinance in full the Existing Credit Agreement (as defined below). Subject to the terms of the Backstop Credit Agreement, AAM expects to replace the Backstop Credit Agreement before the closing of the Combination by seeking to obtain the consent of its existing lenders to amend AAM’s existing syndicated term loans and revolving credit facilities under AAM’s credit agreement, dated as of March 11, 2022 (as amended from time to time, the “Existing Credit Agreement”), by and among AAM, certain of its subsidiaries, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, to (i) increase the maximum revolving credit facility amount by $425 million to $1.35 billion and (ii) add a new term loan facility (which will be utilised, together, in part, with the existing facilities thereunder, to finance the Combination) and to effect certain other changes thereto in connection with the Combination.

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The First Lien Bridge Credit Agreement provides for commitments of up to $843 million and the Second Lien Bridge Credit Agreement provides for commitments of up to $500 million. Proceeds from the commitments provided under the Bridge Credit Agreements will be used to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs. Subject to the conditions in the Bridge Credit Agreements, AAM intends to reduce commitments or the borrowings under the Bridge Credit Agreements by accessing the debt capital markets prior to or following the closing of the Combination. Such debt issuance would be subject to market and other conditions and this Announcement does not constitute the offer or sale of any securities in any jurisdiction.

J.P. Morgan Cazenove, as financial adviser to AAM, is satisfied that sufficient resources are available to AAM to satisfy in full the cash consideration payable to Scheme Shareholders pursuant to the terms of the Combination.

Further information on the financing of the Combination will be set out in the Scheme Document.

16.	Combination-related arrangements

Confidentiality Agreement

AAM and Dowlais entered into the Revised Confidentiality Agreement on 14 January 2025 pursuant to which each of AAM and Dowlais has undertaken to keep certain information relating to the Combination and to the other party confidential and not to disclose such information to third parties (except to certain permitted parties) for the purposes of evaluating the Combination unless required by law or regulation. The Revised Confidentiality Agreement also contains: (i) reciprocal customary non-solicit provisions from the date of the Revised Confidentiality Agreement until 12 months after the earlier of the cessation of discussions between AAM and Dowlais in relation to the Combination and the termination or lapse of the Scheme (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer); and (ii) customary standstill provisions applicable to AAM only for a period of 12 months after the date of the Revised Confidentiality Agreement, in each case subject to customary carve-outs. The Revised Confidentiality Agreement amended an earlier confidentiality agreement entered into between AAM and Dowlais on 29 October 2024, which was on the same terms as the Revised Confidentiality Agreement, save for the reciprocal non-solicit provisions applied for 12 months from 29 October 2024.

Clean Team Agreement

Dowlais and AAM have entered into a Clean Team Agreement dated 13 December 2024, which sets out, among other things, how confidential information that is competitively sensitive can be disclosed, used or shared between Dowlais’ clean team individuals and/or external advisers retained by Dowlais and AAM’s clean team individuals and/or external advisers retained by AAM.

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Joint Defense Agreement

Dowlais, AAM and their respective external legal counsels have entered into a Joint Defense Agreement dated 6 December 2024, the purpose of which is to ensure that the exchange and/or disclosure of certain materials, in particular in relation to the antitrust and regulatory workstreams, only takes place between their respective external legal counsels and external regulatory experts, and does not diminish in any way the confidentiality of such materials and does not result in a waiver of any privilege, right or immunity that might otherwise be available.

Co-operation Agreement

On the date of this Announcement, AAM and Dowlais have entered into a Co-operation Agreement in relation to the Combination pursuant to which, among other things:

•	AAM has agreed to use all reasonable endeavours to obtain the regulatory conditions and authorisations as soon as reasonably practicable following date of this Announcement and in any event in sufficient time to enable the Effective Date to occur by the Long Stop Date;

•	AAM and Dowlais have agreed to certain customary undertakings to cooperate in relation to such regulatory clearances and authorisations;

•	AAM has agreed to provide Dowlais with certain information for the purposes of the Scheme Document and otherwise assist with the preparation of the Scheme Document and Dowlais has agreed to provide AAM with certain information for the purposes of the AAM Proxy Statement; and

•	AAM has agreed to take certain steps to assist certain Dowlais Shareholders in taking any required action as a result of the potential application of US withholding tax under Section 304 of the US Internal Revenue Code, including the provision of any certifications which may be required to be made by Dowlais Shareholders to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax).

The Co-operation Agreement records the intention of AAM and Dowlais to implement the Combination by way of a Scheme, subject to AAM’s right to switch to a Takeover Offer in certain circumstances. AAM and Dowlais have agreed to certain customary provisions if the Scheme should switch to an Offer.

The Co-operation Agreement also contains provisions that shall apply in respect of Dowlais Shareholders’ dividend entitlements (as summarised in paragraph 13 (Dividends) of this Announcement) and directors’ and officers’ insurance, as well as the Dowlais Share Plans, other incentive arrangements and other employee-related matters (further details of which will be provided in the Scheme Document). AAM has agreed that from the date of the Co-operation Agreement until the Effective Date it shall not announce, declare, make or pay any dividends to AAM Shareholders (as summarised in paragraph 13 (Dividends) of this Announcement). In addition, AAM has also committed, from the date of the Co-operation Agreement until the earlier of receipt of the AAM Shareholder approvals, not to solicit or engage in any discussions of alternative proposals to the Combination (subject to certain limited exceptions). The Co-operation Agreement provides that AAM will pay a break fee to Dowlais in the following amounts and circumstances (subject to certain exceptions and exclusions):

•	$50 million, in cash, if AAM’s Board no longer recommends the Combination or if AAM fails to hold the AAM Shareholders Meeting prior to the Long Stop Date;

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•	$50 million, in cash, if AAM invokes the Conditions set out in 3 (Official authorisations and regulatory clearances) and 6 (General Third Party approvals) of Part A of Appendix 1 to this Announcement or such Condition has not been satisfied or waived by AAM by the Long Stop Date; or

•	$14 million, in cash, if AAM Shareholders do not approve the resolutions required to implement the Combination at the AAM Shareholders Meeting and there has been no change in the AAM Board’s recommendation.

The Co-operation Agreement shall terminate in certain customary circumstances, including but not limited to:

•	if agreed in writing between AAM and Dowlais;

•	upon service of written notice by AAM to Dowlais if the Dowlais Directors change their recommendation in respect of the Combination;

•	upon service of written notice by either AAM or Dowlais to the other if: (i) a competing offer becomes effective or is declared or becomes unconditional; (ii) the Combination is withdrawn, terminates or lapses in accordance with its terms; (iii) prior to the Long Stop Date, any Condition has (with the consent of the Panel) been invoked by AAM; (iv) the Scheme is not approved at the Court Meeting, the Resolutions to be proposed at the General Meeting are not passed or the Court refuses to sanction the Scheme; (v) unless otherwise agreed by AAM and Dowlais in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date; or (vi) such resolution or resolutions as are necessary to approve, effect and implement the Combination, including to authorise the creation, allotment and issue of the New AAM Shares, are not passed at the AAM Shareholder Meeting; or

•	upon service of notice by Dowlais to AAM if: (i) AAM makes an announcement prior to publication of the AAM Proxy Statement that it will not convene the AAM Shareholder Meeting or it intends not to file the AAM Proxy Statement with the SEC or transmit it to AAM Shareholders; (ii) the AAM Proxy Statement does not include the AAM Directors' recommendation; or (iii) the AAM Directors change their recommendation in respect of the Combination; and

•	upon the Effective Date.

Pensions Agreement

AAM, Dowlais and the trustees (the “Trustees”) of Dowlais’ UK defined benefit pension schemes (the “Pension Schemes”) have entered into a pensions agreement. In summary, AAM has agreed that, with effect from and conditional on Completion: (i) it will consult with the Trustees before changing the key terms of the material intercompany balances of the main entities supporting the Pension Schemes’ employer covenant and before effecting any intra-group reorganisation that would move material subsidiaries supporting the Schemes’ employer covenant to another part of the Combined Group; (ii) it will share information with the Trustees at agreed regular intervals regarding the Combined Group’s financial performance and business prospects, progress on delivering synergies and material corporate events; and (iii) it supports the objective of the GKN Group Pension Scheme No. 3 of achieving full funding on a low dependency funding basis by the “relevant date” in accordance with pensions legislation and will consider in good faith potential courses of action to achieve that objective as part of the next actuarial valuation. AAM has also provided confirmations about the information shared with the Trustees in connection with the Combination and the Trustees have confirmed that, based on the information provided by AAM thus far and the representations made to date, they consider that the Combination would not have a materially detrimental effect on the Pension Schemes. The agreement also contains customary confidentiality provisions subject to certain standard exceptions.

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17.	Dowlais Share Plans

Participants in the Dowlais Share Plans shall be contacted regarding the effect of the Combination on their rights under the Dowlais Share Plans and appropriate proposals will be made to such participants in due course. Details of these proposals will be set out in the Scheme Document.

Arrangements between AAM and Dowlais management

Liam Butterworth, Roberto Fioroni, John Nicholson and Helen Redfern

In order to promote the retention of Liam Butterworth and Roberto Fioroni, currently Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) of Dowlais respectively, through to the completion of the Combination, AAM has agreed that it will make cash payments of 150 per cent. to the CEO and 120 per cent. to the CFO of their base salary (the “Executive Director Transaction Awards”), as detailed in the Co-operation Agreement. The Executive Director Transaction Awards will be paid, conditional on completion of the Combination and Dowlais being delisted from the London Stock Exchange: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Executive Director Transaction Awards is subject to the CEO or CFO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the CEO or CFO being subject to a Qualifying Termination, the Transaction Award will be payable as soon as practicable after termination of employment.

In order to promote the retention of John Nicholson and Helen Redfern, currently General Counsel (“GC”) and Chief People, Sustainability and Communications Officer (“CPSCO”) of Dowlais respectively, through to the completion of the Combination, Dowlais will make cash payments of 222 per cent. to the GC and 117 per cent. to the CPSCO of their base salary (the “Retention Awards”). The Retention Awards will be paid: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Retention Awards is subject to the GC or CPSCO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the GC or CPSCO being subject to a Qualifying Termination, the Retention Award will be payable as soon as practicable after termination of employment.

As required by, and solely for the purposes of, Rule 16.2 of the Code, Barclays and Rothschild & Co have reviewed the terms of the CEO Executive Director Transaction Award, CFO Executive Director Transaction Award, the GC Retention Award and the CPSCO Retention Award together with other information deemed relevant and confirmed that, in their opinion, the Executive Director Transaction Awards and the Retention Awards are fair and reasonable. In providing their advice, Barclays and Rothschild & Co, have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are acting as the independent financial advisers to Dowlais for the purposes of Rule 3 of the Code.

18.	Structure of and conditions to the Combination

It is intended that the Combination will be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by means of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel. The purpose of the Scheme is to provide for AAM to become the owner of the entire issued and to be issued ordinary share capital of Dowlais. The Scheme is an arrangement between Dowlais and the Scheme Shareholders and is subject to the approval of the Court. The procedure involves, among other things, an application by Dowlais to the Court to sanction the Scheme, in consideration for which Scheme Shareholders will receive cash on the basis described in paragraph 2 (The Combination) of this Announcement.

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On the Scheme becoming Effective: (i) it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting and the General Meeting (and, if they attended and voted, whether or not they voted in favour); and (ii) share certificates in respect of Scheme Shares will cease to be of value and should be destroyed and entitlements to Scheme Shares held within the CREST system will be cancelled. The New AAM Shares will be issued by AAM and (subject to the applicability of any U.S. withholding tax as described in this Announcement) the cash consideration payable under the terms of the Combination will be despatched to Scheme Shareholders by AAM no later than 14 days after the Effective Date.

Any Dowlais Shares issued before the Scheme Record Time will be subject to the terms of the Scheme. The Resolutions to be proposed at the General Meeting will, among other matters, provide that the Dowlais Articles be amended to incorporate provisions requiring any Dowlais Shares issued after the Scheme Record Time (other than to AAM or its nominee(s)) to be automatically transferred to AAM on the same terms as the Combination (other than terms as to timings and formalities). The provisions of the Dowlais Articles (as amended) will avoid any person (other than AAM or its nominee(s)) holding ordinary shares in the capital of Dowlais after the Effective Date.

The Combination is subject to a number of Conditions and certain further terms set out in Appendix 1 to this Announcement and to the full terms and conditions to be set out in the Scheme Document, including, among other things:

•	the approval of the Scheme by a majority in number of the Scheme Shareholders, representing not less than 75 per cent. in value of the Scheme Shares held by those Scheme Shareholders, present and voting, either in person or by proxy, at the Court Meeting;

•	the passing of the Resolutions by the requisite majority of Dowlais Shareholders at the General Meeting;

•	the Scheme being sanctioned by the Court (without modification, or with modification on terms agreed by AAM and Dowlais) and a copy of the Court Order being delivered to the Registrar of Companies;

•	the receipt of certain regulatory and antitrust approvals (including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition);

•	the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting;

•	confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

•	the Scheme becoming Effective no later than the Long Stop Date.

It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility, will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required). Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.

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Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

The Scheme will be governed by English law and will be subject to the jurisdiction of the Court. The Scheme will be subject to the applicable requirements of the Code, the Panel, the London Stock Exchange, the Court and the FCA.

19.	Cancellation of admission to listing and re-registration as a private company

It is intended that dealings in, and registration of transfers of, Dowlais Shares will be suspended shortly before the Effective Date at a time to be set out in the Scheme Document. It is further intended that applications will be made to the London Stock Exchange to cancel trading in Dowlais Shares on the Main Market of the London Stock Exchange, and to the FCA to cancel the listing of Dowlais Shares on the Official List, in each case with effect from or shortly following the Effective Date.

On the first Business Day after the Effective Date, entitlements to Dowlais Shares held within the CREST system will be cancelled, and share certificates in respect of Dowlais Shares will cease to be valid.

It is also intended that, following the Effective Date, Dowlais will be re-registered as a private limited company.

In addition, the New AAM Shares will be authorised for primary listing on the New York Stock Exchange subject to official notice of issuance.

20.	Interests in Dowlais Shares

As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement), save for the irrevocable undertakings referred to in paragraph 14 (Irrevocable undertakings) above, neither AAM, nor any of the AAM Directors, nor any member of the AAM Group, nor, so far as the AAM Directors are aware, any person acting in concert with AAM for the purposes of the Combination, had:

(A)	any interest in, or right to subscribe for, any relevant securities of Dowlais;

(B)	any short position in (whether conditional or absolute and whether in the money or otherwise), including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery of, any relevant securities of Dowlais;

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(C)	procured an irrevocable commitment or letter of intent to accept the terms of the Combination in respect of relevant securities of Dowlais; or

(D)	borrowed or lent, or entered into any financial collateral arrangements in respect of, any relevant securities of Dowlais; or

(E)	entered into any Dealing Arrangement in respect of any relevant securities of Dowlais.

In the interests of secrecy before this Announcement, AAM has not made any enquiries in respect of the matters referred to in this paragraph 20 of certain parties who may be deemed by the Panel to be acting in concert with AAM for the purposes of the Combination. Enquiries of such parties will be made as soon as practicable following the date of this Announcement, and AAM confirms that further disclosure in accordance with Rule 8.1(a) and Note 2(a)(i) on Rule 8 of the Code will be made as soon as possible and by no later than 12 noon (London time) on 12 February 2025.

21.	Melrose ESOT

Upon the demerger of Dowlais from Melrose Industries PLC (“Melrose”), 27,865,471 Dowlais Shares (being 2.1 per cent. of the total issued ordinary shares of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement)), were placed in the Melrose Employee Share Ownership Trust (the “Melrose ESOT”) to satisfy options over Dowlais Shares granted by Melrose to individuals (being certain Melrose group employees and executive directors) (“MASP Options”) under the Melrose Automotive Share Plan (the “MASP”). The MASP and the Melrose ESOT are operated independently from Dowlais and Dowlais has no oversight of either of these, including over the terms of the MASP, the number of outstanding MASP Options and the number of shares that vest in accordance with the terms of the MASP. According to the circular issued by Melrose in connection with the demerger, dated 3 March 2023 (the “Melrose Demerger Circular”), the MASP performance period runs up to (but excluding) 31 May 2025 (the “MASP Crystallisation Date”). Based on the disclosures made by Melrose in the Melrose Demerger Circular and the value of the entire issued share capital of Dowlais implied by the Combination as at 28 January 2025 (being the last Business Day before the date of this Announcement), the options granted under the MASP are not expected to vest or become exercisable in accordance with their performance conditions. Based on the disclosures made by Melrose in the Melrose Demerger Circular, upon a change of control, scheme of arrangement or winding up of Dowlais (a “Dowlais Trigger Event”), the options under the MASP shall vest in full and become immediately exercisable upon the date of, and immediately prior to, the Dowlais Trigger Event. Although it is not explicit from the disclosure in the Melrose Demerger Circular, based on such disclosures the Dowlais Trigger Event could occur only upon such a change of control or scheme of arrangement of Dowlais becoming effective, rather than simply being announced and it is noted that Completion is not expected to occur prior to the MASP Crystallisation Date; however neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up to constitute a Dowlais Trigger Event and there can therefore be no certainty as to the treatment of such awards as a result of the Combination.

Melrose’s disclosures in the Melrose Demerger Circular state that, if, immediately after the MASP Crystallisation Date, there remain Dowlais Shares held by the Melrose ESOT in relation to which MASP Options have lapsed by operation of the vesting provisions, then it is intended that the relevant Dowlais Shares shall be transferred to Dowlais (or its nominee) and for such Dowlais Shares to then be cancelled. Any amounts held by the Melrose ESOT as a result of prior distributions received by the Melrose ESOT in respect of such Dowlais Shares shall remain the property of the Melrose ESOT. Dowlais is party to a tripartite agreement entered into by Dowlais at the time of the demerger with Melrose and Zedra Trust Company (Guernsey) Limited (acting as trustee for the MASP) (the “Tripartite Agreement”) pursuant to which it has undertaken to cancel any Dowlais Shares upon receipt from the trustee.

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AAM has agreed that, to the extent that the Dowlais Shares held by the Melrose ESOT are repurchased by Dowlais for nil consideration pursuant to the Tripartite Agreement prior to Completion (the “Cancelled Shares”), AAM will increase the cash consideration and the number of New AAM Shares payable in respect of each Dowlais Share held pursuant to the Combination so as to allocate the cash consideration and New AAM Shares which the Cancelled Shares would have received on Completion to the Dowlais Shareholders based on the fully diluted share capital of Dowlais at the time of such cancellation, with cash consideration rounded to the nearest pence and the number of New AAM Shares to four decimal places. So, for example, if all of the 27,865,471 Dowlais Shares held by the Melrose ESOT were to be cancelled and based on the fully diluted share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement), the consideration would be adjusted as follows such that Dowlais Shareholders would be entitled to receive, for each Dowlais Share:

•	43 pence in cash; and

•	0.0881 New AAM Shares.

There would be no change to the amount of the FY24 Final Dividend a Dowlais Shareholder may receive.

For the purpose of this paragraph 21 and the above undertaking, the fully diluted share capital of Dowlais at the time of a cancellation shall be calculated on the basis of:

(a)	issued share capital of Dowlais at the time of such cancellation; plus

(b)	all Dowlais Shares which may be issued on or after the date of such cancellation on the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation; less

(c)	the number of Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation.

Neither Dowlais nor AAM have seen the terms of the MASP and there can be no certainty that the MASP Options will lapse or that the Dowlais Shares will be transferred to Dowlais if a Dowlais Trigger Event has not completed by the MASP Crystallisation Date. Neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up of to constitute a Dowlais Trigger Event.

The purpose of these arrangements is to ensure that the total value of the consideration payable for the entire issued and to be issued share capital of Dowlais remains the same regardless of whether the MASP Options vest or lapse.

There can therefore be no certainty that any such increase to the consideration payable per Dowlais Share under the terms of the Combination will occur. As set out in paragraph 6 (Recommendation), the Intention to Recommend (as defined in paragraph 6 (Recommendation)) is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors (as described in paragraph 6 (Recommendation)) has been given on that basis.

AAM will announce any increase to the consideration payable per Dowlais Share under the terms of the Combination under this paragraph 21 as soon as is reasonably practicable upon the obligation to effect such increase coming into effect. To the extent no such increase has been made beforehand, AAM and/or Dowlais will also provide an update on the latest position based on their understanding in advance of the Court Meeting.

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22.	Fractional entitlements

Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.

23.	Overseas Shareholders

The availability of the Combination and the distribution of this Announcement to Dowlais Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction in which they are located. Such persons should inform themselves of, and observe, any applicable legal or regulatory requirements of their jurisdiction. Dowlais Shareholders who are in any doubt regarding such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay.

This Announcement does not constitute an offer for sale of any securities or an offer or an invitation to purchase any securities. Dowlais Shareholders are advised to read carefully the Scheme Document and related Forms of Proxy and Forms of Election once these have been despatched.

24.	Documents available on website

Copies of the following documents will be available promptly on AAM’s and Dowlais’ websites at www.aam.com/investors/offer-for-Dowlais-Group-plc and www.dowlais.com, respectively, subject to certain restrictions relating to persons residing in Restricted Jurisdictions until the end of the Offer Period:

(a)	this Announcement;

(b)	the irrevocable undertakings described in Appendix 3 to this Announcement;

(c)	the Revised Confidentiality Agreement;

(d)	the Clean Team Agreement;

(e)	the Joint Defense Agreement;

(f)	the Co-operation Agreement;

(g)	the Pensions Agreement;

(h)	consent letters from each of Barclays, Rothschild & Co, Investec, Deloitte and J.P. Morgan; and

(i)	the documents relating to the financing of the Combination.

Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.

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25.	Right to proceed by way of a Takeover Offer

Subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme.

In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).

26.	General

It is expected that the Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of the Scheme Document has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

In deciding whether or not to vote or procure votes to approve the Scheme at the Court Meeting or to vote or procure votes in favour of the Resolutions relating to the Scheme at the General Meeting in respect of their Dowlais Shares, Dowlais Shareholders should rely on the information contained, and follow the procedures described, in the Scheme Document.

Barclays and Rothschild & Co (as financial advisers to Dowlais) and J.P. Morgan (as financial adviser to AAM) have each given and not withdrawn their consent to the publication of this Announcement with the inclusion in this Announcement of the references to their names in the form and context in which they appear.

The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2 to this Announcement. Details of undertakings received by AAM and given by the Dowlais Directors are set out in Appendix 3. The defined terms used in this Announcement are set out in Appendix 7.

Enquiries

AAM

Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814

J.P. Morgan (Exclusive financial adviser to AAM)

David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44 (0) 203 493 8000

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FGS Global (PR adviser to AAM)

Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801

Dowlais

Investors
Pier Falcione	+44 (0)7974 974690

Barclays (Financial adviser and corporate broker to Dowlais)

Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323

Rothschild & Co (Financial adviser to Dowlais)

Ravi Gupta / Nathalie Ferretti	+44 (0) 20 7280 5000

Investec Bank plc (Joint corporate broker to Dowlais)

Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970

Montfort Communications (PR adviser to Dowlais)

Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419

Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.

The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.

Important notices relating to financial advisers

J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.

Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

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Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively for Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.

Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.

Further information

This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer document).

Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.

The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.

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This Announcement does not constitute a prospectus or a prospectus equivalent document.

This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.

The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.

Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.

Overseas Shareholders

The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.

Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.

Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document(or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).

Additional information for U.S. investors in Dowlais

The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.

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The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.

This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.

Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.

High-Level U.S. Federal Income Tax Consequences

The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.

For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.

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For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.

For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.

Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.

If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.

Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.

The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.

Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.

Forward-looking statements

This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.

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There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.

Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.

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Solicitation

This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.

Participants in the Solicitation

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.

No profit forecasts or estimates

The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate is set out in paragraph 9 of this Announcement, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.

The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate is set out in of this Announcement, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.

Other than the AAM FY24 Profit Estimate and Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.

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Quantified Financial Benefits Statement

Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

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Electronic Communications

Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.

Publication on a website and availability of hard copies

This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.

Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti, between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays) on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.

Rounding

Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Rule 2.9 disclosure

In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.

In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.

General

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

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Appendix 1

CONDITIONS TO AND CERTAIN FURTHER TERMS OF THE COMBINATION

The Combination will be subject to the terms and conditions set out in this Appendix 1 and in the Scheme Document.

Part 1

1.	Long Stop Date

The Combination will be conditional on the Scheme becoming unconditional and becoming Effective, subject to the Code, by no later than 11.59 p.m. (London time) on the Long Stop Date.

2.	Scheme approval

The Scheme will be subject to the following conditions:

(a)	(i)	its approval by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders who are on the register of members of Dowlais at the Voting Record Time (or the relevant class or classes thereof, if applicable), in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting or at any separate class meeting which may be required by the Court (as applicable) or at any adjournment of any such meeting; and

(ii)	the Court Meeting and any separate class meeting which may be required by the Court (or any adjournment of any such meeting) being held on or before the 22nd day after the expected date of the Court Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(b)	(i)	the Resolutions being duly passed by the requisite majority or majorities of Dowlais Shareholders at the General Meeting (or any adjournment thereof); and

(ii)	the General Meeting being held on or before the 22nd day after the expected date of the General Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(c)	(i)	the sanction of the Scheme by the Court (without modification or with modification on terms agreed by AAM and Dowlais) and delivery of a copy of the Court Order to the Registrar of Companies in England and Wales; and

(ii)	the Sanction Hearing being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow).

In addition, AAM and Dowlais have agreed that, subject as stated in Part 2 below and to the requirements of the Panel the Combination will be conditional on the following Conditions and, accordingly, the necessary actions to make the Scheme Effective will not be taken unless the following Conditions (as amended if appropriate) have been satisfied or, where relevant, waived:

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3.	Official authorisations and regulatory clearances

Antitrust Approvals

EU

(a)	insofar as the Combination constitutes, or is deemed to constitute, a concentration with a Community dimension within the scope of Council Regulation (EC) 139/2004 (as amended) (the “EUMR”), one of the following having occurred:

(i)	the European Commission (the “Commission”) indicating that the arrangement notified does not fall within the scope of the EUMR pursuant to Article 6(1)(a) of the EUMR; or

(ii)	the Commission indicating that the concentration is compatible with the internal market pursuant to Articles 6(1)(b), (including in conjunction with Article 6(2)), 8(1) or 8(2) of the EUMR unconditionally or on terms reasonably satisfactory to AAM, or having been deemed to have done so pursuant to Article 10(6); or

(iii)	if the Commission makes a referral in whole or in part under Article 4(4) or Article 9 of the EUMR, or is deemed to have made such a reference, to a competent authority of one or more Member States whose laws prohibit the parties from completing the Combination before clearance is obtained under national merger control, such clearance being obtained (or being deemed to be obtained) whether unconditionally or on terms reasonably satisfactory to AAM from the competent authority or authorities of the relevant Member State or States (and the Commission as applicable, where such referral has been made in part), or any relevant waiting periods having expired (provided that if the Commission makes a referral of the whole of the concentration under Article 4(4) or Article 9 of the EUMR to the competent authority or authorities of one or more Member States whose laws in each case do not prohibit the parties from completing the Combination before clearance is obtained under national merger control, this clause (iii) shall be deemed to be satisfied),

(the “EU Antitrust Condition”);

United Kingdom

(b)	insofar as the Combination constitutes, or is deemed to constitute, a relevant merger situation within the meaning of Part 3 of the Enterprise Act 2002 (the “EA”) one of the following having occurred:

(i)	following submission of a CMA Briefing Paper to the Competition and Markets Authority (“CMA”) and with respect to the Combination:

(A)	the CMA's position as most recently communicated to the parties being that it has no further questions in respect of the Combination; and

(B)	as at the date on which all other Conditions are satisfied or waived, the CMA not having: (I) requested submission of a Merger Notice; or (II) given notice to either party that it is commencing a Phase 1 Investigation; or (III) indicated that the statutory review period in which the CMA has to decide whether to make a reference under Section 34ZA of the EA has begun; or (IV) requested documents or attendance by witnesses under Section 109 of the EA, which may indicate it is considering commencing the aforementioned review period in respect of the Combination; or

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(ii)	where the CMA has commenced an investigation following the submission of a CMA Briefing Paper or a Merger Notice, the CMA either:

(A)	having confirmed on terms reasonably satisfactory to AAM that the Combination or any matter arising therefrom or related thereto will not be subject to a Phase 2 reference under the EA or on any other statutory basis (a “Phase 2 CMA Reference”), or the applicable time period for the CMA to make a Phase 2 CMA Reference having expired without the CMA having made such a Phase 2 CMA Reference; or

(B)	in the event that a Phase 2 CMA Reference is made in relation to the Combination, the CMA either:

I.	concluding in a report published in accordance with Section 38 of the EA that neither the Combination nor any matter arising from or relating to the Combination nor any part of it has or is expected to result in a substantial lessening of competition within any market or markets in the United Kingdom for goods or services; or

II.	allowing the Combination and any matter arising from or relating to the Combination to proceed on terms reasonably satisfactory to AAM,

(the “UK Antitrust Condition”);

United States

(c)	insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules, or regulations (the “HSR Act”), the waiting period applicable to the consummation of the Combination under the HSR Act having expired or terminated, and any voluntary agreement between AAM and/or Dowlais and the U.S. Federal Trade Commission or the U.S. Department of Justice pursuant to which AAM and/or Dowlais has agreed not to consummate the Combination for any period of time (such agreement being on terms reasonably satisfactory to AAM) is no longer in effect (the “U.S. Antitrust Condition”);

China

(d)	insofar as the Combination constitutes, or is deemed to constitute, a notifiable concentration of undertakings within the meaning of Article 25 of the Anti-Monopoly Law of the People’s Republic of China (as amended) and its implementing regulations (the “PRC AML”), and following notification of the Combination to the China’s State Administration for Market Regulation (“SAMR”), SAMR issuing a formal notice approving the Combination (unconditionally or on terms reasonably satisfactory to AAM) in order for AAM to consummate the Combination (the “China Antitrust Condition”);

South Korea

(e)	insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Monopoly Regulation and Fair Trade Act of the Republic of Korea (“MRFTA”), the Korea Fair Trade Commission (“KFTC”) having either: issued an approval notification pursuant to the MRFTA that the Combination does not violate Article 9 paragraph 1 (Restriction on Business Combination) of the MRFTA (as applicable); or if the KFTC issues an examiner's report, issued a decision approving the Combination whether unconditionally or subject to conditions reasonably satisfactory to AAM (the “Korea Antitrust Condition”);

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Mexico

(f)	insofar as the Combination constitutes, or is deemed to constitute a notifiable acquisition under the Mexican Federal Economic Competition Law, the parties having received unconditional approval or approval on terms reasonably satisfactory to AAM from the Mexican Federal Economic Competition Commission (Comisión Federal de Competencia Económica) (“COFECE”) or any authority that succeeds it under the applicable Mexican Federal Economic Competition Law or any other applicable law regulating competition that may be enacted having expired (the “Mexico Antitrust Condition”);

Brazil

(g)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Law No. 12,529 of 2011, either of the following having occurred:

(i)	the Brazilian Antitrust Governmental Authority (Conselho Administrativo de Defesa Econômica) (“CADE’s”) General Superintendence Office issuing a decision approving or clearing the Combination without conditions or on terms reasonably satisfactory to AAM and an additional mandatory fifteen day waiting period following publication of the decision in the Federal Official Gazette (Diário Oficial da União) having lapsed with no related appeal by a third party or request for further review by any of CADE’s commissioners; or

(ii)	in the event that any appeal is filed, further review is requested by CADE’s Tribunal or CADE’s General Superintendence Office does not clear the Combination without conditions and refers the Combination to CADE’s tribunal, the publication of the final decision approving the Combination by CADE’s tribunal with or without any conditions, on terms reasonably satisfactory to AAM, deemed unappealable at the administrative sphere, (the “Brazil Antitrust Condition”);

Foreign Investment Approvals

France

(h)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Articles L. 151-3 and followings and Articles R. 151-1 and followings of the French Monetary and Financial Code (Code monétaire et financier) (the “French FDI Law”), one of the following having occurred:

(i)	an expressed decision by the French Minister of the Economy or any person belonging to the General Directorate of the Treasury (Direction Générale du Trésor) officially empowered to deliver decisions under Article L. 151-3 of the French Monetary and Financial Code in his name and behalf (the “French FDI Authority”) that the Combination does not fall within the scope of the French FDI Law; or

(ii)	an expressed decision by the French FDI Authority, pursuant to French FDI Law, that authorises the completion of the Combination unconditionally or on terms reasonably satisfactory to AAM,

(the “France FDI Condition”);

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Germany

(i)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition by the German Federal Ministry for Economic Affairs and Climate Action (Bundesministerium für Wirtschaft und Klimaschutz – “BMWK”), one of the following having occurred:

(i)	the BMWK issuing: (A) a clearance (Freigabe) pursuant to Section 58a para. 1 sentence 1 or sec. 61 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (“AWV”) without conditions or on terms reasonably satisfactory to AAM, or (B) a certificate of non-objection (Unbedenklichkeitsbescheinigung) pursuant to Section 58 para. 1 sentence 1 AWV; or

(ii)	the BMWK having not issued a clearance, certificate of non-objection or initiated a formal investigation for the Combination within two months of receipt of an application for a clearance or a certificate of non-objection; or within any applicable extension period pursuant to Sec. 14a(1) No. 1 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (“AWG”); or

(iii)	the BMWK having not prohibited (untersagt) the Combination within the periods specified in Section 14a AWG; or

(iv)	the BMWK declaring in writing that the Combination can be closed without having obtained prior approval from the BMWK.

(the “Germany FDI Condition”);

EU Foreign Subsidies Regulation

(j)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Regulation (EU) 2022/2560 of the European Parliament and of the Council on foreign subsidies distorting the internal market (the “EU FSR”), or the Commission requests such notification under Article 21(5) of the EU FSR, any of the following having occurred:

(i)	the Commission declaring that the Combination does not fall within the scope of the EU FSR; or

(ii)	the Commission either declaring that there are insufficient indications to initiate an in-depth investigation and closing a preliminary review pursuant to Article 10(4) of the EU FSR or not initiating an in-depth investigation within the relevant period provided for in Article 24 of the EU FSR; or

(iii)	the Commission not adopting a decision specified in Article 25(3) of the EU FSR within the time period specified in Article 25(4) of the EU FSR, following an in-depth investigation; or

(iv)	following an in-depth investigation, the Commission either issuing a no objection decision pursuant to Article 11(4) (in conjunction with Article 25(3)(b)); or a decision on terms reasonably satisfactory to AAM pursuant to Article 11(3) (in conjunction with Article 25(3)(a) of the EU FSR).

(the “EU FSR Condition”);

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4.	AAM Shareholder approval

(a)	the approval by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares; and

(b)	the approval by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting of the issuance of the New AAM Shares in connection with the Combination;

5.	Listing on the New York Stock Exchange, effectiveness of registration

(a)	confirmation having been received by AAM that the New AAM Shares to be issued in connection with the Combination have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

(b)	in the event that the Combination is implemented by way of a Takeover Offer, or otherwise absent an available exemption from the registration requirements of the U.S. Securities Act, AAM’s registration statement having been declared effective by the SEC and no stop order having been issued or proceedings for suspension of the effectiveness of AAM’s registration statement having been initiated by the SEC and AAM having received all necessary U.S. state securities law or blue sky authorisations;

6.	General Third Party approvals

(a)	the waiver (or non-exercise within any applicable time limits) by any Relevant Authority or any other body or person whatsoever in any jurisdiction (each a "Third Party") of any termination right, right of pre-emption, first refusal or similar right (which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination) arising as a result of or in connection with the Combination including, without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control or management of, Dowlais by AAM or any member of the Wider AAM Group;

(b)	in addition to the competition law and regulatory approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, all necessary filings or applications having been made in connection with the Combination and all statutory or regulatory obligations in any jurisdiction having been complied with in connection with the Combination or the Combination by any member of the Wider AAM Group following consultation with Dowlais of any shares or other securities in, or control of, Dowlais and all authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals reasonably deemed necessary or appropriate by AAM or any member of the Wider AAM Group for or in respect of the Combination including without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control of, Dowlais or any member of the Wider Dowlais Group by any member of the Wider AAM Group having been obtained in terms and in a form reasonably satisfactory to AAM from all appropriate Third Parties or persons with whom any member of the Wider Dowlais Group has entered into contractual arrangements and all such authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals deemed necessary or appropriate to carry on the business of any member of the Wider Dowlais Group which are material in the context of the AAM Group or the Dowlais Group as a whole or for or in respect of the Combination, including (without limitation) its implementation or financing remaining in full force and effect and all filings necessary for such purpose having been made and there being no notice or intimation of any intention to revoke or not to renew any of the same at the time at which the Combination becomes otherwise unconditional and all necessary statutory or regulatory obligations in any jurisdiction having been complied with; and

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(c)	including in relation to the U.S. Antitrust Condition but other than in relation to the other approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, no Third Party (including for the avoidance of doubt the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice or any state Attorney General within the United States) having given notice of a decision to take, institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference (and, in each case, not having withdrawn the same), or having enacted, made or proposed any statute, regulation, decision or order, or change to published practice or having taken any other steps, and there not continuing to be outstanding any statute, regulation, decision, injunction or order, which in each case would reasonably be expected to:

(i)	require, prevent or materially delay the divestiture, or materially alter the terms envisaged for any proposed divestiture by any member of the Wider AAM Group or any member of the Wider Dowlais Group of all or any portion of their respective businesses, assets or property or impose any limitation on the ability of any of them to conduct their respective businesses (or any of them) or to own, control or manage any of their respective assets or properties or any part thereof which, in any such case, is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole;

(ii)	require, prevent or materially delay, or alter the terms envisaged for, any proposed divestiture by any member of the Wider AAM Group of any shares or other securities in Dowlais;

(iii)	impose any material limitation on, or result in a material delay in, the ability of any member of the Wider AAM Group directly or indirectly to acquire or to hold or to exercise effectively all or any rights of ownership in respect of shares or loans or securities convertible into shares or any other securities (or the equivalent) in any member of the Wider Dowlais Group or the Wider AAM Group or to exercise voting or management control over any such member;

(iv)	save as Disclosed, materially adversely limit the ability of any member of the Wider AAM Group or of the Wider Dowlais Group to conduct, integrate or co-ordinate its business, or any part of it, with the businesses or any part of the businesses of any member of the Wider AAM Group or of the Wider Dowlais Group in a manner which is materially adverse in the context of the Wider AAM Group or Wider Dowlais Group, in either case taken as a whole;

(v)	otherwise materially adversely affect the business, assets, profits or prospects of any member of the Wider AAM Group or of any member of the Wider Dowlais Group to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination;

(vi)	make the Combination or its implementation by AAM or any member of the Wider AAM Group of any shares or other securities in, or control of, Dowlais void, illegal, and/or unenforceable under the laws of any jurisdiction, or otherwise, directly or indirectly, restrain, restrict, prohibit, materially delay or otherwise interfere with the same, or impose material additional conditions or obligations with respect thereto;

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(vii)	require (save as envisaged by the Combination or sections 974 to 991 (inclusive) of the Companies Act) any member of the Wider AAM Group or the Wider Dowlais Group to offer to acquire any shares or other securities (or the equivalent) or interest in any member of the Wider Dowlais Group or the Wider AAM Group owned by any Third Party, in each case to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination; or

(viii)	result in any member of the Wider Dowlais Group ceasing to be able to carry on business under any name under which it presently does so, to an extent which is material in the context of the Wider Dowlais Group taken as a whole, and all applicable waiting and other time periods (including any extensions thereof) during which any such Third Party could institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference or any other step under the laws of any jurisdiction in respect of the Combination or the Combination or proposed Combination of any Dowlais Shares having expired, lapsed or been terminated;

7.	Certain matters arising as a result of any arrangement, agreement etc.

save as Disclosed, there being no provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets are or may be bound, entitled or subject, or any circumstance which, in each case as a consequence of the Combination of any shares or other securities (or equivalent) in Dowlais or because of a change in the control or management of Dowlais or otherwise, would reasonably be expected to result in any of the following to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination:

(a)	any monies borrowed by or any other indebtedness or liabilities (actual or contingent) of, or grant available to any such member, being or becoming repayable or capable of being declared repayable immediately or earlier than their or its stated maturity date or repayment date or the ability of any such member to borrow monies or incur any indebtedness being withdrawn or inhibited or being capable of becoming or being withdrawn or inhibited;

(b)	any such agreement, arrangement, licence, permit or instrument or the rights, liabilities, obligations or interests of any such member thereunder being terminated or adversely modified or affected or any onerous obligation or liability arising or any adverse action being taken or arising thereunder;

(c)	any assets or interests of any such member being or failing to be disposed of or charged or ceasing to be available to any such member or any right arising under which any such asset or interest would reasonably be expected to be required to be disposed of or charged or could reasonably be expected to cease to be available to any such member otherwise than in the ordinary course of business;

(d)	save in the ordinary and usual course of business, the creation or enforcement of any mortgage, charge or other security interest over the whole or any part of the business, property, assets or interest of any such member or any such mortgage, charge or other security interest (whenever arising or having arisen) becoming enforceable;

(e)	the rights, liabilities, obligations or interests of any such member in, or the business of any such member with, any person, firm, company or body (or any arrangement or arrangements relating to any such interest or business) being terminated, adversely modified or affected;

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(f)	the value of any such member or its financial or trading position or prospects being prejudiced or adversely affected;

(g)	any such member ceasing to be able to carry on business under any name under which it presently does so;

(h)	the creation or acceleration of any liability, actual or contingent, by any such member (including any material tax liability or any obligation to obtain or acquire any material authorisation, order, grant, recognition, determination, confirmation, consent, licence, clearance, permission, exemption, approval, notice, waiver, concession, agreement or exemption from any Third Party or any person) other than trade creditors or other liabilities incurred in the ordinary course of business or in connection with the Combination; or

(i)	any requirement on any such member to acquire, subscribe, pay up or repay any shares or other securities (or the equivalent),

and no event having occurred which, under any provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets may be bound, entitled or subject, would reasonably be expected to result in any of the events or circumstances as are referred to in paragraphs (a) to (i) of this Condition 7, in each case to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole;

8.	Certain events occurring since Last Accounts Date

save as Disclosed, no member of the Wider Dowlais Group having, since the Last Accounts Date:

(a)	save as between Dowlais and wholly owned subsidiaries of Dowlais or for Dowlais Shares issued under or pursuant to the exercise of options and vesting of awards granted under the Dowlais Share Plans in the ordinary course, issued or agreed to issue, authorised or proposed the issue of additional shares of any class;

(b)	save as between Dowlais and wholly owned subsidiaries of Dowlais for the grant of options and awards and other rights under the Scheme Shares in the ordinary course, issued, or agreed to issue, authorised or proposed the issue of securities convertible into shares of any class or rights, warrants or options to subscribe for, or acquire, any such shares or convertible securities;

(c)	other than to another member of the Wider Dowlais Group, sold (or agreed to transfer or sell) any shares held in treasury;

(d)	other than to another member of the Dowlais Group, prior to the Effective Date, recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus issue, dividend or other distribution whether payable in cash or otherwise, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme;

(e)	save for intra-Dowlais Group transactions, authorised, implemented or announced any merger or demerger with any body corporate or acquired or disposed of or transferred, mortgaged or charged or created any security interest over any assets or any right, title or interest in any asset (including shares and trade investments) or authorised or proposed or announced any intention to propose any merger, demerger, acquisition or disposal, transfer, mortgage, charge or security interest, in each case, other than in the ordinary course of business and, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

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(f)	save for intra-Dowlais Group transactions, made or authorised or proposed or announced an intention to propose any material change in its loan capital, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(g)	issued, authorised or proposed the issue of, or made any change in or to, any debentures or (save for intra-Dowlais Group transactions or save in the ordinary course of business), incurred or increased any indebtedness or become subject to any liability (actual or contingent) to an extent which, in each case, is material in the context of the Wider Dowlais Group taken as a whole;

(h)	other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, purchased, redeemed or repaid or announced any proposal to purchase, redeem or repay any of its own shares or other securities or reduced or, save in respect of the matters mentioned in paragraph (a) or (b) of this Condition 8 above, made any other change to any part of its share capital, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(i)	other than pursuant to the Combination and except for intra-Dowlais Group transactions, implemented, or authorised, proposed or announced its intention to implement, any reconstruction, merger, demerger, amalgamation, scheme, commitment or other transaction or arrangement otherwise than in the ordinary course of business, in each case to an extent which is material in the context of the Wider Dowlais Group taken as a whole;

(j)	been unable or deemed unable, or admitted in writing that it is unable, to pay its debts as they fall due or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

(k)	(other than in respect of a member which is dormant and was solvent at the relevant time) taken any corporate action or steps or had any legal proceedings started or threatened against it in relation to the suspension of payments, a moratorium of any indebtedness, its winding-up (voluntary or otherwise), dissolution or reorganisation or for the appointment of a receiver, administrative receiver, administrator, manager, trustee or similar officer of all or any of its assets or revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction or had any such person appointed, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(l)	commenced negotiations with any of its creditors or taken any step with a view to rescheduling or restructuring any of its indebtedness or entered into a composition, compromise, assignment or arrangement with any of its creditors whether by way of a voluntary arrangement, scheme of arrangement, deed of compromise or otherwise, to the extent to which is material in the context of the Wider Dowlais Group taken as a whole;

(m)	waived, settled or compromised any claim (otherwise than in the ordinary course of business), which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(n)	entered into, varied or authorised any material agreement, transaction, arrangement or commitment (whether in respect of capital expenditure or otherwise) which:

(i)	is of a long-term, onerous or unusual nature or magnitude or which is reasonably likely to involve an obligation of such nature or magnitude (save in the ordinary course of business); or

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(ii)	is likely to materially restrict the business of any member of the Wider Dowlais Group other than of a nature and to an extent which is normal in the context of the business concerned, and, in either case, which is or would reasonably be expected to be material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(o)	entered into any contract, commitment, arrangement or agreement otherwise than in the ordinary course of business or passed any resolution or made any offer (which remains open for acceptance) with respect to or announced any intention to, or proposed to, effect any of the transactions, matters or events referred to in this Condition 8;

(p)	made any material alteration to its constitutional documents;

(q)	except in relation to changes made or agreed as a result of, or arising from, law or changes to law, made or agreed or consented to any change to:

(i)	the terms of the trust deeds constituting the pension scheme(s) established by any member of the Wider Dowlais Group for its directors or employees or their dependents;

(ii)	the contributions payable to any such scheme(s) or to the benefits which accrue or to the pensions which are payable thereunder;

(iii)	the basis on which qualification for, or accrual or entitlement to, such benefits or pensions are calculated or determined; or

(iv)	the basis upon which the liabilities (including pensions) of such pension schemes are funded, valued or made,

in each case, which has an effect that is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(r)	proposed, agreed to provide or modified the terms of any of the Dowlais Share Plans or other benefit constituting a material change relating to the employment or termination of employment of a material category of persons employed by the Wider Dowlais Group or which constitutes a material change to the terms or conditions of employment of any senior employee of the Wider Dowlais Group, save as agreed by the Panel (if required) and by AAM;

(s)	other than with the consent of AAM, taken (or agreed or proposed to take) any action which requires, or would require, the consent of the Panel or the approval of Dowlais Shareholders in a general meeting in accordance with, or as contemplated by, Rule 21.1 of the Code; or

(t)	save to the extent arising as a result of any change in applicable law, entered into or varied in a material way the terms of, any contract, agreement or arrangement with any of the directors or senior executives of any member of the Wider Dowlais Group (save for salary increases, bonuses or variations of terms in the ordinary course), other than as agreed by AAM and (if required) by the Panel;

9.	No adverse change, litigation or regulatory enquiry

save as Disclosed, since the Last Accounts Date:

(a)	no adverse change or deterioration having occurred in the business, assets, financial or trading position or profits or prospects or operational performance of any member of the Wider Dowlais Group which, in any such case, is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination and no circumstances have arisen which would or would reasonably be expected to result in such adverse change or deterioration;

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(b)	no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Wider Dowlais Group is or may become a party (whether as a plaintiff, defendant or otherwise) and no enquiry, review or investigation by, or complaint or reference to, any Third Party or other investigative body against or in respect of any member of the Wider Dowlais Group having been instituted, announced, implemented or threatened by or against or remaining outstanding in respect of any member of the Wider Dowlais Group which in any such case which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group taken as a whole or in the context of the Combination;

(c)	no contingent or other liability of any member of the Wider Dowlais Group having arisen or become apparent to AAM or increased which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group, taken as a whole or in the context of the Combination;

(d)	no enquiry or investigation by, or complaint or reference to, any Third Party having been threatened, announced, implemented, instituted by or remaining outstanding against or in respect of any member by or the Wider Dowlais Group which in any case is material in the context of the Wider Dowlais Group taken as a whole;

(e)	no member of the Wider Dowlais Group having conducted its business in breach of any applicable laws and regulations which in any case is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

(f)	no steps having been taken which are likely to result in the withdrawal, cancellation, termination or materially adverse modification of any licence or permit held by any member of the Wider Dowlais Group which is necessary for the proper carrying on of its business and the withdrawal, cancellation, termination or materially adverse modification of which has had, or would reasonably be expected to have, an adverse effect which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

10.	No discovery of certain matters

(a)	save as Disclosed, AAM not having discovered:

(i)	that any financial, business or other information concerning the Wider Dowlais Group as contained in the information publicly disclosed at any time by or on behalf of any member of the Wider Dowlais Group is materially misleading, contains a material misrepresentation of fact or omits to state a fact necessary to make that information not materially misleading and which was not subsequently corrected before the date of this Announcement by disclosure either publicly or otherwise to AAM or its professional advisers, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(ii)	that any member of the Wider Dowlais Group or partnership, company or other entity in which any member of the Wider Dowlais Group has a significant economic interest and which is not a subsidiary undertaking of Dowlais, is subject to any liability (actual or contingent) which is not disclosed in the annual report and accounts of Dowlais for the Last Accounts Date, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

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(b)	save as Disclosed, AAM not having discovered that:

(i)	any past or present member of the Wider Dowlais Group has failed to comply with any and/or all applicable legislation or regulation, of any jurisdiction with regard to the use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission of any waste or hazardous substance or any substance likely to impair the environment or harm human health or animal health or otherwise relating to environmental matters or the health and safety of humans, or that there has otherwise been any such use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission (whether or not the same constituted a non-compliance by any person with any such legislation or regulations, and wherever the same may have taken place) any of which storage, carriage, disposal, spillage, release, discharge, leak or emission would be likely to give rise to any material liability (actual or contingent) or cost on the part of any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(ii)	there is, or is likely to be, for any reason whatsoever, any liability (actual or contingent) of any past or present member of the Wider Dowlais Group to make good, remediate, repair, reinstate or clean up any property or any controlled waters now or previously owned, occupied, operated or made use of or controlled by any such past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest, under any environmental legislation, regulation, notice, circular or order of any Third Party and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(iii)	circumstances exist (whether as a result of the making of the Combination or otherwise) which would be reasonably likely to lead to any Third Party instituting, or whereby any member of the Wider AAM Group or any present or past member of the Wider Dowlais Group would be likely to be required to institute, an environmental audit or take any other steps which would in any such case be reasonably likely to result in any liability (whether actual or contingent) to improve, modify existing or install new plant, machinery or equipment or carry out changes in the processes currently carried out or make good, remediate, repair, re-instate or clean up any land or other asset currently or previously owned, occupied or made use of by any past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(iv)	circumstances exist whereby a person or class of persons would be likely to have any claim or claims in respect of any product or process of manufacture or materials used therein currently or previously manufactured, sold or carried out by any past or present member of the Wider Dowlais Group which claim or claims would be likely, materially and adversely, to affect any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

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11.	Anti-corruption, economic sanctions, criminal property and money laundering save as Disclosed and save as is not material in each case in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination, AAM not having discovered that:

(a)	(i) any past or present member, director, officer or employee of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks; or (ii) any person that performs or has performed services for or on behalf of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct in connection with the performance of such services which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks;

(b)	any asset of any member of the Wider Dowlais Group constitutes criminal property as defined by section 340(3) of the Proceeds of Crime Act 2002 (but disregarding paragraph (b) of that definition) or proceeds of crime under any other applicable law, rule or regulation concerning money laundering or proceeds of crime or any member of the Wider Dowlais Group is found to have engaged in activities constituting money laundering under any applicable law, rule or regulation concerning money laundering;

(c)	any past or present member, director, officer or employee of the Dowlais Group, or any other person for whom any such person may be liable or responsible, is or has engaged in any conduct which would violate applicable economic sanctions or dealt with, made any investments in, made any funds or assets available to or received any funds or assets from:

(i)	any government, entity or individual in respect of which U.S., UK or European Union persons, or persons operating in those territories, are prohibited from engaging in activities or doing business, or from receiving or making available funds or economic resources, by U.S., UK or European Union laws or regulations, including the economic sanctions administered by the United States Office of Foreign Assets Control, or HMRC; or

(ii)	any government, entity or individual targeted by any of the economic sanctions of the United Nations, the U.S., the UK or the European Union or any of its member states, except as may have been licensed by the relevant authority;

(d)	any past or present member, director, officer or employee of the Wider Dowlais Group, or any other person for whom any such person may be liable or responsible:

(i)	has engaged in conduct which would violate any relevant anti-terrorism laws, rules, or regulations, including but not limited to the U.S. Anti-Terrorism Act;

(ii)	has engaged in conduct which would violate any relevant anti-boycott law, rule or regulation or any applicable export controls, including but not limited to the Export Administration Regulations administered and enforced by the U.S. Department of Commerce or the International Traffic in Arms Regulations administered and enforced by the U.S. Department of State;

(iii)	has engaged in conduct which would violate any relevant laws, rules, or regulations concerning human rights, including but not limited to any law, rule or regulation concerning false imprisonment, torture or other cruel and unusual punishment, or child labour; or

(iv)	is debarred or otherwise rendered ineligible to bid for or to perform contracts for or with any Relevant Authority or found to have violated any applicable law, rule or regulation concerning government contracting or public procurement; or

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(e)	any member of the Wider Dowlais Group is or has been engaged in any transaction which would cause AAM to be in breach of any law or regulation upon its Combination of Dowlais, including but not limited to the economic sanctions of the United States Office of Foreign Assets Control, or HMRC or any other Relevant Authority.

Part 2

Waiver and invocation of the Conditions

1.	Subject to the requirements of the Panel in accordance with the Code, AAM reserves the right in its sole discretion to waive, in whole or in part, all or any of the Conditions in Part 1 of this Appendix 1, except for Conditions 1 (Long Stop Date), 2(a)(i), 2(b)(i) and 2(c)(i) (Scheme approval), 4 (AAM Shareholder approval), 5(a) and 5(b) (Listing on the New York Stock Exchange, effectiveness of registration), which cannot be waived. The deadlines in any of Conditions 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) may be extended to such later date as AAM may determine (with the Panel’s consent and approval of the Court, if such consent and/or approval is required). If any of Conditions 1 (Long Stop Date), 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) is not satisfied by the relevant deadline specified in the relevant Condition, AAM shall make an announcement by 8.00 a.m. (London time) on the business day (as defined in the Code) following such deadline confirming whether, subject to paragraph 3 below, it has invoked the relevant Condition, waived the relevant deadline or extended the relevant deadline.

2.	Conditions 2(a)(i), 2(b)(i) (Scheme approval) and 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) must be fulfilled, determined by AAM to remain fulfilled or (if capable of waiver) waived, by no later than 11.59 p.m. (London time) on the day before the Sanction Hearing. AAM shall be under no obligation to waive (if capable of waiver), to determine to be or remain satisfied or to treat as satisfied any of Conditions 2(a)(i), 2(b)(i) (Scheme approval) or 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) by a date or time earlier than the latest date and time specified above for the fulfilment of the relevant Condition notwithstanding that the other Conditions may at such earlier date have been waived or fulfilled and that there are at such earlier date no circumstances indicating that any of such Conditions may not be capable of fulfilment.

3.	Subject to paragraph 4 below, under Rule 13.5(a) of the Code, AAM may only invoke a Condition so as to cause the Combination not to proceed, to lapse or to be withdrawn with the consent of the Panel. The Panel will normally only give its consent if the circumstances which give rise to the right to invoke the Condition are of material significance to AAM in the context of the Combination. This will be judged by reference to the facts of each case at the time that the relevant circumstances arise.

4.	Each of Conditions 1 (Long Stop Date), 2 (Scheme approval), 4 (AAM Shareholder approval) and 5 (Listing on the New York Stock Exchange, effectiveness of registration) (and any Takeover Offer acceptance condition adopted on the basis specified in Part 3 of this Appendix 1) will not be subject to Rule 13.5(a) of the Code.

5.	Any Condition that is subject to Rule 13.5(a) of the Code may be waived by AAM.

6.	The Combination will not become Effective unless the Conditions have been fulfilled or (to the extent capable of waiver and permitted) waived or, where appropriate, have been determined by AAM to be or remain satisfied by no later than the Long Stop Date.

7.	Each of the Conditions shall be regarded as a separate Condition and shall not be limited by reference to any other Condition.

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Part 3

IMPLEMENTATION BY WAY OF TAKEOVER OFFER

Subject to the terms of the Co-operation Agreement and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme. In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).

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Part 4

CERTAIN FURTHER TERMS OF THE COMBINATION

1.	The availability of the Combination to persons not resident in the UK may be affected by the laws of the relevant jurisdiction. Persons who are not resident in the UK should inform themselves about, and observe, any applicable requirements. Dowlais Shareholders who are in any doubt about such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay and observe any applicable requirements. Further details in relation to Overseas Shareholders will be contained in the Scheme Document.

2.	Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching or accruing thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital, repurchase or redemption or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.

3.	Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.

4.	If any dividend, other distribution or return of capital, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, is announced, declared, made, payable or paid in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, AAM reserves the right to reduce the cash element of the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend, other distribution or return of capital, in which case any reference in this Announcement to the consideration payable under the terms of the Combination will be deemed to be a reference to the consideration as so reduced. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. Any exercise by AAM of its rights referred to in this paragraph 4 shall be the subject of an announcement and, for the avoidance of doubt, shall not be regarded as constituting any revision or variation of the Combination.

5.	This Announcement and any rights or liabilities arising hereunder, the Combination, the Scheme and the Forms of Proxy will be governed by the laws of England and Wales and be subject to the jurisdiction of the courts of England and Wales. The Combination will also be subject to the Conditions and further terms set out in this Announcement and to be set out in the Scheme Document and such further terms as may be required to comply with the UK Listing Rules and the provisions of the Code. The Combination and the Scheme will comply with the applicable requirements of the FCA, the London Stock Exchange and the Court, as well as with the Panel and the Code. This Announcement does not constitute, or form part of, an offer or invitation to purchase Dowlais Shares or any other securities.

6.	If AAM is required by the Panel to make an offer for Dowlais Shares under a mandatory offer for Dowlais under Rule 9 of the Code, AAM may make such alterations to the above Conditions as are necessary to comply with Rule 9 of the Code.

7.	The New AAM Shares will be validly issued, fully paid and non-assessable. The New AAM Shares will be issued free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever.

8.	The consideration payable for the Combination (including, for the avoidance of doubt, the New AAM Shares and any cash) will be paid or delivered subject to any deduction or withholding on account of tax that is required by applicable law in any relevant jurisdiction.

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Appendix 2

SOURCES AND BASES OF INFORMATION

Unless otherwise stated in this Announcement:

1.	As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement) Dowlais had 1,344,524,115 ordinary shares in issue.

2.	Dowlais does not hold any shares in treasury.

3.	Except for the purpose of paragraph 21 and the undertaking therein, any reference to the entire issued and to be issued ordinary share capital of Dowlais is based on:

(a)	1,344,524,115 Dowlais Shares referred to in paragraph 1 above (which includes 5,523,071 Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement)); and

(b)	19,021,961 Dowlais Shares which may be issued on or after the date of this Announcement on the vesting of awards under the Dowlais Share Plans.

4.	The implied enterprise value multiple for Dowlais of approximately 4.1 times adjusted EBITDA for the twelve-month period ending 31 December 2023 is calculated by reference to:

(a)	the implied value (excluding the FY2024 Final Dividend) of 82.4 pence per Dowlais Share multiplied by the issued and to be issued ordinary share capital of Dowlais referenced in paragraph 3 above; plus

(b)	the following balance sheet items taken as of 30 June 2024: net financial debt excluding lease liabilities of £915 million, lease liabilities of £142 million, non-controlling interests of £34 million, tax-adjusted pension liabilities of £338 million; together divided by;

(c)	Dowlais’ adjusted EBITDA of £618 million for the 12-month period ending 31 December 2023.

5.	The volume-weighted average prices of a Dowlais Share are derived from data provided by Bloomberg.

6.	Pro-forma revenue and adjusted EBITDA margin have been compiled on a statutory basis and without adjustments for differences between US GAAP and IFRS.

7.	Unless otherwise stated, all prices for Dowlais Shares have been derived from data provided by Bloomberg and represent Closing Prices on the relevant date(s).

8.	Unless otherwise stated:

(a)	the balance sheet information relating to Dowlais is extracted from the first half 2024 results of Dowlais as at 30 June 2024; and

(b)	the income statement financial information relating to Dowlais is extracted from the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023.

9.	Certain figures included in this Announcement have been subject to rounding adjustments.

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Appendix 3

DETAILS OF IRREVOCABLE UNDERTAKINGS

1.	Dowlais Directors

The following Dowlais Directors have given irrevocable undertakings in respect of their own beneficial holdings of Dowlais Shares (or those Dowlais Shares over which they have control) to vote (or procure a vote) in favour of the resolutions relating to the Combination at the Dowlais Meetings or, in the event that the Transaction is implemented by way of a Takeover Offer, to accept (or procure the acceptance of) such Takeover Offer:

Name	Total Number of Dowlais Shares	Percentage of issued ordinary share capital (%)
Liam Butterworth	2,331,984	0.173%
Roberto Fioroni	1,153,116	0.086%
Simon Mackenzie Smith	163,392	0.012%
Celia Baxter	119,421	0.009%
Philip Harrison	60,119	0.004%
Shali Vasudeva	24,215	0.002%
Fiona MacAulay	12,182	0.001%

The obligations of the Dowlais Directors under the irrevocable undertakings given by them shall lapse and cease to have effect on and from the earlier of the following occurrences:

(a)	AAM publicly announces, with the consent of the Panel, that it does not intend to proceed with the Combination;

(b)	the Combination lapses, is withdrawn or otherwise terminates in accordance with its terms;

(c)	the Scheme has not become Effective before 11.59 p.m. on the Long Stop Date; or

(d)	if any competing offer for Dowlais is declared wholly unconditional or becomes effective.

These irrevocable undertakings remain binding in the event a competing offer is made for Dowlais. These irrevocable undertakings also extend to any shares acquired by the Dowlais Directors as a result of the vesting of awards under the Dowlais Share Plans.

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Appendix 4

AAM FY24 Profit Estimate

1.	AAM FY24 Profit Estimate

For full year 2024:

•	AAM is estimating sales in the range of $6.10 - $6.15 billion.

•	AAM is estimating Adjusted EBITDA in the range of $740 - $750 million.

•	AAM is estimating Adjusted free cash flow in the range of $220 - $230 million.

Supplementary data for GAAP reconciliation:

Adjusted EBITDA

•	AAM is estimating net income in the range of $30 - $35 million.

•	AAM is estimating interest expense in the range of $185 - $185 million.

•	AAM is estimating income tax expense in the range of $25 - $30 million.

•	AAM is estimating depreciation and amortization in the range of $470 - $470 million.

•	AAM is estimating full year 2024 EBITDA in the range of $710 - $720 million.

•	AAM is estimating restructuring, acquisition, and other related costs (principally impairment charge) in the range of $30 - $30 million.

•	AAM is estimating full year 2024 Adjusted EBITDA in the range of $740 - $750 million.

Adjusted Free Cash Flow

•	AAM is estimating net cash provided by operating activities in the range of $440 - $450 million.

•	AAM is estimating capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants in the range of ($240) – ($240) million.

•	AAM is estimating full year 2024 free cash flow in the range of $200 - $210 million.

•	AAM is estimating cash payments for restructuring and acquisition-related costs in the range of $20 - $20 million.

•	AAM is estimating full year 2024 Adjusted free cash flow in the range of $220 - $230 million.

2.	Application of Rule 28 to AAM FY24 Profit Estimate

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow constitute profit estimates for the purposes of the Code.

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The Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY24 Profit Estimate on the basis that:(i) the estimate is presented in a manner which is consistent with AAM’s ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below.

3.	AAM Directors’ confirmation

The AAM Directors confirm that, as at the date of this Announcement, the AAM FY24 Profit Estimate is valid as at the date of this announcement and has been properly compiled on the basis of the assumptions stated below and that that the basis of accounting used is consistent with AAM's accounting policies.

4.	Basis of preparation

The AAM 2024 Profit Estimate is based on AAM’s unaudited management accounts for the year ended 31 December 2024. The basis of accounting used for the AAM 2024 Profit Estimate is consistent with the AAM's existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM's financial statements for the year ending 31 December 2023; and (iii) are expected to be applied in the preparation of the AAM financial statements for the period up to 31 December 2025.

The AAM 2024 Profit Estimate has been prepared on the basis referred to above and subject to the principal assumptions set out below. The AAM 2024 Profit Estimate is inherently uncertain and there can be no guarantee that any of the factors referred to under "Principal Assumptions" below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The AAM 2024 Profit Estimate should therefore be read in this context and construed accordingly.

5.	Principal assumptions

(a)	Factors outside the influence or control of the AAM Directors:

(i)	there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM operates;

(ii)	there will be no material change in current US interest rates, economic growth (GDP), inflation expectations or foreign exchange rates compared with AAM’s estimates;

(iii)	there will be no material change in accounting standards;

(iv)	there will be no material change in market conditions in relation to customer demand or the competitive environment;

(v)	there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services; and

(vi)	there will be no business disruptions that materially affect AAM, its customers, operations, supply chain or labour supply, including natural disasters, acts of terrorism, cyber-attack and/or technological issues.

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(b)	Factors within the influence or control of the AAM Directors:

(i)	there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast;

(ii)	there will be no material change in the existing operational strategy of AAM;

(iii)	there will be no material changes in AAM's accounting policies and/or the application thereof;

(iv)	there are no material strategic investments or capital expenditure in addition to those already planned; and

(v)	there will be no material change in the management or control of AAM.

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Appendix 5

Dowlais FY24 Profit Estimate

1.	Dowlais FY24 Profit Estimate

On 13 August 2024, Dowlais announced its half year results for the financial year ended 31 December 2024. Included within these results was the following statement: “Consequently, we expect a mid to high single-digit adjusted revenue decline for 2024 and an adjusted operating margin between 6.0% and 7.0% at constant currency, given the benefits of commercial recoveries, restructuring savings and performance initiatives” (the “Dowlais FY24 Profit Estimate”). The Dowlais FY24 Profit Estimate was reconfirmed in the trading update released by Dowlais in November 2024.

The Dowlais FY24 Profit Estimate constitutes a profit estimate for the purposes of Rule 28.1(c) of the Code.

2.	Dowlais Directors’ confirmation

The Dowlais Directors confirm that, as at the date of this Announcement, the Dowlais FY24 Profit Estimate remains valid and that it has been properly compiled on the basis of the assumptions stated and that the basis of accounting used is consistent with the accounting policies of the Dowlais Group, which are in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”).

Set out below is the basis of preparation of the Dowlais FY24 Profit Estimate and the principal assumptions on which it is based.

3.	Basis of preparation and principal assumptions

The Dowlais FY24 Profit Estimate is based on the unaudited condensed interim financial statements of Dowlais for the six months ended 30 June 2024. The basis of accounting used is consistent with the accounting policies of Dowlais, which are in accordance with IFRS and are those that Dowlais expects to apply in preparing its Annual Report and Financial Statements for the financial year ended 31 December 2024. Given that the period to which the Dowlais FY24 Profit Estimate relates has been completed, there are no other principal assumptions underpinning the Dowlais FY24 Profit Estimate.

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Appendix 6

Statement on Quantified Financial Benefits

Part 1

Quantified Financial Benefits Statement

This Announcement contains statements of estimated cost synergies arising from the Combination (together, the "Quantified Financial Benefits Statement").

A copy of the Quantified Financial Benefits Statement is set out below:

The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.

The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:

•	SG&A - approximately 30 per cent. across the following sources:

o	Eliminating duplicate public company costs and other costs;

o	Optimisation of the combined workforce;

o	Streamlining of engineering, research, and development expenses; and

o	Elimination of duplicate business and technical offices.

•	Purchasing - approximately 50 per cent. across the following sources:

o	Leveraging enhanced economies of scale and spend across direct and indirect material suppliers;

o	Utilising vertical integration capabilities to deliver insourcing initiatives; and

o	Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•	Operations - approximately 20 per cent. across the following sources:

o	Increasing operating efficiencies through the implementation of a best-of-best operating system; and

o	Optimising the combined global manufacturing footprint.

The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

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The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.

These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.

Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.

Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.

The AAM Board believes that the Combined Group should be able to achieve the synergies set out in the Quantified Financial Benefits Statement.

Further information on the bases of belief supporting the Quantified Financial Benefits Statement, including the principal assumptions and sources of information, is set out below.

Basis of calculation of the Quantified Financial Benefits Statement

In preparing the Quantified Financial Benefits Statement, AAM has relied on a combination of publicly available information and information obtained through due diligence. In such circumstances, AAM management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by AAM management's industry experience and knowledge of the existing businesses, together with consultation with Dowlais management.

The cost bases used as the basis for the Quantified Financial Benefits Statement are a blend of AAM's FY24 forecast financial results and Dowlais’ FY24 forecast financial results, supported where relevant by certain information from AAM’s and Dowlais’ budgeted FY25 cost bases.

An exchange rate of £ to $1.30 has been used in the compilation of the synergy initiatives.

Cost synergy assumptions were based on (A) a mix (i) detailed, bottom-up evaluation of the benefits resulting from elimination of duplicate activities or (ii) AAM’s and Dowlais’ synergy attainment experience from other relevant savings programs, (B) the benefits of combined scale economics and (C) operational efficiencies arising from consolidation.

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Where appropriate, assumptions were used to estimate the costs of implementing the new structures, systems and processes required to realise the synergies.

In general, the synergy assumptions have been risk-adjusted.

In arriving at the Quantified Financial Benefits Statement, the AAM Directors have made the following assumptions, which are outside the influence of AAM:

•	there will be no material change in underlying operations of either business from the Combination;

•	there will be no material impact from divestments from Dowlais existing businesses;

•	there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM and Dowlais operate;

•	there will be no material change in current foreign exchange rates or interest rates;

•	there will be no material change in accounting standards; and

•	there will be no change in tax legislation or tax rates or other legislation in the United Kingdom, United States or other countries that could materially impact the ability to achieve any benefits.

In addition, the AAM Directors have made an assumption within the influence of AAM that there will be no material divestments made by AAM.

In addition, the AAM Directors have assumed that the cost synergies are substantively within AAM’s control, albeit that certain elements are dependent in part on negotiations with third parties.

Reports

As required by Rule 28.1(a) of the Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Cazenove, as financial adviser to AAM, have provided the reports required under the Code.

Important Notes

•	The statements of estimated synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the synergies referred to may not be achieved, or those achieved could be materially different from those estimated.

•	No statement in the Quantified Financial Benefits Statement should be construed as a profit forecast.

•	Due to the size of the combination and potential scale of the Combined Group, there may be additional changes to the Combined Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

•	In arriving at the estimate of synergies set out in this Announcement, the AAM Board has assumed that there will be no significant impact on the business of the Combined Group.

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Part 2

Report from Deloitte LLP on Quantified Financial Benefits Statement

The Directors

American Axle & Manufacturing Holdings, Inc.

One Dauch Drive

Detroit

MI 48211-1198

United States of America

The Directors

J.P. Morgan Securities plc

25 Bank Street

London

E14 5JP

29 January 2025

Dear Sirs/Mesdames

OFFER FOR DOWLAIS PLC (the “Target”) BY AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Offeror”)

We report on the statement made by the directors of the Offeror (the “Directors”) of estimated synergy benefits set out in Part 1 of Appendix 6 to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”) issued by the Offeror (the “Quantified Financial Benefits Statement” or the “Statement”).

Opinion

In our opinion, the Quantified Financial Benefits Statement has been properly compiled on the basis stated.

The Statement has been made in the context of the disclosures within Appendix 6 setting out, inter alia, the bases of the Directors’ belief (identifying the principal assumptions and sources of information) supporting the Statement and their analysis, explanation and quantification of the constituent elements.

Responsibilities

It is the responsibility of the Directors to prepare the Statement in accordance with Rule 28 of the City Code on Takeovers and Mergers (the “Takeover Code”).

It is our responsibility to form our opinion, as required by Rule 28.1(a) of the Takeover Code, as to whether the Statement has been properly compiled on the basis stated and to report that opinion to you.

This report is given solely for the purposes of complying with Rule 28.1(a)(i) of the “Takeover Code” and for no other purpose.

Therefore, to the fullest extent permitted by law we do not assume any other responsibility to any person for any loss suffered by any such person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Rule 23.2 of the Takeover Code, consenting to its inclusion in the Announcement.

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Basis of preparation of the Statement

The Statement has been prepared on the basis set out in Part 1 of Appendix 6 to the Announcement.

Basis of opinion

We conducted our work in accordance with the Standards for Investment Reporting issued by the Financial Reporting Council in the United Kingdom (“FRC”).

We are independent of the Offeror in accordance with the FRC’s Ethical Standard as applied to Investment Circular Reporting Engagements, and we have fulfilled our other ethical responsibilities in accordance with these requirements.

We have discussed the Statement, together with the underlying plans (relevant bases of belief/including sources of information and assumptions), with the Directors and J.P. Morgan. Our work did not involve any independent examination of any of the financial or other information underlying the Statement.

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Statement has been properly compiled on the basis stated.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in jurisdictions outside the United Kingdom, including the United States of America, and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices. We have not consented to the inclusion of this report and our opinion in any registration statement filed with the SEC under the US Securities Act of 1933 (either directly or by incorporation by reference) or in any offering document enabling an offering of securities in the United States (whether under Rule 144A or otherwise). We therefore accept no responsibility to, and deny any liability to, any person using this report and opinion in connection with any offering of securities inside the United States of America or who makes a claim on the basis they had acted in reliance on the protections afforded by United States of America law and regulation.

We do not express any opinion as to the achievability of the benefits identified by the Directors in the Statement.

Since the Statement and the assumptions on which it is based relate to the future and may therefore be affected by unforeseen events, we express no opinion as to whether the actual benefits achieved will correspond to those anticipated in the Statement and the differences may be material.

Yours faithfully

Deloitte LLP

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

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Part 3

Report from J.P. morgan Securities plc on Quantified Financial Benefits Statement

Report from J.P. Morgan Cazenove

American Axle & Manufacturing Holdings, Inc.

The Board of Directors

One Dauch Drive

Detroit, Michigan

48211-1198

United States of America

29 January 2025

Dear Sir / Madam,

Recommended cash and share offer for Dowlais Group Plc by American Axle & Manufacturing Holdings, Inc. (“AAM”) (the “Combination”), to be effected by way of Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

We refer to the quantified financial benefits statement (the “Statement”) made by AAM set out in Appendix VI to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”), for which the board of directors of AAM (the “AAM Directors”) are solely responsible under Rule 28.3 of the UK City Code on Takeovers and Mergers (the “Code”).

We have discussed the Statement (including the assumptions, bases of calculation and sources of information referred to therein) with the AAM Directors and those officers and employees of AAM who developed the underlying plans as well as with Deloitte LLP (“Deloitte”) as reporting accountants. The Statement is subject to uncertainty as described in the Announcement and our work did not involve an independent examination, or verification, of any of the financial or other information underlying the Statement.

We have relied upon the accuracy and completeness of all the financial and other information provided to us by or on behalf of AAM and/or Dowlais, or otherwise discussed with or reviewed by us, in connection with the Statement, and we have assumed such accuracy and completeness for the purposes of providing this letter.

We do not express any view as to the achievability of the quantified financial benefits, whether on the basis identified by the AAM Directors in the Statement, or otherwise. We have also reviewed the work carried out by Deloitte and have discussed with Deloitte its opinion addressed to you and us on this matter and which is set out in Part 2 of Appendix VI of the Announcement, and the accounting policies and bases of calculation for the Statement.

This letter is provided to you pursuant and subject to the terms of our engagement letter with AAM and solely having regard to the requirements of, and in connection with, Rule 28.1(a)(ii) of the Code and for no other purpose. We accept no responsibility to AAM, Dowlais or their shareholders or any person other than the AAM Directors in respect of the contents of this letter. We are acting exclusively as financial advisers to AAM and no one else in connection with the offer by AAM for Dowlais and it was for the purpose of complying with Rule 28.1(a)(ii) of the Code that AAM requested J.P. Morgan Cazenove to prepare this letter relating to the Statement. No person other than the AAM Directors can rely on the contents of this letter, and to the fullest extent permitted by law, we expressly exclude and disclaim all liability (whether in contract, tort or otherwise) to any other person, in respect of this letter, its contents or the work undertaken in connection with this letter or any of the results or conclusions that may be derived from this letter or any written or oral information provided in connection with this letter, and any such liability is expressly disclaimed except to the extent that such liability cannot be excluded by law.

On the basis of the foregoing, we consider that the Statement, for which you as the AAM Directors are solely responsible, has been prepared with due care and consideration.

J.P. Morgan Securities plc

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Appendix 7

Definitions

The following definitions apply throughout this Announcement unless the context otherwise requires:

“AAM”	American Axle & Manufacturing Holdings, Inc., a Delaware corporation
“AAM Board”	the board of directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM Directors”	the directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM FY24 Profit Estimate”	has the meaning given in paragraph 9
“AAM Group”	AAM and its subsidiary undertakings from time to time
“AAM Proxy Statement”	the proxy statement of AAM in connection with the AAM Shareholder Meeting (as amended and supplemented from time to time)
“AAM Shares”	the shares of common stock of AAM issued and outstanding
“AAM Shareholder Meeting”	the duly convened meeting of the AAM Shareholders held for the purpose of considering and approving the amendment to AAM’s certificate of incorporation and the issuance of the New AAM Shares, including any adjournment or postponement thereof
“AAM Shareholders”	the holders of AAM Shares from time to time
“Announcement”	this announcement
“AWG”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“AWV”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Barclays”	Barclays Bank PLC, acting through its Investment Bank
“BMWK”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

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“Brazil Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Business Day”	a day, not being a public holiday, Saturday or Sunday, on which banks in London and New York are open for normal business
“Buyback Programme”	the share buyback programme of up to £50 million announced on 21 March 2024 by Dowlais on the London Stock Exchange
“CADE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“China Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Clean Team Agreement”	the clean team confidentiality agreement entered into between AAM and Dowlais dated 13 December 2024, as described in paragraph 16 of this Announcement
“Closing Price”	the closing price of a Dowlais Share as derived from Bloomberg on any particular date
“CMA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“CMA Briefing Paper”	means the briefing paper to be submitted to the CMA by AAM in relation to the Combination
“Code”	the Takeover Code issued by the Panel, as amended from time to time
“COFECE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Combination”	the proposed acquisition by AAM of the entire issued and to be issued ordinary share capital of Dowlais not already owned or controlled by AAM on the terms and subject to the conditions set out in this Announcement, to be implemented by means of the Scheme (or should AAM so elect under certain circumstances described in this Announcement, by means of a Takeover Offer), and where the context requires, any subsequent revision, variation, extension or renewal thereof
“Combined Group”	the combined group following the Combination, comprising the AAM Group and the Dowlais Group

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“Commission”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Companies Act”	the Companies Act 2006, as amended from time to time
“Completion”	the Combination becoming Effective in accordance with its terms
“Condition(s)”	the conditions to the implementation of the Combination, as set out in Part 1 of Appendix 1 to this Announcement and to be set out in the Scheme Document
“Co-operation Agreement”	the co-operation agreement dated the date of this Announcement between Dowlais and AAM as described in paragraph 16 of this Announcement
“Court”	the High Court of Justice of England and Wales
“Court Meeting”	the meeting or meetings of Scheme Shareholders to be convened by an order of the Court pursuant to section 896 of the Companies Act, notice of which will be set out in the Scheme Document, for the purposes of considering, and if thought fit, approving the Scheme (with or without amendment) and any adjournment, postponement or reconvention thereof
“Court Order”	the order of the Court sanctioning the Scheme under section 899 of the Companies Act
“CREST”	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear
“Dealing Arrangement”	an arrangement of the kind referred to in Note 11(a) in the definition of acting in concert in the Code
“Dealing Disclosure”	an announcement pursuant to Rule 8 of the Code containing details of dealings in relevant securities of a party to an Combination
“Deloitte”	Deloitte LLP, the United Kingdom affiliate of Deloitte NSE, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”), DTTL and each of its member firms being legally separate and independent entities

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“Disclosed”	the information: (a) disclosed by, or on behalf of Dowlais to AAM or AAM’s professional advisers (in their capacity as such in relation to the Combination); (b) in the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023; (c) in the interim results of Dowlais for the six month period ending on 30 June 2024; (d) in this Announcement; (e) in any other announcement made by Dowlais via a Regulatory Information Service before the date of this Announcement; (f) in the virtual data room operated on behalf of Dowlais for the purposes of the Combination (which AAM and/or its advisers were able to access prior to the date of this Announcement); (g) in any filings made by Dowlais with the Registrar of Companies in England; or (h) as otherwise fairly disclosed to AAM (or its officers, employees, agents or advisers in each case in their capacity as such) before the date of this Announcement
“Dowlais”	Dowlais Group plc, a company incorporated in England and Wales with registered number 14591224
“Dowlais Articles”	the articles of association of Dowlais in force from time to time
“Dowlais Directors” or “Dowlais Board”	the directors of Dowlais as at the date of this Announcement or, where the context so requires, the directors of Dowlais from time to time
“Dowlais FY24 Profit Estimate”	has the meaning given in Appendix 5
“Dowlais Group”	Dowlais and its subsidiary undertakings from time to time and where the context permits, each of them
“Dowlais Meetings”	the Court Meeting and the General Meeting
“Dowlais Share Plans”	the Dowlais 2023 Performance Share Plan and the Dowlais 2024 Omnibus Share Plan, each as amended from time to time
“Dowlais Shareholders”	holders of Dowlais Shares from time to time
“Dowlais Shares”	the ordinary shares of 1 pence each in the capital of Dowlais
“DTRs”	the Disclosure Guidance and Transparency Rules of the FCA under FSMA and contained in the FCA’s publication of the same name, as amended from time to time
“EA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Effective”	in the context of the Combination: (a) if the Combination is implemented by way of the Scheme, the Scheme having become effective pursuant to its terms; or (b) if the Combination is implemented by way of the Takeover Offer, the Takeover Offer having been declared or having become unconditional in accordance with the requirements of the Code

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“Effective Date”	the date on which the Combination becomes Effective
“EU Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EUMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Euroclear”	Euroclear UK & International Limited
“Eurozone”	the member states of the European Union that have adopted the euro as their common currency and sole legal tender
“Excluded Shares”	any Dowlais Shares:
(i) beneficially owned by AAM or any other member of the AAM Group at the Scheme Record Time; and
(ii) held by Dowlais as treasury shares (within the meaning of the Companies Act)

“FCA”	Financial Conduct Authority or its successor from time to time
“Forms of Election”	the form or forms of election for use in connection with the Mix and Match Facility
“Forms of Proxy”	the forms of proxy in connection with each of the Court Meeting and the General Meeting, which shall accompany the Scheme Document
“France FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“French FDI Authority”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

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“French FDI Law”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“FSMA”	the Financial Services and Markets Act 2000, as amended from time to time
“FY24 Final Dividend”	has the meaning given in paragraph 13 (Dividends) of this Announcement
“Germany FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“General Meeting”	the general meeting of Dowlais Shareholders to be convened for the purpose of considering and, if thought fit, approving, the Resolutions in relation to the Combination, notice of which shall be contained in the Scheme Document and any adjournment, postponement or reconvention thereof
“HMRC”	HM Revenue and Customs
“HSR Act”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Investec”	Investec Bank plc
“IRC”	the U.S. Internal Revenue Code
“Joint Defense Agreement”	the joint defense agreement entered into between AAM and Dowlais dated 6 December 2024, as described in paragraph 16 of this Announcement
“J.P. Morgan”	J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Cazenove
“J.P. Morgan Cazenove”	J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority)
“KFTC”	means the Korea Fair Trade Commission
“Korea Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Last Accounts Date”	31 December 2023
“London Stock Exchange”	the London Stock Exchange plc or its successor

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“Long Stop Date”	29 June 2026 or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel, and the Court may allow
“Merger Notice”	means a notice to the CMA in the prescribed form as contemplated by Section 96 of the Enterprise Act 2002
“Mexico Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Mix and Match Facility”	the facility under which Dowlais Shareholders are entitled to elect to vary the proportions in which they receive New AAM Shares and in which they receive cash in respect of their holdings of Dowlais Shares to the extent that other such Dowlais Shareholders make off-setting elections
“MRFTA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“New AAM Shares”	the new shares of common stock of AAM proposed to be issued to Dowlais Shareholders in connection with the Combination
“New York Stock Exchange”	the New York Stock Exchange or its successor
“Offer Period”	the offer period (as defined by the Code) relating to Dowlais, which commenced on 29 January 2025
“Official List”	the official list maintained by the FCA pursuant to Part 6 of FSMA
“Opening Position Disclosure”	has the same meaning as in Rule 8 of the Code
“Overseas Shareholders”	Dowlais Shareholders (or nominees of, or custodians or trustees for Dowlais Shareholders) who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom
“Panel”	the Panel on Takeovers and Mergers
“Phase 1 Investigation”	means an investigation by the CMA to enable it to determine whether to make a reference under Section 33 of the Enterprise Act 2002
“Phase 2 CMA Reference”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“PRA”	the Prudential Regulation Authority as defined in FSMA, or any successor regulatory authority

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“PRC AML”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Quantified Financial Benefits Statement”	the statements of estimated cost savings and synergies arising out of the Combination set out in Appendix 6 to this Announcement
“Registrar of Companies”	the Registrar of Companies in England and Wales
“Regulatory Information Service”	any information service authorised from time to time by the FCA for the purpose of disseminating regulatory announcements
“Relevant Authority”	any central bank, ministry, governmental, quasigovernmental, supranational (including the European Union), statutory, regulatory or investigative body, authority or tribunal (including any national or supranational antitrust, competition or merger control authority, any sectoral ministry or regulator and any foreign investment review body), national, state, municipal or local government (including any subdivision, court, tribunal, administrative agency or commission or other authority thereof), any entity owned or controlled by them, any private body exercising any regulatory, taxing, importing or other authority, any trade agency, association, institution or professional or environmental body in any jurisdiction
“relevant securities”	shall be construed in accordance with the Code
“Resolutions”	the resolutions proposed to be passed at the General Meeting in connection with the implementation of the Scheme
“Restricted Jurisdiction(s)”	any jurisdiction (other than the United Kingdom) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Combination is sent or made available to Dowlais Shareholders in that jurisdiction
“Revised Confidentiality Agreement”	the revised confidentiality agreement dated 14 January 2025 between AAM and Dowlais, as described in paragraph 16 of this Announcement
“Rothschild & Co”	N.M. Rothschild & Sons Limited
“SAMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

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“Sanction Hearing”	the hearing of the Court at which Dowlais will seek an order sanctioning the Scheme pursuant to Part 26 of the Companies Act
“Scheme”	the proposed scheme of arrangement under Part 26 of the Companies Act between Dowlais and Scheme Shareholders in connection with the Combination, with or subject to any modification, addition or condition approved or imposed by the Court and agreed by Dowlais and AAM
“Scheme Document”	the document to be sent to Dowlais Shareholders and persons with information rights containing, among other things, the Scheme, the full terms and conditions of the Scheme and notices of the Dowlais Meetings and the Forms of Proxy
“Scheme Record Time”	the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. on the Business Day immediately after the Sanction Hearing
“Scheme Shareholders”	the holders of Scheme Shares
“Scheme Shares”	all Dowlais Shares:
(i) in issue as at the date of the Scheme Document and which remain in issue at the Scheme Record Time;
(ii) (if any) issued after the date of the Scheme Document and before the Voting Record Time and which remain in issue at the Scheme Record Time; and
(iii) (if any) issued on or after the Voting Record Time and before the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme, and which remain in issue at the Scheme Record Time, but in each case other than the Excluded Shares

“SEC”	the United States Securities and Exchange Commission
“Significant Interest”	in relation to an undertaking, a direct or indirect interest of 20 per cent. or more of: (a) the total voting rights conferred by the equity share capital (as defined in section 548 of the Companies Act) of such undertaking; or (b) the relevant partnership interest

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“Takeover Offer”	if (with the consent of the Panel and subject to the terms of the Co-operation Agreement), AAM elects to implement the Combination by way of a takeover offer (as defined in Chapter 3 of Part 28 of the Companies Act), the offer to be made by or on behalf of AAM to acquire the entire issued and to be issued ordinary share capital of Dowlais on the terms and subject to the conditions to be set out in the related offer document and, where the context permits, any subsequent revision, variation, extension or renewal of such takeover offer
“Third Party”	has the meaning given in Condition 6(a) (General Third Party approvals) in Appendix 1 to this Announcement
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland
“UK Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“UK Listing Rules”	the listing rules made under FSMA by the FCA and contained in the FCA’s publication of the same name, as amended from time to time
“UK Market Abuse Regulation”	the Market Abuse Regulation (EU) No 596/2014 as it forms part of the laws of the United Kingdom from time to time
“U.S.” or “United States”	the United States of America, its territories and possessions, any state of the United States and the District of Columbia
“U.S. Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“U.S. Exchange Act”	the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder
“U.S. GAAP”	the accounting principles generally accepted in the U.S.
“U.S. Securities Act”	the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder
“US$” or “dollar”	the lawful currency of the United States of America from time to time
“Voting Record Time”	the time and date to be specified in the Scheme Document by reference to which entitlement to vote on the Scheme will be determined
“Wider AAM Group”	AAM Group and associated undertakings and any other body corporate, partnership, joint venture or person in which AAM and all such undertakings (aggregating their interests) have a Significant Interest
“Wider Dowlais Group”	Dowlais Group and associated undertakings and any other body corporate, partnership, joint venture or person in which Dowlais and all such undertakings (aggregating their interests) have a Significant Interest

In this Announcement: (a) “subsidiary”, “subsidiary undertaking”, “undertaking” and “associated undertaking” have the respective meanings given to them in the Companies Act; and (b) all times are London times, unless otherwise stated.

References to the singular include the plural and vice versa.

All references to “pounds”, “pounds sterling”, “Sterling”, “£”, “pence”, “penny” and “p” are to the lawful currency of the United Kingdom.

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Schedule 2
Dowlais Share Plans and Employee Related Matters

If the Combination is implemented by way of an Offer, references to the date on which the Court sanctions the Scheme under section 899 of the Companies Act 2006 (the "Court Sanction Date") and the Effective Date will be read as if they referred to the date on which the Offer becomes or is declared unconditional in all respects.

The acknowledgements in Part 1 (Dowlais Share Plans) of this Schedule 2 do not impose contractual restrictions or obligations on any member of the Dowlais Group or their boards of directors. In this Schedule 2, each of the following words and expressions shall have the following meanings:

“2023 OSP Performance Awards”	means any and all OSP Performance Awards granted in respect of 2023;

“2025 OSP Performance Awards”	has the meaning given to it in paragraph 12, Part 1 of this Schedule 2;

“2026 OSP Performance Awards”	has the meaning given to it in paragraph 13, Part 1 of this Schedule 2;

“2025 OSP Restricted Awards”	has the meaning given to it in paragraph 17, Part 1 of this Schedule 2;

“2026 OSP Restricted Awards”	has the meaning given to it in paragraph 18, Part 1 of this Schedule 2;

“AAM Employee”	means an employee of the AAM Group from time to time;

“AAM Share Plan”	means the Amended and Restated AAM 2018 Omnibus Incentive Plan, as amended from time to time together with any successor equity incentive plan, or any inducement plan maintained by AAM;

“Auto Cash LTI”	means the Dowlais Auto Cash Long-Term Incentive Plan, as amended from time to time;

“Awards”	means all awards over Dowlais Shares and cash awards outstanding under the Dowlais Share Plans from time to time;

“Cash Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;

“Deferred Awards”	has the meaning given in the OSP rules, as amended from time to time;

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“Deferred Shares”	means Dowlais shares acquired by Dowlais Employees using their annual bonus award in connection with the deferral of their annual bonus;

“Dowlais Employees”	means the employees of the Dowlais Group from time to time;

"Dowlais Remuneration Committee"	means the remuneration committee of the board of directors of Dowlais;

“Dowlais Remuneration Policy”	means the Dowlais directors’ remuneration policy approved by Dowlais Shareholders from time to time;

“Dowlais Share Plans”	means the PSP and the OSP;

“Equity Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;

“Incentive Award”	has the meaning given to it in the OSP rules, as amended from time to time;

“OSP”	means the Dowlais 2024 Omnibus Share Plan, as amended from time to time;

“OSP Performance Awards”	means any and all Incentive Awards granted under the OSP which are subject to performance conditions;

“OSP Restricted Awards”	means any and all Awards granted under the OSP which are not subject to performance conditions;

“Phantom Award”	means an Award granted under the PSP or OSP that confers a right to receive a cash payment equivalent to the value of a specified number of Dowlais Shares;

“Phantom Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;

“PM Cash LTI”	means the Dowlais PM Cash Long-Term Incentive Plan, as amended from time to time;

“PM Equity Transition Award”	has the meaning given to it in paragraph 12, Part 2 of this Schedule 2;

“PSP”	means the Dowlais 2023 Performance Share Plan, as amended from time to time;

“PSP Awards”	means any and all Awards, whether subject to performance conditions or not, granted under the PSP;

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"Qualifying Termination"	has the meaning given to it in paragraph 19, Part 2 of this Schedule 2;

“Relevant OSP Participant”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2;

“Relevant PM Cash LTI Participant”	has the meaning given to it in paragraph 12, Part 2 of this Schedule 2;

“Scheme Record Time”	means the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. (London time) on the Business Day immediately before the Effective Date;

“Transition Award”	has the meaning given to it in paragraph 21, Part 1 of this Schedule 2; and

“Trust”	has the meaning given to it in paragraph 5, Part 1 of this Schedule 2.

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Part 1

Dowlais Share Plans

General

1.	As at the date of this Agreement, the following Awards were outstanding under the Dowlais Share Plans:

Dowlais Share Plan	Form of Awards(s)	Number of Dowlais Shares subject to outstanding Awards
2023 performance share awards	Conditional awards granted under the PSP and OSP	5,778,470
	Phantom awards granted under the PSP and OSP	251,032
2023 restricted share awards	Restricted awards granted under the PSP	71,877
2024 performance share awards	Conditional awards granted under the OSP	9,314,193
	Phantom awards granted under the OSP	350,463
2024 restricted share awards	Restricted awards granted under the OSP	230,424
TOTAL		15,996,459

2.	Dowlais confirms that no additional Awards under the Dowlais Share Plans have been granted since the date of this Agreement.

3.	AAM acknowledges that, before the Effective Date, subject to Rule 21.1 of the Code and the consent of the Panel where applicable, Dowlais is able to operate the Dowlais Share Plans in in accordance with the rules of the relevant plan, Dowlais’ ordinary course of business and, where applicable, the Dowlais Remuneration Policy. For the avoidance of doubt, the operation of the Dowlais Share Plans includes (without limitation): granting Awards, setting performance conditions (where applicable), determining the extent to which Awards vest and satisfying the vesting of Awards.

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4.	AAM and Dowlais acknowledge that:

(A)	the Scheme Record Time shall take place after the Court Sanction Date, to allow those participants in the Dowlais Share Plans who acquire Dowlais Shares on or before the Court Sanction Date to have those Dowlais Shares acquired by AAM through the Scheme;

(B)	subject to Rule 21.1 of the Code and the Dowlais Remuneration Policy, Dowlais may amend the rules of the Dowlais Share Plans if the Dowlais directors (or the Dowlais Remuneration Committee) are of the reasonable opinion that such amendments are necessary to: (i) implement the Scheme or the treatment set out in this Agreement; (ii) facilitate the administration of the Dowlais Share Plans; or (iii) obtain or maintain favourable tax treatment for participants or for the Dowlais Group;

(C)	Dowlais and AAM intend to co-operate and write jointly to participants in the Dowlais Share Plans on, or as soon as practicable after, the posting of the Scheme Document (or such later time as the parties and the Panel may agree) to inform them of: (i) the impact of the Scheme on their outstanding Awards and (where known) the extent to which their Awards will vest and any actions they may need to take in connection with their Awards as a result of the Scheme; and (ii) where required, AAM’s proposals (as set out in this Schedule 2); and

(D)	Dowlais Shareholders’ approval will be sought to amend the articles of association of Dowlais so that any Dowlais Shares issued or transferred after the Scheme Record Time shall be automatically transferred to, or to the order of, AAM in exchange for the provision by AAM of the same Consideration payable per Dowlais Share under the Scheme (or such other Consideration of equal value as may be agreed between AAM and Dowlais and disclosed in the Scheme Document).

5.	AAM acknowledges and agrees that if, for any reason, Dowlais Shares cannot be issued by Dowlais or transferred from the Dowlais’ Employee Benefit Trust (the "Trust") when Awards vest under any of the Dowlais Share Plan, such Awards may be settled by Dowlais in cash.

6.	AAM acknowledges that Dowlais may make any submission to the Panel which Dowlais considers necessary to implement the arrangements referred to in this Schedule 2, and AAM agrees to co-operate in a timely manner and in good faith in the making of any such submission.

7.	AAM and Dowlais agree that if, as a consequence of the vesting and settlement of any Awards under the Dowlais Share Plans in connection with the Combination, the number of Dowlais Shares that are or will be in issue for the purpose of the Scheme would or is likely to have the effect that Dowlais Shareholders (in this instance, being the holders of Dowlais Shares immediately prior to the Effective Date) will own more than 49.9 per cent., and AAM Stockholders (in this instance, being the holders of AAM Stock immediately prior to the Effective Date) will own less than 50.1 per cent., of the issued and outstanding common stock of AAM immediately following the Effective Date, then a sufficient number of the Awards (as determined by the Dowlais Remuneration Committee) will, on vesting, be settled in whole or in part in cash only (and not Dowlais Shares) in accordance with the relevant Dowlais Share Plan to ensure that immediately following the Effective Date, such Dowlais Shareholders will own no more than 49.9 per cent., and such AAM Stockholders will own no less than 50.1 per cent., of the issued and outstanding common stock of AAM.

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PSP

8.	AAM acknowledges that, if any PSP Awards vest in the ordinary course of business before the Court Sanction Date, the extent to which such PSP Awards vest is to be determined by the Dowlais Remuneration Committee in accordance with the rules of the PSP and, where applicable, the Dowlais Remuneration Policy.

9.	AAM acknowledges that, because of the Combination, any outstanding PSP Awards that have not vested or been released from applicable holding periods before the Court Sanction Date will vest to the extent set out in paragraph 10, Part 1 of this Schedule 2 on the Court Sanction Date in accordance with the PSP rules, and applicable holding periods will cease to apply.

10.	AAM acknowledges that, as a consequence of the Combination, any outstanding PSP Awards that have not vested in the ordinary course before the Court Sanction Date will (as applicable) vest and on the Court Sanction Date, and that it is the current intention of the Dowlais Remuneration Committee to determine that PSP Awards will vest on the Court Sanction Date:

(A)	with no application of time pro-rating; and

(B)	subject to the satisfaction of performance conditions (if applicable), which will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all PSP Awards will vest in full at a level of 100%, and AAM will support any such determination made by the Remuneration Committee.

OSP Performance Awards

11.	AAM acknowledges that, if any OSP Performance Awards vest in the ordinary course of business before the Court Sanction Date, the extent to which such OSP Performance Awards vest is to be determined by the Dowlais Remuneration Committee in accordance with the rules of the OSP and, where applicable, the Dowlais Remuneration Policy.

12.	AAM consents for the purposes of Rule 21.1 of the Code to Dowlais granting further OSP Performance Awards in the ordinary course of business, with appropriate performance conditions set by the Dowlais Remuneration Committee acting reasonably and in accordance with ordinary practice where practicable, for the financial year beginning on 1 January 2025, in or around March 2025 (“2025 OSP Performance Awards”).

13.	AAM consents for the purposes of Rule 21.1 of the Code, if the Court Sanction Date has not occurred by the normal grant date, to Dowlais granting further OSP Performance Awards in the ordinary course of business, with appropriate performance conditions set by the Dowlais Remuneration Committee acting reasonably and in accordance with ordinary practice where practicable, for the financial year beginning on 1 January 2026, in or around March 2026 (“2026 OSP Performance Awards”).

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14.	AAM acknowledges that any outstanding OSP Performance Awards (including 2025 OSP Performance Awards and any 2026 OSP Performance Awards) that have not vested in the ordinary course before the Court Sanction Date will (as applicable) vest on the Court Sanction Date, and that it is the current intention of the Dowlais Remuneration Committee to determine that all OSP Performance Awards will vest on the Court Sanction Date:

(A)	(i) in the case of 2023 OSP Performance Awards, with no application of time pro-rating; and (ii) in the case of all other OSP Performance Awards, subject to the application of time pro-rating (rounded up to the nearest whole month); and

(B)	subject to the satisfaction of performance conditions which will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all OSP Performance Awards will vest in full at a level of 100%, and AAM will support any such determination made by the Remuneration Committee.

15.	AAM acknowledges that any dividend equivalents in respect of any OSP Performance Award which vests: (i) on the Court Sanction Date; or (ii) before the Court Sanction Date in the ordinary course, in each case calculated in accordance with Dowlais’ normal practice and the rules of the OSP, will be settled by Dowlais in cash, subject to applicable deductions for income tax and employee’s national insurance contributions or similar social security deductions.

OSP Restricted Awards

16.	AAM acknowledges that, if any OSP Restricted Awards vest in the ordinary course of business before the Court Sanction Date, the extent to which such OSP Restricted Awards vest is to be determined by the Dowlais Remuneration Committee in accordance with the rules of the OSP.

17.	AAM consents for the purposes of Rule 21.1 of the Code to Dowlais granting further OSP Restricted Awards in the ordinary course of business for the financial year beginning on 1 January 2025, in or around March 2025 (“2025 OSP Restricted Awards”).

18.	AAM consents for the purposes of Rule 21.1 of the Code, if the Court Sanction Date has not occurred by the normal grant date, to Dowlais granting further OSP Restricted Awards in the ordinary course of business for the financial year beginning on 1 January 2026, in or around March 2026 (“2026 OSP Restricted Awards”).

19.	AAM acknowledges that, as a consequence of the Combination, any outstanding OSP Restricted Awards that have not vested in the ordinary course before the Court Sanction Date (including any 2025 OSP Restricted Awards and any 2026 OSP Restricted Awards) will vest on the Court Sanction Date, and that it is the current intention of the Dowlais Remuneration Committee to determine that OSP Restricted Awards will vest on the Court Sanction Date:

(A)	in the case of 2023 OSP Restricted Awards, with no application of time pro-rating; and

(B)	in the case of all other OSP Restricted Awards, subject to time pro-rating (rounded up to the nearest whole month).

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20.	AAM acknowledges that any dividend equivalents in respect of any OSP Restricted Award which vests: (i) on the Court Sanction Date; or (ii) before the Court Sanction Date in the ordinary course, in each case calculated in accordance with Dowlais’ normal practice and the rules of the OSP, will be settled by Dowlais in cash, subject to applicable deductions for income tax and employee’s national insurance contributions or similar social security deductions.

Transition Awards

21.	AAM agrees that it will, as soon as reasonably practicable after the Effective Date and subject to paragraph 23, Part 1 of this Schedule 2, grant to all individuals who:

(A)	are Dowlais Employees on the Effective Date or who were Dowlais Employees immediately before the Effective Date and become AAM Employees on or around the Effective Date; and

(B)	held an outstanding unvested OSP Performance Award and/or OSP Restricted Award immediately before the Court Sanction Date, a portion of which lapsed at the Court Sanction Date as a result of the application of time pro-rating (which, for the avoidance of doubt will not include any reduction in respect of performance) in accordance with paragraph 14(A)(ii) or paragraph 19(B), Part 1 of this Schedule 2,

(each a "Relevant OSP Participant") an award:

(i)	(in the case of OSP Performance Awards that are not granted as Phantom Awards) over AAM Shares under the AAM Share Plan that is subject to time-based vesting (with vesting on the date specified in paragraph 21, Part 1 of this Schedule 2) and is not subject to performance conditions (each an "Equity Transition Award");

(ii)	(in the case of OSP Performance Awards that are granted as Phantom Awards) over cash that is subject to time-based vesting (with vesting on the date specified in paragraph 21, Part 1 of this Schedule 2) and is not subject to performance conditions (each a “Phantom Transition Award”); and

(iii)	(in the case of OSP Restricted Awards) over cash that is subject to time-based vesting (with vesting on the date specified in paragraph 21, Part 1 of this Schedule 2) and is not subject to performance conditions (each a "Cash Transition Award" and, together with the Equity Transition Awards and Phantom Transition Awards, the “Transition Awards”).

AAM agrees that the value of each Transition Award granted to each Relevant OSP Participant shall be calculated by reference to the value of the Consideration which would have been due to the Relevant OSP Participant under the Scheme in respect of the number of Dowlais Shares (or, in the case of OSP Performance Awards that are granted as Phantom Awards, notional Dowlais Shares) subject to the portion(s) of the OSP Performance Award or OSP Restricted Award held by such Relevant OSP Participant that lapse due to the application of time pro-rating (which, for the avoidance of doubt will not include any reduction in respect of performance), divided by the price of an AAM Share at the Effective Date.

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22.	AAM agrees that, subject to the Relevant OSP Participant:

(A)	remaining in employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) on the Expected Vesting Date (as defined in the OSP rules) of the OSP Performance Awards or OSP Restricted Awards as applicable; or

(B)	having left employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) before the Expected Vesting Date (as defined in the OSP rules) of the OSP Performance Awards as applicable due to: (i) a Qualifying Termination; or (ii) being a good leaver (as determined under the rules of the AAM Share Plan which apply to Equity Transition Awards and Phantom Transition Awards),

the Transition Awards granted to each Relevant OSP Participant under paragraph 21, Part 1 of this Schedule 2 will vest in full (with no post-vesting holding periods) on the earlier of:

(i)	the Expected Vesting Date (as defined in the OSP rules) of the applicable OSP Performance Awards or OSP Restricted Awards as relevant; or

(ii)	where a Relevant OSP Participant leaves employment in accordance with paragraph 22(B), Part 1 of this Schedule 2 on the date of termination of employment.

23.	AAM agrees that if, following the Effective Date but before the grant of a Transition Award(s) to a Relevant OSP Participant, the Relevant OSP Participant has left employment with the AAM Group (which, from the Effective Date, will include the Dowlais Group) by reason of:

(A)	a Qualifying Termination; or

(B)	being deemed to be a good leaver (as determined in accordance with the rules of the AAM Share Plan which apply to Equity Transition Awards and Phantom Transition Awards),

AAM will, as soon as practicable after the date of termination of the Relevant OSP Participant’s employment, pay (or procure that an appropriate member of the AAM Group (which, from the Effective Date will include the Dowlais Group) will pay) to the Relevant OSP Participant a cash payment equal to the value of the Transition Award(s) that would have been granted to the Relevant OSP Participant.

Deferred Awards and Deferred Shares

24.	AAM acknowledges that, because of the Combination, any outstanding Deferred Awards that have not vested in the ordinary course before the Court Sanction Date will vest in full on the Court Sanction Date.

25.	AAM acknowledges that any dividend equivalents in respect of any Deferred Award that vests: (i) on the Court Sanction Date because of the Combination; or (ii) before the Court Sanction Date in the ordinary course, in each case calculated in accordance with Dowlais’ normal practice and the rules of the OSP, will be settled by Dowlais in cash, subject to applicable deductions for income tax and employee’s national insurance contributions or similar social security deductions.

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26.	AAM agrees that any restrictions on the sale of Deferred Shares will be lifted.

Employee Benefit Trust/Settlement

27.	As the date of this Agreement, the Trust held 5,523,071 Dowlais Shares.

28.	AAM and Dowlais acknowledge that the expectation is that Dowlais will recommend that the trustee of the Trust use the Dowlais Shares held in the Trust to satisfy the vesting of outstanding Awards in connection with the Combination, in priority to the issue of new Dowlais Shares or to the transfer out of treasury of Dowlais Shares held by Dowlais. The parties acknowledge that to the extent there are insufficient Dowlais Shares in the Trust to satisfy outstanding Awards that will be settled in Dowlais Shares instead of cash, Dowlais intends to recommend the trustee of the Trust to subscribe for new Dowlais Shares or purchase existing Dowlais Shares to satisfy outstanding Awards.

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Part 2

Dowlais Employees

Maintenance of Compensation and Benefits

1.	AAM acknowledges that Dowlais intends to carry out annual (or other periodic or retention related) pay reviews and appraisals and promotion rounds in the ordinary course of business.

2.	AAM agrees that it shall, or shall cause the relevant employing entity in the Dowlais Group or the AAM Group to, at a minimum, for the 12-month period immediately following the Effective Date in respect of each person who was a Dowlais Employee immediately before the Effective Date and who remains in employment within the Dowlais Group or the AAM Group:

(A)	maintain at least the same base salary or wage rate as were provided to each such Dowlais Employee immediately before the Effective Date;

(B)	provide incentive opportunities (in such appropriate form as AAM may determine, which need not be in the form of equity) which maintain at least the same overall cash and equity incentive compensation value opportunities as were provided to each such Dowlais Employee immediately before the Effective Date and which, if applicable, are subject to performance conditions and targets which are no less difficult to satisfy than the performance conditions and targets applicable to the relevant Dowlais incentive opportunity; and

(C)	provide a benefits and allowance package (including pension benefits), which, taken as a whole, is no less favourable than the existing benefits and allowances provided to such Dowlais Employee immediately before the Effective Date.

Annual bonus

3.	AAM acknowledges that Dowlais operates annual bonus arrangements which are conditional on financial and individual performance.

4.	AAM acknowledges that bonus determinations for any Dowlais financial year completed before the Effective Date will be undertaken by Dowlais and, if applicable, paid by Dowlais in accordance with the Dowlais Remuneration Policy (where applicable) with payment being made on the normal bonus payment date.

5.	AAM consents for the purposes of Rule 21.1 of the Code that if the Effective Date occurs in 2025, bonus determinations for the full year will be undertaken by Dowlais on or before the Effective Date and such bonus will be paid by Dowlais entirely in cash, on the normal bonus payment date in March 2026;

6.	AAM consents for the purposes of Rule 21.1 of the Code that if the Effective Date occurs in 2026:

(A)	Dowlais will set bonus opportunity and performance conditions (with an appropriate balance of financial and individual performance conditions acting reasonably having regard to specific circumstances of the Combination) for the period up to the Effective Date and communicate these to Dowlais Employees in accordance with the Dowlais Remuneration Policy (where applicable) and consistent with normal Dowlais practice;

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(B)	bonus determinations for the period up to the Effective Date will be undertaken by Dowlais on or before the Effective Date on a pro rata basis and (subject to paragraph 18(C) of Part 2 of this Schedule 2), such bonus will paid by Dowlais entirely in cash, on the normal bonus payment date; and

(C)	AAM agrees that, for the period from the Effective Date until the end of the relevant Dowlais financial year, Dowlais Employees will be eligible to participate in such bonus arrangements as may be operated by AAM on a time pro rata basis.

7.	AAM agrees that for financial years starting after the Dowlais financial year in which the Effective Date occurs, Dowlais Employees will be eligible to participate in such bonus arrangements as may be operated by AAM in accordance with AAM’s policies and practices from time to time and in accordance with paragraph 2 of Part 2 of this Schedule 2.

Auto Cash LTI

8.	AAM acknowledges that it is the current intention of the Dowlais Remuneration Committee to determine that all outstanding awards under the Auto Cash LTI will vest on the normal vesting date of such outstanding awards under the Auto Cash LTI, subject to the satisfaction of performance conditions will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all Auto Cash LTI Awards will vest at a minimum level of 70%, and AAM agrees to the outcome.

9.	AAM agrees that, in accordance with paragraph 2 of Part 2 of this Schedule 2, a new Auto Cash LTI or replacement scheme in such form as AAM may determine with equivalent incentive value opportunities overall will be implemented in Dowlais’ financial year starting on 1 January 2026, and AAM agrees that any performance conditions and targets applicable to such replacement scheme will be no more difficult to satisfy than the performance conditions and targets applicable to the Auto Cash LTI.

PM Cash LTI

10.	AAM acknowledges that it is the current intention of the Dowlais Remuneration Committee to determine that all outstanding awards under the PM Cash LTI will vest on the Court Sanction Date:

(A)	with time pro-rating applied such that 50% of the relevant PM Cash LTIP will vest; and

(B)	subject to the satisfaction of performance conditions which will be assessed by the Dowlais Remuneration Committee on, or shortly before, the Court Sanction Date and it is the current expectation of the Dowlais Remuneration Committee that all PM Cash LTI Awards will vest in aggregate at a level of 100% (excluding any sale kicker performance conditions attached), and AAM agrees to the outcome.

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11.	AAM agrees that, in accordance with paragraph 2 of Part 2 of this Schedule 2, a new PM Cash LTI or replacement scheme in such form as AAM may determine with equivalent incentive value opportunities overall will be implemented in Dowlais’ financial year starting on 1 January 2027, and AAM agrees that any performance conditions and targets applicable to such replacement scheme will be no more difficult to satisfy than the performance conditions and targets applicable to the PM Cash LTI.

12.	AAM agrees that it will, as soon as reasonably practicable after the Effective Date and subject to paragraph 14, Part 2 of this Schedule 2, grant to all individuals who:

(A)	are Dowlais Employees on the Effective Date or who were Dowlais Employees immediately before the Effective Date and become AAM Employees on or around the Effective Date; and

(B)	held an outstanding unvested PM Cash LTI Award immediately before the Court Sanction Date, 50% of which lapsed at the Court Sanction Date as a result of the application of time pro-rating (which for the avoidance of doubt will be applied after the assessment of the applicable performance conditions in full at 100%) in accordance with paragraph 10(A), Part 2 of this Schedule 2,

(each a "Relevant PM Cash LTI Participant") an award over AAM Shares under the AAM Share Plan that is subject to time based vesting and is not subject to performance conditions (each an "PM Equity Transition Award"). AAM agrees that the value of each PM Equity Transition Award granted to each Relevant PM Cash LTI Participant shall be calculated by reference to the value of the portion(s) of the PM Cash LTI Award held by such Relevant PM Cash LTI Participant which lapse due to the application of time pro-rating (which will be applied after the assessment of the applicable performance conditions in full at 100%) in accordance with paragraph 10(A), Part 2 of this Schedule 2), divided by the price of an AAM Share at the date of grant.

13.	AAM agrees that, subject to the Relevant PM Cash LTI Participant:

(A)	remaining in employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) on the date that is eighteen (18) months from the Effective Date; or

(B)	having left employment with a member of the AAM Group (which, from the Effective Date will include the Dowlais Group) before the date that is eighteen (18) months after the Effective Date due to: (i) a Qualifying Termination; or (ii) being a good leaver (as determined under the rules of the AAM Share Plan which apply to PM Equity Transition Awards), the PM Equity Transition Awards granted to each Relevant PM Cash LTI Participant under paragraph 12, Part 2 of this Schedule 2, will vest in full (with no further performance assessment and no post-vesting holding periods) on:

(i)	the date which is 18 months after the Effective Date; or

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(ii)	where a Relevant PM Cash LTI Participant leaves employment with a member of the AAM Group (which, from the Effective Date, will include the Dowlais Group) in accordance with paragraph 13(B), Part 2 of this Schedule 2, on the date of termination of employment.

14.	AAM agrees that if, following the Effective Date but before the grant of an PM Equity Transition Award to a Relevant PM Cash LTI Participant, the Relevant PM Cash LTI Participant has left employment with the AAM Group (which, from the Effective Date, will include the Dowlais Group) by reason of:

(A)	a Qualifying Termination; or

(B)	being deemed to be a good leaver (as determined in accordance with the rules of the AAM Share Plan that apply to PM Equity Transition Awards),

AAM will, as soon as practicable after the date of termination of the Relevant PM Cash LTI Participant's employment, pay (or procure that an appropriate member of the combined group will pay) to the Relevant PM Cash LTI Participant a cash payment equal to the value of the PM Equity Transition Award which would have been granted to the Relevant PM Cash LTI Participant.

Transaction and Retention Arrangements

15.	AAM consents for the purposes of Rule 21.1 of the Code to Dowlais, for the purpose of protecting the business to be acquired pursuant to the Combination up to the Effective Date, to making cash transaction and/or retention awards up to a maximum aggregate of £17.5 million (gross) (such amount inclusive of the arrangements under paragraph 17 of Part 2 of this Schedule 2), to Dowlais Employees (excluding executive directors) whose retention is of importance to the continued operation of the business (the “Retention Awards”), such consent being given on the basis that such Retention Awards are:

(A)	subject to paragraph 18(E) of Part 2 of this Schedule 2, payable in two tranches:

(i)	50% within 30 days of the Effective Date; and

(ii)	50% within 30 days of the date that is six (6) months after the Effective Date; and

(B)	only payable if the relevant employee:

(i)	is employed by the Dowlais Group or the AAM Group and not under notice on the relevant payment date; or

(ii)	is no longer employed because of, or notice has been given or served in connection with, a Qualifying Termination.

16.	If the Effective Date has not occurred by 31 December 2025, AAM consents for the purposes of Rule 21.1 of the Code to Dowlais granting additional Retention Awards on the terms set out in paragraph 15 of Part 2 of this Schedule 2 up to an additional maximum aggregate of £2.5 million (gross), such consent being given on the basis that Dowlais will in good faith consult with AAM in advance of granting such additional Retention Awards.

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17.	AAM agrees to implement transaction bonus arrangements for the Dowlais Chief Executive Officer and Chief Financial Officer (as at the date of this Agreement) on the following terms. Subject to and conditional on completion of the Combination and Dowlais being delisted from the London Stock Exchange, AAM shall pay:

(A)	to the Chief Executive Officer as at the date of this Agreement a payment equal to 150% of base salary as at the date of this Agreement (less any legally required deductions); and

(B)	to the Chief Financial Officer as at the date of this Agreement a payment equal to 120% of base salary as at the date of this Agreement (less any legally required deductions),

(together, the “Director Transaction Award”) payable in accordance with the payment terms in paragraphs 15(A) and (B) of Part 2 of this Schedule 2.

Severance arrangements

18.	AAM agrees that, if any Dowlais Employee who is: (i) based at the Dowlais headquarters; or (ii) is a member of a business unit executive management team, in each case as at the Effective Date, is the subject of a Qualifying Termination or gives or receives notice as a result of a Qualifying Termination, in each case at any time from and including the Effective Date until the end of the calendar day falling 12 months after the Effective Date, such Dowlais Employee will:

(A)	be entitled to receive payment in lieu of any notice entitlement comprising base salary, the value of contractual benefits (including car allowance) and pension benefits for the notice period;

(B)	(with the exception of Dowlais’ executive directors) be entitled to applicable redundancy and severance payments, benefits and arrangements that are the higher of: (i) the redundancy and severance payments, benefits and arrangements provided by local law; and (ii) for those Dowlais Employees with a notice period of: (x) six (6) months, a gross amount equal to six (6) months’ base salary, pension contributions and car allowance; and (y) less than six (6) months, a gross amount equal to nine (9) months’ base salary, pension contributions and car allowance;

(C)	receive any: (i) bonus entitlement under paragraph 6(B), Part 2 of this Schedule 2 to the extent that it has not yet been paid; and (ii) annual bonus entitlement on a pro-rata basis to the date of termination with performance conditions deemed 100% satisfied, in each case as soon as practicable after the date of termination;

(D)	be treated as a good leaver (or any similar or equivalent concept) such that Transition Awards, PM Equity Transition Awards and Auto Cash LTI awards will vest in full with no time pro-rating as soon as practicable after the date of termination;

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(E)	be paid any Retention Award or Director Transaction Award granted to them in full with no time pro-rating as soon as practicable after the date of termination to the extent that it has not yet been paid;

(F)	be entitled to post-employment PMI (healthcare) cover equivalent to that (if any) from which they previously benefitted for a period equivalent to the Dowlais Employee’s contractual notice period or, where it is not practicable to maintain such cover post-employment, a cash payment in lieu of such cover;

(G)	receive reasonable and appropriate outplacement support commensurate to their seniority; and

(H)	receive a reasonable and appropriate contribution towards legal fees if they enter into a settlement agreement in connection with the termination of their employment.

19.	In this Agreement, a "Qualifying Termination" is:

(A)	any termination by reason of the Dowlais Employee’s redundancy or otherwise in circumstances where the termination is attributable to synergies and/or a reduced need for the work of the kind performed by the Dowlais Employee;

(B)	any termination by the employer other than where the employer has lawful grounds to dismiss the Dowlais Employee for misconduct or poor performance, under the laws applicable to the employment of that person, and an objectively appropriate and fair process was followed;

(C)	any termination by reason of the Dowlais Employee’s ill health, injury, disability, death or retirement, with the agreement of their employing entity, acting reasonably;

(D)	for the purposes of the entitlements in paragraphs 18(C), 18(D) and 18(E) of Part 2 of this Schedule 2 only, if the Dowlais Employee ceases to be an employee of the Dowlais Group or the AAM Group after the Effective Date by reason of: (i) his or her employing entity ceasing to be a member of the Dowlais Group or the AAM Group; or (ii) the business or part of the business in which he or she works being transferred to a person that is not a member of the Dowlais Group or the AAM Group; or

(E)	a termination taking effect after the Effective Date by reason of the Dowlais Employee’s resignation where, without the Dowlais Employee’s express written consent: (i) the Dowlais Employee’s role and/or reporting level and/or status has been materially diminished (ii) there is a material reduction in the Dowlais Employee’s base salary or wage rate, cash incentive compensation opportunities, or a material reduction in the Dowlais Employee’s benefits and allowance package (including pension benefits), taken as a whole; or (iii) a Dowlais Employee’s normal place of work is moved more than 25 miles from their previous place of work. In the event of any dispute about whether (i) or (ii) applies to a particular Dowlais Employee, the decision shall be determined in accordance with applicable law and practice in the relevant jurisdiction.

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Non-executive director notice pay

20.	AAM acknowledges that it is Dowlais’ intention to make a payment in lieu of notice, within 30 days of the Effective Date, to any non-executive director of Dowlais who resigns on the Effective Date in connection with the Combination and does not join the board of AAM on the Effective Date.

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Schedule 3
AAM Charter Amendment

64

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

American Axle & Manufacturing Holdings, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify that:

First:          The current name of the Corporation is American Axle & Manufacturing Holdings, Inc.

Second:     The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 15, 1998, and was amended and restated on January 22, 1999 (as amended and restated, the “Certificate of Incorporation”).

Third:         (1) The board of directors of the Corporation has duly adopted a resolution pursuant to Sections 141 and 242 of the General Corporation Law proposing and declaring advisable that the Corporation’s Certificate of Incorporation be amended as set forth below (the “Amendment”) and resolving to recommend adoption of the Amendment by the stockholders of the Corporation entitled to vote in respect thereof; and (2) at a special meeting of the stockholders of the Corporation called and held upon notice in accordance with Section 222 of the General Corporation Law, the Amendment was duly adopted by a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon, in accordance with Article FOURTH of the Certificate of Incorporation and Section 242 of the General Corporation Law.

Fourth:     Article FOURTH, subsection (1) of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

“FOURTH: (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is [●], consisting of (1) 10,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), (2) [●]1 shares of Common Stock, par value $.01 per share (“Common Stock”), and (3) 40,000,000 shares of Series Common Stock, par value $.01 per share (“Series Common Stock”). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.”

FIFTH:           This Certificate of Amendment to the Certificate of Incorporation shall be effective upon filing with the office of the Secretary of State of the State of Delaware.

1Authorized share count to be subject to the reasonable approval of Dowlais and be sufficient to complete the transactions contemplated by the Co-operation Agreement.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed, acknowledged and filed this ___ day of ____________, ____, in its name and on its behalf by its ________________ pursuant to Section 103 of the General Corporation Law.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set out above:

EXECUTED BY	)
)
	)	/s/ David C. Dauch
)
acting for and on behalf of	)
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.	)

EXECUTED BY	)
)
Roberto Fioroni	)	/s/ Roberto Fioroni
)
acting for and on behalf of	)
DOWLAIS GROUP PLC	)

Exhibit 10.1

EXECUTION VERSION

CREDIT AGREEMENT

dated as of

January 29, 2025,

among

AMERICAN AXLE & MANUFACTURING, INC.,

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

JPMORGAN CHASE BANK, N.A.,
as

Lead Arranger and Bookrunner

TABLE OF CONTENTS

i

ii

iii

SCHEDULES:

Schedule 2.01	Commitments
Schedule 3.05	Disclosed Matters
Schedule 3.12	Material Properties
Schedule 3.15	Existing Insurance
Schedule 5.14	Post-Closing Matters
Schedule 6.01	Existing Indebtedness
Schedule 6.02	Existing Liens
Schedule 6.04A	Existing Investments
Schedule 6.04B	Certain Permitted Investments
Schedule 6.05	Existing Transactions with Affiliates
Schedule 6.06	Existing Restrictions

EXHIBITS:

Exhibit A	Form of Guarantee Agreement
Exhibit B	Form of Assignment and Assumption
Exhibit C	Form of Affiliated Lender Assignment and Assumption
Exhibit D	Auction Procedures
Exhibit E	Form of Collateral Agreement
Exhibit F	Form of Maturity Date Extension Request
Exhibit G-1	Form of U.S. Tax Compliance Certificate for Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit G-2	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit G-3	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit G-4	Form of U.S. Tax Compliance Certificate for Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit H	Form of Solvency Certificate
Exhibit I	Form of Pari Passu Intercreditor Agreement
Exhibit J	Form of Junior Lien Intercreditor Agreement

iv

CREDIT AGREEMENT dated as of January 29, 2025 (this “Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Borrower has requested that (a) the Tranche A Term Lenders extend credit in the form of Tranche A Term Loans on the Closing Date in an aggregate principal amount not in excess of $484,250,000, (b) the Tranche B Term Lenders extend credit in the form of Tranche B Term Loans during the Availability Period in an aggregate principal amount not in excess of $1,491,000,000 and (c) the Revolving Lenders extend credit in the form of Revolving Loans and the Issuing Banks issue Letters of Credit, in each case at any time and from time to time during the Revolving Availability Period such that the Aggregate Revolving Credit Exposure will not exceed $1,250,000,000 at any time. The proceeds of the Tranche A Term Loans and the Tranche B Term Loans, together with the proceeds of the Permanent Acquisition Financing Indebtedness and/or the Bridge Loans, the proceeds of the Revolving Loans made on the Closing Date and cash on hand of the Borrower, will be used by the Borrower solely to fund the Acquisition, to consummate the Existing Indebtedness Refinancing, to pay the Transaction Costs and for general corporate purposes. The proceeds of the Revolving Loans after the Closing Date will be used only for general corporate purposes (including Permitted Acquisitions). Letters of Credit will be used only to support obligations of the Parent and its Restricted Subsidiaries incurred in the ordinary course of business.

The Lenders are willing to extend such credit to the Borrower, and the Issuing Banks are willing to issue Letters of Credit for the account of the Borrower and the other Loan Parties, on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account” means, collectively, (a) an “account” as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, (b) a “payment intangible” as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, and (c) the Parent’s or any Restricted Subsidiary’s rights to payment for goods sold or leased or services performed or rights to payment in respect of any monetary obligation owed to the Parent or any Restricted Subsidiary, including all such rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

“Acquisition” means the acquisition by the Parent of all of the outstanding equity interests of the Target pursuant to a Scheme or an Offer and, if applicable, a Squeeze-Out Procedure in accordance with and on the terms of the relevant Acquisition Documents.

“Acquisition Completion Date” means (a) if the Acquisition is implemented by means of a Scheme, the Scheme Effective Date or (b) if the Acquisition is implemented by means of an Offer, the Unconditional Date, in each case in accordance with the terms of the relevant Acquisition Documents (excluding, for the avoidance of doubt, any Squeeze-Out Procedure that may occur after such date).

“Acquisition Documents” means (a) if the Acquisition is to be implemented by means of a Scheme, the Scheme Documents or (b) if the Acquisition is to be implemented by means of an Offer, the Offer Transaction Documents, and, in each case, the Cooperation Agreement and any other document designated in writing as an Acquisition Document by the Administrative Agent and the Parent (including, if and when applicable, any documents required to effect the Squeeze-Out Procedure).

“Act” means the United Kingdom Companies Act 2006.

“Additional Debt Representative” means, with respect to any series of Alternative Incremental Facility Debt, Credit Agreement Refinancing Indebtedness, Permanent Acquisition Financing Indebtedness or Permitted Refinancing Indebtedness in respect of any of the foregoing, in each case that is secured by a Lien on all or any portion of the Collateral, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Adjusted Daily Simple RFR” means, (a) with respect to any RFR Borrowing denominated in Sterling, an interest rate per annum equal to (i) the Daily Simple RFR for Sterling, plus (ii) 0.0326% and (b) with respect to any RFR Borrowing denominated in Dollars, an interest rate per annum equal to (i) the Daily Simple RFR for Dollars, plus (ii) 0.10%; provided that if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Adjusted EURIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBO Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) in the case of any Borrowing of Tranche A Term Loans or Revolving Loans, 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Adjusted TIIE Rate” means, with respect to any Term Benchmark Borrowing denominated in Pesos for any Interest Period, an interest rate per annum equal to (a) the TIIE Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted TIIE Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder.

“Administrative Agent Fee Letter” means the Administrative Agent Fee Letter dated January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender Assignment and Assumption” means an assignment and assumption entered into by a Lender and a Purchasing Borrower Party (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit C or any other form approved by the Administrative Agent.

“Aggregate Revolving Credit Exposure” means, at any time, the sum of the total Revolving Credit Exposure at such time.

“Agreed Currencies” means Dollars and each Alternative Currency.

“Agreement” has the meaning assigned to such term in the introductory statement to this Credit Agreement.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00% and (c) the Adjusted Term SOFR Rate for an Interest Period of one month as published two U.S. Government Securities Business Days prior to such day (or, if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that for purposes of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that if the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to this clause (c). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the NYFRB Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, then the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. Notwithstanding the foregoing, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00%.

“Alternative Currency” means Sterling, Euro or Peso.

“Alternative Currency Borrowing” means a Borrowing comprised of Alternative Currency Loans.

“Alternative Currency Equivalent” means, with respect to an amount in Dollars on any date in relation to a specified Alternative Currency, the amount of such specified Alternative Currency that may be purchased with such amount of Dollars at the Spot Exchange Rate with respect to such Alternative Currency on such date.

“Alternative Currency Letter of Credit” means a Letter of Credit denominated in an Alternative Currency.

“Alternative Currency Loan” means any Revolving Loan denominated in an Alternative Currency.

“Alternative Incremental Facility Debt” means any Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or term loans, junior lien secured notes or term loans or senior unsecured notes or term loans; provided that (a) if such Indebtedness is secured, such Indebtedness shall be secured by the Collateral on a pari passu or junior basis with the Loan Document Obligations and shall not be secured by any property or assets other than the Collateral, (b) the stated final maturity of such Indebtedness shall not be earlier than the Latest Maturity Date, in the case of any such Indebtedness that is secured on a pari passu basis with the Loan Document Obligations, or the date that is 91 days after the Latest Maturity Date, in the case of any such Indebtedness that is secured on a junior basis to the Loan Document Obligations or is unsecured (in each case, except for any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, which Indebtedness, upon the maturity thereof, automatically converts into Indebtedness that satisfies the requirements set forth in this definition), (c) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, (x) upon the occurrence of an event of default, asset sale, event of loss, or a change in control, (y) in the case of any such Alternative Incremental Facility Debt in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, upon the incurrence of such refinancing or replacement Indebtedness as long as such refinancing or replacement Indebtedness satisfies the requirements set forth in this definition and (z) in the case of any such Alternative Incremental Facility Debt in the form of term loans that are secured on a pari passu basis with the Loan Document Obligations, for periodic amortization payments, so long as the weighted average life to maturity of any such Indebtedness shall be no shorter than the remaining weighted average life to maturity of the Tranche B Term Loans or any then outstanding Class of “term B” Term Loans) prior to the Latest Maturity Date (or, in the case of any such Indebtedness that is secured on a junior lien basis or is unsecured, the date that is 91 days after the Latest Maturity Date), (d) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans (except for covenants or other provisions (i) applicable only to periods after the Latest Maturity Date in effect at the time such Alternative Incremental Facility Debt is incurred, (ii) that are on “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or (iii) that are also for the benefit of all other Lenders in respect of Loans and Commitments outstanding at the time such Alternative Incremental Facility Debt is incurred), as determined in good faith by the Borrower (it being understood that such Indebtedness may include one or more financial maintenance covenants with which the Borrower shall be required to comply; provided that any such financial maintenance covenant shall also be for the benefit of all other Lenders in respect of all term “A” and revolving Loans and Commitments outstanding at the time that such Alternative Incremental Facility Debt is incurred), (e) if such Indebtedness is secured, the security agreement relating to such Indebtedness shall not be materially more favorable (when taken as a whole) to the holders providing such Indebtedness than the existing Security Documents are to the Lenders (as determined in good faith by the Borrower), (f) if such Indebtedness is secured, the Additional Debt Representative with respect to such Indebtedness shall have become party to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable, (g) such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party and (h) with respect to any such Indebtedness in the form of broadly syndicated term “B” loans that mature on or prior to the first anniversary of the Tranche B Term Loan Maturity Date and are secured by Liens that rank (or are intended to rank) on an equal priority basis (but without regard to control of remedies) with the Liens securing the Secured Obligations, the provisions of clause (v) of the proviso to Section 2.23(b) shall apply to the same extent as if such Indebtedness were incurred as an Incremental Extension of Credit hereunder.

“Announcement” means one or more announcements made (or to be made) to shareholders of the Target in accordance with Rule 2.7 of the Takeover Code regarding the firm intention to enter into the Acquisition pursuant to a Scheme and/or an Offer (as applicable) (including any subsequent announcement and any amendment, replacement, revision, restatement, supplement or modification from time to time).

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977 and all other laws, rules, and regulations of any jurisdiction applicable to the Parent, the Borrower or the Subsidiaries from time to time concerning or relating to bribery, money laundering or corruption.

“Applicable Cash Interest Expense Coverage Ratio” means, for any date, the Cash Interest Expense Coverage Ratio applicable pursuant to Section 6.11 with respect to the period of four consecutive fiscal quarters of the Parent most recently ended on or prior to such date.

“Applicable Rate” means, for any day:

(a) with respect to any Tranche B Term Loan, (i) 2.25% per annum, in the case of an ABR Loan, and (y) 3.25% per annum, in the case of a Term SOFR Loan,

(b) with respect to any Tranche A Term Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “Term Benchmark / RFR Spread” as the case may be, based upon the Total Net Leverage Ratio as of the end of the fiscal quarter for which consolidated financial statements have heretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that until the delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) as of and for the first fiscal quarter ending after the Closing Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 3:

Category	Total Net Leverage Ratio	ABR Spread	Term Benchmark / RFR Spread
Category 1	> 4.50 to 1.00	1.50%	2.50%
Category 2	≤ 4.50 to 1.00 but > 3.00 to 1.00	1.00%	2.00%
Category 3	≤ 3.00 to 1.00 but > 2.00 to 1.00	0.75%	1.75%
Category 4	≤ 2.00 to 1.00 but > 1.25 to 1.00	0.50%	1.50%
Category 5	≤ 1.25 to 1.00	0.25%	1.25%

and (c) with respect to any Revolving Loan, or with respect to the commitment fees payable hereunder the applicable rate per annum set forth below under the caption “ABR Spread”, “Term Benchmark / RFR Spread” or “Commitment Fee Rate” as the case may be, based upon the Total Net Leverage Ratio as of the end of the fiscal quarter for which consolidated financial statements have heretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that until the delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) as of and for the first fiscal quarter ending after the Closing Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 3:

Category	Total Net Leverage Ratio	ABR Spread	Term Benchmark / RFR Spread	Commitment Fee Rate
Category 1	> 4.50 to 1.00	1.50%	2.50%	0.375%
Category 2	≤ 4.50 to 1.00 but > 3.00 to 1.00	1.00%	2.00%	0.35%
Category 3	≤ 3.00 to 1.00 but > 2.00 to 1.00	0.75%	1.75%	0.30%
Category 4	≤ 2.00 to 1.00 but > 1.25 to 1.00	0.50%	1.50%	0.25%
Category 5	≤ 1.25 to 1.00	0.25%	1.25%	0.20%

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Total Net Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Total Net Leverage Ratio shall be deemed to be in Category 1 in each case above at the option of the Administrative Agent or at the request of the Required Lenders if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or 5.01(b) or the certificate of a Financial Officer required pursuant to Section 5.01(c) during the period from the expiration of the time for delivery thereof until such consolidated financial statements and such certificate are delivered.

“Applicable Revolving Percentage” means, at any time, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitment at such time. If the Revolving Commitments have terminated or expired, the Applicable Revolving Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments of Revolving Loans and LC Exposure that occur after such termination or expiration.

“Applicable Total Net Leverage Ratio” means, for any date, the Total Net Leverage Ratio applicable pursuant to Section 6.10 with respect to the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Arranger Fee Letter” means the Arranger Fee Letter dated January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Arranger” means JPMorgan Chase Bank, N.A., in its capacity as the lead arranger and bookrunner for the credit facilities provided for herein.

“Asset Disposition” has the meaning assigned to such term in the definition of “Prepayment Event”.

“Assigned Dollar Value” shall have the meaning set forth in Section 2.22.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit B or any other form approved by the Administrative Agent.

“Auction” means an auction pursuant to which a Purchasing Borrower Party offers to purchase Term Loans pursuant to the Auction Procedures.

“Auction Manager” means any financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Auction; provided that the Borrower shall not designate the Administrative Agent as the Auction Manager without the written consent of the Administrative Agent (it being understood and agreed that the Administrative Agent shall be under no obligation to agree to act as the Auction Manager).

“Auction Procedures” means the procedures set forth in Exhibit D.

“Auction Purchase Offer” means an offer by a Purchasing Borrower Party to purchase Term Loans of one or more Classes pursuant to an auction process conducted in accordance with the Auction Procedures and otherwise in accordance with Section 9.04(f).

“Availability Period” means the period from and after the Effective Date to and including the last day of the Certain Funds Period; provided that the Availability Period shall in any event end on the date of termination of all the Commitments.

“Available Amount” means, at any time, (a) the sum of (i) the Starter Available Amount, plus (ii) 50% of Consolidated Net Income of the Parent and the Restricted Subsidiaries for the period (taken as one period) beginning on January 1, 2013, to the end of the Parent’s most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, plus (iii) the Net Cash Proceeds from any sale or issuance of Equity Interests (other than Disqualified Equity Interests) of the Parent to the extent such Net Cash Proceeds are received by the Parent and any issuance of Indebtedness after the Effective Date that has been converted into or exchanged for Equity Interests (other than Disqualified Equity Interests) prior to the applicable date of determination, plus (iv) [reserved], plus (v) to the extent not otherwise included in Consolidated Net Income, the aggregate amount of cash returns to the Parent or any Restricted Subsidiary in respect of investments made pursuant to Section 6.04(o) in reliance on the Available Amount, plus (vi) the aggregate amount of prepayments declined by the Term Lenders pursuant to Section 2.11(f) that are not required to be applied to the prepayment of other Indebtedness pursuant to the terms thereof, plus (vii) an amount equal to the aggregate amount received by the Borrower or any Restricted Subsidiary in cash (and the fair market value (as determined in good faith by the Borrower) of property other than cash received by the Borrower or any Restricted Subsidiary after the Effective Date from (A) the sale (other than to the Parent or any Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or (B) any dividend or other distribution by an Unrestricted Subsidiary), minus (b) the sum at such time of (i) Investments previously or concurrently made under Section 6.04(o) in reliance on the Available Amount, plus (ii) Restricted Payments previously or concurrently made under Section 6.07(a)(vii) in reliance on the Available Amount, plus (iii) repayments, repurchases, redemptions, retirements or other acquisitions for value of Junior Debt previously or concurrently made under Section 6.07(b)(iii) in reliance on the Available Amount; provided, however, that if the “Available Amount” at such time shall be less than zero, then the “Available Amount” at such time shall be deemed to be zero for all purposes of this Agreement.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(e).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Bankruptcy Event” means, with respect to any Lender or Lender Parent, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

“Benchmark” means, initially, with respect to any (a) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (b) Term Benchmark Loan, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency, “Benchmark Replacement” shall mean the alternative set forth in (2) below:

(1)            in the case of any Loan denominated in Dollars, the Adjusted Daily Simple RFR;

(2)            the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment;

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Revolving Loan denominated in Dollars, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1)            in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)            in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means American Axle & Manufacturing, Inc., a Delaware corporation.

“Borrowing” means Loans of the same Class, currency and Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Revolving Borrowing or Term Borrowing in accordance with Section 2.03.

“Bridge Credit Agreements” mean the First Lien Bridge Credit Agreement and the Second Lien Bridge Credit Agreement.

“Bridge Loans” means the First Lien Bridge Loans and the Second Lien Bridge Loans.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that the term “Business Day” shall also exclude, when used (a) in relation to Term SOFR Loans, any day that is not a U.S. Government Securities Business Day, (b) in relation to Loans denominated in Euros and in relation to the calculation or computation of the EURIBO Rate, any day which is not a TARGET Day, (c) in relation to Loans denominated in any other Alternative Currency, any day on which banks are not open for dealings in the principal financial center of such Alternative Currency and (d) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is not an RFR Business Day.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) that would constitute (a) the additions to property, plant and equipment and other capital expenditures of the Parent, the Borrower and the Restricted Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of the Parent for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Parent, the Borrower and the Restricted Subsidiaries during such period, but excluding in each case any such expenditure (i) made by the Parent, the Borrower or any Restricted Subsidiary to effect leasehold improvements to any property leased by the Parent, the Borrower or such Restricted Subsidiary as lessee, to the extent that such expenses have been reimbursed by the landlord, (ii) in the form of a substantially contemporaneous exchange of similar property, plant, equipment or other capital assets, except to the extent of cash or other consideration (other than the assets so exchanged), if any, paid or payable by the Parent, the Borrower or any Restricted Subsidiary and (iii) made with the Net Cash Proceeds from the issuance of Equity Interests (other than Disqualified Equity Interests) in an amount equal the Net Cash Proceeds so applied.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital or finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Interest Expense Coverage Ratio” means, for any period of four consecutive fiscal quarters, the ratio of Consolidated EBITDA of the Parent for such period to Consolidated Cash Interest Expense of the Parent for such period.

“CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate.

“CBR Spread” means the Applicable Rate applicable to any Loan that is replaced by a CBR Loan.

“Central Bank Rate” means (A) the greater of (i) for any Loan denominated in (a) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time and (c) any other Alternative Currency, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (ii) the Floor; plus (B) the applicable Central Bank Rate Adjustment.

“Central Bank Rate Adjustment” means, for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Adjusted EURIBO Rate for the five most recent Business Days preceding such day for which the applicable Screen Rate was available (excluding, from such averaging, the highest and the lowest Adjusted EURIBO Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of Adjusted Daily Simple RFR for Sterling Borrowings for the five most recent RFR Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest such Adjusted Daily Simple RFR applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period and (c) any other Alternative Currency, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (B) of the definition of such term and (y) the EURIBO Rate on any day shall be based on the applicable Screen Rate, as applicable, on such day at approximately the time referred to in the definition of such term for deposits in the applicable Agreed Currency for a maturity of one month.

“Certain Funds Period” means the period commencing on the Effective Date and ending on the earlier of:

(a)  the 10th Business Day following the date of this Agreement, if an Announcement has not been made prior to such day;

(b)  if the Acquisition is to be implemented by means of a Scheme:

(i)  the date on which either the Scheme lapses or it is withdrawn with the consent of the Takeover Panel or by order of the Court, unless (A) within five Business Days of that date the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of an Offer and (B) within 10 Business Days of that date, the Parent makes an Election to implement the Acquisition by way of an Offer and issues an Election Announcement;

(ii)  if an application for the issuance of the Scheme Court Order is made to the Court but the Court (in its final judgment) refuses to grant the Scheme Court Order, unless (A) within five Business Days of the date of that refusal the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of an Offer and (B) within 10 Business Days of the date of that refusal, the Parent makes an Election to implement the Acquisition by way of an Offer and issues an Election Announcement;

(iii)  11:59 p.m., London time, on the day falling 15 days after the Scheme Effective Date; or

(iv)  save if the Scheme Effective Date occurs on or has occurred prior to the Longstop Date (in which case (b)(iii) shall apply), the Longstop Date;

(c)  if the Acquisition is to be implemented by means of an Offer:

(i)  the date on which any Offer Cancellation Event occurs, unless (A) within five Business Days of that date, the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of a Scheme and (B) within 10 Business Days of that date, the Parent makes an election to implement the Acquisition by way of a Scheme and issues an Election Announcement;

(ii)  if the Unconditional Date occurs, the date which is 15 days after the date on which the Offer has closed for further acceptances or, if the Parent has become entitled to give Squeeze-Out Notices, the date falling 8 weeks after the date on which the Parent became so entitled (or such longer period as is necessary to complete the Squeeze-Out Procedure); or

(iii)  save if the Unconditional Date occurs on or has occurred prior to the Longstop Date (in which case (c)(ii) shall apply), the Longstop Date; or

(d)  the date on which all of the consideration payable under the Acquisition in respect of the Target Shares or proposal made or to be made under Rule 15 of the Takeover Code in connection with the Acquisition has, in each case, been paid in full including in respect of any Target Shares to be acquired pursuant to a Squeeze-Out Procedure, provided that, neither (1) a switch from a Scheme to an Offer or from an Offer to a Scheme, (2) any launch of a new Offer or replacement Scheme (as the case may be), nor (3) any amendments to the terms or conditions of a Scheme or an Offer, shall constitute a lapse, termination or withdrawal for the purposes of this definition, subject to in the case of any switch from a Scheme to an Offer or from an Offer to a Scheme or any launch of a new Offer or replacement Scheme (as the case may be), the Parent having notified the Administrative Agent within 5 Business Days of the date of a lapse, termination or withdrawal of the Scheme or Offer (as the case may be), that it intends to launch an Offer (or new Offer, as the case may be) or a Scheme (or a replacement Scheme, as the case may be) and the announcement for the Offer (or new Offer, as the case may be) or Scheme (or a replacement Scheme, as the case may be) being released within 10 Business Days and delivered to the Administrative Agent after that date and being made in compliance with Section 5.15 (Acquisition Undertakings).

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent; (b)  the failure of the Parent to own, directly or indirectly, all of the outstanding Equity Interests of the Borrower; or (c) at any time that any Senior Notes are outstanding, the occurrence of a Change of Control, as defined in the Senior Notes Indenture.

“Change in Law” means the occurrence, after the Effective Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives promulgated thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche A Term Loans, Tranche B Term Loans, Revolving Loans, Incremental Term Loans, Refinancing Revolving Loans or Refinancing Term Loans, (b) any Commitment, refers to whether such Commitment is a Tranche A Term Commitment, Tranche B Term Commitment, Revolving Commitment, Incremental Term Commitment, Refinancing Revolving Commitment or Refinancing Term Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. Incremental Term Loans, Refinancing Term Loans and Refinancing Revolving Loans (together with the Commitments in respect thereof) that have different terms and conditions shall be construed to be in different Classes. Additional Classes of Loans, Borrowings, Commitments and Lenders may be established pursuant to Sections 2.23, 2.25 and 2.26. Notwithstanding anything to the contrary contained in this Agreement, unless the Administrative Agent shall otherwise agree, at no time shall there be more than three Classes of revolving credit commitments outstanding hereunder.

“Closing Date” means the first date on which Loans are made hereunder.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for any of the Secured Obligations.

“Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the Security Documents.

“Collateral Agreement” means the Collateral Agreement dated as of the Effective Date, among the Borrower, the Parent, the Subsidiary Loan Parties and the Collateral Agent, substantially in the form of Exhibit E.

“Collateral Release Period” means any period during which the Liens on the Collateral granted pursuant to the Security Documents have been released (or are required to have been released) pursuant to Section 9.17 and are not required to be reinstated pursuant to such Section, determined as provided in such Section.

“Collateral Release Ratings Requirement” means the requirement that the Borrower has a Corporate Rating of at least BBB- (with a stable outlook) or better from S&P and Baa3 (with a stable outlook) or better from Moody’s.

“Collateral Requirement” means, at any time other than during a Collateral Release Period, the requirement that:

(a) the Collateral Agent shall have received from each Loan Party either (i) a counterpart of each of the Guarantee Agreement, the Collateral Agreement and each Intercreditor Agreement duly executed and delivered on behalf of such Loan Party or (ii) a supplement to each of the Guarantee Agreement, the Collateral Agreement and the Intercreditor Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

(b) all Equity Interests of each Restricted Subsidiary directly owned by or on behalf of such Loan Party shall have been pledged pursuant to the Collateral Agreement (except that the Loan Parties shall not be required to pledge (i) more than 66% of the outstanding voting Equity Interests of any Foreign Subsidiary or (ii) Equity Interests of any NWO Subsidiary to the extent that such pledge requires the consent of any other holder of Equity Interests in such NWO Subsidiary and such consent has not been obtained) and, to the extent required by the Collateral Agreement, the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided that, if any outstanding non-voting Equity Interests of a Foreign Subsidiary are, by their terms, able to be assigned or transferred (or required to be owned) only together with outstanding voting Equity Interests of such Foreign Subsidiary, then such non-voting Equity Interests shall be required to be pledged but only to the extent such voting Equity Interests are required to be pledged after taking into account clause (i) of this paragraph (b);

(c) all Indebtedness of the Parent and each Restricted Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the Collateral Agent shall have received all such promissory notes (together with any promissory note evidencing Indebtedness of any other Person owing to a Loan Party in a principal amount exceeding $60,000,000), together with undated instruments of transfer with respect thereto endorsed in blank; provided that any such Indebtedness of a Foreign Subsidiary owing to a Loan Party shall not be required to be evidenced by a promissory note if, and for so long as, under the laws of the jurisdiction where such Foreign Subsidiary is organized, promissory notes are not recognized as an instrument for evidencing Indebtedness (it being understood that (i) any such Indebtedness shall, in any event, constitute Collateral and (ii) if any promissory note or other instrument is created to evidence such Indebtedness, it shall be delivered to the Collateral Agent);

(d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Loan Documents, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

(e) the Collateral Agent shall have received, or shall have confirmation that the title company recording the mortgages has received, (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) with respect to each Material Property, a policy or policies of title insurance issued by a nationally recognized title insurance company, in an amount reasonably acceptable to the Collateral Agent, insuring the Lien of the Mortgage with respect to such Material Property as a valid and enforceable first Lien on such Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Required Lenders may reasonably request, (iii) a completed standard “life of loan” flood hazard determination form with respect to each Mortgaged Property, (iv) if any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as a Special Flood Hazard Area with respect to which flood insurance has been made available under any of the Flood Insurance Laws to have special flood hazards, evidence of such flood insurance as may be required under applicable Flood Insurance Laws, or as otherwise reasonably required by the Collateral Agent and (v) with respect to each Material Property, such land surveys, legal opinions of local counsel in the jurisdiction where such Material Property is located and other documents as the Collateral Agent may reasonably request with respect to any such Mortgage or Material Property; and

(f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder, including those required by the Collateral Agreement.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, the following assets of the Loan Parties, collectively, the “Excluded Assets”: (i) assets if, and for so long as the Administrative Agent, in consultation with the Parent and the Borrower, determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom, (ii) with respect to real property, (x) all leasehold interests (including requirements to deliver landlord lien waivers, estoppels and collateral access letters), (y) all fee-owned real property located outside the United States and (z) with respect to all other fee-owned property, (A) to the extent owned as of the Effective Date, all such real property that is not specified on Schedule 3.12 and (B) to the extent acquired after the Effective Date, all such real property that does not constitute Material Property as of the date such real property was acquired, (iii) all motor vehicles and other assets subject to certificates of title, letter of credit rights having a fair market value of less than $40,000,000 (except to the extent a security interest therein can be perfected by filing a UCC financing statement) and any commercial tort claims involving a claim for less than $40,000,000, (iv) any asset to the extent a grant of a security interest therein is prohibited or restricted by applicable law or would require the consent of any Governmental Authority pursuant to applicable law or third party, unless such consent has been obtained, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition or restriction), (v) margin stock, (vi) all leases, contracts, agreements, licenses, franchises and permits to the extent the grant of a security interest therein shall constitute or result in (x) the unenforceability of any right of the relevant Subsidiary granting such security interest or (y) a breach or termination pursuant to the terms of, or a default under, any such lease, contract, agreement, license, franchise or permit, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law or principles of equity (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition or restriction); provided, however, that such security interest shall attach immediately at such time as the condition causing such unenforceability or breach, termination or default, as the case may be, shall be remedied or otherwise cease to exist and, to the extent severable, shall attach immediately to any portion of such lease, contract, agreement, license or franchise that does not result in any of the consequences specified in clauses (x) or (y) including, without limitation, any proceeds of such lease, contract, agreement, license, franchise or permit, (vii) equipment and assets that are subject to a lien securing a purchase money obligation or Capital Lease Obligation permitted to be incurred under the Loan Documents, if the underlying contract or other agreement prohibits or restricts the creation of any other lien on such equipment (including any requirement to obtain the consent of a third party) or the granting of a lien on such assets would trigger the termination (or a right of termination) of any such purchase money or capital lease agreement pursuant to any “change of control” or similar provision or the ability for any third party to amend any rights, benefits and/or obligations of the Loan Parties in respect of those assets or which require any Loan Party or any subsidiary of any Loan Party to take any action materially adverse to the interests of that subsidiary or any Loan Party, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law or principles of equity (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition); provided, however, that such security interest shall attach immediately at such time as such prohibition shall cease to exist and, to the extent possible, shall attach immediately to any portion of such equipment or assets that does not result in any of the consequences specified in this clause (vii) including, without limitation, any proceeds of such equipment or assets, (viii) assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) and (ix) all foreign intellectual property and any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable United States federal law. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets (including extensions beyond the Closing Date, or in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. In addition, notwithstanding the foregoing, the Loan Parties shall not be required to enter into control agreements with respect to (x) any payroll, collections or zero balance accounts (ZBAs) or (y) any other account of a Loan Party that has a balance of less than $25,000,000; provided that the aggregate balance of all accounts excluded pursuant to this clause (y) shall not exceed $100,000,000.

It is understood that the requirements of this definition shall not be construed (a) to require any Restricted Subsidiary that is not a Loan Party (including any Foreign Subsidiary) to grant any Lien on or otherwise pledge its assets to secure any of the Secured Obligations and (b) without limiting any requirement under this Agreement with respect to the execution and delivery of any Security Document on or after the Effective Date, no Loan Party shall be required to grant any Lien or otherwise pledge its assets to secure the Secured Obligations prior to the Closing Date; provided that if the Early Funding Date shall occur, the requirements of this definition shall apply from and after the Early Funding Date.

“Commitment” means a Tranche A Term Commitment, a Tranche B Term Commitment, a Revolving Commitment, an Incremental Term Commitment, a Refinancing Term Commitment, a Refinancing Revolving Commitment, or any combination thereof (as the context requires).

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document or the transactions contemplated herein or therein that is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 9.01, including through the Platform.

“Consenting Lender” has the meaning assigned to such term in Section 2.25(a).

“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum, without duplication, of (i) the interest expense of the Parent and its consolidated Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest or other financing costs becoming payable during such period in respect of Indebtedness of the Parent or its consolidated Restricted Subsidiaries to the extent such interest or other financing costs shall have been capitalized (excluding any make-whole premiums paid in connection with the early redemption of the Senior Notes, early redemption and extinguishment of debt in connection with the Existing Indebtedness Refinancing and Transaction Costs) rather than included in consolidated interest expense for such period in accordance with GAAP and (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization or write-off of capitalized interest or other financing costs (including as a result of the effects of acquisition method accounting or pushdown accounting) paid in a previous period, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, (iii) to the extent included in such consolidated interest expense for such period, non-cash interest relating to the issuance of warrants or other equity-like instruments for such period, (iv) any payments with respect to make-whole premiums or other breakage costs of any Indebtedness, including any Indebtedness issued in connection with the Transactions, (v) accretion or accrual of discounted liabilities not constituting Indebtedness, (vi) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting and (vii) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential), with respect thereto and with respect to the Transactions, any acquisition or investment permitted hereunder, all as calculated on a consolidated basis. Consolidated Cash Interest Expense for each of the first four four-fiscal quarter periods ending after the Closing Date shall be deemed to be Consolidated Cash Interest Expense for the period from the Closing Date to and including the last day of the applicable four-fiscal quarter period, multiplied by a fraction equal to (x) 365 divided by (y) the number of days actually elapsed from the Closing Date to the last day of such four-fiscal quarter period.

“Consolidated EBITDA” means, of any Person for any period, Consolidated Net Income of such Person for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income (except with respect to clause (vii) below), the sum of (i) provision for Taxes based on income, profits or capital (including pursuant to any tax sharing arrangements), including, without limitation, federal, state, local, provincial, foreign, excise, franchise, property and similar taxes, border taxes and foreign withholding taxes and foreign unreimbursed value added Taxes (including, in each case, penalties and interest related to such Taxes or arising from tax examinations) of such Person paid or accrued during such period, (ii) gross interest expense for such period (including interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of Receivables, amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees, commitment fees, underwriting fees, arrangement fees, fees or premiums or other amounts paid in connection with the issuance or repayment or termination of Indebtedness)), (iii) (A) all depreciation and amortization expense (including amortization of goodwill, software and other intangible assets) and (B) all asset write-offs and/or write-downs (other than write-offs or write-downs in respect of inventory and receivables), in each case for such period, (iv) any special charges and any extraordinary or nonrecurring losses for such period, (v) other non-cash items reducing such Consolidated Net Income for such period, (vi) the aggregate of any costs and expenses (including fees) paid in connection with the Transactions or in connection with any amendment or other modification to this Agreement, any other Loan Document or any other Indebtedness, in each case, whether or not successful, (vii) pro forma “run rate” cost savings, operating expense reductions and other synergies related to any asset sale, merger or other business combination, acquisition, investment, disposition or divestiture, operating improvement and expense reductions, restructurings, synergy or cost saving initiative, any similar initiative and/or specified transaction taken or to be taken by the Parent or any of the Restricted Subsidiaries (any such action, a “Synergy or Cost Saving Initiative”), in each case that are reasonably identifiable and factually supportable and have been realized or are reasonably anticipated by the Parent in good faith to be realized within 24 months following the date of the change, acquisition or disposition that is expected to result in such cost savings, expense reductions, operating improvements or other synergies (without duplication of any actual benefits realized prior to or during the applicable period from such Synergy or Cost Savings Initiatives); provided that for any period of four consecutive fiscal quarters of the Parent, the aggregate amount added back to Consolidated EBITDA pursuant to this clause (vii) shall not exceed 25% of Consolidated EBITDA for such period (determined prior to giving effect to such addbacks), (viii) to the extent not already included in Consolidated Net Income of such Person, any charge or deduction for such period that is associated with any Restricted Subsidiary and attributable to any non-controlling interest and/or minority interest of any third party, (ix) any earn-out and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) incurred in connection with any acquisition and/or other investment which is paid or accrued during such period and in connection with any similar acquisition or other investment completed and, in each case, adjustments thereof, (x) restructuring, integration and business optimization costs and expenses incurred during such period, including any severance costs, costs associated with office or plant openings or closings and consolidation, systems integration and optimization, relocation or integration costs, fees of restructuring or business optimization consultants and other business optimization or restructuring charges and expenses, (xi) proceeds of business interruption insurance for such period, (xii) costs, charges, accruals, reserves or expenses attributable to the undertaking or implementation and opening, pre-opening, closure, relocation and or consolidation of facilities and plants, unused warehouse space costs and costs related to entry into new markets, (xiii) any net loss from disposed or discontinued operations during such period (excluding held for sale discontinued operations until actually disposed of), (xiv) any losses attributable to the early extinguishment or conversion of Indebtedness or Swap Agreements during such period and (xv) at the option of the Parent, (A) the excess of GAAP rent expense over actual cash rent paid, including the benefit of lease incentives (in the case of a charge) during such period due to the use of straight line rent or the application of fair value adjustments made as a result of recapitalization or purchase accounting, in each case for GAAP purposes and (B) to the extent not already included in Consolidated Net Income of such person, the cash portion of sublease rentals received by such Person; provided that, in each case, if any such non-cash charge represents an accrual or reserve for potential cash items in any future period, such Person may determine not to add back such non-cash charge in the current period, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) interest income for such period, (ii) extraordinary or nonrecurring gains for such period, (iii) other non-cash items increasing such Consolidated Net Income for such period, (iv) any net gain from disposed or discontinued operations during such period (excluding held for sale discontinued operations until actually disposed of) and (v) any gains attributable to the early extinguishment or conversion of Indebtedness or Swap Agreements during such period, all determined on a consolidated basis in accordance with GAAP. Unless the context otherwise requires, references to Consolidated EBITDA shall be construed to mean Consolidated EBITDA of the Parent.

“Consolidated Net Income” means, of any Person for any period, the net income or loss of such Person for such period determined on a consolidated basis in accordance with GAAP. Unless the context otherwise requires, references to Consolidated Net Income shall be construed to mean Consolidated Net Income of the Parent and the Restricted Subsidiaries. For the avoidance of doubt, the net income or loss attributable to any Unrestricted Subsidiary shall be excluded from Consolidated Net Income; provided that the net income of any Unrestricted Subsidiary shall be included, without duplication, in the calculation of Consolidated Net Income for such period in an amount equal to amount of any cash dividends or distributions paid by any Unrestricted Subsidiary to the Parent or a Restricted Subsidiary during such period.

“Contract Consideration” shall have the meaning given to such term in the definition of Excess Cash Flow.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Cooperation Agreement” means that certain Co-operation Agreement dated on or about the Effective Date between the Parent and the Target.

“Copyright” has the meaning specified in the Collateral Agreement.

“Corporate Rating” means (a) in the case of Moody’s, the “Corporate Family Rating” for the Parent or (b) in the case of S&P, a “Long-term Issuer” rating assigned under the “Corporate Credit Rating Service” for the Parent.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Court” means the High Court of Justice of England and Wales.

“Court Meeting” means the meeting or meetings of Target Shareholders (including any adjournment thereof) convened or to be convened at the direction of the Court for the purposes of considering and, if thought fit, approving the Scheme.

“Covered Entity” means any of the following:

(a)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.20.

“Credit Agreement Refinancing Indebtedness” means (a) Permitted Pari Passu Refinancing Debt, (b) Permitted Junior Lien Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) Indebtedness incurred hereunder pursuant to a Refinancing Facility Agreement, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Term Loans and Revolving Loans (or Revolving Commitments), or any existing Credit Agreement Refinancing Indebtedness (such Term Loans, Revolving Loans (or Revolving Commitments) or Credit Agreement Refinancing Indebtedness, as applicable, the “Refinanced Debt”); provided that (i) such Indebtedness has a maturity no earlier, and a weighted average life to maturity equal to or greater, than the maturity date or the remaining weighted average life to maturity, as applicable, of the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than the principal amount of the applicable Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and out-of-pocket expenses associated with the refinancing (or, in the case of any Credit Agreement Refinancing Indebtedness in the form of Refinancing Revolving Commitments, shall not be in an amount greater than the aggregate amount of revolving commitments constituting the applicable Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and out-of-pocket expenses associated with the refinancing), (iii) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale, event of loss, or a change in control and, in the case of Credit Agreement Refinancing Indebtedness incurred pursuant to Section 2.26, as otherwise provided in Section 2.10 or Section 2.11 (it being understood that the terms of any Class of Refinancing Term Loans may provide that it shall participate on a pro rata basis or a less than pro rata basis, but not on a greater than pro rata basis, in any mandatory prepayments provided for in Section 2.11)), (iv) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing, premiums, fees, discounts, rate floors and optional prepayment or redemption terms) are substantially similar to, or (taken as a whole) are no more favorable (as reasonably determined by the Borrower) to the lenders or holders providing such Indebtedness than, those applicable to the Refinanced Debt being refinanced (except for such more favorable covenants or other provisions that are (A) applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness or (B) added for the benefit of any existing Loans and Commitments at the time of such refinancing) (provided that a certificate of a Financial Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (iv) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)), and (v) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, and all commitments thereunder shall be terminated, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.

“Credit Event” means the borrowing of any Loan or the issuance of any Letter of Credit or any amendment to a Letter of Credit increasing the amount available thereunder.

“Credit Party” means the Administrative Agent, each Issuing Bank and each other Lender.

“Currency Equivalent” means the Dollar Equivalent or the Alternative Currency Equivalent, as the case may be.

“Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan denominated in (i) Sterling, SONIA for the day that is five RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day and (ii) Dollars, Daily Simple SOFR.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Debtor Relief Laws” means, collectively, the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws in the United States or in any other applicable jurisdiction from time to time in effect.

“Declining Lender” has the meaning assigned to such term in Section 2.25(a).

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Revolving Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) to fund any portion of its participations in Letters of Credit or (iii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Parent, the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party or the Borrower made in good faith to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund (i) prospective Loans and (ii) participations in then outstanding Letters of Credit, provided that, in each of sub-clause (i) and (ii) of this clause (c), such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s or the Borrower’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action or (e) has a Lender Parent that has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. Any determination by the Administrative Agent that a Revolving Lender is a Defaulting Lender under any of the foregoing clauses shall be conclusive and binding absent manifest error.

“Denomination Date” means, in relation to any Alternative Currency Borrowing, the date that is three Business Days before the date such Borrowing is made.

“Derivative Instrument” with respect to a Person, means any contract, instrument or other right to receive payment or delivery of cash or other assets to which such person or any Affiliate of such person that is acting in concert with such person in connection with such person’s investment in the Loan Document Obligations (other than a Screened Affiliate) is a party (whether or not requiring further performance by such person), the value and/or cash flows of which (or any material portion thereof) are materially affected by the value and/or performance of the Loan Document Obligations and/or the creditworthiness of a Borrower and/or any one or more of the Loan Parties (the “Performance References”).

“Designated Indebtedness” means Indebtedness (other than the Loans and Letters of Credit) of any one or more of the Parent and its Restricted Subsidiaries in an aggregate principal amount exceeding $200,000,000.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-cash consideration received by the Parent or a Restricted Subsidiary in connection with a disposition pursuant to Section 6.09 that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the amount of cash or Permitted Investments received by the Parent or a Restricted Subsidiary in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to cash or Permitted Investments).

“Direct Foreign Subsidiary” means any Foreign Subsidiary the Equity Interests in which are owned directly by a Loan Party.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.05.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a) matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;

(b) is convertible or exchangeable at the option of the holder thereof for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or

(c) is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof;

in each case, on or prior to the Latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Effective Date, the Effective Date); provided, however, that an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase or otherwise retire such Equity Interest upon the occurrence of an “asset sale” or a “change of control” shall not constitute a Disqualified Equity Interest.

“Disqualified Institution” means, on any date, (a) any Person designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date hereof, (b) any other Person that is a competitor of the Parent or any Restricted Subsidiary, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders (including by posting such notice to the Platform) not less than three Business Days prior to such date and (c) those Persons that are clearly identifiable as an Affiliate of any Person described in clause (a) or (b) above on the basis of such Affiliate’s name (in the case of clause (b), other than any bona fide debt fund affiliate); provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time.

“Dollar Equivalent” means, with respect to any amount of an Alternative Currency on any date, the amount of Dollars that may be purchased with such amount of the Alternative Currency at the Spot Exchange Rate with respect to the Alternative Currency on such date.

“Dollars” or “$” refers to lawful money of the United States of America.

“DQ List” has the meaning assigned to such term in Section 9.04(g)(iv).

“Early Funding Date” has the meaning assigned to such term in Section 9.02(b).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means (a) any of the member states of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions precedent specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Election” means an election by the Parent to acquire the Target by way of an Offer or a Scheme, as applicable.

“Election Announcement” means an announcement issued by the Parent pursuant to Rule 2.7 of the Takeover Code announcing the terms of the Acquisition following an Election.

“Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person (and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Lender or, except as set forth in Section 9.04(f), the Parent, the Borrower, any Subsidiary or any other Affiliate of the Parent.

“EMU Legislation” means the legislative measures of the European Union for the introduction of, changeover to, or operation of the Euro in one or more member states.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the protection of the environment, preservation or reclamation of natural resources or the management, release or threatened release of any Hazardous Material.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement, order (including consent order), decree or judgment pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA), applicable to such Plan, whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code) and the Parent or ERISA Affiliate, as applicable, fails to make required contributions for a plan year with respect to such Plan by the annual due date for such contribution as determined under Section 303(j) of ERISA, (e) the incurrence by the Parent or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by the Parent or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by the Parent or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the withdrawal or partial withdrawal of the Parent or any ERISA Affiliate from any Plan or Multiemployer Plan, (h) the receipt by the Parent or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Parent or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA or Section 432 of the Code, (i) the occurrence of a “prohibited transaction” with respect to which the Parent or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or with respect to which the Parent or any such Subsidiary could otherwise be liable or (j) any Foreign Benefit Event.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“EURIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to the applicable Screen Rate two TARGET Days prior to the commencement of such Interest Period. If the EURIBO Rate at any time shall be less than 0.00% per annum, such rate shall be deemed to be 0.00% per annum.

“Euro” means the single currency of the Participating Member States of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

“Euro Limit” means an amount equal to $600,000,000.00.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excess Cash Flow” means, for any fiscal year of the Parent, the sum (without duplication) of:

(a) the consolidated net income (or loss) of the Parent and the Restricted Subsidiaries for such fiscal year, adjusted to exclude (i) net income (or loss) of any consolidated Restricted Subsidiary that is not a wholly owned Restricted Subsidiary to the extent such income or loss is attributable to the noncontrolling interest in such consolidated Restricted Subsidiary and (ii) any gains or losses attributable to Prepayment Events; plus

(b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such fiscal year; plus

(c) the amount, if any, by which Net Working Capital decreased during such fiscal year (except as a result of the reclassification of items from short-term to long-term or vice-versa); plus

(d) the amount, if any, by which tax expense deducted in determining such consolidated net income (or loss) for such fiscal year exceeds the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such fiscal year; plus

(e) cash receipts in respect of Swap Agreements during such fiscal year to the extent not otherwise included in determining such consolidated net income (or loss) for such fiscal year; plus

(f) the aggregate amount of cash receipts actually received by the Parent and the Restricted Subsidiaries during such period to the extent such receipts are not otherwise included in calculating such consolidated net income (or loss) for such fiscal year but excluding any such cash receipts in respect of Indebtedness or the proceeds of any issuance or sale of Equity Interests in the Parent or any Restricted Subsidiary; minus

(g) the sum of (i) any non-cash gains and revenue included in determining such consolidated net income (or loss) for such fiscal year, (ii) all cash expenses, charges and losses excluded in arriving at such consolidated net income (or loss) for such fiscal year, in each case to the extent not financed with Excluded Sources and (iii) the amount, if any, by which Net Working Capital increased during such fiscal year (except as a result of the reclassification of items from long-term to short-term or vice-versa); minus

(h) without duplication of amounts deducted from Excess Cash Flow in respect of a prior fiscal year and/or the amount of any deduction and/or reduction to the amount of any mandatory prepayment pursuant to Section 2.11(e), (i) Capital Expenditures made in cash for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed from Excluded Sources) and (ii) the aggregate amount of cash paid in respect of Permitted Acquisitions or other Investments permitted hereunder (other than Investments (x) in cash and cash equivalents or (y) in the Parent or any of its Restricted Subsidiaries) during such fiscal year (except, in each case, to the extent financed with Excluded Sources (other than revolving Indebtedness); minus

(i) without duplication of the amount of any deduction and/or reduction to the amount of any mandatory prepayment pursuant to Section 2.11(e), the aggregate principal amount of Long-Term Indebtedness repaid, prepaid or purchased by the Parent and the Restricted Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit or other revolving credit facilities (unless there is a corresponding reduction in the Revolving Commitments or the commitments in respect of such other revolving credit facilities, as applicable), (ii) Term Loans prepaid pursuant to Section 2.11(a), (d) (other than any Term Loans to the extent such prepayment was due to a disposition that resulted in an increase in Consolidated Net Income and not in excess of the amount of such increase) or (e) and (iii) repayments, prepayments or purchases of Long-Term Indebtedness financed from Excluded Sources; minus

(j) the aggregate amount of (i) Restricted Payments made by the Parent in cash during such fiscal year pursuant to Section 6.07(a) (other than clauses (vii), (viii) and (ix)(B) of Section 6.07(a)), except to the extent that such Restricted Payments are financed from Excluded Sources or are made to fund expenditures that reduce Consolidated Net Income (or loss) of the Parent and (ii) amounts in respect of Junior Debt repayments made by the Parent in cash during such fiscal year pursuant to Section 6.07(b); minus

(k) the aggregate amount of expenditures actually made by the Parent or any of its Restricted Subsidiaries in cash during such fiscal year for the payment of financing fees, rent and pension and other retirement benefits to the extent that such expenditures are not expensed during such period; minus

(l) without duplication of amounts deducted from Excess Cash Flow in respect of a prior fiscal year, at the option of the Borrower, the aggregate consideration (including earn-outs) required to be paid in cash by the Parent or its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such fiscal year relating to Capital Expenditures, Permitted Acquisitions or other Investments permitted hereunder or otherwise consented to by the Required Lenders (other than Investments (x) in cash and cash equivalents or (y) in the Parent or any of its Restricted Subsidiaries) to be consummated or made during the fiscal year of the Parent following the end of such fiscal year (except, in each case, to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed with Excluded Sources (other than revolving Indebtedness)); provided that to the extent the aggregate amount actually utilized in cash to finance such Capital Expenditures, Permitted Acquisitions or other investments during such subsequent fiscal year is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such subsequent fiscal year; minus

(m) the aggregate amount of any premium, make-whole, or penalty payments actually paid in cash by Parent and any of its Restricted Subsidiaries during such fiscal year that are made in connection with any prepayment of Indebtedness to the extent that such payments are not deducted in calculating such consolidated net income (or loss) for such fiscal year; minus

(n) the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such fiscal year to the extent they exceed the amount of tax expense deducted in determining such consolidated net income (or loss) for such fiscal year; minus

(o) cash expenditures in respect of Swap Agreements during such fiscal year to the extent not financed with Excluded Sources (other than revolving Indebtedness) deducted in arriving at such consolidated net income (or loss) for such fiscal year; minus

(p) the aggregate amount of expenditures actually made by the Parent and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent such expenditures are not financed with Excluded Sources and are not expensed during such period and are not deducted in calculating such consolidated net income (or loss) for such fiscal year.

“Excess Cash Flow Prepayment Date” has the meaning assigned to such term in Section 2.11(e).

“Exchange Rate” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, and (b) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as reasonably determined by the Administrative Agent using any method of determination it deems appropriate in consultation with the Borrower.

“Excluded Amounts” has the meaning assigned to such term in Section 2.11.

“Excluded Assets” has the meaning assigned to such term in the definition of Collateral Requirement.

“Excluded Guarantee” means any Guarantee by any Loan Party of (a) any Indebtedness of a Foreign Subsidiary, to the extent such Guarantee relates to (i) Indebtedness that was outstanding on the Effective Date, or was incurred under (and within the limits of the amount of) a line of credit in a specified amount that was in effect on the Effective Date, (ii) any renewal or replacement after the Effective Date of Indebtedness that, as of the Effective Date, is permitted by clause (i) above (without increasing the amount permitted) or (iii) Indebtedness incurred pursuant to Section 6.01(a)(vii) at the time such Foreign Subsidiary incurs such Indebtedness, such Guarantee could have been incurred by such Loan Party under Section 6.01(a)(xv) and such Loan Party does not provide any Lien in support of such Guarantee, and (b) obligations under leases and similar obligations incurred in the ordinary course of business that do not constitute Indebtedness.

“Excluded Sources” means (a) proceeds of any incurrence or issuance of Long-Term Indebtedness (other than working capital facilities) or Capital Lease Obligations and (b) proceeds of any issuance or sale of Equity Interests in the Parent or any Restricted Subsidiary (other than issuances or sales of Equity Interests to the Parent, the Borrower or any Restricted Subsidiary).

“Excluded Subsidiary” means, at any time, (a) any Restricted Subsidiary that is an NWO Subsidiary (for so long as such Restricted Subsidiary is an NWO Subsidiary), (b) any Immaterial Subsidiary, (c) any Restricted Subsidiary that (i) is prohibited by (A) any law or (B) any contractual obligation from providing a Guarantee (provided that in the case of the foregoing clause (B), such contractual obligation exists on the Effective Date or at the time such Restricted Subsidiary becomes a Subsidiary, shall not have been entered into in contemplation of such Restricted Subsidiary becoming a Subsidiary and a Guarantee is provided promptly after the prohibition in such contractual obligation ceases to exist), except to the extent such prohibition is rendered ineffective pursuant to applicable law or (ii) would require a consent, approval, license or authorization (including any regulatory consent, approval, license or authorization) from a Governmental Authority to provide a Guarantee, unless such consent, approval, license or authorization has been obtained, (d) any not-for-profit subsidiary, (e) captive insurance subsidiaries, (f) any special purpose entity used for any permitted securitization or receivables facility or financing, (g) any Foreign Subsidiary and (h) any Unrestricted Subsidiary and any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the burden or cost of providing a Guarantee (including any materially adverse tax consequences) outweighs the benefits afforded thereby.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income, franchise or similar Taxes imposed on (or measured by) its net income or, in the case of franchise or similar Taxes, gross receipts, by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or in which such Lender is otherwise doing business, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.20(b)), any withholding Tax that is imposed on amounts payable to such Foreign Lender pursuant to a law in effect on the date on which such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately before the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.17(a), (d) any U.S. Federal withholding Taxes imposed or withheld under FATCA, (e) any Taxes attributable to a failure by a Lender, the Administrative Agent or an Issuing Bank to comply with Section 2.17(e) and (f) any withholding Taxes imposed as a result of a change in the circumstances of such Lender or Issuing Bank after becoming a Lender or Issuing Bank hereunder, other than a Change in Law.

“Excluded Term Commitment Lender” means any Term Lender that, at any time prior to the termination of its Term Commitment, would be a Defaulting Lender pursuant to the definition of Defaulting Lender (other than clauses (a)(ii) and (c)(ii) thereof) if such Term Lender were a Revolving Lender.

“Excluded Term Lender” means any Term Lender that, if it were a Revolving Lender, would be a Defaulting Lender pursuant to clause (d)(i) of the definition of Defaulting Lender herein.

“Existing Credit Agreement” means the Amended and Restated Credit Agreement dated as of March 11, 2022, as amended, among the Borrower, the Parent, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

“Existing Credit Agreement Amendment” means an amendment to the Existing Credit Agreement that (i) permits the consummation of the Acquisition and the incurrence of the Bridge Loans and Permanent Acquisition Financing Indebtedness and (ii) establishes incremental term loan commitments in an aggregate amount of at least $843,000,000 and incremental revolving commitments in an aggregate amount of at least $425,000,000.

“Existing Indebtedness Refinancing” means (a) the repayment in full of all Indebtedness outstanding under the Existing Credit Agreement and the termination of all commitments, guarantees and security interests thereunder and in respect thereof, (b) the repayment in full of all Indebtedness outstanding under the Target Credit Agreement and the termination of all commitments, guarantees and security interests thereunder and in respect thereof and (c) the repurchase or redemption in full of the Target Notes and the termination of all guarantees and security interests in respect thereof.

“Existing Letters of Credit” means each letter of credit outstanding under the Existing Credit Agreement on and as of the Closing Date and which is designated jointly by the Borrower, the Administrative Agent and the applicable Issuing Bank as an Existing Letter of Credit under this Agreement.

“Existing Maturity Date” has the meaning assigned to such term in Section 2.25(a).

“Extension Agreement” has the meaning assigned to such term in Section 2.25(a).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof.

“FCA” has the meaning assigned to such term in Section 1.05.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner the NYFRB shall set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided, however, that if such rate shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

“Fee Letters” means the Arranger Fee Letter and the Administrative Agent Fee Letter.

“Financial Officer” means, with respect to the Parent or the Borrower, the chief financial officer, principal accounting officer, treasurer or controller thereof, as applicable.

“First Lien Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“First Lien Bridge Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the First Lien Bridge Credit Agreement.

“First Lien Bridge Credit Agreement” means the First Lien Bridge Credit Agreement dated as of January 29, 2025, among the Parent, the Borrower and the First Lien Bridge Administrative Agent.

“First Lien Bridge Loans” means the bridge loans borrowed by the Borrower under the First Lien Bridge Credit Agreement.

“First Lien Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total First Lien Indebtedness as of such date, minus the (ii) lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

“Fixed Amounts” has the meaning assigned to such term in Section 1.03(g).

“Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (e) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereinafter in effect or any successor statute and, in each case, any and all regulations or official rulings of interpretations thereof or thereunder or related thereto.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, Adjusted EURIBO Rate, Adjusted TIIE Rate, each Adjusted Daily Simple RFR or the Central Bank Rate, as applicable. For the avoidance of doubt, the initial Floor for each of Adjusted Term SOFR Rate, Adjusted EURIBO Rate, Adjusted TIIE Rate, each Adjusted Daily Simple RFR or the Central Bank Rate shall be zero. Notwithstanding the foregoing, the Floor with respect to the Adjusted Term SOFR Rate (or any benchmark replacement thereof) shall be 0.0%.

“Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by the Parent or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, in each case except as would not reasonably be expected to result in a Material Adverse Effect or (e) the occurrence of any transaction that is prohibited under any applicable law and that would reasonably be expected to result in the incurrence of any liability by the Parent or any Subsidiary, or the imposition on the Parent or any Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case except as would not reasonably be expected to result in a Material Adverse Effect.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Pension Plan” means any benefit plan that under applicable law of any jurisdiction other than the United States is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority and that would constitute a defined benefit pension plan under U.S. law.

“Foreign Subsidiary” means (a) any Restricted Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia and (b) any Restricted Subsidiary, organized under the laws of any jurisdiction, of a Restricted Subsidiary described in clause (a) above; provided that any Subsidiary of the Target organized in the United States of America or any State thereof or the District of Columbia shall not constitute a Foreign Subsidiary (including, for the avoidance of doubt, if such Subsidiary ceases to be a direct or indirect Subsidiary of the Target).

“Funding Date” means, with respect to any Term Loans funded during the Availability Period, the date on which such Term Loans are made pursuant to Section 2.01.

“GAAP” means generally accepted accounting principles in the United States of America.

“GM” means General Motors Company.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning assigned to such term in Section 9.04(e).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations entered into in connection with any acquisition or disposition of assets permitted under this Agreement.

“Guarantee Agreement” means the Guarantee Agreement dated as of the Effective Date, among the Parent, the Borrower, the other Guarantors and the Administrative Agent, substantially in the form of Exhibit A.

“Guarantors” means, as of any date, the Parent, the Borrower (except with respect to Loan Document Obligations) and each Subsidiary Loan Party that is a party to the Guarantee Agreement as a guarantor thereunder as of such date.

“Hazardous Materials” means all explosive or radioactive substances or wastes, all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Immaterial Subsidiary” means, as of any date after the Effective Date, any Restricted Subsidiary (other than the Borrower, a Foreign Subsidiary, a NWO Subsidiary or a Receivables Subsidiary) that (a) accounts (together with its subsidiaries on a consolidated basis) for less than 5% of Total Assets of the Parent and (b) accounts (together with its subsidiaries on a consolidated basis) for less than 5% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available, in each case, determined in accordance with GAAP; provided that all such Restricted Subsidiaries, taken together, shall not account for greater than 7.5% of Total Assets of the Parent or greater than 7.5% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available; provided further that to the extent the limitation set forth in the foregoing proviso would be exceeded, the Borrower shall designate in writing to the Administrative Agent one or more Restricted Subsidiaries, which Restricted Subsidiaries shall be deemed to no longer be Immaterial Subsidiaries, such that the foregoing limitation is not exceeded.

“Incremental Commitment” means an Incremental Revolving Commitment or an Incremental Term Commitment.

“Incremental Extensions of Credit” has the meaning assigned to such term in Section 2.23(a).

“Incremental Facility Agreement” means an Incremental Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Term Commitments of any Series or Incremental Revolving Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.23.

“Incremental Lender” means an Incremental Revolving Lender or an Incremental Term Lender.

“Incremental Revolving Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Agreement and Section 2.23, to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Credit Exposure under such Incremental Facility Agreement.

“Incremental Revolving Facility” has the meaning assigned to such term in Section 2.23(b).

“Incremental Revolving Lender” means a Lender with an Incremental Revolving Commitment.

“Incremental Term A Loans” means Incremental Term Loans that would be considered term “A” loans under then-existing customary market conventions, as determined by the Administrative Agent and the Borrower.

“Incremental Term B Loans” means Incremental Term Loans that would be considered term “B” loans under then-existing customary market conventions, as determined by the Administrative Agent and the Borrower.

“Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant an Incremental Facility Agreement and Section 2.23, to make Incremental Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Incremental Term Loans to be made by such Lender.

“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan” means a Loan made by an Incremental Term Lender to the Borrower pursuant to Section 2.23.

“Incremental Term Maturity Date” means, with respect to Incremental Term Loans of any Class, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Facility Agreement.

“Incurrence Based Amounts” has the meaning assigned to such term in Section 1.03(g).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (excluding current accounts payable incurred in the ordinary course of business), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business) and, in the case of any earn-out or similar contingent obligation, solely to the extent due and payable (and unpaid) as of any applicable date of determination, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) Receivables Financing Debt and (l) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; provided that, if the sole asset of such Person is its ownership interest in such other entity, the amount of such Indebtedness shall be deemed equal to the value of such ownership interest. For the avoidance of doubt, the Indebtedness of the Borrower or any other Restricted Subsidiary shall not include any obligations of the Borrower or such other Restricted Subsidiary arising in the ordinary course of business from the establishment, offering and maintenance by the Borrower or such other Restricted Subsidiary, as the case may be, of trade payables financing programs under which suppliers to the Borrower or such other Restricted Subsidiary, as the case may be, can request accelerated payment from one or more designated financial institutions; provided that (i) the Borrower or such other Restricted Subsidiary, as the case may be, reimburses the designated financial institution or institutions for such accelerated payment on the date specified in the purchase terms and conditions previously agreed upon by the applicable supplier and the Borrower or such other Restricted Subsidiary, as the case may be and (ii) had such financial institution or institutions not paid such obligations to the applicable supplier, such obligations would have been required to be classified as a trade payable in the consolidated financial statements of the Borrower or such other Restricted Subsidiary, as the case may be, prepared in accordance with GAAP. The amount of Indebtedness of any Person for purposes of clause (f) shall be deemed to be equal to the lesser of (A) the aggregate unpaid principal amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under this Agreement or any other Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Initial Obligor” means each of the Parent and the Borrower.

“Intellectual Property” has the meaning specified in the Collateral Agreement.

“Intercreditor Agreement” means each of the Pari Passu Intercreditor Agreement and the Junior Lien Intercreditor Agreement.

“Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.07.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means (a) with respect to any Term Benchmark Borrowing denominated in Dollars or Euros, the period commencing on the date of such Borrowing and ending on the date that is the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency) and (b) with respect to any Term Benchmark Borrowing denominated in Pesos, the period commencing on the date of such Borrowing and ending on the date that is 28 or 91 days thereafter (or such other period agreed to be each Lender participating in such Borrowing), in each case as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that is measured in months and that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request unless (and only during such time as) such tenor is subsequently made available after the date of such removal and (iv) the initial Interest Period with respect to any Term Benchmark Borrowing of Term Loans during the Availability Period shall be the period specified in the Borrowing Request therefor and approved by the Administrative Agent. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment” has the meaning set forth in Section 6.04.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means (a) JPMorgan Chase Bank, N.A., in its capacity as an issuer of Letters of Credit hereunder, (b) solely with respect to each Existing Letter of Credit, the Lender that issued such Existing Letter of Credit, (c) any other Revolving Lender that agrees in writing with the Borrower to become an issuer of Letters of Credit hereunder (with notice to the Administrative Agent), and (d) their respective successors in such capacity as provided in Section 2.05(i). An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate.

“Junior Lien Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“Junior Lien Intercreditor Agreement” means the Junior Lien Intercreditor Agreement dated as of the Effective Date, among the Administrative Agent, the First Lien Bridge Administrative Agent, the Second Lien Bridge Administrative Agent, the Additional Debt Representatives from time to time party thereto, the Borrower and the other Loan Parties, substantially in the form of Exhibit J.

“Latest Maturity Date” means, at any time, the latest of the Maturity Dates in respect of the Classes of Loans and Commitments that are outstanding at such time. Unless the context shall otherwise require, when used in reference to the incurrence of any Indebtedness or the issuance of any Equity Interests, the Latest Maturity Date shall mean the Latest Maturity Date applicable to any Loan or Commitment hereunder as of the date such Indebtedness is incurred or such Equity Interests are issued.

“LC Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 2.01 or, if an Issuing Bank became an Issuing Bank pursuant to an agreement designating it as such as contemplated by Section 2.05(i) or (k), in such agreement.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Dollar Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements denominated in Dollars that have not yet been reimbursed by or on behalf of the Borrower at such time plus (c) the Assigned Dollar Value of the aggregate undrawn amount of all outstanding Alternative Currency Letters of Credit at such time plus (d) the Assigned Dollar Value of the aggregate amount of all LC Disbursements denominated in an Alternative Currency that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Revolving Percentage of the total LC Exposure at such time.

“Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Facility Agreement or a Refinancing Facility Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Issuing Banks.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement (whether a standby letter of credit, a commercial letter of credit or otherwise). The Existing Letters of Credit shall be deemed to be issued pursuant to this Agreement on the Closing Date and shall be considered Letters of Credit hereunder.

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. The term “Lien” shall not include any license, covenant not to sue or other similar permission to use intellectual property, in each case granted or given in the ordinary course of business.

“Lien Basket Amount” means, as of any date, an amount equal to 10% of “Consolidated Net Tangible Assets” (within the meaning of the Senior Notes Indenture) as of such date.

“Limited Condition Transaction” means (x) a Permitted Acquisition or other investment by the Parent or any Restricted Subsidiary permitted hereunder where the consummation of such Permitted Acquisition or other investment is not conditioned on the availability of, or on obtaining, third party financing, (y) the repayment, repurchase or refinancing of Indebtedness or Disqualified Equity Interests with respect to which a notice of prepayment (or similar notice), which may be conditional, has been delivered and (z) any Restricted Payment.

“Loan Document Obligations” has the meaning assigned to such term in the Guarantee Agreement.

“Loan Documents” means this Agreement, the Guarantee Agreement, the Security Documents, any Incremental Facility Agreement, any Extension Agreement, any Refinancing Facility Agreement, any Maturity Date Extension Request, any Extension Agreement, each Intercreditor Agreement and any other agreement or instrument that is designated by its terms as a Loan Document; provided that, during a Collateral Release Period, the “Loan Documents” shall not include the Security Documents.

“Loan Parties” means the Parent, the Borrower and the Subsidiary Loan Parties.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement (including pursuant to any Incremental Facility Agreement or any Refinancing Facility Agreement).

“Local Time” means (a) with respect to any Loan, Borrowing or Letter of Credit denominated in Dollars, New York City time and (b) with respect to any Loan, Borrowing or Letter of Credit denominated in any Alternative Currency, London time.

“Long Derivative Instrument” means a Derivative Instrument (i) the value of which generally increases, and/or the payment or delivery obligations under which generally decrease, with positive changes to the Performance References and/or (ii) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with negative changes to the Performance References.

“Longstop Date” means July 29, 2026.

“Long-Term Indebtedness” means any Indebtedness (excluding Indebtedness permitted by Section 6.01(a)(i)) that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

“Major Default” means, in each case with respect to the Initial Obligors only (and disregarding (a) any member of the Target Group, (b) any procuring obligations on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) any reference or application to any Subsidiary that is not an Initial Obligor), any Event of Default under clauses (a), (b) (but only as a result of a failure to pay any interest on any Loan (other than any interest accruing prior to the Closing Date) or Ticking Fees (as defined in the Arranger Fee Letter) or any fees required to be paid under the Fee Letters (but in respect of any fees payable upon the occurrence of an Escrow Failure or a Demand Failure Event (each as defined in the Arranger Fee Letter) pursuant to Section 4 and Section 5 of the Arranger Fee Letter, respectively, only to the extent such fees are not paid on the Closing Date), (c) (but only insofar as it relates to a representation or warranty that is a Major Representation), (d), (e) (but, in the case of clauses (d) and (e), only insofar as it relates to a failure to observe or perform a Major Undertaking), (i), (j), (k), (n)(x) or (n)(y) (but, in the case of clauses (n)(x) and (n)(y), only if such event individually or cumulatively materially and adversely affects the interests of the Lenders under the Loan Documents).

“Major Representation” means, with respect to the Initial Obligors only (and disregarding (a) any member of the Target Group, (b) any procuring obligation on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) any reference or application to any Subsidiary that is not an Initial Obligor), a representation or warranty under any of Section 3.01 (but only with respect to the representation and warranty in the first sentence thereof as to due organization and valid existence of the Loan Parties), 3.02 and 3.03(a), 3.03(b) or 3.03(c) (provided that (i) references to “any indenture, agreement or other instrument” shall be deemed to be a reference to “the First Lien Bridge Credit Agreement, the Second Lien Bridge Credit Agreement and the Senior Notes Indenture”, (ii) for the purposes of Sections 3.02 and 3.03, references to Transactions shall be deemed to be limited to transactions set out in paragraph (a) of the definition of Transaction, (iii) Section 3.03(a) shall be deemed to include the words “and in each such case such as would not reasonably be expected to result in a Material Adverse Effect” at the end thereof and (iv) Section 3.03(b) shall be deemed to include the words “, except, with respect to any law, regulation or order (but not any organizational documents of any Loan Party) as would not reasonably be expected to result in a Material Adverse Effect” at the end thereof).

“Major Undertaking” means, with respect to an Initial Obligor only (and disregarding (a) any member of the Target Group, (b) any procuring obligation on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) and reference or applicable to any Subsidiary that is not an Initial Obligor), an undertaking under any of Sections 5.15(b), 5.15(c), 6.01, 6.02, 6.03 (other than 6.03(b)), 6.04, 6.07 and 6.09.

“Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders (other than Defaulting Lenders) having Revolving Credit Exposures and unused Revolving Commitments representing more than 50% of the sum of the aggregate Revolving Credit Exposures and the unused aggregate Revolving Commitments at such time (other than that attributable to Defaulting Lenders) and (b) in the case of the Term Lenders of any Class, Lenders (other than Excluded Term Lenders and Excluded Term Commitment Lenders) holding outstanding Term Loans and unused Term Commitments of such Class representing more than 50% of the sum of all Term Loans and unfunded Term Commitments of such Class outstanding at such time (other than Term Loans of Excluded Term Lenders and unused Term Commitments of Excluded Term Commitment Lenders).

“Majority Pro Rata Lenders” means, at any time, Revolving Lenders and Tranche A Term Lenders having Revolving Credit Exposures, unused Revolving Commitments and outstanding Tranche A Term Loans representing more than 50% of the sum of the total Aggregate Revolving Credit Exposure, unused Revolving Commitments and Tranche A Term Loans outstanding at such time (excluding, for purposes of any such calculation, Defaulting Lenders and Excluded Term Lenders).

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial condition of the Parent and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its material obligations under the Loan Documents or (c) the validity and enforceability of any Loan Document, or the rights and remedies of the Lenders hereunder or under any other Loan Document, taken as a whole.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Parent and its Restricted Subsidiaries in an aggregate principal amount exceeding $200,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Parent or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the net termination value that the Parent or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Intellectual Property” shall mean any Intellectual Property owned by the Parent or any of its Restricted Subsidiaries that is material to the business of the Parent and the Restricted Subsidiaries, taken as a whole (as determined by the Borrower in good faith).

“Material Properties” means (a) those Mortgaged Properties designated on Schedule 3.12 as Material Properties and (b) each other Mortgaged Property with respect to which a Mortgage is granted pursuant to Section 5.11 after the Closing Date.

“Material Subsidiary” means, as of any date, any Restricted Subsidiary that is not an Immaterial Subsidiary.

“Maturity Date” means the Revolving Maturity Date, the Tranche A Term Maturity Date, the Tranche B Term Maturity Date, any Incremental Term Maturity Date, any Refinancing Revolving Maturity Date or any Refinancing Term Maturity Date, as the context may require.

“Maturity Date Extension Request” means a request by the Borrower, in the form of Exhibit F hereto or such other form as shall be approved by the Administrative Agent, for the extension of the applicable Maturity Date pursuant to Section 2.25.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other Security Document granting a Lien on any Mortgaged Property to secure any of the Secured Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Collateral Agent.

“Mortgaged Property” means, initially, each parcel of real property and the improvements thereto owned by a Loan Party and identified on Schedule 3.12 as a Mortgaged Property, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.11.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is, or within any of the preceding five plan years was, sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by the Parent or any ERISA Affiliate.

“Net Cash Proceeds” means (i) with respect to any Asset Disposition, means the cash proceeds thereof net of (a) attorneys’ fees, accountants’ fees, commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such Asset Disposition, (b) taxes paid or payable as a result thereof, (c) any reserve for any purchase price adjustment or any indemnification payments (fixed and contingent) in connection with such Asset Disposition; provided that if any such reserve is later released, such amount shall be included in the calculation of Net Cash Proceeds, and (d) the principal amount of any Indebtedness (other than Indebtedness under the Loan Documents, any Alternative Incremental Facility Debt, any Credit Agreement Refinancing Indebtedness or any other Indebtedness secured by a Lien on the Collateral) that is secured by the assets subject to such Asset Disposition and any related premiums, fees, expenses and other amounts due thereunder and that are required to be repaid in connection therewith and (ii) with respect to any issuance or incurrence of Indebtedness or any issuance of Equity Interests, means the cash proceeds thereof, net of (a) attorneys’ fees, accountants’ fees, commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such issuance or incurrence and (b) taxes paid or payable as a result thereof.

“Net Short” means, with respect to a Lender or beneficial owner, as of a date of determination, either (i) the value of its Short Derivative Instruments exceeds the sum of (x) the value of its Loan Document Obligations plus (y) the value of its Long Derivative Instruments as of such date of determination either (1) by more than $10,000,000 or (2) as a result of Short Derivative Instruments entered into pursuant to bona fide market making activities or (ii) it is reasonably expected that such would have been the case were a Failure to Pay or Bankruptcy Credit Event (each as defined in the 2014 ISDA Credit Derivatives Definitions) to have occurred with respect to any Loan Party immediately prior to such date of determination.

“Net Working Capital” means, at any date, (a) the consolidated current assets of the Parent and the Restricted Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Parent and the Restricted Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“Non-Consenting Lender” means, in the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 9.02 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders or a Majority in Interest of such Class have agreed to such consent, waiver or amendment, any Lender who does not agree to such consent, waiver or amendment.

“Non-Defaulting Lender” means, at any time, any Revolving Lender that is not a Defaulting Lender at such time.

“NWO Subsidiary” means any Restricted Subsidiary of the Parent with respect to which (except for directors’ qualifying shares) the Parent owns, directly or indirectly, Equity Interests representing less than 100% of the outstanding Equity Interests and less than 100% of the outstanding voting Equity Interests; provided that a Restricted Subsidiary shall not be a “NWO Subsidiary” if (a) such Restricted Subsidiary was a Subsidiary Loan Party before it met the foregoing criteria for becoming a “NWO Subsidiary”, unless such Restricted Subsidiary became a “NWO Subsidiary” pursuant to a transfer of all Equity Interests in such Restricted Subsidiary owned, directly or indirectly, by the Parent to a NWO Subsidiary, in accordance with this Agreement or (b) such Restricted Subsidiary is not prohibited from guaranteeing the Secured Obligations.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, for the immediately preceding Business Day); provided, however, that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a Federal funds transaction quoted at 11:00 a.m., New York City time, on such day to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided further, however, that if any of the aforesaid rates shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Offer” means a takeover offer (as defined in Chapter 3 of Part 28 of the Act) to be made by the Parent to acquire the entire issued and to be issued share capital of the Target with a minimum acceptance threshold of more than 90% of all of the Target Shares not owned by it at the date of the offer (within the meaning of Section 975 of the Act) made or to be made in accordance with the Offer Transaction Documents.

“Offer Cancellation Event” means, if the Acquisition is implemented by means of an Offer, that (a) an Offer lapses, (b) an Offer is withdrawn with the consent of the Takeover Panel or (c) the Offer Document is not published within 28 days following the date of the Announcement (or such longer period as the Takeover Panel may agree).

“Offer Document” means the offer document (including any supplementary offer document) sent or to be sent by the Parent to the Target Shareholders (and any other Persons with information rights) in respect of the Offer, and otherwise made available to such Persons and in the manner required by Rule 24.1 of the Takeover Code.

“Offer Transaction Documents” means, if the Acquisition is implemented by means of an Offer, the Offer Document, if applicable, any document required to effect the Squeeze-Out Procedure and any other document sent by the Target to Target Shareholders in relation to the terms and conditions of an Offer.

“Offer Press Release” means, if the Acquisition is implemented by means of an Offer, the public announcement issued or to be issued by the Parent confirming that the Offer is wholly unconditional.

“Other Taxes” means any and all present or future stamp, documentary Taxes and any other excise, or property, intangible, recording, filing or similar Taxes which arise from any payment made under, from the execution, delivery, or registration of, or from the receipt or perfection of a security interest under, enforcement of, or otherwise with respect to, any Loan Document.

“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq.

“Overnight Bank Funding Rate” means, for any date, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depositary institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Banks, as the case may be, in accordance with banking industry rules on interbank compensation.

“Parent” means American Axle & Manufacturing Holdings, Inc., a Delaware corporation.

“Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor dated as of the Effective Date, among the Administrative Agent, the First Lien Bridge Administrative Agent, each Additional Debt Representative from time to time party thereto, the Borrower and the other Loan Parties, substantially in the form of Exhibit I.

“Participant” has the meaning set forth in Section 9.04.

“Participant Register” has the meaning set forth in Section 9.04.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Payment” has the meaning set forth in Article VIII.

“Payment Notice” has the meaning set forth in Article VIII.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Performance References” has the meaning assigned to such term in the definition of “Derivative Instrument”.

“Permanent Acquisition Financing Indebtedness” means Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or loans (“First Lien Acquisition Indebtedness”), junior secured notes or loans (“Junior Lien Acquisition Indebtedness”) or unsecured notes or loans (“Unsecured Acquisition Indebtedness”); provided that (a) if such Indebtedness is secured, such Indebtedness shall be secured by the Collateral on a pari passu or junior basis with the Loan Document Obligations and shall not be secured by any property or assets other than the Collateral, (b) the proceeds of such Indebtedness shall be used solely to fund the Transactions and, if any such proceeds are received by the Borrower prior to the Closing Date, such proceeds are subject to escrow arrangements reasonably satisfactory to the Administrative Agent, (c) the stated final maturity of such Indebtedness shall not be earlier than the Latest Maturity Date, in the case of any First Lien Acquisition Indebtedness, or the date that is 91 days following the Latest Maturity Date, in the case of any Junior Lien Acquisition Indebtedness or Unsecured Acquisition Indebtedness, (d) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale, event of loss, or a change in control, and except for a customary special mandatory redemption in the event that the Acquisition is not consummated) prior to the Latest Maturity Date, in the case of any First Lien Acquisition Indebtedness, or the date that is 91 days following the Latest Maturity Date, in the case of any Junior Lien Acquisition Indebtedness or Unsecured Acquisition Indebtedness, (e) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans, (f) if such Indebtedness is secured, the security agreement relating to such Indebtedness shall not be materially more favorable (when taken as a whole) to the holders providing such Indebtedness than the existing Security Documents are to the Lenders (as determined in good faith by the Borrower), (g) if such Indebtedness is secured, the Additional Debt Representative with respect to such Indebtedness shall have become party to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable, and (h) such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

“Permitted Acquisition” means any acquisition by the Parent or any Restricted Subsidiary of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) the business of such acquired Person or division or line of business shall comply with the permitted businesses of the Parent and the Restricted Subsidiaries as provided in Section 6.03(b), (c) the portion of the fair market value of the consideration paid or delivered by any Loan Parties for such acquisition (excluding Equity Interests of the Parent) that is attributable to investments in Persons (whether or not Restricted Subsidiaries) that do not become Loan Parties as a result of such acquisition but in which the Borrower or any other Restricted Subsidiary shall own, directly or indirectly, any investment as a result of such acquisition (including the investment in the Person acquired, if it is not a Subsidiary Loan Party) are treated, at the time of such acquisition, as investments in such Person pursuant to Section 6.04 and are permitted to be made thereunder at such time (other than pursuant to the clause thereof that permits Permitted Acquisitions), and (d) (i) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent for which financial statements are available, does not exceed the Applicable Total Net Leverage Ratio as of such day and (ii) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, is not less than 3.00 to 1.00 (provided that if such acquisition is a Limited Condition Transaction, then the conditions precedent set forth in this clause (d) may be required, at the option of the Borrower, to be satisfied as of the date on which the binding agreement for such Limited Condition Transaction is entered into, rather than at the time of the consummation thereof).

“Permitted Encumbrances” means:

(a)  Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b)  carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s construction, artisan’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04;

(c)  pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations;

(d)  deposits to secure or in connection with the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, letters of credit or bankers’ acceptances issued, completion guarantees, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(e)  judgment liens in respect of judgments that do not constitute an Event of Default under clause (l) of Article VII;

(f)  easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Parent or any Restricted Subsidiary;

(g)  Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with creditor depository institution;

(h)  landlord’s or lessor’s Liens under leases of property to which the Parent or a Restricted Subsidiary is a party;

(i)  purported Liens evidenced by the filing of Uniform Commercial Code financing statements (x) in respect of operating leases or consignment of goods or (y) that is precautionary in nature in connection with a transaction that is not prohibited hereunder;

(j)  Liens arising by operation of law under Article 4 of the Uniform Commercial Code in connection with collection of items provided for therein or under Article 2 of the Uniform Commercial Code in favor of a reclaiming seller of goods or buyer of goods to the extent such Liens arise in connection with a transaction not prohibited hereunder;

(k)  Liens attaching solely to (i) cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with any investment permitted hereunder and (ii) proceeds of an Asset Disposition permitted hereunder that are held in escrow to secure obligations under the sale documentation relating to such disposition;

(l)  Liens in favor of customs and revenues authorities that secure payment of non-delinquent customs duties in connection with the importation of goods;

(m)  security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business;

(n)  with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any applicable law;

(o)  purchase options, call, and similar rights of, and restrictions for the benefit of, a third party with respect to Equity Interests held by the Parent or any Restricted Subsidiary in joint ventures;

(p)  Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(q)  Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; and

(r)  Liens that are contractual rights of set off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposits or sweep accounts of the Parent or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent and the Restricted Subsidiaries, (iii) relating to debit card or other payment services or (iv) relating to purchase orders and other agreements entered into by the Parent or any of the Restricted Subsidiaries in the ordinary course of business;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Governmental Receivables Program” means the Auto Supplier Support Program established by the United States Department of the Treasury pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008, as amended, or any other similar governmental receivables program approved by the Administrative Agent in its reasonable discretion; provided that the Parent or the Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such transaction. As of the Effective Date, no Permitted Government Receivables Program is in effect.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof to the extent such obligations are backed by the full faith and credit of the United States of America),

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-1 by S&P or P-1 by Moody’s or the equivalent rating from Fitch Ratings Inc.;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or any foreign country recognized by the United States of America which has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the foreign currency equivalent thereof) or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof or the equivalent rating from Fitch Ratings Inc.;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clauses (a), (e) and (f) of this definition of “Permitted Investments” and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;

(f) securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or Moody’s or the equivalent rating from Fitch Ratings Inc.;

(g) in the case of any Foreign Subsidiary, (i) direct obligations of the sovereign nation (or any agency thereof) in which such Subsidiary is organized and is conducting business or of Germany or France, or in obligations fully and unconditionally guaranteed by such sovereign nation, Germany or France (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (iii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors (or the parents of such obligors), which investments of obligors (or the parents of such obligors) are not rated as provided in such clauses or in clause (ii) above but which are, in the reasonable judgment of the Parent and the Borrower, comparable in investment quality to such investments and obligors (or the parents of such obligors);

(h) shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (f) above;

(i) time deposit accounts, certificates of deposits and money market deposits in an aggregate face amount not in excess 1% of Total Assets of the Parent as of the end of the Parent’s most recently completed fiscal year; and

(j) solely in the case of any Foreign Subsidiary, investments in certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any Affiliate of a Revolving Lender.

“Permitted Joint Ventures” means those investments in joint ventures described on Schedule 6.04B.

“Permitted Junior Lien Refinancing Debt” means Credit Agreement Refinancing Indebtedness constituting secured Indebtedness incurred by the Borrower in the form of one or more series of junior lien secured notes or junior lien secured loans; provided that (a) such Indebtedness is secured by the Collateral on a junior priority basis to the Liens securing the Secured Obligations and the obligations in respect of any Permitted Pari Passu Refinancing Debt and is not secured by any property or assets other than the Collateral, (b) an Additional Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to the Junior Lien Intercreditor Agreement and (c) such Indebtedness meets the Permitted Refinancing Debt Conditions.

“Permitted Pari Passu Refinancing Debt” means any Credit Agreement Refinancing Indebtedness in the form of secured Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or senior secured loans; provided that (a) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Liens securing the Secured Obligations and is not secured by any property or assets other than the Collateral, (b) an Additional Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to the Pari Passu Intercreditor Agreement and (c) such Indebtedness meets the Permitted Refinancing Debt Conditions.

“Permitted Receivables Factoring” means a factoring transaction pursuant to which the Parent or one or more Restricted Subsidiaries (or a combination thereof) sells (on a non-recourse basis, other than Standard Securitization Undertakings) Receivables (and Related Security) for cash consideration to a Person or Persons (other than to an Affiliate or to GM or any of its Affiliates).

“Permitted Receivables Financing” means a Permitted Receivables Securitization, a Permitted Governmental Receivables Program or a Permitted Receivables Factoring.

“Permitted Receivables Securitization” means transactions (other than pursuant to a Permitted Governmental Receivables Program or Permitted Receivables Factoring) pursuant to which the Parent or one or more of the Restricted Subsidiaries (or a combination thereof) realizes cash proceeds in respect of Receivables and Related Security by selling or otherwise transferring such Receivables and Related Security (on a non-recourse basis with respect to the Parent and the Restricted Subsidiaries, other than Standard Securitization Undertakings) to one or more Receivables Subsidiaries, and such Receivables Subsidiary or Receivables Subsidiaries realize cash proceeds in respect of such Receivables and Related Security; provided that the Parent or the Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such transaction.

“Permitted Refinancing Debt Conditions” means that such applicable Indebtedness (a) is not at any time guaranteed by any Subsidiary other than Subsidiaries that are Guarantors and (b) to the extent secured, the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent).

“Permitted Refinancing Indebtedness” means any Indebtedness (other than any Indebtedness incurred under this Agreement) of the Parent or a Restricted Subsidiary, issued in exchange for, or the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), Indebtedness of the Parent or such Restricted Subsidiary, as the case may be, that is permitted by this Agreement to be Refinanced; provided that:

(a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus all refinancing expenses incurred in connection therewith, including any related fees and expenses, make-whole amounts, original issue discount, unpaid accrued interest and premium thereon);

(b) the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to (and the maturity of such Permitted Refinancing Indebtedness is no earlier than) that of the Indebtedness being Refinanced;

(c) if the Indebtedness being Refinanced is subordinated in right of payment to any of the Secured Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Secured Obligations on terms at least as favorable, taken as a whole, to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced; provided that a certificate of an officer of the Borrower is delivered to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such subordination terms or drafts of the documentation relating thereto, stating that (i) the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement and (ii) unless the Administrative Agent disagrees by a specified date (as provided below), such terms and conditions shall be permitted, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees);

(d) no Permitted Refinancing Indebtedness shall have different obligors than the Indebtedness being Refinanced; and

(e) in the case of a Refinancing of Alternative Incremental Facility Debt, Credit Agreement Refinancing Indebtedness, Indebtedness outstanding under the Bridge Credit Agreements and Permanent Acquisition Financing Indebtedness, the terms of such Permitted Refinancing Indebtedness shall be no less favorable taken as a whole to the Parent and the Restricted Subsidiaries than the terms of the Indebtedness being Refinanced; provided that (i) a certificate of an officer of the Borrower is delivered to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that (A) the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement and (B) unless the Administrative Agent disagrees by a specified date (as provided below), such terms and conditions shall be permitted, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (ii) the pricing terms may be less favorable to the Parent and the Restricted Subsidiaries so long as it is being refinanced at the then-prevailing market price.

“Permitted Reorganization” means any reorganizations, contributions, distributions, Investments, liquidations, transfers, consolidations, dispositions and other activities related to tax planning, in each case with respect to and involving the Parent and the Restricted Subsidiaries; provided that, after giving effect thereto, the aggregate value of the Collateral, and the security interest of the Secured Parties therein, taken as a whole, is not materially impaired, and the Parent and the Restricted Subsidiaries shall be in compliance with the Collateral Requirement.

“Permitted Unsecured Refinancing Debt” means Credit Agreement Refinancing Indebtedness in the form of unsecured Indebtedness incurred by the Borrower in the form of one or more series of senior unsecured notes or loans; provided that such Indebtedness meets the Permitted Refinancing Debt Conditions.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Peso” or “Pesos” means the lawful currency of Mexico.

“Peso Limit” means an amount equal to $200,000,000.00.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA sponsored, maintained, or contributed to by the Parent or any ERISA Affiliate.

“Platform” has the meaning assigned to such term in Section 9.01(d).

“Prepayment Event” means:

(a) any sale, transfer, lease or other disposition (or series of related sales, leases, transfers or dispositions) by the Parent or any Restricted Subsidiary, including any disposition by means of a merger, consolidation, or similar transaction (each an “Asset Disposition”) pursuant to clause (j), (k) or (l) of Section 6.09, other than Asset Dispositions resulting in aggregate Net Cash Proceeds not exceeding (A) $50,000,000 in the case of any single Asset Disposition or series of related Asset Dispositions and (B) $100,000,000 for all such dispositions during any fiscal year;

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of the Parent or any Restricted Subsidiary, other than in respect of assets with a fair market value immediately prior to such event not exceeding (A) $50,000,000 in the case of any single such event and (B) $100,000,000 for all such events during any fiscal year; or

(c) the incurrence by the Parent or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted to be incurred under Section 6.01 or permitted by the Required Lenders pursuant to Section 9.02.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Pro Forma Basis” means, with respect to the calculation of the financial covenants contained in Sections 6.10 and 6.11 or otherwise for purposes of determining the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Applicable Total Net Leverage Ratio or the Cash Interest Expense Coverage Ratio as of any date, that such calculation shall give pro forma effect to all Permitted Acquisitions, the Acquisition, all issuances, incurrences or assumptions of Indebtedness (with any such Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms), all sales, transfers or other dispositions of any Equity Interests in a Subsidiary or all or substantially all the assets of a Subsidiary or division or line of business of a Subsidiary outside the ordinary course of business (and any related prepayments or repayments of Indebtedness), any Asset Disposition pursuant to Sections 6.09(k) and (l) and all Subsidiary Designations (each, a “Specified Transaction”), in each case that have occurred during (or, if such calculation is being made for the purpose of determining whether any proposed acquisition will constitute a Permitted Acquisition, any Incremental Extension of Credit may be made, any Alternative Incremental Facility Debt may be incurred, any Subsidiary Designation may be made or whether any other transaction under Article VI may be consummated, since the beginning of) the four consecutive fiscal quarter period of the Parent most recently ended on or prior to such date as if they occurred on the first day of such four consecutive fiscal quarter period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness if such Swap Agreement has a remaining term in excess of 12 months).

“Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchasing Borrower Party” means any of the Parent, the Borrower or any Restricted Subsidiary.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.20.

“Qualified Permitted Acquisition” has the meaning assigned to it in Section 6.10.

“Qualified Permitted Acquisition Pro Forma Calculation” means, to the extent required in connection with determining the permissibility of any Permitted Acquisition that constitutes a Qualified Permitted Acquisition, the calculations required by clause (d) in the definition of “Permitted Acquisition”.

“Ratio Debt” means Indebtedness of the Parent or any Restricted Subsidiary; provided that immediately after giving effect to the incurrence thereof and the application of the proceeds therefrom, (x) no Event of Default shall have occurred and be continuing, (y) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed 3.00 to 1.00 and (z) the aggregate outstanding principal amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties constituting Ratio Debt shall not exceed the greater of (1) $300,000,000 and (2) 5.25% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence; provided that (a) the stated final maturity of such Indebtedness shall not be earlier than the date that is 91 days after the Latest Maturity Date (except for any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, which Indebtedness, upon the maturity thereof, automatically converts into Indebtedness that satisfies the requirements set forth in this definition), (b) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, (x) upon the occurrence of an event of default, asset sale, event of loss, or a change in control and (y) in the case of any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, upon the incurrence of such refinancing or replacement Indebtedness as long as such refinancing or replacement Indebtedness satisfies the requirements set forth in this definition) prior to the date that is 91 days after the Latest Maturity Date, (c) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans (except for covenants or other provisions (i) applicable only to periods after the Latest Maturity Date in effect at the time such Indebtedness is incurred, (ii) that are on “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or (iii) that are also for the benefit of all other Lenders in respect of Loans and Commitments outstanding at the time such Ratio Debt is incurred), as determined in good faith by the Borrower (it being understood that such Indebtedness may include one or more financial maintenance covenants with which the Borrower shall be required to comply; provided that any such financial maintenance covenant shall also be for the benefit of all other Lenders in respect of all term “A” and revolving Loans and Commitments outstanding at the time that such Indebtedness is incurred) and (d) except in the case of any such Indebtedness incurred by non-Loan Parties pursuant to clause (z) above, such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

“Re-Registration Date” means the date on which Target is re-registered as a private company pursuant to Section 97 of the Act.

“Receivable” means an Account owing to the Parent or any Restricted Subsidiary (before its transfer to a Receivables Subsidiary or to another Person), whether now existing or hereafter arising, together with all cash collections and other cash proceeds in respect of such Account, including all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

“Receivables Financing Debt” means, as of any date with respect to any Permitted Receivables Financing, the amount of the outstanding uncollected Receivables subject to such Permitted Receivables Financing that would not be returned, directly or indirectly, to the Parent or the Borrower, if all such Receivables were to be collected at such date and such Permitted Receivables Financing were to be terminated at such date.

“Receivables Subsidiary” means a wholly owned Restricted Subsidiary that does not engage in any activities other than participating in one or more Permitted Receivables Securitizations and activities incidental thereto; provided that (a) such Restricted Subsidiary does not have any Indebtedness other than Indebtedness incurred pursuant to a Permitted Receivables Securitization owed to financing parties (including the Parent or the applicable seller of Receivables) supported by Receivables and Related Security and (b) neither the Parent nor any Subsidiary Guarantees any Indebtedness or other obligation of such Restricted Subsidiary, other than Standard Securitization Undertakings.

“Reference Rate” means, for any day, the Adjusted Term SOFR Rate as of such day for a Term Benchmark Borrowing with an Interest Period of three months’ duration (without giving effect to the proviso in the definition of the term “Adjusted Term SOFR Rate” herein).

“Reference Time”, with respect to any setting of the then-current Benchmark, means (a) if such Benchmark is the Term SOFR Rate, 5:00 a.m., Chicago time, on the day that is two Business Days preceding the date of such setting, (b) if such Benchmark is the EURIBO Rate, 11:00 a.m., Brussels time, two TARGET Days preceding the date of such setting, (c) if such Benchmark is the TIIE Rate, 11:00 a.m., Mexico City time, two Business Days preceding the date of such setting, (d) if the RFR for such Benchmark is SONIA, then four Business Days prior to such setting, (e) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (f) if such Benchmark is none of the foregoing, the time determined by the Administrative Agent in its reasonable discretion.

“Refinancing Facility Agreement” means an agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Refinancing Lenders, establishing Refinancing Term Loans, Refinancing Revolving Commitments or Refinancing Revolving Loans and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.26.

“Refinancing Revolving Commitments” means one or more Classes of revolving commitments hereunder established pursuant to a Refinancing Facility Agreement in accordance with Section 2.26.

“Refinancing Revolving Loans” means one or more Classes of revolving loans made pursuant to Refinancing Revolving Commitments.

“Refinancing Revolving Maturity Date” means, with respect to Refinancing Revolving Commitments of any Class (and the Refinancing Revolving Loans made thereunder), the scheduled date on which such Refinancing Revolving Commitments shall terminate (and such Refinancing Revolving Loans shall become due and payable in full hereunder), as specified in the applicable Refinancing Facility Agreement.

“Refinancing Term Commitments” means one or more Classes of term commitments hereunder that are established to fund Refinancing Term Loans pursuant to a Refinancing Facility Agreement in accordance with Section 2.26.

“Refinancing Term Loans” means one or more Classes of term loans hereunder made pursuant to Refinancing Term Commitments.

“Refinancing Term Maturity Date” means, with respect to Refinancing Term Loans of any Class, the scheduled date on which such Refinancing Term Loans shall become due and payable in full hereunder, as specified in the applicable Refinancing Facility Agreement.

“Register” has the meaning set forth in Section 9.04.

“Registrar” means Companies House, the registrar of companies for England and Wales.

“Regulated Bank” means a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000 that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation, (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913, (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 CFR part 211, (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii) or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction.

“Regulation D” means Regulation D of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Business” means any business in which the Parent or any of the Subsidiaries was engaged on the Effective Date and any business related, ancillary or complimentary to such business.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, trustees, members, managers, advisors, representatives and controlling persons of such Person and such Person’s Affiliates.

“Related Security” means, with respect to any Receivables subject to a Permitted Receivables Financing, all assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Receivables, including all collateral securing such Receivables, all contracts and all Guarantee or other obligations in respect of such Receivables, and all proceeds of such Receivables.

“Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv) with respect to a Benchmark Replacement in respect of Loans denominated in Pesos, the Mexican Central Bank (Banco de México), or a committee officially endorsed or convened by the Mexican Central Bank or, in each case, any successor thereto, and (v) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof.

“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Adjusted Term SOFR Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the Adjusted EURIBO Rate, (iii) with respect to any Term Benchmark Borrowing denominated in Pesos, the Adjusted TIIE Rate or (iv) with respect to any RFR Borrowing denominated in Dollars or Sterling, the applicable Adjusted Daily Simple RFR, as applicable.

“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Tranche B Term Loans concurrently with the incurrence by the Parent, the Borrower or any other Restricted Subsidiary of any loans incurred for the primary purpose of lowering the all-in yield of the applicable Tranche B Term Loans and made by banks or other institutional investors or any similar financing, in each case having a lower all-in yield (taking into account any original issue discount and upfront fees in respect of such financing and any pricing “floors” applicable thereto, but excluding any arrangement, commitment, structuring and underwriting fees, in each case not paid generally to all creditors providing such Indebtedness) than the all-in yield (determined in the same manner) applicable to the Tranche B Term Loans so prepaid or refinanced. For purposes of the foregoing, original issue discount and upfront fees shall be equated to interest based on an assumed four-year life to maturity (or, if less, the remaining life to maturity).

“Required Lenders” means, at any time, Lenders having Revolving Credit Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Aggregate Revolving Credit Exposure, outstanding Term Loans and unused Commitments at such time (excluding, for purposes of any such calculation, Defaulting Lenders, Excluded Term Commitment Lenders and Excluded Term Lenders).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Person, the chief financial officer, chief executive officer, principal accounting officer, treasurer or controller thereof, as applicable and any Person performing similar functions, as applicable.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Parent, the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Parent, the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Parent, the Borrower or any Restricted Subsidiary.

“Restricted Property” means any “Operating Property” or “shares of capital stock or Indebtedness issued by any Restricted Subsidiary and owned by the Company or Holdings or any Restricted Subsidiary”, in each case within the meaning of the Senior Notes Indenture.

“Restricted Subsidiary” means each Subsidiary other than an Unrestricted Subsidiary.

“Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

“Revaluation Date” means (a) with respect to an Alternative Currency Borrowing (i) with respect to any Term Benchmark Borrowing, (A) each date that is three Business Days before an Interest Payment Date with respect to such Borrowing and (B) if the Borrower elects a new Interest Period prior to the end of the existing Interest Period with respect to such Borrowing, the date of commencement of such new Interest Period and (ii) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (b) with respect to an Alternative Currency Letter of Credit, each date that is the first Monday following the fourth Saturday of each month or, if such date is not a Business Day, the next succeeding Business Day.

“Revolving Availability Period” means the period from and including the Closing Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

“Revolving Borrowing” means a Borrowing comprised of Revolving Loans.

“Revolving Commitment” means, with respect to each Revolving Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.23 and (c) reduced or increased from time to time pursuant to assignments by or to such Revolving Lender pursuant to Section 9.04. The initial amount of each Revolving Lender’s Revolving Commitment as of the Effective Date is set forth on Schedule 2.01 or in the Assignment and Assumption or Incremental Facility Agreement pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Commitments as of the Effective Date is $1,250,000,000.

“Revolving Commitment Increase” has the meaning assigned to such term in Section 2.23(b).

“Revolving Credit Exposure” means, with respect to any Revolving Lender at any time, the sum of (a) the outstanding principal amount of such Revolving Lender’s Revolving Loans denominated in Dollars at such time, (b) the Assigned Dollar Value of the outstanding principal amount of such Revolving Lender’s Revolving Loans denominated in an Alternative Currency at such time and (c) such Revolving Lender’s LC Exposure at such time.

“Revolving Lender” means a Lender with a Revolving Commitment or Revolving Credit Exposure.

“Revolving Loan” means a loan made pursuant to Section 2.01(b).

“Revolving Maturity Date” means the date that is five years after the Closing Date; provided that if on any date prior to such date (any such date, a “Reference Date”), any Springing Maturity Indebtedness with an aggregate principal amount then outstanding in excess of $250,000,000 is scheduled to mature on the date that is 91 days after such date, then the Revolving Maturity Date shall instead be the Reference Date; provided, further, that (a) the Revolving Maturity Date shall not be the Reference Date if, on such Reference Date, the Borrower shall have irrevocably deposited with the agent or trustee for the holders thereof or otherwise pursuant to customary escrow or similar arrangements permitted hereunder, funds in an amount sufficient, and to be used, to repay or redeem in full the applicable Springing Maturity Indebtedness, together with all accrued and unpaid interest, premiums and fees in respect thereof and (b) if any such day is not a Business Day, the Revolving Maturity Date shall be the Business Day immediately preceding such day.

“RFR” means, for any RFR Loan denominated in (a) Sterling, SONIA and (b) Dollars, Daily Simple SOFR.

“RFR Business Day” means, for any Loan denominated in (a) Sterling, any day except for a Saturday, a Sunday or a day on which banks are closed for general business in London and (b) Dollars, a U.S. Government Securities Business Day.

“RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or domiciled in a Sanctioned Country or (c) any Person 50% or more owned in the aggregate or controlled by any such Person or Persons.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority with jurisdiction over any party hereto.

“Scheme” means an English law governed scheme of arrangement effected under part 26 of the Act to be proposed by the Target to the Target Shareholders to implement the Acquisition as contemplated by the Scheme Documents.

“Scheme Circular” means, if the Acquisition is implemented by means of a Scheme, a circular (including any supplementary circular) issued by the Target addressed to the Target Shareholders containing, inter alia, the details of the Acquisition, the Scheme and the notices convening the Court Meeting and the Target General Meeting.

“Scheme Court Order” means, if the Acquisition is implemented by means of a Scheme, the order of the Court sanctioning the Scheme pursuant to Section 899 of the Act.

“Scheme Documents” means each of the Scheme Circular, the Scheme Court Order, the Scheme Resolutions and any other document sent to the holders of Target Shares in relation to the terms and conditions of the Scheme and the Scheme Court Order and any other document designated in writing as a Scheme Document by the Administrative Agent and the Parent.

“Scheme Effective Date” means, if the Acquisition is implemented by means of a Scheme, the date on which a copy of the Scheme Court Order is duly filed on behalf of the Target with the Registrar and the Scheme becomes effective in accordance with section 899 of the Companies Act.

“Scheme Resolutions” means the resolutions of the Target referred to and substantially in the form set out in the Scheme Circular and to be considered at the Court Meeting and the Target General Meeting.

“Screen Rate” means (a) in respect of the Term SOFR Rate for any Interest Period, the Term SOFR Reference Rate, (b) in respect of the EURIBO Rate for any Interest Period, the euro interbank offered rate administered by the European Money Markets Institute for such Interest Period appearing on page EURIBOR 1 of the Reuters Service (and if such page is replaced or such service ceases to be available, another page or service displaying the appropriate rate designated by the Administrative Agent in consultation with the Borrower) and (c) in respect of the TIIE Rate for any Interest Period, a rate per annum equal to the Interbank Equilibrium Interest Rate (Tasa de Interés Interbancaria de Equilibrio) for a period of 28 or 91 days or such other period so published as is most nearly equal to the relevant Interest Period, in each case as published by the Mexican Central Bank (Banco de México) in the Mexican Federal Official Gazette (Diario Oficial de la Federación) (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the first day of the relevant Interest Period, or if such day is not a Business Day, on the immediately preceding Business Day on which there was such a quote (and if such rate shall cease to be published by the Mexican Central Bank in the Mexican Federal Official Gazette or otherwise shall cease to be available, any rate specified by the Mexican Central Bank as the substitute rate therefor or any other rate determined by the Administrative Agent in consultation with the Borrower to be a similar rate published by the Mexican Central Bank).

“Screened Affiliate” means any Affiliate of a Lender (i) that makes investment decisions independently from such Lender and any other Affiliate of such Lender that is not a Screened Affiliate, (ii) that has in place customary information screens between it and such Lender and any other Affiliate of such Lender that is not a Screened Affiliate and such screens prohibit the sharing of information with respect to Parent or its Subsidiaries, (iii) whose investment policies are not directed by such Lender or any other Affiliate of such Lender that is acting in concert with such Lender in connection with its investment in the Loan Document Obligations, and (iv) whose investment decisions are not influenced by the investment decisions of such Lender or any other Affiliate of such Lender that is acting in concert with such Lender in connection with its investment in the Loan Document Obligations.

“Second Lien Bridge Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the Second Lien Bridge Credit Agreement.

“Second Lien Bridge Credit Agreement” means the Second Lien Bridge Credit Agreement dated as of January 29, 2025, among the Parent, the Borrower and the Second Lien Bridge Administrative Agent.

“Second Lien Bridge Loans” means the bridge loans borrowed by the Borrower under the Second Lien Bridge Credit Agreement.

“Secured Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Secured Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

“Secured Obligations” has the meaning assigned to such term in the Collateral Agreement.

“Secured Parties” has the meaning assigned to such term in the Collateral Agreement.

“Security Documents” means the Collateral Agreement, the Mortgages, any Intercreditor Agreement and each other security agreement or other instrument or document executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09 or 5.10 to secure any of the Secured Obligations.

“Senior Notes” means the Borrower’s (a) 6.50% senior notes due 2027, (b) 6.875% senior notes due 2028 and (c) 5.00% senior notes due 2029, in each case issued pursuant to the Senior Notes Indenture and outstanding as of the Effective Date.

“Senior Notes Indenture” means the Indenture dated as of November 3, 2011, among the Borrower, the Parent, certain subsidiary guarantors and U.S. Bank National Association, as trustee, as supplemented by (a) the First Supplemental Indenture dated as of March 23, 2017, (b) the Second Supplemental Indenture dated as of May 17, 2017, (c) the Third Supplemental Indenture dated as of March 23, 2018 and (d) the Fourth Supplemental Indenture dated as of May 14, 2024.

“Short Derivative Instrument” means a Derivative Instrument (i) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with positive changes to the Performance References and/or (ii) the value of which generally increases, and/or the payment or delivery obligations under which generally decrease, with negative changes to the Performance References.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“Specified ECF Percentage” means, with respect to any fiscal year, (a) if the Total Net Leverage Ratio as of the last day of such fiscal year is greater than 2.50 to 1.00, 50%, (b) if the Total Net Leverage Ratio as of the last day of such fiscal year is less than or equal to 2.50 to 1.00, but greater than 2.00 to 1.00, 25% and (c) if the Total Net Leverage Ratio as of the last day of such fiscal year is less than or equal to 2.00 to 1.00, 0%; provided that, in each case, if the Excess Cash Flow for such fiscal year is less than or equal to $50,000,000, the Specified ECF Percentage for such fiscal year shall be 0%.

“Specified Subsidiary” means any Restricted Subsidiary (other than the Borrower) that (a) accounts (together with its subsidiaries on a consolidated basis) for less than 10% of Total Assets of the Parent and (b) accounts (together with its subsidiaries on a consolidated basis) for less than 10% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available, in each case, determined in accordance with GAAP; provided that all such Restricted Subsidiaries, taken together, shall not account for greater than 10% of Total Assets of the Parent or greater than 10% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available.

“Specified Transaction” has the meaning assigned to such term in the definition of Pro Forma Basis.

“Spot Exchange Rate” means, on any day, (a) with respect to any Alternative Currency in relation to Dollars, the spot rate at which Dollars are offered on such day for such Alternative Currency which appears on page FXFX of the Reuters Screen at approximately 11:00 a.m., London time (and if such spot rate is not available on the applicable page of the Reuters Screen, such spot rate as is quoted by the Administrative Agent to major money center banks at approximately 11:00 a.m., New York City time) and (b) with respect to Dollars in relation to any specified Alternative Currency, the spot rate at which such specified Alternative Currency is offered on such day for Dollars which appears on page FXFX of the Reuters Screen at approximately 11:00 a.m., London time (and if such spot rate is not available on the applicable page of the Reuters Screen, such spot rate as is quoted by the Administrative Agent to major money center banks at approximately 11:00 a.m., New York City time). For purposes of determining the Spot Exchange Rate in connection with an Alternative Currency Borrowing, such Spot Exchange Rate shall be determined as of the Denomination Date for such Borrowing with respect to the transactions in the applicable Alternative Currency that will settle on the date of such Borrowing.

“Springing Maturity Indebtedness” means each series of the Senior Notes described in clauses (a), (b) and (c) of the definition of such term and any Indebtedness incurred to refinance, refund or replace any such Indebtedness (or any previously incurred refinancing Indebtedness in respect of such Indebtedness).

“Squeeze-Out Notice” means a notice under section 979 of the Act given by the Parent to a shareholder of the Target implementing the Squeeze-Out Procedure.

“Squeeze-Out Procedure” means, if the Acquisition is implemented by means of an Offer, the procedure to be implemented following the Unconditional Date under Chapter 3 of Part 28 of the Act to acquire all of the outstanding Target Shares which the Parent has not acquired, contracted to acquire or in respect of which it has not received valid acceptances.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities made by the Parent or any of the Restricted Subsidiaries in connection with a Permitted Receivables Financing that are customary for Permitted Receivables Financings of the same type; provided that Standard Securitization Undertakings shall not include any Guarantee of any Indebtedness or collectability of any Receivables.

“Starter Available Amount” means, at any time, (a) the greater of (i) $350,000,000 and (ii) 3.25% of Total Assets, minus (b) the sum at such time of (i) Investments previously or concurrently made under Section 6.04(p), plus (ii) Restricted Payments previously or concurrently made under Section 6.07(a)(viii), plus (iii) repayments, repurchases, redemptions, retirements or other acquisitions for value of Junior Debt previously or concurrently made under Section 6.07(b)(iv).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent or any Lender is subject with respect to the Adjusted EURIBO Rate or Adjusted TIIE Rate, as applicable, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentages shall include those imposed pursuant to such Regulation D. Term Benchmark Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” means lawful money of the United Kingdom.

“Sterling Limit” means an amount equal to $200,000,000.00.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Parent, including the Borrower.

“Subsidiary Designation” means (a) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (b) any designation of an Unrestricted Subsidiary as a Restricted Subsidiary, in each case in accordance with Section 5.13.

“Subsidiary Loan Party” means any Restricted Subsidiary that is not the Borrower or an Excluded Subsidiary.

“Successor Borrower” has the meaning assigned to such term in Section 6.03.

“Supported QFC” has the meaning assigned to it in Section 9.20.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent or the Subsidiaries shall be a Swap Agreement.

“Syndication Letter” means the Engagement and Syndication Letter dated as of January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Synergy or Cost Saving Initiative” has the meaning assigned to such term in the definition of Consolidated EBITDA.

“Takeover Code” means the UK City Code on Takeovers and Mergers, as administered by the Takeover Panel and as amended from time to time.

“Takeover Panel” means the UK Panel on Takeovers and Mergers.

“Target” means Dowlais Group plc, a company organized under the laws of England and Wales with registered number 14591224.

“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Target Credit Agreement” means Senior Term and Revolving Facilities Agreement dated as of February 22, 2023, among the Target, G.K.N. Industries Limited, the lenders party thereto, HSBC Bank plc, as agent, and the other parties party thereto, and shall include any amendment, refinancing or replacement thereof.

“Target General Meeting” means the general meeting of the shareholders of the Target (and any adjournment thereof) to be convened in connection with the Scheme for the purpose of considering, and, if thought fit, approving the shareholder resolutions necessary to enable the Target to implement the Acquisition by means of a Scheme.

“Target Group” means the Target and its subsidiaries.

“Target Notes” means the senior notes of G.K.N. Industries Limited issued pursuant to the Note Purchase Agreement dated October 30, 2024, among Delta, G.K.N. Industries Limited, the guarantors from time to time party thereto and the purchasers party thereto, and shall including any refinancing or replacement thereof.

“Target Shareholders” means the holders of Target Shares.

“Target Shares” means the ordinary shares of the capital of the Target.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding) imposed by any Governmental Authority, and includes all liabilities, penalties and interest with respect to such amounts.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBO Rate or the Adjusted TIIE Rate.

“Term Borrowing” means a Borrowing comprised of Term Loans.

“Term Commitments” means, collectively, the Tranche A Term Commitments, the Tranche B Term Commitments, the Incremental Term Commitments and the Refinancing Term Commitments.

“Term Lenders” means, collectively, the Tranche A Term Lenders, the Tranche B Term Lenders, the Lenders with outstanding Incremental Term Loans or Incremental Term Commitments and the Lenders with outstanding Refinancing Term Loans or Refinancing Term Commitments.

“Term Loans” means, collectively, the Tranche A Term Loans, the Tranche B Term Loans, the Incremental Term Loans and the Refinancing Term Loans.

“Term SOFR Determination Day” has the meaning set forth in the definition of Term SOFR Reference Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the applicable Screen Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm, New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five Business Days prior to such Term SOFR Determination Day.

“TIIE Rate” means, with respect to any Term Benchmark Borrowing denominated in Pesos for any Interest Period, an interest rate per annum equal to the applicable Screen Rate as of 11:00 a.m., Mexico City time, two Business Days prior to the first day of such Interest Period. If the TIIE Rate at any time shall be less than 0.00% per annum, such rate shall be deemed to be 0.00% per annum.

“Total Assets” means the amount of total assets of the Parent and its Restricted Subsidiaries that would be reflected on a balance sheet of the Parent prepared as of such date on a consolidated basis in accordance with GAAP.

“Total First Lien Indebtedness” means, as of any date, the aggregate principal amount of Total Indebtedness that is secured on a first priority basis by a Lien on any property or asset of the Parent or any Restricted Subsidiary.

“Total Indebtedness” means, as of any date, the sum (without duplication) of (a) the aggregate principal amount of Indebtedness of the Parent and the Restricted Subsidiaries outstanding as of such date that consists of Capital Lease Obligations, obligations for borrowed money and obligations in respect of the deferred purchase price of property or services (in the case of any earn-out or similar contingent obligation, solely to the extent due and payable (and unpaid) as of any applicable date of determination), determined on a consolidated basis, plus (b) the aggregate amount, if any, of Receivables Financing Debt in respect of any Permitted Receivables Securitization outstanding as of such date; provided that, solely for purposes of determining compliance by the Parent with the financial covenant set forth in Section 6.10 prior to the Closing Date, Consolidated Indebtedness shall be deemed to exclude any Indebtedness incurred to finance the Transactions the proceeds of which are held in escrow as contemplated by clause (C) of the last sentence of Section 9.02 pursuant to escrow arrangements reasonably satisfactory to the Administrative Agent, so long as the cash subject to such escrow is at least equal to the aggregate principal amount of such Indebtedness (and it being understood that such Indebtedness shall constitute Total Indebtedness for all other purposes hereunder).

“Total Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

“Total Secured Indebtedness” means, as of any date, the aggregate principal amount of Total Indebtedness that is secured by a Lien on any property or asset of the Parent or any Restricted Subsidiary.

“Tranche A Term Commitment” means, with respect to each Term Lender, the commitment, if any, of such Lender to make Tranche A Term Loans hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender, as such commitment may be (i) reduced from time to time pursuant to Section 2.08 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Tranche A Term Commitment is set forth on Schedule I or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche A Term Commitment, as applicable. The initial aggregate amount of the Lenders’ Tranche A Term Commitments on the Effective Date is $484,250,000.

“Tranche A Term Lender” means a Lender with a Tranche A Term Commitment or an outstanding Tranche A Term Loan.

“Tranche A Term Loan” means a Loan made pursuant to Section 2.01(a)(i).

“Tranche A Term Maturity Date” means the date that is five years after the Closing Date; provided that if on any date prior to such date (any such date, a “Reference Date”), any Springing Maturity Indebtedness with an aggregate principal amount then outstanding in excess of $250,000,000 is scheduled to mature on the date that is 91 days after such date, then the Tranche A Term Maturity Date shall instead be the Reference Date; provided, further, that (a) the Tranche A Term Maturity Date shall not be the Reference Date if, on such Reference Date, the Borrower shall have irrevocably deposited with the agent or trustee for the holders thereof or otherwise pursuant to customary escrow or similar arrangements permitted hereunder, funds in an amount sufficient, and to be used, to repay or redeem in full the applicable Springing Maturity Indebtedness, together with all accrued and unpaid interest, premiums and fees in respect thereof and (b) if any such day is not a Business Day, the Tranche A Term Maturity Date shall be the Business Day immediately preceding such day.

“Tranche B Reallocation Amount” means, at any time prior to the Closing Date, an amount equal to (a) the aggregate amount of reductions in the Tranche B Term Commitments made hereunder at or prior to such time, minus (b)(i) the amount of Incremental Term Commitments established in reliance on clause (i)(A)(II) of the proviso to Section 2.23(a) at or prior to such time and (ii) the amount of First Lien Acquisition Indebtedness incurred in reliance on clause (x)(II) of the proviso to Section 6.01(a)(xvii) at or prior to such time.

“Tranche B Term Commitment” means, with respect to each Term Lender, the commitment, if any, of such Lender to make Tranche B Term Loans during the Availability Period. The initial aggregate amount of the Lenders’ Tranche B Term Commitments on the Effective Date is $1,491,000,000.

“Tranche B Term Lender” means a Lender with a Tranche B Term Commitment or an outstanding Tranche B Term Loan.

“Tranche B Term Loan” means a Loan made pursuant to Section 2.01(a)(ii).

“Tranche B Term Maturity Date” means the date that is seven years after the Closing Date.

“Transaction Costs” means all fees and expenses (including premiums and original issue discount) incurred by the Parent, the Borrower or any Restricted Subsidiary in connection with the Transactions.

“Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents (including this Agreement) to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, (b) the consummation of the Acquisition (including the transactions necessary to effectuate the Acquisition) and the transactions contemplated by the Acquisition Documents, (c) the consummation of the Existing Indebtedness Refinancing, (d) the execution, delivery and performance by each Loan Party of the definitive documentation for the Permanent Acquisition Financing Indebtedness and the Bridge Loans, the incurrence of the Indebtedness thereunder and the use of the proceeds thereof and (e) the payment of the Transaction Costs.

“Transformative Acquisition” means any acquisition by the Parent or any Restricted Subsidiary that (a) is not permitted under this Agreement immediately prior to the consummation thereof or (b) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, would not provide the Loan Parties with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith.

“Transformative Disposition” means any disposition by the Parent or any Restricted Subsidiary that is not permitted under this Agreement immediately prior to the consummation thereof.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to (a) the Term SOFR Rate, the EURIBO Rate or the TIIE Rate (or more generally by reference to a Term Benchmark), (b) the Alternate Base Rate or (c) SONIA or Daily Simple SOFR (or more generally by reference to an RFR).

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the personal property security laws of any jurisdiction other than the State of New York, “UCC” or “Uniform Commercial Code” means those personal property security laws as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority and for the definitions related to such provisions.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unamended Total Net Leverage Ratio” has the meaning assigned to such term in Section 6.10.

“Unconditional Date” means the date on which the Offer is declared or becomes wholly unconditional.

“Unrestricted Cash” means unrestricted cash and cash equivalents of the Parent or any of the Restricted Subsidiaries and not controlled by or subject to any Lien or other preferential arrangement in favor of any creditor (other than Liens created under the Loan Documents, any Liens permitted by clause (k) of Section 6.02 and Liens constituting Permitted Encumbrances of the type referred to in clause (g) of the definition of such term).

“Unrestricted Subsidiary” means (a) any Subsidiary that is designated as an Unrestricted Subsidiary by the Borrower pursuant to Section 5.13 subsequent to the Effective Date and (b) any Subsidiary of an Unrestricted Subsidiary.

“Unsecured Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means (i) for purposes of Sections 3.18 and 6.13 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(e)(i)(C).

“Weighted Average Yield” means, with respect to any Loan, the weighted average yield to stated maturity of such Loan based on the interest rate or rates applicable thereto and giving effect to all upfront or similar fees or original issue discount payable to the Lenders advancing such Loan with respect thereto (with upfront or similar fees and original issue discount being equated to interest based on an assumed four-year life to maturity (or, if less, the remaining life to maturity)) and to any interest rate “floor”, but excluding any arrangement, commitment, structuring and underwriting fees paid or payable to the arrangers (or similar titles) or their affiliates, in each case in their capacities as such, in connection with such Loans, and excluding any ticking fees paid or payable in connection with such Loans (regardless of whether paid, in whole or in part, to any or all Lenders of such Loans); provided that, with respect to the calculation of the Weighted Average Yield of any existing Loan in connection with any Incremental Extension of Credit, (a) to the extent that the Reference Rate on the effective date of such Incremental Extension of Credit is less than the interest rate floor, if any, applicable to such Incremental Extension of Credit, then the amount of such difference shall be deemed to be added to the Weighted Average Yield for such existing Loan solely for the purpose of determining whether an increase in the interest rate for such Loan shall be required pursuant to Section 2.23(b) and (b) to the extent that the Reference Rate on the effective date of such Incremental Extension of Credit is less than the interest rate floor, if any, applicable to such Incremental Extension of Credit, then the amount of such difference shall be deemed to be added to the Weighted Average Yield of such Incremental Extension of Credit solely for the purpose of determining whether an increase in the interest rate for the applicable Loans shall be required pursuant to Section 2.23(b). For purposes of determining the Weighted Average Yield of any floating rate Indebtedness at any time, the rate of interest applicable to such Indebtedness at such time shall be assumed to be the rate applicable to such Indebtedness at all times prior to maturity; provided that appropriate adjustments shall be made for any changes in rates of interest provided for in the documents governing such Indebtedness (other than those resulting from fluctuations in interbank offered rates, prime rates, Federal funds rates or other external indices not influenced by the financial performance or creditworthiness of the Parent, the Borrower or any Restricted Subsidiary).

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02. Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Class (e.g., a “Revolving Loan” or “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Loan”, an “RFR Loan”, a “Term SOFR Loan” or a “EURIBOR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan”, an “RFR Revolving Loan” or a “Term SOFR Revolving Borrowing”).

SECTION 1.03. Terms Generally; Other Interpretive Provisions. (a)  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), unless otherwise expressly stated to the contrary, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)  With respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that require compliance with a financial ratio or test (including the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Applicable Total Net Leverage Ratio) (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts shall be disregarded in the calculation of the financial ratio or test applicable to such Incurrence Based Amounts. Notwithstanding anything to the contrary herein, for purposes of determining whether any transaction or action is permitted under any covenant set forth in Article VI, the Borrower may rely on more than one basket or exception within a covenant hereunder and the Borrower may divide and classify such transaction or action within the applicable covenant in any manner that complies with the terms set forth therein, and may later divide and reclassify any such transaction or action so long as the transaction or action (as so divided and/or reclassified) would be permitted to be made in reliance on the applicable baskets and exceptions within such covenant as of the date of such reclassification (it being understood that such classification or reclassification shall be subject to all the applicable terms and parameters of such exceptions and baskets).

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that (a) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (b) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Parent or any Subsidiary at “fair value”, as defined therein.

SECTION 1.05. Pro Forma Calculations; Limited Condition Transactions. (a)  With respect to any period during which any Specified Transaction occurs, for purposes of determining compliance with the covenants contained in Sections 6.10 and 6.11 or otherwise for purposes of determining the Total Net Leverage Ratio, the Applicable Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio or the Cash Interest Expense Coverage Ratio, calculations with respect to such period shall be made on a Pro Forma Basis.

(b)  In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of (i) determining compliance with any provision of this Agreement (other than the financial covenants set forth in Section 6.10 and Section 6.11) which is subject to a Default or an Event of Default qualifier (including any representation and warranty related thereto) or requires the calculation of any financial ratio or test, including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Applicable Total Net Leverage Ratio and the Total Net Leverage Ratio or (ii) testing availability under baskets set forth in this Agreement (including baskets subject to Default or Event of Default conditions), at the option of the Borrower (and if the Borrower elects to exercise such option, such option shall be exercised on or prior to the date of the definitive agreements, notice of prepayment (or similar notice) or declaration of the Restricted Payment, in each case with respect to such Limited Condition Transaction) (any such election, an “LCT Election”) the date of such determination shall be deemed to be the date the definitive agreements, declaration or notice for such Limited Condition Transaction are entered into, made or delivered, as applicable (the “LCT Test Date”), and if, after giving effect to the Limited Condition Transaction (and the other transactions to be entered into in connection therewith) on a Pro Forma Basis, the Borrower would have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket (and any related representations, warranties, requirements and conditions), such ratio, test or basket (and any related representations, warranties, requirements and conditions) shall be deemed to have been complied with (or satisfied). For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would have failed to have been complied with as a result of fluctuations in any such ratio, test or basket, at or prior to the consummation of the relevant transaction or action, such baskets, tests or ratios will not be deemed to have failed to have been complied with as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test or basket availability with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any investment permitted under Section 6.04, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness or any other action or transaction (each, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or irrevocable notice for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a Pro Forma Basis (i) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.

SECTION 1.06. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.07. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars or an Alternative Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a benchmark transition event, Section 2.14 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 1.08. Effectuation of Acquisition Transactions. Without prejudice and subject to Section 4.03, all references herein to the Parent and the Subsidiaries on each Funding Date shall be deemed to be references to such Persons, and all of the representations and warranties of the Parent and the Borrower contained in this Agreement shall be deemed made on each Funding Date, in each case, upon and following the Acquisition Completion Date, after giving effect to the Acquisition and the related transactions, unless the context otherwise requires.

SECTION 1.09. Closing Date Adjustments. With respect to any basket or exception under this Agreement that is specified to equal the greater of (x) a “fixed” dollar amount (the “Dollar Component”) and (y) a “grower” amount equal to a stated percentage of Total Assets (the “Total Assets Component”), the Dollar Component of each such basket or exception shall be automatically and permanently adjusted on the Closing Date to an amount equal to the product of (i) the applicable percentage of Total Assets under the Total Assets Component of such basket or exception, expressed as a decimal, multiplied by (ii) Total Assets as of the Closing Date, determined after giving effect to the Acquisition.

SECTION 1.10. Exchange Rates; Currency Equivalents. Any amount specified in this Agreement (other than in Articles II, VIII and IX) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount to be determined at the Exchange Rate; provided if any basket is exceeded solely as a result of fluctuations in applicable currency exchange rates after the last time such basket was utilized, such basket will not be deemed to have been exceeded solely as a result of such fluctuations in currency exchange rates.

ARTICLE II

The Credits

SECTION 2.01. Commitments. (a)  Subject to the terms and conditions set forth herein, each Term Lender severally agrees (i)  to make “tranche A” term loans (in Dollars) to the Borrower on the Closing Date in a principal amount not exceeding its Tranche A Term Commitment and (ii)  to make “tranche B” term loans (in Dollars) to the Borrower from time to time during the Availability Period in a principal amount not exceeding its Tranche B Term Commitment as in effect immediately prior to the making of such loan; provided that there shall be no more than three Funding Dates.

(b)  Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make Revolving Loans (in Dollars or, subject to Section 2.02(d), an Alternative Currency) to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount that will not result in (i) such Revolving Lender’s Revolving Credit Exposure exceeding such Revolving Lender’s Revolving Commitment, (ii) the sum of the total Revolving Credit Exposures exceeding the total Revolving Commitments, (iii) the sum of the Assigned Dollar Values of the aggregate principal amount of all outstanding Revolving Loans denominated in Euro plus the total LC Exposure attributable to Letters of Credit and LC Disbursements denominated in Euro exceeding the Euro Limit, (iv) the sum of the Assigned Dollar Values of the aggregate principal amount of all outstanding Revolving Loans denominated in Sterling plus the total LC Exposure attributable to Letters of Credit and LC Disbursements denominated in Sterling exceeding the Sterling Limit or (v) the sum of the Assigned Dollar Values of the aggregate principal amount of all outstanding Revolving Loans denominated in Pesos plus the total LC Exposure attributable to Letters of Credit and LC Disbursements denominated in Pesos exceeding the Peso Limit. Notwithstanding the foregoing, Revolving Loans may only be drawn on the Closing Date (i) to fund the Transaction Costs, (ii) to refinance any loans outstanding under the revolving facility under the Existing Credit Agreement and (iii) for other purposes permitted under this Agreement in an aggregate principal amount not to exceed $175,000,000.

(c)  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

SECTION 2.02. Loans and Borrowings. (a)  Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)  Subject to Section 2.14, (i)(A) each Revolving Borrowing denominated in Dollars shall be comprised entirely of ABR Loans, Term SOFR Loans or Daily Simple SOFR Loans and (B) each Tranche A Term Borrowing and each Tranche B Term Borrowing shall be comprised entirely of ABR Loans or Term SOFR Loans, in each case as the Borrower may request in accordance herewith, (ii) each Revolving Borrowing denominated Euros shall be comprised entirely of EURIBOR Loans, (iii) each Revolving Borrowing denominated in Pesos shall be comprised entirely of TIIE Loans and (iv) each Revolving Borrowing denominated in Sterling shall be comprised entirely of SONIA Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.15, 2.17 or 2.19 to the extent such amounts would not have been payable had such Lender not exercised such option.

(c)  Subject to paragraph (d) of this Section, (i) at the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000 and (ii) at the time that each RFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000; provided that, for purposes of the foregoing, each Alternative Currency Borrowing shall be deemed to be in an amount equal to the Dollar Equivalent of the amount of such Borrowing at the time such Borrowing was made, without giving effect to any adjustments to such amount pursuant to Section 2.22; provided further, that a Term Benchmark Revolving Borrowing or RFR Revolving Borrowing may be in an aggregate amount that is required to finance the reimbursement of an LC Disbursement denominated in an Alternative Currency as contemplated by Section 2.05(e). At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement denominated in Dollars as contemplated by Section 2.05(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Term Benchmark Revolving Borrowings or RFR Revolving Borrowings outstanding or 10 Term Benchmark Term Borrowings or RFR Term Borrowings outstanding.

(d)  Loans made pursuant to any Alternative Currency Borrowing shall be made in the Alternative Currency specified in the applicable Borrowing Request in an aggregate amount equal to the Alternative Currency Equivalent of the Dollar amount specified in such Borrowing Request; provided that, for purposes of the Borrowing amounts specified in paragraph (c), each Alternative Currency Borrowing shall be deemed to be in a principal amount equal to its Assigned Dollar Value.

(e)  Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the applicable Maturity Date.

SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by delivery of a written Borrowing Request (a) in the case of a Term Benchmark Borrowing, not later than for (i) a Revolving Borrowing or a Term Borrowing of Tranche A Term Loans, 2:00 p.m., New York City time, and (ii) a Term Borrowing of Tranche B Term Loans, 12:00 noon, New York City time, three Business Days (or, in the case of a Revolving Borrowing that is an Alternative Currency Borrowing, four Business Days, or, in the case of any Term Benchmark Borrowing on the Closing Date, such shorter period as may be acceptable to the Administrative Agent) before the date of the proposed Borrowing, (b) in the case of an ABR Borrowing, not later than for (i) a Revolving Borrowing or a Term Borrowing of Tranche A Term Loans, 2:00 p.m., New York City time, and (ii) for a Term Borrowing of Tranche B Term Loans, 12:00 noon, New York City time, on the date of the proposed Borrowing or (c) in the case of an RFR Borrowing, not later than 11:00 a.m., New York City time, five Business Days before the date of the proposed Borrowing. Each such Borrowing Request shall be in a form approved by the Administrative Agent and signed by the Borrower and shall be delivered by hand, facsimile or electronic mail to the Administrative Agent and shall be irrevocable; provided that any Borrowing Request may state that it is conditioned upon the consummation of any transaction specified therein. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)  the Class of the requested Borrowing;

(ii)  the aggregate amount (expressed in Dollars) and, in the case of a Revolving Borrowing, currency (which must be Dollars or an Alternative Currency) of the requested Borrowing;

(iii)  the date of such Borrowing, which shall be a Business Day;

(iv)  whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing, as applicable;

(v)  in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vi)  the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of any Borrowing denominated in Dollars is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no currency is specified with respect to any Revolving Borrowing, then the Borrower shall be deemed to have requested that such Borrowing be denominated in Dollars. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration (or 28 days’ duration, in the case of a Borrowing denominated in Pesos). Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. [Reserved].

SECTION 2.05. Letters of Credit. (a)  General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account (or, so long as the Borrower is a joint and several co-applicant with respect thereto, the account of any other Loan Party), in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period. The Borrower unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the account of any other Loan Party as provided in the first sentence of this paragraph, it will be fully responsible for the reimbursement of LC Disbursements, the payment of interest thereon and the payment of fees due under Section 2.12(b) to the same extent as if it were the sole account party in respect of such Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b)  Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or fax (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the currency in which such Letter of Credit is to be denominated (which shall be Dollars or an Alternative Currency), the amount of such Letter of Credit (expressed in the applicable currency), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) (x) the LC Exposure shall not exceed $350,000,000.00 and (y) the portion of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank shall not exceed the LC Commitment of such Issuing Bank (unless otherwise agreed by such Issuing Bank), (ii) the total Revolving Credit Exposures shall not exceed the total Revolving Commitments, (iii) the sum of the Assigned Dollar Values of the aggregate principal amount of all outstanding Revolving Loans denominated in Euro plus the total LC Exposure attributable to Letters of Credit and LC Disbursements denominated in Euro shall not exceed the Euro Limit, (iv) the sum of the Assigned Dollar Values of the aggregate principal amount of all outstanding Revolving Loans denominated in Sterling plus the total LC Exposure attributable to Letters of Credit and LC Disbursements denominated in Sterling shall not exceed the Sterling Limit and (v) the sum of the Assigned Dollar Values of the aggregate principal amount of all outstanding Revolving Loans denominated in Pesos plus the total LC Exposure attributable to Letters of Credit and LC Disbursements denominated in Pesos shall not exceed the Peso Limit. Notwithstanding the foregoing, no Lender, in its capacity as Issuing Bank, shall have any obligation to issue any Letter of Credit if, after giving effect to the issuance of such Letter of Credit, the sum of the aggregate face amount of all Letters of Credit issued, and all then outstanding Revolving Loans made, by such Lender would exceed such Lender’s Revolving Commitment.

(c)  Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after such extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date. For the avoidance of doubt, if the Revolving Maturity Date shall be extended pursuant to Section 2.25, “Revolving Maturity Date” as referenced in this paragraph shall refer to the Revolving Maturity Date as extended pursuant to Section 2.25; provided that, notwithstanding anything in this Agreement (including Section 2.25 hereof) or any other Loan Document to the contrary, the Revolving Maturity Date, as such term is used in reference to any Issuing Bank or any Letter of Credit issued thereby, may not be extended with respect to any Issuing Bank without the prior written consent of such Issuing Bank.

(d)  Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, the applicable Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Revolving Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Revolving Lender’s Applicable Revolving Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)  Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Local Time, on the date that is one Business Day after such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Local Time, on the date that such LC Disbursement is made, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Local Time, on (i) the next Business Day after the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Local Time, on the day of receipt, or (ii) the second Business Day following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than the applicable minimum borrowing amount set forth herein, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing (with respect to a payment in Dollars) or a Term Benchmark or RFR Revolving Borrowing (with respect to a payment in an Alternative Currency) in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Revolving Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Revolving Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that the Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of a Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f)  Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower may have or may acquire as a result of the payment by an Issuing Bank of any draft or the reimbursement of the Borrower thereof) (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the applicable Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)  Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by facsimile or electronic mail) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

(h)  Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at (i) in the case of an LC Disbursement denominated in Dollars, the rate per annum then applicable to ABR Revolving Loans, (ii) in the case of an LC Disbursement denominated in Sterling, the rate per annum then applicable to SONIA Revolving Loans or (iii) in the case of an LC Disbursement denominated in any other Alternative Currency, the Adjusted EURIBO Rate or the Adjusted TIIE Rate, as applicable, that would apply to a Term Benchmark Loan with an Interest Period of one month plus the Applicable Rate with respect to Term Benchmark Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.

(i)  Replacement or Termination of an Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement among the Borrower and the successor Issuing Bank (with notice to the Administrative Agent and the replaced Issuing Bank). An Issuing Bank also may be terminated as an Issuing Bank hereunder by mutual agreement of the Borrower and such Issuing Bank and notice to the Administrative Agent, if after giving effect to such termination there remains at least one Issuing Bank hereunder. The Administrative Agent shall notify the Revolving Lenders of any such replacement or termination of an Issuing Bank. At the time any such replacement or termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced or terminated Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement or termination, (i) in the case of a replacement, the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor (in the case of a replacement) or to any previous Issuing Bank or to such successor and all previous Issuing Banks, or to such terminated Issuing Bank (in the case of a termination), as the context shall require. After the replacement or termination of an Issuing Bank hereunder, the replaced or terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j)  Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders, an amount in cash equal to the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower as of such date (in the currency in which such Letters of Credit and LC Disbursements are denominated) plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (i) or (j) of Article VII. Any such deposits required under the immediately preceding sentence shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Administrative Agent (provided that the Administrative Agent shall use reasonable efforts to make such investments) such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount and any interest or profits thereon (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Defaults have been cured or waived.

(k)  Designation of Additional Issuing Banks. The Borrower may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), designate as additional Issuing Banks one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent (and which shall specify the initial LC Commitment of such Issuing Bank), executed by the Borrower, the Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein or in any other Loan Document to the term “Issuing Bank” shall be deemed to include such Revolving Lender in its capacity as an issuer of Letters of Credit hereunder.

(l)  Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancelations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

SECTION 2.06. Funding of Borrowings. (a)  Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Local Time (in the case of a Term Benchmark Loan or an RFR Loan), or 2:00 p.m., Local Time (in the case of an ABR Loan), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower (i) in the United States, in the case of Loans denominated in Dollars or (ii) in London, in the case of Loans denominated in any Alternative Currency, in each case designated by the Borrower in the applicable Borrowing Request; provided that Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b)  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans, or in the case of Alternative Currencies, in accordance with such market practice, in each case, as applicable. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

SECTION 2.07. Interest Elections. (a)  Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type (if such Borrowing is denominated in Dollars) or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding any other provision of this Section, the Borrower shall not be permitted to (i) change the currency or Class of any Borrowing or (ii) convert any Alternative Currency Borrowing to an ABR Borrowing.

(b)  To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or electronic mail by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c)  Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)  the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)  the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)  for any Borrowing denominated in Dollars, whether the resulting Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing, as applicable; and

(iv)  if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration (or 28 days’ duration, in the case of a Borrowing denominated in Pesos).

(d)  Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each participating Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)  If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing (unless such Borrowing is denominated in an Alternative Currency, in which case such Borrowing shall be continued as a Term Benchmark Borrowing having an Interest Period of one month’s duration (or 28 days’ duration, in the case of a Borrowing denominated in Pesos)). Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of a Majority in Interest of any Class, has notified the Borrower of the election to give effect to this sentence on account of such Event of Default, then, in each such case, so long as such Event of Default is continuing (i) no outstanding Borrowing of such Class denominated in Dollars may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, each Term Benchmark Borrowing and each RFR Borrowing of such Class denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (iii) unless repaid, each Term Benchmark Borrowing and each RFR Borrowing of such Class denominated in an Alternative Currency shall bear interest at the Central Bank Rate for the applicable Agreed Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall either be (x) converted to an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) at the end of the Interest Period applicable thereto, or (y) prepaid at the end of the applicable Interest Period in full; provided that if no election is made by the Borrower by the earlier of (A) the date that is three Business Days after receipt by the Borrower of such notice and (B) the last day of the current Interest Period for the applicable Term Benchmark Borrowing, the Borrower shall be deemed to have elected clause (x) above.

SECTION 2.08. Termination and Reduction of Commitments. (a)  Unless previously terminated, (i) the Tranche A Term Commitment of each Term Lender shall be automatically terminated upon the making by such Lender of its Tranche A Term Loans on the Closing Date, (ii) the Tranche B Term Commitment of each Term Lender shall be automatically reduced upon the making by such Lender of Tranche B Term Loans on any Funding Date by an amount equal to the principal amount of such Tranche B Term Loans, (iii) the Revolving Commitment of each Revolving Lender shall automatically terminate on the Revolving Maturity Date, (iv) the Commitments shall automatically terminate upon the effectiveness of the Existing Credit Agreement Amendment, (v) the Commitments shall automatically terminate at 5:00 p.m., New York City time, on the last Business Day of the Certain Funds Period if the Closing Date has not occurred on or prior to such date and (vi) the Term Commitments shall automatically terminate at 5:00 p.m., New York City time, on the last Business Day of the Certain Funds Period.

(b)  The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class, without premium or penalty; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $500,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the Aggregate Revolving Credit Exposure would exceed the total Revolving Commitments.

(c)  The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments of any Class under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments under paragraph (b) of this Section delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the consummation of any other transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Except as provided in Section 2.20(b), each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.09. Repayment of Loans; Evidence of Debt. (a)  The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10.

(b)  Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)  The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the currency, Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)  The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e)  Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.

SECTION 2.10. Amortization of Term Loans. (a)  (i)  Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay the Tranche A Term Loans in quarterly installments on each March 31, June 30, September 30 and December 31, commencing with the first full fiscal quarter following the Closing Date, and a final installment on the Tranche A Term Maturity Date, in an aggregate principal amount equal to (A) for the first through fourth such fiscal quarters, 0.3125% of the aggregate principal amount of the Tranche A Term Loans outstanding on the Closing Date, (B) for the fifth through twelfth such fiscal quarters, 1.250% of the aggregate principal amount of the Tranche A Term Loans outstanding on the Closing Date, (C) for the thirteenth through sixteenth such fiscal quarters, 1.875% of the aggregate principal amount of the Tranche A Term Loans outstanding on the Closing Date and (E) for each such fiscal quarter thereafter, 2.50% of the aggregate principal amount of the Tranche A Term Loans outstanding on the Closing Date.

(ii)  Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay the Tranche B Term Loans (x) in quarterly installments on each March 31, June 30, September 30 and December 31, commencing with the first full fiscal quarter after the Closing Date, in a principal amount equal to 0.25% of the aggregate principal amount of the Tranche B Term Loans made hereunder during the Availability Period, and (y) in a principal amount equal to the balance of the aggregate principal amount of the Tranche B Term Loans made hereunder, on the Tranche B Term Maturity Date.

(b)  The Borrower shall repay Incremental Term Loans and Refinancing Term Loans of any Class in such amounts and on such date or dates as shall be specified therefor in the applicable Incremental Facility Agreement or Refinancing Facility Agreement, as applicable (as such amounts may be adjusted pursuant to paragraph (d) of this Section or pursuant to such Incremental Facility Agreement or Refinancing Facility Agreement).

(c)  To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Term Maturity Date, (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Term Maturity Date, (iii) all Incremental Term Loans of any Class shall be due and payable on the Incremental Term Maturity Date applicable thereto and (iv) all Refinancing Term Loans of any Class shall be due and payable on the Refinancing Term Maturity Date applicable thereto.

(d)  Any prepayment of the Term Loans of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Loans of such Class to be made pursuant to this Section as directed in writing by the Borrower. Any prepayment of Incremental Term Loans or Refinancing Term Loans of any Series shall be applied to reduce the subsequent scheduled repayments of the Incremental Term Loans or Refinancing Term Loans, as the case may be, of such Series in the same manner as provided in the preceding sentence, unless otherwise provided in the applicable Incremental Facility Agreement or Refinancing Facility Agreement, as the case may be.

(e)  Prior to any repayment of any Term Borrowings of any Class under this Section, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) or electronic mail of such selection not later than 2:00 p.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Term Borrowing shall be applied ratably to the Loans included in the repaid Term Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amounts repaid.

SECTION 2.11. Prepayment of Loans. (a)  The Borrower shall have the right at any time and from time to time to prepay any Borrowing of any Class in whole or in part, subject to Section 2.16 and, in the case of the Tranche B Term Loans, to paragraph (h) of this Section 2.11, but otherwise without premium or penalty, subject to prior notice in accordance with paragraph (g) of this Section.

(b)  If, on any Revaluation Date for any Alternative Currency Borrowing or any Alternative Currency Letter of Credit, the total Revolving Credit Exposures exceed 105% of the total Revolving Commitments, the Borrower shall, on the next Interest Payment Date in respect of such Borrowing (or, in the case of a Revaluation Date for an Alternative Currency Letter of Credit, on the next Interest Payment Date that is at least three Business Days after such Revaluation Date), prepay Revolving Borrowings in an aggregate amount such that, after giving effect thereto, the total Revolving Credit Exposures do not exceed the total Revolving Commitments.

(c)  If, as a result of any reduction in the Revolving Commitments or otherwise (except in any case described in clause (b) above), the total Revolving Credit Exposures exceed the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings in an aggregate amount such that, after giving effect thereto, the total Revolving Credit Exposures do not exceed the total Revolving Commitments (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent in accordance with Section 2.05(j) in an aggregate amount equal to such excess).

(d)  In the event and on each occasion that any Net Cash Proceeds are received on or after the Closing Date by or on behalf of the Parent or any Restricted Subsidiary in respect of any Prepayment Event (including by the Administrative Agent as loss payee in respect of any Prepayment Event described in clause (b) thereof), then in each case, the Borrower shall, promptly but in any event within 10 Business Days after such Net Cash Proceeds are received (or, in the case of a Prepayment Event described in clause (c) of the definition of the term “Prepayment Event”, on the date on which such Net Cash Proceeds are received), prepay Term Loans in an aggregate principal amount equal to 100% of the amount of such Net Cash Proceeds (or, if the Borrower or any of its Restricted Subsidiaries has incurred Indebtedness that is permitted under Section 6.01 that is secured, on an equal and ratable basis with the Term Loans, by a Lien on the Collateral permitted under Section 6.02, and such Indebtedness is required to be prepaid or redeemed with the net proceeds of any Prepayment Event, then by such lesser percentage of such Net Cash Proceeds such that such Indebtedness receives no greater than a ratable percentage of such Net Cash Proceeds based upon the aggregate principal amount of the Term Loans and such Indebtedness then outstanding). Notwithstanding the foregoing, if the Borrower would otherwise be required to make a prepayment in respect of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, but notifies the Administrative Agent in writing that it elects to reinvest the applicable Net Cash Proceeds in assets useful in the business of the Borrower or any Restricted Subsidiary and certifies that no Event of Default has occurred and is continuing at such time, then no such prepayment shall be required if the Borrower or any Restricted Subsidiary shall reinvest the applicable Net Cash Proceeds in assets useful in the Borrower’s or a Restricted Subsidiary’s business within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if the Borrower or a Restricted Subsidiary enters into a legally binding commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, six (6) months following the last day of such twelve (12) month period; provided that to the extent that any such Net Cash Proceeds that have not been so reinvested by the end of the period specified in sub-clause (x) or (y) above, as applicable, a prepayment (in the same manner that would have been required if no reinvestment election had been made), shall be required in an amount equal to such Net Cash Proceeds that have not been so reinvested.

(e)  Following the end of each fiscal year of the Parent, commencing with the fiscal year ending December 31, 2026, the Borrower shall prepay Term Borrowings of each Class in an aggregate amount equal to the product of (i) the Specified ECF Percentage of Excess Cash Flow for such fiscal year and (ii) the percentage (expressed as a decimal) of the aggregate principal amount of the Term Borrowings of all Classes outstanding as of the end of such fiscal year represented by the Term Borrowings of such Class (but, in each case, disregarding for purposes of determining such percentage any prepayments referred to in the immediately succeeding proviso); provided that such amount shall be reduced by (to the extent not reducing the amount of Excess Cash Flow pursuant to the definition of such term) (A) the aggregate principal amount of prepayments of (x) Term Borrowings of such Class, (y) at the option of the Borrower, other Indebtedness that is pari passu with respect to security with the Term Loans and (z) solely to the extent accompanied by a permanent reduction in the Revolving Commitments, the aggregate principal amount of prepayments of Revolving Borrowings (with any reduction in such amount pursuant to clause (x) applied to reduce the amount payable to each Class of Term Borrowings in accordance with the outstanding aggregate principal amount thereof), in each case made pursuant to paragraph (a) of this Section during such fiscal year or thereafter prior to the Excess Cash Flow Prepayment Date (without duplication between fiscal years), (B) the amount of any reduction in the outstanding principal amount of Term Loans of such Class resulting from any assignment made in accordance with Section 9.04(f) of this Agreement (including pursuant to any Auction) (it being understood that any such reduction pursuant to clauses (A) or (B) above made at a discount to par shall only reduce the amount of such prepayment pursuant to this clause (e) by the amount of cash actually paid in respect of such Loans), in each case of clauses (A) and (B) above, excluding any such prepayments or assignments to the extent financed from Excluded Sources and (C) without duplication of amounts deducted from Excess Cash Flow in respect of a prior fiscal year, (i) the amount of Capital Expenditures made in cash for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed from Excluded Sources) and (ii) the aggregate amount of cash paid in respect of Permitted Acquisitions, the Acquisition or other Investments permitted hereunder (other than Investments (x) in cash and cash equivalents or (y) in the Parent or any of its Restricted Subsidiaries) during such fiscal year, except to the extent financed with Excluded Sources (other than revolving Indebtedness)). Each prepayment pursuant to this paragraph shall be made within 10 Business Days of the date on which financial statements are required to be delivered pursuant to Section 5.01(a) with respect to the fiscal year for which Excess Cash Flow is being calculated (the “Excess Cash Flow Prepayment Date”).

(f)  Prior to any optional or mandatory prepayment of Borrowings under this Section, the Borrower shall, subject to the next sentence, select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment delivered pursuant to paragraph (g) of this Section. In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Tranche A Term Borrowings and Tranche B Term Borrowings (and, to the extent provided in the Incremental Facility Agreement or Refinancing Facility Agreement for any Class of Incremental Term Loans or Refinancing Term Loans, respectively, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class (except that mandatory prepayments pursuant to paragraph (e) of this Section shall be allocated among the Classes of Term Borrowings as provided in such paragraph (e)); provided that any Tranche A Term Lender or Tranche B Term Lender (and, to the extent provided in the Incremental Facility Agreement or Refinancing Facility Agreement for any Class of Incremental Term Loans or Refinancing Term Loans, respectively, any Lender that holds Incremental Term Loans or Refinancing Term Loans of such Class) may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day prior to the required prepayment date, to decline all or any portion of any prepayment of its Term Loans of the applicable Class pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay such Term Loans but was so declined shall be retained by the Borrower.

(g)  The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) or electronic mail of any prepayment hereunder (i)(x) in the case of prepayment of a Term Benchmark Borrowing, not later than 12:00 p.m., New York City time, three Business Days before the date of prepayment and (y) in the case of prepayment of an RFR Borrowing, not later than 11:00 a.m., New York City time, five Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that a notice of prepayment may state that such notice is conditioned upon the occurrence of an event specified in such notice, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the participating Lenders of the applicable Class of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same currency and Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

(h)  All (i) prepayments of Tranche B Term Borrowings effected on or prior to the date that is six months after the Closing Date, in each case with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement (the primary purpose of which is to lower the all-in yield of the applicable Tranche B Term Loans) on or prior to the date that is six months after the Closing Date, the effect of which is a Repricing Transaction, in each case shall be accompanied by a fee payable to the Tranche B Term Lenders in an amount equal to 1.00% of the aggregate principal amount of the Tranche B Term Borrowings so prepaid, in the case of a transaction described in clause (i) of this paragraph, or 1.00% of the aggregate principal amount of Tranche B Term Borrowings affected by such amendment, amendment and restatement or other modification (including with respect to the Tranche B Term Loans of any Non-Consenting Lender that are subject to assignment pursuant to Section 2.20(b)), in the case of a transaction described in clause (ii) of this paragraph; provided that the foregoing clause (ii) shall not apply in connection with any transaction that would, if consummated, constitute a Change in Control, Transformative Acquisition or Transformative Disposition.

(i)  Notwithstanding the foregoing, to the extent that the repatriation of any Net Cash Proceeds in respect of any Prepayment Event described in clause (a) or (b) of the definition thereof or any Excess Cash Flow attributable to a Foreign Subsidiary that is required to be applied to prepay the Term Loans pursuant to Section 2.11(d) or (e) (i) would be prohibited or restricted under applicable local law (including as a result of laws or regulations relating to financial assistance, corporate benefit, restrictions on upstreaming of cash intragroup and fiduciary and statutory duties of directors of relevant subsidiaries) (provided that the Parent and its Restricted Subsidiaries shall take all commercially reasonable actions available under local law to permit such repatriation) or (ii) would result in material adverse tax consequences to the Parent and the Restricted Subsidiaries (taken as a whole) with respect to such amount as reasonably determined in good faith by the Parent in consultation with the Administrative Agent, then in each case, the Borrower shall not be required to prepay such affected amounts (the “Excluded Amounts”) as required under Section 2.12(d) or (e), and such amounts may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation, or the Parent believes in good faith that such material adverse tax consequence would result, and once such repatriation of any of such Excluded Amounts is permitted under the applicable local law or the Parent determines in good faith such repatriation would no longer would have such material adverse tax consequences, such repatriation will be promptly effected and such repatriated Excluded Amounts will be promptly (and in any event not later than five Business Days after such repatriation) applied (net of additional taxes payable or reasonably estimated to be payable as a result thereof) to the prepayment of the Term Loans pursuant to this Section (provided that no such prepayment of the Term Loans pursuant to this Section shall be required in the case of any such Net Cash Proceeds or Excess Cash Flow the repatriation of which the Parent believes in good faith would result in material adverse tax consequences, if on or before the date on which such Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to paragraph (d) of this Section (or such Excess Cash Flow would have been so required if it were Net Cash Proceeds), (x) the Borrower applies an amount equal to the amount of such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by the Borrower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds or Excess Cash Flow had been repatriated (or, if less, the Net Cash Proceeds or Excess Cash Flow that would be calculated if received by such Foreign Subsidiary) or (y) such Net Cash Proceeds or Excess Cash Flow are applied to the repayment of Indebtedness of a Foreign Subsidiary).

SECTION 2.12. Fees. (a)  The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Rate, on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Closing Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans (based on Assigned Dollar Values, in the case of Alternative Currency Loans) and LC Exposure of such Lender.

(b)  The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and such Issuing Bank on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Closing Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)  The Borrower agrees to pay to the parties entitled thereto the fees payable pursuant to the Fee Letters in the amounts and at the times set forth therein.

(d)  All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Collateral Agent or applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the applicable Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.13. Interest. (a)  The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)  The Loans comprising each Term Benchmark Borrowing shall bear interest (i) in the case of a Term Benchmark Borrowing denominated in Dollars, at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, (ii) in the case of a Revolving Borrowing denominated in Euro, at the Adjusted EURIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate and (iii) in the case of a Revolving Borrowing denominated in Pesos, at the Adjusted TIIE Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. The Revolving Loans comprising each RFR Borrowing shall bear interest at a rate per annum equal to the applicable Adjusted Daily Simple RFR plus the Applicable Rate.

(c)  Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans of the Class as to which such overdue amount relates or the Class of Lender to which such overdue amount is owing (or, if such overdue amount is not related to a particular Class, the rate applicable to Revolving ABR Loans) as provided in paragraph (a) of this Section.

(d)  Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)  All interest computed hereunder shall be computed on the basis of a year of 360 days, except that interest computed on Revolving Borrowings denominated in Sterling shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR Rate, Adjusted Daily Simple RFR, Adjusted EURIBO Rate or Adjusted TIIE Rate, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest. (a)  Subject to paragraphs (b), (c), (d), (e) and (f) of this Section 2.14, if:

(i)  the Administrative Agent reasonably determines (which reasonable determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted EURIBO Rate, the EURIBO Rate, the Adjusted TIIE Rate or the TIIE Rate (including because the applicable Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR, Daily Simple RFR or RFR for the applicable Agreed Currency; or

(ii)  the Administrative Agent is advised by a Majority in Interest of the Lenders of such Class that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate, the Adjusted EURIBO Rate or the Adjusted TIIE Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Agreed Currency;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders of such Class by telephone, facsimile or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.14(a)(i) or (ii) above and (B) for Loans denominated in an Alternative Currency, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (B) for Loans denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall, at the Borrower’s election prior to such day: (A) be prepaid by the Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Borrower’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately.

(b)  Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority in Interest of the Lenders of each affected Class.

(c)  Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make (in consultation with the Borrower) Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(d)  The Administrative Agent will promptly notify the Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, (4) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (f) below and (5) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.

(e)  Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate, EURIBO Rate or TIIE Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f)  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the Borrower will be deemed to have converted any request for (1) a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to (A) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event or (y) any Term Benchmark Borrowing or RFR Borrowing denominated in an Alternative Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.14, (A) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day and (B) for Loans denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall, at the Borrower’s election prior to such day (x) be prepaid by the Borrower on such day or (y) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Borrower’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately.

SECTION 2.15. Increased Costs. (a)  If any Change in Law shall:

(i)  impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate, the Adjusted EURIBO Rate or the Adjusted TIIE Rate, as applicable) or any Issuing Bank;

(ii)  impose on any Lender or any Issuing Bank or the applicable interbank market any other condition for the applicable Agreed Currency (other than Taxes) affecting this Agreement or Term Benchmark Loans made by such Lender or any Letter of Credit or participation therein; or

(iii)  subject the Administrative Agent, any Lender or any Issuing Bank to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Term Benchmark Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit) or to reduce the amount of any sum received or receivable by the Administrative Agent, such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by the Administrative Agent, such Lender or Issuing Bank to be material, then the Borrower will pay to the Administrative Agent, such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate the Administrative Agent, such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b)  If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Commitments of, or Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy or liquidity) by an amount deemed by such Lender or Issuing Bank to be material, then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

(c)  A certificate of a Lender or the applicable Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section, together with a reasonably detailed description of the basis therefor, and including a certification by such Lender or Issuing Bank that its claim for such compensation has been calculated and made in the same manner as under other credit agreements with other borrowers that are similarly situated and with respect to which the event entitling such Lender or Issuing Bank to compensation hereunder also entitled such Lender or Issuing Bank to compensation thereunder, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof. Notwithstanding anything to the contrary in this Section 2.15, a Lender or Issuing Bank shall not submit a claim for compensation under this Section based upon clause (ii) of the proviso in the definition of “Change in Law” unless it shall have determined that the making of such claim is consistent with its general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims.

(d)  Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)  For the avoidance of doubt, the amount or amounts payable by the Borrower pursuant to this Section 2.15 shall not include any amount or amounts payable by the Borrower pursuant to Section 2.19.

SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith) or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Term Benchmark Loan, such loss, cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Term SOFR Rate, Adjusted EURIBO Rate or Adjusted TIIE Rate, as the case may be, that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest (as reasonably determined by such Lender) which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency and of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, together with a reasonably detailed calculation of such amount, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

SECTION 2.17. Taxes. (a)  Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes; provided that if applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from such payments, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable shall be increased as necessary so that after such deduction (including any such deductions and withholdings applicable to additional sums payable under this Section 2.17(a)) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)  In addition, and without duplication of paragraph (a) hereof, the Borrower shall timely pay, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)  The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes paid or payable by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any reasonable expenses (other than Excluded Taxes) arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Administrative Agent or such Lender or Issuing Bank, as the case may be, provides the Borrower with a written record therefor setting forth in reasonable detail the basis and calculation of such amounts.

(d)  As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, to the extent such a receipt is issued therefor, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)  (i)  Any Lender that is entitled to an exemption from or reduction of any withholding Tax with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.17(e)(i)(A)-(E) and (e)(ii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing, each Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as required upon the expiration, obsolescence or invalidity, and upon the request of the Borrower or the Administrative Agent, but only if such Lender is legally entitled to do so), whichever of the following is applicable:

(A)  in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States of America is a party (x) with respect to payments of interest under this Agreement or any other Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement or any other Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B)  executed originals of Internal Revenue Service Form W-8ECI;

(C)  in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”), and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable;

(D)  any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent IRS Form W-9 or any subsequent versions thereof or successors thereto, properly completed and duly executed, certifying that such Lender is exempt from U.S. Federal backup withholding Tax. If any Lender fails to deliver Form W-9 or any subsequent versions thereof or successors thereto as required herein, then the Borrower may withhold from any payment to such party an amount equivalent to the applicable backup withholding Tax imposed by the Code, without reduction;

(E)  to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or participating Lender granting a typical participation), executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct or indirect partner; or

(F)  executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(ii)  If a payment made to a Lender under any Loan Document would be subject to withholding of U.S. Federal withholding Tax under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.17(e)(ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. For purposes of this Section 2.17(e), the term “Lender” includes any Issuing Bank.

(f)  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified or with respect to which additional amounts have been paid pursuant to this Section 2.17, it shall pay over such refund to the indemnifying party (but only to the extent of indemnity payments made, or additional amounts paid under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such indemnifying party, upon the request of such indemnified party, agrees to repay the amount paid over to such indemnifying party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such indemnified party in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (f) shall not be construed to require any party to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

(g)  Any Lender or Issuing Bank claiming an indemnity payment or additional amounts payable pursuant to this Section 2.17 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested by the Borrower following the reasonable written request by the Borrower if the making of such a filing would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the sole determination of such Lender or Issuing Bank, require the disclosure of information that the Lender or Issuing Bank reasonably considers confidential or be otherwise disadvantageous to such Lender or Issuing Bank.

(h)  Each Lender shall indemnify the Administrative Agent within 10 days after demand therefor, for the full amount of (i) any Indemnified Taxes (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so) and any Excluded Taxes attributable to such Lender that are paid or payable by the Administrative Agent, and reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (h).

(i)  For purposes of this Section 2.17, the term “applicable law” includes FATCA.

SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a)  The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 383 Madison Avenue, New York, New York (or, in the case of amounts payable in an Alternative Currency, at such other office in London as the Administrative Agent shall specify for such purpose by notice the Borrower), except payments to be made directly to an Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars, except that (i) all payments of principal or interest in respect of any Loan (or of any amount payable under Section 2.16 or 2.19 or, at the request of the applicable Lender, Section 2.15 or 2.17 in respect of any Loan) shall be made in the currency in which such Loan is denominated, (ii) all payments in respect of an LC Disbursement denominated in an Alternative Currency shall be payable in the currency in which such LC Disbursement is denominated and (iii) all fees payable in respect of an Alternative Currency Letter of Credit shall be payable in the currency in which such Letter of Credit is denominated.

(b)  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c)  If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof in a transaction that does not comply with the terms of Section 9.04(f) (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)  Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.

(e)  If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(a) or (b), 2.17(h), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion, notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent or the Issuing Bank to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) of this Section 2.18(e), in any order as determined by the Administrative Agent in its discretion.

(f)  In the event that any financial statements delivered under Section 5.01(a) or 5.01(b), or any compliance certificate delivered under Section 5.01(c), shall prove to have been materially inaccurate, and such inaccuracy shall have resulted in the payment of any interest or fees at rates lower than those that were in fact applicable for any period (based on the actual Total Net Leverage Ratio), then, if such inaccuracy is discovered prior to the termination of the Commitments and the repayment in full of the principal of all Loans and the reduction of the LC Exposure to zero, the Borrower shall pay to the Administrative Agent, for distribution to the Lenders and the Issuing Banks (or former Lenders and Issuing Banks) as their interests may appear, the accrued interest or fees that should have been paid but were not paid as a result of such misstatement.

SECTION 2.19. Additional Reserve Costs. (a)  [Reserved].

(b)  If and so long as any Lender lending from a branch or office located in a Participating Member State of the European Union that has adopted the Euro is required to comply with reserve assets, liquidity, cash margin or other requirements imposed by the European Central Bank or the European System of Central Banks (but excluding requirements reflected in the Statutory Reserve Rate) in respect of any of such Lender’s Alternative Currency Loans, such Lender may require the Borrower to pay, contemporaneously with each payment of interest on such Loan, additional interest on such Loan at a rate per annum determined by such Lender to be the cost to such Lender of complying with such requirements in relation to such Loan.

(c)  Any additional interest owed pursuant to paragraph (b) above shall be determined by the relevant Lender, which determination shall be conclusive absent manifest error, and notified to the Borrower (with a copy to the Administrative Agent) at least five Business Days before each date on which interest is payable for the relevant Loan, and such additional interest so notified to the relevant Borrower by such Lender shall be payable to the Administrative Agent for the account of such Lender on each date on which interest is payable for such Loan.

SECTION 2.20. Mitigation Obligations; Replacement of Lenders. (a)  If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not, in the reasonable judgment of such Lender, otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)  If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, Excluded Term Commitment Lender, Non-Consenting Lender, or a Declining Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement (or, in the case of any such assignment resulting from a Lender having become a Declining Lender or a Non-Consenting Lender solely with respect to a specified Class of Loans, all of its interests, rights and obligations under this Agreement as a Lender of the Class or Classes with respect to which such Lender is a Declining Lender or a Non-Consenting Lender) to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including, if applicable, the prepayment fee pursuant to Section 2.11(h)) (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of the applicable Class), from the assignee (to the extent of such outstanding principal and accrued interest and fees (other than any fee payable pursuant to Section 2.11(h))) or the Borrower (in the case of all other amounts (including any fee payable pursuant to Section 2.11(h))), (B) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (C) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender or a Declining Lender, the applicable assignee shall have consented to the applicable amendment, waiver, consent or Maturity Date Extension Request, as the case may be. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided that any such documents shall be without recourse to or warranty by the parties thereto.

SECTION 2.21. [Reserved].

SECTION 2.22. Assigned Dollar Value. (a)  With respect to each Alternative Currency Borrowing, its “Assigned Dollar Value” shall mean the following:

(i)  the Dollar amount specified in the Borrowing Request therefor unless and until adjusted pursuant to the following clause (ii), and

(ii)  as of each Revaluation Date with respect to such Alternative Currency Borrowing, the “Assigned Dollar Value” of such Borrowing shall be adjusted to be the Dollar Equivalent thereof (as determined by the Administrative Agent based upon the applicable Spot Exchange Rate, which determination shall be conclusive absent manifest error), subject to further adjustment in accordance with this clause (ii) thereafter.

(b)  The Assigned Dollar Value of an Alternative Currency Loan shall equal the Assigned Dollar Value of the Alternative Currency Borrowing of which such Loan is a part multiplied by the percentage of such Borrowing represented by such Loan.

(c)  With respect to each Alternative Currency Letter of Credit, its “Assigned Dollar Value” shall mean the following:

(i)  the Dollar Equivalent of the amount of such Alternative Currency Letter of Credit (as determined by the Administrative Agent based on the applicable Spot Exchange Rate as of the date such Alternative Currency Letter of Credit was issued, which determination shall be conclusive absent manifest error), unless and until adjusted pursuant to the following clause (ii), and

(ii)  as of each Revaluation Date with respect to such Alternative Currency Letter of Credit, the “Assigned Dollar Value” of such Letter of Credit shall be adjusted to be the Dollar Equivalent thereof (as determined by the Administrative Agent based upon the applicable Spot Exchange Rate as of the date that is one Business Day before such Revaluation Date, which determination shall be conclusive absent manifest error), subject to further adjustment in accordance with this clause (ii) thereafter.

(d)  The “Assigned Dollar Value” of an LC Disbursement in respect of an Alternative Currency Letter of Credit shall mean the Dollar Equivalent thereof based upon the same Spot Exchange Rate used to determine the Assigned Dollar Value of such Alternative Currency Letter of Credit in accordance with paragraph (c) above.

(e)  The Administrative Agent shall notify the Borrower and the Lenders of any change in the Assigned Dollar Value of any Alternative Currency Borrowing or Alternative Currency Letter of Credit (or LC Disbursement thereunder) promptly following determination of such change.

SECTION 2.23. Incremental Facilities. (a)  The Borrower, by written notice to the Administrative Agent after the Closing Date (or, solely with respect to any Commitments established in reliance on clause (i) of the proviso below, on or prior to the Closing Date), may request the establishment of Incremental Revolving Commitments and/or the establishment of Incremental Term Commitments (Incremental Term Loans, Incremental Revolving Commitments and the Revolving Loans made thereunder, collectively, the “Incremental Extensions of Credit”); provided that (i) the aggregate amount of Incremental Commitments established hereunder on or prior to the Closing Date shall not exceed (A) with respect to Incremental Term Commitments, an amount equal to (I) the amount then available for the incurrence of First Lien Acquisition Indebtedness under Section 6.01(a)(xvii)(A) (it being understood that the amount available under Section 6.01(a)(xvii)(A) shall be reduced by the aggregate amount so reallocated), plus (II) solely with respect to Incremental Term Commitments in the form of additional Tranche A Term Commitments, an amount equal to the Tranche B Reallocation Amount at the time such Incremental Term Commitments are established; provided that, in each case, the Incremental Extensions of Credit thereunder shall be used solely to fund the Transactions in accordance with Section 5.08 and (B) with respect to Incremental Revolving Commitments, $500,000,000 and (ii) the aggregate amount of all Incremental Commitments established hereunder after the Closing Date, together with the aggregate principal amount of all Alternative Incremental Facility Debt incurred after the Closing Date and the aggregate amount of all Designated Local Facilities (as defined in the Collateral Agreement) that constitute Secured Cash Management Obligations (as defined in the Collateral Agreement), shall not exceed the sum of (1) (A) the greater of (I) $800,000,000 and (II) 50% of Consolidated EBITDA as of the last day of the most recently ended period of four consecutive fiscal quarters of the Parent, calculated on a Pro Forma Basis, plus (2) the aggregate principal amount of all voluntary prepayments of Term Loans and Alternative Incremental Facility Debt that is secured on a pari passu basis with the Loan Document Obligations and voluntary prepayments of Revolving Loans to the extent accompanied by a permanent reduction of the Revolving Commitments (excluding voluntary prepayments of Incremental Term Loans, Alternative Incremental Facility Debt and Revolving Loans and accompanying Revolving Commitment reductions, in each case, to the extent obtained pursuant to clause (3) below, in each case, made prior to the date of the applicable Incremental Extension of Credit) and not funded with the proceeds of Indebtedness, plus (3) an additional amount, so long as, immediately after giving effect to the incurrence of such additional amount (but without giving effect to any amount incurred simultaneously in reliance on clauses (1) or (2) above) and the application of the proceeds therefrom, but without netting the proceeds thereof (and assuming that (A) the full amount of such Incremental Extension of Credit or Alternative Incremental Facility Debt has been funded and (B) assuming that the full amount of all such Designated Local Facilities have been funded), (I) if such Incremental Extension of Credit is secured by Liens that rank (or are intended to rank) on an equal priority basis (but without regard to control of remedies) with the Liens securing the Secured Obligations, the First Lien Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter, is equal to or less than 1.50 to 1.00, (II) if such Incremental Extension of Credit is secured by Liens that rank (or are intended to rank) junior to the Liens securing the Secured Obligations, the Secured Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter, is equal to or less than 2.50 to 1.00 and (III) if such Incremental Extension of Credit is unsecured, the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter, is equal to or less than 3.00 to 1.00. Such notice shall set forth (i) the amount and type of the requested Incremental Commitments and the applicable currency thereof (which may be denominated in Dollars or in one or more Alternative Currencies) and (ii) the date on which such Incremental Commitments are requested to become effective (which shall be not less than 10 Business Days or more than 60 days after the date of such notice unless otherwise agreed by the Borrower and the Administrative Agent). Each Incremental Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent to the extent such approval would otherwise be required pursuant to Section 9.04 and, in the case of an Incremental Revolving Lender, each Issuing Bank to the extent such approval would otherwise be required pursuant to Section 9.04 (which approvals shall not be unreasonably withheld or delayed) and each Incremental Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its Incremental Commitment and/or its status as a Lender hereunder. No Lender shall be obligated to provide any Incremental Extension of Credit, unless it so agrees.

(b)  Incremental Revolving Commitments may be established as (i) an increase in the amount of the Revolving Commitments hereunder (a “Revolving Commitment Increase”) and treated as a single Class with such Revolving Commitments or (ii) a new Class of revolving commitments hereunder (an “Incremental Revolving Facility”); provided that (x) the maturity date of any Incremental Revolving Facility shall not be earlier than the Latest Maturity Date then in effect with respect to any other Class of revolving commitments hereunder and no Incremental Revolving Facility shall be subject to any interim amortization, (y) the terms and conditions of any Incremental Revolving Facility and the extensions of credit thereunder shall be, except as otherwise set forth in the applicable Incremental Facility Agreement with respect to pricing (including commitment and similar fees) and maturity, identical to those of the Revolving Commitments and the extensions of credit thereunder, and shall otherwise be on terms and subject to conditions reasonably satisfactory to the Administrative Agent (it being understood that, to the extent that any financial maintenance covenant is added for the benefit of any Incremental Revolving Facility, no consent shall be required from the Administrative Agent or any Lender to the extent that such covenant is (A) also added for the benefit of all then outstanding Classes of revolving commitments and “term A” Term Loans, or (B) is applicable only after the Latest Maturity Date with respect to all then outstanding Classes of revolving commitments and “term A” Term Loans). The terms and conditions of any Incremental Term Commitments and the Incremental Term Loans to be made thereunder shall be, except as otherwise set forth in the applicable Incremental Facility Agreement with respect to pricing, amortization and maturity, (x) in the case of Incremental Term A Loans, identical to those of the Tranche A Term Commitments and the Tranche A Term Loans and (y) in the case of Incremental Term B Loans, identical to those of the Tranche B Term Commitments and the Tranche B Term Loans, and, in each case of clauses (x) and (y), otherwise shall be on terms and subject to conditions reasonably satisfactory to the Administrative Agent; provided that (i) the weighted average life to maturity of any Incremental Term A Loans shall be no shorter than the remaining weighted average life to maturity of the Tranche A Term Loans or any then outstanding Class of “term A” Term Loans, (ii) no Incremental Term Maturity Date with respect to Incremental Term A Loans shall be earlier than the Latest Maturity Date then in effect with respect to the Tranche A Term Loans or any then outstanding Class of “term A” Term Loans, (iii) the weighted average life to maturity of any Incremental Term B Loans shall be no shorter than the remaining weighted average life to maturity of (A) the Tranche B Term Loans or any then outstanding Class of “term B” Term Loans and (B) the Tranche A Term Loans, (iv) no Incremental Term Maturity Date with respect to Incremental Term B Loans shall be earlier than the Latest Maturity Date then in effect with respect to (A) the Tranche B Term Loans or any then outstanding Class of “term B” Term Loans and (B) the Tranche A Term Loans and (v) if the Weighted Average Yield relating to any broadly syndicated Incremental B Term Loans that mature on or prior to the first anniversary of the Tranche B Term Loan Maturity Date exceeds the Weighted Average Yield relating to the Tranche B Term Loans immediately prior to the effectiveness of the applicable Incremental Facility Agreement by more than 0.50%, then the Applicable Rate relating to the Tranche B Term Loans shall be adjusted so that the Weighted Average Yield relating to such Incremental Term B Loans shall not exceed the Weighted Average Yield relating to the Tranche B Term Loans by more than 0.50%; provided, however, that (x) the requirements set forth in this clause (v) shall not apply to any Incremental Extensions of Credit the effective date of which is more than 12 months after the Closing Date and (y) any increase in the Applicable Rate required pursuant to this clause (v) resulting from the application of any interest rate “floor” on any Incremental Term B Loan will be effected solely through the establishment or increase of an interest rate “floor” on the Tranche B Term Loans.

(c)  The Incremental Commitments shall be effected pursuant to one or more Incremental Facility Agreements executed and delivered by Parent, the Borrower, each Incremental Lender providing such Incremental Commitments and the Administrative Agent; provided that no Incremental Commitments shall become effective unless (i) on the date of effectiveness thereof, immediately after giving effect to such Incremental Commitments, no Default shall have occurred and be continuing (provided that if the proceeds of the applicable Incremental Extension of Credit are to be used to finance a Limited Condition Transaction, then the Incremental Lenders providing such Incremental Extension of Credit may agree to customary “limited conditionality” provisions with respect to the condition set forth in this clause (i)), (ii) on the date of effectiveness thereof and after giving effect to the making of Loans and issuance of Letters of Credit thereunder, as applicable, to be made on such date, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects with respect to such prior date (provided that if the proceeds of the applicable Incremental Extension of Credit are to be used to finance a Limited Condition Transaction, then the condition precedent set forth in this clause (ii) may be limited to (x) customary specified representations and warranties with respect to the Parent, the Borrower and the Subsidiaries and (y) customary specified acquisition agreement representations and warranties with respect to the Person being acquired), (iii) the Borrower shall make any payments required to be made pursuant to Section 2.16 in connection with such Incremental Commitments and the related transactions under this Section, (iv) after giving effect to the applicable Incremental Extensions of Credit and the application of the proceeds therefrom (and assuming that the full amount of such Incremental Extension of Credit shall have been funded as Loans on such date), (x) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed the Applicable Total Net Leverage Ratio as of such day and (y) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, is not less than 3.00 to 1.00 (provided that if the proceeds of the applicable Incremental Commitments are to be used to finance a Limited Condition Transaction, then the condition precedent set forth in this clause (iv) may be required, at the option of the Borrower, to be satisfied as of the date on which the binding agreement for such Limited Condition Transaction is entered into, rather than as of the date of effectiveness of such Incremental Extension of Credit) and (v) the Parent and the Borrower shall have delivered to the Administrative Agent an officer’s certificate to the effect set forth in clauses (i), (ii), (iii) and (iv) above, together with reasonably detailed calculations demonstrating compliance with the immediately preceding clause (iv) and shall have satisfied all such other conditions (if any) as shall be required pursuant to the applicable Incremental Facility Agreement. Each Incremental Facility Agreement may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to give effect to the provisions of this Section.

(d)  Upon the effectiveness of an Incremental Commitment of any Incremental Lender, (i) such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents, and (ii) in the case of any Revolving Commitment Increase, (A) such Incremental Revolving Commitment shall constitute (or, in the event such Incremental Lender already has a Revolving Commitment, shall increase) the Revolving Commitment of such Incremental Lender and (B) the aggregate Revolving Commitments shall be increased by the amount of such Incremental Revolving Commitment, in each case, subject to further increase or reduction from time to time as set forth in the definition of the term “Revolving Commitment”. For the avoidance of doubt, upon the effectiveness of any Revolving Commitment Increase, the Revolving Credit Exposure of the Incremental Revolving Lender holding such Commitment, and the Applicable Revolving Percentage of all the Revolving Lenders, shall automatically be adjusted to give effect thereto.

(e)  On the date of effectiveness of any Revolving Commitment Increase, if any Revolving Loans are outstanding, the Borrower (i) shall prepay all Revolving Loans then outstanding (including all accrued but unpaid interest thereon) and (ii) may, at its option, fund such prepayment by simultaneously borrowing Revolving Loans in accordance with this Agreement, which Revolving Loans shall be made by the Revolving Lenders ratably in accordance with their respective Applicable Revolving Percentage (calculated after giving effect to such Incremental Revolving Commitments); provided that such prepayment of Revolving Loans pursuant to this paragraph shall not be required if such Incremental Revolving Commitments are effected entirely by ratably increasing the Revolving Commitments of the existing Revolving Lenders. The payments made pursuant to clause (i) above in respect of each Term Benchmark Loan shall be subject to Section 2.16.

(f)  The Administrative Agent shall notify the Lenders promptly upon receipt by the Administrative Agent of any notice from the Borrower referred to in Section 2.23(a) and of the effectiveness of any Incremental Commitments, in each case advising the Lenders of the details thereof and, in the case of effectiveness of any Incremental Revolving Commitments, of the Applicable Revolving Percentages of the Revolving Lenders after giving effect thereto and of the prepayments and borrowings required to be made pursuant to Section 2.23(e).

SECTION 2.24. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Revolving Lender is a Defaulting Lender:

(a)  commitment fees shall cease to accrue on the unused amount of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a);

(b)  the Revolving Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof;

(c)  if any LC Exposure exists at the time such Revolving Lender becomes a Defaulting Lender then:

(i)  the LC Exposure (other than any portion thereof attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Sections 2.05(d) and 2.05(e)) of such Defaulting Lender shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages but only to the extent that the sum of all Non-Defaulting Lenders’ Revolving Credit Exposures after giving effect to such reallocation would not exceed the sum of all Non-Defaulting Lenders’ Revolving Commitments; provided that no reallocation under this clause (i) shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;

(ii)  if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, within one Business Day following notice by the Administrative Agent, cash collateralize for the benefit of the Issuing Banks the portion of such Defaulting Lender’s LC Exposure that has not been reallocated in accordance with the procedures set forth in Section 2.05(i) for so long as such LC Exposure is outstanding;

(iii)  if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay participation fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such portion of such Defaulting Lender’s LC Exposure for so long as such Defaulting Lender’s LC Exposure is cash collateralized;

(iv)  if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted to give effect to such reallocation; and

(v)  if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all participation fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such Defaulting Lender’s LC Exposure attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and

(d)  so long as such Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend, renew or extend any Letter of Credit, unless, in each case, it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be fully covered by the Revolving Commitments of the Non-Defaulting Lenders and/or cash collateral provided by the Borrower in accordance with Section 2.24(c), and participating interests in any such issued, amended, renewed or extended Letter of Credit will be allocated among the Non-Defaulting Lenders in a manner consistent with Section 2.24(c)(i) (and such Defaulting Lender shall not participate therein).

In the event that (i) a Bankruptcy Event or a Bail-In Action with respect to the parent of any Revolving Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any Issuing Bank has a good faith belief that any Revolving Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, such Issuing Bank shall not be required to issue, amend, renew or extend any Letter of Credit, unless such Issuing Bank, shall have entered into arrangements with the Parent and the Borrower or the applicable Revolving Lender, satisfactory to such Issuing Bank, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, Parent, the Borrower and each Issuing Bank each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Revolving Lenders as the Administrative Agent shall determine may be necessary in order for such Revolving Lender to hold such Loans in accordance with its Applicable Revolving Percentage; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Revolving Lender was a Defaulting Lender; provided further that, except as otherwise expressly agreed by the affected parties, no change hereunder from a Defaulting Lender to a Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Revolving Lender’s having been a Defaulting Lender.

SECTION 2.25. Extension of Maturity Date. (a)  The Borrower may, by delivery of a Maturity Date Extension Request to the Administrative Agent (who shall promptly deliver a copy thereof to each of the Lenders of the applicable Class) not less than 30 days prior to the then existing Maturity Date for the applicable Class of Commitments and/or Loans hereunder to be extended (the “Existing Maturity Date”), request that the Lenders of such Class extend the Existing Maturity Date in accordance with this Section. Each Maturity Date Extension Request shall (i) specify the applicable Class of Commitments and/or Loans hereunder to be extended, (ii) specify the date to which the applicable Maturity Date is sought to be extended, (iii) specify the changes, if any, to the Applicable Rate to be applied in determining the interest payable on the Loans of, and fees payable hereunder to, Consenting Lenders (as defined below) in respect of that portion of their Commitments and/or Loans extended to such new Maturity Date and the time as of which such changes will become effective (which may be prior to the Existing Maturity Date) and (iv) specify any other amendments or modifications to this Agreement to be effected in connection with such Maturity Date Extension Request; provided that no such changes or modifications requiring approvals pursuant to the provisos to Section 9.02(b) shall become effective prior to the then Existing Maturity Date unless such other approvals have been obtained. In the event that a Maturity Date Extension Request shall have been delivered by the Borrower, each applicable Lender shall have the right to agree to the extension of the Existing Maturity Date and other matters contemplated thereby on the terms and subject to the conditions set forth therein (each Lender of the applicable Class agreeing to the Maturity Date Extension Request being referred to herein as a “Consenting Lender” and each Lender of the applicable Class not agreeing thereto being referred to herein as a “Declining Lender”), which right may be exercised by written notice thereof, specifying the maximum amount of the Commitment and/or Loans of such Lender with respect to which such Lender agrees to the extension of the Maturity Date, delivered to the Borrower (with a copy to the Administrative Agent) not later than a day to be agreed upon by the Borrower and the Administrative Agent following the date on which the Maturity Date Extension Request shall have been delivered by the Borrower (it being understood and agreed that any Lender that shall have failed to exercise such right as set forth above shall be deemed to be a Declining Lender). If a Lender elects to extend only a portion of its then existing Commitment and/or Loans, it will be deemed for purposes hereof to be a Consenting Lender in respect of such extended portion and a Declining Lender in respect of the remaining portion of its Commitment and/or Loans, and the aggregate principal amount of each Type of Loans of the applicable Class of such Lender shall be allocated ratably among the extended and non-extended portions of the Loans of such Lender based on the aggregate principal amount of such Loans so extended and not extended. If Consenting Lenders shall have agreed to such Maturity Date Extension Request in respect of Commitments and/or Loans held by them, then, subject to paragraph (c) of this Section, on the date specified in the Maturity Date Extension Request as the effective date thereof, (i) the Existing Maturity Date of the applicable Commitments and/or Loans shall, as to the Consenting Lenders, be extended to such date as shall be specified therein, (ii) the terms and conditions of the applicable Commitments and/or Loans of the Consenting Lenders (including interest and fees (including Letter of Credit fees) payable in respect thereof) shall be modified as set forth in the Maturity Date Extension Request and (iii) such other modifications and amendments hereto specified in the Maturity Date Extension Request shall (subject to any required approvals (including those of the Required Lenders) having been obtained) become effective. The Borrower, the Administrative Agent and the Consenting Lenders shall enter into an amendment to this Agreement (an “Extension Agreement”) to effect such modifications as may be necessary to reflect the terms of the Maturity Date Extension Request.

(b)  If a Maturity Date Extension Request has become effective hereunder:

(A)  solely in respect of a Maturity Date Extension Request that has become effective in respect of the Revolving Commitments, not later than the fifth Business Day prior to the Existing Maturity Date, the Borrower shall make prepayments of Revolving Loans and shall provide cash collateral in respect of Letters of Credit in the manner set forth in Section 2.05(j), such that, after giving effect to such prepayments and such provision of cash collateral, the Aggregate Revolving Credit Exposure as of such date will not exceed the aggregate Revolving Commitments of the Consenting Lenders extended pursuant to this Section (and the Borrower shall not be permitted thereafter to request any Revolving Loan or any issuance, amendment, renewal or extension of a Letter of Credit if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the aggregate amount of the Revolving Commitments so extended);

(B)  solely in respect of a Maturity Date Extension Request that has become effective in respect of the Revolving Commitments, on the Existing Maturity Date, the Revolving Commitment of each Declining Lender shall, to the extent not assumed, assigned or transferred as provided in paragraph (b) of this Section, terminate, and the Borrower shall repay all the Revolving Loans of each Declining Lender, to the extent such Loans shall not have been so purchased, assigned and transferred, in each case together with accrued and unpaid interest and all fees and other amounts owing to such Declining Lender hereunder, it being understood and agreed that, subject to satisfaction of the conditions set forth in Section 4.04, such repayments may be funded with the proceeds of new Revolving Borrowings made simultaneously with such repayments by the Consenting Lenders, which such Revolving Borrowings shall be made ratably by the Consenting Lenders in accordance with their extended Revolving Commitments; and

(C)  solely in respect of a Maturity Date Extension Request that has become effective in respect of a Class of Term Loans, on the Existing Maturity Date, the Borrower shall repay all the Loans of such Class of each Declining Lender, to the extent such Loans shall not have been so purchased, assigned and transferred, in each case together with accrued and unpaid interest and all fees and other amounts owing to such Declining Lender hereunder, it being understood and agreed that, subject to satisfaction of the conditions set forth in Section 4.04, such repayments may be funded with the proceeds of new Revolving Borrowings made simultaneously with such repayments by the Revolving Lenders.

(c)  The effectiveness of any Extension Agreement shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.04 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates of the type delivered on the Effective Date other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Security Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Commitments and Loans of the Consenting Lenders are provided with the benefit of the applicable Loan Documents.

(d)  Notwithstanding any provision of this Agreement to the contrary, it is hereby agreed that no extension of an Existing Maturity Date in accordance with the express terms of this Section, or any amendment or modification of the terms and conditions of the Commitments and the Loans of the Consenting Lenders effected pursuant thereto, shall be deemed to (i) violate the last sentence of Section 2.08(c) or Section 2.18(b) or 2.18(c) or any other provision of this Agreement requiring the ratable reduction of Commitments or the ratable sharing of payments or (ii) require the consent of all Lenders or all affected Lenders under Section 9.02(b); provided that notwithstanding anything to the contrary in this Section 2.25 or otherwise, except with respect to the termination of the Revolving Commitments of Declining Lenders on the Existing Maturity Date applicable thereto and the repayment of outstanding Revolving Loans in connection therewith, each Revolving Borrowing, each repayment or prepayment of each Revolving Borrowing and each reduction of the Revolving Commitments shall be made on a pro rata basis among the Revolving Lenders in accordance with their respective Revolving Commitments, without regard to whether such Lenders are Consenting Lenders or Declining Lenders.

SECTION 2.26. Refinancing Facilities. (a)  On one or more occasions after the Closing Date, the Borrower may obtain, from any Lender or any other bank, financial institution or other institutional lender or investor that agrees to provide any portion of Refinancing Term Loans or Refinancing Revolving Commitments pursuant to a Refinancing Facility Agreement in accordance with this Section 2.26 (each, a “Refinancing Lender”) (provided that the Administrative Agent and each Issuing Bank shall have consented (such consent not to be unreasonably withheld or delayed) to such Refinancing Lender’s making such Refinancing Term Loans or providing such Refinancing Revolving Commitments to the extent such consent, if any, would be required under Section 9.04(b) for an assignment of Loans or Revolving Commitments, as applicable, to such Refinancing Lender), Credit Agreement Refinancing Indebtedness in respect of all or any portion of Term Loans or Revolving Loans (which, for the purposes of this Section, shall include Refinancing Revolving Loans) (or unused Revolving Commitments (which, for purposes of this Section, shall include Refinancing Revolving Commitments)) then outstanding under this Agreement, in the form of Refinancing Term Loans, Refinancing Term Commitments, Refinancing Revolving Commitments or Refinancing Revolving Loans pursuant to a Refinancing Facility Agreement; provided that notwithstanding anything to the contrary in this Section 2.26 or otherwise, (i) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Refinancing Revolving Commitments (and related outstandings), (B) repayments required upon the maturity date of the Refinancing Revolving Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (ii) below)) of Loans with respect to Refinancing Revolving Commitments after the date of obtaining any Refinancing Revolving Commitments shall be made on a pro rata basis with all other Revolving Commitments, (ii) the permanent repayment of Revolving Loans with respect to, and termination of, Refinancing Revolving Commitments after the date of obtaining any Refinancing Revolving Commitments shall be made on a pro rata basis with all other Revolving Commitments and (iii) assignments and participations of Refinancing Revolving Commitments and Refinancing Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Commitments and Revolving Loans.

(b)  The effectiveness of any Refinancing Facility Agreement shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.04 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates of the type delivered on the Closing Date other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Security Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents.

(c)  Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.26(a) shall be in an aggregate principal amount that is (x) not less than $10,000,000 and (y) an integral multiple of $1,000,000 in excess thereof (provided that such amount may be less than $10,000,000, and not in an increment of $1,000,000, if such amount is equal to (1) the entire outstanding principal amount of Refinanced Debt that is in the form of Term Loans or (2) the entire outstanding principal amount of Refinanced Debt (or commitments) that is in the form of Revolving Commitments).

(d)  Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Refinancing Facility Agreement, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.26, including any amendments necessary to treat the applicable Loans and/or Commitments established under the Refinancing Facility Agreement as a new Class of Loans and/or Commitments hereunder, and the Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Facility Agreement.

This Section 2.26 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary solely to the extent provided in this Section 2.26.

SECTION 2.27. Sustainability Targets. (a)  After the Closing Date, the parties from time to time hereto may agree to establish specified key performance indicators with respect to certain environmental, social and governance targets of the Parent and its Subsidiaries. The parties hereto acknowledge that the Sustainability Targets have not been determined and agreed as of the date of this Agreement and that Schedule 2.27 therefore has been intentionally left blank. The Borrower may, at any time prior to the date that is 18 months following the Closing Date, submit a request in writing to the Administrative Agent that this Agreement be amended to include the Sustainability Targets and other related provisions (including those provisions described in this Section 2.27), to be mutually agreed between the Borrower and the Administrative Agent in accordance with this Section 2.27 and Section 9.02 (such amendment, the “ESG Amendment”). Such request shall be accompanied by the proposed Sustainability Targets as prepared by the Borrower in consultation with the sustainability structuring agent and devised with assistance from a Sustainability Assurance Provider (defined below), which shall be included as Schedule 2.27 (the “Sustainability Table”). The proposed ESG Amendment shall also include the ESG Pricing Provisions (defined below) and shall identify a sustainability assurance provider, provided that any such sustainability assurance provider shall be a qualified external reviewer, independent of the Parent, the Borrower and the other Subsidiaries, with relevant expertise, such as an auditor, environmental consultant and/or independent ratings agency of recognized national standing (the “Sustainability Assurance Provider”).

(b)  The Administrative Agent and the Borrower shall in good faith enter into discussions to reach an agreement in respect of the proposed Sustainability Targets and Sustainability Assurance Provider, and any proposed incentives and penalties for compliance and noncompliance, respectively, with the Sustainability Targets, including any adjustments to the Applicable Rate (such provisions, collectively, the “ESG Pricing Provisions”); provided that the amount of any such adjustments made pursuant to an ESG Amendment shall not result in a decrease or an increase of more than (a) 0.020% in the Commitment Fee Rate set forth in the definition of “Applicable Rate” and/or (b) 0.050% in the Term Benchmark / RFR Spread and the ABR Spread set forth in the definition of “Applicable Rate” during any fiscal year, which pricing adjustments shall be applied in accordance with the terms as further described in the ESG Pricing Provisions; provided that (i) in no event shall any of the Term Benchmark / RFR Spread, the ABR Spread or the Commitment Fee Rate be less than 0% at any time and (ii) for the avoidance of doubt, such pricing adjustments shall not be cumulative year-over-year, and each applicable adjustment shall only apply until the date on which the next adjustment is due to take place. The ESG Amendment (including the ESG Pricing Provisions) will become effective once the Borrower, the Administrative Agent and a Majority in Interest of the Lenders of each applicable Class have executed the ESG Amendment. The Borrower shall not be required to pay any amendment or similar fees in connection with the ESG Amendment. The Borrower agrees and confirms that the ESG Pricing Provisions shall follow the Sustainability Linked Loan Principles, as published in May 2021, and as may be updated, revised or amended from time to time by the Loan Market Association and the Loan Syndications & Trading Association (the “SLL Principles”).

(c)  Following the effectiveness of the ESG Amendment, any amendment or other modification to the ESG Pricing Provisions which does not have the effect of reducing the Term Benchmark / RFR Spread, the ABR Spread or the Commitment Fee Rate to a level not otherwise permitted by this Section 2.27 shall be subject only to the consent of the Majority in Interest of Lenders of the applicable Class.

(d)  For the avoidance of doubt, any such ESG Amendment pursuant to this Section shall not amend or modify any terms of the Tranche B Term Loans.

As used in this Section 2.27, “Sustainability Targets” means specified key performance indicators with respect to certain environmental, social and governance targets of the Parent and its Subsidiaries, which shall be confirmed by the Borrower as being consistent with the SLL Principles.

ARTICLE III

Representations and Warranties

Each of the Parent and the Borrower represents and warrants to the Lenders that:

SECTION 3.01. Organization; Powers. Each of the Parent and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability. The Transactions entered or to be entered into by each Loan Party are within such Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Parent and the Borrower and constitutes, and each other Loan Document to which any Loan Party is or is to be a party constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Parent, the Borrower and such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except registrations and filings necessary to perfect Liens created under the Loan Documents and, with respect to the Acquisition, such as will be obtained on or prior to the Closing Date, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any Restricted Subsidiary or its assets the violation or breach of which would result in or would reasonably be expected to result in a Material Adverse Effect, or give rise to a right thereunder to require any payment to be made by the Parent or any Restricted Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent or any Restricted Subsidiary, except Liens created under the Loan Documents.

SECTION 3.04. Financial Condition; No Material Adverse Change.
(a)  The Parent has heretofore furnished to the Lenders (i) the consolidated balance sheet of the Parent as of December 31, 2023, December 31, 2022 and December 31, 2021, and (ii) the statements of income, stockholders equity and cash flows of the Parent for December 31, 2023, December 31, 2022 and December 31, 2021, reported, in the case of clauses (i) and (ii) on by Deloitte & Touche LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b)  [Reserved].

(c)  Since December 31, 2023, there has been no material adverse change in the business, assets, operations or financial condition of the Parent and the Restricted Subsidiaries, taken as a whole.

SECTION 3.05. Litigation and Environmental Matters. (a)  There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent or the Borrower, threatened against or affecting the Parent or any Restricted Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b)  Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Parent nor any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c)  Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.06. Compliance with Laws and Agreements. Each of the Parent and the Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 3.07. Investment Company Status. Neither the Parent nor any other Loan Party is required to register as an “investment company” as that term is defined in the Investment Company Act of 1940.

SECTION 3.08. Taxes. Each of the Parent and the Restricted Subsidiaries has timely filed or caused to be filed all Federal and other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Parent or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.09. ERISA. (a)  Each of the Parent and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect.

(b)  Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan. With respect to each Foreign Pension Plan, none of the Parent, its Affiliates or any of their respective directors, officers, employees or agents has engaged in a transaction that could subject the Parent or any Restricted Subsidiary, directly or indirectly, to a tax or civil penalty that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Foreign Pension Plans would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. Disclosure. None of the reports, financial statements or other information furnished by or on behalf of the Parent or the Borrower to the Administrative Agent or any Lender in connection with the negotiation of the Loan Documents or delivered thereunder, taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information or any information concerning future proposed and intended activities of the Parent and the Restricted Subsidiaries, the Parent and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections and information are forward looking statements which by their nature are subject to significant uncertainties and contingencies, many of which are beyond the Parent’s and the Borrower’s control, and that actual results may differ, perhaps materially, from those expressed or implied in such forward looking statements, and no assurance can be given that the projections will be realized).

SECTION 3.11. Federal Reserve Regulations. None of the Parent or any Restricted Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board) or extending credit for the purpose of purchasing or carrying margin stock. The Borrower will not use the proceeds of the Loans, directly or indirectly, for any purpose that is in violation of any of Regulations T, U and X of the Board.

SECTION 3.12. Properties. (a)  Each of the Parent and its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and any other Liens permitted under Section 6.02.

(b)  Each of the Parent and its Restricted Subsidiaries owns, or is licensed, or otherwise permitted, to use, all Intellectual Property material to the business of the Parent and the Restricted Subsidiaries (taken as a whole) as presently conducted, and the use thereof by the Parent and its Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(c)  As of the Effective Date, no Loan Party has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein owned by a Loan Party is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

SECTION 3.13. Collateral Matters. (a)  The Collateral Agreement, upon execution and delivery thereof by the parties thereto and the effectiveness of the security interest created thereby on the Closing Date pursuant to the terms thereof, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral (as defined therein) constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Collateral Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person, and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 6.02.

(b)  Each Mortgage, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law, and when the Mortgages have been recorded or filed, as applicable, in the jurisdictions specified therein, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, but subject to Liens permitted by Section 6.02.

(c)  Upon the recordation of the Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Borrower and the Administrative Agent) with the United States Copyright Office pursuant to 17 U.S.C. § 205 and the regulations thereunder or with the United States Patent and Trademark Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person, but subject to Liens permitted by Section 6.02 (it being understood that subsequent recordings in the United States Copyright Office or the United States Patent and Trademark Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the date of such recordation).

(d)  Each Security Document, other than any Security Document referred to in the preceding paragraphs of this Section, upon execution and delivery thereof by the parties thereto and the effectiveness of the security interest created thereby on the Closing Date pursuant to the terms thereof and the making of the filings and taking of the other actions provided for therein, will be effective under applicable law to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral subject thereto, and will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral subject thereto, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 6.02.

(e)  This Section 3.13 shall not apply during any Collateral Release Period.

SECTION 3.14. Anti-Corruption Laws and Sanctions. The Parent has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Parent and its Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions, and the Parent and its Subsidiaries and their respective officers and directors and, to the knowledge of the Parent and the Borrower, their respective employees and agents, are in compliance with applicable Anti-Corruption Laws and Sanctions in all material respects. None of (a) the Parent or any Subsidiary, (b) to the knowledge of the Parent or the Borrower, any director, officer or employee of the Parent or any Subsidiary or (c) to the knowledge of the Parent or the Borrower, any agent of the Parent or any Subsidiary that will act in any capacity in connection with or benefit directly from the credit facility established hereby, is a Sanctioned Person or in violation of any applicable Sanctions. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate applicable Anti-Corruption Laws or applicable Sanctions.

SECTION 3.15. Insurance. Schedule 3.15 sets forth a true, complete and correct description of all insurance maintained by or on behalf of the Parent or any Loan Party as of the Effective Date. As of the Effective Date, such insurance is in full force and effect and all premiums in respect of such insurance have been paid. The Parent and the Borrower believe that the insurance maintained by or on behalf of the Parent, the Borrower and the other Restricted Subsidiaries is in such amounts (with no greater risk retention) and against such risks as is adequate.

SECTION 3.16. Use of Proceeds. The proceeds of the Tranche A Term Loans and the Tranche B Term Loan, together with the proceeds of the Permanent Acquisition Financing Indebtedness, the proceeds of the Revolving Loans made on the Closing Date and cash on hand of the Borrower, will be used by the Borrower solely to finance any amount payable under or in connection with the Acquisition and the acquisition of any Target Shares to be acquired after the Acquisition Completion Date pursuant to a Squeeze-Out Procedure, to consummate the Existing Indebtedness Refinancing and to pay the Transaction Costs. The proceeds of the Revolving Loans borrowed on the Closing Date will be used (a) to fund Transaction Costs, (b) to refinance loans outstanding under the revolving facility under the Existing Credit Agreement and (c) for other purposes permitted under this Agreement, subject to the limitation set forth in Section 2.01(b). The proceeds of the Revolving Loans borrowed after the Closing Date will be used for general corporate purposes. Letters of Credit will be issued only to support the operations in the ordinary course of business of the Parent and the Restricted Subsidiaries.

SECTION 3.17. Solvency. As of the Closing Date, after giving effect to the Transactions and giving effect to the rights of indemnification, subrogation and contribution under the Collateral Agreement, (a) the sum of the debt and liabilities (subordinated, contingent or otherwise) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, does not exceed the fair value of the assets (at a fair valuation) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, (b) the present fair saleable value of the assets (at a fair valuation) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, is greater than the amount that will be required to pay the probable liabilities of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, on their debts and other liabilities subordinated, contingent or otherwise as they become absolute and matured; (c) the capital of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, is not unreasonably small in relation to the business of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, as conducted or contemplated as of the date hereof; and (d) the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debt or other liabilities as they become due (whether at maturity or otherwise). For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

SECTION 3.18. Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

ARTICLE IV

Conditions

SECTION 4.01. Effectiveness. The effectiveness of this Agreement and the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02), it being understood and agreed that the obligations of the Lenders to make Loans hereunder shall be further subject to the conditions set forth in Sections 4.02, 4.03(a) and 4.04:

(a)  The Administrative Agent shall have received from the Borrower, the Parent, each Tranche A Term Lender, each Tranche B Term Lender, each Revolving Lender and each Issuing Bank, either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)  The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders) of each of (i) Allen Overy Shearman Sterling (US) LLP, counsel for the Loan Parties, and (ii) the general counsel of the Parent and the Borrower (A) dated as of the Effective Date and (B) in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(c)  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)  (i) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, if qualified as to materiality, in all respects) on and as of the Effective Date after giving effect to the Transactions to occur on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date) and (ii) after giving effect to the Transactions to occur on the Effective Date, no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent and the Arranger shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower as to the foregoing.

(e)  The Administrative Agent shall have received from the Borrower, the Parent and each other Loan Party, either (i) a counterpart of the Guarantee Agreement and the Collateral Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging of a signed signature page of this Agreement) that such party has signed a counterpart of the Guarantee Agreement and the Collateral Agreement.

(f)  [Reserved.]

(g)  The Administrative Agent shall have received, at least three Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations with respect to the Borrower and each Guarantor, including the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case to the extent requested in writing at least ten Business Days prior to the Effective Date.

(h)  The Parent and the Borrower shall have executed and delivered to the Arranger the Syndication Letter and the Fee Letters.

(i)  The Administrative Agent shall have received a copy, in substantially final form and in form and substance reasonably satisfactory to the Administrative Agent, of the Announcement.

(j)  The Administrative Agent shall have received copies of each of the Intercreditor Agreements and each of the Bridge Credit Agreements, in each case, executed by each of the parties thereto, and the Effective Date under (and as defined in) each of the Bridge Credit Agreements shall have occurred (or shall occur substantially concurrently with the Effective Date hereunder).

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02. Each Funding Date. The obligation of each Lender to make its Loans hereunder on the Closing Date and of each Tranche B Term Lender to make its Tranche B Term Loan hereunder on any subsequent Funding Date shall be subject to the occurrence of the Effective Date, the receipt by the Administrative Agent of a Borrowing Request therefor in accordance with Section 2.03 and the satisfaction (or waiver in accordance with Section 9.02) of the following conditions, it being understood and agreed that the obligations of the Lenders to make Loans hereunder shall be further subject to the conditions set forth in Section 4.03(a):

(a)  In the case of the Loans to be made on the Closing Date, the Administrative Agent shall have received a certificate dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming that:

(i)  if the Acquisition is to be implemented by means of a Scheme, (A) no Major Default has occurred and is continuing or would result from the funding of the Loans on the Closing Date and (B) the Scheme Court Order has been delivered to the Registrar; or

(ii)  if the Acquisition is to be implemented by means of an Offer, (A) the Offer has been declared unconditional and (B) no Major Default has occurred and is continuing or would result from the funding of the Loans on the Closing Date.

(b)  In the case of the Loans to be made on any Funding Date (other than the Closing Date), the Administrative Agent shall have received a certificate, dated such Funding Date and signed by a Financial Officer of the Borrower, confirming that no Major Default has occurred and is continuing or would result from the funding of the Loans on such Funding Date.

(c)  In the case of the Loans to be made on the Closing Date, the Administrative Agent shall have received a certificate from the chief financial officer of the Parent in substantially the form of Exhibit H hereto confirming the solvency of the Parent and its Subsidiaries on a consolidated basis after giving effect to the Transactions.

SECTION 4.03. Certain Funds Period.

(a)  Subject to Section 4.02, (i) during the Certain Funds Period, each Lender will be obligated to make its Term Loans on each Funding Date and (ii) on the Closing Date, each Revolving Lender will be obligated to make its Revolving Loans, in each case, unless, on such date:

(i)  a Major Default has occurred and is continuing or would result from the making of the Loans; or

(ii)  due to a change in law after the date that such Lender becomes a Lender under this Agreement, it has become unlawful in any applicable jurisdiction for such Lender to perform any of its obligations to lend or participate in any Term Loans (provided that this shall be without prejudice to the obligations of all of the other Lenders).

(b)  During the Certain Funds Period (save in circumstances where, because of the occurrence of any of the events specified in Section 4.03(a), a Lender is not obliged to make its Loans on any Funding Date), none of the Administrative Agent or the Lenders shall be permitted or entitled to (or to take any action or threaten to):

(i)  cancel the Commitment of any Lender;

(ii)  rescind, terminate or cancel this Agreement or the Loans or exercise any similar right or remedy or make or enforce any claim under the Loan Documents or under any applicable law it may have or take any other action, in each case, to the extent to do so would or will prevent or limit (A) the making of the Loans or (B) the Borrower from applying the proceeds of the Loans in accordance with Section 5.08;

(iii)  in the case of any Lender, refuse or fail to make or participate in the making of the Loans;

(iv)  exercise any right of netting, set-off or counterclaim in respect of the Loans to the extent to do so would or will prevent or limit the making of the Loans;

(v)  cancel, accelerate, make demand for or cause repayment or prepayment of any amounts owing under this Agreement or under any other Loan Document to the extent to do so would or will prevent or limit the making of the Loans or which would require the same to be repaid, prepaid or canceled; or

(vi)  exercise any other right or remedy or take any other action or make or enforce any claim (in its capacity as Lender) which would directly or indirectly prevent any Loan from being made;

provided that immediately upon the expiration of the Certain Funds Period all such rights, remedies and entitlements shall, to the extent otherwise permitted, be available to the Administrative Agent and the Lenders notwithstanding that they may not have been used or been available for use during the Certain Funds Period.

(c)  Notwithstanding any other term of any of the Loan Documents, if any other term of the Loan Documents is contrary to or inconsistent with this Section 4.03, then the terms of this Section 4.03 shall prevail in all respects.

SECTION 4.04. Conditions Precedent to Each Credit Event. Except for each funding of Term Loans during the Certain Funds Period and the funding of Revolving Loans on the Closing Date, which in each case shall be subject to Sections 4.02 and 4.03(a), and except as expressly set forth in Section 2.23(c) and the applicable Incremental Facility Agreement with respect to an Incremental Extension of Credit, the obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit (other than any extension or renewal of any Letter of Credit without any increase in the stated amount of such Letter of Credit), is subject to receipt of the request therefor in accordance with this Agreement and to the satisfaction of the following conditions:

(a)  The representations and warranties of the Loan Parties set forth in the Loan Documents (except in the case of Revolving Loans made and Letters of Credit issued after the Closing Date, the representation and warranty set forth in Section 3.04(c)) shall be true and correct in all material respects (or, if qualified as to materiality, in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in all respects, as applicable) with respect to such earlier date).

(b)  At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit (except those specified in the parenthetical contained in the introductory paragraph of this Section 4.04), shall be deemed to constitute a representation and warranty by the Parent and the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and expenses and other amounts (other than contingent amounts not yet due) payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, or shall have been cash collateralized or back-stopped (in each case, in a manner satisfactory to each applicable Issuing Bank), and all LC Disbursements shall have been reimbursed, the Parent and the Borrower covenant and agree with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Parent or the Borrower will furnish to the Administrative Agent (and, when furnished, the Administrative Agent will promptly furnish to the Lenders):

(a)  within 90 days after the end of each fiscal year of the Parent, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit (other than any qualification or exception that is expressly solely with respect to, or expressly resulting solely from, an upcoming maturity of the Loans or Commitments under this Agreement within one year following the date of such report or any actual or potential inability to satisfy a financial maintenance covenant under this Agreement at such time or on a future date or in a future period)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and accompanied by a narrative report describing the financial position, results of operations and cash flows of the Parent and the consolidated Subsidiaries; provided that it is understood and agreed that the delivery of the Parent’s Form 10-K and annual report for the applicable fiscal year shall satisfy the requirements of this clause (a);

(b)  within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, its condensed consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and accompanied by a narrative report describing the financial position, results of operations and cash flows of the Parent and the consolidated Subsidiaries; provided that it is understood and agreed that the delivery of the Parent’s Form 10-Q for the applicable fiscal quarter shall satisfy the requirements of this clause (b) if such materials contain the information required by this clause (b);

(c)  concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Parent (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) (x) setting forth reasonably detailed calculations demonstrating compliance with Section 6.10 and Section 6.11 and (y) in the case of financial statements delivered under clause (a) above, of Excess Cash Flow and (iii) stating whether any change in GAAP or in the application thereof affecting the financial statements accompanying such certificate in any material respect has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on such financial statements;

(d)  promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Parent to its shareholders generally, as the case may be; and

(e)  promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Parent or any Restricted Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

Any financial statement, report, proxy statement or other material required to be delivered pursuant to clause (a), (b) or (d) of this Section shall be deemed to have been furnished to the Administrative Agent and each Lender on the date that the Parent notifies the Administrative Agent that such financial statement, report, proxy statement or other material is posted on the Securities and Exchange Commission’s website at www.sec.gov or on the Parent’s website at www.aam.com; provided that the Administrative Agent will promptly inform the Lenders of any such notification by the Parent.

In addition, the Parent and the Borrower shall hold quarterly conference calls for the Lenders and the Issuing Banks regarding its financial information for the previous quarter; provided that the Parent’s quarterly earnings call shall satisfy the foregoing requirement in respect of any fiscal quarter if the Lenders and the Issuing Banks are given the opportunity to participate in such quarterly earnings call. In the event that the Parent ceases to hold quarterly earnings calls or the Lenders and Issuing Banks are not permitted to so participate therein, at the request of the Administrative Agent, the Parent and the Borrower shall hold such quarterly conference calls at a time mutually agreed with the Administrative Agent reasonably promptly following delivery of the financial statements required under Section 5.01(a) or Section 5.01(b), as applicable. The scheduled time of any quarterly call shall be communicated to the Lenders and the Issuing Banks reasonably in advance thereof which, in the case of Parent’s earnings call, may be communicated in the manner normally provided in respect of such earnings call.

SECTION 5.02. Notices of Material Events. The Parent or the Borrower will furnish to the Administrative Agent (and when furnished, the Administrative Agent will promptly furnish to the Lenders) written notice of the following, promptly after any executive officer or Financial Officer of the Parent or the Borrower obtains actual knowledge thereof:

(a)  the occurrence of any Default;

(b)  the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Parent or any Subsidiary that involves a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(c)  the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would result in or would reasonably be expected to result in a Material Adverse Effect; and

(d)  any other development that would result in or would reasonably be expected to result in a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Parent or the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that (i) the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (ii) neither the Parent nor any of its Restricted Subsidiaries shall be required to preserve any rights, licenses, permits or franchises, if the Parent or such Restricted Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business and if the loss thereof would not have and would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04. Payment of Taxes. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, pay its Tax liabilities that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Parent, the Borrower or such other Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

SECTION 5.05. Maintenance of Properties; Insurance. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are reasonable and prudent, as well as such insurance as is required by any Security Document. With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency as a Special Flood Hazard Area with respect to which flood insurance has been made available under any of the Flood Insurance Laws to have special flood hazards, the applicable Loan Party has obtained, and will maintain, with financially sound and reputable insurance companies, such flood insurance as is required under applicable Flood Insurance Laws, or as otherwise reasonably required by the Collateral Agent. The Borrower will furnish to the Lenders, upon reasonable request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

SECTION 5.06. Books and Records; Inspection Rights. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, keep proper financial books of record and account in which full, true and correct entries are made of all financial dealings and transactions in relation to its business and activities in order to produce its financial statements in accordance with GAAP. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice and at the applicable Lender’s expense, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested (subject to reasonable requirements of confidentiality, including requirements imposed by law or contract).

SECTION 5.07. Compliance with Laws. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Parent and the Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. No Borrowing will be made or Letter of Credit issued, and no proceeds of any Borrowing will be used, (a) for the purpose of funding payments to any officer or employee of a Governmental Authority, Person controlled by a Governmental Authority, political party, official of a political party, candidate for political office or other Person acting in an official capacity, in each case in violation of applicable Anti-Corruption Laws, (b) for the purpose of financing the activities of, or any transaction with, any Sanctioned Person or in any Sanctioned Country, or (c) in any manner that would result in the violation of Sanctions by any party hereto.

SECTION 5.08. Use of Proceeds and Letters of Credit. The proceeds of the Tranche A Term Loans and the Tranche B Term Loans, together with the proceeds of the Permanent Acquisition Financing Indebtedness, the proceeds of the Revolving Loans made on the Closing Date and cash on hand of the Borrower, will be used by the Borrower solely to finance any amount payable under or in connection with the Acquisition and the acquisition of any Target Shares to be acquired after the Acquisition Completion Date pursuant to a Squeeze-Out Procedure, to consummate the Existing Indebtedness Refinancing and to pay the Transaction Costs. The proceeds of the Revolving Loans borrowed on the Closing Date will be used (a) to fund Transaction Costs, (b) to refinance loans outstanding under the revolving facility under the Existing Credit Agreement and (c) for other purposes permitted under this Agreement, subject to the limitation set forth in Section 2.01(b). The proceeds of the Revolving Loans borrowed after the Closing Date will be used for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X. Letters of Credit will be issued only to support the operations in the ordinary course of business of the Parent and the Restricted Subsidiaries.

SECTION 5.09. Additional Subsidiary Loan Parties. If any Subsidiary Loan Party is formed or otherwise acquired after the date hereof or any Subsidiary that is not a Subsidiary Loan Party subsequently becomes a Subsidiary Loan Party (including upon the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary or upon any Excluded Subsidiary ceasing to constitute an Excluded Subsidiary), then, in each case, within 60 days thereafter (which period may be extended by the Administrative Agent in its sole discretion) the Parent or the Borrower shall notify the Administrative Agent thereof and cause such Subsidiary to (i) execute a supplement to the Guarantee Agreement (substantially in the form provided as an annex thereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent) in order to become a Guarantor and (ii) satisfy the Collateral Requirement (prior to the Closing Date, subject to clause (b) of the final paragraph of the definition thereof); provided however that clause (ii) of this Section shall not apply during any Collateral Release Period.

SECTION 5.10. Information Regarding Collateral. (a)  The Parent or the Borrower will furnish to the Collateral Agent prompt written notice of any change (i) in the legal name of any Loan Party, as set forth in its organizational documents, (ii) in the jurisdiction of organization or the form of organization of any Loan Party (including as a result of any merger or consolidation), or (iii) in the organizational identification number, if any, or, with respect to any Loan Party organized under the laws of a jurisdiction that requires such information to be set forth on the face of a Uniform Commercial Code financing statement, the Federal Taxpayer Identification Number of such Loan Party. The Parent and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been, or simultaneously will be, made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral (it being understood that the foregoing shall not be construed to prohibit any such change from being effected prior to the Closing Date; provided that the Parent and the Borrower comply with the notification requirements set forth in the immediately preceding sentence).

(b)  The Borrower (i) will furnish to the Collateral Agent and the Administrative Agent prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (ii) will ensure that the net proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Loan Documents.

(c)  This Section 5.10 shall not apply during any Collateral Release Period.

SECTION 5.11. Further Assurances. (a)  Each of the Parent and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral Requirement to be and remain satisfied at all times or otherwise to effectuate the provisions of the Loan Documents, all at the expense of the Loan Parties, and will provide the Administrative Agent with such information regarding the Collateral as the Administrative Agent may reasonably request.

(b)  If any material assets (including any land and buildings or any interest therein having an aggregate book value or purchase price exceeding $50,000,000, other than Excluded Assets) are acquired by any Loan Party after the Effective Date, (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Parent and the Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations (in the same manner as Collateral under the Collateral Agreement secures the Secured Obligations) and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to cause the Collateral Requirement to be satisfied with respect to such assets (prior to the Closing Date, subject to clause (b) of the final paragraph of the definition thereof), including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

(c)  This Section 5.11 shall not apply during any Collateral Release Period.

SECTION 5.12. Maintenance of Ratings. Each of the Parent and the Borrower will use commercially reasonable efforts to cause the credit facilities made available under this Agreement to be continuously rated by at least two of S&P, Moody’s and Fitch Ratings Inc. and, in the case of the Parent, will use commercially reasonable efforts to maintain a corporate rating or corporate family rating, as applicable, from at least two of S&P, Moody’s and Fitch Ratings Inc., in each case in respect of the Parent.

SECTION 5.13. Designation of Subsidiaries. The Parent may at any time designate any Restricted Subsidiary (other than the Borrower) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after such designation, no Event of Default shall have occurred and be continuing or would immediately result from such designation and (b) immediately after giving effect to such designation, the Total Net Leverage Ratio, calculated on a Pro Forma Basis, shall not exceed the Applicable Total Net Leverage Ratio. The Parent may not designate a Restricted Subsidiary as an Unrestricted Subsidiary if, at the time of such designation (and, thereafter, any Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary automatically if) (i) such Restricted Subsidiary or any of its subsidiaries is a “restricted subsidiary” or a “guarantor” (or any similar designation) for any Designated Indebtedness or (ii) such Restricted Subsidiary or any of its subsidiaries owns any Equity Interests or Indebtedness of, or holds any Lien on any property of, the Parent, the Borrower or any other Subsidiary (other than (x) any subsidiary of such Restricted Subsidiary and (y) any Unrestricted Subsidiary). The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an investment by the parent company of such Subsidiary therein under Section 6.04 at the date of designation in an amount equal to the fair market value (as determined by the Parent in good faith) of the net assets of such parent company’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary, and the making of an investment by such Subsidiary in any investments of such Subsidiary, in each case existing at such time. Prior to any designation made in accordance with this Section 5.13, the Parent shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that the designation satisfies the applicable conditions set forth in this Section 5.13, including reasonably detailed calculations demonstrating compliance with clause (b) above.

SECTION 5.14. Post-Closing Matters. Each of the Parent and the Borrower will, and will cause each Subsidiary Loan Party to, deliver to Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, each of the items described on Schedule 5.14 hereof on or before the dates specified with respect to such items on Schedule 5.14 (or, in each case, such later date as may be agreed to by Administrative Agent in its sole discretion).

SECTION 5.15. Acquisition Undertakings. (a)  In each case subject to any confidentiality, regulatory or legal restrictions relating to the supply of such information (other than, in the case of any confidentiality restriction, any such restriction created by an Initial Obligor), the Parent and the Borrower shall keep the Administrative Agent informed as to any material developments in relation to the Acquisition (including, if the Acquisition is effected by means of an Offer, by promptly delivering to the Administrative Agent copies of any press releases required to be made by the Parent under the Takeover Code (including press releases in respect of any irrevocable acceptances received in relation to the Offer)) and will:

(i)  promptly notify the Administrative Agent in writing of the making, and the date of, any Election;

(ii)  if the Acquisition is to be implemented by means of a Scheme, (A) notify the Administrative Agent promptly in writing after becoming aware that the Scheme Court Order has been issued and a copy has been delivered to the Registrar and (B) promptly following receipt, deliver to the Administrative Agent (1) a copy of the Scheme Court Order, (2) a copy of the Scheme Circular and (3) the Scheme Resolution passed at the Target General Meeting, in each case for information purposes only and not required to be in form and substance satisfactory to the Administrative Agent and the Lenders; and

(iii)  if the Acquisition is to be implemented by means of an Offer, (A) notify the Administrative Agent promptly in writing after becoming aware that (1) the Offer Documents have been sent to the Target Shareholders and the date on which the same were sent to the Target Shareholders and (2) the Offer has become, or been declared, unconditional and (B) promptly deliver to the Administrative Agent (1) a copy of the Offer Press Release and (2) a copy of the Offer Documents, in each case for information purposes only and not required to be in form and substance satisfactory to the Administrative Agent and the Lenders.

(b)  The Parent shall not:

(i)  waive or amend any condition relating to the Acquisition where such waiver or amendment would be reasonably expected to be materially adverse to the interests of the Lenders (or allow the material terms of any Scheme Circular or Offer Document to deviate from the terms set forth in the draft Announcement delivered under paragraph (i) of Section 4.01 in a manner that would be reasonably expected to be materially adverse to the interests of the Lenders), except (A) to the extent required by the Takeover Code, the Takeover Panel, the Court or any other applicable law, regulation or regulatory body, (B) the waiver of any condition relating to the Acquisition where such waiver does not relate to a condition which the Parent reasonably considers that it would be entitled, in accordance with Rule 13.5(a) of the Code, to invoke so as to cause the Offer not to proceed, lapse or be withdrawn, (C) increasing the price to be paid for the Target Shares, (D) in relation to any election made to undertake the Acquisition by way of an Offer rather than pursuant to the Scheme (or vice versa) and/or (E) in relation to extending the period in which holders of the Target Shares may consider the terms of the Scheme or, as the case may be, accept the Offer, including (1) in relation to an extension to any date for any meeting or court hearing and/or (2) by reason of the adjournment of any meeting or court hearing, in each case, in connection with the Scheme or, as the case may be, the Offer; provided that, for the avoidance of doubt, no extension of any period contemplated in this clause (E) shall operate or be construed as an extension of the Certain Funds Period; or

(ii)  if the Acquisition is implemented by means of the Offer, reduce the acceptance threshold below 90% of the Target Shares.

(c)  The Parent shall comply in all material respects with the Takeover Code (subject to any waiver or dispensation of any kind granted by, or requirement of, the Takeover Panel or the Court) and with all applicable laws or regulations relating to the Acquisition, except where noncompliance therewith could not reasonably be expected to be materially adverse to the interests of the Lenders (taken as a whole) under the Loan Documents.

(d)  The Initial Obligors shall:

(i)  if the Acquisition is being effected by means of an Offer and the Parent becomes entitled to implement the Squeeze-Out Procedure (1) promptly (and in any event within the maximum time period prescribed for such actions) give notice to all other holders of Target Shares that it intends to acquire all their Target Shares pursuant to the Squeeze-Out Procedure and (2) comply with all of the applicable provisions of the Companies Act to enable it to complete the Squeeze-Out Procedure on or before the latest date on which a Squeeze-Out Procedure may be completed in accordance with Chapter 3 of Part 28 of the Act; and

(ii)  if the Acquisition is being effected by means of a Scheme or if the Acquisition is being effected by means of an Offer and to the extent the Parent owns or controls not less than 75% of the voting rights of all members of Target and in each case to the extent permitted by law, the Obligors shall procure that the Re-Registration Date occurs as soon as reasonably practicable after the Acquisition Completion Date.

SECTION 5.16. Outbound Investment Rules. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and expenses and other amounts (other than contingent amounts not yet due) payable hereunder have been paid in full and all Letters of Credit have expired or terminated, or shall have been cash collateralized or back-stopped (in each case, in a manner satisfactory to each applicable Issuing Bank), and all LC Disbursements shall have been reimbursed, the Parent and the Borrower covenant and agree with the Lenders that:

SECTION 6.01. Indebtedness; Disqualified Equity Interests. (a) The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, including pursuant to any Guarantee of Indebtedness of the Parent or another Restricted Subsidiary, except:

(i)  Indebtedness owing to the Parent or another Restricted Subsidiary; provided that (x) such Indebtedness is otherwise permitted under Section 6.04 and (y) if such Indebtedness is owed by a Loan Party to a non-Loan Party, such Indebtedness is subordinated to the Indebtedness under the Loan Documents and pledged to the Collateral Agent;

(ii)  Guarantees of Indebtedness of the Parent or a Restricted Subsidiary, if also permitted by Section 6.04;

(iii)  Indebtedness under the Loan Documents;

(iv)  (A) the Senior Notes outstanding on the Effective Date and any Permitted Refinancing Indebtedness incurred to refinance any such Senior Notes (it being understood and agreed that, for purposes of this Section, any Indebtedness that is incurred for the purpose of repurchasing or redeeming any Senior Notes (or any Permitted Refinancing Indebtedness in respect thereof) shall, if otherwise meeting the requirements set forth above and in the definition of the term “Permitted Refinancing Indebtedness”, be deemed to be Permitted Refinancing Indebtedness in respect of the Senior Notes (or such Permitted Refinancing Indebtedness), and shall be permitted to be incurred and be in existence, notwithstanding that the proceeds of such Permitted Refinancing Indebtedness shall not be applied to make such repurchase or redemption of the Senior Notes (or such Permitted Refinancing Indebtedness) immediately upon the incurrence thereof, if the proceeds of such Permitted Refinancing Indebtedness are retained and applied to repay the Senior Notes or such Permitted Refinancing Indebtedness in accordance with Section 6.02(n)) and (B) other Indebtedness existing as of the Effective Date and, to the extent in an outstanding principal amount in excess of $5,000,000, set forth on Schedule 6.01 hereto and any Permitted Refinancing Indebtedness incurred to refinance any such Indebtedness;

(v)  (A) Indebtedness of the Parent or any Restricted Subsidiary incurred to finance the acquisition, construction, lease or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed by the Parent or any Restricted Subsidiary in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that such Indebtedness is incurred prior to or within 360 days after such acquisition or lease or the completion of such construction or improvement, and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred or assumed pursuant to clause (A) above; provided further that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (v) shall not exceed the greater of (x) $250,000,000 and (y) 4.50% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(vi)  (A) Indebtedness of any Person (other than an Unrestricted Subsidiary) that becomes a Restricted Subsidiary (or of any Person (other than an Unrestricted Subsidiary) not previously a Restricted Subsidiary that is merged or consolidated with or into the Parent or a Restricted Subsidiary in a transaction permitted hereunder) after the date hereof (including as a result of the consummation of the Acquisition), or Indebtedness of any Person (other than an Unrestricted Subsidiary) that is assumed by the Parent or any Restricted Subsidiary in connection with an acquisition of assets by the Parent or such Restricted Subsidiary in a Permitted Acquisition or as a result of the consummation of the Acquisition; provided that (x) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary (or such merger or consolidation) or such assets being acquired and (y) except in connection with any such Indebtedness assumed as a result of the consummation of the Acquisition, immediately after giving effect to the assumption of such Indebtedness, the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed the Applicable Total Net Leverage Ratio as of such day and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above;

(vii)  other Indebtedness of any Foreign Subsidiary; provided that the aggregate principal amount of Indebtedness permitted by this clause (vii) (other than Indebtedness owing by a Foreign Subsidiary to another Foreign Subsidiary) shall not exceed the greater of (x) $600,000,000 and (y) 7.75% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(viii)  (A) Alternative Incremental Facility Debt; provided that (x) the aggregate principal amount of Alternative Incremental Facility Debt shall not exceed the amount permitted to be incurred under Section 2.23(a), (y) at the time of and after giving effect to the incurrence thereof, no Default shall have occurred and be continuing (provided that if the proceeds of such Alternative Incremental Facility Debt are to be used to finance a Limited Condition Transaction, then the condition set forth in this clause (y) shall be limited to the Events of Default set forth in clauses (a), (b), (i) and (j) of Article VII; provided that no Default shall have occurred and be continuing on the date on which the binding agreement for such Limited Condition Transaction is entered into), and (z) after giving effect to the incurrence of such Indebtedness and the application of the proceeds therefrom, (1) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed the Applicable Total Net Leverage Ratio as of such day and (2) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, is not less than 3.00 to 1.00 (provided that if the proceeds of such Alternative Incremental Facility Debt are to be used to finance a Limited Condition Transaction, then the condition precedent set forth in this clause (z) may be required, at the option of the Borrower, to be satisfied as of the date on which the binding agreement for such Limited Condition Transaction is entered into, rather than on the date of the incurrence of such Alternative Incremental Facility Debt) and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided further that such Indebtedness shall not be permitted during a Collateral Release Period unless such Indebtedness is unsecured;

(ix)  Receivables Financing Debt attributable to any Permitted Receivables Financing; provided that the aggregate principal amount of Indebtedness permitted by this clause shall not exceed the sum of (A) the greater of (x) $250,000,000 and (y) 4.50% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date such Indebtedness is incurred plus (B) solely in respect of Receivables Financing Debt of Foreign Subsidiaries, the greater of (x) $250,000,000 and (y) 4.50% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date such Indebtedness is incurred;

(x)  (A) Credit Agreement Refinancing Indebtedness; provided that the Net Cash Proceeds from such Indebtedness are applied to repay Loans outstanding hereunder and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided further that Credit Agreement Refinancing Indebtedness shall not be permitted during a Collateral Release Period unless such Credit Agreement Refinancing Indebtedness is unsecured;

(xi)  Indebtedness owed to any Person (including obligations in respect of letters of credit, bank guarantees and similar instruments for the benefit of such Person) providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(xii)  Indebtedness owed to any Person (including obligations in respect of letters of credit, bank guarantees and similar instruments for the benefit of such Person) in respect of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees and similar obligations (other than in respect of other Indebtedness), in each case provided in the ordinary course of business;

(xiii)  Indebtedness owed in respect of any overdrafts and related liabilities arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfers of funds; provided that such Indebtedness shall be repaid in full within five Business Days of the incurrence thereof;

(xiv)  Indebtedness of the Parent or any Restricted Subsidiary in the form of purchase price adjustments, earnouts, non-competition agreements or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with any Permitted Acquisition or other investment permitted under Section 6.04;

(xv)  Ratio Debt;

(xvi)  other Indebtedness not to exceed the greater of (x) $315,000,000 and (y) 6.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(xvii)  (A) the First Lien Bridge Loans (including any notes or loans into which the First Lien Bridge Loans have been converted) and/or First Lien Acquisition Indebtedness and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that (x) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xvii) shall not exceed an amount equal to the sum of (I) $843,000,000 plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness and (II) an amount equal the Tranche B Reallocation Amount (including any notes or loans into which the First Lien Bridge Loans have been converted) and (y) such Indebtedness shall at all times be subject to the Pari Passu Intercreditor Agreement;

(xviii)  (A) the Second Lien Bridge Loans (including any notes or loans into which the Second Lien Bridge Loans have been converted), Junior Lien Acquisition Indebtedness and Unsecured Acquisition Indebtedness and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that (x) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xviii) shall not exceed $500,000,000 plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness and (y) in the case of any Second Lien Bridge Loans (including any notes or loans into which the Second Lien Bridge Loans have been converted) and Junior Lien Acquisition Indebtedness, such Indebtedness shall at all times be subject to the Junior Lien Intercreditor Agreement;

(xix)  prior to the Closing Date, Indebtedness under the Existing Credit Agreement in an aggregate principal amount outstanding not to exceed $2,057,250,000; and

(xx)  intercompany Indebtedness owing to the Parent or a Restricted Subsidiary incurred in order to effect the consummation of the Transactions.

(b)  Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal amount of Indebtedness incurred pursuant to clauses (v) and (ix) of Section 6.01(a), together with the aggregate outstanding principal amount of all Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties (other than (x) any such Indebtedness owing to the Parent or any of the Restricted Subsidiaries and (y) prior to the Closing Date, Indebtedness permitted by Section 6.01(a)(ii)) and the aggregate outstanding principal amount of Indebtedness that is secured by a Lien that has priority over the Liens created under the Loan Documents shall not exceed the greater of (x) $1,300,000,000 and (y) 25.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent; provided that the foregoing shall not be construed to limit the incurrence of Indebtedness and Liens with respect to the Existing Credit Agreement permitted under Section 6.01(a)(xix) and Section 6.02(q), respectively.

(c)  On the Closing Date, the Dollar Component of each applicable clause under this Section 6.01 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.02. Liens. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)  Liens created under the Loan Documents;

(b)  Permitted Encumbrances;

(c)  any Lien on any property or asset of the Parent or any Restricted Subsidiary existing on the Effective Date (other than Liens of the type permitted under clause (g) of this Section) and, to the extent securing Indebtedness or other obligations in an outstanding principal or other amount in excess of $5,000,000, set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Parent or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)  any Lien existing on any property or asset prior to the acquisition thereof by the Parent or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary (other than an Unrestricted Subsidiary) (including pursuant to the Acquisition) prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Parent or any Restricted Subsidiary, (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof and (iv) if such Lien secures Indebtedness, such Indebtedness is permitted by Section 6.01(a)(vi);

(e)  Liens on fixed or capital assets acquired, constructed or improved by the Parent or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness incurred to finance the acquisition, construction or improvement of such fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 360 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby is permitted by Section 6.01(a)(v) and does not exceed the cost of acquiring, constructing or improving such fixed or capital assets, and (iv) such Liens shall not apply to any other property or assets of the Parent or any Subsidiary (other than to accessions to such fixed or capital assets and provided that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender);

(f)  any (i) Lien on any property or asset of any Foreign Subsidiary in an aggregate amount at any time outstanding not exceeding the greater of (1) $600,000,000 and (2) 7.75% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent and (ii) other Lien on any property or asset of any Foreign Subsidiary; provided that (A) in respect of this sub-clause (ii), such Lien secures Indebtedness or other obligations of such Foreign Subsidiary that is not Guaranteed by any Loan Party and (B) with respect to Indebtedness such Indebtedness is permitted by Section 6.01;

(g)  Liens comprising easements, rights of way or other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or do not materially interfere with the ordinary conduct of business of the Parent or any Restricted Subsidiary;

(h)  assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing and Liens arising pursuant to a Permitted Receivables Financing on Receivables and Related Security sold or financed in connection with such Permitted Receivables Financing; provided that the related Receivables Financing Debt is permitted by Section 6.01;

(i)  any Lien not otherwise permitted by this Section to the extent that the aggregate outstanding principal amount of the obligations secured thereby does not exceed the greater of (x) $315,000,000 and (y) 6.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent; provided that any such Lien shall not attach to Restricted Property and, if any such Lien attaches to Collateral, such Lien shall be junior to the Liens granted pursuant to the Loan Documents;

(j)  any purchase option, call or similar right of a third party that owns Equity Interests in a NWO Subsidiary with respect to any Equity Interests in such NWO Subsidiary that are customary among parties to a joint venture;

(k)  Liens on the Collateral securing any Permitted Pari Passu Refinancing Debt, Permitted Junior Lien Refinancing Debt or Alternative Incremental Facility Debt and any Permitted Refinancing Indebtedness in respect of the foregoing; provided that such Liens attach only to the Collateral and are subject to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable; provided further that such Liens shall not be permitted during a Collateral Release Period;

(l)  Liens on Equity Interests in joint ventures; provided that any such Lien is in favor of a creditor of such joint venture and such creditor is not an Affiliate of any partner to such joint venture;

(m)  Liens securing Swap Agreements and submitted for clearing in accordance with applicable law and set-off and early termination rights under Swap Agreements; and

(n)  Liens on cash and Permitted Investments that are earmarked, set aside or deposited into segregated accounts to be used to satisfy or discharge Indebtedness; provided (i) such cash and/or Permitted Investments are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied or discharged, (ii) such Liens extend solely to the account in which such cash and/or Permitted Investments are deposited and are solely in favor of the Person or Persons holding the Indebtedness (or any agent or trustee for such Person or Persons) that is to be satisfied or discharged, (iii) the satisfaction or discharge of such Indebtedness is permitted hereunder and (iv) such satisfaction or discharge is consummated within a reasonable period after the incurrence of such Lien or within the time period required or permitted under the applicable Indebtedness;

(o)  Liens on the Collateral securing the obligations under the First Lien Bridge Credit Agreement and/or First Lien Acquisition Indebtedness (including any notes or loans into which the First Lien Bridge Loans have been converted) and any Permitted Refinancing Indebtedness in respect of the foregoing, in each case permitted under Section 6.01(a)(xvii); provided that such Liens attach only to the Collateral and are subject to the Pari Passu Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

(p)  Liens on the Collateral securing the obligations under the Second Lien Bridge Credit Agreement (including the documentation governing any notes or loans into which the Second Lien Bridge Loans have been converted) and/or Junior Lien Acquisition Indebtedness (including any notes or loans into which the Second Lien Bridge Loans have been converted) and any Permitted Refinancing Indebtedness in respect of the foregoing, in each case permitted under Section 6.01(a)(xviii); provided that such Liens attach only to the Collateral and are subject to the Junior Lien Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period; and

(q)  prior to the Closing Date, Liens on the Collateral securing Indebtedness under the Existing Credit Agreement permitted under Section 6.01(a)(xix) and the other Secured Obligations (as defined in the Existing Credit Agreement) or any Credit Agreement Refinancing Indebtedness (as defined in the Existing Credit Agreement); and

(r)  Liens on cash in connection with any escrow arrangements (or similar arrangements) as contemplated by clause (C) of the last sentence of Section 9.02(b).

Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal amount of Indebtedness incurred pursuant to clauses (v) and (ix) of Section 6.01(a), together with the aggregate outstanding principal amount of all Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties (other than (x) any such Indebtedness owing to the Parent or any of the Restricted Subsidiaries and (y) prior to the Closing Date, Indebtedness permitted by Section 6.01(a)(ii)) and the aggregate outstanding principal amount of Indebtedness that is secured by a Lien that has priority over the Liens created under the Loan Documents shall not exceed the greater of (x) $1,300,000,000 and (y) 25.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent; provided that the foregoing shall not be construed to limit the incurrence of Indebtedness and Liens with respect to the Existing Credit Agreement permitted under Section 6.01(a)(xix) and Section 6.02(q), respectively.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.02 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.03. Fundamental Changes. (a)  The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of the Parent and the Restricted Subsidiaries, taken as a whole, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (1) (i) any Person (other than the Borrower) may merge into the Parent in a transaction in which the Parent is the surviving corporation, (ii) any Person may merge into any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary and, if a Loan Party is a party to such merger, then the surviving entity is a Loan Party, (iii) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to another Restricted Subsidiary, (iv) any Restricted Subsidiary (other than the Borrower or a Guarantor (except, in the case of a Guarantor, to the extent otherwise permitted hereunder)) may liquidate, wind up or dissolve if the Parent determines in good faith that such liquidation or dissolution is in the best interests of the Parent and is not materially disadvantageous to the Lenders and (v) the Transactions and any Permitted Reorganization shall be permitted; provided that any such merger involving a Person that is not a wholly owned Restricted Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04 and (2) any Restricted Subsidiary of the Parent may be merged or consolidated with and into the Borrower or any other Restricted Subsidiary if also permitted by Section 6.04, or all or any part of its business, property or assets may be conveyed, leased, transferred or otherwise disposed of in one transaction or series of transactions to the Borrower; provided that (i) in the case of any such merger or consolidation with or into the Borrower, (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (x) the Successor Borrower shall be an entity organized or existing under the law of the United States, any state thereof or the District of Columbia and prior to the completion of such reorganization the Administrative Agent shall have received all information reasonably requested by the Lenders with respect to such Successor Borrower as is required by the USA PATRIOT Act or other applicable “know your customer” laws and regulations, (y) the Successor Borrower shall expressly assume the obligations of the Borrower in a manner reasonably satisfactory to the Administrative Agent and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger or consolidation, shall have executed and delivered a customary reaffirmation agreement with respect to its obligations under the Collateral Agreement and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents.

(b)  The Parent will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any line of business other than lines of business conducted by the Parent and its Restricted Subsidiaries on the Effective Date and lines of business reasonably related or incidental thereto (including upon giving effect to the Transactions).

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Parent and Borrower will not, and will not permit any of the other Restricted Subsidiaries (other than a Receivables Subsidiary) to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (collectively, “Investments”), except:

(a)  cash and Permitted Investments;

(b)  Investments existing on the Effective Date and, to the extent in an amount in excess of $5,000,000, set forth on Schedule 6.04A plus (x) any additional Investments in the Persons identified on such Schedule that, as of the Effective Date, are required by contract or law to be made after the Effective Date and (y) other Investments that may be required to be made in such Persons after the Effective Date either by contract or law; provided that the aggregate amount of Investments permitted by clauses (x) and (y) shall not exceed $100,000,000;

(c)  Investments by the Parent, the Borrower and the other Restricted Subsidiaries in Equity Interests in their respective Restricted Subsidiaries, and by any Foreign Subsidiary in Equity Interests in any other Foreign Subsidiary; provided that the aggregate amount of Investments (other than Excluded Guarantees) made by Loan Parties in Restricted Subsidiaries that are not Loan Parties under this clause (c) (excluding, without duplication, all such Investments existing on the Effective Date) outstanding at any time (disregarding any write-down or write-off of any such Investment) shall not exceed the greater of (x) $300,000,000 and (y) 5.75% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(d)  loans or advances made by the Parent to any Restricted Subsidiary and made by any Restricted Subsidiary to the Parent or any other Restricted Subsidiary; provided that the amount of such loans and advances made by Loan Parties pursuant to this clause (d) to Restricted Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (c) above;

(e)  Guarantees by the Parent of obligations of any Restricted Subsidiary and Guarantees by any Restricted Subsidiary of obligations of the Parent or any other Restricted Subsidiary; provided that (i) from and after the Closing Date, a Restricted Subsidiary that is not a Loan Party shall not Guarantee any obligations of any Loan Party and (ii) the aggregate amount of Indebtedness and other obligations of Restricted Subsidiaries that are not Loan Parties that is guaranteed by any Loan Party pursuant to this clause (e) shall be subject to the limitation set forth in clause (c) above;

(f)  (i) loans and advances to officers, directors, employees or consultants in the ordinary course of business of the Parent and the Restricted Subsidiaries as presently conducted in an aggregate amount not to exceed $10,000,000 at any time outstanding (disregarding any write-down or write-off thereof) and (ii) payments (including, for the avoidance of doubt, premiums, contributions, and payments or charges related to annuitization) payable by the Parent or any Restricted Subsidiary associated with the pre-funding and termination of pension plans;

(g)  Permitted Acquisitions;

(h)  Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(i)  Investments described on Schedule 6.04B;

(j)  Investments made amongst and between Foreign Subsidiaries;

(k)  promissory notes and other non-cash consideration received in connection with dispositions of assets;

(l)  (i) Permitted Joint Ventures, (ii) Investments in other joint ventures and partnerships in an aggregate amount not to exceed at any time outstanding the greater of (x) $50,000,000 and (y) 1.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent and (iii) Investments in Unrestricted Subsidiaries in an aggregate amount not to exceed at any time outstanding the greater of (x) $150,000,000 and (y) 1.50% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent;

(m)  Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;

(n)  Investments made in order to effect a Permitted Reorganization; and

(o)  (i) other Investments not to exceed in the aggregate at any time outstanding the greater of (x) $350,000,000 and (y) 5.25% of Total Assets and (ii) other Investments; provided that (A) at the time any such Investment is made pursuant to this clause (ii), and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such Investments outstanding at any time (disregarding any write-down or write-off thereof) shall not exceed the Available Amount (other than the Starter Available Amount); and

(p)  Investments in an amount not to exceed the Starter Available Amount;

(q)  To the extent constituting an Investment, Indebtedness permitted under Section 6.01, Liens permitted by Section 6.02, Restricted Payments permitted by Section 6.07 and mergers, consolidations, amalgamations, liquidations, winding up, dissolutions or dispositions permitted by Section 6.03 and Section 6.09, provided that no Investment may be made solely pursuant to or in reliance on this Section 6.04(q);

(r)  other Investments not otherwise permitted by this Section so long as at the time any such Investment is made and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed 2.80 to 1.00;

(s)  (i) the Acquisition and (ii) Investments made in order to effect the Transactions; and

(t)  Investments of any Person existing at the time such Person becomes a Restricted Subsidiary or consolidates or merges with or into the Parent or any Restricted Subsidiary; provided that such Investments were not created in contemplation of or in connection with the acquisition of such Person or such consolidation or merger, as the case may be.

For the avoidance of doubt, any increase in the book value or market value of an outstanding Investment following the making of such Investment shall not be deemed to increase the amount of such Investment for purposes of determining utilization under this Section 6.04.

Notwithstanding anything to the contrary contained herein, (x) any Investment by the Parent, the Borrower or any other Restricted Subsidiary in any Unrestricted Subsidiary may be made only pursuant to clause (iii) of Section 6.04(l) and shall not be made in reliance on any other provision hereof and (y) none of the Parent, the Borrower or any other Restricted Subsidiary may assign or transfer or exclusively license any Material Intellectual Property to any Unrestricted Subsidiary, and no Unrestricted Subsidiary may, legally or beneficially, own or exclusively license any Material Intellectual Property.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.04 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.05. Transactions with Affiliates. The Parent and the Borrower will not, and will not permit any of the other Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) at prices and on terms and conditions not less favorable to the Parent, the Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate or between or among Foreign Subsidiaries not involving any other Affiliate, (c) transactions between a Loan Party and a Foreign Subsidiary; provided that, to the extent that such transaction is not in the ordinary course of business and is at prices and on terms less favorable to such Loan Party than could be obtained on an arm’s length basis from an unrelated third party, the excess value conferred by such Loan Party on such Foreign Subsidiary as a result thereof shall be treated as an investment in such Foreign Subsidiary for purposes of determining compliance with Section 6.04, (d) advances to employees permitted by Section 6.04, (e) any Restricted Payments permitted by Section 6.07, (f) fees, compensation and other benefits paid to, and customary indemnity and reimbursement provided on behalf of, officers, directors and employees of any Loan Party in the ordinary course of business, (g) any employment agreement entered into by the Parent or any of the Restricted Subsidiaries in the ordinary course of business, (h) any Permitted Receivables Financing, (i) transactions and agreements in existence on the Effective Date and, to the extent involving consideration or payments in excess of $5,000,000 in any fiscal year, listed on Schedule 6.05 and, in each case, any amendment thereto that is not disadvantageous to the Lenders in any material respect, (j) transactions described in Schedule 6.04B, (k) transactions among the Parent, any Loan Party and any of the Restricted Subsidiaries permitted by Section 6.03(a) (other than clause (iii) thereof, except transactions solely between Loan Parties or solely between Foreign Subsidiaries or solely between non-Loan Party Restricted Subsidiaries), (l) any Permitted Reorganization and the Transactions, (m) the existence and performance of agreements and transactions with any Unrestricted Subsidiary that were entered into prior to the designation of a Restricted Subsidiary as such Unrestricted Subsidiary to the extent that the transaction was permitted at the time that it was entered into with such Restricted Subsidiary and transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary; provided that such transaction was not entered into in contemplation of such designation or redesignation, as applicable and (n) transactions existing at the time the applicable Person becomes a Restricted Subsidiary or consolidates or merges with or into the Parent or any Restricted Subsidiary; provided that such transactions were not entered into in contemplation of the acquisition of such Person or such consolidation or merger, as the case may be.

SECTION 6.06. Restrictive Agreements. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary (other than a Receivables Subsidiary) to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits or restricts (a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets to secure any of the Secured Obligations or any refinancing or replacement thereof, or (b) the ability of any Restricted Subsidiary (other than the Borrower) to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Parent or any other Loan Party or to Guarantee Indebtedness of the Parent or any other Loan Party; provided, that (i) the foregoing shall not apply to (x) restrictions imposed by law or any Loan Document or (y) restrictions imposed or contemplated by any Offer Document or Scheme Document (as the case may be), (ii) the foregoing shall not apply to restrictions existing on the Effective Date in the Senior Notes Indenture, the First Lien Bridge Credit Agreement (including any documentation governing any notes or loans into which the First Lien Bridge Loans have been converted), the Second Lien Bridge Credit Agreement (including any documentation governing any notes or loans into which the Second Lien Bridge Loans have been converted), the Existing Credit Agreement, Indebtedness identified on Schedule 6.01 or any arrangement identified on Schedule 6.06 or to any extension or renewal thereof, or any amendment or modification thereto that does not expand the scope of any such restriction, (iii) the foregoing shall not apply to customary restrictions contained in agreements relating to the sale of a Restricted Subsidiary or of any assets of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary or assets that are to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions imposed by any agreement relating to (A) secured Indebtedness permitted by this Agreement if such restrictions apply only to the property or assets securing such Indebtedness or (B) Receivables sold pursuant to any Permitted Receivables Financing, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) the foregoing shall not apply to restrictions on asset transfers and dividends by any Foreign Subsidiary that are imposed by the terms of any local financing for such Foreign Subsidiary, including government incentives and grants, (vii) the foregoing shall not apply to restrictions and conditions imposed by the definitive documentation in respect of any Permanent Acquisition Financing Indebtedness, Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness; provided that such restrictions and conditions, taken as a whole, reflect “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or are no more restrictive in any material respect than the restrictions and conditions under the Loan Documents, taken as a whole (as determined in good faith by the Borrower), (viii) the foregoing shall not apply to restrictions on cash, other deposits or net worth or similar restrictions imposed by Persons under contracts entered into in the ordinary course of business and not supporting Indebtedness for whose benefit such cash, other deposits or net worth or similar restrictions exist, (ix) the foregoing shall not apply to restrictions existing with respect to the Target or any of its Restricted Subsidiaries on the Acquisition Completion Date; provided that such restrictions were not entered into or imposed in contemplation of the Acquisition and (x) the foregoing shall not apply to restrictions imposed by any amendment, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (ix) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancing are, in the good faith judgment of the Borrower, no more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect under such agreements prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing thereof.

SECTION 6.07. Restricted Payments; Certain Payments of Indebtedness. (a)  Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i)  the Parent may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests permitted hereunder;

(ii)  any Restricted Subsidiary may declare and pay dividends or make other distributions with respect to its Equity Interests, ratably to the holders of such Equity Interests;

(iii)  the Parent may repurchase its Equity Interests upon the exercise of stock options if such Equity Interests represent a portion of the exercise price of such options;

(iv)  the Parent may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Parent in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests in the Parent,

(v)  the Parent or the Borrower may, in the ordinary course of business, repurchase, retire or otherwise acquire for value Equity Interests (including any restricted stock or restricted stock units) held by any present, future or former employee, director, officer or consultant (or any Affiliate, spouse, former spouse, other immediate family member, successor, executor, administrator, heir, legatee or distributee of any of the foregoing) of the Parent or any of its Restricted Subsidiaries pursuant to any employee, management or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, officer or consultant of the Parent or any Restricted Subsidiary;

(vi)  the Borrower may make Restricted Payments to the Parent the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers;

(vii)  the Parent may make other Restricted Payments in cash if at the time thereof and after giving effect thereto (A) no Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such Restricted Payments, together with the aggregate amount of repayments, repurchases and redemptions of Junior Debt pursuant to Section 6.07(b)(iii), shall not exceed the sum of (x) $350,000,000, and (y) the Available Amount (excluding the Starter Available Amount);

(viii)  the Parent may make Restricted Payments in an amount not to exceed the Starter Available Amount, so long as at the time thereof and after giving effect thereto, no Event of Default shall have occurred and be continuing;

(ix)  the Parent may make other Restricted Payments in cash (A) in an aggregate amount not to exceed $75,000,000 for any fiscal year of the Parent (and any unused amounts in any fiscal year commencing with the fiscal year ending December 31, 2025 may be carried over solely to the immediately succeeding fiscal year (it being understood that such amount may not be subsequently carried over to further succeeding fiscal years)) so long as at the time thereof and after giving effect thereto, no Event of Default shall have occurred and be continuing and (B) so long as at the time thereof and after giving effect thereto (1) no Default shall have occurred and be continuing and (2) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed 1.75 to 1.00; and

(x)  Restricted Payments made in connection with the consummation of the Transactions in an aggregate amount not to exceed $20,000,000.

(b)  Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any Indebtedness that is subordinated in right of payment to the Secured Obligations or that is secured by a Lien on the Collateral that is junior to the Liens on the Collateral securing the Secured Obligations (any such Indebtedness, “Junior Debt”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any Junior Debt, except:

(i)  any refinancing of Junior Debt with Permitted Refinancing Indebtedness;

(ii)  regularly scheduled payments of principal or interest;

(iii)  any repayment, repurchase or redemption of any Junior Debt in an amount, together with the aggregate amount of Restricted Payments made pursuant to Section 6.07(a)(vii), not to exceed the sum of (A) $350,000,000, and (B) the Available Amount (excluding the Starter Available Amount); provided that at the time thereof and after giving effect thereto, (x) no Event of Default shall have occurred and be continuing;

(iv)  any repayment, repurchase or redemption of any Junior Debt in an amount not to exceed the Starter Available Amount;

(v)  any repayment, repurchase or redemption of any Junior Debt; provided that at the time thereof and after giving effect thereto, (x) no Default shall have occurred and be continuing and (y) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed 1.75 to 1.00;

(vi)  prior to the Closing Date, repayments by any Restricted Subsidiary of loans and advances made by the Parent or any other Loan Party; and

(vii)  subject to any applicable subordination agreement, payments of intercompany Indebtedness made in connection with a Permitted Reorganization.

SECTION 6.08. Amendment of Material Documents. Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, amend, modify or waive any of its rights under any agreements or instruments governing or evidencing (a) any Alternative Incremental Facility Debt, any Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of any of the foregoing in a manner that would be inconsistent in any material respect with the requirements set forth in the definitions of such terms or (b) any Junior Debt in a manner which is materially adverse to the interests of the Lenders (in their capacities as such).

SECTION 6.09. Asset Sales. Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, sell, transfer, lease or otherwise dispose of any asset (other than assets sold, transferred, leased or otherwise disposed of in a single transaction or a series of related transactions with a fair market value not exceeding $10,000,000 and not exceeding $50,000,000 in aggregate in any fiscal year), including any Equity Interest owned by it, nor will the Parent or the Borrower permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than issuing directors’ qualifying shares and other than issuing Equity Interests to the Borrower or another Restricted Subsidiary in compliance with Section 6.04(d)), except:

(a)  sales, transfers, leases and other dispositions of (i) inventory, goods held for sale and other assets and licenses or leases of intellectual property (including on an intercompany basis), (ii) surplus, obsolete or worn out equipment or other property, or property no longer useful in the conduct of the business of the Parent and its Restricted Subsidiaries or otherwise economically impracticable to maintain, whether now owned or hereafter acquired and (iii) cash and Permitted Investments, in each case in the ordinary course of business;

(b)  sales, transfers, leases and other dispositions (i) to the Parent or a Restricted Subsidiary; provided that any such sales, transfers, leases or other dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Sections 6.04 and 6.05 and (ii) of Equity Interest or Indebtedness of Unrestricted Subsidiaries;

(c)  sales, transfers and other dispositions of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business;

(d)  the lease, assignment, sublease, license or sublicense of any real or personal property in the ordinary course of business;

(e)  assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing;

(f)  dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of any of the Parent or any Restricted Subsidiary;

(g)  any substantially concurrent exchange of assets of comparable value to be used in a Related Business;

(h)  the creation of a Lien permitted by Section 6.02 (but not the sale or other disposition of the property subject to such Lien);

(i)  to the extent constituting a disposition of assets by the Parent or any of the Restricted Subsidiaries, Investments permitted by Section 6.04 (other than Equity Interests in a Restricted Subsidiary, unless all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold);

(j)  dispositions in connection with the Transactions;

(k)  other sales, transfers, leases and other dispositions of assets (other than Equity Interests in a Restricted Subsidiary, unless all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold) that are not permitted by any other clause of this Section; provided that no Default shall have occurred and be continuing or would result therefrom;

(l)  the disposition of non-core or non-strategic assets acquired in connection with the Acquisition, a Permitted Acquisition or similar investment; provided that (i) to the extent required by Section 2.11, such Net Cash Proceeds from any such sale are reinvested or applied in prepayment of the Loans, (ii) immediately after giving effect thereto, no Event of Default would exist and (iii) the fair market value of such non-core or non-strategic assets so disposed pursuant to this clause (l) shall not exceed 25% of the purchase price paid for all such assets acquired in such Permitted Acquisition or the Acquisition, as the case may be;

(m)  sales, transfers, leases and other dispositions in order to consummate a Permitted Reorganization; provided that any assets of the Parent or a Restricted Subsidiary so sold, transferred, leased or otherwise disposed of shall, following such transaction, remain assets of the Parent or any other Restricted Subsidiary; provided that intermediate sales, transfers, leases or other dispositions may be made by the Parent or any Restricted Subsidiary to an Unrestricted Subsidiary on a temporary basis (and in any event for a period not in excess of 20 days) in order to effect a Permitted Reorganization so long as such assets are further sold or otherwise transferred to the Parent or a Restricted Subsidiary.

(n)  any merger, consolidation, disposition or conveyance, the sole purpose and effect of which is to reincorporate or reorganize (i) any Restricted Subsidiary (other than a Foreign Subsidiary) in another jurisdiction in the United States or any state thereof or (ii) any Foreign Subsidiary in the United States or any state thereof or any other jurisdiction; provided that any Loan Party involved in such transaction does not become an Excluded Subsidiary as a result of such transaction and any Restricted Subsidiary does not become an Unrestricted Subsidiary as a result of such transaction unless the designation of such Restricted Subsidiary as an Unrestricted Subsidiary is permitted under Section 5.13 at such time; and

(o)  other Asset Dispositions made on and after the Effective Date involving assets having a fair market value (as reasonably determined by the Borrower at the time of the relevant disposition) in the aggregate of not more than the greater of $50,000,000 and 1.00% of Total Assets;

provided that (x) all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b)(i)) shall be made for fair value and (y) all sales, transfers, leases and other dispositions permitted by clause (k) shall be for at least 75% cash consideration payable at the time of such sale, transfer or other disposition; provided further that (i) any consideration in the form of Permitted Investments that are disposed of for cash consideration within 90 days after such sale, transfer or other disposition shall be deemed to be cash consideration in an amount equal to the amount of such cash consideration for purposes of this proviso, (ii) any liabilities (as shown on the Parent’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Parent or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Secured Obligations, that are assumed by the transferee with respect to the applicable sale, transfer, lease or other disposition and for which the Borrower and all the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing shall be deemed to be cash consideration in an amount equal to the liabilities so assumed and (iii) any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary in respect of such sale, transfer, lease or other disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (iii) that is at that time outstanding, not in excess of the greater of (x) $50,000,000 and (y) 1.00% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash consideration.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.09 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.10. Total Net Leverage Ratio. For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Total Net Leverage Ratio as of the end of any fiscal quarter set forth below to exceed the ratio set forth below with respect to such fiscal quarter:

Period	Total Net Leverage Ratio
Effective Date through March 31, 2027	4.50 to 1.00
April 1, 2027 through March 31, 2028	4.00 to 1.00
April 1, 2028 through March 31, 2029	3.75 to 1.00
April 1, 2029 and thereafter	3.50 to 1.00

provided, however, that the Total Net Leverage Ratio level set forth above may, at the election of the Borrower and upon written notice to the Administrative Agent prior to the consummation of a Permitted Acquisition (other than the Acquisition) or other similar Investment with aggregate cash consideration (including assumed Indebtedness) paid in connection therewith in excess of $350,000,000 (each such Permitted Acquisition or Investment, a “Qualified Permitted Acquisition”), be increased by 0.50:1.00 with respect to the fiscal quarter in which such Qualified Permitted Acquisition is consummated and each of the three succeeding fiscal quarters, with a 0.50:1.0 step-down (returning the required Total Net Leverage Ratio to the then otherwise required ratio) for the fifth fiscal quarter ending after the consummation of such Qualified Permitted Acquisition; provided further that, (w) in any event, the maximum Total Net Leverage Ratio for any period of four fiscal quarters shall not be increased to be greater than 4.50:1.00, (x) the Total Net Leverage Ratio levels shall not be increased pursuant to the foregoing proviso on more than two occasions after the Effective Date, (y) following any increase in the Total Net Leverage Ratio level pursuant to the foregoing proviso, no subsequent increase in the Total Net Leverage Ratio level pursuant to the foregoing proviso may be made until after the required Total Net Leverage Ratio has been at the applicable level set forth above (without giving effect to any increase pursuant to the foregoing proviso) for at least two full consecutive fiscal quarters and (z) any such increase of the Total Net Leverage Ratio levels pursuant to this Section 6.10 shall apply only with respect to the calculation of the Total Net Leverage Ratio for purposes of determining compliance with this Section 6.10 and for purposes of any Qualified Permitted Acquisition Pro Forma Calculation (it being understood that the Total Net Leverage Ratio applicable under the Qualified Permitted Acquisition Pro Forma Calculation shall in any event be no greater than the Total Net Leverage Ratio as increased pursuant to the foregoing proviso under this Section 6.10).

SECTION 6.11. Cash Interest Expense Coverage Ratio. For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Cash Interest Expense Coverage Ratio as of the last day of any period of four consecutive fiscal quarters ending after the Effective Date to be less than 3.00 to 1.00:

SECTION 6.12. Lien Basket Amount. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness secured by a Lien (other than the Secured Obligations, the Indebtedness under the Existing Credit Agreement and, subject to the applicable Intercreditor Agreement, Permanent Acquisition Financing Indebtedness, the Bridge Loans (including any documentation governing any notes or loans into which the Bridge Loans (or any of them) have been converted), any Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of the foregoing) on any Restricted Property that would utilize any of the Lien Basket Amount under the Senior Notes Indenture (that permits Liens on Restricted Property without equally and ratably securing the Senior Notes).

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)  the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)  the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c)  any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate or financial statement furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made and such incorrect representation or warranty (if curable, including by a restatement of any relevant financial statements) shall remain incorrect for a period of 30 days after the making thereof;

(d)  (i) the Parent or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in clause (a) of Section 5.02 or in Section 5.03 (with respect to the existence of the Parent or the Borrower) or 5.08 or in Article VI (other than Section 6.05, Section 6.10 or Section 6.11) or (ii) the Parent shall fail to observe or perform any covenant, condition or agreement contained in Section 6.10 or Section 6.11; provided that any failure to observe or perform any covenant set forth in Section 6.10 or Section 6.11 shall not constitute an Event of Default with respect to the Tranche B Term Loans unless and until the Revolving Commitments have been terminated and the Revolving Loans (if any) and the Tranche A Term Loans have been accelerated;

(e)  any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

(f)  the Parent or any Restricted Subsidiary shall fail to make any payment of principal, interest or premium (regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable, and such failure shall continue after the expiration of the grace period (if any) for such failure specified in the agreement or instrument governing such Material Indebtedness;

(g)  [INTENTIONALLY OMITTED];

(h)  the Parent or any Restricted Subsidiary shall fail to observe or perform any term, covenant, condition or agreement (other than the failure to pay principal, interest or premiums) contained in any agreement or instrument evidencing or governing any Material Indebtedness or any other event or condition occurs, and such failure, event or condition shall continue after the expiration of the grace period (if any) for such failure specified in the agreement or instrument governing such Material Indebtedness, if such failure, event or condition enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (h) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(i)  an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) liquidation, reorganization or other relief in respect of the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(j)  the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent or any Restricted Subsidiary (other than any Specified Subsidiary or for a substantial part of its assets), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding other than filing an answer in respect of allegations that are frivolous or vexatious in nature, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(k)  the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(l)  one or more judgments for the payment of money in an aggregate amount in excess of $200,000,000 (to the extent such amount is not either (i) covered by insurance and the applicable insurer has acknowledged liability or has been notified and is not disputing coverage or (ii) required to be indemnified by another Person that is reasonably likely to be able to satisfy its indemnity obligation (other than the Parent or a Restricted Subsidiary) and such Person has acknowledged such obligation or has been notified and is not disputing such obligation) shall be rendered against the Parent, the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged and unsatisfied for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent or any Restricted Subsidiary to enforce any such judgment;

(m)  an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;

(n)  (x) this Agreement or the Guarantee shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except as a result of the release therefor in accordance with the terms thereof, (y) except during a Collateral Release Period, any Lien on any material portion of the Collateral purported to be created under the Security Documents shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement, (iii) as a result of the Collateral Agent’s failure to take any action required in order to create or perfect any such Lien following notice from the Borrower that such action is required or (iv) as a result of the Collateral Agent’s release of any such Lien that it is not authorized to release pursuant to the Loan Documents or (z) the Secured Obligations shall cease to constitute First Lien Obligations under (and as defined in) the Pari Passu Intercreditor Agreement or First Lien Obligations under (and as defined in) the Junior Lien Intercreditor Agreement, or in each case, such intercreditor provisions shall be invalidated or otherwise cease to be legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms; or

(o)  a Change in Control shall occur;

then, and in every such event (other than (x) an event with respect to the Parent or the Borrower described in clause (i) or (j) of this Article and (y) an event described in clause (d)(ii) of this Article unless the conditions set forth in the proviso thereto have been satisfied), and at any time thereafter during the continuance of such event, subject to Section 4.03, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Parent or the Borrower described in clause (i) or (j) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in the case of any event described in clause (d)(ii) of this Article, subject to Section 4.03, the Administrative Agent shall, at the request of the Majority Pro Rata Lenders, by notice to the Borrower, take either or both of the following actions, at the same at the same or different times:  (1) terminate the Tranche A Term Commitments and the Revolving Commitments, and thereupon the Tranche A Term Commitments and the Revolving Commitments shall terminate immediately, and (2) declare the Revolving Loans and the Tranche A Term Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Revolving Loans and the Tranche A Term Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Administrative Agent

Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Bank.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents and its duties hereunder and under any other Loan Document shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary or implied obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02); provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct (as determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Parent, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory or sender thereof). The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory or sender thereof), and shall not incur any liability for relying thereon and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, amendment, renewal or extension of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance to the making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for a Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender and each Issuing Bank. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 (and any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document) shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, the Guarantee Agreement, the Security Documents, any related agreement or any document furnished hereunder or thereunder.

Each Lender, by delivering its signature page to this Agreement, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the Closing Date, as applicable.

Each Lender hereby agrees that (a) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (b) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under paragraph shall be conclusive, absent manifest error. Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations owed by the Borrower or any other Loan Party; provided that this paragraph shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower hereunder relative to the amount (and/or timing for payment) of the obligations hereunder that would have been payable had such erroneous Payment not been made by the Administrative Agent. Each party’s obligations under this paragraph survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Secured Obligations.

The parties hereto acknowledge that the Arrangers (in their capacity as such) do not have any duties or responsibilities under any of the Loan Documents and will not be subject to liability thereunder to any of the Loan Parties for any reason.

Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition.

The Lenders hereby authorize the Administrative Agent and the Collateral Agent to enter into each of the Pari Passu Intercreditor Agreement and the Junior Lien Intercreditor Agreement and acknowledge that they will be bound thereby. Each of the Lenders hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Indebtedness contemplated hereby to be subject thereto or (ii) to confirm for any party that the Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties. Each of the Lenders hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Security Document to add or remove any legend that may be required pursuant to the Intercreditor Agreements. In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control.

The Collateral Agent shall be entitled to the benefits of this Article on the same basis as if named herein as the Administrative Agent, and also shall be entitled to the exculpatory provisions and rights set forth in the Collateral Agreement and other Security Documents. The rights of the Collateral Agent under the Loan Documents may not be amended or modified in a manner adverse to the Collateral Agent without its prior written consent.

Each Secured Party hereby authorizes the Collateral Agent and the Administrative Agent to take any and all actions permitted or not prohibited by the Loan Documents in connection with any release of the Liens on any portion of the Collateral or the release of any Guarantor in accordance with and pursuant to the Loan Documents.

In furtherance of the foregoing and not in limitation thereof, no Swap Agreement the obligations under which constitute Secured Obligations will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such Swap Agreement shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(e).

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a)  Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail, as follows:

(A)  if to the Parent or the Borrower, to it at One Dauch Drive, Detroit, Michigan 48211, Attention of the Chief Financial Officer (Facsimile No. 313-758-3936) with a copy to the Treasurer (Facsimile No. 313-758-3936, E-mail: Treasury@aam.com) and the General Counsel (Facsimile No. 313-758-3897, E-mail: Legal.Department@aam.com);

(B)  if to the Administrative Agent from the Borrower, to the address or addresses separately provided to the Borrower;

(C)  if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, NCC5 / 1st Floor, Newark, DE 19713, Attention: Loan & Agency Services Group;

(D)  if to JPMorgan Chase Bank, N.A. in its capacity as Issuing Bank, to it at the address separately provided to the Parent and the Borrower; and

(E)  if to any other Lender or Issuing Bank, to it at its address (or facsimile number) set forth in its Administrative Questionnaire or, in the case of any Issuing Bank, otherwise most recently specified by it in a written notice delivered to the Administrative Agent, the Parent and the Borrower.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and notices and other communications delivered through electronic communications, to the extent provided in paragraph (b) of this Section, shall be effective as provided in such paragraph.

(b)  (i)  Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Collateral Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(ii)  Unless the Administrative Agent otherwise prescribes, (x) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) and (y) notices and other communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (x), of notification that such notice or communication is available and identifying the website address therefore; provided that, for both clauses (x) and (y) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)  Any party hereto may change its address or facsimile number or the contact person for notices and other communications hereunder by notice to the other parties hereto.

(d)  The Parent and the Borrower agree that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, SyndTrak, ClearPar or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, as to the adequacy of the Platform and each such Person expressly disclaims any liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to the Loan Parties, any Lender, any Issuing Bank or any other Person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise), arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through the Platform.

(e)  The Parent and the Borrower shall notify the Administrative Agent of the DQ List and any updates thereto in writing at the following address: JPMDQ_Contact@jpmorgan.com and, to the extent not so notified to the Administrative Agent at such address, the DQ List or applicable update thereto shall be deemed not to have been received and shall not be effective.

SECTION 9.02. Waivers; Amendments. (a)  No failure or delay (including pursuant to Section 4.03) by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b)  Except as provided in Sections 2.23, 2.25 and 2.26, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent, the Borrower and the Required Lenders or by the Parent, the Borrower and the Administrative Agent with the consent of the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Loan Party that is a party thereto with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder (in each case other than as a result of any change in the definition of “Total Net Leverage Ratio” or in any component thereof), in each case, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan under Section 2.10 or the reimbursement of any LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby or Section 4.02 of the Collateral Agreement, in each case, without the written consent of each Lender adversely affected thereby, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof or of any other Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be); provided that with the consent of the Required Lenders, the provisions of this Section and the definition of the term “Required Lenders” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans) on substantially the same basis as the corresponding references relating to the existing Classes of Loans or Lenders, (vi) release the Parent from its Guarantee under the Guarantee Agreement or release all or substantially all of the value of the Guarantees under the Guarantee Agreement, without the written consent of each Lender (in each case, except as expressly provided therein in connection with a transaction permitted under this Agreement, it being understood that an amendment or other modification of the type of obligations guaranteed under the Guarantee Agreement shall not be deemed to be a release or limitation of any Guarantee), (vii) release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender (except as expressly provided in Section 9.17 or the applicable Security Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Security Documents), it being understood that an amendment or other modification of the type of obligations secured by the Security Documents shall not be deemed to be a release of the Collateral from the Liens of the Security Documents), (viii) waive any condition to any extension of credit under any Class of Commitments set forth in Section 4.04 without the written consent of the Majority in Interest of the Lenders of such Class (it being understood and agreed that any amendment or waiver of, or any consent with respect to, any provision of this Agreement (other than any waiver expressly relating to Section 4.04) or any other Loan Document, including any amendment of any affirmative or negative covenant set forth herein or in any other Loan Document or any waiver of a Default or an Event of Default, shall not be deemed to be a waiver of any condition set forth in Section 4.04), (ix) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to, or the Collateral of, Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders representing a Majority in Interest of each affected Class, (x) modify the protections afforded to an SPV pursuant to the provisions of Section 9.04(e) without the written consent of such SPV or (xi) provide for or permit (1) subordination in right of payment of the Loans to any other obligation or (2) subordination of Liens on all or substantially all of the Collateral granted to the Administrative Agent under the Security Documents for the benefit of the Lenders without the prior written consent of each Lender; provided further, that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be, (B) any amendment, waiver or other modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders of a particular Class (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by Parent, the Borrower and the requisite number or percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time and (C) only the written consent of a Majority in Interest of the Tranche A Term Lenders and a Majority in Interest of the Revolving Lenders shall be required to waive, amend or modify the provisions of Section 6.10 or Section 6.11 (and related definitions as used in such Sections, but not as used elsewhere in this Agreement) or Article VII, solely as it relates to any failure to observe or perform any covenant set forth in Section 6.10 or Section 6.11 and (D) only the written consent of the Borrower and the Administrative Agent shall be required for the implementation of amendments or other modifications comprised of covenants and other provisions that are for the benefit of all Lenders as contemplated by clause (d)(iii) of the definition of “Alternative Incremental Facility Debt” or by clause (c)(iii) of the definition of “Ratio Debt” (as the case may be). Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of (x) any Defaulting Lender, Excluded Term Commitment Lender or Excluded Term Lender except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Lender shall be affected by such amendment, waiver or other modification or (y) in the case of any amendment, waiver or other modification referred to in clauses (i) through (x) of the first proviso of this paragraph, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification. Notwithstanding the foregoing, (A) if the Administrative Agent and the Borrower, acting together, identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify, or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement or such other Loan Document, as the case may be, if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of written notice thereof, (B) this Agreement or any other Loan Document may be amended by the Administrative Agent at any time on or prior to the date that is 60 days after the Closing Date, without the consent of the Borrower or any Lender to the extent that such amendment has been authorized in writing by the Borrower on or after the Effective Date and that the substance of such amendment is favorable to the Lenders (or any of them) and not adverse to any Lender, the Administrative Agent or any Issuing Bank, in each case, in its capacity as such, and such amendment shall become effective without any further action or consent of any other party to this Agreement or such other Loan Document, as the case may be, upon the posting thereof by the Administrative Agent to the Borrower and the Lenders and (C) this Agreement may be amended by the Administrative Agent and the Borrower in order to provide for (x) the funding into escrow of the Tranche B Term Loans prior to the Closing Date as contemplated by Section 4 of the Arranger Fee Letter or (y) in the event that the Existing Credit Agreement is required to be refinanced in connection with the funding into escrow of the Tranche B Term Loans or any Securities (as defined in the Arranger Fee Letter) as contemplated by the Arranger Fee Letter, the funding prior to the Closing Date (the date of such funding, the “Early Funding Date”) of the Tranche A Term Loans and Tranche B Term Loans (with the portion thereof not utilized to refinance the loans outstanding under the Existing Credit Agreement being funded into escrow), and the availability on the Early Funding Date of a portion of the Revolving Commitments, all as contemplated by the Arranger Fee Letter, in each case of clause (x) and (y), subject to conditions precedent to such funding and availability consistent with those set forth in Section 4.02 (other than those conditions relating to the delivery of the Scheme Court Order or the declaration of the Offer as unconditional) (it being understood that except with respect to any borrowing of Revolving Loans on the Early Funding Date to refinance revolving loans outstanding under the Existing Credit Agreement, borrowings under the Revolving Facility prior to the Closing Date shall be subject to the conditions precedent set forth in Section 4.04).

(c)  Notwithstanding anything to the contrary in this Agreement, in connection with any determination as to whether the Required Lenders have (A) consented (or not consented) to any amendment or waiver of any provision of this Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, any Lender (other than any Lender that is a Regulated Bank, any Lender that is a Revolving Lender, any Lender that is a Tranche A Term Lender or any Affiliate of any of the foregoing) that is Net Short shall, unless the Borrower otherwise elects (in its sole discretion), have no right to vote any of its Loans or Commitments and shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a)  The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Arrangers and their Affiliates, including the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent and the Collateral Agent (and any local counsel that either such Agent determines to be appropriate in connection with matters affected by laws other than those of the State of New York), in connection with the Transactions, the structuring, arrangement and syndication of the credit facilities hereunder and the preparation, negotiation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)  The Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Arrangers, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent or any of the Subsidiaries, or any Environmental Liability related in any way to the Parent or any of the Subsidiaries, or (iv) any actual or prospective Proceeding related to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted (A) from the bad faith, gross negligence or willful misconduct of such Indemnitee or any of its directors, trustees, officers or employees or (B) from a material breach of its obligations under this Agreement or (y) result from a Proceeding that does not involve an act or omission by the Parent, the Borrower or any of their respective Affiliates or equityholders or its or their respective partners, members, directors, officers, employees or agents and that is brought by an Indemnitee against any other Indemnitee (other than a Proceeding that is brought against the Administrative Agent, the Collateral Agent, any Arranger (or any holder of any other title or role) in its capacity or in fulfilling its roles as an agent or arranger hereunder or any similar role with respect to the Indebtedness incurred or to be incurred hereunder).

(c)  To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Collateral Agent or any Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees (but without limiting the obligation of the Borrower to pay such amount) to pay to the Administrative Agent, the Collateral Agent or the applicable Issuing Bank, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or Liability, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent or the applicable Issuing Bank in its capacity as such. For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Credit Exposures, outstanding Term Loans and unused Commitments at the time (or most recently outstanding and in effect).

(d)  To the extent permitted by applicable law, (i) neither the Borrower nor any other Loan Party shall assert, and hereby waives, any claim against the Administrative Agent, the Arranger, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the internet), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, the Loan Documents or any agreement or instrument contemplated thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds; provided that, nothing in this clause (d) shall limit or relieve the Borrower and each other Loan Party of any reimbursement obligation and of any obligation it may have to indemnify an Indemnitee, as provided in this Section 9.03, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e)  All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns. (a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not (except to a Successor Borrower as expressly contemplated by Section 6.03) assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section), the Arrangers and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Arrangers, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)  (i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (except with respect to any written consent of the Borrower (which written consent is to be provided in the Borrower’s sole and absolute discretion) to be provided during the Certain Funds Period with respect to any assignment of commitments (but not loans) such consent not to be unreasonably withheld or delayed) of:

(A)  the Borrower; provided that (x) no consent of the Borrower shall be required (I) for an assignment of Commitments to any Person in connection with the appointment of such Person as an “Additional Agent” with respect to the credit facilities provided herein as contemplated by the Syndication Letter, (II) other than for an assignment of Commitments during the Certain Funds Period, for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund (which, in the case of an assignment of (1) a Revolving Commitment or Revolving Credit Exposure, is to an existing Revolving Lender or any of its Affiliates ordinarily engaged in the business of extending credit or Approved Funds and (2) a Tranche A Term Loan, is to an existing Tranche A Term Lender, Revolving Lender, or any of their respective Affiliates or Approved Funds), (III) if an Event of Default under clause (a), (b), (i) or (j) of Article VII has occurred and is continuing, any other assignee (provided that this clause (III) shall apply with respect to any assignment of Commitments during the Certain Funds Period only if the applicable Event of Default constitutes a Major Default) and (IV) for an assignment to any Person that is a Revolving Lender under (and as defined in) the Existing Credit Agreement on the Effective Date and (y) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within (I) in the case of any assignment of Tranche B Term Loans (but not Tranche B Term Commitments), 10 Business Days and (II) in the case of any assignment of Tranche A Term Loans, Revolving Commitments or Revolving Loans, 15 Business Days, in each case after having received written notice (for the avoidance of doubt, in accordance with Section 9.01) thereof;

(B)  the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

(C)  in the case of Revolving Commitments or Revolving Credit Exposure, each Issuing Bank.

(ii)  Assignments shall be subject to the following additional conditions:

(A)  except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no trade date is so specified, as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of Term Loans, $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (i) or (j) of Article VII has occurred and is continuing;

(B)  each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C)  the parties to each assignment shall execute and deliver to the Administrative Agent (and, in the case of an assignment requiring the consent of the Borrower pursuant to subparagraph (b)(i)(A) of this Section 9.04, the Borrower) an Assignment and Assumption (or an agreement incorporating by reference a form Assignment and Assumption posted on the Platform), and shall pay to the Administrative Agent a processing and recordation fee of $3,500; provided that (1) only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds of such Lender and (2) with respect to any assignment pursuant to Section 2.20(b), the parties hereto agree that such assignment may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto;

(D)  the Administrative Agent shall notify the Borrower of each assignment of which the Administrative Agent becomes aware; provided that the failure of the Administrative Agent to provide such notice shall in no way affect any of the rights or obligations of the Administrative Agent under this Agreement or otherwise subject the Administrative Agent to any liability; and

(E)  the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any tax forms required by Section 2.17(e) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

For purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

(iii)  Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 and to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)  The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Parent, the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Parent, the Borrower and, as to entries pertaining to it, any Issuing Bank or any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)  Upon its receipt of a duly completed Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.17(e) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.

(vi)  The words “execution”, “signed”, “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as applicable, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act.

(c)  Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Banks, sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans of any Class owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall deliver to the Administrative Agent and the Borrower (in such number of copies as shall be requested by the recipient) duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information statements of exemption required under the Code for each Participant and (D) the Loan Parties, the Administrative Agent, the Collateral Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 2.17(h) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that directly and adversely affects such Participant or that requires the approval of all the Lenders. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(e) (it being understood that the documentation required under Section 2.17(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(d)  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)  Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, such party will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign and delegate all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

(f)  Notwithstanding anything else to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans (but, for the avoidance of doubt, not any Revolving Commitments or Revolving Credit Exposure) to any Purchasing Borrower Party pursuant to either (x) an Auction Purchase Offer or (y) an open-market purchase, subject to compliance with the following requirements:

(A)  no Event of Default shall have occurred and be continuing or would result therefrom;

(B)  each Auction Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in this paragraph and the Auction Procedures;

(C)  the assigning Lender and the applicable Purchasing Borrower Party shall execute and deliver to the Administrative Agent an Affiliated Lender Assignment and Assumption in lieu of an Assignment and Assumption;

(D)  any Term Loans assigned and delegated to any Purchasing Borrower Party shall be automatically and permanently cancelled upon the effectiveness of such assignment and delegation and will thereafter no longer be outstanding for any purpose hereunder (it being understood and agreed that (x) except as expressly set forth in any such definition, any gains or losses by any Purchasing Borrower Party upon purchase or acquisition and cancellation of such Term Loans shall not be taken into account in the calculation of Excess Cash Flow, Consolidated Net Income and Consolidated EBITDA, and (y) upon any such cancellation, the aggregate outstanding principal amount of the Term Loans of the applicable Class shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans so cancelled, and each principal repayment installment with respect to the Term Loans of such Class pursuant to Section 2.10(a) shall be reduced pro rata by the full par value of the aggregate principal amount of Term Loans so cancelled);

(E)  each Lender assigning any Term Loans to any Purchasing Borrower Party shall have rendered a customary “big boy” disclaimer letter;

(F)  no Purchasing Borrower Party may use the proceeds from Revolving Loans to purchase any Term Loans; and

(G)  the aggregate principal amount of Term Loans purchased by Purchasing Borrower Parties pursuant to open market purchases shall not exceed an amount equal to 25% of the initial aggregate principal amount of the Term Loans.

(g)  (i)  No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or participating Lender entered into a binding agreement to sell and assign or participate, as the case may be, all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee or participant shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee shall not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this Section 9.04(g)(i) shall not be void, but the other provisions of this Section 9.04(g) shall apply.

(ii)  If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of Section 9.04(g)(i), or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Revolving Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Revolving Commitment, (B) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

(iii)  Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to the Lenders by the Parent, the Borrower or any their respective Affiliates or by the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under, this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Law, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Institution does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(iv)  The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same (and if the DQ List is not posted on the Platform, the Administrative Agent shall provide the DQ List to any such Lender following such request).

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Parent and the Borrower and the other Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(d) or 2.05(e). The provisions of Sections 2.15, 2.16, 2.17, 2.18(e) and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. (i)  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the Guarantee Agreement, the Security Documents, the other Loan Documents, the Syndication Letter, the Fee Letters and any separate letter agreements with respect to fees payable to the Administrative Agent, the Collateral Agent or any Issuing Bank or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of all the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(ii)  Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B)  agree that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C)  waive any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D)  waive any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. Subject to Section 4.03, upon the occurrence and during the continuance of an Event of Default, and provided that the Loans shall have become or shall have been declared due and payable pursuant to the provisions of Article VII, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of the Parent or the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Any such deposits and obligations may be combined in such setoff and application, regardless of the currency in which such deposits and obligations are denominated. Each Lender and each Issuing Bank agrees to promptly notify the Parent and the Borrower after any such set-off and application; provided that the failure of any Lender or Issuing Bank to so notify the Parent and the Borrower shall not affect the validity of any such set-off and application. The rights of each Lender and Issuing Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender or such Issuing Bank may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a)  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)  Each of the Parent and the Borrower hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent, any Lender, any Issuing Bank or any Related Party of any of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, and hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of such courts in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or any other Loan Party or their respective properties in the courts of any jurisdiction.

(c)  Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Judgment Currency. The obligations hereunder of the Borrower to make payments in Dollars or in an Alternative Currency, as the case may be (the “Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against the Parent, the Borrower or any other Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being thereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the Currency Equivalent of such amount, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(a)  If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Parent or the Borrower, as the case may be, covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(b)  For purposes of determining the Currency Equivalent under this Section 9.11, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

SECTION 9.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.13. Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or other governmental authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Loan Document or the enforcement of rights thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (f)); provided that no disclosure of Information may be made under this clause (f)(i) to any Disqualified Institution or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Parent or the Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Parent or the Borrower, (i) on a confidential basis to (x) any rating agency in connection with rating the Parent or its Subsidiaries or the credit facilities provided for herein or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein and (j) to the extent that such information is independently developed by the Administrative Agent, any Issuing Bank or any Lender or any of their respective affiliates so long as such Person has not otherwise breached its confidentiality obligations hereunder. For the purposes of this Section, “Information” means all information received from the Parent or the Borrower relating to the Parent or the Borrower or their respective businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Parent or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

For the avoidance of doubt, nothing in this Section 9.13 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.13 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

SECTION 9.14. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the Maximum Rate.

SECTION 9.15. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act and Beneficial Ownership Regulation it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA PATRIOT Act and Beneficial Ownership Regulation and is effective for each Lender, each Issuing Bank and the Administrative Agent.

SECTION 9.16. Non-Public Information. Each Lender acknowledges that all information furnished to it pursuant to this Agreement by or on behalf of the Parent or the Borrower and relating to the Parent, the Borrower, the other Subsidiaries or their businesses may include material non-public information concerning the Parent, the Borrower and the other Subsidiaries and their securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with such procedures and applicable law, including Federal, state and foreign securities laws.

All such information, including requests for waivers and amendments, furnished by the Parent, the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public information concerning the Parent, the Borrower and the other Subsidiaries and their securities. Accordingly, each Lender represents to the Parent, the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

SECTION 9.17. Optional Release of Collateral. (a)  Notwithstanding any other provision herein or in any other Loan Document, the Collateral Agent is hereby authorized to release the Collateral from the Liens granted under the Security Documents securing the obligations under this Agreement and the Guarantee Agreement (but not the Guarantees provided pursuant to the Guarantee Agreement) on a Business Day specified by the Borrower (the “Optional Release Date”), upon the satisfaction of the following conditions precedent (the “Optional Release Conditions”), and subject to the reinstatement of such Liens as provided in paragraph (b) below:

(i)  the Borrower shall have given notice to the Collateral Agent at least 10 days prior to the Optional Release Date, specifying the proposed Optional Release Date;

(ii)  the Collateral Release Ratings Requirement shall be satisfied as of the date of such notice and shall remain satisfied as of the Optional Release Date;

(iii)  no Default shall have occurred and be continuing as of the date of such notice or as of the Optional Release Date;

(iv)  all Liens on the Collateral securing any other obligations pursuant to the Security Documents, and any Liens securing any Permanent Acquisition Financing Indebtedness, Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of any of the foregoing, have been released as of the Optional Release Date or are released simultaneously with the release of the Collateral from the Liens securing obligations under the Loan Documents pursuant to this Section; and

(v)  on the Optional Release Date, the Administrative Agent shall have received (A) a certificate, dated the Optional Release Date and executed on behalf of the Borrower by a Financial Officer thereof, confirming the satisfaction of the Optional Release Conditions set forth in clauses (ii), (iii) and (iv) above and (B) such other evidence as the Administrative Agent may reasonably require confirming the satisfaction of the Optional Release Conditions set forth above.

If the conditions set forth above are satisfied on the Optional Release Date, a Collateral Release Period shall commence on such Optional Release Date. During the continuance of any Collateral Release Period, but not otherwise, the Collateral Requirement shall not apply and all representations and warranties and covenants contained in this Agreement, the Collateral Agreement and any other Security Document related to the grant or perfection of Liens on the Collateral shall be deemed to be of no force or effect. Any such release shall be without recourse to, or representation or warranty by, the Collateral Agent and shall not require the consent of any Lender. Subject to the satisfaction of the conditions set forth in this paragraph (a), on and after the Optional Release Date, the Collateral Agent shall execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, at the request and expense of the Borrower, as shall be necessary to effectuate the release of Liens granted under the Security Documents pursuant to the terms of this paragraph, without recourse, representation or warranty.

(b)  If, following the commencement of a Collateral Release Period pursuant to paragraph (a) of this Section, the Collateral Release Ratings Requirement is no longer satisfied or a Default occurs and is continuing, then (i) such Collateral Release Period shall terminate, (ii) the Parent and the Borrower shall promptly take and cause the other Loan Parties to take all such actions as shall be necessary or as the Collateral Agent shall reasonably request to cause the Collateral Requirement to be satisfied, (iii) the provisions of the Loan Documents that ceased to be effective or apply during such Collateral Release Period shall be restored and shall be effective and apply as in effect before such Collateral Release Period commenced and (iv) the Parent and the Borrower shall, and shall cause the other Loan Parties to, deliver such legal opinions, certificates and other documents, and satisfy such other requirements, as were required in connection with the original grant of Liens on the Collateral pursuant to the Security Documents, in each case to the extent requested by the Collateral Agent.

(c)  Without limiting the provisions of Section 9.03, the Borrower shall reimburse the Collateral Agent for all costs and expenses, including attorneys’ fees and disbursements, incurred by it in connection with any action contemplated by this Section.

(d)  It is understood that, if a Collateral Release Period terminates as provided in paragraph (b) above, a Collateral Release Period may commence again if the requirements of paragraph (a) above are subsequently satisfied.

(e)  For the avoidance of doubt, to the extent that any personal property leased to the Parent or any Subsidiary (and neither owned by the Parent or any Subsidiary nor constituting part of the Collateral) is affixed to any Mortgaged Property, any waiver of rights with respect to such personal property by the Lenders in favor of the lessor of such personal property shall be effective if signed by the Administrative Agent and/or the Collateral Agent and each of the Administrative Agent and the Collateral Agent is hereby authorized to sign any such waiver.

SECTION 9.18. No Fiduciary Relationship. Each of the Parent and the Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Parent, the Borrower, the Subsidiaries and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Lenders, the Issuing Banks and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Lenders, the Issuing Banks and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Parent, the Borrower, the Subsidiaries and their respective Affiliates, and none of the Administrative Agent, the Arrangers, the Lenders, the Issuing Banks or any of their respective Affiliates has any obligation to disclose any of such interests to the Parent, the Borrower, the Subsidiaries or any of their respective Affiliates.

SECTION 9.19. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)  the effects of any Bail-In Action on any such liability, including, if applicable:

(A)  a reduction in full or in part or cancellation of any such liability;

(B)  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)  the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.20. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

SECTION 9.21. Net Short Lenders.

(a)  Any notice of Default, notice of acceleration or instruction to the Administrative Agent to provide a notice of Default, notice of acceleration or take any other action (a “Lender Direction”) provided by any one or more Lenders (other than any Lender that is a Regulated Bank, any Lender that is a Revolving Lender, any Lender that is a Tranche A Term Lender or any Affiliate of any of the foregoing) (each a “Directing Lender”) will be deemed to be a representation from each such Lender to the Borrower and the Administrative Agent that such Lender is not Net Short (a “Position Representation”), which representation, in the case of a Lender Direction relating to the delivery of a notice of Default shall be deemed a continuing representation until the resulting Event of Default is cured or otherwise ceases to exist or the Loan Document Obligations are accelerated.

(b)  Any breach of the Position Representation shall result in such Lender’s participation in such Lender Direction being disregarded and if, without the participation of such Lender, the percentage of Loan Document Obligations held by the remaining Lenders that provided such Lender Direction would have been insufficient to validly provide such Lender Direction, such Lender Direction shall be void ab initio, with the effect that any resulting acceleration shall be voided and the Administrative Agent shall be deemed not to have received such Lender Direction or any notice from any Lender of such Default or Event of Default.

(c)  Notwithstanding anything in the preceding two paragraphs to the contrary, any Lender Direction delivered to the Administrative Agent during the pendency of an Event of Default as the result of a bankruptcy or similar proceeding shall not require compliance with the foregoing paragraphs.

(d)  For the avoidance of doubt, the Administrative Agent shall be entitled to conclusively rely on any Lender Direction delivered to it in accordance with this Agreement, shall have no duty to inquire as to or investigate the accuracy of any Position Representation, verify any statements in any officer’s certificate delivered to it, or otherwise make calculations, investigations or determinations with respect to Derivative Instruments, Net Shorts, Long Derivative Instruments, Short Derivative Instruments or otherwise. The Administrative Agent shall have no liability to the Borrowers, any Lender or any other person in acting on a Lender Direction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Vice President & Treasurer

AMERICAN AXLE & MANUFACTURING, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender and an Issuing Bank

By	/s/ Ayesha Nabi
	Name:	Ayesha Nabi
	Title:	Vice President

SCHEDULE 2.01
COMMITMENTS

Lender	Revolving Commitment	Tranche A Term Commitment	Tranche B Term Commitment
JPMorgan Chase Bank, N.A.	$1,250,000,000.00	$484,250,000.00	$1,491,000,000.00
Total	$1,250,000,000.00	$484,250,000.00	$1,491,000,000.00

LC COMMITMENTS

Issuing Bank	LC Commitment
JPMorgan Chase Bank, N.A.	$250,000,000.00
Total	$250,000,000.00

Schedule 2.01-1

SCHEDULE 3.05
DISCLOSED MATTERS

1. Pending Tax Litigation

The Borrower operates in multiple jurisdictions throughout the world and the income tax returns of several Subsidiaries in various jurisdictions are currently under examination. During their examination of the Borrower’s 2015 U.S. federal income tax return, the Internal Revenue Service (the “IRS”) asserted that income earned by a Luxembourg Subsidiary from its Mexican branch operations should be categorized as foreign base company sales income (“FBCSI”) under Section 954(d) of the Code and recognized currently as taxable income on the Borrower’s 2015 U.S. federal income tax return. As a result of this assertion, the IRS issued a Notice of Proposed Adjustment (“NOPA”). The Borrower disagreed with the NOPA, believes that the proposed adjustment is without merit and contested the matter through the IRS’s administrative appeals process. No resolution was reached in the appeals process and, in September 2022, the IRS issued a Notice of Deficiency. The IRS subsequently issued a Notice of Tax Due in December 2022 and the Borrower paid the assessed tax and interest of $10.1 million in January 2023. The Borrower filed a claim for refund for the amount of tax and interest paid related to this matter for the 2015 tax year, and, in December 2023, the Borrower filed suit in the U.S. Court of Federal Claims.

The Borrower believes, after consultation with tax and legal counsel, that it is more likely than not that such organizational structure did not give rise to FBCSI, and that it is likely that the Borrower will be successful in ultimately defending their position. As such, the Borrower has not recorded any impact of the IRS’s proposed adjustment in its consolidated financial statements as of, and for the year ended, December 31, 2023, with the exception of the cash payment and associated income tax receivable of $10.1 million paid by the Borrower to the IRS in 2023. As of December 31, 2023, in the event the Borrower is not successful in defending its position, the potential additional income tax expense, including estimated interest charges, related to tax years 2015 through 2023, is estimated to be in the range of approximately $300 million to $350 million.

Schedule 3.05-1

SCHEDULE 3.12
MATERIAL PROPERTIES

None.

Schedule 3.12-1

SCHEDULE 3.15
EXISTING INSURANCE

Insurance Type	Policy Term	Entity	Policy Number	Carrier	Limits	Retention/ Deductible
Property Insurance
Property	11/1/24 – 11/1/25	American Axle & Manufacturing Holdings, Inc. and any subsidiary of the First Named Insured. The First Named Insured's interest in any partnership, joint venture or other legal entity in which the First Named Insured has management control or ownership as now constituted or hereafter is acquired.

GPA D95041450 002

34250414

USP00130224

US0006647PR24A

AMERAXLE02041P04

RMP 7035057956

RP8P000185-241 / RP8CF00163-241

B0509BOWPN2452672

F06029762024

PR0305824000

2024-06158-000

LSMAPR430705A

B0509BOWPN2452673

B0509BOWPN2452673

B0509MPSPB2403699

EXP7000728

42-PRP-309336-06

F624533

FA0024362-2024-1

ARP30071972900

24SSLDOCD327851

NAP 0456720 18

PPR9309295-22

ACE American Insurance

AIG

Allianz

AXA XL

Chubb Bermuda

Columbia Casualty Company

Everest Indemnity Insurance

Fidelis

Great Lakes Insurance

HDI Global Specialty

Helvetia

Liberty Mutual (Bermuda)

Lloyd’s Ascot

Lloyd’s ARK

Lloyd’s – QPS 5555

Mitsui Sumitomo

National Fire & Marine

Partner Re

Scor

Sompo (Endurance)

Starr Tech

Swiss Re

Zurich

					$1.0B Each Occurrence. No Aggregate	$2.5M Ded
Casualty Insurance
Excess Liability	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	USL02473624 EXNA2410000112-04 SFX 5087786-20 XSC10003778512 84772156 TSUEEX0000456-00 B0509BOWCN2452867 EXC 5773223 B0509BOWCN2452868 B0509BOWCN2453457 BM00040539LI24A

Allianz

Ascot Insurance Company

Zurich (American Guarantee)

Endurance American Insurance

AIG Specialty Insurance Company

First Specialty

Lloyd’s of London (Various)

Great American Spirit Insurance

Lloyd’s of London (Various)

Lloyd’s of London (Helix)

XL Bermuda

$10M X $15M

$15M po $25M X $25M

$10M po $25M X $25M

$10M po $30M X $50M

$10M po $30M X $50M

$10M po $30M x $50M

$25M X $80M

$15M X $105M

$7M po $30M X $120M

$7.5M po $30M X $120M

$15.5M po $30M X $120M

N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A

Schedule 3.15-1

International Liability Package Controlled Master Plan (CMP)	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	GLMD1531507	HDI Global Insurance Company

General Liability

$2M Each Occurrence

$4M Prod./CO Aggregate

$2M Pers. & Adv. Inj.

$1M Premise Damage ea. Occ.

$50K Medical Expense/person

Automobile Liability

$1M Each Accident

Employee Benefits

$1M Each Claim

$1M Annual Aggregate

N/A
Travel Accident & Health	10/1/24 - 10/1/27	American Axle & Manufacturing Holdings, Inc.	9908-28-15	Federal Insurance (Chubb)	$2.5M per accident (AD&D) $100K Medical	$100 Ded
Automobile - Liability	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	AS2-641-446033-044	Liberty Mutual	$2M Any One Accident	$250K
Workers’ Compensation	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	WA5-64D-446033-014	Liberty Mutual	Coverage A - Statutory Coverage B - Emp Liability $2M	$1M Ded $1M Ded
Workers’ Compensation (Excess – Ohio)	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	EW2-64N-446033-034	Liberty Mutual	Coverage A - Statutory Coverage B - Emp Liability $2M	$750K Ded $750K Ded
Non-Owned Aircraft Liability	10/1/23 - 10/1/26	American Axle & Manufacturing Holdings, Inc.	1000235705-07	Starr Aviation	$25M	N/A
Cargo Policy	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	UM00079875MA24A	AXA XL	$10M	$5K per claim $10K within Mexico
Underground Storage Tank Liab.	7/27/24 - 7/27/25	Metaldyne Performance Group Inc.	G2184570A 018	ACE American Ins Co (Chubb)	$1M	$5K per claim
Stand-Alone Insurance
Cyber Insurance	6/19/24 – 6/18/25	American Axle & Manufacturing Holdings, Inc.	NPL0066815-03 MTE9046482 01 SPR 4335584 - 03 720002027-0000 XMS2409731	Arch Indian Harbor Insurance (AXAXL) Zurich Resilience Nationwide	$10M $5M x $10M $5M x $15M $5M x $20M $5M x $25M	$500K SIR
Product Recall (Non-US)	10/1/24 – 10/1/25	American Axle & Manufacturing Holdings, Inc.	GLMD1531507	HDI Global Insurance Company	5M EUR	1M EUR

Schedule 3.15-2

Executive Risk Insurance
D&O Excess DIC Side-A Only	4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	106714260 ELU195674-24 DOX G46771710 006 SC8EX00152-241 ORPRO 12 104765 596780502 V268F8240601 DOE 1000359-00 DOC 0277762-07 83 DA 0349628-24 BPRO8108959 DAX 1000074-01	Travelers AXA XL Specialty Ins Federal Insurance (Chubb) Everest Old Republic CNA Beazley Swiss Re Zurich Twin City Fire (The Hartford) Berkley Swiss Re	$10M - All Limits Aggregate $10M x $10M $10M x $20M $10M x $30M $10M x $40M $10M x $50M $10M x $60M $5M x $70M $10M x $75M $10M x $85M $10M x $95M $5M x $105M	$2.0M SIR
Employment Practices Liability	4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	MKLB25GPL0005396	Markel (Alterra - Bermuda)	$15M Each Claim/Aggregate	$1.0M SIR
Fiduciary Liability	4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	106714367 USF01069224 DOX G46775673 006 V31FED240301 UX00H00300 0815 1000058528241 PTL 1000026-02 FLC 0279646-07	Travelers Allianz Federal Insurance (Chubb) Beazley Twin City Fire (The Hartford) Starr Indemnity Swiss Re Zurich	$5M - All Limits Aggregate $5M X $5M $5M X $10M $5M X $15M $5M X $20M .$5M X $25M $5M X $30M $5M X $35M	$250K Ded $1.5M Fee Claims
Special Contingencies	4/6/23 – 4/5/26	American Axle & Manufacturing Holdings, Inc.	IE70504CR	Great American Insurance Company	$25M Each Claim	None
Crime	4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	V31FF7240301 107613391	Beazley Travelers	$10M Each Claim/No Agg $10M X $10M	$250K

Schedule 3.15-3

SCHEDULE 5.14
POST-CLOSING MATTERS

1.	Legal Opinions. Within 30 days after the Effective Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders) (i) of local counsel in each jurisdiction where a Loan Party is organized and the laws of which are not covered by the opinion letters delivered on the Effective Date pursuant to Section 4.01(b) of the Credit Agreement and (ii) with respect to the perfection of the security interests under the Security Documents under the laws of each applicable jurisdiction.

2.	UCC-1 Financing Statements. Within 30 days after the Effective Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received form UCC-1 financing statements with respect to each Grantor in proper form for filing in the appropriate Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located, and such UCC-1 financing statements shall be appended to the Perfection Certificate as Annex 4 thereto.

3.	Refinancing of Existing Indebtedness of the Target. The Parent and the Borrower shall ensure that within (a) five Business Days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), (i) the Target Credit Agreement has been repaid in full (and all security and guarantees granted in connection therewith released) and (ii) a redemption notice in respect of the Target Notes has been delivered to the relevant parties thereto and (b) 15 Business Days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Target Notes have been redeemed and/or repaid and canceled in full (and all security and guarantees granted in connection therewith released) and, in each case, shall have delivered to the Administrative Agent customary payoff letters or similar documentary evidence thereof.

4.	Lien Searches. Within 30 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Borrower shall have delivered or authorized the delivery of lien searches reasonably requested by the Administrative Agent and, with respect to the results of such lien searches, taken such actions and delivered such deliverables as may be reasonably requested by the Administrative Agent to ensure that the Secured Obligations are secured by the Collateral with the priority required by the Loan Documents (except as otherwise permitted by the Credit Agreement).

5.	Perfection Certificate. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Borrower shall deliver to the Administrative Agent (i) a Perfection Certificate with respect to the subsidiaries of the Target required to become Subsidiary Loan Parties under the Credit Agreement (the “Target Group Loan Parties”) and (ii) a supplement to the Perfection Certificate delivered on the Effective Date indicating any updates to the information therein since the date thereof or certifying that such information remains correct and complete.

Schedule 5.14-1

6.	Additional Collateral Documentation. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Target Group Loan Parties shall have executed supplements to the Collateral Agreement and the Guarantee Agreement and the Administrative Agent shall have received legal opinions and customary corporate deliverables and certificates in connection therewith.

7.	Intellectual Property Security Agreements. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received, in connection with the Liens granted to the Collateral Agent on the Intellectual Property by the Target Group Loan Parties, intellectual property security agreements for filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.

8.	Insurance. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received certificates of insurance and related endorsements from an insurance broker evidencing the insurance required to be maintained by the terms of the Credit Agreement.

9.	Stock Certificates and Powers. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Collateral Agent shall have received original stock certificates, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, in respect of certificated Equity Interests required to be pledged as Collateral pursuant to clause (b) of the definition of “Collateral Requirement”.

10.	Global Intercompany Note. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received a Global Intercompany Note and a customary intercompany subordination agreement signed by the Parent and the relevant Subsidiaries.

11.	Control Agreements. Within 90 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Loan Parties shall have executed and delivered such Control Agreements as are required under the Collateral Agreement.

12.	Mortgages. Within 90 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Loan Parties shall have complied with the applicable requirements set forth in clause (e) of the definition of “Collateral Requirement”.

Schedule 5.14-2

SCHEDULE 6.01
EXISTING INDEBTEDNESS

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
CREDIT FACILITIES
American Axle & Manufacturing de Mexico S. de R.L. de C.V. and AAM Maquiladora Mexico S. de R.L. de C.V.	Banco Nacional de Mexico (Banamex)	6/10/2022	On Demand	USD 15,000,000
American Axle & Manufacturing de Mexico S. de R.L. de C.V. and AAM Maquiladora Mexico S. de R.L. de C.V.	Banco Nacional de Mexico (Banamex)	6/10/2022	On Demand	MXN 101,095,800
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	12/12/2018	On Demand	USD 2,500,000
AAM Auto Component (India) Private Limited	ICICI	10/29/2021	On Demand	INR 200,000,000
AAM Auto Component (India) Private Limited	Bank of America	2/24/2022	On Demand	INR 50,000,000
AAM India Manufacturing Corporation Private Limited	Bank of America	8/7/2009	On Demand	INR 225,566,000
AAM India Manufacturing Corporation Private Limited	HSBC Bank	2/2/2016	On Demand	INR 300,000,000
AAM India Manufacturing Corporation Private Limited	ICICI	2/22/2021	On Demand	INR 200,000,000
AAM Poland Sp. z o.o.	Bank Handlowy w Warszawie S.A.	8/24/2018	On Demand	USD 20,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	Shanghai Pudong Development Bank	7/16/2024	7/16/2025	CNY 100,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	4/28/2025	CNY 2,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	10/28/2025	CNY 5,000,000

Schedule 6.01-1

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	4/28/2026	CNY 37,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	5/24/2025	CNY 2,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	11/24/2025	CNY 5,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	5/24/2026	CNY 37,500,000
Metaldyne Europe S.à r.l.	Bank of America	8/8/2019	On Demand	USD 20,000,000
Tekfor Holding GmbH	Sparkasse Kinzigtal	9/30/2019	9/30/2028	EUR 4,281,595
CAPITAL LEASES
MSP Industries Corporation	G.S. Realty, Inc.	1/1/2008	12/31/2032	USD 5,040,530.27
MSP Industries Corporation	Penske Truck	12/6/2024	12/5/2031	USD 186,289.45
American Axle & Manufacturing, Inc.	Holdings Detroit Holbrook, LLC	12/1/2021	10/31/2036	USD 34,300,878.89
American Axle & Manufacturing, Inc.	PNC Bank	8/5/2024	8/22/2025	USD 10,911.02
American Axle & Manufacturing, Inc.	PNC Bank	11/1/2024	4/30/2025	USD 2,201.50
American Axle & Manufacturing, Inc.	Industrial Leasing, LLC	8/5/2024	3/8/2026	USD 9,917.53
American Axle & Manufacturing, Inc.	PNC Bank	6/1/2023	2/28/2027	USD 14,717.02
American Axle & Manufacturing, Inc.	Ricoh USA, Inc.	6/1/2023	2/28/2027	USD 14,717,.02
AAM Germany GmbH	WPC REIT AXL 39 B.V.	11/16/2020	2/3/2041	EURO 35,038,927.75
AAM Eisenach Driveline GmbH	HBO	1/1/2022	6/30/2027	EUR 71,125.02
Tekfor, Inc.	Penske	8/1/2023	9/30/2025	USD 11,789.51
Tekfor, Inc.	Midland States Bank	6/1/2022	9/1/2026	USD 236,914.23

Schedule 6.01-2

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Tekfor, Inc.	ENGS Commercial Finance Co.	6/1/2022	12/1/2025	USD 83,238.32
Tekfor, Inc.	ENGS Commercial Finance Co.	6/1/2022	2/1/2026	USD 98,787.44
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	12/1/2025	USD 68,855.21
Tekfor, Inc.	BB&T Commercial Equipment Capital Corp/TCF	8/1/2023	12/1/2025	USD 57,535.95
Tekfor, Inc.	BB&T Commercial Equipment Capital Corp/TCF	8/1/2023	11/28/2025	USD 50,559.76
Tekfor, Inc.	U.S. Bank Equipment	6/1/2022	1/1/2026	USD 11,241.78
Tekfor, Inc.	FNB Equipment Finance	8/1/2023	6/24/2026	USD 23,680.57
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	8/1/2026	USD 48,406.69
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	8/1/2026	USD 47,563.23
Metaldyne Zell Verwaltungs GmbH	Grenke AG	7/1/2022	3/31/2027	EURO 47,071.03
Metaldyne Zell Verwaltungs GmbH	Hilti Deutschland AG	11/1/2023	10/31/2028	EURO 69,978.67
Metaldyne Zell Verwaltungs GmbH	Still Financial Services GmbH	5/1/2024	4/30/2029	EURO 10,700.70
Metaldyne Europe S.à r.l.	Ricoh	6/30/2020	6/30/2025	EURO 451.51
Neumayer Tekfor GmbH	Raiffeisen Impulse Finance & Lease	6/1/2022	2/28/2025	EURO 21,840.89
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	7/31/2025	EURO 25,038.69
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	6/1/2022	1/31/2026	EURO 136,656.83
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	7/1/2022	2/28/2027	EURO 117,154.17

Schedule 6.01-3

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	4/30/2026	EURO 147,848.11
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	1/31/2026	EURO 35,417.94
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	6/1/2022	6/30/2026	EURO 22,267.48
Neumayer Tekfor GmbH	Grenke AG	11/1/2024	10/31/2029	EURO 192,116.77
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2026	EURO 75,726.07
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2026	EURO 50,091
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	7/31/2026	EURO 132,565.52
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	10/31/2026	EURO 102,291.91
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2027	EURO 399,837.37
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	1/31/2027	EURO 305,322.40
Neumayer Tekfor Rotenburg GmbH	Merca Leasing	10/1/2022	2/28/2027	EURO 443,342.40
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	1/31/2027	EURO 54,327.26
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	6/1/2022	5/31/2027	EURO 73,344.10
Neumayer Tekfor Rotenburg GmbH	HBO	6/1/2022	8/31/2029	EURO 85,179.49
Neumayer Tekfor Schmolin GmbH	GEFA	6/1/2022	3/31/2025	EURO 5,552.04
Neumayer Tekfor Schmolin GmbH	GEFA	10/1/2022	9/30/2025	EURO 31,814.63
Neumayer Tekfor Schmolin GmbH	ABC Finance	6/1/2022	3/31/2025	EURO 13,394

Schedule 6.01-4

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	3/31/2025	EURO 12,081.39
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	11/30/2025	EURO 72,069.05
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	5/31/2026	EURO 98,749.82
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	1/31/2027	EURO 267,939.13
Neumayer Tekfor Schmolin GmbH	Commerz Real	6/1/2022	1/31/2027	EURO 73,106.45
Neumayer Tekfor Schmolin GmbH	Commerz Real	1/1/2023	12/31/2027	EURO 532,235.79
Neumayer Tekfor Schmolin GmbH	Commerz Real Mobilienleasing GmbH	5/1/2023	4/30/2028	EURO 371,102.36
Neumayer Tekfor Schmolin GmbH	S.D.L.	5/1/2023	4/30/2028	EURO 455,215.23
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	6/1/2022	2/28/2027	EURO 474,661.72
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	3/31/2027	EURO 218,972.06
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	1/1/2023	12/31/2027	EURO 532,235.79
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92

Schedule 6.01-5

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	6/1/2022	4/30/2027	EURO 48,965.69
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	10/1/2024	9/30/2029	EURO 71,424.44
Punchcraft Machining and Tooling, LLC	Guardian Alarm	10/2/2024	10/2/2029	USD 21,432.09
Tekfor Mexico, S.A. de C.V.	BBVA Leasing Mexico SA de CV	6/1/2022	11/1/2025	MXN 1,001,158.75
Tekfor Mexico, S.A. de C.V.	Unifin Financiera, S.A.B. de C.V.	6/1/2022	2/25/2025	MXN 103,946.56
GUARANTEES ISSUED BY BANKS
AAM India Manufacturing Corporation Private Limited	ICICI	11/26/2024	2/8/2028	INR 2,500,000
AAM India Manufacturing Corporation Private Limited	ICICI	9/30/2022	9/30/2025	INR 12,800,000
AAM Auto Component (India) Private Limited	ICICI	1/1/2023	12/31/2025	INR 30,007,192
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	SPDB	1/30/2024	1/29/2025	CNY 10,000,000
Metaldyne International Spain, S.L.	Bank of America	12/18/2019	5/31/2034	EURO 2,443,150.09
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	12/1/2021	11/30/2027	THB 1,900,000
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	9/30/2020	9/30/2025	THB 2,567,000
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	6/23/2017	NA	THB 2,674,577.31
Albion Automotive Limited	Citibank	3/13/2012	N/A	GBP 300,000
AAM Poland Sp. z o.o.	Citibank	12/21/2021	NA	PLN 2,000,000

Schedule 6.01-6

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
INTERCOMPANY LOANS MADE BY A LOAN PARTY
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	7/29/2003	8/25/2023	USD 8,827,842.08
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	6/11/2003	6/10/2023	USD 8,910,944.44
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	11/13/2003	11/17/2023	USD 9,800,175
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	5/19/2004	5/19/2023	USD 6,717,047.78
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	3/16/2005	3/17/2023	USD 8,269,933.33
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	4/27/2005	4/27/2023	USD 8,274,119.44
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	9/15/2008	9/15/2023	USD 7,079,654.17
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	12/20/2011	12/23/2023	USD 6,186,401.39
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	11/09/2017	11/5/2025	USD 7,095,468.06
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	3/8/2012	3/8/2027	USD 2,712,495
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	3/13/2012	3/13/2027	USD 7,047,412.50
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	8/1/2017	8/1/2026	USD 7,968,208.33
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	10/29/2017	10/29/2025	USD 13,183,269.44
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	11/19/2017	11/19/2025	USD 17,141,377.52
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	1/28/2013	1/28/2027	USD 9,775,504.17
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	5/28/2013	5/28/2026	USD 6,390,166.66
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 15,167,652.78

Schedule 6.01-7

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 20,473,601.25
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 21,899,285.21
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	9/12/2020	9/1/2026	USD 11,457,838.89
AAM Poland Sp. z o.o. - Revolving Facility Agreement	AAM International Holdings, Inc.	2/21/2006	NA	USD 15,943,295.70
AAM Poland Sp. z o.o. - Loan Agreement	AAM International Holdings, Inc.	8/29/2013	8/29/2028	USD 12,710,998.26
AAM Auto Component (India) Private Limited	American Axle & Manufacturing, Inc.	5/5/2021	9/30/2026	USD 5,000,000
Metaldyne Europe S.á r.l.	American Axle & Manufacturing, Inc.	12/11/2023	6/30/2027	EUR 100,000,000
Metaldyne GmbH	American Axle & Manufacturing, Inc.	7/1/2019	6/30/2027	EUR 75,000,000
Metaldyne Korea Limited	American Axle & Manufacturing, Inc.	7/1/2023	12/31/2026	USD 25,000,000
American Axle & Manufacturing de Mexico Holdings, S. de R.L. de C.V.	American Axle & Manufacturing, Inc	3/1/2006	NA	Promissory Note
American Axle & Manufacturing (Thailand) Co., Ltd.	American Axle & Manufacturing, Inc.	12/15/2018	12/15/2027	USD 25,000,000
RECEIVABLES FINANCING
American Axle & Manufacturing, Inc.	Wells Fargo	9/6/2019	Open	Amount of eligible GM receivables per agreement
AAM do Brasil Ltda.	Nexxera Mercantil Servicos S.A.	7/7/2020	Open	Amount of eligible GM receivables per agreement
Metaldyne Oslavany, spol. s r.o.	CSOB	12/2005	Open	CZK 250,000,000
Metaldyne International France	HSBC	11/2013	Open	EUR 11,000,000
AAM Poland Sp. z o.o.	Coface	12/2021	Open	PLN 85,500,000
Metaldyne GmbH	ABN Amro	7/1/2024	12/31/2025	EUR 22,500,000

Schedule 6.01-8

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor GmbH	ABN Amro	3/25/2024	12/31/2025	EUR 12,500,000
Neumayer Tekfor Rotenburg GmbH	ABN Amro	4/3/2024	12/31/2025	EUR 6,250,000
Neumayer Tekfor Schmolin GmbH	ABN Amro	4/8/2024	12/31/2025	EUR 3,750,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	HSBC	12/11/24	NA	CNY 165,000,000

Schedule 6.01-9

SCHEDULE 6.02
EXISTING LIENS

1.	Foreign Liens

None

2.	Joint-Venture Arrangements

a.	Liens in respect of arrangements under the agreements set forth under Section 3 of Schedule 6.04B consisting of “buy/sell”, “drag along/tag along”, rights of first refusal, purchase options, calls and similar arrangements.

3.	Domestic Liens

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Accugear, Inc.	DE	SOS	2011 3262535	8/23/11	NMHG Financial Services, Inc.	Equipment lease
Accugear, Inc.	DE	SOS	2016 7879008	12/19/16	HYG Financial Services, Inc.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2012 1654377	4/30/12	Miller Tool & Die Co.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2013 3909034	10/4/13	Doosan Machine Tools America Corporation	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2013 4746781	12/3/13	Doosan Machine Tools America Corporation	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2014866 2	12/17/01	Dell Financial Services, L.P.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	5405466 5	12/29/05	Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2007 4434832	11/21/07	Motion Industries, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2009 1436556	5/6/09	Walter Metals LLC	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3408988	9/4/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3409382	9/4/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3766807	10/1/12	G/S Leasing, Inc.	Equipment lease

Schedule 6.02-1

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
American Axle & Manufacturing, Inc.	DE	SOS	2012 3767169	10/1/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 2198993	6/10/13	CapitalSource Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 2211945	6/10/13	General Electric Credit Corporation of Tennessee	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 3539153	9/11/13	CapitalSource Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 3739373	9/25/13	Macquarie Equipment Finance, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 4645389	11/25/13	Macquarie Equipment Finance, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 4341219	9/28/15	Steelcase Financial Services Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 6358195	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 2246369	4/15/16	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 6176760	10/7/16	Die-Tech and Engineering, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 6436396	10/19/16	QME, Inc.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2023 6592280	9/29/2023	De Lage Landen Financial Services, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	5405466 5	12/29/05	Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 4341219	9/28/15	Steelcase Financial Services Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 6358195	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 2051001	3/10/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 43377721	5/23/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 8420481	10/9/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 8420499	10/9/2022	The Huntington National Bank	Equipment lease

Schedule 6.02-2

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
American Axle & Manufacturing, Inc.	DE	SOS	2023 4828157	7/12/2023	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2023 6519226	9/26/2023	The Huntington National Bank	Personal Property lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 2355038	4/9/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4244628	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4244966	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4245112	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 5886732	8/27/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 5991763	8/30/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6418162	9/17/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6514705	9/20/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6514986	9/20/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7551847	10/30/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7633363	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7633975	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7635558	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 8859405	12/18/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20221009000015-6	10/9/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20221121000794-7	11/21/2022	DMG Moori USA Inc	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20230426000667-8	4/26/2023	Reishauer Corp.	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2013 2320027	6/17/13	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease

Schedule 6.02-3

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Colfor Manufacturing, Inc.	DE	SOS	2016 2246369	4/15/16	Comerica Leasing, a Division of Comerica Bank	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2016 5496078	9/9/16	Dell Financial Services, L.P.	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2016 7591280	12/7/16	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2017 0200623	1/10/17	IBM Credit LLC	Equipment lease
HHI Formtech Holdings, LLC	DE	SOS	2012 0401499	2/1/12	LaSalle Systems Leasing, Inc.	Equipment lease
HHI Formtech, LLC	DE	SOS	2011 2894064	7/27/11	HYG Financial Services, Inc.	Equipment lease
HHI Formtech, LLC	DE	SOS	2016 3163241	5/26/16	Miller Tool & Die Co.	Equipment lease
HHI Formtech, LLC	DE	SOS	2017 0573094	1/26/17	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease
HHI Formtech, LLC	DE	SOS	2017 1402350	3/2/17	Miller Tool & Die Co.	Equipment lease
Impact Forge Group, LLC	DE	SOS	2011 2421983	6/23/11	Toyota Motor Credit Corporation	Equipment lease
Jernberg Industries, LLC	DE	SOS	6139452 7	4/26/06	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2007 1039386	3/20/07	Banc of America Leasing & Capital, LLC	Equipment lease
Jernberg Industries, LLC	DE	SOS	2009 2686258	8/20/09	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2011 2301631	6/16/11	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2016 0126191	1/7/16	Magid Glove and Safety MFG. Co. LLC	Work gloves, safety clothing and safety products
Jernberg Industries, LLC	DE	SOS	2016 2990883	5/19/16	Magid Glove and Safety MFG. Co. LLC	Work gloves, safety clothing and safety products
Jernberg Industries, LLC	DE	SOS	2017 0190154	1/9/17	Wells Fargo Vendor Financial Services, LLC	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2016 6171282	10/7/16	Makino Inc.	Equipment lease

Schedule 6.02-4

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605029	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605300	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605516	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0995297	2/13/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081006	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081188	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081485	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081758	2/16/17	Makino Inc.	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 2051001	3/10/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 4337721	5/23/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 8240481	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 8240499	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2023 4828157	7/12/2023	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2023 6519226	9/26/2023	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 2355038	4/9/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 4244628	6/24/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 4244966	6/24/2024	The Huntington National Bank	Equipment lease

Schedule 6.02-5

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Metaldyne Performance Group Inc.	DE	SOS	2024 5991763	8/30/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6418162	9/17/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6514705	9/20/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6514986	9/20/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 7551847	10/30/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 8859405	12/18/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	MI	Dept. of State	20221009000015-6	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 0659996	2/20/13	Miller Tool & Die Co.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 1410696	4/12/13	Chemetall US, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 1410704	4/12/13	Chemetall US, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 3186831	8/14/13	Ellison Technologies, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2015 4824776	10/21/15	Miller Tool & Die Co.	Equipment lease
Metaldyne Sintered Ridgway, LLC	DE	SOS	2016 3171319	5/26/16	Air Liquide Industrial U.S. LP	Equipment lease
Metaldyne Sintered Ridgway, LLC	DE	SOS	2023 8094749	11/30/2023	De Lage Landen Financial Services, Inc.	Equipment lease
Metaldyne SinterForged Products, LLC	DE	SOS	2016 3167325	5/26/16	Air Liquide Industrial U.S. LP	Equipment lease

Schedule 6.02-6

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
MSP Industries Corporation	MI	Dept. of State	2015179595-8	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
Oxford Forge, Inc.	DE	SOS	2013 4191095	10/25/13	Wells Fargo Bank, N.A.	Equipment lease
Tekfor Inc.	DE	SOS	2024 2230041	4/3/2024	Huntington Bank	Equipment lease

Entity	State of Incorporation	Secured Party	Description
MSP Industries Corporation	MI	G.S. Realty, Inc.	Capital lease
American Axle & Manufacturing, Inc.	DE	Holdings Detroit Holbrook, LLC	Capital lease
Metaldyne Sintered Ridgway, LLC	DE	GKN	Capital lease
Metaldyne M&A Bluffton, LLC	DE	De Lage Landen Financial Services Inc.	Capital lease
Metaldyne SinterForge Products, LLC	DE	Wells Fargo	Capital lease
HHI FormTech, LLC	DE	Ricoh USA, Inc.	Capital lease

Schedule 6.02-7

SCHEDULE 6.04A
EXISTING INVESTMENTS

1.	Existing Investments

a.	Metaldyne Performance Group Inc. holds 125 shares of common stock in private entity, Control Equipment, Inc.

2.	Future Investments Mandated by Law or Contract

a.     Any additional Investments to the extent required, as of the Effective Date, to be made pursuant to any joint venture or partnership agreement set forth in clauses (a) - (d) of Section 4 of Schedule 6.04B.

b.     Amended and Restated Limited Partnership Agreement dated December 10, 2021, between Autotech Ventures Management III, L.L.C. and Limited Partners. In conjunction with this Limited Partnership Agreement, American Axle & Manufacturing, Inc. has committed $15,000,000 of investment into the Autotech Fund III, L.P. As of the Closing Date, American Axle & Manufacturing, Inc. has invested $5,595,179 therein.

c.     Subscription Agreement for Limited Partnership Interests in Global Strategic Mobility Fund, L.P. dated April 27, 2023, between Enertech Capital Holding Company, L.P. and Limited Partners. In conjunction with this Subscription Agreement, American Axle & Manufacturing, Inc. has committed $10,000,000 of investment into the Global Strategic Mobility Fund, L.P. As of the Closing Date, American Axle & Manufacturing, Inc. has invested $2,660,000 therein.

3.	Investments in Subsidiaries

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
1.	American Axle & Manufacturing, Inc.	Delaware
2.	AAM International Holdings, Inc.	Delaware
3.	AAM Travel Services, LLC	Michigan
4.	Auburn Hills Manufacturing, Inc.	Delaware
5.	Oxford Forge, Inc.	Delaware
6.	Colfor Manufacturing, Inc.	Delaware
7.	MSP Industries Corporation	Michigan
8.	AccuGear, Inc.	Delaware
9.	Tekfor, Inc.	Delaware
10.	AAM North America, Inc.	Delaware
11.	AAM Mexico Holdings LLC	Delaware
12.	Metaldyne Performance Group Inc.	Delaware

Schedule 6.04A-1

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
13.	AAM Powder Metal Components, Inc.	Ohio
14.	AAM Casting Corp.	Delaware
15.	Metaldyne M&A Bluffton, LLC	Delaware
16.	Metaldyne Powertrain Components, Inc.	Delaware
17.	Metaldyne Sintered Ridgway, LLC	Delaware
18.	Metaldyne SinterForged Products, LLC	Delaware
19.	Punchcraft Machining and Tooling, LLC	Delaware
20.	HHI FormTech, LLC	Delaware
21.	Jernberg Industries, LLC	Delaware
22.	Impact Forge Group, LLC	Delaware
23.	ASP Grede Intermediate Holdings LLC	Delaware
24.	ASP HHI Holdings, Inc.	Delaware
25.	MD Investors Corporation	Delaware
26.	Metaldyne Componentes Automotivos do Brasil Ltda.	Brazil
27.	AAM do Brasil Ltda.	Brazil
28.	Neumayer Tekfor Automotive Brasil Ltda.	Brazil
29.	Metaldyne (Suzhou) Automotive Components Co., Ltd	China
30.	AAM Investment Management (Shanghai) Co. Ltd	China
31.	AAM Commercial & Trading (Shanghai) Co. Ltd	China
32.	Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	China
33.	Metaldyne Oslavany, spol. s r.o.	Czech Republic
34.	Metaldyne International France	France
35.	Metaldyne GmbH	Germany
36.	Metaldyne Grundstücks GmbH & Co. eGbR	Germany
37.	AAM Eisenach Driveline GmbH	Germany
38.	AAM Germany GmbH	Germany
39.	Tekfor Holding GmbH	Germany
40.	Neumayer Tekfor Engineering GmbH	Germany
41.	Neumayer Tekfor GmbH	Germany
42.	Neumayer Tekfor Rotenburg GmbH	Germany
43.	Neumayer Tekfor Schmolin GmbH	Germany

Schedule 6.04A-2

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
44.	Tekfor Services GmbH	Germany
45.	Metaldyne Hong Kong Limited	Hong Kong
46.	AAM India Manufacturing Corporation Private Limited	India
47.	AAM Auto Component (India) Manufacturing Private Limited	India
48.	Metaldyne Korea Limited	Korea
49.	MetaldyneLux S.á r.l.	Luxembourg
50.	Metaldyne Europe S.á r.l.	Luxembourg
51.	Metaldyne Mauritius Limited	Mauritius
52.	Novocast, S. de R.L. de C.V.	Mexico
53.	MPG México, S. de R.L. de C.V.	Mexico
54.	Metaldyne Sintered Components Mexico, S. de R.L. de C.V.	Mexico
55.	American Axle & Manufacturing de Mexico Holdings, S. de R.L. de C.V.	Mexico
56.	AAM Maquiladora Mexico, S. de R.L. de C.V.	Mexico
57.	American Axle & Manufacturing de Mexico, S. de R.L. de C.V.	Mexico
58.	Tekfor Mexico, S.A. de C.V.	Mexico
59.	Tekfor Servicios Mexico, S.A. de C.V.	Mexico
60.	AAM Poland Sp. z o.o.	Poland
61.	Tekfor Brasov S.R.L.	Romania
62.	Albion Automotive Limited	Scotland
63.	Metaldyne International Spain, S.L.	Spain
64.	Metaldyne Sintered Components España, S.L.	Spain
65.	e-AAM Driveline Systems AB	Sweden
66.	American Axle & Manufacturing (Thailand) Co., Ltd.	Thailand
67.	Metaldyne International (UK) Ltd.	United Kingdom

4.	Intercompany Loans

Intercompany loans listed on Schedule 6.01.

Schedule 6.04A-3

5.	Certain Support and Guarantee Arrangements

a.	Guarantee by American Axle & Manufacturing Holdings, Inc., in an amount up to GBP 660,000, issued April 12, 2018, in support of a governmental grant of an Affiliate (Albion Automotive Limited).

b.	Guarantee by American Axle & Manufacturing, Inc. in an amount equivalent to four months of the monthly average consumption of the immediately preceding year to the incorporation or granting of the Requested Guarantee, issued December 20, 2024, to Iberdrola Energia Monterrey, S.A. de C.V., in support of the obligations of an Affiliate (Novocast, S. de R.L. de C.V.).

c.	Guarantee by American Axle & Manufacturing, Inc., issued October 4, 2019, to WPC REIT AXL 39 B.V., in support of an outstanding lease obligation of an Affiliate (AAM Germany GbmH).

d.	Guarantee by American Axle & Manufacturing, Inc., issued August 18, 2021, to ICICI Bank, in support of an outstanding working capital facility of an Affiliate (AAM Auto Component (India) Manufacturing Private Limited).

e.	Guarantee by American Axle & Manufacturing, Inc., issued September 12, 2013, to HSBC Bank USA, National Association, in support of an outstanding working capital facility of an Affiliate (AAM India Manufacturing Corporation Private Limited).

f.	Guarantee by American Axle & Manufacturing, Inc., issued October 23, 2024, to Citi Bank, in support of an outstanding working capital facility of an Affiliate (AAM Poland Sp. z o.o.).

g.	Guarantee by American Axle & Manufacturing, Inc., issued April 28, 2023 to China Citic Bank Suzhou Brach and July 16, 2024 to Shanghai Pudong Development Bank Changshu Sub-branch, in support of outstanding working capital loans of an Affiliate (AAM Changshu Automotive Driveline High Technology Co., Ltd.).

h.	Guarantee by American Axle & Manufacturing, Inc. issued October 23, 2024, to Citi Bank N.A., in support of an outstanding working capital facility of an Affiliate (American Axle & Manufacturing de Mexico, S de RL de C.V. and AAM Maquiladora Mexico S. de RL de C.V.).

i.	Guarantee of obligations under Designated Local Facilities designated pursuant to the Guarantee Agreement and the Collateral Agreement in an aggregate principal amount of $28,174,172.13 (the USD equivalent, calculated as of January 25, 2025).

6.	Joint Ventures

Investments in the joint ventures set forth under Section 4 of Schedule 6.04B.

Schedule 6.04A-4

SCHEDULE 6.04B
CERTAIN PERMITTED INVESTMENTS

1.	Investment of Assets into Foreign Operations

None.

2.	Permitted Acquisitions

a.	Integration and restructuring activities related to the Transaction. Such investments and amounts for integration and restructuring activities after completion of the transaction shall be in an amount equal to the estimated cost to achieve acquisition synergies, as disclosed at the date of announcement ($150,000,000).

3.	Permitted Investments

a.	Investments required in Brazil to launch production of a next generation midsized truck program that has already been awarded in an amount not to exceed $20,000,000.

b.	Guarantees by the Parent or Borrower in connection with governmental incentives at various foreign facilities related to development or launch of electrification technology in an amount not to exceed $25,000,000.

c.	Investments required related to restructuring plans in the United Kingdom, including but not limited to annuitizing pension plans, in an amount not to exceed $30,000,000.

d.	Investments required to expand manufacturing capacity or capabilities and/or launch production in support of current and future electrification or other propulsion programs in an amount not to exceed $75,000,000.

e.	Investments in equity or other ownership interests in private and/or publicly traded entities (including additional investments in the entities described in Section 1 of Schedule 6.04(A)) in support of current and future electrification programs in an amount not to exceed $20,000,000.

f.	Investments and amounts required for integration or restructuring activities in Europe to complete the integration of Tekfor facilities previously acquired in an amount not to exceed $40,000,000.

4.	Permitted Joint Ventures or Partnerships

a.	Joint venture pursuant to the Equity Joint Venture Contract for Hefei AAM Automotive Driveline & Chassis System Co., Ltd., dated as of December 10, 2008, by and between Hefei Automobile Axle Co., Ltd. and American Axle International Holdings, Inc.

Schedule 6.04B-1

b.	Joint Venture pursuant to the Equity Joint Venture Contract for Liuzhou AAM Automotive Driveline System Co., Ltd., dated as of April 3, 2018, by and between AAM International S.à r.l. and Liuzhou Wuling Automobile Industry Co., Ltd.

c.	Operating Agreement for Diversified Manufacturing & Assembly, LLC, a Michigan limited liability company, dated as of August 2, 2016, by and among Precision Components Manufacturing, LLC, SRS Industries LLC and American Axle & Manufacturing, Inc.

d.	Investments in connection with Joint Ventures, partnerships, joint development agreements, or similar type agreements to support the future expansion of electrification technology or manufacturing capability in an amount not to exceed $150,000,000.

Schedule 6.04B-2

SCHEDULE 6.05
EXISTING TRANSACTIONS WITH AFFILIATES

1.	The intercompany loans listed on Schedule 6.01.

2.	The Investments listed on Schedule 6.04A.

3.	The Investments listed on Schedule 6.04B.

Schedule 6.05-1

SCHEDULE 6.06
EXISTING RESTRICTIONS

1.	Restrictions imposed as of the Effective Date by the joint ventures set forth in clauses (a)-(d) of Section 4 of Schedule 6.04B.

2.	Restrictions with respect to the equity interests in and assets of a joint venture permitted by the Credit Agreement pursuant to the applicable joint venture agreement.

Schedule 6.06-1

EXHIBIT a

FORM OF GUARANTEE AGREEMENT

[omitted]

EXHIBIT B

Form of
ASSIGNMENT AND ASSUMPTION

[omitted]

EXHIBIT C

FORM OF
AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

[omitted]

EXHIBIT D

AUCTION PROCEDURES

[omitted]

EXHIBIT E

Form of Collateral Agreement

[omitted]

EXHIBIT F

FORM OF MATURITY DATE EXTENSION REQUEST

[omitted]

EXHIBIT G-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT G-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT G-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT G-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT H

FORM OF SOLVENCY CERTIFICATE

[omitted]

EXHIBIT I

FORM OF PARI PASSU INTERCREDITOR AGREEMENT

[omitted]

EXHIBIT J

FORM OF JUNIOR LIEN INTERCREDITOR AGREEMENT

[omitted]

Exhibit 10.2

EXECUTION VERSION

FIRST LIEN BRIDGE CREDIT AGREEMENT

dated as of

January 29, 2025,

among

AMERICAN AXLE & MANUFACTURING, INC.,

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

JPMORGAN CHASE BANK, N.A.,
as
Lead Arranger and Bookrunner

TABLE OF CONTENTS

i

ii

iii

SCHEDULES:

Schedule 2.01	Commitments
Schedule 3.05	Disclosed Matters
Schedule 3.12	Material Properties
Schedule 3.15	Existing Insurance
Schedule 5.14	Post-Closing Matters
Schedule 6.01	Existing Indebtedness
Schedule 6.02	Existing Liens
Schedule 6.04A	Existing Investments
Schedule 6.04B	Certain Permitted Investments
Schedule 6.05	Existing Transactions with Affiliates
Schedule 6.06	Existing Restrictions

EXHIBITS:

Exhibit A	Form of Guarantee Agreement
Exhibit B	Form of Assignment and Assumption
Exhibit C	Form of Collateral Agreement
Exhibit D-1	Form of U.S. Tax Compliance Certificate for Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit D-2	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit D-3	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit D-4	Form of U.S. Tax Compliance Certificate for Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit E	Form of Solvency Certificate
Exhibit F	Form of Pari Passu Intercreditor Agreement
Exhibit G	Form of Junior Lien Intercreditor Agreement
Exhibit H	Exchange Notes Indenture Terms

iv

FIRST LIEN BRIDGE CREDIT AGREEMENT dated as of January 29, 2025 (this “Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Borrower has requested that the Lenders extend credit in the form of Bridge Loans on the Closing Date in an aggregate principal amount not in excess of $843,000,000.

The proceeds of the Bridge Loans, together with the proceeds of term loans and revolving loans borrowed under the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the proceeds of Second Lien Bridge Loans and/or the proceeds of Permanent Acquisition Financing Indebtedness and cash on hand of the Borrower, will be used by the Borrower solely to fund the Acquisition, to consummate the Existing Indebtedness Refinancing, to pay the Transaction Costs and for general corporate purposes.

The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account” means, collectively, (a) an “account” as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, (b) a “payment intangible” as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, and (c) the Parent’s or any Restricted Subsidiary’s rights to payment for goods sold or leased or services performed or rights to payment in respect of any monetary obligation owed to the Parent or any Restricted Subsidiary, including all such rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

“Acquisition” means the acquisition by the Parent of all of the outstanding equity interests of the Target pursuant to a Scheme or an Offer and, if applicable, a Squeeze-Out Procedure in accordance with and on the terms of the relevant Acquisition Documents.

2

“Acquisition Completion Date” means (a) if the Acquisition is implemented by means of a Scheme, the Scheme Effective Date or (b) if the Acquisition is implemented by means of an Offer, the Unconditional Date, in each case in accordance with the terms of the relevant Acquisition Documents (excluding, for the avoidance of doubt, any Squeeze-Out Procedure that may occur after such date).

“Acquisition Documents” means (a) if the Acquisition is to be implemented by means of a Scheme, the Scheme Documents or (b) if the Acquisition is to be implemented by means of an Offer, the Offer Transaction Documents, and, in each case, the Cooperation Agreement and any other document designated in writing as an Acquisition Document by the Administrative Agent and the Parent (including, if and when applicable, any documents required to effect the Squeeze-Out Procedure).

“Act” means the United Kingdom Companies Act 2006.

“Additional Debt Representative” means, with respect to any series of Alternative Incremental Facility Debt, Credit Agreement Refinancing Indebtedness, Permanent Acquisition Financing Indebtedness or Permitted Refinancing Indebtedness in respect of any of the foregoing, in each case that is secured by a Lien on all or any portion of the Collateral, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Adjusted Daily Simple RFR” means an interest rate per annum equal to the Daily Simple RFR; provided that if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder.

“Administrative Agent Fee Letter” means the Administrative Agent Fee Letter dated January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

3

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning assigned to such term in the introductory statement to this Credit Agreement.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00% and (c) the Adjusted Term SOFR Rate for an Interest Period of one month as published two U.S. Government Securities Business Days prior to such day (or, if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that for purposes of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that if the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to this clause (c). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the NYFRB Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, then the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. Notwithstanding the foregoing, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00%.

4

“Alternative Incremental Facility Debt” means any Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or term loans, junior lien secured notes or term loans or senior unsecured notes or term loans; provided that (a) if such Indebtedness is secured, such Indebtedness shall be secured by the Collateral on a pari passu or junior basis with the Loan Document Obligations and shall not be secured by any property or assets other than the Collateral, (b) the stated final maturity of such Indebtedness shall not be earlier than the Extended Term Loan Maturity Date, in the case of any such Indebtedness that is secured on a pari passu basis with the Loan Document Obligations, or the date that is 91 days after the Extended Term Loan Maturity Date, in the case of any such Indebtedness that is secured on a junior basis to the Loan Document Obligations or is unsecured (in each case, except for any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, which Indebtedness, upon the maturity thereof, automatically converts into Indebtedness that satisfies the requirements set forth in this definition), (c) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, (x) upon the occurrence of an event of default, asset sale, event of loss, or a change in control, (y) in the case of any such Alternative Incremental Facility Debt in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, upon the incurrence of such refinancing or replacement Indebtedness as long as such refinancing or replacement Indebtedness satisfies the requirements set forth in this definition and (z) in the case of any such Alternative Incremental Facility Debt in the form of term loans that are secured on a pari passu basis with the Loan Document Obligations, for periodic amortization payments, so long as the weighted average life to maturity of any such Indebtedness shall be no shorter than the remaining weighted average life to maturity of any then outstanding class of “term B” term loans) prior to the Extended Term Loan Maturity Date (or, in the case of any such Indebtedness that is secured on a junior lien basis or is unsecured, the date that is 91 days after the Extended Term Loan Maturity Date), (d) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans (except for covenants or other provisions (i) applicable only to periods after the Extended Term Loan Maturity Date in effect at the time such Alternative Incremental Facility Debt is incurred, (ii) that are on “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or (iii) that are also for the benefit of all other Lenders in respect of Loans and Commitments outstanding at the time such Alternative Incremental Facility Debt is incurred), as determined in good faith by the Borrower, (e) if such Indebtedness is secured, the security agreement relating to such Indebtedness shall not be materially more favorable (when taken as a whole) to the holders providing such Indebtedness than the existing Security Documents are to the Lenders (as determined in good faith by the Borrower), (f) if such Indebtedness is secured, the Additional Debt Representative with respect to such Indebtedness shall have become party to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable and (g) such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

“Alternative Incremental Facility Debt Basket” means the Backstop Credit Agreement Incremental Amount or, from and after the Existing Credit Agreement Amendment Effective Date, the Existing Credit Agreement Incremental Amount.

“Announcement” means one or more announcements made (or to be made) to shareholders of the Target in accordance with Rule 2.7 of the Takeover Code regarding the firm intention to enter into the Acquisition pursuant to a Scheme and/or an Offer (as applicable) (including any subsequent announcement and any amendment, replacement, revision, restatement, supplement or modification from time to time).

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977 and all other laws, rules, and regulations of any jurisdiction applicable to the Parent, the Borrower or the Subsidiaries from time to time concerning or relating to bribery, money laundering or corruption.

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“Applicable Rate” means, for any day, with respect to any Bridge Loan, (a) 2.00% per annum, in the case of an ABR Loan, and (b) 3.00% per annum, in the case of a Term SOFR Loan. If the Bridge Loans are not paid in full within the three-month period following the Closing Date, the Applicable Rate will increase by 0.50% per annum at the end of such three-month period and shall increase by an additional 0.50% per annum at the end of each three-month period thereafter until the Bridge Loan Maturity Date but not in excess of the Total Cap.

“Applicable Total Net Leverage Ratio” means, for any date, the Total Net Leverage Ratio applicable with respect to the period of four consecutive fiscal quarters most recently ended on or prior to such date under the financial maintenance covenant applicable pursuant to Section 6.10 of the Backstop Credit Agreement as in effect from time to time or, from and after the Existing Credit Agreement Amendment Effective Date, pursuant to Section 6.10 of the Existing Credit Agreement as in effect from time to time (and with Total Indebtedness calculated in accordance with the provisions of the Backstop Credit Agreement or the Existing Credit Agreement, as the case may be, as it relates to the exclusion of escrowed funds in the calculation thereof prior to the Closing Date).

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Arranger Fee Letter” means the Arranger Fee Letter dated January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Arranger” means JPMorgan Chase Bank, N.A., in its capacity as the lead arranger and bookrunner for the credit facilities provided for herein.

“Asset Disposition” has the meaning assigned to such term in the definition of “Prepayment Event”.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit B or any other form approved by the Administrative Agent.

“Available Amount” means, at any time, (a) the sum of (i) the Starter Available Amount, plus (ii) 50% of Consolidated Net Income of the Parent and the Restricted Subsidiaries for the period (taken as one period) beginning on January 1, 2013, to the end of the Parent’s most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, plus (iii) the Net Cash Proceeds from any sale or issuance of Equity Interests (other than Disqualified Equity Interests) of the Parent to the extent such Net Cash Proceeds are received by the Parent and any issuance of Indebtedness after the Effective Date that has been converted into or exchanged for Equity Interests (other than Disqualified Equity Interests) prior to the applicable date of determination, plus (iv) [reserved], plus (v) to the extent not otherwise included in Consolidated Net Income, the aggregate amount of cash returns to the Parent or any Restricted Subsidiary in respect of investments made pursuant to Section 6.04(o) in reliance on the Available Amount, plus (vi) the aggregate amount of prepayments declined by the Lenders pursuant to Section 2.11(f) that are not required to be applied to the prepayment of other Indebtedness pursuant to the terms thereof, plus (vii) an amount equal to the aggregate amount received by the Borrower or any Restricted Subsidiary in cash (and the fair market value (as determined in good faith by the Borrower) of property other than cash received by the Borrower or any Restricted Subsidiary after the Effective Date from (A) the sale (other than to the Parent or any Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or (B) any dividend or other distribution by an Unrestricted Subsidiary), minus (b) the sum at such time of (i) Investments previously or concurrently made under Section 6.04(o) in reliance on the Available Amount, plus (ii) Restricted Payments previously or concurrently made under Section 6.07(a)(vii) in reliance on the Available Amount, plus (iii) repayments, repurchases, redemptions, retirements or other acquisitions for value of Junior Debt previously or concurrently made under Section 6.07(b)(iii) in reliance on the Available Amount; provided, however, that if the “Available Amount” at such time shall be less than zero, then the “Available Amount” at such time shall be deemed to be zero for all purposes of this Agreement.

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“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(e).

“Backstop Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the Backstop Credit Agreement.

“Backstop Credit Agreement” means the Credit Agreement dated as of January 29, 2025, among the Borrower, the Parent, the lenders from time to time party thereto, and the Backstop Administrative Agent.

“Backstop Credit Agreement Incremental Amount” means an amount equal to the aggregate principal amount of Indebtedness permitted to be incurred pursuant to Section 2.23 of the Backstop Credit Agreement (as such provision is in effect on the date hereof).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

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“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Bankruptcy Event” means, with respect to any Lender or Lender Parent, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

“Benchmark” means, initially, with respect to any RFR Loan or Term Benchmark Loan, the Relevant Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1) the Adjusted Daily Simple RFR;

(2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in Dollars at such time in the United States and (b) the related Benchmark Replacement Adjustment;

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

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“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

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For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

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For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means American Axle & Manufacturing, Inc., a Delaware corporation.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Bridge Loan” means a Loan made pursuant to Section 2.01.

“Bridge Loan Maturity Date” means the first anniversary of the Closing Date.

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“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that the term “Business Day” shall also exclude, when used (a) in relation to Term SOFR Loans, any day that is not a U.S. Government Securities Business Day and (b) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, any such day that is not an RFR Business Day.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) that would constitute (a) the additions to property, plant and equipment and other capital expenditures of the Parent, the Borrower and the Restricted Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of the Parent for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Parent, the Borrower and the Restricted Subsidiaries during such period, but excluding in each case any such expenditure (i) made by the Parent, the Borrower or any Restricted Subsidiary to effect leasehold improvements to any property leased by the Parent, the Borrower or such Restricted Subsidiary as lessee, to the extent that such expenses have been reimbursed by the landlord, (ii) in the form of a substantially contemporaneous exchange of similar property, plant, equipment or other capital assets, except to the extent of cash or other consideration (other than the assets so exchanged), if any, paid or payable by the Parent, the Borrower or any Restricted Subsidiary and (iii) made with the Net Cash Proceeds from the issuance of Equity Interests (other than Disqualified Equity Interests) in an amount equal the Net Cash Proceeds so applied.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital or finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Interest Expense Coverage Ratio” means, for any period of four consecutive fiscal quarters, the ratio of Consolidated EBITDA of the Parent for such period to Consolidated Cash Interest Expense of the Parent for such period.

“Certain Funds Period” means the period commencing on the Effective Date and ending on the earlier of:

(a)  the 10th Business Day following the date of this Agreement, if an Announcement has not been made prior to such day;

(b)  if the Acquisition is to be implemented by means of a Scheme:

(i)  the date on which either the Scheme lapses or it is withdrawn with the consent of the Takeover Panel or by order of the Court, unless (A) within five Business Days of that date the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of an Offer and (B) within 10 Business Days of that date, the Parent makes an Election to implement the Acquisition by way of an Offer and issues an Election Announcement;

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(ii)  if an application for the issuance of the Scheme Court Order is made to the Court but the Court (in its final judgment) refuses to grant the Scheme Court Order, unless (A) within five Business Days of the date of that refusal the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of an Offer and (B) within 10 Business Days of the date of that refusal, the Parent makes an Election to implement the Acquisition by way of an Offer and issues an Election Announcement;

(iii)  11:59 p.m., London time, on the day falling 15 days after the Scheme Effective Date; or

(iv)  save if the Scheme Effective Date occurs on or has occurred prior to the Longstop Date (in which case (b)(iii) shall apply), the Longstop Date;

(c)  if the Acquisition is to be implemented by means of an Offer:

(i)  the date on which any Offer Cancellation Event occurs, unless (A) within five Business Days of that date, the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of a Scheme and (B) within 10 Business Days of that date, the Parent makes an election to implement the Acquisition by way of a Scheme and issues an Election Announcement;

(ii)  if the Unconditional Date occurs, the date which is 15 days after the date on which the Offer has closed for further acceptances or, if the Parent has become entitled to give Squeeze-Out Notices, the date falling 8 weeks after the date on which the Parent became so entitled (or such longer period as is necessary to complete the Squeeze-Out Procedure); or

(iii)  save if the Unconditional Date occurs on or has occurred prior to the Longstop Date (in which case (c)(ii) shall apply), the Longstop Date; or

(d)  the date on which all of the consideration payable under the Acquisition in respect of the Target Shares or proposal made or to be made under Rule 15 of the Takeover Code in connection with the Acquisition has, in each case, been paid in full including in respect of any Target Shares to be acquired pursuant to a Squeeze-Out Procedure,

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provided that, neither (1) a switch from a Scheme to an Offer or from an Offer to a Scheme, (2) any launch of a new Offer or replacement Scheme (as the case may be), nor (3) any amendments to the terms or conditions of a Scheme or an Offer, shall constitute a lapse, termination or withdrawal for the purposes of this definition, subject to in the case of any switch from a Scheme to an Offer or from an Offer to a Scheme or any launch of a new Offer or replacement Scheme (as the case may be), the Parent having notified the Administrative Agent within 5 Business Days of the date of a lapse, termination or withdrawal of the Scheme or Offer (as the case may be), that it intends to launch an Offer (or new Offer, as the case may be) or a Scheme (or a replacement Scheme, as the case may be) and the announcement for the Offer (or new Offer, as the case may be) or Scheme (or a replacement Scheme, as the case may be) being released within 10 Business Days and delivered to the Administrative Agent after that date and being made in compliance with Section 5.15 (Acquisition Undertakings).

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent; (b)  the failure of the Parent to own, directly or indirectly, all of the outstanding Equity Interests of the Borrower; (c) at any time that any Senior Notes are outstanding, the occurrence of a Change of Control, as defined in the Senior Notes Indenture; or (d) at any time that any Exchange Notes are outstanding, the occurrence of a Change of Control, as defined in the Exchange Notes Indenture.

“Change in Law” means the occurrence, after the Effective Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives promulgated thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means the first date on which Loans are made hereunder.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

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“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for any of the Secured Obligations.

“Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the Security Documents.

“Collateral Agreement” means the Collateral Agreement dated as of the Effective Date, among the Borrower, the Parent, the Subsidiary Loan Parties and the Collateral Agent, substantially in the form of Exhibit C.

“Collateral Attachment Date” means the earlier of (i) the Closing Date and (ii) the date on which the granting of the security interests in the Collateral pursuant to the Security Documents is permitted under the Existing Credit Agreement.

“Collateral Release Period” means any period during which the Liens on the Collateral granted pursuant to the Security Documents have been released (or are required to have been released) pursuant to Section 9.17 and are not required to be reinstated pursuant to such Section, determined as provided in such Section.

“Collateral Release Ratings Requirement” means the requirement that the Borrower has a Corporate Rating of at least BBB- (with a stable outlook) or better from S&P and Baa3 (with a stable outlook) or better from Moody’s.

“Collateral Requirement” means, at any time other than during a Collateral Release Period, subject to the Pari Passu Intercreditor Agreement, the requirement that:

(a) the Collateral Agent shall have received from each Loan Party either (i) a counterpart of each of the Guarantee Agreement, the Collateral Agreement and each Intercreditor Agreement duly executed and delivered on behalf of such Loan Party or (ii) a supplement to each of the Guarantee Agreement, the Collateral Agreement and the Intercreditor Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

(b) all Equity Interests of each Restricted Subsidiary directly owned by or on behalf of such Loan Party shall have been pledged pursuant to the Collateral Agreement (except that the Loan Parties shall not be required to pledge (i) more than 66% of the outstanding voting Equity Interests of any Foreign Subsidiary or (ii) Equity Interests of any NWO Subsidiary to the extent that such pledge requires the consent of any other holder of Equity Interests in such NWO Subsidiary and such consent has not been obtained) and, to the extent required by the Collateral Agreement, the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided that, if any outstanding non-voting Equity Interests of a Foreign Subsidiary are, by their terms, able to be assigned or transferred (or required to be owned) only together with outstanding voting Equity Interests of such Foreign Subsidiary, then such non-voting Equity Interests shall be required to be pledged but only to the extent such voting Equity Interests are required to be pledged after taking into account clause (i) of this paragraph (b);

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(c) all Indebtedness of the Parent and each Restricted Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the Collateral Agent shall have received all such promissory notes (together with any promissory note evidencing Indebtedness of any other Person owing to a Loan Party in a principal amount exceeding $60,000,000), together with undated instruments of transfer with respect thereto endorsed in blank; provided that any such Indebtedness of a Foreign Subsidiary owing to a Loan Party shall not be required to be evidenced by a promissory note if, and for so long as, under the laws of the jurisdiction where such Foreign Subsidiary is organized, promissory notes are not recognized as an instrument for evidencing Indebtedness (it being understood that (i) any such Indebtedness shall, in any event, constitute Collateral and (ii) if any promissory note or other instrument is created to evidence such Indebtedness, it shall be delivered to the Collateral Agent);

(d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Loan Documents, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

(e) the Collateral Agent shall have received, or shall have confirmation that the title company recording the mortgages has received, (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) with respect to each Material Property, a policy or policies of title insurance issued by a nationally recognized title insurance company, in an amount reasonably acceptable to the Collateral Agent, insuring the Lien of the Mortgage with respect to such Material Property as a valid and enforceable first Lien on such Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Required Lenders may reasonably request, (iii) a completed standard “life of loan” flood hazard determination form with respect to each Mortgaged Property, (iv) if any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as a Special Flood Hazard Area with respect to which flood insurance has been made available under any of the Flood Insurance Laws to have special flood hazards, evidence of such flood insurance as may be required under applicable Flood Insurance Laws, or as otherwise reasonably required by the Collateral Agent and (v) with respect to each Material Property, such land surveys, legal opinions of local counsel in the jurisdiction where such Material Property is located and other documents as the Collateral Agent may reasonably request with respect to any such Mortgage or Material Property; and

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(f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder, including those required by the Collateral Agreement.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, the following assets of the Loan Parties, collectively, the “Excluded Assets”: (i) assets if, and for so long as the Administrative Agent, in consultation with the Parent and the Borrower, determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom, (ii) with respect to real property, (x) all leasehold interests (including requirements to deliver landlord lien waivers, estoppels and collateral access letters), (y) all fee-owned real property located outside the United States and (z) with respect to all other fee-owned property, (A) to the extent owned as of the Effective Date, all such real property that is not specified on Schedule 3.12 and (B) to the extent acquired after the Effective Date, all such real property that does not constitute Material Property as of the date such real property was acquired, (iii) all motor vehicles and other assets subject to certificates of title, letter of credit rights having a fair market value of less than $40,000,000 (except to the extent a security interest therein can be perfected by filing a UCC financing statement) and any commercial tort claims involving a claim for less than $40,000,000, (iv) any asset to the extent a grant of a security interest therein is prohibited or restricted by applicable law or would require the consent of any Governmental Authority pursuant to applicable law or third party, unless such consent has been obtained, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition or restriction), (v) margin stock, (vi) all leases, contracts, agreements, licenses, franchises and permits to the extent the grant of a security interest therein shall constitute or result in (x) the unenforceability of any right of the relevant Subsidiary granting such security interest or (y) a breach or termination pursuant to the terms of, or a default under, any such lease, contract, agreement, license, franchise or permit, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law or principles of equity (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition or restriction); provided, however, that such security interest shall attach immediately at such time as the condition causing such unenforceability or breach, termination or default, as the case may be, shall be remedied or otherwise cease to exist and, to the extent severable, shall attach immediately to any portion of such lease, contract, agreement, license or franchise that does not result in any of the consequences specified in clauses (x) or (y) including, without limitation, any proceeds of such lease, contract, agreement, license, franchise or permit, (vii) equipment and assets that are subject to a lien securing a purchase money obligation or Capital Lease Obligation permitted to be incurred under the Loan Documents, if the underlying contract or other agreement prohibits or restricts the creation of any other lien on such equipment (including any requirement to obtain the consent of a third party) or the granting of a lien on such assets would trigger the termination (or a right of termination) of any such purchase money or capital lease agreement pursuant to any “change of control” or similar provision or the ability for any third party to amend any rights, benefits and/or obligations of the Loan Parties in respect of those assets or which require any Loan Party or any subsidiary of any Loan Party to take any action materially adverse to the interests of that subsidiary or any Loan Party, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law or principles of equity (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition); provided, however, that such security interest shall attach immediately at such time as such prohibition shall cease to exist and, to the extent possible, shall attach immediately to any portion of such equipment or assets that does not result in any of the consequences specified in this clause (vii) including, without limitation, any proceeds of such equipment or assets, (viii) assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) and (ix) all foreign intellectual property and any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable United States federal law. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets (including extensions beyond the Closing Date, or in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. In addition, notwithstanding the foregoing, the Loan Parties shall not be required to enter into control agreements with respect to (x) any payroll, collections or zero balance accounts (ZBAs) or (y) any other account of a Loan Party that has a balance of less than $25,000,000; provided that the aggregate balance of all accounts excluded pursuant to this clause (y) shall not exceed $100,000,000.

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It is understood that the requirements of this definition shall not be construed (a) to require any Restricted Subsidiary that is not a Loan Party (including any Foreign Subsidiary) to grant any Lien on or otherwise pledge its assets to secure any of the Secured Obligations and (b) without limiting any requirement under this Agreement with respect to the execution and delivery of any Security Document on or after the Effective Date, no Loan Party shall be required to grant any Lien or otherwise pledge its assets to secure the Secured Obligations prior to the Collateral Attachment Date.

“Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Bridge Loans hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of the Bridge Loans to be made by such Lender, as such commitment may be (i) reduced from time to time pursuant to Section 2.08 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule I or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments on the Effective Date is $843,000,000.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document or the transactions contemplated herein or therein that is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to Section 9.01, including through the Platform.

“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum, without duplication, of (i) the interest expense of the Parent and its consolidated Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest or other financing costs becoming payable during such period in respect of Indebtedness of the Parent or its consolidated Restricted Subsidiaries to the extent such interest or other financing costs shall have been capitalized (excluding any make-whole premiums paid in connection with the early redemption of the Senior Notes, early redemption and extinguishment of debt in connection with the Existing Indebtedness Refinancing and Transaction Costs) rather than included in consolidated interest expense for such period in accordance with GAAP and (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization or write-off of capitalized interest or other financing costs (including as a result of the effects of acquisition method accounting or pushdown accounting) paid in a previous period, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, (iii) to the extent included in such consolidated interest expense for such period, non-cash interest relating to the issuance of warrants or other equity-like instruments for such period, (iv) any payments with respect to make-whole premiums or other breakage costs of any Indebtedness, including any Indebtedness issued in connection with the Transactions, (v) accretion or accrual of discounted liabilities not constituting Indebtedness, (vi) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting and (vii) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential), with respect thereto and with respect to the Transactions, any acquisition or investment permitted hereunder, all as calculated on a consolidated basis. Consolidated Cash Interest Expense for each of the first four four-fiscal quarter periods ending after the Closing Date shall be deemed to be Consolidated Cash Interest Expense for the period from the Closing Date to and including the last day of the applicable four-fiscal quarter period, multiplied by a fraction equal to (x) 365 divided by (y) the number of days actually elapsed from the Closing Date to the last day of such four-fiscal quarter period.

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“Consolidated EBITDA” means, of any Person for any period, Consolidated Net Income of such Person for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income (except with respect to clause (vii) below), the sum of (i) provision for Taxes based on income, profits or capital (including pursuant to any tax sharing arrangements), including, without limitation, federal, state, local, provincial, foreign, excise, franchise, property and similar taxes, border taxes and foreign withholding taxes and foreign unreimbursed value added Taxes (including, in each case, penalties and interest related to such Taxes or arising from tax examinations) of such Person paid or accrued during such period, (ii) gross interest expense for such period (including interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of Receivables, amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees, commitment fees, underwriting fees, arrangement fees, fees or premiums or other amounts paid in connection with the issuance or repayment or termination of Indebtedness)), (iii) (A) all depreciation and amortization expense (including amortization of goodwill, software and other intangible assets) and (B) all asset write-offs and/or write-downs (other than write-offs or write-downs in respect of inventory and receivables), in each case for such period, (iv) any special charges and any extraordinary or nonrecurring losses for such period, (v) other non-cash items reducing such Consolidated Net Income for such period, (vi) the aggregate of any costs and expenses (including fees) paid in connection with the Transactions or in connection with any amendment or other modification to this Agreement, any other Loan Document or any other Indebtedness, in each case, whether or not successful, (vii) pro forma “run rate” cost savings, operating expense reductions and other synergies related to any asset sale, merger or other business combination, acquisition, investment, disposition or divestiture, operating improvement and expense reductions, restructurings, synergy or cost saving initiative, any similar initiative and/or specified transaction taken or to be taken by the Parent or any of the Restricted Subsidiaries (any such action, a “Synergy or Cost Saving Initiative”), in each case that are reasonably identifiable and factually supportable and have been realized or are reasonably anticipated by the Parent in good faith to be realized within 24 months following the date of the change, acquisition or disposition that is expected to result in such cost savings, expense reductions, operating improvements or other synergies (without duplication of any actual benefits realized prior to or during the applicable period from such Synergy or Cost Savings Initiatives); provided that for any period of four consecutive fiscal quarters of the Parent, the aggregate amount added back to Consolidated EBITDA pursuant to this clause (vii) shall not exceed 25% of Consolidated EBITDA for such period (determined prior to giving effect to such addbacks), (viii) to the extent not already included in Consolidated Net Income of such Person, any charge or deduction for such period that is associated with any Restricted Subsidiary and attributable to any non-controlling interest and/or minority interest of any third party, (ix) any earn-out and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) incurred in connection with any acquisition and/or other investment which is paid or accrued during such period and in connection with any similar acquisition or other investment completed and, in each case, adjustments thereof, (x) restructuring, integration and business optimization costs and expenses incurred during such period, including any severance costs, costs associated with office or plant openings or closings and consolidation, systems integration and optimization, relocation or integration costs, fees of restructuring or business optimization consultants and other business optimization or restructuring charges and expenses, (xi) proceeds of business interruption insurance for such period, (xii) costs, charges, accruals, reserves or expenses attributable to the undertaking or implementation and opening, pre-opening, closure, relocation and or consolidation of facilities and plants, unused warehouse space costs and costs related to entry into new markets, (xiii) any net loss from disposed or discontinued operations during such period (excluding held for sale discontinued operations until actually disposed of), (xiv) any losses attributable to the early extinguishment or conversion of Indebtedness or Swap Agreements during such period and (xv) at the option of the Parent, (A) the excess of GAAP rent expense over actual cash rent paid, including the benefit of lease incentives (in the case of a charge) during such period due to the use of straight line rent or the application of fair value adjustments made as a result of recapitalization or purchase accounting, in each case for GAAP purposes and (B) to the extent not already included in Consolidated Net Income of such person, the cash portion of sublease rentals received by such Person; provided that, in each case, if any such non-cash charge represents an accrual or reserve for potential cash items in any future period, such Person may determine not to add back such non-cash charge in the current period, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) interest income for such period, (ii) extraordinary or nonrecurring gains for such period, (iii) other non-cash items increasing such Consolidated Net Income for such period, (iv) any net gain from disposed or discontinued operations during such period (excluding held for sale discontinued operations until actually disposed of) and (v) any gains attributable to the early extinguishment or conversion of Indebtedness or Swap Agreements during such period, all determined on a consolidated basis in accordance with GAAP. Unless the context otherwise requires, references to Consolidated EBITDA shall be construed to mean Consolidated EBITDA of the Parent.

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“Consolidated Net Income” means, of any Person for any period, the net income or loss of such Person for such period determined on a consolidated basis in accordance with GAAP. Unless the context otherwise requires, references to Consolidated Net Income shall be construed to mean Consolidated Net Income of the Parent and the Restricted Subsidiaries. For the avoidance of doubt, the net income or loss attributable to any Unrestricted Subsidiary shall be excluded from Consolidated Net Income; provided that the net income of any Unrestricted Subsidiary shall be included, without duplication, in the calculation of Consolidated Net Income for such period in an amount equal to amount of any cash dividends or distributions paid by any Unrestricted Subsidiary to the Parent or a Restricted Subsidiary during such period.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

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“Cooperation Agreement” means that certain Co-operation Agreement dated on or about the Effective Date between the Parent and the Target.

“Copyright” has the meaning specified in the Collateral Agreement.

“Corporate Rating” means (a) in the case of Moody’s, the “Corporate Family Rating” for the Parent or (b) in the case of S&P, a “Long-term Issuer” rating assigned under the “Corporate Credit Rating Service” for the Parent.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Court” means the High Court of Justice of England and Wales.

“Court Meeting” means the meeting or meetings of Target Shareholders (including any adjournment thereof) convened or to be convened at the direction of the Court for the purposes of considering and, if thought fit, approving the Scheme.

“Covered Entity” means any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.20.

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“Credit Agreement Refinancing Indebtedness” means (a) Permitted Pari Passu Refinancing Debt, (b) Permitted Junior Lien Refinancing Debt, or (c) Permitted Unsecured Refinancing Debt, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Loans, or any existing Credit Agreement Refinancing Indebtedness (such Loans or Credit Agreement Refinancing Indebtedness, as applicable, the “Refinanced Debt”); provided that (i) such Indebtedness has a maturity no earlier, and a weighted average life to maturity equal to or greater, than the maturity date or the remaining weighted average life to maturity, as applicable, of the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than the principal amount of the applicable Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and out-of-pocket expenses associated with the refinancing, (iii) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale, event of loss, or a change in control), (iv) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing, premiums, fees, discounts, rate floors and optional prepayment or redemption terms) are substantially similar to, or (taken as a whole) are no more favorable (as reasonably determined by the Borrower) to the lenders or holders providing such Indebtedness than, those applicable to the Refinanced Debt being refinanced (except for such more favorable covenants or other provisions that are (A) applicable only to periods after the Extended Term Loan Maturity Date at the time of incurrence of such Indebtedness or (B) added for the benefit of any existing Loans and Commitments at the time of such refinancing) (provided that a certificate of a Financial Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (iv) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)), and (v) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, and all commitments thereunder shall be terminated, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.

“Credit Party” means the Administrative Agent and each other Lender.

“Daily Simple RFR” means, for any day, an interest rate per annum equal to Daily Simple SOFR for such day.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Debt Incurrence Prepayment Event” means the incurrence by the Parent or any Restricted Subsidiary of any Indebtedness (including any Demand Notes or Permanent Acquisition Financing Indebtedness), but excluding (a) (i) borrowings under the revolving credit facility under the Backstop Credit Agreement or the Existing Credit Agreement, as the case may be, and (ii) other borrowings under the Backstop Credit Agreement, the Existing Credit Agreement or the Second Lien Bridge Credit Agreement, as the case may be, to fund the consummation of the Transactions, (b) intercompany indebtedness among the Parent and any Restricted Subsidiary or among Restricted Subsidiaries, (c) Indebtedness in respect of letter of credit facilities, local working capital facilities, purchase money indebtedness and equipment financings, in each case, incurred in the ordinary course of business, (d) Capital Lease Obligations incurred in the ordinary course of business, (e) unsecured Indebtedness incurred to refinance the Senior Notes of the Borrower due 2027 or the Senior Notes of the Borrower due 2028, (f) solely to the extent that the Net Cash Proceeds thereof are applied to prepay Second Lien Bridge Loans, Junior Lien Acquisition Indebtedness and Unsecured Acquisition Indebtedness (it being understood that any such Indebtedness incurred following the repayment in full of the Second Lien Bridge Loans shall not be excluded pursuant to this clause (f)), (g) Indebtedness described in clause (c) of the definition of Prepayment Event (which shall be subject to Section 2.11(d)), and (h) other Indebtedness of the Parent and the Restricted Subsidiaries in an aggregate principal amount not to exceed $50,000,000.

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“Debtor Relief Laws” means, collectively, the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws in the United States or in any other applicable jurisdiction from time to time in effect.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, or (ii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Parent, the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party or the Borrower made in good faith to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans, provided that, in this clause (c), such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s or the Borrower’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action or (e) has a Lender Parent that has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of the foregoing clauses shall be conclusive and binding absent manifest error.

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“Demand Failure Event” has the meaning assigned to such term in the Arranger Fee Letter.

“Demand Notes” means any debt securities of the Borrower issued pursuant to a Securities Demand under (and as defined in) the Arranger Fee Letter in respect of the Commitments or Loans hereunder.

“Designated Indebtedness” means Indebtedness (other than the Loans) of any one or more of the Parent and its Restricted Subsidiaries in an aggregate principal amount exceeding $200,000,000.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-cash consideration received by the Parent or a Restricted Subsidiary in connection with a disposition pursuant to Section 6.09 that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the amount of cash or Permitted Investments received by the Parent or a Restricted Subsidiary in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to cash or Permitted Investments).

“Direct Foreign Subsidiary” means any Foreign Subsidiary the Equity Interests in which are owned directly by a Loan Party.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.05.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a) matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;

(b) is convertible or exchangeable at the option of the holder thereof for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or

(c) is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof;

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in each case, on or prior to the Extended Term Loan Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Effective Date, the Effective Date); provided, however, that an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase or otherwise retire such Equity Interest upon the occurrence of an “asset sale” or a “change of control” shall not constitute a Disqualified Equity Interest.

“Disqualified Institution” means, on any date, (a) any Person designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date hereof, (b) any other Person that is a competitor of the Parent or any Restricted Subsidiary, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders (including by posting such notice to the Platform) not less than three Business Days prior to such date and (c) those Persons that are clearly identifiable as an Affiliate of any Person described in clause (a) or (b) above on the basis of such Affiliate’s name (in the case of clause (b), other than any bona fide debt fund affiliate); provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time.

“Dollars” or “$” refers to lawful money of the United States of America.

“DQ List” has the meaning assigned to such term in Section 9.04(g)(iv).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means (a) any of the member states of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions precedent specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Election” means an election by the Parent to acquire the Target by way of an Offer or a Scheme, as applicable.

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“Election Announcement” means an announcement issued by the Parent pursuant to Rule 2.7 of the Takeover Code announcing the terms of the Acquisition following an Election.

“Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person (and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Lender or, except as set forth in Section 9.04(f), the Parent, the Borrower, any Subsidiary or any other Affiliate of the Parent.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the protection of the environment, preservation or reclamation of natural resources or the management, release or threatened release of any Hazardous Material.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement, order (including consent order), decree or judgment pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“Equity Issuance” means any issuance by the Parent of any Equity Interests in the Parent, other than (a) any issuance pursuant to employee stock plans or other benefit or employee incentive arrangements, (b) any issuance pursuant to the exercise of outstanding options or warrants and (c) Equity Interests issued or transferred directly (and not constituting cash proceeds of any issuance of such Equity Interests) as consideration in connection with any acquisition by the Parent or its Restricted Subsidiaries, including the Acquisition.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

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“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA), applicable to such Plan, whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code) and the Parent or ERISA Affiliate, as applicable, fails to make required contributions for a plan year with respect to such Plan by the annual due date for such contribution as determined under Section 303(j) of ERISA, (e) the incurrence by the Parent or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by the Parent or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by the Parent or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the withdrawal or partial withdrawal of the Parent or any ERISA Affiliate from any Plan or Multiemployer Plan, (h) the receipt by the Parent or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Parent or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA or Section 432 of the Code, (i) the occurrence of a “prohibited transaction” with respect to which the Parent or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or with respect to which the Parent or any such Subsidiary could otherwise be liable or (j) any Foreign Benefit Event.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article VII.

“Exchange” has the meaning assigned to such term in Section 2.05(a)(i).

“Exchange Notes” means the Exchange Notes to be issued under the Exchange Notes Indenture in accordance with the provisions of this Agreement and the Exchange Notes Indenture.

“Exchange Notes Documents” means the Exchange Notes, the Exchange Notes Indenture and any documents, supplements, instruments and agreements delivered in connection therewith.

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“Exchange Notes Indenture” means an indenture reflecting terms consistent with the terms set forth in Exhibit H (as may be modified in accordance with the Securities Flex Provision (as defined in the Arranger Fee Letter) relating to the Exchange Notes contained in the Fee Letter), and otherwise substantially similar to the Precedent (with such modifications as are necessary or appropriate to reflect the terms described in Section 2.05), as such indenture may be amended and supplemented from time to time in accordance with the terms hereof and thereof.

“Excluded Amounts” has the meaning assigned to such term in Section 2.11.

“Excluded Assets” has the meaning assigned to such term in the definition of Collateral Requirement.

“Excluded Guarantee” means any Guarantee by any Loan Party of (a) any Indebtedness of a Foreign Subsidiary, to the extent such Guarantee relates to (i) Indebtedness that was outstanding on the Effective Date, or was incurred under (and within the limits of the amount of) a line of credit in a specified amount that was in effect on the Effective Date, (ii) any renewal or replacement after the Effective Date of Indebtedness that, as of the Effective Date, is permitted by clause (i) above (without increasing the amount permitted) or (iii) Indebtedness incurred pursuant to Section 6.01(a)(vii) at the time such Foreign Subsidiary incurs such Indebtedness, such Guarantee could have been incurred by such Loan Party under Section 6.01(a)(xv) and such Loan Party does not provide any Lien in support of such Guarantee, and (b) obligations under leases and similar obligations incurred in the ordinary course of business that do not constitute Indebtedness.

“Excluded Sources” means (a) proceeds of any incurrence or issuance of Long-Term Indebtedness (other than working capital facilities) or Capital Lease Obligations and (b) proceeds of any issuance or sale of Equity Interests in the Parent or any Restricted Subsidiary (other than issuances or sales of Equity Interests to the Parent, the Borrower or any Restricted Subsidiary).

“Excluded Subsidiary” means, at any time, (a) any Restricted Subsidiary that is an NWO Subsidiary (for so long as such Restricted Subsidiary is an NWO Subsidiary), (b) any Immaterial Subsidiary, (c) any Restricted Subsidiary that (i) is prohibited by (A) any law or (B) any contractual obligation from providing a Guarantee (provided that in the case of the foregoing clause (B), such contractual obligation exists on the Effective Date or at the time such Restricted Subsidiary becomes a Subsidiary, shall not have been entered into in contemplation of such Restricted Subsidiary becoming a Subsidiary and a Guarantee is provided promptly after the prohibition in such contractual obligation ceases to exist), except to the extent such prohibition is rendered ineffective pursuant to applicable law or (ii) would require a consent, approval, license or authorization (including any regulatory consent, approval, license or authorization) from a Governmental Authority to provide a Guarantee, unless such consent, approval, license or authorization has been obtained, (d) any not-for-profit subsidiary, (e) captive insurance subsidiaries, (f) any special purpose entity used for any permitted securitization or receivables facility or financing, (g) any Foreign Subsidiary and (h) any Unrestricted Subsidiary and any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the burden or cost of providing a Guarantee (including any materially adverse tax consequences) outweighs the benefits afforded thereby.

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“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income, franchise or similar Taxes imposed on (or measured by) its net income or, in the case of franchise or similar Taxes, gross receipts, by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or in which such Lender is otherwise doing business, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.20(b)), any withholding Tax that is imposed on amounts payable to such Foreign Lender pursuant to a law in effect on the date on which such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately before the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.17(a), (d) any U.S. Federal withholding Taxes imposed or withheld under FATCA, (e) any Taxes attributable to a failure by a Lender or the Administrative Agent to comply with Section 2.17(e) and (f) any withholding Taxes imposed as a result of a change in the circumstances of such Lender after becoming a Lender hereunder, other than a Change in Law.

“Existing Credit Agreement” means the Amended and Restated Credit Agreement dated as of March 11, 2022, as amended, among the Borrower, the Parent, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. For the avoidance of doubt, from and after the Existing Credit Agreement Amendment Effective Date, references to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended by the Existing Credit Agreement Amendment.

“Existing Credit Agreement Amendment” means an amendment to the Existing Credit Agreement that (i) permits the consummation of the Acquisition and the incurrence of the Bridge Loans, the Second Lien Bridge Loans and Permanent Acquisition Financing Indebtedness and (ii) establishes incremental term loan commitments in an aggregate amount of at least $843,000,000 and incremental revolving commitments in an aggregate amount of at least $425,000,000.

“Existing Credit Agreement Amendment Effective Date” means the date of effectiveness of the Existing Credit Agreement Amendment.

“Existing Credit Agreement Incremental Amount” means an amount equal to the aggregate principal amount of Indebtedness permitted to be incurred pursuant to Section 2.23 of the Existing Credit Agreement (as such provision is in effect on the Existing Credit Agreement Amendment Effective Date); provided that such amount shall in any event not exceed the Backstop Credit Agreement Incremental Amount.

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“Existing Indebtedness Refinancing” means (a) if the Existing Credit Agreement Amendment is not obtained, the repayment in full of all Indebtedness outstanding under the Existing Credit Agreement and the termination of all commitments, guarantees and security interests thereunder and in respect thereof, (b) the repayment in full of all Indebtedness outstanding under the Target Credit Agreement and the termination of all commitments, guarantees and security interests thereunder and in respect thereof and (c) the repurchase or redemption in full of the Target Notes and the termination of all guarantees and security interests in respect thereof.

“Extended Term Loan Maturity Date” means the seventh anniversary of the Closing Date.

“Extended Term Loans” means the term loans having the terms and conditions set forth herein to which the Bridge Loans shall have been converted pursuant to Section 2.04.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof.

“FCA” has the meaning assigned to such term in Section 1.05.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner the NYFRB shall set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided, however, that if such rate shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

“Fee Letters” means the Arranger Fee Letter and the Administrative Agent Fee Letter.

“Financial Officer” means, with respect to the Parent or the Borrower, the chief financial officer, principal accounting officer, treasurer or controller thereof, as applicable.

“First Lien Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“First Lien Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total First Lien Indebtedness as of such date, minus the (ii) lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

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“Fixed Amounts” has the meaning assigned to such term in Section 1.03(g).

“Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (e) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereinafter in effect or any successor statute and, in each case, any and all regulations or official rulings of interpretations thereof or thereunder or related thereto.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple RFR, as applicable. For the avoidance of doubt, the initial Floor for each of Adjusted Term SOFR Rate and the Adjusted Daily Simple RFR shall be zero.

“Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by the Parent or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, in each case except as would not reasonably be expected to result in a Material Adverse Effect or (e) the occurrence of any transaction that is prohibited under any applicable law and that would reasonably be expected to result in the incurrence of any liability by the Parent or any Subsidiary, or the imposition on the Parent or any Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case except as would not reasonably be expected to result in a Material Adverse Effect.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Pension Plan” means any benefit plan that under applicable law of any jurisdiction other than the United States is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority and that would constitute a defined benefit pension plan under U.S. law.

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“Foreign Subsidiary” means (a) any Restricted Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia and (b) any Restricted Subsidiary, organized under the laws of any jurisdiction, of a Restricted Subsidiary described in clause (a) above; provided that any Subsidiary of the Target organized in the United States of America or any State thereof or the District of Columbia shall not constitute a Foreign Subsidiary (including, for the avoidance of doubt, if such Subsidiary ceases to be a direct or indirect Subsidiary of the Target).

“GAAP” means generally accepted accounting principles in the United States of America.

“GM” means General Motors Company.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning assigned to such term in Section 9.04(e).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations entered into in connection with any acquisition or disposition of assets permitted under this Agreement.

“Guarantee Agreement” means the Guarantee Agreement dated as of the Effective Date, among the Parent, the Borrower, the other Guarantors and the Administrative Agent, substantially in the form of Exhibit A.

“Guarantors” means, as of any date, the Parent, the Borrower (except with respect to Loan Document Obligations) and each Subsidiary Loan Party that is a party to the Guarantee Agreement as a guarantor thereunder as of such date.

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“Hazardous Materials” means all explosive or radioactive substances or wastes, all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Immaterial Subsidiary” means, as of any date after the Effective Date, any Restricted Subsidiary (other than the Borrower, a Foreign Subsidiary, a NWO Subsidiary or a Receivables Subsidiary) that (a) accounts (together with its subsidiaries on a consolidated basis) for less than 5% of Total Assets of the Parent and (b) accounts (together with its subsidiaries on a consolidated basis) for less than 5% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available, in each case, determined in accordance with GAAP; provided that all such Restricted Subsidiaries, taken together, shall not account for greater than 7.5% of Total Assets of the Parent or greater than 7.5% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available; provided further that to the extent the limitation set forth in the foregoing proviso would be exceeded, the Borrower shall designate in writing to the Administrative Agent one or more Restricted Subsidiaries, which Restricted Subsidiaries shall be deemed to no longer be Immaterial Subsidiaries, such that the foregoing limitation is not exceeded.

“Incurrence Based Amounts” has the meaning assigned to such term in Section 1.03(g).

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“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (excluding current accounts payable incurred in the ordinary course of business), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business) and, in the case of any earn-out or similar contingent obligation, solely to the extent due and payable (and unpaid) as of any applicable date of determination, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) Receivables Financing Debt and (l) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; provided that, if the sole asset of such Person is its ownership interest in such other entity, the amount of such Indebtedness shall be deemed equal to the value of such ownership interest. For the avoidance of doubt, the Indebtedness of the Borrower or any other Restricted Subsidiary shall not include any obligations of the Borrower or such other Restricted Subsidiary arising in the ordinary course of business from the establishment, offering and maintenance by the Borrower or such other Restricted Subsidiary, as the case may be, of trade payables financing programs under which suppliers to the Borrower or such other Restricted Subsidiary, as the case may be, can request accelerated payment from one or more designated financial institutions; provided that (i) the Borrower or such other Restricted Subsidiary, as the case may be, reimburses the designated financial institution or institutions for such accelerated payment on the date specified in the purchase terms and conditions previously agreed upon by the applicable supplier and the Borrower or such other Restricted Subsidiary, as the case may be and (ii) had such financial institution or institutions not paid such obligations to the applicable supplier, such obligations would have been required to be classified as a trade payable in the consolidated financial statements of the Borrower or such other Restricted Subsidiary, as the case may be, prepared in accordance with GAAP. The amount of Indebtedness of any Person for purposes of clause (f) shall be deemed to be equal to the lesser of (A) the aggregate unpaid principal amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under this Agreement or any other Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Initial Obligor” means each of the Parent and the Borrower.

“Intellectual Property” has the meaning specified in the Collateral Agreement.

“Intercreditor Agreement” means each of the Pari Passu Intercreditor Agreement and the Junior Lien Intercreditor Agreement.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07.

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“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month), (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and (d) with respect to any Extended Term Loan, the last Business Day of each March, June, September and December.

“Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the date that is the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan); provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that is measured in months and that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request unless (and only during such time as) such tenor is subsequently made available after the date of such removal. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment” has the meaning set forth in Section 6.04.

“IRS” means the United States Internal Revenue Service.

“Junior Lien Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“Junior Lien Intercreditor Agreement” means the Junior Lien Intercreditor Agreement dated as of the Effective Date, among the Administrative Agent, the Backstop Administrative Agent, the Second Lien Bridge Administrative Agent, the Additional Debt Representatives from time to time party thereto, the Borrower and the other Loan Parties, substantially in the form of Exhibit G.

“Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary.

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“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. The term “Lien” shall not include any license, covenant not to sue or other similar permission to use intellectual property, in each case granted or given in the ordinary course of business.

“Lien Basket Amount” means, as of any date, an amount equal to 10% of “Consolidated Net Tangible Assets” (within the meaning of the Senior Notes Indenture) as of such date.

“Limited Condition Transaction” means (x) a Permitted Acquisition or other investment by the Parent or any Restricted Subsidiary permitted hereunder where the consummation of such Permitted Acquisition or other investment is not conditioned on the availability of, or on obtaining, third party financing, (y) the repayment, repurchase or refinancing of Indebtedness or Disqualified Equity Interests with respect to which a notice of prepayment (or similar notice), which may be conditional, has been delivered and (z) any Restricted Payment.

“Loan Document Obligations” has the meaning assigned to such term in the Guarantee Agreement.

“Loan Documents” means this Agreement, the Guarantee Agreement, the Security Documents, each Intercreditor Agreement and any other agreement or instrument that is designated by its terms as a Loan Document; provided that, during a Collateral Release Period, the “Loan Documents” shall not include the Security Documents.

“Loan Parties” means the Parent, the Borrower and the Subsidiary Loan Parties.

“Loans” means the Bridge Loans or the Extended Term Loans (once converted), as the context may require.

“Longstop Date” means July 29, 2026.

“Long-Term Indebtedness” means any Indebtedness (excluding Indebtedness permitted by Section 6.01(a)(i)) that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

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“Major Default” means, in each case with respect to the Initial Obligors only (and disregarding (a) any member of the Target Group, (b) any procuring obligations on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) any reference or application to any Subsidiary that is not an Initial Obligor), any Event of Default under clauses (a), (b) (but only as a result of a failure to pay any interest on any Loan (other than any interest accruing prior to the Closing Date) or Ticking Fees (as defined in the Arranger Fee Letter) or any fees required to be paid under the Fee Letters (but in respect of any fees payable upon the occurrence of an Escrow Failure or a Demand Failure Event (each as defined in the Arranger Fee Letter) pursuant to Section 4 and Section 5 of the Arranger Fee Letter, respectively, only to the extent such fees are not paid on the Closing Date), (c) (but only insofar as it relates to a representation or warranty that is a Major Representation), (d), (e) (but, in the case of clauses (d) and (e), only insofar as it relates to a failure to observe or perform a Major Undertaking), (i), (j), (k), (n)(x) or (n)(y) (but, in the case of clauses (n)(x) and (n)(y), only if such event individually or cumulatively materially and adversely affects the interests of the Lenders under the Loan Documents).

“Major Representation” means, with respect to the Initial Obligors only (and disregarding (a) any member of the Target Group, (b) any procuring obligation on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) any reference or application to any Subsidiary that is not an Initial Obligor), a representation or warranty under any of Section 3.01 (but only with respect to the representation and warranty in the first sentence thereof as to due organization and valid existence of the Loan Parties), 3.02 and 3.03(a), 3.03(b) or 3.03(c) (provided that (i) references to “any indenture, agreement or other instrument” shall be deemed to be a reference to “the Backstop Credit Agreement or, if the Existing Credit Agreement Amendment Effective Date has occurred, the Existing Credit Agreement, the Second Lien Bridge Credit Agreement and the Senior Notes Indenture”, (ii) for the purposes of Sections 3.02 and 3.03, references to Transactions shall be deemed to be limited to transactions set out in paragraph (a) of the definition of Transaction, (iii) Section 3.03(a) shall be deemed to include the words “and in each such case such as would not reasonably be expected to result in a Material Adverse Effect” at the end thereof and (iv) Section 3.03(b) shall be deemed to include the words “, except, with respect to any law, regulation or order (but not any organizational documents of any Loan Party) as would not reasonably be expected to result in a Material Adverse Effect” at the end thereof).

“Major Undertaking” means, with respect to an Initial Obligor only (and disregarding (a) any member of the Target Group, (b) any procuring obligation on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) and reference or applicable to any Subsidiary that is not an Initial Obligor), an undertaking under any of Sections 5.15(b), 5.15(c), 6.01, 6.02, 6.03 (other than 6.03(b)), 6.04, 6.07 and 6.09.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial condition of the Parent and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its material obligations under the Loan Documents or (c) the validity and enforceability of any Loan Document, or the rights and remedies of the Lenders hereunder or under any other Loan Document, taken as a whole.

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“Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Parent and its Restricted Subsidiaries in an aggregate principal amount exceeding $200,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Parent or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the net termination value that the Parent or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Intellectual Property” shall mean any Intellectual Property owned by the Parent or any of its Restricted Subsidiaries that is material to the business of the Parent and the Restricted Subsidiaries, taken as a whole (as determined by the Borrower in good faith).

“Material Properties” means (a) those Mortgaged Properties designated on Schedule 3.12 as Material Properties and (b) each other Mortgaged Property with respect to which a Mortgage is granted pursuant to Section 5.11 after the Closing Date.

“Material Subsidiary” means, as of any date, any Restricted Subsidiary that is not an Immaterial Subsidiary.

“Maturity Date” means (a) in the case of any Bridge Loan that has not been converted into an Extended Term Loan on the Bridge Loan Maturity Date, the Bridge Loan Maturity Date and (b) otherwise, the Extended Term Loan Maturity Date.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other Security Document granting a Lien on any Mortgaged Property to secure any of the Secured Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Collateral Agent.

“Mortgaged Property” means, initially, each parcel of real property and the improvements thereto owned by a Loan Party and identified on Schedule 3.12 as a Mortgaged Property, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.11.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is, or within any of the preceding five plan years was, sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by the Parent or any ERISA Affiliate.

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“Net Cash Proceeds” means (i) with respect to any Asset Disposition, means the cash proceeds thereof net of (a) attorneys’ fees, accountants’ fees, commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such Asset Disposition, (b) taxes paid or payable as a result thereof, (c) any reserve for any purchase price adjustment or any indemnification payments (fixed and contingent) in connection with such Asset Disposition; provided that if any such reserve is later released, such amount shall be included in the calculation of Net Cash Proceeds, and (d) the principal amount of any Indebtedness (other than Indebtedness under the Loan Documents, any Alternative Incremental Facility Debt, any Credit Agreement Refinancing Indebtedness or any other Indebtedness secured by a Lien on the Collateral) that is secured by the assets subject to such Asset Disposition and any related premiums, fees, expenses and other amounts due thereunder and that are required to be repaid in connection therewith and (ii) with respect to any issuance or incurrence of Indebtedness or any issuance of Equity Interests, means the cash proceeds thereof, net of (a) attorneys’ fees, accountants’ fees, commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such issuance or incurrence and (b) taxes paid or payable as a result thereof.

“Net Working Capital” means, at any date, (a) the consolidated current assets of the Parent and the Restricted Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Parent and the Restricted Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“Non-Consenting Lender” means, in the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 9.02 and (iii) the Required Lenders have agreed to such consent, waiver or amendment, any Lender who does not agree to such consent, waiver or amendment.

“NWO Subsidiary” means any Restricted Subsidiary of the Parent with respect to which (except for directors’ qualifying shares) the Parent owns, directly or indirectly, Equity Interests representing less than 100% of the outstanding Equity Interests and less than 100% of the outstanding voting Equity Interests; provided that a Restricted Subsidiary shall not be a “NWO Subsidiary” if (a) such Restricted Subsidiary was a Subsidiary Loan Party before it met the foregoing criteria for becoming a “NWO Subsidiary”, unless such Restricted Subsidiary became a “NWO Subsidiary” pursuant to a transfer of all Equity Interests in such Restricted Subsidiary owned, directly or indirectly, by the Parent to a NWO Subsidiary, in accordance with this Agreement or (b) such Restricted Subsidiary is not prohibited from guaranteeing the Secured Obligations.

“NYFRB” means the Federal Reserve Bank of New York.

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“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, for the immediately preceding Business Day); provided, however, that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a Federal funds transaction quoted at 11:00 a.m., New York City time, on such day to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided further, however, that if any of the aforesaid rates shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Offer” means a takeover offer (as defined in Chapter 3 of Part 28 of the Act) to be made by the Parent to acquire the entire issued and to be issued share capital of the Target with a minimum acceptance threshold of more than 90% of all of the Target Shares not owned by it at the date of the offer (within the meaning of Section 975 of the Act) made or to be made in accordance with the Offer Transaction Documents.

“Offer Cancellation Event” means, if the Acquisition is implemented by means of an Offer, that (a) an Offer lapses, (b) an Offer is withdrawn with the consent of the Takeover Panel or (c) the Offer Document is not published within 28 days following the date of the Announcement (or such longer period as the Takeover Panel may agree).

“Offer Document” means the offer document (including any supplementary offer document) sent or to be sent by the Parent to the Target Shareholders (and any other Persons with information rights) in respect of the Offer, and otherwise made available to such Persons and in the manner required by Rule 24.1 of the Takeover Code.

“Offer Transaction Documents” means, if the Acquisition is implemented by means of an Offer, the Offer Document, if applicable, any document required to effect the Squeeze-Out Procedure and any other document sent by the Target to Target Shareholders in relation to the terms and conditions of an Offer.

“Offer Press Release” means, if the Acquisition is implemented by means of an Offer, the public announcement issued or to be issued by the Parent confirming that the Offer is wholly unconditional.

“Other Taxes” means any and all present or future stamp, documentary Taxes and any other excise, or property, intangible, recording, filing or similar Taxes which arise from any payment made under, from the execution, delivery, or registration of, or from the receipt or perfection of a security interest under, enforcement of, or otherwise with respect to, any Loan Document.

“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq.

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“Overnight Bank Funding Rate” means, for any date, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depositary institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Overnight Rate” means, for any day, the NYFRB Rate.

“Parent” means American Axle & Manufacturing Holdings, Inc., a Delaware corporation.

“Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor dated as of the Effective Date, among the Backstop Administrative Agent, the Administrative Agent, each Additional Debt Representative from time to time party thereto, the Borrower and the other Loan Parties, substantially in the form of Exhibit F.

“Participant” has the meaning set forth in Section 9.04.

“Participant Register” has the meaning set forth in Section 9.04.

“Payment” has the meaning set forth in Article VIII.

“Payment Notice” has the meaning set forth in Article VIII.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permanent Acquisition Financing Indebtedness” means Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or loans (“First Lien Acquisition Indebtedness”), junior secured notes or loans (“Junior Lien Acquisition Indebtedness”) or unsecured notes or loans (“Unsecured Acquisition Indebtedness”); provided that (a) if such Indebtedness is secured, such Indebtedness shall be secured by the Collateral on a pari passu or junior basis with the Loan Document Obligations and shall not be secured by any property or assets other than the Collateral, (b) the proceeds of such Indebtedness shall be used solely to fund the Transactions and, if any such proceeds are received by the Borrower prior to the Closing Date, such proceeds are subject to escrow arrangements reasonably satisfactory to the Administrative Agent, (c) the stated final maturity of such Indebtedness shall not be earlier than the Extended Term Loan Maturity Date, in the case of any First Lien Acquisition Indebtedness, or the date that is 91 days following the Extended Term Loan Maturity Date, in the case of any Junior Lien Acquisition Indebtedness or Unsecured Acquisition Indebtedness, (d) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale, event of loss, or a change in control, and except for a customary special mandatory redemption in the event that the Acquisition is not consummated) prior to the Extended Term Loan Maturity Date, in the case of any First Lien Acquisition Indebtedness, or the date that is 91 days following the Extended Term Loan Maturity Date, in the case of any Junior Lien Acquisition Indebtedness or Unsecured Acquisition Indebtedness, (e) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans, (f) if such Indebtedness is secured, the security agreement relating to such Indebtedness shall not be materially more favorable (when taken as a whole) to the holders providing such Indebtedness than the existing Security Documents are to the Lenders (as determined in good faith by the Borrower), (g) if such Indebtedness is secured, the Additional Debt Representative with respect to such Indebtedness shall have become party to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable, and (g) such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

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“Permitted Acquisition” means any acquisition by the Parent or any Restricted Subsidiary of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) the business of such acquired Person or division or line of business shall comply with the permitted businesses of the Parent and the Restricted Subsidiaries as provided in Section 6.03(b), (c) the portion of the fair market value of the consideration paid or delivered by any Loan Parties for such acquisition (excluding Equity Interests of the Parent) that is attributable to investments in Persons (whether or not Restricted Subsidiaries) that do not become Loan Parties as a result of such acquisition but in which the Borrower or any other Restricted Subsidiary shall own, directly or indirectly, any investment as a result of such acquisition (including the investment in the Person acquired, if it is not a Subsidiary Loan Party) are treated, at the time of such acquisition, as investments in such Person pursuant to Section 6.04 and are permitted to be made thereunder at such time (other than pursuant to the clause thereof that permits Permitted Acquisitions), and (d) (i) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent for which financial statements are available, does not exceed the Applicable Total Net Leverage Ratio as of such day and (ii) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, is not less than 3.00 to 1.00 (provided that if such acquisition is a Limited Condition Transaction, then the conditions precedent set forth in this clause (d) may be required, at the option of the Borrower, to be satisfied as of the date on which the binding agreement for such Limited Condition Transaction is entered into, rather than at the time of the consummation thereof).

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s construction, artisan’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04;

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(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations;

(d) deposits to secure or in connection with the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, letters of credit or bankers’ acceptances issued, completion guarantees, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (l) of Article VII;

(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Parent or any Restricted Subsidiary;

(g) Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with creditor depository institution;

(h) landlord’s or lessor’s Liens under leases of property to which the Parent or a Restricted Subsidiary is a party;

(i) purported Liens evidenced by the filing of Uniform Commercial Code financing statements (x) in respect of operating leases or consignment of goods or (y) that is precautionary in nature in connection with a transaction that is not prohibited hereunder;

(j) Liens arising by operation of law under Article 4 of the Uniform Commercial Code in connection with collection of items provided for therein or under Article 2 of the Uniform Commercial Code in favor of a reclaiming seller of goods or buyer of goods to the extent such Liens arise in connection with a transaction not prohibited hereunder;

(k) Liens attaching solely to (i) cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with any investment permitted hereunder and (ii) proceeds of an Asset Disposition permitted hereunder that are held in escrow to secure obligations under the sale documentation relating to such disposition;

(l) Liens in favor of customs and revenues authorities that secure payment of non-delinquent customs duties in connection with the importation of goods;

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(m) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business;

(n) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any applicable law;

(o) purchase options, call, and similar rights of, and restrictions for the benefit of, a third party with respect to Equity Interests held by the Parent or any Restricted Subsidiary in joint ventures;

(p) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(q) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; and

(r) Liens that are contractual rights of set off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposits or sweep accounts of the Parent or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent and the Restricted Subsidiaries, (iii) relating to debit card or other payment services or (iv) relating to purchase orders and other agreements entered into by the Parent or any of the Restricted Subsidiaries in the ordinary course of business;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Governmental Receivables Program” means the Auto Supplier Support Program established by the United States Department of the Treasury pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008, as amended, or any other similar governmental receivables program approved by the Administrative Agent in its reasonable discretion; provided that the Parent or the Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such transaction. As of the Effective Date, no Permitted Government Receivables Program is in effect.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof to the extent such obligations are backed by the full faith and credit of the United States of America),

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(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-1 by S&P or P-1 by Moody’s or the equivalent rating from Fitch Ratings Inc.;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or any foreign country recognized by the United States of America which has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the foreign currency equivalent thereof) or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof or the equivalent rating from Fitch Ratings Inc.;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clauses (a), (e) and (f) of this definition of “Permitted Investments” and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;

(f) securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or Moody’s or the equivalent rating from Fitch Ratings Inc.;

(g) in the case of any Foreign Subsidiary, (i) direct obligations of the sovereign nation (or any agency thereof) in which such Subsidiary is organized and is conducting business or of Germany or France, or in obligations fully and unconditionally guaranteed by such sovereign nation, Germany or France (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (iii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors (or the parents of such obligors), which investments of obligors (or the parents of such obligors) are not rated as provided in such clauses or in clause (ii) above but which are, in the reasonable judgment of the Parent and the Borrower, comparable in investment quality to such investments and obligors (or the parents of such obligors);

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(h) shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (f) above;

(i) time deposit accounts, certificates of deposits and money market deposits in an aggregate face amount not in excess 1% of Total Assets of the Parent as of the end of the Parent’s most recently completed fiscal year; and

(j) solely in the case of any Foreign Subsidiary, investments in certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any Affiliate of a Revolving Lender under (and as defined) in the Existing Credit Agreement and/or the Backstop Credit Agreement, in each case, if then in effect.

“Permitted Joint Ventures” means those investments in joint ventures described on Schedule 6.04B.

“Permitted Junior Lien Refinancing Debt” means Credit Agreement Refinancing Indebtedness constituting secured Indebtedness incurred by the Borrower in the form of one or more series of junior lien secured notes or junior lien secured loans; provided that (a) such Indebtedness is secured by the Collateral on a junior priority basis to the Liens securing the Secured Obligations and the obligations in respect of any Permitted Pari Passu Refinancing Debt and is not secured by any property or assets other than the Collateral, (b) an Additional Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to the Junior Lien Intercreditor Agreement and (c) such Indebtedness meets the Permitted Refinancing Debt Conditions.

“Permitted Pari Passu Refinancing Debt” means any Credit Agreement Refinancing Indebtedness in the form of secured Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or senior secured loans; provided that (a) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Liens securing the Secured Obligations and is not secured by any property or assets other than the Collateral, (b) an Additional Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to the Pari Passu Intercreditor Agreement and (c) such Indebtedness meets the Permitted Refinancing Debt Conditions.

“Permitted Receivables Factoring” means a factoring transaction pursuant to which the Parent or one or more Restricted Subsidiaries (or a combination thereof) sells (on a non-recourse basis, other than Standard Securitization Undertakings) Receivables (and Related Security) for cash consideration to a Person or Persons (other than to an Affiliate or to GM or any of its Affiliates).

“Permitted Receivables Financing” means a Permitted Receivables Securitization, a Permitted Governmental Receivables Program or a Permitted Receivables Factoring.

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“Permitted Receivables Securitization” means transactions (other than pursuant to a Permitted Governmental Receivables Program or Permitted Receivables Factoring) pursuant to which the Parent or one or more of the Restricted Subsidiaries (or a combination thereof) realizes cash proceeds in respect of Receivables and Related Security by selling or otherwise transferring such Receivables and Related Security (on a non-recourse basis with respect to the Parent and the Restricted Subsidiaries, other than Standard Securitization Undertakings) to one or more Receivables Subsidiaries, and such Receivables Subsidiary or Receivables Subsidiaries realize cash proceeds in respect of such Receivables and Related Security; provided that the Parent or the Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such transaction.

“Permitted Refinancing Debt Conditions” means that such applicable Indebtedness (a) is not at any time guaranteed by any Subsidiary other than Subsidiaries that are Guarantors and (b) to the extent secured, the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent).

“Permitted Refinancing Indebtedness” means any Indebtedness (other than any Indebtedness incurred under this Agreement) of the Parent or a Restricted Subsidiary, issued in exchange for, or the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), Indebtedness of the Parent or such Restricted Subsidiary, as the case may be, that is permitted by this Agreement to be Refinanced; provided that:

(a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus all refinancing expenses incurred in connection therewith, including any related fees and expenses, make-whole amounts, original issue discount, unpaid accrued interest and premium thereon);

(b) the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to (and the maturity of such Permitted Refinancing Indebtedness is no earlier than) that of the Indebtedness being Refinanced;

(c) if the Indebtedness being Refinanced is subordinated in right of payment to any of the Secured Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Secured Obligations on terms at least as favorable, taken as a whole, to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced; provided that a certificate of an officer of the Borrower is delivered to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such subordination terms or drafts of the documentation relating thereto, stating that (i) the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement and (ii) unless the Administrative Agent disagrees by a specified date (as provided below), such terms and conditions shall be permitted, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees);

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(d) no Permitted Refinancing Indebtedness shall have different obligors than the Indebtedness being Refinanced; and

(e) in the case of a Refinancing of Alternative Incremental Facility Debt, Credit Agreement Refinancing Indebtedness, Indebtedness outstanding under the Existing Credit Agreement, the Backstop Credit Agreement and the Second Lien Bridge Credit Agreement and Permanent Acquisition Financing Indebtedness, the terms of such Permitted Refinancing Indebtedness shall be no less favorable taken as a whole to the Parent and the Restricted Subsidiaries than the terms of the Indebtedness being Refinanced; provided that (i) a certificate of an officer of the Borrower is delivered to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that (A) the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement and (B) unless the Administrative Agent disagrees by a specified date (as provided below), such terms and conditions shall be permitted, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (ii) the pricing terms may be less favorable to the Parent and the Restricted Subsidiaries so long as it is being refinanced at the then-prevailing market price.

“Permitted Reorganization” means any reorganizations, contributions, distributions, Investments, liquidations, transfers, consolidations, dispositions and other activities related to tax planning, in each case with respect to and involving the Parent and the Restricted Subsidiaries; provided that, after giving effect thereto, the aggregate value of the Collateral, and the security interest of the Secured Parties therein, taken as a whole, is not materially impaired, and the Parent and the Restricted Subsidiaries shall be in compliance with the Collateral Requirement.

“Permitted Unsecured Refinancing Debt” means Credit Agreement Refinancing Indebtedness in the form of unsecured Indebtedness incurred by the Borrower in the form of one or more series of senior unsecured notes or loans; provided that such Indebtedness meets the Permitted Refinancing Debt Conditions.

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“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA sponsored, maintained, or contributed to by the Parent or any ERISA Affiliate.

“Platform” has the meaning assigned to such term in Section 9.01(d).

“Precedent” means the indenture, dated as of December 18, 2009, among the Borrower, the guarantors party thereto and U.S. Bank National Association, as trustee.

“Prepayment Event” means:

(a) any sale, transfer, lease or other disposition (or series of related sales, leases, transfers or dispositions) by the Parent or any Restricted Subsidiary, including any disposition by means of a merger, consolidation, or similar transaction (each an “Asset Disposition”) pursuant to clause (j), (k) or (l) of Section 6.09, other than Asset Dispositions resulting in aggregate Net Cash Proceeds not exceeding (A) $50,000,000 in the case of any single Asset Disposition or series of related Asset Dispositions and (B) $100,000,000 for all such dispositions during any fiscal year;

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of the Parent or any Restricted Subsidiary, other than in respect of assets with a fair market value immediately prior to such event not exceeding (A) $50,000,000 in the case of any single such event and (B) $100,000,000 for all such events during any fiscal year; or

(c) the incurrence by the Parent or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted to be incurred under Section 6.01 or permitted by the Required Lenders pursuant to Section 9.02.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

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“Pro Forma Basis” means, for purposes of determining the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Applicable Total Net Leverage Ratio or the Cash Interest Expense Coverage Ratio as of any date, that such calculation shall give pro forma effect to all Permitted Acquisitions, the Acquisition, all issuances, incurrences or assumptions of Indebtedness (with any such Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms), all sales, transfers or other dispositions of any Equity Interests in a Subsidiary or all or substantially all the assets of a Subsidiary or division or line of business of a Subsidiary outside the ordinary course of business (and any related prepayments or repayments of Indebtedness), any Asset Disposition pursuant to Sections 6.09(k) and (l) and all Subsidiary Designations (each, a “Specified Transaction”), in each case that have occurred during (or, if such calculation is being made for the purpose of determining whether any proposed acquisition will constitute a Permitted Acquisition, any Incremental Extension of Credit may be made, any Alternative Incremental Facility Debt may be incurred, any Subsidiary Designation may be made or whether any other transaction under Article VI may be consummated, since the beginning of) the four consecutive fiscal quarter period of the Parent most recently ended on or prior to such date as if they occurred on the first day of such four consecutive fiscal quarter period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness if such Swap Agreement has a remaining term in excess of 12 months).“Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchasing Borrower Party” means any of the Parent, the Borrower or any Restricted Subsidiary.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.20.

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“Ratio Debt” means Indebtedness of the Parent or any Restricted Subsidiary; provided that immediately after giving effect to the incurrence thereof and the application of the proceeds therefrom, (x) no Event of Default shall have occurred and be continuing, (y) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed 3.00 to 1.00 and (z) the aggregate outstanding principal amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties constituting Ratio Debt shall not exceed the greater of (1) $300,000,000 and (2) 5.25% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence; provided that (a) the stated final maturity of such Indebtedness shall not be earlier than the date that is 91 days after the Extended Term Loan Maturity Date (except for any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, which Indebtedness, upon the maturity thereof, automatically converts into Indebtedness that satisfies the requirements set forth in this definition), (b) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, (x) upon the occurrence of an event of default, asset sale, event of loss, or a change in control and (y) in the case of any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, upon the incurrence of such refinancing or replacement Indebtedness as long as such refinancing or replacement Indebtedness satisfies the requirements set forth in this definition) prior to the date that is 91 days after the Extended Term Loan Maturity Date, (c) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans (except for covenants or other provisions (i) applicable only to periods after the Extended Term Loan Maturity Date in effect at the time such Indebtedness is incurred, (ii) that are on “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or (iii) that are also for the benefit of all other Lenders in respect of Loans and Commitments outstanding at the time such Ratio Debt is incurred), as determined in good faith by the Borrower and (d) except in the case of any such Indebtedness incurred by non-Loan Parties pursuant to clause (z) above, such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

“Re-Registration Date” means the date on which Target is re-registered as a private company pursuant to Section 97 of the Act.

“Receivable” means an Account owing to the Parent or any Restricted Subsidiary (before its transfer to a Receivables Subsidiary or to another Person), whether now existing or hereafter arising, together with all cash collections and other cash proceeds in respect of such Account, including all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

“Receivables Financing Debt” means, as of any date with respect to any Permitted Receivables Financing, the amount of the outstanding uncollected Receivables subject to such Permitted Receivables Financing that would not be returned, directly or indirectly, to the Parent or the Borrower, if all such Receivables were to be collected at such date and such Permitted Receivables Financing were to be terminated at such date.

“Receivables Subsidiary” means a wholly owned Restricted Subsidiary that does not engage in any activities other than participating in one or more Permitted Receivables Securitizations and activities incidental thereto; provided that (a) such Restricted Subsidiary does not have any Indebtedness other than Indebtedness incurred pursuant to a Permitted Receivables Securitization owed to financing parties (including the Parent or the applicable seller of Receivables) supported by Receivables and Related Security and (b) neither the Parent nor any Subsidiary Guarantees any Indebtedness or other obligation of such Restricted Subsidiary, other than Standard Securitization Undertakings.

“Record Date” means the 15th day of the month immediately preceding an interest payment date for the Exchange Notes whether or not such day is a Business Day.

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“Reference Rate” means, for any day, the Adjusted Term SOFR Rate as of such day for a Term Benchmark Borrowing with an Interest Period of three months’ duration (without giving effect to the proviso in the definition of the term “Adjusted Term SOFR Rate” herein).

“Reference Time”, with respect to any setting of the then-current Benchmark, means (a) if such Benchmark is the Term SOFR Rate, 5:00 a.m., Chicago time, on the day that is two Business Days preceding the date of such setting, (b) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (c) if such Benchmark is none of the foregoing, the time determined by the Administrative Agent in its reasonable discretion.

“Register” has the meaning set forth in Section 9.04.

“Registrar” means Companies House, the registrar of companies for England and Wales.

“Regulated Bank” means a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000 that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation, (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913, (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 CFR part 211, (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii) or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction.

“Regulation D” means Regulation D of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Business” means any business in which the Parent or any of the Subsidiaries was engaged on the Effective Date and any business related, ancillary or complimentary to such business.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, trustees, members, managers, advisors, representatives and controlling persons of such Person and such Person’s Affiliates.

“Related Security” means, with respect to any Receivables subject to a Permitted Receivables Financing, all assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Receivables, including all collateral securing such Receivables, all contracts and all Guarantee or other obligations in respect of such Receivables, and all proceeds of such Receivables.

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“Relevant Governmental Body” means the Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto.

“Relevant Rate” means (i) with respect to any Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple RFR.

“Required Lenders” means, at any time, Lenders having Loans and unused Commitments representing more than 50% of the sum of the total outstanding Loans and unused Commitments at such time (excluding, for purposes of any such calculation, Defaulting Lenders).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Person, the chief financial officer, chief executive officer, principal accounting officer, treasurer or controller thereof, as applicable and any Person performing similar functions, as applicable.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Parent, the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Parent, the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Parent, the Borrower or any Restricted Subsidiary.

“Restricted Property” means any “Operating Property” or “shares of capital stock or Indebtedness issued by any Restricted Subsidiary and owned by the Company or Holdings or any Restricted Subsidiary”, in each case within the meaning of the Senior Notes Indenture.

“Restricted Subsidiary” means each Subsidiary other than an Unrestricted Subsidiary.

“Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

“RFR” means Daily Simple SOFR.

“RFR Business Day” means a U.S. Government Securities Business Day.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business.

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“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or domiciled in a Sanctioned Country or (c) any Person 50% or more owned in the aggregate or controlled by any such Person or Persons.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority with jurisdiction over any party hereto.

“Scheme” means an English law governed scheme of arrangement effected under part 26 of the Act to be proposed by the Target to the Target Shareholders to implement the Acquisition as contemplated by the Scheme Documents.

“Scheme Circular” means, if the Acquisition is implemented by means of a Scheme, a circular (including any supplementary circular) issued by the Target addressed to the Target Shareholders containing, inter alia, the details of the Acquisition, the Scheme and the notices convening the Court Meeting and the Target General Meeting.

“Scheme Court Order” means, if the Acquisition is implemented by means of a Scheme, the order of the Court sanctioning the Scheme pursuant to Section 899 of the Act.

“Scheme Documents” means each of the Scheme Circular, the Scheme Court Order, the Scheme Resolutions and any other document sent to the holders of Target Shares in relation to the terms and conditions of the Scheme and the Scheme Court Order and any other document designated in writing as a Scheme Document by the Administrative Agent and the Parent.

“Scheme Effective Date” means, if the Acquisition is implemented by means of a Scheme, the date on which a copy of the Scheme Court Order is duly filed on behalf of the Target with the Registrar and the Scheme becomes effective in accordance with section 899 of the Companies Act.

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“Scheme Resolutions” means the resolutions of the Target referred to and substantially in the form set out in the Scheme Circular and to be considered at the Court Meeting and the Target General Meeting.

“Screen Rate” means, in respect of the Term SOFR Rate for any Interest Period, the Term SOFR Reference Rate.

“Second Lien Bridge Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the Second Lien Bridge Credit Agreement.

“Second Lien Bridge Credit Agreement” means the Second Lien Bridge Credit Agreement dated as of January 29, 2025, among the Parent, the Borrower and the Second Lien Bridge Administrative Agent.

“Second Lien Bridge Loans” means the bridge loans borrowed by the Borrower under the Second Lien Bridge Credit Agreement.

“Secured Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Secured Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

“Secured Obligations” has the meaning assigned to such term in the Collateral Agreement.

“Secured Parties” has the meaning assigned to such term in the Collateral Agreement.“Security Documents” means the Collateral Agreement, the Mortgages, any Intercreditor Agreement and each other security agreement or other instrument or document executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09 or 5.10 to secure any of the Secured Obligations.

“Senior Notes” means the Borrower’s (a) 6.50% senior notes due 2027, (b) 6.875% senior notes due 2028 and (c) 5.00% senior notes due 2029, in each case issued pursuant to the Senior Notes Indenture and outstanding as of the Effective Date.

“Senior Notes Indenture” means the Indenture dated as of November 3, 2011, among the Borrower, the Parent, certain subsidiary guarantors and U.S. Bank National Association, as trustee, as supplemented by (a) the First Supplemental Indenture dated as of March 23, 2017, (b) the Second Supplemental Indenture dated as of May 17, 2017, (c) the Third Supplemental Indenture dated as of March 23, 2018 and (d) the Fourth Supplemental Indenture dated as of May 14, 2024.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

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“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“Specified Subsidiary” means any Restricted Subsidiary (other than the Borrower) that (a) accounts (together with its subsidiaries on a consolidated basis) for less than 10% of Total Assets of the Parent and (b) accounts (together with its subsidiaries on a consolidated basis) for less than 10% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available, in each case, determined in accordance with GAAP; provided that all such Restricted Subsidiaries, taken together, shall not account for greater than 10% of Total Assets of the Parent or greater than 10% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available.

“Specified Transaction” has the meaning assigned to such term in the definition of Pro Forma Basis.

“Squeeze-Out Notice” means a notice under section 979 of the Act given by the Parent to a shareholder of the Target implementing the Squeeze-Out Procedure.

“Squeeze-Out Procedure” means, if the Acquisition is implemented by means of an Offer, the procedure to be implemented following the Unconditional Date under Chapter 3 of Part 28 of the Act to acquire all of the outstanding Target Shares which the Parent has not acquired, contracted to acquire or in respect of which it has not received valid acceptances.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities made by the Parent or any of the Restricted Subsidiaries in connection with a Permitted Receivables Financing that are customary for Permitted Receivables Financings of the same type; provided that Standard Securitization Undertakings shall not include any Guarantee of any Indebtedness or collectability of any Receivables.

“Starter Available Amount” means, at any time, (a) the greater of (i) $350,000,000 and (ii) 3.25% of Total Assets, minus (b) the sum at such time of (i) Investments previously or concurrently made under Section 6.04(p), plus (ii) Restricted Payments previously or concurrently made under Section 6.07(a)(viii), plus (iii) repayments, repurchases, redemptions, retirements or other acquisitions for value of Junior Debt previously or concurrently made under Section 6.07(b)(iv).

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“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Parent, including the Borrower.

“Subsidiary Designation” means (a) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (b) any designation of an Unrestricted Subsidiary as a Restricted Subsidiary, in each case in accordance with Section 5.13.

“Subsidiary Loan Party” means any Restricted Subsidiary that is not the Borrower or an Excluded Subsidiary.

“Successor Borrower” has the meaning assigned to such term in Section 6.03.

“Supported QFC” has the meaning assigned to it in Section 9.20.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent or the Subsidiaries shall be a Swap Agreement.

“Syndication Letter” means the Engagement and Syndication Letter dated as of January 29, 2025 among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Synergy or Cost Saving Initiative” has the meaning assigned to such term in the definition of Consolidated EBITDA.

“Takeover Code” means the UK City Code on Takeovers and Mergers, as administered by the Takeover Panel and as amended from time to time.

“Takeover Panel” means the UK Panel on Takeovers and Mergers.

“Target” means Dowlais Group plc, a company organized under the laws of England and Wales with registered number 14591224.

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“Target Credit Agreement” means Senior Term and Revolving Facilities Agreement dated as of February 22, 2023, among the Target, GKN Industries Limited, the lenders party thereto, HSBC Bank plc, as agent, and the other parties party thereto, and shall include any amendment, refinancing or replacement thereof.

“Target General Meeting” means the general meeting of the shareholders of the Target (and any adjournment thereof) to be convened in connection with the Scheme for the purpose of considering, and, if thought fit, approving the shareholder resolutions necessary to enable the Target to implement the Acquisition by means of a Scheme.

“Target Group” means the Target and its subsidiaries.

“Target Notes” means the senior notes of GKN Industries Limited issued pursuant to the Note Purchase Agreement dated October 30, 2024, among the Target, GKN Industries Limited, the guarantors from time to time party thereto and the purchasers party thereto, and shall including any refinancing or replacement thereof.

“Target Shareholders” means the holders of Target Shares.

“Target Shares” means the ordinary shares of the capital of the Target.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding) imposed by any Governmental Authority, and includes all liabilities, penalties and interest with respect to such amounts.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term SOFR Determination Day” has the meaning set forth in the definition of Term SOFR Reference Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the applicable Screen Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm, New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five Business Days prior to such Term SOFR Determination Day.

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“Total Assets” means the amount of total assets of the Parent and its Restricted Subsidiaries that would be reflected on a balance sheet of the Parent prepared as of such date on a consolidated basis in accordance with GAAP.

“Total Cap” means 9.75% per annum.

“Total First Lien Indebtedness” means, as of any date, the aggregate principal amount of Total Indebtedness that is secured on a first priority basis by a Lien on any property or asset of the Parent or any Restricted Subsidiary.

“Total Indebtedness” means, as of any date, the sum (without duplication) of (a) the aggregate principal amount of Indebtedness of the Parent and the Restricted Subsidiaries outstanding as of such date that consists of Capital Lease Obligations, obligations for borrowed money and obligations in respect of the deferred purchase price of property or services (in the case of any earn-out or similar contingent obligation, solely to the extent due and payable (and unpaid) as of any applicable date of determination), determined on a consolidated basis, plus (b) the aggregate amount, if any, of Receivables Financing Debt in respect of any Permitted Receivables Securitization outstanding as of such date.

“Total Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

“Total Secured Indebtedness” means, as of any date, the aggregate principal amount of Total Indebtedness that is secured by a Lien on any property or asset of the Parent or any Restricted Subsidiary.

“Transaction Costs” means all fees and expenses (including premiums and original issue discount) incurred by the Parent, the Borrower or any Restricted Subsidiary in connection with the Transactions.

“Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents (including this Agreement) to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof, (b) the consummation of the Acquisition (including the transactions necessary to effectuate the Acquisition) and the transactions contemplated by the Acquisition Documents, (c) the consummation of the Existing Indebtedness Refinancing, (d) the execution, delivery and performance by each Loan Party of the definitive documentation for the Permanent Acquisition Financing Indebtedness, the Second Lien Bridge Loans, the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the incurrence of the Indebtedness thereunder and the use of the proceeds thereof and (e) the payment of the Transaction Costs.

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“Trustee” means the person acting as trustee under the Exchange Notes Indenture, which shall be a bank or trust company that may be reasonably agreed by the Borrower and the Administrative Agent).

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to (a) the Term SOFR Rate (or more generally by reference to a Term Benchmark), (b) the Alternate Base Rate or (c) Daily Simple SOFR (or more generally by reference to an RFR).

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the personal property security laws of any jurisdiction other than the State of New York, “UCC” or “Uniform Commercial Code” means those personal property security laws as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority and for the definitions related to such provisions.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unconditional Date” means the date on which the Offer is declared or becomes wholly unconditional.

“Unrestricted Cash” means unrestricted cash and cash equivalents of the Parent or any of the Restricted Subsidiaries and not controlled by or subject to any Lien or other preferential arrangement in favor of any creditor (other than Liens created under the Loan Documents, any Liens permitted by clause (k) of Section 6.02 and Liens constituting Permitted Encumbrances of the type referred to in clause (g) of the definition of such term).

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“Unrestricted Subsidiary” means (a) any Subsidiary that is designated as an Unrestricted Subsidiary by the Borrower pursuant to Section 5.13 subsequent to the Effective Date and (b) any Subsidiary of an Unrestricted Subsidiary.

“Unsecured Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means (i) for purposes of Sections 3.18 and 6.13 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(e)(i)(C).

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02. Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a “Term Benchmark Loan”, an “RFR Loan”, or a “Term SOFR Loan”).

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SECTION 1.03. Terms Generally; Other Interpretive Provisions. (a)  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), unless otherwise expressly stated to the contrary, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)  With respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that require compliance with a financial ratio or test (including the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Applicable Total Net Leverage Ratio) (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts shall be disregarded in the calculation of the financial ratio or test applicable to such Incurrence Based Amounts. Notwithstanding anything to the contrary herein, for purposes of determining whether any transaction or action is permitted under any covenant set forth in Article VI, the Borrower may rely on more than one basket or exception within a covenant hereunder and the Borrower may divide and classify such transaction or action within the applicable covenant in any manner that complies with the terms set forth therein, and may later divide and reclassify any such transaction or action so long as the transaction or action (as so divided and/or reclassified) would be permitted to be made in reliance on the applicable baskets and exceptions within such covenant as of the date of such reclassification (it being understood that such classification or reclassification shall be subject to all the applicable terms and parameters of such exceptions and baskets).

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SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that (a) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (b) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Parent or any Subsidiary at “fair value”, as defined therein.

SECTION 1.05. Pro Forma Calculations; Limited Condition Transactions. (a)  With respect to any period during which any Specified Transaction occurs, for purposes of determining the Total Net Leverage Ratio, the Applicable Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio or the Cash Interest Expense Coverage Ratio, calculations with respect to such period shall be made on a Pro Forma Basis.

(b)  In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of (i) determining compliance with any provision of this Agreement which is subject to a Default or an Event of Default qualifier (including any representation and warranty related thereto) or requires the calculation of any financial ratio or test, including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Applicable Total Net Leverage Ratio and the Total Net Leverage Ratio or (ii) testing availability under baskets set forth in this Agreement (including baskets subject to Default or Event of Default conditions), at the option of the Borrower (and if the Borrower elects to exercise such option, such option shall be exercised on or prior to the date of the definitive agreements, notice of prepayment (or similar notice) or declaration of the Restricted Payment, in each case with respect to such Limited Condition Transaction) (any such election, an “LCT Election”) the date of such determination shall be deemed to be the date the definitive agreements, declaration or notice for such Limited Condition Transaction are entered into, made or delivered, as applicable (the “LCT Test Date”), and if, after giving effect to the Limited Condition Transaction (and the other transactions to be entered into in connection therewith) on a Pro Forma Basis, the Borrower would have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket (and any related representations, warranties, requirements and conditions), such ratio, test or basket (and any related representations, warranties, requirements and conditions) shall be deemed to have been complied with (or satisfied). For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would have failed to have been complied with as a result of fluctuations in any such ratio, test or basket, at or prior to the consummation of the relevant transaction or action, such baskets, tests or ratios will not be deemed to have failed to have been complied with as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test or basket availability with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any investment permitted under Section 6.04, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness or any other action or transaction (each, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or irrevocable notice for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a Pro Forma Basis (i) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.

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SECTION 1.06. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.07. Interest Rates; Benchmark Notification. The interest rate on a Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a benchmark transition event, Section 2.14 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

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SECTION 1.08. Effectuation of Acquisition Transactions. Without prejudice and subject to Section 4.03, all references herein to the Parent and the Subsidiaries on the Closing Date shall be deemed to be references to such Persons, and all of the representations and warranties of the Parent and the Borrower contained in this Agreement shall be deemed made the Closing Date, in each case, upon and following the Acquisition Completion Date, after giving effect to the Acquisition and the related transactions, unless the context otherwise requires.

SECTION 1.09. Closing Date Adjustments. With respect to any basket or exception under this Agreement that is specified to equal the greater of (x) a “fixed” dollar amount (the “Dollar Component”) and (y) a “grower” amount equal to a stated percentage of Total Assets (the “Total Assets Component”), the Dollar Component of each such basket or exception shall be automatically and permanently adjusted on the Closing Date to an amount equal to the product of (i) the applicable percentage of Total Assets under the Total Assets Component of such basket or exception, expressed as a decimal, multiplied by (ii) Total Assets as of the Closing Date, determined after giving effect to the Acquisition.

SECTION 1.10. Exchange Rates; Currency Equivalents. Any amount specified in this Agreement (other than in Articles II, VIII and IX) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount to be determined at the Exchange Rate; provided if any basket is exceeded solely as a result of fluctuations in applicable currency exchange rates after the last time such basket was utilized, such basket will not be deemed to have been exceeded solely as a result of such fluctuations in currency exchange rates.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (in Dollars) to the Borrower on the Closing Date in a principal amount not exceeding its Commitment. The Borrower may make only one Borrowing under the Commitment, which shall be made hereunder in a single drawing on the Closing Date.

SECTION 2.02. Loans and Borrowings. (a)  Each Bridge Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Bridge Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make a Bridge Loan as required.

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(b)  Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans, Term SOFR Loans or Daily Simple SOFR Loans, as the Borrower may request in accordance herewith. Each Lender at its option may make any Bridge Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Bridge Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.15, 2.17 or 2.19 to the extent such amounts would not have been payable had such Lender not exercised such option.

(c)  (i) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000 and (ii) at the time that each RFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Term Benchmark Term Borrowings or RFR Term Borrowings outstanding.

(d)  Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Bridge Loan Maturity Date.

SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by delivery of a written Borrowing Request (a) in the case of a Term Benchmark Borrowing, not later than 2:00 p.m., New York City time, three Business Days (or such shorter period as may be acceptable to the Administrative Agent) before the date of the proposed Borrowing, (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York City time, on the date of the proposed Borrowing or (c) in the case of an RFR Borrowing, not later than 11:00 a.m., New York City time, five Business Days before the date of the proposed Borrowing. Each such Borrowing Request shall be in a form approved by the Administrative Agent and signed by the Borrower and shall be delivered by hand, facsimile or electronic mail to the Administrative Agent and shall be irrevocable; provided that any Borrowing Request may state that it is conditioned upon the consummation of any transaction specified therein. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)  the aggregate amount of the requested Borrowing;

(ii)  the date of such Borrowing, which shall be a Business Day;

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(iii)  whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing, as applicable;

(iv)  in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v)  the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of any Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Extended Term Loans. (a)  If any of the Bridge Loans remain outstanding on the Bridge Loan Maturity Date, then on the Bridge Loan Maturity Date the then-outstanding principal amount of such Bridge Loans will automatically be converted, without the need for any action by any party hereto, to Extended Term Loans, which shall be due and payable on the Extended Term Loan Maturity Date. Upon the conversion of the Bridge Loans into Extended Term Loans, each Lender shall cancel on its records a principal amount of the Bridge Loans held by such Lender corresponding to the principal amount of the Extended Term Loans made by such Lender, which corresponding principal amount of the Bridge Loans shall be satisfied by the conversion of such Bridge Loans into Extended Term Loans in accordance with this Section 2.04(a).

(b)  Notwithstanding anything to the contrary contained in this Agreement, on and after the Bridge Loan Maturity Date, at all times while any Extended Term Loans are outstanding, the redemption, affirmative covenants, negative covenants, events of default, change of control and waiver and amendment provisions contained in the Exchange Notes Indenture shall be applicable to the Extended Term Loans instead of the provisions contained in Section 2.10, Section 2.11, Article V, Article VI, Article VII and Section 9.02 of this Agreement, and such provisions of the Exchange Notes Indenture (including the corresponding definitions in the Exchange Notes Indenture that relate to such sections and articles of the Exchange Notes Indenture) shall be deemed incorporated and set forth in this Agreement to the extent necessary to give effect to the foregoing; provided that, for purposes of this Agreement (i) any references to the “Holders” therein shall be deemed to be references to the Lenders, (ii) any references to the “Indenture” therein shall be deemed to be references to this Agreement, (iii) any references to the “Issuer” therein shall be deemed to be references to the Borrower, (iv) any references to the “Notes” therein shall be deemed to be references to the Extended Term Loans and (v) any references to the “Trustee” therein shall be deemed to be references to the Administrative Agent.

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SECTION 2.05. Exchange Notes.

(a)  Issuance. (i)  Each Lender will have the option at any time on or after the Bridge Loan Maturity Date to receive Exchange Notes in exchange for the Extended Term Loans (or a portion thereof) of such Lender then outstanding (each such event being referred to herein as an “Exchange”); provided that, solely in connection with the first issuance of the Exchange Notes, the Borrower shall not be required to issue Exchange Notes until it shall have received Exchange Requests to issue not less than $200,000,000 aggregate principal amount of Exchange Notes.

(ii)  The principal amount of the Exchange Notes issued in any Exchange will equal 100% of the aggregate principal amount of the Extended Term Loans (or the portions thereof) for which they are exchanged pursuant to such Exchange and will bear interest at a fixed rate per annum equal to the Total Cap. The Exchange Notes will rank pari passu with the Extended Term Loans and will have the terms set forth in the Exchange Notes Indenture.

(iii)  On any date an Exchange is effected (an “Exchange Date”), which shall be a Business Day, the Borrower shall, pursuant to the provisions of this Article II, pay all accrued and unpaid interest on the Extended Term Loans exchanged pursuant to such Exchange. If a Default or Event of Default shall have occurred and be continuing on any Exchange Date, (A) a corresponding default or event of default, as the case may be, shall be deemed to have occurred and be continuing under the Exchange Notes Indenture, (B) any notices given or cure period commenced while the Extended Term Loan was outstanding shall be deemed given or commenced (as of the actual dates thereof) for all purposes with respect to the Exchange Notes (with the same effect as if the Exchange Notes had been outstanding as of the actual dates thereof) and (C) the Exchange Notes shall accrue default interest under the Exchange Notes Indenture to the same extent the Extended Term Loans that were exchanged for such Exchange Notes accrue default interest. Receipt by a Lender of the Exchange Notes pursuant to any Exchange, and of all amounts due in respect of the Extended Term Loans of such Lender subject to such Exchange through the Exchange Date, shall be in satisfaction of, and shall constitute the discharge of, such Extended Term Loans and the Borrower and the Loan Parties will have no further obligations in respect of such Extended Term Loans relating to any time from and after the time of such receipt; provided, that, notwithstanding anything to the contrary, (x) if a Lender receives Exchange Notes but not all accrued and unpaid interest on the Extended Term Loans that were exchanged for such Exchange Notes, the Borrower’s and the Loan Parties’ obligations in respect thereof shall not be satisfied and discharged and interest and default interest shall accrue on such unpaid interest to the extent provided in this Agreement, (y) such satisfaction and discharge shall be deemed to occur only upon the payment in full in cash of all such unpaid interest, together with any default interest thereon, and (z) any such satisfaction and discharge shall not affect the obligations of the Borrower and the Loan Parties hereunder and under the other Loan Documents with respect to such Extended Term Loans, other than the principal thereof and interest thereon, to the extent arising or relating to any time prior to the time of such receipt; provided, further, for the avoidance of doubt, that the Extended Term Loans and the Exchange Notes will not be considered to constitute new Indebtedness of the Borrower but will evidence the same Indebtedness as was evidenced by the Bridge Loans, which Indebtedness will continue with full force and effect in the form of Extended Term Loans or Exchange Notes, as the case may be. Notwithstanding anything contained herein to the contrary, for the avoidance of doubt, (A) if any Exchange Date would occur in any period between a Record Date and the following interest payment date for the Exchange Notes, then the Exchange Date shall be deferred until the Business Day immediately following such interest payment date and (B) in no event will any Lender who exchanges Extended Term Loans for Exchange Notes be entitled to receive interest payments with respect to both the Extended Term Loans and the Exchange Notes for any portion of the same Interest Period.

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(iv)  In order to effect an Exchange, a Lender shall provide the Administrative Agent and the Borrower written or fax notice (an “Exchange Request”) in the form to be attached as an exhibit to the Exchange Notes Indenture at least five Business Days prior to an Exchange Date, which shall be a Business Day, selected by such Lender for an Exchange in compliance with this Article II, together with such other information as may be reasonably requested by the Administrative Agent. Each Exchange Request shall specify (A) the Lender’s legal name, (B) the Exchange Date selected by such Lender, (C) the principal amount of the Extended Term Loans to be exchanged pursuant to such Exchange Request (which shall be, when taken together with Exchange Requests from other Lenders whose requested exchange has not yet been completed, at least $25,000,000 or, if less than $25,000,000, the entire remaining aggregate principal amount of the Extended Term Loans of the Lenders), and (D) instructions for delivery to such Lender of each Exchange Note subject to such Exchange Request, including (1) if such Exchange Note is to be recorded in book-entry form in accordance with Section 2.05(b)(iv), instructions as to whether such Exchange Note is to be credited to the account of such Lender directly or indirectly through a participant in the Depository Trust Company identified in such Exchange Request and (2) if such Exchange Note is to be issued as a definitive registered note in accordance with Section 2.05(b)(iv), instructions as to the name in which such Exchange Note is to issued and instructions for physical delivery thereof. Upon receipt of an Exchange Request, the Administrative Agent shall promptly provide written or fax notice of such proposed Exchange to the Trustee, with a copy to the Borrower, that shall specify the information contained in such Exchange Request.

(b)  Exchange Notes. (i)  In the event that any Bridge Loans remain outstanding on the date 270 days after the Closing Date, (A) the Borrower shall, as promptly as practicable after being requested to do so by the Administrative Agent, engage a Trustee, (B) the Trustee, the Borrower and the other Loan Parties shall enter into the Exchange Notes Indenture promptly thereafter (and in any event no later than 30 days prior to the Bridge Loan Maturity Date), (C) the Borrower shall execute and deliver to the Trustee certificates evidencing the full amount of the Exchange Notes that may be issued pursuant to the terms hereof, to be held by the Trustee, undated and unauthenticated, pending issuance pursuant to the terms hereof, (D) the Borrower shall provide to the Administrative Agent no later than 30 days prior to the Bridge Loan Maturity Date copies of resolutions of its board of directors approving the execution and delivery of the Exchange Notes Indenture and the issuance of any Exchange Notes, together with a customary certificate of the secretary or an assistant secretary of the Borrower certifying such resolutions and (E) the Borrower shall use reasonable best efforts to obtain ratings from at least two of S&P, Moody’s and Fitch Ratings Inc. for the Exchange Notes prior to the Bridge Loan Maturity Date and, if not obtained by then, as soon as practicable thereafter.

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(ii)  The Exchange Notes shall be issued in the form set forth in the Exchange Notes Indenture, with such changes as the Administrative Agent may request to effect the provisions of this Agreement and the Exchange Notes Indenture and to comply with any applicable requirement of law, regulation or trustee procedures or policies, including such changes as are reasonably necessary to cause the Exchange Notes to become eligible for deposit at The Depository Trust Company; provided that no such changes shall be adverse in any material respect to the Lenders or a holder of Exchange Notes upon issuance.

(iii)  The Borrower shall, no later than ten Business Days prior to the Bridge Loan Maturity Date, (A) use reasonable best efforts to cause the Exchange Notes to become eligible for deposit at The Depository Trust Company (including by the filing of an appropriately executed letter of representations) and (B) obtain “CUSIP” and “ISIN” numbers for the Exchange Notes.

(iv)  On or prior to the fifth Business Day following the receipt of an Exchange Request from a Lender in accordance with Section 2.05(a)(iv) (and subject to the proviso set forth in Section 2.05(a)(i)) that requests the exchange of any Extended Term Loan (or a portion thereof) of such Lender for Exchange Notes, the Borrower shall use reasonable best efforts to cause the Trustee to deliver, in accordance with the instructions set forth in such Exchange Request and with the terms of the Exchange Notes Indenture, a fully executed and authenticated Exchange Note or Exchange Notes, in an aggregate principal amount as set forth in Section 2.05(a)(ii) and bearing interest and with a maturity date as set forth for such Exchange Notes in the Exchange Notes Indenture, dated the date of the issuance of such Exchange Note. Such Exchange Note shall either (A) be recorded in book-entry form as a beneficial interest in one or more global notes deposited with the Trustee as custodian for The Depository Trust Company and credited to the account of the exchanging Lender directly or indirectly through its participant in the Depository Trust Company system or (B) if the foregoing is not reasonably practicable, be issued as a definitive registered note payable to the order of the holder or beneficial owner, as the case may be.

(v)  Nothing in Section 2.04 or this Section 2.05 shall prevent or limit the ability of the Borrower to repay or refinance the Loans in any other manner not otherwise prohibited by this Agreement (for the avoidance of doubt, after giving effect to Section 2.04(b)).

SECTION 2.06. Funding of Borrowings. (a)  Each Lender shall make each Bridge Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time (in the case of a Term Benchmark Loan or an RFR Loan), or 2:00 p.m., New York City time (in the case of an ABR Loan), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Bridge Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower in the United States designated by the Borrower in the applicable Borrowing Request.

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(b)  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

SECTION 2.07. Interest Elections. (a)  Each Borrowing initially shall be of the Type specified in the Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)  To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or electronic mail by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c)  Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)  the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

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(ii)  the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)  whether the Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing, as applicable; and

(iv)  if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)  Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each participating Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)  If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, has notified the Borrower of the election to give effect to this sentence on account of such Event of Default, then, in each such case, so long as such Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, each Term Benchmark Borrowing and each RFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08. Termination and Reduction of Commitments. (a)  Unless previously terminated, (i) the Commitment of each Lender shall be automatically terminated upon the making by such Lender of its Bridge Loans on the Closing Date and (ii)  the Commitments shall automatically terminate at 5:00 p.m., New York City time, on the last Business Day of the Certain Funds Period. The Commitments shall be automatically reduced upon the issuance or incurrence by the Borrower of any First Lien Acquisition Indebtedness (including any Demand Notes) by an amount equal to the aggregate principal amount thereof.

(b)  The Borrower may at any time terminate, or from time to time reduce, the Commitments, without premium or penalty; provided that  each reduction of the Commitments shall be in an amount that is an integral multiple of $500,000 and not less than $5,000,000.

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(c)  The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments under paragraph (b) of this Section delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the consummation of any other transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Except as provided in Section 2.20(b), each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

SECTION 2.09. Repayment of Loans; Evidence of Debt. (a)  The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender on the Maturity Date.

(b)  Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)  The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)  The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e)  Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.

SECTION 2.10. Change in Control Repayment Offer. (a)  Upon the occurrence of a Change in Control occurring after the Certain Funds Period, each Lender shall have the right to require the Borrower to repay all or any part of such Lender’s Bridge Loans at a price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the date of the Change in Control Repayment Date (as defined below) to the extent required by Section 2.13.

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(b)  Within 30 days following any Change in Control, the Borrower shall deliver notice (the “Change in Control Offer”) to the Administrative Agent, and promptly following receipt of any such Change in Control Offer, the Administrative Agent shall advise the participating Lenders of the contents thereof with the following information:

(i)  that a Change in Control has occurred or will occur and that such Lender has the right to require the Borrower to repay such Lender’s Bridge Loans at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of the Change in Control Repayment Date (subject to the right of the Lenders to receive interest on the relevant Interest Payment Date);

(ii)  the circumstances and relevant facts, including the identification of the transaction or transactions that constitute such Change in Control, and financial information regarding such Change in Control;

(iii)  the repayment date, which shall be no earlier than 30 days nor later than 60 days from the date such notice is sent, (the “Change in Control Repayment Date”); and

(iv)  instructions determined by the Borrower, consistent with this Section 2.10, that a Lender must follow in order to have its Bridge Loans repaid.

(c)  Any Lender may elect, by notice to the Administrative Agent or the Borrower by telephone (confirmed by hand delivery or facsimile) at least one Business Day prior to the required repayment date, to decline all or any portion of any repayment of its Loans pursuant to a Change in Control Offer, in which case the aggregate amount of the repayment that would have been applied to repay such Loans but was so declined shall be retained by the Borrower.

(d)  A Change in Control Offer may be made in advance of a Change in Control, and conditioned upon such Change in Control, if a definitive agreement is in place for the Change in Control at the time of making of the Change in Control Offer.

(e)  Notwithstanding the other provisions of this Section 2.10, the Borrower shall not be required to make a Change in Control Offer upon a Change in Control if a third party makes the Change in Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 2.10 applicable to a Change in Control Offer made by the Borrower and repays all Bridge Loans elected by the applicable Lender to be repaid.

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(f)  At the time the Borrower delivers funds to the Administrative Agent for the repayment of any Bridge Loans elected by the applicable Lender to be repaid pursuant to any Change in Control Offer, the Borrower shall also deliver an officers’ certificate stating that such Bridge Loans are to be accepted for repayment by the Borrower pursuant to and in accordance with the terms of this Section 2.10.

(g)  Prior to any Change in Control Offer, the Borrower shall deliver to the Administrative Agent an officers’ certificate stating that all conditions precedent contained herein to the right of the Borrower to make such offer have been complied with.

SECTION 2.11. Prepayment of Loans. (a)  The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to Section 2.16, but otherwise without premium or penalty, subject to prior notice in accordance with paragraph (g) of this Section.

(b)  [Reserved.]

(c)  In the event and on each occasion that any Net Cash Proceeds are received on or after the Closing Date by or on behalf of the Parent in respect of any Equity Issuance, the Borrower shall, on the date on which such Net Cash Proceeds are received, prepay the Bridge Loans in an aggregate principal amount equal to 100% of the amount of such Net Cash Proceeds.

(d)  In the event and on each occasion that any Net Cash Proceeds are received on or after the Closing Date by or on behalf of the Parent or any Restricted Subsidiary in respect of any Prepayment Event (including by the Administrative Agent as loss payee in respect of any Prepayment Event described in clause (b) thereof), then in each case, the Borrower shall, promptly but in any event within 10 Business Days after such Net Cash Proceeds are received (or, in the case of a Prepayment Event described in clause (c) of the definition of the term “Prepayment Event”, on the date on which such Net Cash Proceeds are received), prepay the Loans in an aggregate principal amount equal to 100% of the amount of such Net Cash Proceeds (or, if the Borrower or any of its Restricted Subsidiaries has incurred Indebtedness that is permitted under Section 6.01 that is secured, on an equal and ratable basis with the Loans, by a Lien on the Collateral permitted under Section 6.02, and such Indebtedness is required to be prepaid or redeemed with the net proceeds of any Prepayment Event, then by such lesser percentage of such Net Cash Proceeds such that such Indebtedness receives no greater than a ratable percentage of such Net Cash Proceeds based upon the aggregate principal amount of the Loans and such Indebtedness then outstanding). Notwithstanding the foregoing, if the Borrower would otherwise be required to make a prepayment in respect of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, but notifies the Administrative Agent in writing that it elects to reinvest the applicable Net Cash Proceeds in assets useful in the business of the Borrower or any Restricted Subsidiary and certifies that no Event of Default has occurred and is continuing at such time, then no such prepayment shall be required if the Borrower or any Restricted Subsidiary shall reinvest the applicable Net Cash Proceeds in assets useful in the Borrower’s or a Restricted Subsidiary’s business within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if the Borrower or a Restricted Subsidiary enters into a legally binding commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, six (6) months following the last day of such twelve (12) month period; provided that to the extent that any such Net Cash Proceeds that have not been so reinvested by the end of the period specified in sub-clause (x) or (y) above, as applicable, a prepayment (in the same manner that would have been required if no reinvestment election had been made), shall be required in an amount equal to such Net Cash Proceeds that have not been so reinvested.

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(e)  In the event and on each occasion that any Net Cash Proceeds are received on or after the Closing Date by or on behalf of the Parent or any Restricted Subsidiary in respect of any Debt Incurrence Prepayment Event, then in each case, the Borrower shall, on the date on which such Net Cash Proceeds are received, prepay the Bridge Loans in an aggregate principal amount equal to 100% of the amount of such Net Cash Proceeds; provided that in the event any Lender or affiliate of a Lender purchases Demand Notes from the Borrower pursuant to a Securities Demand under (and as defined in) the Arranger Fee Letter in respect of the Bridge Loans at an issue price above the level at which such Lender or affiliate has determined such Demand Notes can be resold by such Lender or affiliate to a bona fide third party at the time of such purchase (and notifies the Borrower thereof), the Net Cash Proceeds received by the Borrower in respect of such Indebtedness may, at the option of such Lender or affiliate, be applied first to repay the Bridge Loans of such Lender or affiliate (provided that if there is more than one such Lender or affiliate then such Net Cash Proceeds will be applied pro rata to repay Bridge Loans of all such Lenders or affiliates in proportion to such Lenders’ or affiliates’ principal amount of Indebtedness purchased from the Borrower) prior to being applied to prepay the Bridge Loans held by other Lenders.

(f)  Prior to any optional or mandatory prepayment of Borrowings under this Section, the Borrower shall, subject to the next sentence, select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment delivered pursuant to paragraph (g) of this Section. Any Lender may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day prior to the required prepayment date, to decline all or any portion of any prepayment of its Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined) in which case the aggregate amount of the prepayment that would have been applied to prepay such Loans but was so declined shall be retained by the Borrower.

(g)  The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) or electronic mail of any prepayment hereunder (i)(x) in the case of prepayment of a Term Benchmark Borrowing, not later than 12:00 p.m., New York City time, three Business Days before the date of prepayment and (y) in the case of prepayment of an RFR Borrowing, not later than 11:00 a.m., New York City time, five Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that a notice of prepayment may state that such notice is conditioned upon the occurrence of an event specified in such notice, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the participating Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

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(h)  [Reserved].

(i)  Notwithstanding the foregoing, to the extent that the repatriation of any Net Cash Proceeds in respect of any Prepayment Event described in clause (a) or (b) of the definition thereof or any Debt Incurrence Prepayment Event that is required to be applied to prepay the Loans pursuant to Section 2.11(d) or (e) (i) would be prohibited or restricted under applicable local law (including as a result of laws or regulations relating to financial assistance, corporate benefit, restrictions on upstreaming of cash intragroup and fiduciary and statutory duties of directors of relevant subsidiaries) (provided that the Parent and its Restricted Subsidiaries shall take all commercially reasonable actions available under local law to permit such repatriation) or (ii) would result in material adverse tax consequences to the Parent and the Restricted Subsidiaries (taken as a whole) with respect to such amount as reasonably determined in good faith by the Parent in consultation with the Administrative Agent, then in each case, the Borrower shall not be required to prepay such affected amounts (the “Excluded Amounts”) as required under Section 2.12(d) or (e), and such amounts may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation, or the Parent believes in good faith that such material adverse tax consequence would result, and once such repatriation of any of such Excluded Amounts is permitted under the applicable local law or the Parent determines in good faith such repatriation would no longer would have such material adverse tax consequences, such repatriation will be promptly effected and such repatriated Excluded Amounts will be promptly (and in any event not later than five Business Days after such repatriation) applied (net of additional taxes payable or reasonably estimated to be payable as a result thereof) to the prepayment of the Loans pursuant to this Section (provided that no such prepayment of the Loans pursuant to this Section shall be required in the case of any such Net Cash Proceeds the repatriation of which the Parent believes in good faith would result in material adverse tax consequences, if on or before the date on which such Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to paragraph (d) of this Section, (x) the Borrower applies an amount equal to the amount of such Net Cash Proceeds to such reinvestments or prepayments as if such Net Cash Proceeds had been received by the Borrower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds had been repatriated (or, if less, the Net Cash Proceeds that would be calculated if received by such Foreign Subsidiary) or (y) such Net Cash Proceeds are applied to the repayment of Indebtedness of a Foreign Subsidiary).

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SECTION 2.12. Fees. (a)  Without duplication of any fees paid pursuant to the Arranger Fee Letter, on the Bridge Loan Maturity Date, the Borrower shall pay to the Administrative Agent for the account of each Lender a fee (the “Conversion Fee”) in an amount equal to 1.00% of the aggregate principal amount of the Bridge Loans of such Lender outstanding on such date (determined prior to giving effect to any conversion to Extended Term Loans to occur on such date).

(b)  The Borrower agrees to pay to the parties entitled thereto the fees payable pursuant to the Fee Letters in the amounts and at the times set forth therein.

(c)  All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Collateral Agent, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the applicable Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.13. Interest. (a)  The Bridge Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. The Bridge Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. The Bridge Loans comprising each RFR Borrowing shall bear interest at a rate per annum equal to the applicable Adjusted Daily Simple RFR plus the Applicable Rate. Notwithstanding the foregoing, from and after the occurrence of a Demand Failure Event in respect of a Securities Demand under (and as defined in) the Arranger Fee Letter in respect of the Commitments or Loans hereunder, each Bridge Loan shall bear interest at the Total Cap.

(b)  The Extended Term Loans shall bear interest at the Total Cap for each Interest Period in effect for the unpaid principal amount thereof from and including the Bridge Loan Maturity Date through but excluding the maturity date thereof (whether by acceleration or otherwise).

(c)  Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d)  Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

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(e)  All interest computed hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR Rate or Adjusted Daily Simple RFR, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest. (a)  Subject to paragraphs (b), (c), (d), (e) and (f) of this Section 2.14, if:

(i)  the Administrative Agent reasonably determines (which reasonable determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate or the Term SOFR Rate, (including because the applicable Screen Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR or RFR; or

(ii)  the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, facsimile or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple RFR also is the subject of Section 2.14(a)(i) or (ii) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple RFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day.

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(b)  Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement”, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement”, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Required Lenders.

(c)  Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make (in consultation with the Borrower) Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(d)  The Administrative Agent will promptly notify the Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, (4) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (f) below and (5) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.

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(e)  Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f)  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to (A) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event, on such day.

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SECTION 2.15. Increased Costs. (a)  If any Change in Law shall:

(i)  impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate);

(ii)  impose on any Lender or the applicable interbank market any other condition (other than Taxes) affecting this Agreement or Term Benchmark Loans made by such Lender or participation therein; or

(iii)  subject the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Term Benchmark Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by the Administrative Agent or such Lender (whether of principal, interest or otherwise) by an amount deemed by the Administrative Agent or such Lender to be material, then the Borrower will pay to the Administrative Agent or such Lender, as the case may be, such additional amount or amounts as will compensate the Administrative Agent or such Lender, as the case may be, for such additional costs incurred or reduction suffered.

(b)  If any Lender determines that any Change in Law regarding capital requirements or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Commitments of, or Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)  A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section, together with a reasonably detailed description of the basis therefor, and including a certification by such Lender that its claim for such compensation has been calculated and made in the same manner as under other credit agreements with other borrowers that are similarly situated and with respect to which the event entitling such Lender to compensation hereunder also entitled such Lender to compensation thereunder, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Notwithstanding anything to the contrary in this Section 2.15, a Lender shall not submit a claim for compensation under this Section based upon clause (ii) of the proviso in the definition of “Change in Law” unless it shall have determined that the making of such claim is consistent with its general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims.

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(d)  Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)  For the avoidance of doubt, the amount or amounts payable by the Borrower pursuant to this Section 2.15 shall not include any amount or amounts payable by the Borrower pursuant to Section 2.19.

SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith) or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Term Benchmark Loan, such loss, cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Term SOFR Rate, , that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest (as reasonably determined by such Lender) which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency and of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, together with a reasonably detailed calculation of such amount, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

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SECTION 2.17. Taxes. (a)  Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes; provided that if applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from such payments, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable shall be increased as necessary so that after such deduction (including any such deductions and withholdings applicable to additional sums payable under this Section 2.17(a)) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)  In addition, and without duplication of paragraph (a) hereof, the Borrower shall timely pay, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)  The Borrower shall indemnify the Administrative Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes paid or payable by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any reasonable expenses (other than Excluded Taxes) arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Administrative Agent or such Lender, as the case may be, provides the Borrower with a written record therefor setting forth in reasonable detail the basis and calculation of such amounts.

(d)  As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, to the extent such a receipt is issued therefor, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

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(e)  (i)  Any Lender that is entitled to an exemption from or reduction of any withholding Tax with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.17(e)(i)(A)-(E) and (e)(ii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing, each Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as required upon the expiration, obsolescence or invalidity, and upon the request of the Borrower or the Administrative Agent, but only if such Lender is legally entitled to do so), whichever of the following is applicable:

(A)  in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States of America is a party (x) with respect to payments of interest under this Agreement or any other Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement or any other Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B)  executed originals of Internal Revenue Service Form W-8ECI;

(C)  in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”), and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable;

(D)  any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent IRS Form W-9 or any subsequent versions thereof or successors thereto, properly completed and duly executed, certifying that such Lender is exempt from U.S. Federal backup withholding Tax. If any Lender fails to deliver Form W-9 or any subsequent versions thereof or successors thereto as required herein, then the Borrower may withhold from any payment to such party an amount equivalent to the applicable backup withholding Tax imposed by the Code, without reduction;

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(E)  to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or participating Lender granting a typical participation), executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct or indirect partner; or

(F)  executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(ii)  If a payment made to a Lender under any Loan Document would be subject to withholding of U.S. Federal withholding Tax under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.17(e)(ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f)  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified or with respect to which additional amounts have been paid pursuant to this Section 2.17, it shall pay over such refund to the indemnifying party (but only to the extent of indemnity payments made, or additional amounts paid under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such indemnifying party, upon the request of such indemnified party, agrees to repay the amount paid over to such indemnifying party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such indemnified party in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (f) shall not be construed to require any party to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

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(g)  Any Lender claiming an indemnity payment or additional amounts payable pursuant to this Section 2.17 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested by the Borrower following the reasonable written request by the Borrower if the making of such a filing would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, require the disclosure of information that the Lender reasonably considers confidential or be otherwise disadvantageous to such Lender.

(h)  Each Lender shall indemnify the Administrative Agent within 10 days after demand therefor, for the full amount of (i) any Indemnified Taxes (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so) and any Excluded Taxes attributable to such Lender that are paid or payable by the Administrative Agent, and reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (h).

(i)  For purposes of this Section 2.17, the term “applicable law” includes FATCA.

SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a)  The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 383 Madison Avenue, New York, New York, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

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(b)  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)  If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any Exchange or (B) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof in a transaction that does not comply with the terms of Section 9.04(f) (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)  Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.

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(e)  If any Lender shall fail to make any payment required to be made by it pursuant to 2.06(a) or (b), 2.17(h), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion, notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) of this Section 2.18(e), in any order as determined by the Administrative Agent in its discretion.

SECTION 2.19. [Reserved].

SECTION 2.20. Mitigation Obligations; Replacement of Lenders. (a)  If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not, in the reasonable judgment of such Lender, otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)  If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement (or, in the case of any such assignment resulting from a Lender having become a Non-Consenting Lender, all of its interests, rights and obligations under this Agreement as a Lender) to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including, if applicable, the prepayment fee pursuant to Section 2.11(h)) (if applicable, in each case only to the extent such amounts relate to its interest as a Lender), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (B) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (C) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver, consent, as the case may be. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided that any such documents shall be without recourse to or warranty by the parties thereto.

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SECTION 2.21. [Reserved].

SECTION 2.22. [Reserved].

SECTION 2.23. [Reserved].

SECTION 2.24. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then for so long as such Lender is a Defaulting Lender, the Commitment of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof.

ARTICLE III

Representations and Warranties

Each of the Parent and the Borrower represents and warrants to the Lenders that:

SECTION 3.01. Organization; Powers. Each of the Parent and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

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SECTION 3.02. Authorization; Enforceability. The Transactions entered or to be entered into by each Loan Party are within such Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Parent and the Borrower and constitutes, and each other Loan Document to which any Loan Party is or is to be a party constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Parent, the Borrower and such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except registrations and filings necessary to perfect Liens created under the Loan Documents and, with respect to the Acquisition, such as will be obtained on or prior to the Closing Date, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any Restricted Subsidiary or its assets the violation or breach of which would result in or would reasonably be expected to result in a Material Adverse Effect, or give rise to a right thereunder to require any payment to be made by the Parent or any Restricted Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent or any Restricted Subsidiary, except Liens created under the Loan Documents.

SECTION 3.04. Financial Condition; No Material Adverse Change. (a)  The Parent has heretofore furnished to the Lenders (i) the consolidated balance sheet of the Parent as of December 31, 2023, December 31, 2022 and December 31, 2021, and (ii) the statements of income, stockholders equity and cash flows of the Parent for December 31, 2023, December 31, 2022 and December 31, 2021, reported, in the case of clauses (i) and (ii) on by Deloitte & Touche LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b)  [Reserved].

(c)  Since December 31, 2023, there has been no material adverse change in the business, assets, operations or financial condition of the Parent and the Restricted Subsidiaries, taken as a whole.

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SECTION 3.05. Litigation and Environmental Matters. (a)  There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent or the Borrower, threatened against or affecting the Parent or any Restricted Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b)  Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Parent nor any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c)  Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.06. Compliance with Laws and Agreements. Each of the Parent and the Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 3.07. Investment Company Status. Neither the Parent nor any other Loan Party is required to register as an “investment company” as that term is defined in the Investment Company Act of 1940.

SECTION 3.08. Taxes. Each of the Parent and the Restricted Subsidiaries has timely filed or caused to be filed all Federal and other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Parent or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.09. ERISA. (a)  Each of the Parent and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect.

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(b)  Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan. With respect to each Foreign Pension Plan, none of the Parent, its Affiliates or any of their respective directors, officers, employees or agents has engaged in a transaction that could subject the Parent or any Restricted Subsidiary, directly or indirectly, to a tax or civil penalty that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Foreign Pension Plans would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. Disclosure. None of the reports, financial statements or other information furnished by or on behalf of the Parent or the Borrower to the Administrative Agent or any Lender in connection with the negotiation of the Loan Documents or delivered thereunder, taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information or any information concerning future proposed and intended activities of the Parent and the Restricted Subsidiaries, the Parent and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections and information are forward looking statements which by their nature are subject to significant uncertainties and contingencies, many of which are beyond the Parent’s and the Borrower’s control, and that actual results may differ, perhaps materially, from those expressed or implied in such forward looking statements, and no assurance can be given that the projections will be realized).

SECTION 3.11. Federal Reserve Regulations. None of the Parent or any Restricted Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board) or extending credit for the purpose of purchasing or carrying margin stock. The Borrower will not use the proceeds of the Loans, directly or indirectly, for any purpose that is in violation of any of Regulations T, U and X of the Board.

SECTION 3.12. Properties. (a)  Each of the Parent and its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and any other Liens permitted under Section 6.02.

(b)  Each of the Parent and its Restricted Subsidiaries owns, or is licensed, or otherwise permitted, to use, all Intellectual Property material to the business of the Parent and the Restricted Subsidiaries (taken as a whole) as presently conducted, and the use thereof by the Parent and its Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

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(c)  As of the Effective Date, no Loan Party has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein owned by a Loan Party is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

SECTION 3.13. Collateral Matters. (a)  The Collateral Agreement, upon execution and delivery thereof by the parties thereto and the effectiveness of the security interest created thereby on the Collateral Attachment Date pursuant to the terms thereof, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral (as defined therein) constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Collateral Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person, and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 6.02.

(b)  Each Mortgage, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law, and when the Mortgages have been recorded or filed, as applicable, in the jurisdictions specified therein, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, but subject to Liens permitted by Section 6.02.

(c)  Upon the recordation of the Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Borrower and the Administrative Agent) with the United States Copyright Office pursuant to 17 U.S.C. § 205 and the regulations thereunder or with the United States Patent and Trademark Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person, but subject to Liens permitted by Section 6.02 (it being understood that subsequent recordings in the United States Copyright Office or the United States Patent and Trademark Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the date of such recordation).

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(d)  Each Security Document, other than any Security Document referred to in the preceding paragraphs of this Section, upon execution and delivery thereof by the parties thereto and the effectiveness of the security interest created thereby on the Collateral Attachment Date pursuant to the terms thereof and the making of the filings and taking of the other actions provided for therein, will be effective under applicable law to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral subject thereto, and will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral subject thereto, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 6.02.

(e)  This Section 3.13 shall not apply during any Collateral Release Period.

SECTION 3.14. Anti-Corruption Laws and Sanctions. The Parent has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Parent and its Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions, and the Parent and its Subsidiaries and their respective officers and directors and, to the knowledge of the Parent and the Borrower, their respective employees and agents, are in compliance with applicable Anti-Corruption Laws and Sanctions in all material respects. None of (a) the Parent or any Subsidiary, (b) to the knowledge of the Parent or the Borrower, any director, officer or employee of the Parent or any Subsidiary or (c) to the knowledge of the Parent or the Borrower, any agent of the Parent or any Subsidiary that will act in any capacity in connection with or benefit directly from the credit facility established hereby, is a Sanctioned Person or in violation of any applicable Sanctions. No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate applicable Anti-Corruption Laws or applicable Sanctions.

SECTION 3.15. Insurance. Schedule 3.15 sets forth a true, complete and correct description of all insurance maintained by or on behalf of the Parent or any Loan Party as of the Effective Date. As of the Effective Date, such insurance is in full force and effect and all premiums in respect of such insurance have been paid. The Parent and the Borrower believe that the insurance maintained by or on behalf of the Parent, the Borrower and the other Restricted Subsidiaries is in such amounts (with no greater risk retention) and against such risks as is adequate.

SECTION 3.16. Use of Proceeds. The proceeds of the Bridge Loans, together with the proceeds of term loans and revolving loans borrowed under the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the proceeds of Second Lien Bridge Loans and/or the proceeds of Permanent Acquisition Financing Indebtedness and cash on hand of the Borrower, will be used by the Borrower solely to finance any amount payable under or in connection with the Acquisition and the acquisition of any Target Shares to be acquired after the Acquisition Completion Date pursuant to a Squeeze-Out Procedure, to consummate the Existing Indebtedness Refinancing and to pay the Transaction Costs.

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SECTION 3.17. Solvency. As of the Closing Date, after giving effect to the Transactions and giving effect to the rights of indemnification, subrogation and contribution under the Collateral Agreement, (a) the sum of the debt and liabilities (subordinated, contingent or otherwise) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, does not exceed the fair value of the assets (at a fair valuation) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, (b) the present fair saleable value of the assets (at a fair valuation) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, is greater than the amount that will be required to pay the probable liabilities of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, on their debts and other liabilities subordinated, contingent or otherwise as they become absolute and matured; (c) the capital of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, is not unreasonably small in relation to the business of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, as conducted or contemplated as of the date hereof; and (d) the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debt or other liabilities as they become due (whether at maturity or otherwise). For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

SECTION 3.18. Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

ARTICLE IV

Conditions

SECTION 4.01. Effectiveness. The effectiveness of this Agreement and the obligations of the Lenders to make Bridge Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02), it being understood and agreed that the obligations of the Lenders to make Loans hereunder shall be further subject to the conditions set forth in Sections 4.02 and 4.03(a):

(a)  The Administrative Agent shall have received from the Borrower, the Parent, and each Lender, either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

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(b)  The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, and the Lenders) of each of (i) Allen Overy Shearman Sterling (US) LLP, counsel for the Loan Parties, and (ii) the general counsel of the Parent and the Borrower (A) dated as of the Effective Date and (B) in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(c)  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)  (i) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, if qualified as to materiality, in all respects) on and as of the Effective Date after giving effect to the Transactions to occur on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date) and (ii) after giving effect to the Transactions to occur on the Effective Date, no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent and the Arranger shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower as to the foregoing.

(e)  The Administrative Agent shall have received from the Borrower, the Parent and each other Loan Party, either (i) a counterpart of the Guarantee Agreement and the Collateral Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging of a signed signature page of this Agreement) that such party has signed a counterpart of the Guarantee Agreement and the Collateral Agreement.

(f)  [Reserved].

(g)  The Administrative Agent shall have received, at least three Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations with respect to the Borrower and each Guarantor, including the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case to the extent requested in writing at least ten Business Days prior to the Effective Date.

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(h)  The Parent and the Borrower shall have executed and delivered to the Arranger the Syndication Letter and the Fee Letters.

(i)  The Administrative Agent shall have received a copy, in substantially final form and in form and substance reasonably satisfactory to the Administrative Agent, of the Announcement.

(j)  The Administrative Agent shall have received copies of each of the Intercreditor Agreements, the Backstop Credit Agreement and the Second Lien Bridge Credit Agreement, in each case, executed by each of the parties thereto, and the Effective Date under (and as defined in) each of the Backstop Credit Agreement and the Second Lien Bridge Credit Agreement shall, in each case, have occurred (or shall occur substantially concurrently with the Effective Date hereunder).

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02. Closing Date. The obligation of each Lender to make its Bridge Loans hereunder on the Closing Date shall be subject to the occurrence of the Effective Date, the receipt by the Administrative Agent of a Borrowing Request therefor in accordance with Section 2.03 and the satisfaction (or waiver in accordance with Section 9.02) of the following conditions, it being understood and agreed that the obligations of the Lenders to make the Bridge Loans hereunder shall be further subject to the conditions set forth in Section 4.03(a):

(a)  the Administrative Agent shall have received a certificate dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming that:

(i)  if the Acquisition is to be implemented by means of a Scheme, (A) no Major Default has occurred and is continuing or would result from the funding of the Bridge Loans on the Closing Date and (B) the Scheme Court Order has been delivered to the Registrar; or

(ii)  if the Acquisition is to be implemented by means of an Offer, (A) the Offer has been declared unconditional and (B) no Major Default has occurred and is continuing or would result from the funding of the Bridge Loans on the Closing Date.

(b)  the Administrative Agent shall have received a certificate from the chief financial officer of the Parent in substantially the form of Exhibit E hereto confirming the solvency of the Parent and its Subsidiaries on a consolidated basis after giving effect to the Transactions.

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SECTION 4.03. Certain Funds Period.

(a)  Subject to Section 4.02, during the Certain Funds Period, each Lender will be obligated to make its Bridge Loans on the Closing Date unless, on the Closing Date:

(i)  a Major Default has occurred and is continuing or would result from the making of the Bridge Loans; or

(ii)  due to a change in law after the date that such Lender becomes a Lender under this Agreement, it has become unlawful in any applicable jurisdiction for such Lender to perform any of its obligations to lend or participate in any Bridge Loans (provided that this shall be without prejudice to the obligations of all of the other Lenders).

(b)  During the Certain Funds Period (save in circumstances where, because of the occurrence of any of the events specified in Section 4.03(a), a Lender is not obliged to make its Bridge Loans on the Closing Date), none of the Administrative Agent or the Lenders shall be permitted or entitled to (or to take any action or threaten to):

(i)  cancel the Commitment of any Lender;

(ii)  rescind, terminate or cancel this Agreement or the Bridge Loans or exercise any similar right or remedy or make or enforce any claim under the Loan Documents or under any applicable law it may have or take any other action, in each case, to the extent to do so would or will prevent or limit (A) the making of the Bridge Loans or (B) the Borrower from applying the proceeds of the Bridge Loans in accordance with Section 5.08;

(iii)  in the case of any Lender, refuse or fail to make or participate in the making of the Bridge Loans;

(iv)  exercise any right of netting, set-off or counterclaim in respect of the Bridge Loans to the extent to do so would or will prevent or limit the making of the Bridge Loans;

(v)  cancel, accelerate, make demand for or cause repayment or prepayment of any amounts owing under this Agreement or under any other Loan Document to the extent to do so would or will prevent or limit the making of the Bridge Loans or which would require the same to be repaid, prepaid or canceled; or

(vi)  exercise any other right or remedy or take any other action or make or enforce any claim (in its capacity as Lender) which would directly or indirectly prevent any Loan from being made;

provided that immediately upon the expiration of the Certain Funds Period all such rights, remedies and entitlements shall, to the extent otherwise permitted, be available to the Administrative Agent and the Lenders notwithstanding that they may not have been used or been available for use during the Certain Funds Period.

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(c)  Notwithstanding any other term of any of the Loan Documents, if any other term of the Loan Documents is contrary to or inconsistent with this Section 4.03, then the terms of this Section 4.03 shall prevail in all respects.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and expenses and other amounts (other than contingent amounts not yet due) payable hereunder shall have been paid in full, the Parent and the Borrower covenant and agree with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Parent or the Borrower will furnish to the Administrative Agent (and, when furnished, the Administrative Agent will promptly furnish to the Lenders):

(a)  within 90 days after the end of each fiscal year of the Parent, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit (other than any qualification or exception that is expressly solely with respect to, or expressly resulting solely from, an upcoming maturity of the Loans or Commitments under this Agreement within one year following the date of such report of any actual or potential inability to satisfy any financial maintenance covenant at such time or on a future date or in a future period)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and accompanied by a narrative report describing the financial position, results of operations and cash flows of the Parent and the consolidated Subsidiaries; provided that it is understood and agreed that the delivery of the Parent’s Form 10-K and annual report for the applicable fiscal year shall satisfy the requirements of this clause (a);

(b)  within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, its condensed consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and accompanied by a narrative report describing the financial position, results of operations and cash flows of the Parent and the consolidated Subsidiaries; provided that it is understood and agreed that the delivery of the Parent’s Form 10-Q for the applicable fiscal quarter shall satisfy the requirements of this clause (b) if such materials contain the information required by this clause (b);

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(c)  concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Parent (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) stating whether any change in GAAP or in the application thereof affecting the financial statements accompanying such certificate in any material respect has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on such financial statements;

(d)  promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Parent to its shareholders generally, as the case may be; and

(e)  promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Parent or any Restricted Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

Any financial statement, report, proxy statement or other material required to be delivered pursuant to clause (a), (b) or (d) of this Section shall be deemed to have been furnished to the Administrative Agent and each Lender on the date that the Parent notifies the Administrative Agent that such financial statement, report, proxy statement or other material is posted on the Securities and Exchange Commission’s website at www.sec.gov or on the Parent’s website at www.aam.com; provided that the Administrative Agent will promptly inform the Lenders of any such notification by the Parent.

In addition, the Parent and the Borrower shall hold quarterly conference calls for the Lenders regarding its financial information for the previous quarter; provided that the Parent’s quarterly earnings call shall satisfy the foregoing requirement in respect of any fiscal quarter if the Lenders are given the opportunity to participate in such quarterly earnings call. In the event that the Parent ceases to hold quarterly earnings calls or the Lenders are not permitted to so participate therein, at the request of the Administrative Agent, the Parent and the Borrower shall hold such quarterly conference calls at a time mutually agreed with the Administrative Agent reasonably promptly following delivery of the financial statements required under Section 5.01(a) or Section 5.01(b), as applicable. The scheduled time of any quarterly call shall be communicated to the Lenders reasonably in advance thereof which, in the case of Parent’s earnings call, may be communicated in the manner normally provided in respect of such earnings call.

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SECTION 5.02. Notices of Material Events. The Parent or the Borrower will furnish to the Administrative Agent (and when furnished, the Administrative Agent will promptly furnish to the Lenders) written notice of the following, promptly after any executive officer or Financial Officer of the Parent or the Borrower obtains actual knowledge thereof:

(a)  the occurrence of any Default;

(b)  the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Parent or any Subsidiary that involves a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(c)  the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would result in or would reasonably be expected to result in a Material Adverse Effect; and

(d)  any other development that would result in or would reasonably be expected to result in a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Parent or the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that (i) the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (ii) neither the Parent nor any of its Restricted Subsidiaries shall be required to preserve any rights, licenses, permits or franchises, if the Parent or such Restricted Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business and if the loss thereof would not have and would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04. Payment of Taxes. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, pay its Tax liabilities that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Parent, the Borrower or such other Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

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SECTION 5.05. Maintenance of Properties; Insurance. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are reasonable and prudent, as well as such insurance as is required by any Security Document. With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency as a Special Flood Hazard Area with respect to which flood insurance has been made available under any of the Flood Insurance Laws to have special flood hazards, the applicable Loan Party has obtained, and will maintain, with financially sound and reputable insurance companies, such flood insurance as is required under applicable Flood Insurance Laws, or as otherwise reasonably required by the Collateral Agent. The Borrower will furnish to the Lenders, upon reasonable request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

SECTION 5.06. Books and Records; Inspection Rights. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, keep proper financial books of record and account in which full, true and correct entries are made of all financial dealings and transactions in relation to its business and activities in order to produce its financial statements in accordance with GAAP. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice and at the applicable Lender’s expense, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested (subject to reasonable requirements of confidentiality, including requirements imposed by law or contract).

SECTION 5.07. Compliance with Laws. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Parent and the Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. No Borrowing will be made, and no proceeds of any Borrowing will be used, (a) for the purpose of funding payments to any officer or employee of a Governmental Authority, Person controlled by a Governmental Authority, political party, official of a political party, candidate for political office or other Person acting in an official capacity, in each case in violation of applicable Anti-Corruption Laws, (b) for the purpose of financing the activities of, or any transaction with, any Sanctioned Person or in any Sanctioned Country, or (c) in any manner that would result in the violation of Sanctions by any party hereto.

SECTION 5.08. Use of Proceeds. The proceeds of the Bridge Loans, together with the proceeds of term loans and revolving loans borrowed under the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the proceeds of Second Lien Bridge Loans and/or the proceeds of Permanent Acquisition Financing Indebtedness and cash on hand of the Borrower, will be used by the Borrower solely to finance any amount payable under or in connection with the Acquisition and the acquisition of any Target Shares to be acquired after the Acquisition Completion Date pursuant to a Squeeze-Out Procedure, to consummate the Existing Indebtedness Refinancing and to pay the Transaction Costs. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

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SECTION 5.09. Additional Subsidiary Loan Parties. If any Subsidiary Loan Party is formed or otherwise acquired after the date hereof or any Subsidiary that is not a Subsidiary Loan Party subsequently becomes a Subsidiary Loan Party (including upon the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary or upon any Excluded Subsidiary ceasing to constitute an Excluded Subsidiary), then, in each case, within 60 days thereafter (which period may be extended by the Administrative Agent in its sole discretion) the Parent or the Borrower shall notify the Administrative Agent thereof and cause such Subsidiary to (i) execute a supplement to the Guarantee Agreement (substantially in the form provided as an annex thereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent) in order to become a Guarantor and (ii) satisfy the Collateral Requirement (prior to the Closing Date, subject to clause (b) of the final paragraph of the definition thereof); provided however that clause (ii) of this Section shall not apply during any Collateral Release Period.

SECTION 5.10. Information Regarding Collateral. (a)  The Parent or the Borrower will furnish to the Collateral Agent prompt written notice of any change (i) in the legal name of any Loan Party, as set forth in its organizational documents, (ii) in the jurisdiction of organization or the form of organization of any Loan Party (including as a result of any merger or consolidation), or (iii) in the organizational identification number, if any, or, with respect to any Loan Party organized under the laws of a jurisdiction that requires such information to be set forth on the face of a Uniform Commercial Code financing statement, the Federal Taxpayer Identification Number of such Loan Party. The Parent and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been, or simultaneously will be, made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral (it being understood that the foregoing shall not be construed to prohibit any such change from being effected prior to the Closing Date; provided that the Parent and the Borrower comply with the notification requirements set forth in the immediately preceding sentence).

(b)  The Borrower (i) will furnish to the Collateral Agent and the Administrative Agent prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (ii) will ensure that the net proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Loan Documents.

(c)  This Section 5.10 shall not apply during any Collateral Release Period.

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SECTION 5.11. Further Assurances. (a)  Each of the Parent and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral Requirement to be and remain satisfied at all times or otherwise to effectuate the provisions of the Loan Documents, all at the expense of the Loan Parties, and will provide the Administrative Agent with such information regarding the Collateral as the Administrative Agent may reasonably request.

(b)  If any material assets (including any land and buildings or any interest therein having an aggregate book value or purchase price exceeding $50,000,000, other than Excluded Assets) are acquired by any Loan Party after the Effective Date, (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Parent and the Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations (in the same manner as Collateral under the Collateral Agreement secures the Secured Obligations) and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to cause the Collateral Requirement to be satisfied with respect to such assets (prior to the Closing Date, subject to clause (b) of the final paragraph of the definition thereof), including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

(c)  This Section 5.11 shall not apply during any Collateral Release Period.

SECTION 5.12. [Reserved].

SECTION 5.13. Designation of Subsidiaries. The Parent may at any time designate any Restricted Subsidiary (other than the Borrower) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after such designation, no Event of Default shall have occurred and be continuing or would immediately result from such designation and (b) immediately after giving effect to such designation, the Total Net Leverage Ratio, calculated on a Pro Forma Basis, shall not exceed the Applicable Total Net Leverage Ratio. The Parent may not designate a Restricted Subsidiary as an Unrestricted Subsidiary if, at the time of such designation (and, thereafter, any Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary automatically if) (i) such Restricted Subsidiary or any of its subsidiaries is a “restricted subsidiary” or a “guarantor” (or any similar designation) for any Designated Indebtedness or (ii) such Restricted Subsidiary or any of its subsidiaries owns any Equity Interests or Indebtedness of, or holds any Lien on any property of, the Parent, the Borrower or any other Subsidiary (other than (x) any subsidiary of such Restricted Subsidiary and (y) any Unrestricted Subsidiary). The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an investment by the parent company of such Subsidiary therein under Section 6.04 at the date of designation in an amount equal to the fair market value (as determined by the Parent in good faith) of the net assets of such parent company’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary, and the making of an investment by such Subsidiary in any investments of such Subsidiary, in each case existing at such time. Prior to any designation made in accordance with this Section 5.13, the Parent shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that the designation satisfies the applicable conditions set forth in this Section 5.13, including reasonably detailed calculations demonstrating compliance with clause (b) above.

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SECTION 5.14. Post-Closing Matters. Each of the Parent and the Borrower will, and will cause each Subsidiary Loan Party to, deliver to Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, each of the items described on Schedule 5.14 hereof on or before the dates specified with respect to such items on Schedule 5.14 (or, in each case, such later date as may be agreed to by Administrative Agent in its sole discretion).

SECTION 5.15. Acquisition Undertakings. (a)  In each case subject to any confidentiality, regulatory or legal restrictions relating to the supply of such information (other than, in the case of any confidentiality restriction, any such restriction created by an Initial Obligor), the Parent and the Borrower shall keep the Administrative Agent informed as to any material developments in relation to the Acquisition (including, if the Acquisition is effected by means of an Offer, by promptly delivering to the Administrative Agent copies of any press releases required to be made by the Parent under the Takeover Code (including press releases in respect of any irrevocable acceptances received in relation to the Offer)) and will:

(i)  promptly notify the Administrative Agent in writing of the making, and the date of, any Election;

(ii)  if the Acquisition is to be implemented by means of a Scheme, (A) notify the Administrative Agent promptly in writing after becoming aware that the Scheme Court Order has been issued and a copy has been delivered to the Registrar and (B) promptly following receipt, deliver to the Administrative Agent (1) a copy of the Scheme Court Order, (2) a copy of the Scheme Circular and (3) the Scheme Resolution passed at the Target General Meeting, in each case for information purposes only and not required to be in form and substance satisfactory to the Administrative Agent and the Lenders; and

(iii)  if the Acquisition is to be implemented by means of an Offer, (A) notify the Administrative Agent promptly in writing after becoming aware that (1) the Offer Documents have been sent to the Target Shareholders and the date on which the same were sent to the Target Shareholders and (2) the Offer has become, or been declared, unconditional and (B) promptly deliver to the Administrative Agent (1) a copy of the Offer Press Release and (2) a copy of the Offer Documents, in each case for information purposes only and not required to be in form and substance satisfactory to the Administrative Agent and the Lenders.

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(b)  The Parent shall not:

(i)  waive or amend any condition relating to the Acquisition where such waiver or amendment would be reasonably expected to be materially adverse to the interests of the Lenders (or allow the material terms of any Scheme Circular or Offer Document to deviate from the terms set forth in the draft Announcement delivered under paragraph (i) of Section 4.01 in a manner that would be reasonably expected to be materially adverse to the interests of the Lenders), except (A) to the extent required by the Takeover Code, the Takeover Panel, the Court or any other applicable law, regulation or regulatory body, (B) the waiver of any condition relating to the Acquisition where such waiver does not relate to a condition which the Parent reasonably considers that it would be entitled, in accordance with Rule 13.5(a) of the Code, to invoke so as to cause the Offer not to proceed, lapse or be withdrawn, (C) increasing the price to be paid for the Target Shares, (D) in relation to any election made to undertake the Acquisition by way of an Offer rather than pursuant to the Scheme (or vice versa) and/or (E) in relation to extending the period in which holders of the Target Shares may consider the terms of the Scheme or, as the case may be, accept the Offer, including (1) in relation to an extension to any date for any meeting or court hearing and/or (2) by reason of the adjournment of any meeting or court hearing, in each case, in connection with the Scheme or, as the case may be, the Offer; provided that, for the avoidance of doubt, no extension of any period contemplated in this clause (E) shall operate or be construed as an extension of the Certain Funds Period; or

(ii)  if the Acquisition is implemented by means of the Offer, reduce the acceptance threshold below 90% of the Target Shares.

(c)  The Parent shall comply in all material respects with the Takeover Code (subject to any waiver or dispensation of any kind granted by, or requirement of, the Takeover Panel or the Court) and with all applicable laws or regulations relating to the Acquisition, except where noncompliance therewith could not reasonably be expected to be materially adverse to the interests of the Lenders (taken as a whole) under the Loan Documents.

(d)  The Initial Obligors shall:

(i)  if the Acquisition is being effected by means of an Offer and the Parent becomes entitled to implement the Squeeze-Out Procedure (1) promptly (and in any event within the maximum time period prescribed for such actions) give notice to all other holders of Target Shares that it intends to acquire all their Target Shares pursuant to the Squeeze-Out Procedure and (2) comply with all of the applicable provisions of the Companies Act to enable it to complete the Squeeze-Out Procedure on or before the latest date on which a Squeeze-Out Procedure may be completed in accordance with Chapter 3 of Part 28 of the Act; and

(ii)  if the Acquisition is being effected by means of a Scheme or if the Acquisition is being effected by means of an Offer and to the extent the Parent owns or controls not less than 75% of the voting rights of all members of Target and in each case to the extent permitted by law, the Obligors shall procure that the Re-Registration Date occurs as soon as reasonably practicable after the Acquisition Completion Date.

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SECTION 5.16. Outbound Investment Rules. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and expenses and other amounts (other than contingent amounts not yet due) payable hereunder have been paid in full, the Parent and the Borrower covenant and agree with the Lenders that:

SECTION 6.01. Indebtedness; Disqualified Equity Interests. (a)  The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, including pursuant to any Guarantee of Indebtedness of the Parent or another Restricted Subsidiary, except:

(i)  Indebtedness owing to the Parent or another Restricted Subsidiary; provided that (x) such Indebtedness is otherwise permitted under Section 6.04 and (y) if such Indebtedness is owed by a Loan Party to a non-Loan Party, such Indebtedness is subordinated to the Indebtedness under the Loan Documents and pledged to the Collateral Agent;

(ii)  Guarantees of Indebtedness of the Parent or a Restricted Subsidiary, if also permitted by Section 6.04;

(iii)  Indebtedness under the Loan Documents and Indebtedness issued under the Exchange Notes Indenture pursuant to Section 2.05 hereof;

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(iv)  (A) the Senior Notes outstanding on the Effective Date and any Permitted Refinancing Indebtedness incurred to refinance any such Senior Notes (it being understood and agreed that, for purposes of this Section, any Indebtedness that is incurred for the purpose of repurchasing or redeeming any Senior Notes (or any Permitted Refinancing Indebtedness in respect thereof) shall, if otherwise meeting the requirements set forth above and in the definition of the term “Permitted Refinancing Indebtedness”, be deemed to be Permitted Refinancing Indebtedness in respect of the Senior Notes (or such Permitted Refinancing Indebtedness), and shall be permitted to be incurred and be in existence, notwithstanding that the proceeds of such Permitted Refinancing Indebtedness shall not be applied to make such repurchase or redemption of the Senior Notes (or such Permitted Refinancing Indebtedness) immediately upon the incurrence thereof, if the proceeds of such Permitted Refinancing Indebtedness are retained and applied to repay the Senior Notes or such Permitted Refinancing Indebtedness in accordance with Section 6.02(n)) and (B) other Indebtedness existing as of the Effective Date and, to the extent in an outstanding principal amount in excess of $5,000,000, set forth on Schedule 6.01 hereto and any Permitted Refinancing Indebtedness incurred to refinance any such Indebtedness;

(v)  (A) Indebtedness of the Parent or any Restricted Subsidiary incurred to finance the acquisition, construction, lease or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed by the Parent or any Restricted Subsidiary in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that such Indebtedness is incurred prior to or within 360 days after such acquisition or lease or the completion of such construction or improvement, and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred or assumed pursuant to clause (A) above; provided further that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (v) shall not exceed the greater of (x) $250,000,000 and (y) 4.50% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(vi)  (A) Indebtedness of any Person (other than an Unrestricted Subsidiary) that becomes a Restricted Subsidiary (or of any Person (other than an Unrestricted Subsidiary) not previously a Restricted Subsidiary that is merged or consolidated with or into the Parent or a Restricted Subsidiary in a transaction permitted hereunder) after the date hereof (including as a result of the consummation of the Acquisition), or Indebtedness of any Person (other than an Unrestricted Subsidiary) that is assumed by the Parent or any Restricted Subsidiary in connection with an acquisition of assets by the Parent or such Restricted Subsidiary in a Permitted Acquisition or as a result of the consummation of the Acquisition; provided that (x) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary (or such merger or consolidation) or such assets being acquired and (y) except in connection with any such Indebtedness assumed as a result of the consummation of the Acquisition, immediately after giving effect to the assumption of such Indebtedness, the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed the Applicable Total Net Leverage Ratio as of such day and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above;

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(vii)  other Indebtedness of any Foreign Subsidiary; provided that the aggregate principal amount of Indebtedness permitted by this clause (vii) (other than Indebtedness owing by a Foreign Subsidiary to another Foreign Subsidiary) shall not exceed the greater of (x) $600,000,000 and (y) 7.75% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(viii)  (A) Alternative Incremental Facility Debt; provided that (x) the aggregate principal amount of Alternative Incremental Facility Debt shall not exceed the Alternative Incremental Facility Debt Basket, (y) at the time of and after giving effect to the incurrence thereof, no Default shall have occurred and be continuing (provided that if the proceeds of such Alternative Incremental Facility Debt are to be used to finance a Limited Condition Transaction, then the condition set forth in this clause (y) shall be limited to the Events of Default set forth in clauses (a), (b), (i) and (j) of Article VII; provided that no Default shall have occurred and be continuing on the date on which the binding agreement for such Limited Condition Transaction is entered into), and (z) after giving effect to the incurrence of such Indebtedness and the application of the proceeds therefrom, (1) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed the Applicable Total Net Leverage Ratio as of such day and (2) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, is not less than 3.00 to 1.00 (provided that if the proceeds of such Alternative Incremental Facility Debt are to be used to finance a Limited Condition Transaction, then the condition precedent set forth in this clause (z) may be required, at the option of the Borrower, to be satisfied as of the date on which the binding agreement for such Limited Condition Transaction is entered into, rather than on the date of the incurrence of such Alternative Incremental Facility Debt) and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided further that such Indebtedness shall not be permitted during a Collateral Release Period unless such Indebtedness is unsecured;

(ix)  Receivables Financing Debt attributable to any Permitted Receivables Financing; provided that the aggregate principal amount of Indebtedness permitted by this clause shall not exceed the sum of (A) the greater of (x) $250,000,000 and (y) 4.50% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date such Indebtedness is incurred plus (B) solely in respect of Receivables Financing Debt of Foreign Subsidiaries, the greater of (x) $250,000,000 and (y) 4.50% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date such Indebtedness is incurred;

(x)  (A) Credit Agreement Refinancing Indebtedness; provided that the Net Cash Proceeds from such Indebtedness are applied to repay Loans outstanding hereunder pursuant to Section 2.11(e) and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided further that Credit Agreement Refinancing Indebtedness shall not be permitted during a Collateral Release Period unless such Credit Agreement Refinancing Indebtedness is unsecured;

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(xi)  Indebtedness owed to any Person (including obligations in respect of letters of credit, bank guarantees and similar instruments for the benefit of such Person) providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(xii)  Indebtedness owed to any Person (including obligations in respect of letters of credit, bank guarantees and similar instruments for the benefit of such Person) in respect of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees and similar obligations (other than in respect of other Indebtedness), in each case provided in the ordinary course of business;

(xiii)  Indebtedness owed in respect of any overdrafts and related liabilities arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfers of funds; provided that such Indebtedness shall be repaid in full within five Business Days of the incurrence thereof;

(xiv)  Indebtedness of the Parent or any Restricted Subsidiary in the form of purchase price adjustments, earnouts, non-competition agreements or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with any Permitted Acquisition or other investment permitted under Section 6.04;

(xv)  Ratio Debt;

(xvi)  other Indebtedness not to exceed the greater of (x) $315,000,000 and (y) 6.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(xvii)  (A) First Lien Acquisition Indebtedness (including any notes or loans into which the Bridge Loans have been converted) and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that (x) the Net Cash Proceeds thereof shall be applied on the date of receipt thereof to prepay Loans in accordance with Section 2.11(e) (or, in the case of any such Net Cash Proceeds received prior to the Closing Date, the Commitments shall be automatically reduced in accordance with Section 2.08(a)) and (y) such Indebtedness shall at all times be subject to the Pari Passu Intercreditor Agreement;

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(xviii)  (A) the Second Lien Bridge Loans (including any notes or loans into which the Second Lien Bridge Loans have been converted), Junior Lien Acquisition Indebtedness and/or Unsecured Acquisition Indebtedness and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that (x) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xviii) shall not exceed $500,000,000 plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness and (y) in the case of any Second Lien Bridge Loans (including any notes or loans into which the Second Lien Bridge Loans have been converted) and Junior Lien Acquisition Indebtedness, such Indebtedness shall at all times be subject to the Junior Lien Intercreditor Agreement;

(xix)  if the Existing Credit Agreement Amendment is not obtained, from and after the Closing Date, (A) Indebtedness under the Backstop Credit Agreement and Alternative Incremental Facility Debt and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xix) shall not exceed an amount equal to $3,225,250,000, plus the Backstop Credit Agreement Incremental Amount plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness; provided that such Indebtedness shall at all times be subject to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable; and

(xx)  Indebtedness under the Existing Credit Agreement and Alternative Incremental Facility Debt and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) thereof; provided that (x) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xx) shall not exceed (1) prior to the Existing Credit Agreement Amendment Effective Date, $2,057,250,000 plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness and (2) on and after the Existing Credit Agreement Amendment Effective Date, an amount equal to $3,325,250,000, plus the Existing Credit Agreement Incremental Amount plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness; provided that such Indebtedness shall at all times be subject to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable; provided further that if the Existing Credit Agreement Amendment is not obtained, no Indebtedness shall be permitted under this clause (xx) from and after the Closing Date.

(b)  Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal amount of Indebtedness incurred pursuant to clauses (v) and (ix) of Section 6.01(a), together with the aggregate outstanding principal amount of all Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties (other than (x) any such Indebtedness owing to the Parent or any of the Restricted Subsidiaries and (y) prior to the Closing Date, Indebtedness permitted by Section 6.01(a)(ii)) and the aggregate outstanding principal amount of Indebtedness that is secured by a Lien that has priority over the Liens created under the Loan Documents shall not exceed the greater of (x) $1,300,000,000 and (y) 25.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent; provided that the foregoing shall not be construed to limit the incurrence of Indebtedness and Liens with respect to the Existing Credit Agreement or the Backstop Credit Agreement, in each case, as permitted under Section 6.01(a)(xix), Section 6.01(a)(xx), Section 6.02(q) and Section 6.02(r), respectively.

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(c)  On the Closing Date, the Dollar Component of each applicable clause under this Section 6.01 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.02. Liens. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)  Liens (i) created under the Loan Documents and (ii) securing Indebtedness issued under the Exchange Notes Indenture pursuant to Section 2.05; provided that such Liens in respect of the Exchange Notes Indenture shall at all time be subject to the Pari Passu Intercreditor Agreement; provided further that no such Liens shall be permitted during a Collateral Release Period;

(b)  Permitted Encumbrances;

(c)  any Lien on any property or asset of the Parent or any Restricted Subsidiary existing on the Effective Date (other than Liens of the type permitted under clause (g) of this Section) and, to the extent securing Indebtedness or other obligations in an outstanding principal or other amount in excess of $5,000,000, set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Parent or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)  any Lien existing on any property or asset prior to the acquisition thereof by the Parent or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary (other than an Unrestricted Subsidiary) (including pursuant to the Acquisition) prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Parent or any Restricted Subsidiary, (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof and (iv) if such Lien secures Indebtedness, such Indebtedness is permitted by Section 6.01(a)(vi);

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(e)  Liens on fixed or capital assets acquired, constructed or improved by the Parent or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness incurred to finance the acquisition, construction or improvement of such fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 360 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby is permitted by Section 6.01(a)(v) and does not exceed the cost of acquiring, constructing or improving such fixed or capital assets, and (iv) such Liens shall not apply to any other property or assets of the Parent or any Subsidiary (other than to accessions to such fixed or capital assets and provided that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender);

(f)  any (i) Lien on any property or asset of any Foreign Subsidiary in an aggregate amount at any time outstanding not exceeding the greater of (1) $600,000,000 and (2) 7.75% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent and (ii) other Lien on any property or asset of any Foreign Subsidiary; provided that (A) in respect of this sub-clause (ii), such Lien secures Indebtedness or other obligations of such Foreign Subsidiary that is not Guaranteed by any Loan Party and (B) with respect to Indebtedness such Indebtedness is permitted by Section 6.01;

(g)  Liens comprising easements, rights of way or other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or do not materially interfere with the ordinary conduct of business of the Parent or any Restricted Subsidiary;

(h)  assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing and Liens arising pursuant to a Permitted Receivables Financing on Receivables and Related Security sold or financed in connection with such Permitted Receivables Financing; provided that the related Receivables Financing Debt is permitted by Section 6.01;

(i)  any Lien not otherwise permitted by this Section to the extent that the aggregate outstanding principal amount of the obligations secured thereby does not exceed the greater of (x) $315,000,000 and (y) 6.00% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent; provided that any such Lien shall not attach to Restricted Property and, if any such Lien attaches to Collateral, such Lien shall be junior to the Liens granted pursuant to the Loan Documents;

(j)  any purchase option, call or similar right of a third party that owns Equity Interests in a NWO Subsidiary with respect to any Equity Interests in such NWO Subsidiary that are customary among parties to a joint venture;

(k)  Liens on the Collateral securing any Permitted Pari Passu Refinancing Debt, Permitted Junior Lien Refinancing Debt or Alternative Incremental Facility Debt and any Permitted Refinancing Indebtedness in respect of the foregoing; provided that such Liens attach only to the Collateral and are subject to the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreement, as applicable; provided further that such Liens shall not be permitted during a Collateral Release Period;

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(l)  Liens on Equity Interests in joint ventures; provided that any such Lien is in favor of a creditor of such joint venture and such creditor is not an Affiliate of any partner to such joint venture;

(m)  Liens securing Swap Agreements and submitted for clearing in accordance with applicable law and set-off and early termination rights under Swap Agreements; and

(n)  Liens on cash and Permitted Investments that are earmarked, set aside or deposited into segregated accounts to be used to satisfy or discharge Indebtedness; provided (i) such cash and/or Permitted Investments are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied or discharged, (ii) such Liens extend solely to the account in which such cash and/or Permitted Investments are deposited and are solely in favor of the Person or Persons holding the Indebtedness (or any agent or trustee for such Person or Persons) that is to be satisfied or discharged, (iii) the satisfaction or discharge of such Indebtedness is permitted hereunder and (iv) such satisfaction or discharge is consummated within a reasonable period after the incurrence of such Lien or within the time period required or permitted under the applicable Indebtedness;

(o)  Liens on the Collateral securing First Lien Acquisition Indebtedness (including any notes or loans into which the Bridge Loans have been converted) and any Permitted Refinancing Indebtedness in respect of the foregoing, in each case permitted under Section 6.01(a)(xvii); provided that such Liens attach only to the Collateral and are subject to the Pari Passu Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

(p)  Liens on the Collateral securing the obligations under the Second Lien Bridge Credit Agreement (including the documentation governing any notes or loans into which the Second Lien Bridge Loans have been converted) and/or Junior Lien Acquisition Indebtedness (including any notes or loans into which the Second Lien Bridge Loans have been converted) and any Permitted Refinancing Indebtedness in respect of the foregoing, in each case permitted under Section 6.01(a)(xviii); provided that such Liens attach only to the Collateral and are subject to the Junior Lien Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

(q)  On and after the Closing Date, Liens on the Collateral securing Indebtedness permitted under Section 6.01(a)(xix); provided that such Liens attach only to the Collateral and are subject to the Pari Passu Intercreditor Agreement or, in the case of any Alternative Incremental Facility Debt that is secured on a junior Lien basis to the Loan Document Obligations, the Junior Lien Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

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(r)  Liens on the Collateral securing Indebtedness permitted under Section 6.01(xx); provided that such Liens attach only to the Collateral and are subject to the Pari Passu Intercreditor Agreement or, in the case of any Alternative Incremental Facility Debt that is secured on a junior Lien basis to the Loan Document Obligations, the Junior Lien Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period; and

(s)  Liens on cash in connection with any escrow arrangements (or similar arrangements) as contemplated by clause (C) of the last sentence of Section 9.02(b) of the Backstop Credit Agreement.

Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal amount of Indebtedness incurred pursuant to clauses (v) and (ix) of Section 6.01(a), together with the aggregate outstanding principal amount of all Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties (other than (x) any such Indebtedness owing to the Parent or any of the Restricted Subsidiaries and (y) prior to the Closing Date, Indebtedness permitted by Section 6.01(a)(ii)) and the aggregate outstanding principal amount of Indebtedness that is secured by a Lien that has priority over the Liens created under the Loan Documents shall not exceed the greater of (x) $1,300,000,000 and (y) 25.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent; provided that the foregoing shall not be construed to limit the incurrence of Indebtedness and Liens with respect to the Existing Credit Agreement or the Backstop Credit Agreement, in each case, as permitted under Section 6.01(a)(xix), Section 6.01(a)(xx), Section 6.02(q) and Section 6.02(r), respectively.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.02 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.03. Fundamental Changes. (a)  The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of the Parent and the Restricted Subsidiaries, taken as a whole, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (1) (i) any Person (other than the Borrower) may merge into the Parent in a transaction in which the Parent is the surviving corporation, (ii) any Person may merge into any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary and, if a Loan Party is a party to such merger, then the surviving entity is a Loan Party, (iii) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to another Restricted Subsidiary, (iv) any Restricted Subsidiary (other than the Borrower or a Guarantor (except, in the case of a Guarantor, to the extent otherwise permitted hereunder)) may liquidate, wind up or dissolve if the Parent determines in good faith that such liquidation or dissolution is in the best interests of the Parent and is not materially disadvantageous to the Lenders and (v) the Transactions and any Permitted Reorganization shall be permitted; provided that any such merger involving a Person that is not a wholly owned Restricted Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04 and (2) any Restricted Subsidiary of the Parent may be merged or consolidated with and into the Borrower or any other Restricted Subsidiary if also permitted by Section 6.04, or all or any part of its business, property or assets may be conveyed, leased, transferred or otherwise disposed of in one transaction or series of transactions to the Borrower; provided that (i) in the case of any such merger or consolidation with or into the Borrower, (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (x) the Successor Borrower shall be an entity organized or existing under the law of the United States, any state thereof or the District of Columbia and prior to the completion of such reorganization the Administrative Agent shall have received all information reasonably requested by the Lenders with respect to such Successor Borrower as is required by the USA PATRIOT Act or other applicable “know your customer” laws and regulations, (y) the Successor Borrower shall expressly assume the obligations of the Borrower in a manner reasonably satisfactory to the Administrative Agent and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger or consolidation, shall have executed and delivered a customary reaffirmation agreement with respect to its obligations under the Collateral Agreement and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents.

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(b)  The Parent will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any line of business other than lines of business conducted by the Parent and its Restricted Subsidiaries on the Effective Date and lines of business reasonably related or incidental thereto (including upon giving effect to the Transactions).

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Parent and Borrower will not, and will not permit any of the other Restricted Subsidiaries (other than a Receivables Subsidiary) to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (collectively, “Investments”), except:

(a)  cash and Permitted Investments;

(b)  Investments existing on the Effective Date and, to the extent in an amount in excess of $5,000,000, set forth on Schedule 6.04A plus (x) any additional Investments in the Persons identified on such Schedule that, as of the Effective Date, are required by contract or law to be made after the Effective Date and (y) other Investments that may be required to be made in such Persons after the Effective Date either by contract or law; provided that the aggregate amount of Investments permitted by clauses (x) and (y) shall not exceed $100,000,000;

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(c)  Investments by the Parent, the Borrower and the other Restricted Subsidiaries in Equity Interests in their respective Restricted Subsidiaries, and by any Foreign Subsidiary in Equity Interests in any other Foreign Subsidiary; provided that the aggregate amount of Investments (other than Excluded Guarantees) made by Loan Parties in Restricted Subsidiaries that are not Loan Parties under this clause (c) (excluding, without duplication, all such Investments existing on the Effective Date) outstanding at any time (disregarding any write-down or write-off of any such Investment) shall not exceed the greater of (x) $300,000,000 and (y) 5.75% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(d)  loans or advances made by the Parent to any Restricted Subsidiary and made by any Restricted Subsidiary to the Parent or any other Restricted Subsidiary; provided that the amount of such loans and advances made by Loan Parties pursuant to this clause (d) to Restricted Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (c) above;

(e)  Guarantees by the Parent of obligations of any Restricted Subsidiary and Guarantees by any Restricted Subsidiary of obligations of the Parent or any other Restricted Subsidiary; provided that (i) from and after the Closing Date, a Restricted Subsidiary that is not a Loan Party shall not Guarantee any obligations of any Loan Party and (ii) the aggregate amount of Indebtedness and other obligations of Restricted Subsidiaries that are not Loan Parties that is guaranteed by any Loan Party pursuant to this clause (e) shall be subject to the limitation set forth in clause (c) above;

(f)  (i) loans and advances to officers, directors, employees or consultants in the ordinary course of business of the Parent and the Restricted Subsidiaries as presently conducted in an aggregate amount not to exceed $10,000,000 at any time outstanding (disregarding any write-down or write-off thereof) and (ii) payments (including, for the avoidance of doubt, premiums, contributions, and payments or charges related to annuitization) payable by the Parent or any Restricted Subsidiary associated with the pre-funding and termination of pension plans;

(g)  Permitted Acquisitions;

(h)  Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(i)  Investments described on Schedule 6.04B;

(j)  Investments made amongst and between Foreign Subsidiaries;

(k)  promissory notes and other non-cash consideration received in connection with dispositions of assets;

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(l)  (i) Permitted Joint Ventures, (ii) Investments in other joint ventures and partnerships in an aggregate amount not to exceed at any time outstanding the greater of (x) $50,000,000 and (y) 1.0% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent and (iii) Investments in Unrestricted Subsidiaries in an aggregate amount not to exceed at any time outstanding the greater of (x) $150,000,000 and (y) 1.5% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent;

(m)  Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;

(n)  Investments made in order to effect a Permitted Reorganization; and

(o)  (i) other Investments not to exceed in the aggregate at any time outstanding the greater of (x) $350,000,000 and (y) 5.25% of Total Assets and (ii) other Investments; provided that (A) at the time any such Investment is made pursuant to this clause (ii), and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such Investments outstanding at any time (disregarding any write-down or write-off thereof) shall not exceed the Available Amount (other than the Starter Available Amount); and

(p)  Investments in an amount not to exceed the Starter Available Amount;

(q)  To the extent constituting an Investment, Indebtedness permitted under Section 6.01, Liens permitted by Section 6.02, Restricted Payments permitted by Section 6.07 and mergers, consolidations, amalgamations, liquidations, winding up, dissolutions or dispositions permitted by Section 6.03 and Section 6.09, provided that no Investment may be made solely pursuant to or in reliance on this Section 6.04(q);

(r)  other Investments not otherwise permitted by this Section so long as at the time any such Investment is made and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed 2.80 to 1.00;

(s)  (i) the Acquisition and (ii) Investments made in order to effect the Transactions; and

(t)  Investments of any Person existing at the time such Person becomes a Restricted Subsidiary or consolidates or merges with or into the Parent or any Restricted Subsidiary; provided that such Investments were not created in contemplation of or in connection with the acquisition of such Person or such consolidation or merger, as the case may be.

For the avoidance of doubt, any increase in the book value or market value of an outstanding Investment following the making of such Investment shall not be deemed to increase the amount of such Investment for purposes of determining utilization under this Section 6.04.

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Notwithstanding anything to the contrary contained herein, (x) any Investment by the Parent, the Borrower or any other Restricted Subsidiary in any Unrestricted Subsidiary may be made only pursuant to clause (iii) of Section 6.04(l) and shall not be made in reliance on any other provision hereof and (y) none of the Parent, the Borrower or any other Restricted Subsidiary may assign or transfer or exclusively license any Material Intellectual Property to any Unrestricted Subsidiary, and no Unrestricted Subsidiary may, legally or beneficially, own or exclusively license any Material Intellectual Property.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.04 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.05. Transactions with Affiliates. The Parent and the Borrower will not, and will not permit any of the other Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) at prices and on terms and conditions not less favorable to the Parent, the Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate or between or among Foreign Subsidiaries not involving any other Affiliate, (c) transactions between a Loan Party and a Foreign Subsidiary; provided that, to the extent that such transaction is not in the ordinary course of business and is at prices and on terms less favorable to such Loan Party than could be obtained on an arm’s length basis from an unrelated third party, the excess value conferred by such Loan Party on such Foreign Subsidiary as a result thereof shall be treated as an investment in such Foreign Subsidiary for purposes of determining compliance with Section 6.04, (d) advances to employees permitted by Section 6.04, (e) any Restricted Payments permitted by Section 6.07, (f) fees, compensation and other benefits paid to, and customary indemnity and reimbursement provided on behalf of, officers, directors and employees of any Loan Party in the ordinary course of business, (g) any employment agreement entered into by the Parent or any of the Restricted Subsidiaries in the ordinary course of business, (h) any Permitted Receivables Financing, (i) transactions and agreements in existence on the Effective Date and, to the extent involving consideration or payments in excess of $5,000,000 in any fiscal year, listed on Schedule 6.05 and, in each case, any amendment thereto that is not disadvantageous to the Lenders in any material respect, (j) transactions described in Schedule 6.04B, (k) transactions among the Parent, any Loan Party and any of the Restricted Subsidiaries permitted by Section 6.03(a) (other than clause (iii) thereof, except transactions solely between Loan Parties or solely between Foreign Subsidiaries or solely between non-Loan Party Restricted Subsidiaries), (l) any Permitted Reorganization and the Transactions, (m) the existence and performance of agreements and transactions with any Unrestricted Subsidiary that were entered into prior to the designation of a Restricted Subsidiary as such Unrestricted Subsidiary to the extent that the transaction was permitted at the time that it was entered into with such Restricted Subsidiary and transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary; provided that such transaction was not entered into in contemplation of such designation or redesignation, as applicable and (n) transactions existing at the time the applicable Person becomes a Restricted Subsidiary or consolidates or merges with or into the Parent or any Restricted Subsidiary; provided that such transactions were not entered into in contemplation of the acquisition of such Person or such consolidation or merger, as the case may be.

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SECTION 6.06. Restrictive Agreements. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary (other than a Receivables Subsidiary) to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits or restricts (a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets to secure any of the Secured Obligations or any refinancing or replacement thereof, or (b) the ability of any Restricted Subsidiary (other than the Borrower) to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Parent or any other Loan Party or to Guarantee Indebtedness of the Parent or any other Loan Party; provided, that (i) the foregoing shall not apply to (x) restrictions imposed by law or any Loan Document or (y) restrictions imposed or contemplated by any Offer Document or Scheme Document (as the case may be), (ii) the foregoing shall not apply to restrictions existing on the Effective Date in the Senior Notes Indenture, the Existing Credit Agreement, the Backstop Credit Agreement, the Second Lien Bridge Credit Agreement (including any documentation governing any notes or loans into which the Second Lien Bridge Loans have been converted), Indebtedness identified on Schedule 6.01 or any arrangement identified on Schedule 6.06 or to any extension or renewal thereof, or any amendment or modification thereto that does not expand the scope of any such restriction, (iii) the foregoing shall not apply to customary restrictions contained in agreements relating to the sale of a Restricted Subsidiary or of any assets of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary or assets that are to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions imposed by any agreement relating to (A) secured Indebtedness permitted by this Agreement if such restrictions apply only to the property or assets securing such Indebtedness or (B) Receivables sold pursuant to any Permitted Receivables Financing, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) the foregoing shall not apply to restrictions on asset transfers and dividends by any Foreign Subsidiary that are imposed by the terms of any local financing for such Foreign Subsidiary, including government incentives and grants, (vii) the foregoing shall not apply to restrictions and conditions imposed by the Exchange Notes Indenture or by definitive documentation in respect of any Permanent Acquisition Financing Indebtedness, Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness; provided that such restrictions and conditions, taken as a whole, reflect “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or are no more restrictive in any material respect than the restrictions and conditions under the Loan Documents, taken as a whole (as determined in good faith by the Borrower), (viii) the foregoing shall not apply to restrictions on cash, other deposits or net worth or similar restrictions imposed by Persons under contracts entered into in the ordinary course of business and not supporting Indebtedness for whose benefit such cash, other deposits or net worth or similar restrictions exist, (ix) the foregoing shall not apply to restrictions existing with respect to the Target or any of its Restricted Subsidiaries on the Acquisition Completion Date; provided that such restrictions were not entered into or imposed in contemplation of the Acquisition and (x) the foregoing shall not apply to restrictions imposed by any amendment, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (ix) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancing are, in the good faith judgment of the Borrower, no more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect under such agreements prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing thereof.

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SECTION 6.07. Restricted Payments; Certain Payments of Indebtedness. (a)  Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i)  the Parent may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests permitted hereunder;

(ii)  any Restricted Subsidiary may declare and pay dividends or make other distributions with respect to its Equity Interests, ratably to the holders of such Equity Interests;

(iii)  the Parent may repurchase its Equity Interests upon the exercise of stock options if such Equity Interests represent a portion of the exercise price of such options;

(iv)  the Parent may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Parent in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests in the Parent,

(v)  the Parent or the Borrower may, in the ordinary course of business, repurchase, retire or otherwise acquire for value Equity Interests (including any restricted stock or restricted stock units) held by any present, future or former employee, director, officer or consultant (or any Affiliate, spouse, former spouse, other immediate family member, successor, executor, administrator, heir, legatee or distributee of any of the foregoing) of the Parent or any of its Restricted Subsidiaries pursuant to any employee, management or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, officer or consultant of the Parent or any Restricted Subsidiary;

(vi)  the Borrower may make Restricted Payments to the Parent the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers;

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(vii)  the Parent may make other Restricted Payments in cash if at the time thereof and after giving effect thereto (A) no Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such Restricted Payments, together with the aggregate amount of repayments, repurchases and redemptions of Junior Debt pursuant to Section 6.07(b)(iii), shall not exceed the sum of (x) $350,000,000, and (y) the Available Amount (excluding the Starter Available Amount);

(viii)  the Parent may make Restricted Payments in an amount not to exceed the Starter Available Amount, so long as at the time thereof and after giving effect thereto, no Event of Default shall have occurred and be continuing;

(ix)  the Parent may make other Restricted Payments in cash (A) in an aggregate amount not to exceed $75,000,000 for any fiscal year of the Parent (and any unused amounts in any fiscal year commencing with the fiscal year ending December 31, 2025 may be carried over solely to the immediately succeeding fiscal year (it being understood that such amount may not be subsequently carried over to further succeeding fiscal years)) so long as at the time thereof and after giving effect thereto, no Event of Default shall have occurred and be continuing and (B) so long as at the time thereof and after giving effect thereto (1) no Default shall have occurred and be continuing and (2) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed 1.75 to 1.00; and

(x)  Restricted Payments made in connection with the consummation of the Transactions in an aggregate amount not to exceed $20,000,000.

(b)  Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any Indebtedness that is subordinated in right of payment to the Secured Obligations or that is secured by a Lien on the Collateral that is junior to the Liens on the Collateral securing the Secured Obligations (any such Indebtedness, “Junior Debt”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any Junior Debt, except:

(i)  any refinancing of Junior Debt with Permitted Refinancing Indebtedness;

(ii)  regularly scheduled payments of principal or interest;

(iii)  any repayment, repurchase or redemption of any Junior Debt in an amount, together with the aggregate amount of Restricted Payments made pursuant to Section 6.07(a)(vii), not to exceed the sum of (A) $350,000,000, and (B) the Available Amount (excluding the Starter Available Amount); provided that at the time thereof and after giving effect thereto, (x) no Event of Default shall have occurred and be continuing;

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(iv)  any repayment, repurchase or redemption of any Junior Debt in an amount not to exceed the Starter Available Amount;

(v)  any repayment, repurchase or redemption of any Junior Debt; provided that at the time thereof and after giving effect thereto, (x) no Default shall have occurred and be continuing and (y) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed 1.75 to 1.00;

(vi)  prior to the Closing Date, repayments by any Restricted Subsidiary of loans and advances made by the Parent or any other Loan Party; and

(vii)  subject to any applicable subordination agreement, payments of intercompany Indebtedness made in connection with a Permitted Reorganization.

SECTION 6.08. Amendment of Material Documents. Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, amend, modify or waive any of its rights under any agreements or instruments governing or evidencing (a) any Alternative Incremental Facility Debt, any Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of any of the foregoing in a manner that would be inconsistent in any material respect with the requirements set forth in the definitions of such terms or (b) any Junior Debt in a manner which is materially adverse to the interests of the Lenders (in their capacities as such).

SECTION 6.09. Asset Sales. Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, sell, transfer, lease or otherwise dispose of any asset (other than assets sold, transferred, leased or otherwise disposed of in a single transaction or a series of related transactions with a fair market value not exceeding $10,000,000 and not exceeding $50,000,000 in aggregate in any fiscal year), including any Equity Interest owned by it, nor will the Parent or the Borrower permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than issuing directors’ qualifying shares and other than issuing Equity Interests to the Borrower or another Restricted Subsidiary in compliance with Section 6.04(d)), except:

(a)  sales, transfers, leases and other dispositions of (i) inventory, goods held for sale and other assets and licenses or leases of intellectual property (including on an intercompany basis), (ii) surplus, obsolete or worn out equipment or other property, or property no longer useful in the conduct of the business of the Parent and its Restricted Subsidiaries or otherwise economically impracticable to maintain, whether now owned or hereafter acquired and (iii) cash and Permitted Investments, in each case in the ordinary course of business;

(b)  sales, transfers, leases and other dispositions (i) to the Parent or a Restricted Subsidiary; provided that any such sales, transfers, leases or other dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Sections 6.04 and 6.05 and (ii) of Equity Interest or Indebtedness of Unrestricted Subsidiaries;

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(c)  sales, transfers and other dispositions of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business;

(d)  the lease, assignment, sublease, license or sublicense of any real or personal property in the ordinary course of business;

(e)  assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing;

(f)  dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of any of the Parent or any Restricted Subsidiary;

(g)  any substantially concurrent exchange of assets of comparable value to be used in a Related Business;

(h)  the creation of a Lien permitted by Section 6.02 (but not the sale or other disposition of the property subject to such Lien);

(i)  to the extent constituting a disposition of assets by the Parent or any of the Restricted Subsidiaries, Investments permitted by Section 6.04 (other than Equity Interests in a Restricted Subsidiary, unless all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold);

(j)  dispositions in connection with the Transactions;

(k)  other sales, transfers, leases and other dispositions of assets (other than Equity Interests in a Restricted Subsidiary, unless all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold) that are not permitted by any other clause of this Section; provided that no Default shall have occurred and be continuing or would result therefrom;

(l)  the disposition of non-core or non-strategic assets acquired in connection with the Acquisition, a Permitted Acquisition or similar investment; provided that (i) to the extent required by Section 2.11, such Net Cash Proceeds from any such sale are reinvested or applied in prepayment of the Loans, (ii) immediately after giving effect thereto, no Event of Default would exist and (iii) the fair market value of such non-core or non-strategic assets so disposed pursuant to this clause (l) shall not exceed 25% of the purchase price paid for all such assets acquired in such Permitted Acquisition or the Acquisition, as the case may be;

(m)  sales, transfers, leases and other dispositions in order to consummate a Permitted Reorganization; provided that any assets of the Parent or a Restricted Subsidiary so sold, transferred, leased or otherwise disposed of shall, following such transaction, remain assets of the Parent or any other Restricted Subsidiary; provided that intermediate sales, transfers, leases or other dispositions may be made by the Parent or any Restricted Subsidiary to an Unrestricted Subsidiary on a temporary basis (and in any event for a period not in excess of 20 days) in order to effect a Permitted Reorganization so long as such assets are further sold or otherwise transferred to the Parent or a Restricted Subsidiary.

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(n)  any merger, consolidation, disposition or conveyance, the sole purpose and effect of which is to reincorporate or reorganize (i) any Restricted Subsidiary (other than a Foreign Subsidiary) in another jurisdiction in the United States or any state thereof or (ii) any Foreign Subsidiary in the United States or any state thereof or any other jurisdiction; provided that any Loan Party involved in such transaction does not become an Excluded Subsidiary as a result of such transaction and any Restricted Subsidiary does not become an Unrestricted Subsidiary as a result of such transaction unless the designation of such Restricted Subsidiary as an Unrestricted Subsidiary is permitted under Section 5.13 at such time; and

(o)  other Asset Dispositions made on and after the Effective Date involving assets having a fair market value (as reasonably determined by the Borrower at the time of the relevant disposition) in the aggregate of not more than the greater of $50,000,000 and 1.00% of Total Assets;

provided that (x) all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b)(i)) shall be made for fair value and (y) all sales, transfers, leases and other dispositions permitted by clause (k) shall be for at least 75% cash consideration payable at the time of such sale, transfer or other disposition; provided further that (i) any consideration in the form of Permitted Investments that are disposed of for cash consideration within 90 days after such sale, transfer or other disposition shall be deemed to be cash consideration in an amount equal to the amount of such cash consideration for purposes of this proviso, (ii) any liabilities (as shown on the Parent’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Parent or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Secured Obligations, that are assumed by the transferee with respect to the applicable sale, transfer, lease or other disposition and for which the Borrower and all the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing shall be deemed to be cash consideration in an amount equal to the liabilities so assumed and (iii) any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary in respect of such sale, transfer, lease or other disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (iii) that is at that time outstanding, not in excess of the greater of (x) $50,000,000 and (y) 1.00% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash consideration.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.09 shall be automatically adjusted as provided in Section 1.09.

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SECTION 6.10. [Reserved].

SECTION 6.11. [Reserved].

SECTION 6.12. Lien Basket Amount. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness secured by a Lien (other than the Secured Obligations, the Indebtedness under the Existing Credit Agreement and, subject to the applicable Intercreditor Agreement, Permanent Acquisition Financing Indebtedness, the Bridge Loans (including any documentation governing any notes or loans into which the Bridge Loans (or any of them) have been converted), any Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of the foregoing) on any Restricted Property that would utilize any of the Lien Basket Amount under the Senior Notes Indenture (that permits Liens on Restricted Property without equally and ratably securing the Senior Notes).

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)  the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)  the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c)  any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate or financial statement furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made and such incorrect representation or warranty (if curable, including by a restatement of any relevant financial statements) shall remain incorrect for a period of 30 days after the making thereof;

(d)  the Parent or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in clause (a) of Section 5.02 or in Section 5.03 (with respect to the existence of the Parent or the Borrower) or 5.08 or in Article VI (other than Section 6.05);

(e)  any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

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(f)  the Parent or any Restricted Subsidiary shall fail to make any payment of principal, interest or premium (regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable, and such failure shall continue after the expiration of the grace period (if any) for such failure specified in the agreement or instrument governing such Material Indebtedness;

(g)  [INTENTIONALLY OMITTED];

(h)  the Parent or any Restricted Subsidiary shall fail to observe or perform any term, covenant, condition or agreement (other than the failure to pay principal, interest or premiums) contained in any agreement or instrument evidencing or governing any Material Indebtedness or any other event or condition occurs, and such failure, event or condition shall continue after the expiration of the grace period (if any) for such failure specified in the agreement or instrument governing such Material Indebtedness, if such failure, event or condition enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (h) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(i)  an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) liquidation, reorganization or other relief in respect of the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(j)  the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent or any Restricted Subsidiary (other than any Specified Subsidiary or for a substantial part of its assets), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding other than filing an answer in respect of allegations that are frivolous or vexatious in nature, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

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(k)  the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(l)  one or more judgments for the payment of money in an aggregate amount in excess of $200,000,000 (to the extent such amount is not either (i) covered by insurance and the applicable insurer has acknowledged liability or has been notified and is not disputing coverage or (ii) required to be indemnified by another Person that is reasonably likely to be able to satisfy its indemnity obligation (other than the Parent or a Restricted Subsidiary) and such Person has acknowledged such obligation or has been notified and is not disputing such obligation) shall be rendered against the Parent, the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged and unsatisfied for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent or any Restricted Subsidiary to enforce any such judgment;

(m)  an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; or

(n)  (x) this Agreement or the Guarantee shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except as a result of the release therefor in accordance with the terms thereof, (y) except during a Collateral Release Period, any Lien on any material portion of the Collateral purported to be created under the Security Documents shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement, (iii) as a result of the Collateral Agent’s failure to take any action required in order to create or perfect any such Lien following notice from the Borrower that such action is required or (iv) as a result of the Collateral Agent’s release of any such Lien that it is not authorized to release pursuant to the Loan Documents or (z) the Secured Obligations shall cease to constitute First Lien Obligations under (and as defined in) the Pari Passu Intercreditor Agreement or First Lien Obligations under (and as defined in) the Junior Lien Intercreditor Agreement, or in each case, such intercreditor provisions shall be invalidated or otherwise cease to be legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms;

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then, and in every such event (other than an event with respect to the Parent or the Borrower described in clause (i) or (j) of this Article), and at any time thereafter during the continuance of such event, subject to Section 4.03, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Parent or the Borrower described in clause (i) or (j) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Administrative Agent

Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

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The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents and its duties hereunder and under any other Loan Document shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary or implied obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02); provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct (as determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Parent, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory or sender thereof). The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory or sender thereof), and shall not incur any liability for relying thereon and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender sufficiently in advance to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for a Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

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The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 (and any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document) shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

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Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, the Guarantee Agreement, the Security Documents, any related agreement or any document furnished hereunder or thereunder.

Each Lender, by delivering its signature page to this Agreement, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the Closing Date, as applicable.

Each Lender hereby agrees that (a) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (b) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under paragraph shall be conclusive, absent manifest error. Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations owed by the Borrower or any other Loan Party; provided that this paragraph shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower hereunder relative to the amount (and/or timing for payment) of the obligations hereunder that would have been payable had such erroneous Payment not been made by the Administrative Agent. Each party’s obligations under this paragraph survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Secured Obligations.

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The parties hereto acknowledge that the Arrangers (in their capacity as such) do not have any duties or responsibilities under any of the Loan Documents and will not be subject to liability thereunder to any of the Loan Parties for any reason.

Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition.

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The Lenders hereby authorize the Administrative Agent and the Collateral Agent to enter into each of the Pari Passu Intercreditor Agreement and the Junior Lien Intercreditor Agreement and acknowledge that they will be bound thereby. Each of the Lenders hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Indebtedness contemplated hereby to be subject thereto or (ii) to confirm for any party that the Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties. Each of the Lenders hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Security Document to add or remove any legend that may be required pursuant to the Intercreditor Agreements. In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control.

The Collateral Agent shall be entitled to the benefits of this Article on the same basis as if named herein as the Administrative Agent, and also shall be entitled to the exculpatory provisions and rights set forth in the Collateral Agreement and other Security Documents. The rights of the Collateral Agent under the Loan Documents may not be amended or modified in a manner adverse to the Collateral Agent without its prior written consent.

Each Secured Party hereby authorizes the Collateral Agent and the Administrative Agent to take any and all actions permitted or not prohibited by the Loan Documents in connection with any release of the Liens on any portion of the Collateral or the release of any Guarantor in accordance with and pursuant to the Loan Documents.

The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(e).

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The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

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Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

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ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a)  Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail, as follows:

(A)  if to the Parent or the Borrower, to it at One Dauch Drive, Detroit, Michigan 48211, Attention of the Chief Financial Officer (Facsimile No. 313-758-3936) with a copy to the Treasurer (Facsimile No. 313-758-3936, E-mail: Treasury@aam.com) and the General Counsel (Facsimile No. 313-758-3897, E-mail: Legal.Department@aam.com);

(B)  if to the Administrative Agent from the Borrower, to the address or addresses separately provided to the Borrower;

(C)  if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, NCC5 / 1st Floor, Newark, DE 19713, Attention: Loan & Agency Services Group; and

(D)  if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and notices and other communications delivered through electronic communications, to the extent provided in paragraph (b) of this Section, shall be effective as provided in such paragraph.

(b)  (i)  Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Collateral Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

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(ii)  Unless the Administrative Agent otherwise prescribes, (x) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) and (y) notices and other communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (x), of notification that such notice or communication is available and identifying the website address therefore; provided that, for both clauses (x) and (y) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)  Any party hereto may change its address or facsimile number or the contact person for notices and other communications hereunder by notice to the other parties hereto.

(d)  The Parent and the Borrower agree that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, SyndTrak, ClearPar or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, as to the adequacy of the Platform and each such Person expressly disclaims any liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to the Loan Parties, any Lender, or any other Person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise), arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through the Platform.

(e)  The Parent and the Borrower shall notify the Administrative Agent of the DQ List and any updates thereto in writing at the following address: JPMDQ_Contact@jpmorgan.com and, to the extent not so notified to the Administrative Agent at such address, the DQ List or applicable update thereto shall be deemed not to have been received and shall not be effective.

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SECTION 9.02. Waivers; Amendments. (a)  No failure or delay (including pursuant to Section 4.03) by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

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(b)  Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent, the Borrower and the Required Lenders or by the Parent, the Borrower and the Administrative Agent with the consent of the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Loan Party that is a party thereto with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, in each case, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby or Section 4.02 of the Collateral Agreement, in each case, without the written consent of each Lender adversely affected thereby, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof or of any other Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender, (vi) release the Parent from its Guarantee under the Guarantee Agreement or release all or substantially all of the value of the Guarantees under the Guarantee Agreement, without the written consent of each Lender (in each case, except as expressly provided therein in connection with a transaction permitted under this Agreement, it being understood that an amendment or other modification of the type of obligations guaranteed under the Guarantee Agreement shall not be deemed to be a release or limitation of any Guarantee), (vii) release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender (except as expressly provided in Section 9.17 or the applicable Security Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Security Documents), it being understood that an amendment or other modification of the type of obligations secured by the Security Documents shall not be deemed to be a release of the Collateral from the Liens of the Security Documents), (viii) [reserved], (ix) [reserved], (x) modify the protections afforded to an SPV pursuant to the provisions of Section 9.04(e) without the written consent of such SPV, (xi) provide for or permit (1) subordination in right of payment of the Loans to any other obligation or (2) subordination of Liens on all or substantially all of the Collateral granted to the Administrative Agent under the Security Documents for the benefit of the Lenders without the prior written consent of each Lender or (xii) impose any additional restriction on the right of any Lender to exchange Loans for Exchange Notes or modify the rate of such exchange with respect to Loans of any Lender, without the written consent of such Lender; provided further, that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent and (B) only the written consent of the Borrower and the Administrative Agent shall be required for the implementation of amendments or other modifications comprised of covenants and other provisions that are for the benefit of all Lenders as contemplated by clause (d)(iii) of the definition of “Alternative Incremental Facility Debt” or by clause (c)(iii) of the definition of “Ratio Debt” (as the case may be). Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of (x) any Defaulting Lender except with respect to any amendment, waiver or other modification referred to in clause (i), (ii), (iii) or (xii) of the first proviso of this paragraph and then only in the event such Lender shall be affected by such amendment, waiver or other modification or (y) in the case of any amendment, waiver or other modification referred to in clauses (i) through (x) of the first proviso of this paragraph, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification. Notwithstanding the foregoing, (A) if the Administrative Agent and the Borrower, acting together, identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify, or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement or such other Loan Document, as the case may be, if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of written notice thereof and (B) this Agreement or any other Loan Document may be amended by the Administrative Agent at any time on or prior to the date that is 60 days after the Closing Date, without the consent of the Borrower or any Lender to the extent that such amendment has been authorized in writing by the Borrower on or after the Effective Date and that the substance of such amendment is favorable to the Lenders (or any of them) and not adverse to any Lender, the Administrative Agent or any Issuing Bank, in each case, in its capacity as such, and such amendment shall become effective without any further action or consent of any other party to this Agreement or such other Loan Document, as the case may be, upon the posting thereof by the Administrative Agent to the Borrower and the Lenders.

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(c)  After the execution of the Exchange Notes Indenture, in the event of any proposed waiver, amendment or other modification to the Exchange Notes Indenture or the Exchange Notes, the Borrower shall provide notice to the Administrative Agent and the Lenders sufficiently in advance of the proposed date of execution and delivery and effectiveness of such proposed waiver, amendment or other modification in order to provide the Lenders with a reasonable opportunity to exchange Loans for Exchange Notes pursuant to an Exchange in accordance with Section 2.05 and participate in the voting with respect to such waiver, amendment or other modification. The Borrower shall not enter into any waiver, amendment or other modification of the Exchange Notes Indenture or the Exchange Notes unless and until such notice shall have been given sufficiently in advance of the proposed date of execution and delivery and effectiveness of such proposed waiver, amendment or other modification.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a)  The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Arrangers and their Affiliates, including the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent and the Collateral Agent (and any local counsel that either such Agent determines to be appropriate in connection with matters affected by laws other than those of the State of New York), in connection with the Transactions, the structuring, arrangement and syndication of the credit facilities hereunder and the preparation, negotiation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)  The Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Arrangers, and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent or any of the Subsidiaries, or any Environmental Liability related in any way to the Parent or any of the Subsidiaries, or (iv) any actual or prospective Proceeding related to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted (A) from the bad faith, gross negligence or willful misconduct of such Indemnitee or any of its directors, trustees, officers or employees or (B) from a material breach of its obligations under this Agreement or (y) result from a Proceeding that does not involve an act or omission by the Parent, the Borrower or any of their respective Affiliates or equityholders or its or their respective partners, members, directors, officers, employees or agents and that is brought by an Indemnitee against any other Indemnitee (other than a Proceeding that is brought against the Administrative Agent, the Collateral Agent, any Arranger (or any holder of any other title or role) in its capacity or in fulfilling its roles as an agent or arranger hereunder or any similar role with respect to the Indebtedness incurred or to be incurred hereunder).

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(c)  To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section, each Lender severally agrees (but without limiting the obligation of the Borrower to pay such amount) to pay to the Administrative Agent or the Collateral Agent, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or Liability, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent in its capacity as such.

(d)  To the extent permitted by applicable law, (i) neither the Borrower nor any other Loan Party shall assert, and hereby waives, any claim against the Administrative Agent, the Arranger, and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the internet), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, the Loan Documents or any agreement or instrument contemplated thereby, the Transactions, any Loan or the use of the proceeds; provided that, nothing in this clause (d) shall limit or relieve the Borrower and each other Loan Party of any reimbursement obligation and of any obligation it may have to indemnify an Indemnitee, as provided in this Section 9.03, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e)  All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns. (a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not (except to a Successor Borrower as expressly contemplated by Section 6.03) assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section), the Arrangers and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Arrangers, and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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(b)  (i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (except with respect to any written consent of the Borrower (which written consent is to be provided in the Borrower’s sole and absolute discretion) to be provided during the Certain Funds Period with respect to any assignment of commitments (but not loans) such consent not to be unreasonably withheld or delayed) of:

(A)  the Borrower; provided that (x) no consent of the Borrower shall be required (I) for an assignment of Commitments to any Person in connection with the appointment of such Person as an “Additional Agent” with respect to the credit facilities provided herein as contemplated by the Syndication Letter, (II) other than for an assignment of Commitments during the Certain Funds Period, for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, (III) if an Event of Default under clause (a), (b), (i) or (j) of Article VII has occurred and is continuing, any other assignee (provided that this clause (III) shall apply with respect to any assignment of Commitments during the Certain Funds Period only if the applicable Event of Default constitutes a Major Default), (IV) for an assignment to any Person that is a Revolving Lender under (and as defined in) the Existing Credit Agreement on the Effective Date and (V) following the occurrence of a Demand Failure Event (as defined in the Arranger Fee Letter) (other than during the Certain Funds Period) or the Bridge Loan Maturity Date and (y) the Borrower shall be deemed to have consented to any such assignment of Loans unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice (for the avoidance of doubt, in accordance with Section 9.01) thereof; and

(B)  the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii)  Assignments shall be subject to the following additional conditions:

(A)  except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no trade date is so specified, as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (i) or (j) of Article VII has occurred and is continuing;

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(B)  each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)  the parties to each assignment shall execute and deliver to the Administrative Agent (and, in the case of an assignment requiring the consent of the Borrower pursuant to subparagraph (b)(i)(A) of this Section 9.04, the Borrower) an Assignment and Assumption (or an agreement incorporating by reference a form Assignment and Assumption posted on the Platform), and shall pay to the Administrative Agent a processing and recordation fee of $3,500; provided that (1) only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds of such Lender and (2) with respect to any assignment pursuant to Section 2.20(b), the parties hereto agree that such assignment may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto;

(D)  the Administrative Agent shall notify the Borrower of each assignment of which the Administrative Agent becomes aware; provided that the failure of the Administrative Agent to provide such notice shall in no way affect any of the rights or obligations of the Administrative Agent under this Agreement or otherwise subject the Administrative Agent to any liability; and

(E)  the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any tax forms required by Section 2.17(e) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

For purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

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(iii)  Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 and to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)  The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Parent, the Borrower, the Administrative Agent, the Collateral Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Parent, the Borrower and, as to entries pertaining to it or any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)  Upon its receipt of a duly completed Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.17(e) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.

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(vi)  The words “execution”, “signed”, “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as applicable, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act.

(c)  Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall deliver to the Administrative Agent and the Borrower (in such number of copies as shall be requested by the recipient) duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information statements of exemption required under the Code for each Participant and (D) the Loan Parties, the Administrative Agent, the Collateral Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 2.17(h) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that directly and adversely affects such Participant or that requires the approval of all the Lenders. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(e) (it being understood that the documentation required under Section 2.17(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

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(d)  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)  Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, such party will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign and delegate all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

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(f)  [Reserved.]

(g)  (i)  No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or participating Lender entered into a binding agreement to sell and assign or participate, as the case may be, all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee or participant shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee shall not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this Section 9.04(g)(i) shall not be void, but the other provisions of this Section 9.04(g) shall apply.

(ii)  If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of Section 9.04(g)(i), or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) in the case of outstanding Loans held by Disqualified Institutions, purchase or prepay such Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

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(iii)  Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to the Lenders by the Parent, the Borrower or any their respective Affiliates or by the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under, this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Law, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Institution does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(iv)  The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same (and if the DQ List is not posted on the Platform, the Administrative Agent shall provide the DQ List to any such Lender following such request).

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Parent and the Borrower and the other Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, 2.18(e) and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

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SECTION 9.06. Counterparts; Integration; Effectiveness. (i)  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the Guarantee Agreement, the Security Documents, the other Loan Documents, the Syndication Letter, the Fee Letters and any separate letter agreements with respect to fees payable to the Administrative Agent or the Collateral Agent or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of all the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(ii)  Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B)  agree that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C)  waive any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D)  waive any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

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SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. Subject to Section 4.03, upon the occurrence and during the continuance of an Event of Default, and provided that the Loans shall have become or shall have been declared due and payable pursuant to the provisions of Article VII, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of the Parent or the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Any such deposits and obligations may be combined in such setoff and application, regardless of the currency in which such deposits and obligations are denominated. Each Lender agrees to promptly notify the Parent and the Borrower after any such set-off and application; provided that the failure of any Lender to so notify the Parent and the Borrower shall not affect the validity of any such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

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SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a)  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)  Each of the Parent and the Borrower hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent, any Lender, or any Related Party of any of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, and hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of such courts in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or any other Loan Party or their respective properties in the courts of any jurisdiction.

(c)  Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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SECTION 9.11. [Reserved].

SECTION 9.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.13. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or other governmental authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or the Exchange Notes Indenture, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Loan Document, the Exchange Notes Document, or the enforcement of rights thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (f)); provided that no disclosure of Information may be made under this clause (f)(i) to any Disqualified Institution or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Parent or the Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Parent or the Borrower, (i) on a confidential basis to (x) any rating agency in connection with rating the Parent or its Subsidiaries or the credit facilities provided for herein or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein and (j) to the extent that such information is independently developed by the Administrative Agent or any Lender or any of their respective affiliates so long as such Person has not otherwise breached its confidentiality obligations hereunder. For the purposes of this Section, “Information” means all information received from the Parent or the Borrower relating to the Parent or the Borrower or their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

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For the avoidance of doubt, nothing in this Section 9.13 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.13 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

SECTION 9.14. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the Maximum Rate.

SECTION 9.15. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act and Beneficial Ownership Regulation it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA PATRIOT Act and Beneficial Ownership Regulation and is effective for each Lender and the Administrative Agent.

SECTION 9.16. Non-Public Information. Each Lender acknowledges that all information furnished to it pursuant to this Agreement by or on behalf of the Parent or the Borrower and relating to the Parent, the Borrower, the other Subsidiaries or their businesses may include material non-public information concerning the Parent, the Borrower and the other Subsidiaries and their securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with such procedures and applicable law, including Federal, state and foreign securities laws.

All such information, including requests for waivers and amendments, furnished by the Parent, the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public information concerning the Parent, the Borrower and the other Subsidiaries and their securities. Accordingly, each Lender represents to the Parent, the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

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SECTION 9.17. Optional Release of Collateral. (a)  Notwithstanding any other provision herein or in any other Loan Document, the Collateral Agent is hereby authorized to release the Collateral from the Liens granted under the Security Documents securing the obligations under this Agreement and the Guarantee Agreement (but not the Guarantees provided pursuant to the Guarantee Agreement) on a Business Day specified by the Borrower (the “Optional Release Date”), upon the satisfaction of the following conditions precedent (the “Optional Release Conditions”), and subject to the reinstatement of such Liens as provided in paragraph (b) below:

(i)  the Borrower shall have given notice to the Collateral Agent at least 10 days prior to the Optional Release Date, specifying the proposed Optional Release Date;

(ii)  the Collateral Release Ratings Requirement shall be satisfied as of the date of such notice and shall remain satisfied as of the Optional Release Date;

(iii)  no Default shall have occurred and be continuing as of the date of such notice or as of the Optional Release Date;

(iv)  all Liens on the Collateral securing any other obligations pursuant to the Security Documents, and any Liens securing any Permanent Acquisition Financing Indebtedness, Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of any of the foregoing, have been released as of the Optional Release Date or are released simultaneously with the release of the Collateral from the Liens securing obligations under the Loan Documents pursuant to this Section; and

(v)  on the Optional Release Date, the Administrative Agent shall have received (A) a certificate, dated the Optional Release Date and executed on behalf of the Borrower by a Financial Officer thereof, confirming the satisfaction of the Optional Release Conditions set forth in clauses (ii), (iii) and (iv) above and (B) such other evidence as the Administrative Agent may reasonably require confirming the satisfaction of the Optional Release Conditions set forth above.

If the conditions set forth above are satisfied on the Optional Release Date, a Collateral Release Period shall commence on such Optional Release Date. During the continuance of any Collateral Release Period, but not otherwise, the Collateral Requirement shall not apply and all representations and warranties and covenants contained in this Agreement, the Collateral Agreement and any other Security Document related to the grant or perfection of Liens on the Collateral shall be deemed to be of no force or effect. Any such release shall be without recourse to, or representation or warranty by, the Collateral Agent and shall not require the consent of any Lender. Subject to the satisfaction of the conditions set forth in this paragraph (a), on and after the Optional Release Date, the Collateral Agent shall execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, at the request and expense of the Borrower, as shall be necessary to effectuate the release of Liens granted under the Security Documents pursuant to the terms of this paragraph, without recourse, representation or warranty.

156

(b)  If, following the commencement of a Collateral Release Period pursuant to paragraph (a) of this Section, the Collateral Release Ratings Requirement is no longer satisfied or a Default occurs and is continuing, then (i) such Collateral Release Period shall terminate, (ii) the Parent and the Borrower shall promptly take and cause the other Loan Parties to take all such actions as shall be necessary or as the Collateral Agent shall reasonably request to cause the Collateral Requirement to be satisfied, (iii) the provisions of the Loan Documents that ceased to be effective or apply during such Collateral Release Period shall be restored and shall be effective and apply as in effect before such Collateral Release Period commenced and (iv) the Parent and the Borrower shall, and shall cause the other Loan Parties to, deliver such legal opinions, certificates and other documents, and satisfy such other requirements, as were required in connection with the original grant of Liens on the Collateral pursuant to the Security Documents, in each case to the extent requested by the Collateral Agent.

(c)  Without limiting the provisions of Section 9.03, the Borrower shall reimburse the Collateral Agent for all costs and expenses, including attorneys’ fees and disbursements, incurred by it in connection with any action contemplated by this Section.

(d)  It is understood that, if a Collateral Release Period terminates as provided in paragraph (b) above, a Collateral Release Period may commence again if the requirements of paragraph (a) above are subsequently satisfied.

(e)  For the avoidance of doubt, to the extent that any personal property leased to the Parent or any Subsidiary (and neither owned by the Parent or any Subsidiary nor constituting part of the Collateral) is affixed to any Mortgaged Property, any waiver of rights with respect to such personal property by the Lenders in favor of the lessor of such personal property shall be effective if signed by the Administrative Agent and/or the Collateral Agent and each of the Administrative Agent and the Collateral Agent is hereby authorized to sign any such waiver.

SECTION 9.18. No Fiduciary Relationship. Each of the Parent and the Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Parent, the Borrower, the Subsidiaries and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Parent, the Borrower, the Subsidiaries and their respective Affiliates, and none of the Administrative Agent, the Arrangers, the Lenders or any of their respective Affiliates has any obligation to disclose any of such interests to the Parent, the Borrower, the Subsidiaries or any of their respective Affiliates.

157

SECTION 9.19. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)  the effects of any Bail-In Action on any such liability, including, if applicable:

(A)  a reduction in full or in part or cancellation of any such liability;

(B)  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)  the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.20. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

158

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Vice President & Treasurer

AMERICAN AXLE & MANUFACTURING, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By	/s/ Ayesha Nabi
	Name:	Ayesha Nabi
	Title:	Vice President

SCHEDULE 2.01
COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$843,000,000.00
Total	$843,000,000.00

Schedule 2.01-1

SCHEDULE 3.05
DISCLOSED MATTERS

1. Pending Tax Litigation

The Borrower operates in multiple jurisdictions throughout the world and the income tax returns of several Subsidiaries in various jurisdictions are currently under examination. During their examination of the Borrower’s 2015 U.S. federal income tax return, the Internal Revenue Service (the “IRS”) asserted that income earned by a Luxembourg Subsidiary from its Mexican branch operations should be categorized as foreign base company sales income (“FBCSI”) under Section 954(d) of the Code and recognized currently as taxable income on the Borrower’s 2015 U.S. federal income tax return. As a result of this assertion, the IRS issued a Notice of Proposed Adjustment (“NOPA”). The Borrower disagreed with the NOPA, believes that the proposed adjustment is without merit and contested the matter through the IRS’s administrative appeals process. No resolution was reached in the appeals process and, in September 2022, the IRS issued a Notice of Deficiency. The IRS subsequently issued a Notice of Tax Due in December 2022 and the Borrower paid the assessed tax and interest of $10.1 million in January 2023. The Borrower filed a claim for refund for the amount of tax and interest paid related to this matter for the 2015 tax year, and, in December 2023, the Borrower filed suit in the U.S. Court of Federal Claims.

The Borrower believes, after consultation with tax and legal counsel, that it is more likely than not that such organizational structure did not give rise to FBCSI, and that it is likely that the Borrower will be successful in ultimately defending their position. As such, the Borrower has not recorded any impact of the IRS’s proposed adjustment in its consolidated financial statements as of, and for the year ended, December 31, 2023, with the exception of the cash payment and associated income tax receivable of $10.1 million paid by the Borrower to the IRS in 2023. As of December 31, 2023, in the event the Borrower is not successful in defending its position, the potential additional income tax expense, including estimated interest charges, related to tax years 2015 through 2023, is estimated to be in the range of approximately $300 million to $350 million.

Schedule 3.05-1

SCHEDULE 3.12
MATERIAL PROPERTIES

None.

Schedule 3.12-1

SCHEDULE 3.15
EXISTING INSURANCE

Insurance Type	Policy Term	Entity	Policy Number	Carrier	Limits	Retention/ Deductible
Property Insurance
Property	11/1/24 – 11/1/25	American Axle & Manufacturing Holdings, Inc. and any subsidiary of the First Named Insured. The First Named Insured's interest in any partnership, joint venture or other legal entity in which the First Named Insured has management control or ownership as now constituted or hereafter is acquired.

GPA D95041450 002

34250414

USP00130224

US0006647PR24A

AMERAXLE02041P04

RMP 7035057956

RP8P000185-241 / RP8CF00163-241

B0509BOWPN2452672

F06029762024

PR0305824000

2024-06158-000

LSMAPR430705A

B0509BOWPN2452673

B0509BOWPN2452673

B0509MPSPB2403699

EXP7000728

42-PRP-309336-06

F624533

FA0024362-2024-1

ARP30071972900

24SSLDOCD327851

NAP 0456720 18

PPR9309295-22

ACE American Insurance

AIG

Allianz

AXA XL

Chubb Bermuda

Columbia Casualty Company

Everest Indemnity Insurance

Fidelis

Great Lakes Insurance

HDI Global Specialty

Helvetia

Liberty Mutual (Bermuda)

Lloyd’s Ascot

Lloyd’s ARK

Lloyd’s – QPS 5555

Mitsui Sumitomo

National Fire & Marine

Partner Re

Scor

Sompo (Endurance)

Starr Tech

Swiss Re

Zurich

					$1.0B Each Occurrence. No Aggregate	$2.5M Ded
Casualty Insurance
Excess Liability	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	USL02473624 EXNA2410000112-04 SFX 5087786-20 XSC10003778512 84772156 TSUEEX0000456-00 B0509BOWCN2452867 EXC 5773223 B0509BOWCN2452868 B0509BOWCN2453457 BM00040539LI24A

Allianz

Ascot Insurance Company

Zurich (American Guarantee)

Endurance American Insurance

AIG Specialty Insurance Company

First Specialty

Lloyd’s of London (Various)

Great American Spirit Insurance

Lloyd’s of London (Various)

Lloyd’s of London (Helix)

XL Bermuda

$10M X $15M

$15M po $25M X $25M

$10M po $25M X $25M

$10M po $30M X $50M

$10M po $30M X $50M

$10M po $30M x $50M

$25M X $80M

$15M X $105M

$7M po $30M X $120M

$7.5M po $30M X $120M

$15.5M po $30M X $120M

N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A

Schedule 3.15-1

International Liability Package Controlled Master Plan (CMP)	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	GLMD1531507	HDI Global Insurance Company

General Liability

$2M Each Occurrence

$4M Prod./CO Aggregate

$2M Pers. & Adv. Inj.

$1M Premise Damage ea. Occ.

$50K Medical Expense/person

Automobile Liability

$1M Each Accident

Employee Benefits

$1M Each Claim

$1M Annual Aggregate

N/A
Travel Accident & Health	10/1/24 - 10/1/27	American Axle & Manufacturing Holdings, Inc.	9908-28-15	Federal Insurance (Chubb)	$2.5M per accident (AD&D) $100K Medical	$100 Ded
Automobile - Liability	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	AS2-641-446033-044	Liberty Mutual	$2M Any One Accident	$250K
Workers’ Compensation	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	WA5-64D-446033-014	Liberty Mutual	Coverage A - Statutory Coverage B - Emp Liability $2M	$1M Ded $1M Ded
Workers’ Compensation (Excess – Ohio)	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	EW2-64N-446033-034	Liberty Mutual	Coverage A - Statutory Coverage B - Emp Liability $2M	$750K Ded $750K Ded
Non-Owned Aircraft Liability	10/1/23 - 10/1/26	American Axle & Manufacturing Holdings, Inc.	1000235705-07	Starr Aviation	$25M	N/A
Cargo Policy	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	UM00079875MA24A	AXA XL	$10M	$5K per claim $10K within Mexico
Underground Storage Tank Liab.	7/27/24 - 7/27/25	Metaldyne Performance Group Inc.	G2184570A 018	ACE American Ins Co (Chubb)	$1M	$5K per claim
Stand-Alone Insurance
Cyber Insurance	6/19/24 – 6/18/25	American Axle & Manufacturing Holdings, Inc.	NPL0066815-03 MTE9046482 01 SPR 4335584 - 03 720002027-0000 XMS2409731	Arch Indian Harbor Insurance (AXAXL) Zurich Resilience Nationwide	$10M $5M x $10M $5M x $15M $5M x $20M $5M x $25M	$500K SIR
Product Recall (Non-US)	10/1/24 – 10/1/25	American Axle & Manufacturing Holdings, Inc.	GLMD1531507	HDI Global Insurance Company	5M EUR	1M EUR

Schedule 3.15-2

Executive Risk Insurance
D&O Excess DIC Side-A Only	4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	106714260 ELU195674-24 DOX G46771710 006 SC8EX00152-241 ORPRO 12 104765 596780502 V268F8240601 DOE 1000359-00 DOC 0277762-07 83 DA 0349628-24 BPRO8108959 DAX 1000074-01	Travelers AXA XL Specialty Ins Federal Insurance (Chubb) Everest Old Republic CNA Beazley Swiss Re Zurich Twin City Fire (The Hartford) Berkley Swiss Re	$10M - All Limits Aggregate $10M x $10M $10M x $20M $10M x $30M $10M x $40M $10M x $50M $10M x $60M $5M x $70M $10M x $75M $10M x $85M $10M x $95M $5M x $105M	$2.0M SIR
Employment Practices Liability	4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	MKLB25GPL0005396	Markel (Alterra - Bermuda)	$15M Each Claim/Aggregate	$1.0M SIR
Fiduciary Liability	4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	106714367 USF01069224 DOX G46775673 006 V31FED240301 UX00H00300 0815 1000058528241 PTL 1000026-02 FLC 0279646-07	Travelers Allianz Federal Insurance (Chubb) Beazley Twin City Fire (The Hartford) Starr Indemnity Swiss Re Zurich	$5M - All Limits Aggregate $5M X $5M $5M X $10M $5M X $15M $5M X $20M .$5M X $25M $5M X $30M $5M X $35M	$250K Ded $1.5M Fee Claims
Special Contingencies	4/6/23 – 4/5/26	American Axle & Manufacturing Holdings, Inc.	IE70504CR	Great American Insurance Company	$25M Each Claim	None
Crime	4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	V31FF7240301 107613391	Beazley Travelers	$10M Each Claim/No Agg $10M X $10M	$250K

Schedule 3.15-3

SCHEDULE 5.14
POST-CLOSING MATTERS

1.	Legal Opinions. Within 30 days after the Effective Date or, if earlier, on the Collateral Attachment Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders) (i) of local counsel in each jurisdiction where a Loan Party is organized and the laws of which are not covered by the opinion letters delivered on the Effective Date pursuant to Section 4.01(b) of the Credit Agreement and (ii) with respect to the perfection of the security interests under the Security Documents under the laws of each applicable jurisdiction.

2.	UCC-1 Financing Statements. Within 30 days after the Effective Date or, if earlier, on the Collateral Attachment Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received form UCC-1 financing statements with respect to each Grantor in proper form for filing in the appropriate Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located, and such UCC-1 financing statements shall be appended to the Perfection Certificate as Annex 4 thereto.

3.	Refinancing of Existing Indebtedness of the Target. The Parent and the Borrower shall ensure that within (a) five Business Days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), (i) the Target Credit Agreement has been repaid in full (and all security and guarantees granted in connection therewith released) and (ii) a redemption notice in respect of the Target Notes has been delivered to the relevant parties thereto and (b) 15 Business Days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Target Notes have been redeemed and/or repaid and canceled in full (and all security and guarantees granted in connection therewith released) and, in each case, shall have delivered to the Administrative Agent customary payoff letters or similar documentary evidence thereof.

4.	Lien Searches. Within 30 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Borrower shall have delivered or authorized the delivery of lien searches reasonably requested by the Administrative Agent and, with respect to the results of such lien searches, taken such actions and delivered such deliverables as may be reasonably requested by the Administrative Agent to ensure that the Secured Obligations are secured by the Collateral with the priority required by the Loan Documents (except as otherwise permitted by the Credit Agreement).

5.	Perfection Certificate. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Borrower shall deliver to the Administrative Agent (i) a Perfection Certificate with respect to the subsidiaries of the Target required to become Subsidiary Loan Parties under the Credit Agreement (the “Target Group Loan Parties”) and (ii) a supplement to the Perfection Certificate delivered on the Effective Date indicating any updates to the information therein since the date thereof or certifying that such information remains correct and complete.

Schedule 5.14-1

6.	Additional Collateral Documentation. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Target Group Loan Parties shall have executed supplements to the Collateral Agreement and the Guarantee Agreement and the Administrative Agent shall have received legal opinions and customary corporate deliverables and certificates in connection therewith.

7.	Intellectual Property Security Agreements. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received, in connection with the Liens granted to the Collateral Agent on the Intellectual Property by the Target Group Loan Parties, intellectual property security agreements for filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.

8.	Insurance. Within 60 days after the Collateral Attachment Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received certificates of insurance and related endorsements from an insurance broker evidencing the insurance required to be maintained by the terms of the Credit Agreement.

9.	Stock Certificates and Powers. Within 60 days after the Collateral Attachment Date or, solely with respect to any stock certificates or stock powers pledged by a Target Group Loan Party, within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Collateral Agent shall have received original stock certificates, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, in respect of certificated Equity Interests required to be pledged as Collateral pursuant to clause (b) of the definition of “Collateral Requirement”.

10.	Global Intercompany Note. Within 60 days after the Collateral Attachment Date or, solely with respect to any joinder to the Global Intercompany Note to be entered into by a Target Group Loan Party, within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received a Global Intercompany Note and a customary intercompany subordination agreement signed by the Parent and the relevant Subsidiaries.

11.	Control Agreements. Within 90 days after the Acquisition Completion Date or, following the Administrative Agent’s request at any earlier date on or after the Collateral Attachment Date, within 90 days following the date of such request (or such longer period as the Administrative Agent shall agree in its sole discretion), the Loan Parties shall have executed and delivered such Control Agreements as are required under the Collateral Agreement.

12.	Mortgages. Within 90 days after the Acquisition Completion Date or, following the Administrative Agent’s request at any earlier date on or after the Collateral Attachment Date, within 90 days following the date of such request (or such longer period as the Administrative Agent shall agree in its sole discretion), the Loan Parties shall have complied with the applicable requirements set forth in clause (e) of the definition of “Collateral Requirement”.

Schedule 5.14-2

SCHEDULE 6.01
EXISTING INDEBTEDNESS

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
CREDIT FACILITIES
American Axle & Manufacturing de Mexico S. de R.L. de C.V. and AAM Maquiladora Mexico S. de R.L. de C.V.	Banco Nacional de Mexico (Banamex)	6/10/2022	On Demand	USD 15,000,000
American Axle & Manufacturing de Mexico S. de R.L. de C.V. and AAM Maquiladora Mexico S. de R.L. de C.V.	Banco Nacional de Mexico (Banamex)	6/10/2022	On Demand	MXN 101,095,800
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	12/12/2018	On Demand	USD 2,500,000
AAM Auto Component (India) Private Limited	ICICI	10/29/2021	On Demand	INR 200,000,000
AAM Auto Component (India) Private Limited	Bank of America	2/24/2022	On Demand	INR 50,000,000
AAM India Manufacturing Corporation Private Limited	Bank of America	8/7/2009	On Demand	INR 225,566,000
AAM India Manufacturing Corporation Private Limited	HSBC Bank	2/2/2016	On Demand	INR 300,000,000
AAM India Manufacturing Corporation Private Limited	ICICI	2/22/2021	On Demand	INR 200,000,000
AAM Poland Sp. z o.o.	Bank Handlowy w Warszawie S.A.	8/24/2018	On Demand	USD 20,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	Shanghai Pudong Development Bank	7/16/2024	7/16/2025	CNY 100,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	4/28/2025	CNY 2,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	10/28/2025	CNY 5,000,000

Schedule 6.01-1

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	4/28/2026	CNY 37,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	5/24/2025	CNY 2,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	11/24/2025	CNY 5,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	5/24/2026	CNY 37,500,000
Metaldyne Europe S.à r.l.	Bank of America	8/8/2019	On Demand	USD 20,000,000
Tekfor Holding GmbH	Sparkasse Kinzigtal	9/30/2019	9/30/2028	EUR 4,281,595
CAPITAL LEASES
MSP Industries Corporation	G.S. Realty, Inc.	1/1/2008	12/31/2032	USD 5,040,530.27
MSP Industries Corporation	Penske Truck	12/6/2024	12/5/2031	USD 186,289.45
American Axle & Manufacturing, Inc.	Holdings Detroit Holbrook, LLC	12/1/2021	10/31/2036	USD 34,300,878.89
American Axle & Manufacturing, Inc.	PNC Bank	8/5/2024	8/22/2025	USD 10,911.02
American Axle & Manufacturing, Inc.	PNC Bank	11/1/2024	4/30/2025	USD 2,201.50
American Axle & Manufacturing, Inc.	Industrial Leasing, LLC	8/5/2024	3/8/2026	USD 9,917.53
American Axle & Manufacturing, Inc.	PNC Bank	6/1/2023	2/28/2027	USD 14,717.02
American Axle & Manufacturing, Inc.	Ricoh USA, Inc.	6/1/2023	2/28/2027	USD 14,717,.02
AAM Germany GmbH	WPC REIT AXL 39 B.V.	11/16/2020	2/3/2041	EURO 35,038,927.75
AAM Eisenach Driveline GmbH	HBO	1/1/2022	6/30/2027	EUR 71,125.02
Tekfor, Inc.	Penske	8/1/2023	9/30/2025	USD 11,789.51
Tekfor, Inc.	Midland States Bank	6/1/2022	9/1/2026	USD 236,914.23

Schedule 6.01-2

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Tekfor, Inc.	ENGS Commercial Finance Co.	6/1/2022	12/1/2025	USD 83,238.32
Tekfor, Inc.	ENGS Commercial Finance Co.	6/1/2022	2/1/2026	USD 98,787.44
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	12/1/2025	USD 68,855.21
Tekfor, Inc.	BB&T Commercial Equipment Capital Corp/TCF	8/1/2023	12/1/2025	USD 57,535.95
Tekfor, Inc.	BB&T Commercial Equipment Capital Corp/TCF	8/1/2023	11/28/2025	USD 50,559.76
Tekfor, Inc.	U.S. Bank Equipment	6/1/2022	1/1/2026	USD 11,241.78
Tekfor, Inc.	FNB Equipment Finance	8/1/2023	6/24/2026	USD 23,680.57
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	8/1/2026	USD 48,406.69
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	8/1/2026	USD 47,563.23
Metaldyne Zell Verwaltungs GmbH	Grenke AG	7/1/2022	3/31/2027	EURO 47,071.03
Metaldyne Zell Verwaltungs GmbH	Hilti Deutschland AG	11/1/2023	10/31/2028	EURO 69,978.67
Metaldyne Zell Verwaltungs GmbH	Still Financial Services GmbH	5/1/2024	4/30/2029	EURO 10,700.70
Metaldyne Europe S.à r.l.	Ricoh	6/30/2020	6/30/2025	EURO 451.51
Neumayer Tekfor GmbH	Raiffeisen Impulse Finance & Lease	6/1/2022	2/28/2025	EURO 21,840.89
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	7/31/2025	EURO 25,038.69
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	6/1/2022	1/31/2026	EURO 136,656.83
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	7/1/2022	2/28/2027	EURO 117,154.17

Schedule 6.01-3

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	4/30/2026	EURO 147,848.11
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	1/31/2026	EURO 35,417.94
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	6/1/2022	6/30/2026	EURO 22,267.48
Neumayer Tekfor GmbH	Grenke AG	11/1/2024	10/31/2029	EURO 192,116.77
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2026	EURO 75,726.07
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2026	EURO 50,091
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	7/31/2026	EURO 132,565.52
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	10/31/2026	EURO 102,291.91
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2027	EURO 399,837.37
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	1/31/2027	EURO 305,322.40
Neumayer Tekfor Rotenburg GmbH	Merca Leasing	10/1/2022	2/28/2027	EURO 443,342.40
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	1/31/2027	EURO 54,327.26
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	6/1/2022	5/31/2027	EURO 73,344.10
Neumayer Tekfor Rotenburg GmbH	HBO	6/1/2022	8/31/2029	EURO 85,179.49
Neumayer Tekfor Schmolin GmbH	GEFA	6/1/2022	3/31/2025	EURO 5,552.04
Neumayer Tekfor Schmolin GmbH	GEFA	10/1/2022	9/30/2025	EURO 31,814.63
Neumayer Tekfor Schmolin GmbH	ABC Finance	6/1/2022	3/31/2025	EURO 13,394

Schedule 6.01-4

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	3/31/2025	EURO 12,081.39
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	11/30/2025	EURO 72,069.05
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	5/31/2026	EURO 98,749.82
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	1/31/2027	EURO 267,939.13
Neumayer Tekfor Schmolin GmbH	Commerz Real	6/1/2022	1/31/2027	EURO 73,106.45
Neumayer Tekfor Schmolin GmbH	Commerz Real	1/1/2023	12/31/2027	EURO 532,235.79
Neumayer Tekfor Schmolin GmbH	Commerz Real Mobilienleasing GmbH	5/1/2023	4/30/2028	EURO 371,102.36
Neumayer Tekfor Schmolin GmbH	S.D.L.	5/1/2023	4/30/2028	EURO 455,215.23
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	6/1/2022	2/28/2027	EURO 474,661.72
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	3/31/2027	EURO 218,972.06
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	1/1/2023	12/31/2027	EURO 532,235.79
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92

Schedule 6.01-5

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	6/1/2022	4/30/2027	EURO 48,965.69
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	10/1/2024	9/30/2029	EURO 71,424.44
Punchcraft Machining and Tooling, LLC	Guardian Alarm	10/2/2024	10/2/2029	USD 21,432.09
Tekfor Mexico, S.A. de C.V.	BBVA Leasing Mexico SA de CV	6/1/2022	11/1/2025	MXN 1,001,158.75
Tekfor Mexico, S.A. de C.V.	Unifin Financiera, S.A.B. de C.V.	6/1/2022	2/25/2025	MXN 103,946.56
GUARANTEES ISSUED BY BANKS
AAM India Manufacturing Corporation Private Limited	ICICI	11/26/2024	2/8/2028	INR 2,500,000
AAM India Manufacturing Corporation Private Limited	ICICI	9/30/2022	9/30/2025	INR 12,800,000
AAM Auto Component (India) Private Limited	ICICI	1/1/2023	12/31/2025	INR 30,007,192
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	SPDB	1/30/2024	1/29/2025	CNY 10,000,000
Metaldyne International Spain, S.L.	Bank of America	12/18/2019	5/31/2034	EURO 2,443,150.09
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	12/1/2021	11/30/2027	THB 1,900,000
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	9/30/2020	9/30/2025	THB 2,567,000
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	6/23/2017	NA	THB 2,674,577.31
Albion Automotive Limited	Citibank	3/13/2012	N/A	GBP 300,000
AAM Poland Sp. z o.o.	Citibank	12/21/2021	NA	PLN 2,000,000

Schedule 6.01-6

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
INTERCOMPANY LOANS MADE BY A LOAN PARTY
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	7/29/2003	8/25/2023	USD 8,827,842.08
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	6/11/2003	6/10/2023	USD 8,910,944.44
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	11/13/2003	11/17/2023	USD 9,800,175
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	5/19/2004	5/19/2023	USD 6,717,047.78
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	3/16/2005	3/17/2023	USD 8,269,933.33
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	4/27/2005	4/27/2023	USD 8,274,119.44
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	9/15/2008	9/15/2023	USD 7,079,654.17
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	12/20/2011	12/23/2023	USD 6,186,401.39
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	11/09/2017	11/5/2025	USD 7,095,468.06
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	3/8/2012	3/8/2027	USD 2,712,495
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	3/13/2012	3/13/2027	USD 7,047,412.50
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	8/1/2017	8/1/2026	USD 7,968,208.33
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	10/29/2017	10/29/2025	USD 13,183,269.44
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	11/19/2017	11/19/2025	USD 17,141,377.52
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	1/28/2013	1/28/2027	USD 9,775,504.17
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	5/28/2013	5/28/2026	USD 6,390,166.66
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 15,167,652.78

Schedule 6.01-7

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 20,473,601.25
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 21,899,285.21
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	9/12/2020	9/1/2026	USD 11,457,838.89
AAM Poland Sp. z o.o. - Revolving Facility Agreement	AAM International Holdings, Inc.	2/21/2006	NA	USD 15,943,295.70
AAM Poland Sp. z o.o. - Loan Agreement	AAM International Holdings, Inc.	8/29/2013	8/29/2028	USD 12,710,998.26
AAM Auto Component (India) Private Limited	American Axle & Manufacturing, Inc.	5/5/2021	9/30/2026	USD 5,000,000
Metaldyne Europe S.á r.l.	American Axle & Manufacturing, Inc.	12/11/2023	6/30/2027	EUR 100,000,000
Metaldyne GmbH	American Axle & Manufacturing, Inc.	7/1/2019	6/30/2027	EUR 75,000,000
Metaldyne Korea Limited	American Axle & Manufacturing, Inc.	7/1/2023	12/31/2026	USD 25,000,000
American Axle & Manufacturing de Mexico Holdings, S. de R.L. de C.V.	American Axle & Manufacturing, Inc	3/1/2006	NA	Promissory Note
American Axle & Manufacturing (Thailand) Co., Ltd.	American Axle & Manufacturing, Inc.	12/15/2018	12/15/2027	USD 25,000,000
RECEIVABLES FINANCING
American Axle & Manufacturing, Inc.	Wells Fargo	9/6/2019	Open	Amount of eligible GM receivables per agreement
AAM do Brasil Ltda.	Nexxera Mercantil Servicos S.A.	7/7/2020	Open	Amount of eligible GM receivables per agreement
Metaldyne Oslavany, spol. s r.o.	CSOB	12/2005	Open	CZK 250,000,000
Metaldyne International France	HSBC	11/2013	Open	EUR 11,000,000
AAM Poland Sp. z o.o.	Coface	12/2021	Open	PLN 85,500,000
Metaldyne GmbH	ABN Amro	7/1/2024	12/31/2025	EUR 22,500,000

Schedule 6.01-8

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor GmbH	ABN Amro	3/25/2024	12/31/2025	EUR 12,500,000
Neumayer Tekfor Rotenburg GmbH	ABN Amro	4/3/2024	12/31/2025	EUR 6,250,000
Neumayer Tekfor Schmolin GmbH	ABN Amro	4/8/2024	12/31/2025	EUR 3,750,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	HSBC	12/11/24	NA	CNY 165,000,000

Schedule 6.01-9

SCHEDULE 6.02
EXISTING LIENS

1.	Foreign Liens

None

2.	Joint-Venture Arrangements

a.	Liens in respect of arrangements under the agreements set forth under Section 3 of Schedule 6.04B consisting of “buy/sell”, “drag along/tag along”, rights of first refusal, purchase options, calls and similar arrangements.

3.	Domestic Liens

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Accugear, Inc.	DE	SOS	2011 3262535	8/23/11	NMHG Financial Services, Inc.	Equipment lease
Accugear, Inc.	DE	SOS	2016 7879008	12/19/16	HYG Financial Services, Inc.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2012 1654377	4/30/12	Miller Tool & Die Co.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2013 3909034	10/4/13	Doosan Machine Tools America Corporation	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2013 4746781	12/3/13	Doosan Machine Tools America Corporation	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2014866 2	12/17/01	Dell Financial Services, L.P.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	5405466 5	12/29/05	Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2007 4434832	11/21/07	Motion Industries, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2009 1436556	5/6/09	Walter Metals LLC	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3408988	9/4/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3409382	9/4/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3766807	10/1/12	G/S Leasing, Inc.	Equipment lease

Schedule 6.02-1

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
American Axle & Manufacturing, Inc.	DE	SOS	2012 3767169	10/1/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 2198993	6/10/13	CapitalSource Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 2211945	6/10/13	General Electric Credit Corporation of Tennessee	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 3539153	9/11/13	CapitalSource Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 3739373	9/25/13	Macquarie Equipment Finance, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 4645389	11/25/13	Macquarie Equipment Finance, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 4341219	9/28/15	Steelcase Financial Services Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 6358195	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 2246369	4/15/16	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 6176760	10/7/16	Die-Tech and Engineering, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 6436396	10/19/16	QME, Inc.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2023 6592280	9/29/2023	De Lage Landen Financial Services, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	5405466 5	12/29/05	Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 4341219	9/28/15	Steelcase Financial Services Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 6358195	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 2051001	3/10/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 43377721	5/23/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 8420481	10/9/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 8420499	10/9/2022	The Huntington National Bank	Equipment lease

Schedule 6.02-2

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
American Axle & Manufacturing, Inc.	DE	SOS	2023 4828157	7/12/2023	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2023 6519226	9/26/2023	The Huntington National Bank	Personal Property lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 2355038	4/9/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4244628	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4244966	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4245112	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 5886732	8/27/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 5991763	8/30/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6418162	9/17/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6514705	9/20/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6514986	9/20/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7551847	10/30/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7633363	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7633975	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7635558	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 8859405	12/18/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20221009000015-6	10/9/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20221121000794-7	11/21/2022	DMG Moori USA Inc	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20230426000667-8	4/26/2023	Reishauer Corp.	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2013 2320027	6/17/13	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease

Schedule 6.02-3

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Colfor Manufacturing, Inc.	DE	SOS	2016 2246369	4/15/16	Comerica Leasing, a Division of Comerica Bank	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2016 5496078	9/9/16	Dell Financial Services, L.P.	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2016 7591280	12/7/16	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2017 0200623	1/10/17	IBM Credit LLC	Equipment lease
HHI Formtech Holdings, LLC	DE	SOS	2012 0401499	2/1/12	LaSalle Systems Leasing, Inc.	Equipment lease
HHI Formtech, LLC	DE	SOS	2011 2894064	7/27/11	HYG Financial Services, Inc.	Equipment lease
HHI Formtech, LLC	DE	SOS	2016 3163241	5/26/16	Miller Tool & Die Co.	Equipment lease
HHI Formtech, LLC	DE	SOS	2017 0573094	1/26/17	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease
HHI Formtech, LLC	DE	SOS	2017 1402350	3/2/17	Miller Tool & Die Co.	Equipment lease
Impact Forge Group, LLC	DE	SOS	2011 2421983	6/23/11	Toyota Motor Credit Corporation	Equipment lease
Jernberg Industries, LLC	DE	SOS	6139452 7	4/26/06	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2007 1039386	3/20/07	Banc of America Leasing & Capital, LLC	Equipment lease
Jernberg Industries, LLC	DE	SOS	2009 2686258	8/20/09	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2011 2301631	6/16/11	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2016 0126191	1/7/16	Magid Glove and Safety MFG. Co. LLC	Work gloves, safety clothing and safety products
Jernberg Industries, LLC	DE	SOS	2016 2990883	5/19/16	Magid Glove and Safety MFG. Co. LLC	Work gloves, safety clothing and safety products
Jernberg Industries, LLC	DE	SOS	2017 0190154	1/9/17	Wells Fargo Vendor Financial Services, LLC	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2016 6171282	10/7/16	Makino Inc.	Equipment lease

Schedule 6.02-4

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605029	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605300	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605516	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0995297	2/13/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081006	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081188	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081485	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081758	2/16/17	Makino Inc.	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 2051001	3/10/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 4337721	5/23/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 8240481	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 8240499	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2023 4828157	7/12/2023	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2023 6519226	9/26/2023	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 2355038	4/9/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 4244628	6/24/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 4244966	6/24/2024	The Huntington National Bank	Equipment lease

Schedule 6.02-5

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Metaldyne Performance Group Inc.	DE	SOS	2024 5991763	8/30/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6418162	9/17/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6514705	9/20/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6514986	9/20/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 7551847	10/30/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 8859405	12/18/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	MI	Dept. of State	20221009000015-6	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 0659996	2/20/13	Miller Tool & Die Co.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 1410696	4/12/13	Chemetall US, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 1410704	4/12/13	Chemetall US, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 3186831	8/14/13	Ellison Technologies, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2015 4824776	10/21/15	Miller Tool & Die Co.	Equipment lease
Metaldyne Sintered Ridgway, LLC	DE	SOS	2016 3171319	5/26/16	Air Liquide Industrial U.S. LP	Equipment lease
Metaldyne Sintered Ridgway, LLC	DE	SOS	2023 8094749	11/30/2023	De Lage Landen Financial Services, Inc.	Equipment lease
Metaldyne SinterForged Products, LLC	DE	SOS	2016 3167325	5/26/16	Air Liquide Industrial U.S. LP	Equipment lease

Schedule 6.02-6

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
MSP Industries Corporation	MI	Dept. of State	2015179595-8	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
Oxford Forge, Inc.	DE	SOS	2013 4191095	10/25/13	Wells Fargo Bank, N.A.	Equipment lease
Tekfor Inc.	DE	SOS	2024 2230041	4/3/2024	Huntington Bank	Equipment lease

Entity	State of Incorporation	Secured Party	Description
MSP Industries Corporation	MI	G.S. Realty, Inc.	Capital lease
American Axle & Manufacturing, Inc.	DE	Holdings Detroit Holbrook, LLC	Capital lease
Metaldyne Sintered Ridgway, LLC	DE	GKN	Capital lease
Metaldyne M&A Bluffton, LLC	DE	De Lage Landen Financial Services Inc.	Capital lease
Metaldyne SinterForge Products, LLC	DE	Wells Fargo	Capital lease
HHI FormTech, LLC	DE	Ricoh USA, Inc.	Capital lease

Schedule 6.02-7

SCHEDULE 6.04A
EXISTING INVESTMENTS

1.	Existing Investments

a.	Metaldyne Performance Group Inc. holds 125 shares of common stock in private entity, Control Equipment, Inc.

2.	Future Investments Mandated by Law or Contract

a.     Any additional Investments to the extent required, as of the Effective Date, to be made pursuant to any joint venture or partnership agreement set forth in clauses (a) - (d) of Section 4 of Schedule 6.04B.

b.     Amended and Restated Limited Partnership Agreement dated December 10, 2021, between Autotech Ventures Management III, L.L.C. and Limited Partners. In conjunction with this Limited Partnership Agreement, American Axle & Manufacturing, Inc. has committed $15,000,000 of investment into the Autotech Fund III, L.P. As of the Closing Date, American Axle & Manufacturing, Inc. has invested $5,595,179 therein.

c.     Subscription Agreement for Limited Partnership Interests in Global Strategic Mobility Fund, L.P. dated April 27, 2023, between Enertech Capital Holding Company, L.P. and Limited Partners. In conjunction with this Subscription Agreement, American Axle & Manufacturing, Inc. has committed $10,000,000 of investment into the Global Strategic Mobility Fund, L.P. As of the Closing Date, American Axle & Manufacturing, Inc. has invested $2,660,000 therein.

3.	Investments in Subsidiaries

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
1.	American Axle & Manufacturing, Inc.	Delaware
2.	AAM International Holdings, Inc.	Delaware
3.	AAM Travel Services, LLC	Michigan
4.	Auburn Hills Manufacturing, Inc.	Delaware
5.	Oxford Forge, Inc.	Delaware
6.	Colfor Manufacturing, Inc.	Delaware
7.	MSP Industries Corporation	Michigan
8.	AccuGear, Inc.	Delaware
9.	Tekfor, Inc.	Delaware
10.	AAM North America, Inc.	Delaware
11.	AAM Mexico Holdings LLC	Delaware
12.	Metaldyne Performance Group Inc.	Delaware

Schedule 6.04A-1

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
13.	AAM Powder Metal Components, Inc.	Ohio
14.	AAM Casting Corp.	Delaware
15.	Metaldyne M&A Bluffton, LLC	Delaware
16.	Metaldyne Powertrain Components, Inc.	Delaware
17.	Metaldyne Sintered Ridgway, LLC	Delaware
18.	Metaldyne SinterForged Products, LLC	Delaware
19.	Punchcraft Machining and Tooling, LLC	Delaware
20.	HHI FormTech, LLC	Delaware
21.	Jernberg Industries, LLC	Delaware
22.	Impact Forge Group, LLC	Delaware
23.	ASP Grede Intermediate Holdings LLC	Delaware
24.	ASP HHI Holdings, Inc.	Delaware
25.	MD Investors Corporation	Delaware
26.	Metaldyne Componentes Automotivos do Brasil Ltda.	Brazil
27.	AAM do Brasil Ltda.	Brazil
28.	Neumayer Tekfor Automotive Brasil Ltda.	Brazil
29.	Metaldyne (Suzhou) Automotive Components Co., Ltd	China
30.	AAM Investment Management (Shanghai) Co. Ltd	China
31.	AAM Commercial & Trading (Shanghai) Co. Ltd	China
32.	Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	China
33.	Metaldyne Oslavany, spol. s r.o.	Czech Republic
34.	Metaldyne International France	France
35.	Metaldyne GmbH	Germany
36.	Metaldyne Grundstücks GmbH & Co. eGbR	Germany
37.	AAM Eisenach Driveline GmbH	Germany
38.	AAM Germany GmbH	Germany
39.	Tekfor Holding GmbH	Germany
40.	Neumayer Tekfor Engineering GmbH	Germany
41.	Neumayer Tekfor GmbH	Germany
42.	Neumayer Tekfor Rotenburg GmbH	Germany
43.	Neumayer Tekfor Schmolin GmbH	Germany

Schedule 6.04A-2

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
44.	Tekfor Services GmbH	Germany
45.	Metaldyne Hong Kong Limited	Hong Kong
46.	AAM India Manufacturing Corporation Private Limited	India
47.	AAM Auto Component (India) Manufacturing Private Limited	India
48.	Metaldyne Korea Limited	Korea
49.	MetaldyneLux S.á r.l.	Luxembourg
50.	Metaldyne Europe S.á r.l.	Luxembourg
51.	Metaldyne Mauritius Limited	Mauritius
52.	Novocast, S. de R.L. de C.V.	Mexico
53.	MPG México, S. de R.L. de C.V.	Mexico
54.	Metaldyne Sintered Components Mexico, S. de R.L. de C.V.	Mexico
55.	American Axle & Manufacturing de Mexico Holdings, S. de R.L. de C.V.	Mexico
56.	AAM Maquiladora Mexico, S. de R.L. de C.V.	Mexico
57.	American Axle & Manufacturing de Mexico, S. de R.L. de C.V.	Mexico
58.	Tekfor Mexico, S.A. de C.V.	Mexico
59.	Tekfor Servicios Mexico, S.A. de C.V.	Mexico
60.	AAM Poland Sp. z o.o.	Poland
61.	Tekfor Brasov S.R.L.	Romania
62.	Albion Automotive Limited	Scotland
63.	Metaldyne International Spain, S.L.	Spain
64.	Metaldyne Sintered Components España, S.L.	Spain
65.	e-AAM Driveline Systems AB	Sweden
66.	American Axle & Manufacturing (Thailand) Co., Ltd.	Thailand
67.	Metaldyne International (UK) Ltd.	United Kingdom

4.	Intercompany Loans

Intercompany loans listed on Schedule 6.01.

Schedule 6.04A-3

5.	Certain Support and Guarantee Arrangements

a.	Guarantee by American Axle & Manufacturing Holdings, Inc., in an amount up to GBP 660,000, issued April 12, 2018, in support of a governmental grant of an Affiliate (Albion Automotive Limited).

b.	Guarantee by American Axle & Manufacturing, Inc. in an amount equivalent to four months of the monthly average consumption of the immediately preceding year to the incorporation or granting of the Requested Guarantee, issued December 20, 2024, to Iberdrola Energia Monterrey, S.A. de C.V., in support of the obligations of an Affiliate (Novocast, S. de R.L. de C.V.).

c.	Guarantee by American Axle & Manufacturing, Inc., issued October 4, 2019, to WPC REIT AXL 39 B.V., in support of an outstanding lease obligation of an Affiliate (AAM Germany GbmH).

d.	Guarantee by American Axle & Manufacturing, Inc., issued August 18, 2021, to ICICI Bank, in support of an outstanding working capital facility of an Affiliate (AAM Auto Component (India) Manufacturing Private Limited).

e.	Guarantee by American Axle & Manufacturing, Inc., issued September 12, 2013, to HSBC Bank USA, National Association, in support of an outstanding working capital facility of an Affiliate (AAM India Manufacturing Corporation Private Limited).

f.	Guarantee by American Axle & Manufacturing, Inc., issued October 23, 2024, to Citi Bank, in support of an outstanding working capital facility of an Affiliate (AAM Poland Sp. z o.o.).

g.	Guarantee by American Axle & Manufacturing, Inc., issued April 28, 2023 to China Citic Bank Suzhou Brach and July 16, 2024 to Shanghai Pudong Development Bank Changshu Sub-branch, in support of outstanding working capital loans of an Affiliate (AAM Changshu Automotive Driveline High Technology Co., Ltd.).

h.	Guarantee by American Axle & Manufacturing, Inc. issued October 23, 2024, to Citi Bank N.A., in support of an outstanding working capital facility of an Affiliate (American Axle & Manufacturing de Mexico, S de RL de C.V. and AAM Maquiladora Mexico S. de RL de C.V.).

i.	Guarantee of obligations under Designated Local Facilities designated pursuant to the Guarantee Agreement and the Collateral Agreement in an aggregate principal amount of $28,174,172.13 (the USD equivalent, calculated as of January 25, 2025).

6.	Joint Ventures

Investments in the joint ventures set forth under Section 4 of Schedule 6.04B.

Schedule 6.04A-4

SCHEDULE 6.04B
CERTAIN PERMITTED INVESTMENTS

1.	Investment of Assets into Foreign Operations

None.

2.	Permitted Acquisitions

a.	Integration and restructuring activities related to the Transaction. Such investments and amounts for integration and restructuring activities after completion of the transaction shall be in an amount equal to the estimated cost to achieve acquisition synergies, as disclosed at the date of announcement ($150,000,000).

3.	Permitted Investments

a.	Investments required in Brazil to launch production of a next generation midsized truck program that has already been awarded in an amount not to exceed $20,000,000.

b.	Guarantees by the Parent or Borrower in connection with governmental incentives at various foreign facilities related to development or launch of electrification technology in an amount not to exceed $25,000,000.

c.	Investments required related to restructuring plans in the United Kingdom, including but not limited to annuitizing pension plans, in an amount not to exceed $30,000,000.

d.	Investments required to expand manufacturing capacity or capabilities and/or launch production in support of current and future electrification or other propulsion programs in an amount not to exceed $75,000,000.

e.	Investments in equity or other ownership interests in private and/or publicly traded entities (including additional investments in the entities described in Section 1 of Schedule 6.04(A)) in support of current and future electrification programs in an amount not to exceed $20,000,000.

f.	Investments and amounts required for integration or restructuring activities in Europe to complete the integration of Tekfor facilities previously acquired in an amount not to exceed $40,000,000.

4.	Permitted Joint Ventures or Partnerships

a.	Joint venture pursuant to the Equity Joint Venture Contract for Hefei AAM Automotive Driveline & Chassis System Co., Ltd., dated as of December 10, 2008, by and between Hefei Automobile Axle Co., Ltd. and American Axle International Holdings, Inc.

Schedule 6.04B-1

b.	Joint Venture pursuant to the Equity Joint Venture Contract for Liuzhou AAM Automotive Driveline System Co., Ltd., dated as of April 3, 2018, by and between AAM International S.à r.l. and Liuzhou Wuling Automobile Industry Co., Ltd.

c.	Operating Agreement for Diversified Manufacturing & Assembly, LLC, a Michigan limited liability company, dated as of August 2, 2016, by and among Precision Components Manufacturing, LLC, SRS Industries LLC and American Axle & Manufacturing, Inc.

d.	Investments in connection with Joint Ventures, partnerships, joint development agreements, or similar type agreements to support the future expansion of electrification technology or manufacturing capability in an amount not to exceed $150,000,000.

Schedule 6.04B-2

SCHEDULE 6.05
EXISTING TRANSACTIONS WITH AFFILIATES

1.	The intercompany loans listed on Schedule 6.01.

2.	The Investments listed on Schedule 6.04A.

3.	The Investments listed on Schedule 6.04B.

Schedule 6.05-1

SCHEDULE 6.06
EXISTING RESTRICTIONS

1.	Restrictions imposed as of the Effective Date by the joint ventures set forth in clauses (a)-(d) of Section 4 of Schedule 6.04B.

2.	Restrictions with respect to the equity interests in and assets of a joint venture permitted by the Credit Agreement pursuant to the applicable joint venture agreement.

Schedule 6.06-1

EXHIBIT a

FORM OF GUARANTEE AGREEMENT

[omitted]

EXHIBIT B

Form of
ASSIGNMENT AND ASSUMPTION

[omitted]

EXHIBIT C

Form of Collateral Agreement

[omitted]

EXHIBIT D-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT D-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT D-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT D-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT E

FORM OF SOLVENCY CERTIFICATE

[omitted]

EXHIBIT F

FORM OF PARI PASSU INTERCREDITOR AGREEMENT

[omitted]

EXHIBIT G

FORM OF JUNIOR LIEN INTERCREDITOR AGREEMENT

[omitted]

EXHIBIT H

EXCHANGE NOTES INDENTURE TERMS

[omitted]

Exhibit 10.3

EXECUTION VERSION

SECOND LIEN BRIDGE CREDIT AGREEMENT

dated as of

January 29, 2025,

among

AMERICAN AXLE & MANUFACTURING, INC.,

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.,

as

Lead Arranger and Bookrunner

		Page

SECTION 6.11.	[Reserved]	119
SECTION 6.12.	Lien Basket Amount	119

v

SCHEDULES:

Schedule 2.01	Commitments
Schedule 3.05	Disclosed Matters
Schedule 3.12	Material Properties
Schedule 3.15	Existing Insurance
Schedule 5.14	Post-Closing Matters
Schedule 6.01	Existing Indebtedness
Schedule 6.02	Existing Liens
Schedule 6.04A	Existing Investments
Schedule 6.04B	Certain Permitted Investments
Schedule 6.05	Existing Transactions with Affiliates
Schedule 6.06	Existing Restrictions

EXHIBITS:

Exhibit A	Form of Guarantee Agreement
Exhibit B	Form of Assignment and Assumption
Exhibit C	Form of Collateral Agreement
Exhibit D-1	Form of U.S. Tax Compliance Certificate for Foreign Lenders that
Exhibit D-2	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit D-3	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit D-4	Form of U.S. Tax Compliance Certificate for Foreign Lenders that
Exhibit E	Form of Solvency Certificate
Exhibit F	[Reserved]
Exhibit G	Form of Junior Lien Intercreditor Agreement
Exhibit H	Exchange Notes Indenture Terms

SECOND LIEN BRIDGE CREDIT AGREEMENT dated as of January 29, 2025 (this “Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Borrower has requested that the Lenders extend credit in the form of Bridge Loans on the Closing Date in an aggregate principal amount not in excess of $500,000,000.

The proceeds of the Bridge Loans, together with the proceeds of term loans and revolving loans borrowed under the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the proceeds of First Lien Bridge Loans and/or the proceeds of Permanent Acquisition Financing Indebtedness and cash on hand of the Borrower, will be used by the Borrower solely to fund the Acquisition, to consummate the Existing Indebtedness Refinancing, to pay the Transaction Costs and for general corporate purposes.

The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.      Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account” means, collectively, (a) an “account” as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, (b) a “payment intangible” as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, and (c) the Parent’s or any Restricted Subsidiary’s rights to payment for goods sold or leased or services performed or rights to payment in respect of any monetary obligation owed to the Parent or any Restricted Subsidiary, including all such rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

“Acquisition” means the acquisition by the Parent of all of the outstanding equity interests of the Target pursuant to a Scheme or an Offer and, if applicable, a Squeeze-Out Procedure in accordance with and on the terms of the relevant Acquisition Documents.

“Acquisition Completion Date” means (a) if the Acquisition is implemented by means of a Scheme, the Scheme Effective Date or (b) if the Acquisition is implemented by means of an Offer, the Unconditional Date, in each case in accordance with the terms of the relevant Acquisition Documents (excluding, for the avoidance of doubt, any Squeeze-Out Procedure that may occur after such date).

2

“Acquisition Documents” means (a) if the Acquisition is to be implemented by means of a Scheme, the Scheme Documents or (b) if the Acquisition is to be implemented by means of an Offer, the Offer Transaction Documents, and, in each case, the Cooperation Agreement and any other document designated in writing as an Acquisition Document by the Administrative Agent and the Parent (including, if and when applicable, any documents required to effect the Squeeze-Out Procedure).

“Act” means the United Kingdom Companies Act 2006.

“Additional Debt Representative” means, with respect to any series of Alternative Incremental Facility Debt, Credit Agreement Refinancing Indebtedness, Permanent Acquisition Financing Indebtedness or Permitted Refinancing Indebtedness in respect of any of the foregoing, in each case that is secured by a Lien on all or any portion of the Collateral, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Adjusted Daily Simple RFR” means an interest rate per annum equal to the Daily Simple RFR; provided that if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder.

“Administrative Agent Fee Letter” means the Administrative Agent Fee Letter dated January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning assigned to such term in the introductory statement to this Credit Agreement.

3

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00% and (c) the Adjusted Term SOFR Rate for an Interest Period of one month as published two U.S. Government Securities Business Days prior to such day (or, if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that for purposes of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that if the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to this clause (c). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the NYFRB Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, then the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. Notwithstanding the foregoing, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00%.

“Alternative Incremental Facility Debt” means any Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or term loans, junior lien secured notes or term loans or senior unsecured notes or term loans; provided that (a) if such Indebtedness is secured, such Indebtedness shall be secured by the Collateral on a senior, pari passu or junior basis with the Loan Document Obligations and shall not be secured by any property or assets other than the Collateral, (b) (i) in the case of such Indebtedness that is secured on a senior basis to the Loan Document Obligations, the stated final maturity of such Indebtedness shall not be earlier than the Latest First Lien Maturity Date, (ii) in the case of such Indebtedness that is secured on a pari passu basis to the Loan Document Obligations, the stated final maturity of such Indebtedness shall not be earlier than the Extended Term Loan Maturity Date and (iii) in the case of such Indebtedness that is secured on a junior basis to the Loan Document Obligations or that is unsecured, the stated final maturity of such Indebtedness shall not be earlier than the date that is 91 days after the Extended Term Loan Maturity Date (in each case, except for any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, which Indebtedness, upon the maturity thereof, automatically converts into Indebtedness that satisfies the requirements set forth in this definition), (c) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, (x) upon the occurrence of an event of default, asset sale, event of loss, or a change in control, (y) in the case of any such Alternative Incremental Facility Debt in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, upon the incurrence of such refinancing or replacement Indebtedness as long as such refinancing or replacement Indebtedness satisfies the requirements set forth in this definition and (z) in the case of any such Alternative Incremental Facility Debt in the form of term loans that are secured on a senior basis to the Loan Document Obligations, for periodic amortization payments, so long as the weighted average life to maturity of any such Indebtedness shall be no shorter than the remaining weighted average life to maturity of any then outstanding class of “term B” term loans) prior to the Extended Term Loan Maturity Date (or, (x) in the case of any such Indebtedness that is secured on a senior basis, the Latest First Lien Maturity Date and (y) in the case of any such Indebtedness that is secured on a junior lien basis or is unsecured, the date that is 91 days after the Extended Term Loan Maturity Date), (d) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans (except for covenants or other provisions (i) applicable only to periods after the Extended Term Loan Maturity Date in effect at the time such Alternative Incremental Facility Debt is incurred, (ii) that are on “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or (iii) that are also for the benefit of all other Lenders in respect of Loans and Commitments outstanding at the time such Alternative Incremental Facility Debt is incurred), as determined in good faith by the Borrower, (e) if such Indebtedness is secured, the security agreement relating to such Indebtedness shall not be materially more favorable (when taken as a whole) to the holders providing such Indebtedness than the existing Security Documents are to the Lenders (as determined in good faith by the Borrower), (f) if such Indebtedness is secured, the Additional Debt Representative with respect to such Indebtedness shall have become party to each applicable Intercreditor Agreement and (g) such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

4

“Alternative Incremental Facility Debt Basket” means the Backstop Credit Agreement Incremental Amount or, from and after the Existing Credit Agreement Amendment Effective Date, the Existing Credit Agreement Incremental Amount.

“Announcement” means one or more announcements made (or to be made) to shareholders of the Target in accordance with Rule 2.7 of the Takeover Code regarding the firm intention to enter into the Acquisition pursuant to a Scheme and/or an Offer (as applicable) (including any subsequent announcement and any amendment, replacement, revision, restatement, supplement or modification from time to time).

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977 and all other laws, rules, and regulations of any jurisdiction applicable to the Parent, the Borrower or the Subsidiaries from time to time concerning or relating to bribery, money laundering or corruption.

“Applicable Rate” means, for any day, with respect to any Bridge Loan, (a) 3.50% per annum, in the case of an ABR Loan, and (b) 4.50% per annum, in the case of a Term SOFR Loan. If the Bridge Loans are not paid in full within the three-month period following the Closing Date, the Applicable Rate will increase by 0.50% per annum at the end of such three-month period and shall increase by an additional 0.50% per annum at the end of each three-month period thereafter until the Bridge Loan Maturity Date but not in excess of the Total Cap.

“Applicable Total Net Leverage Ratio” means, for any date, the Total Net Leverage Ratio applicable with respect to the period of four consecutive fiscal quarters most recently ended on or prior to such date under the financial maintenance covenant applicable pursuant to Section 6.10 of the Backstop Credit Agreement as in effect from time to time or, from and after the Existing Credit Agreement Amendment Effective Date, pursuant to Section 6.10 of the Existing Credit Agreement as in effect from time to time (and with Total Indebtedness calculated in accordance with the provisions of the Backstop Credit Agreement or the Existing Credit Agreement, as the case may be, as it relates to the exclusion of escrowed funds in the calculation thereof prior to the Closing Date).

5

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Arranger Fee Letter” means the Arranger Fee Letter dated January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Arranger” means JPMorgan Chase Bank, N.A., in its capacity as the lead arranger and bookrunner for the credit facilities provided for herein.

“Asset Disposition” has the meaning assigned to such term in the definition of “Prepayment Event”.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit B or any other form approved by the Administrative Agent.

“Available Amount” means, at any time, (a) the sum of (i) the Starter Available Amount, plus (ii) 50% of Consolidated Net Income of the Parent and the Restricted Subsidiaries for the period (taken as one period) beginning on January 1, 2013, to the end of the Parent’s most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, plus (iii) the Net Cash Proceeds from any sale or issuance of Equity Interests (other than Disqualified Equity Interests) of the Parent to the extent such Net Cash Proceeds are received by the Parent and any issuance of Indebtedness after the Effective Date that has been converted into or exchanged for Equity Interests (other than Disqualified Equity Interests) prior to the applicable date of determination, plus (iv) [reserved], plus (v) to the extent not otherwise included in Consolidated Net Income, the aggregate amount of cash returns to the Parent or any Restricted Subsidiary in respect of investments made pursuant to Section 6.04(o) in reliance on the Available Amount, plus (vi) the aggregate amount of prepayments declined by the Lenders pursuant to Section 2.11(f) that are not required to be applied to the prepayment of other Indebtedness pursuant to the terms thereof, plus (vii) an amount equal to the aggregate amount received by the Borrower or any Restricted Subsidiary in cash (and the fair market value (as determined in good faith by the Borrower) of property other than cash received by the Borrower or any Restricted Subsidiary after the Effective Date from (A) the sale (other than to the Parent or any Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or (B) any dividend or other distribution by an Unrestricted Subsidiary), minus (b) the sum at such time of (i) Investments previously or concurrently made under Section 6.04(o) in reliance on the Available Amount, plus (ii) Restricted Payments previously or concurrently made under Section 6.07(a)(vii) in reliance on the Available Amount, plus (iii) repayments, repurchases, redemptions, retirements or other acquisitions for value of Junior Debt previously or concurrently made under Section 6.07(b)(iii) in reliance on the Available Amount; provided, however, that if the “Available Amount” at such time shall be less than zero, then the “Available Amount” at such time shall be deemed to be zero for all purposes of this Agreement.

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“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(e).

“Backstop Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the Backstop Credit Agreement.

“Backstop Credit Agreement” means the Credit Agreement dated as of January 29, 2025, among the Borrower, the Parent, the lenders from time to time party thereto, and the Backstop Administrative Agent.

“Backstop Credit Agreement Incremental Amount” means an amount equal to the aggregate principal amount of Indebtedness permitted to be incurred pursuant to Section 2.23 of the Backstop Credit Agreement (as such provision is in effect on the date hereof).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Bankruptcy Event” means, with respect to any Lender or Lender Parent, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

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“Benchmark” means, initially, with respect to any RFR Loan or Term Benchmark Loan, the Relevant Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)             the Adjusted Daily Simple RFR;

(2)             the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in Dollars at such time in the United States and (b) the related Benchmark Replacement Adjustment;

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time.

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“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1)            in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)            in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

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(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

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“Borrower” means American Axle & Manufacturing, Inc., a Delaware corporation.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Bridge Loan” means a Loan made pursuant to Section 2.01.

“Bridge Loan Maturity Date” means the first anniversary of the Closing Date.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that the term “Business Day” shall also exclude, when used (a) in relation to Term SOFR Loans, any day that is not a U.S. Government Securities Business Day and (b) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, any such day that is not an RFR Business Day.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) that would constitute (a) the additions to property, plant and equipment and other capital expenditures of the Parent, the Borrower and the Restricted Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of the Parent for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Parent, the Borrower and the Restricted Subsidiaries during such period, but excluding in each case any such expenditure (i) made by the Parent, the Borrower or any Restricted Subsidiary to effect leasehold improvements to any property leased by the Parent, the Borrower or such Restricted Subsidiary as lessee, to the extent that such expenses have been reimbursed by the landlord, (ii) in the form of a substantially contemporaneous exchange of similar property, plant, equipment or other capital assets, except to the extent of cash or other consideration (other than the assets so exchanged), if any, paid or payable by the Parent, the Borrower or any Restricted Subsidiary and (iii) made with the Net Cash Proceeds from the issuance of Equity Interests (other than Disqualified Equity Interests) in an amount equal the Net Cash Proceeds so applied.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital or finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Interest Expense Coverage Ratio” means, for any period of four consecutive fiscal quarters, the ratio of Consolidated EBITDA of the Parent for such period to Consolidated Cash Interest Expense of the Parent for such period.

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“Certain Funds Period” means the period commencing on the Effective Date and ending on the earlier of:

(a)            the 10th Business Day following the date of this Agreement, if an Announcement has not been made prior to such day;

(b)            if the Acquisition is to be implemented by means of a Scheme:

(i)             the date on which either the Scheme lapses or it is withdrawn with the consent of the Takeover Panel or by order of the Court, unless (A) within five Business Days of that date the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of an Offer and (B) within 10 Business Days of that date, the Parent makes an Election to implement the Acquisition by way of an Offer and issues an Election Announcement;

(ii)             if an application for the issuance of the Scheme Court Order is made to the Court but the Court (in its final judgment) refuses to grant the Scheme Court Order, unless (A) within five Business Days of the date of that refusal the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of an Offer and (B) within 10 Business Days of the date of that refusal, the Parent makes an Election to implement the Acquisition by way of an Offer and issues an Election Announcement;

(iii)            11:59 p.m., London time, on the day falling 15 days after the Scheme Effective Date; or

(iv)            save if the Scheme Effective Date occurs on or has occurred prior to the Longstop Date (in which case (b)(iii) shall apply), the Longstop Date;

(c)              if the Acquisition is to be implemented by means of an Offer:

(i)              the date on which any Offer Cancellation Event occurs, unless (A) within five Business Days of that date, the Parent notifies the Administrative Agent that it intends to make an Election to implement the Acquisition by way of a Scheme and (B) within 10 Business Days of that date, the Parent makes an election to implement the Acquisition by way of a Scheme and issues an Election Announcement;

(ii)             if the Unconditional Date occurs, the date which is 15 days after the date on which the Offer has closed for further acceptances or, if the Parent has become entitled to give Squeeze-Out Notices, the date falling 8 weeks after the date on which the Parent became so entitled (or such longer period as is necessary to complete the Squeeze-Out Procedure); or

(iii)            save if the Unconditional Date occurs on or has occurred prior to the Longstop Date (in which case (c)(ii) shall apply), the Longstop Date; or

(d)             the date on which all of the consideration payable under the Acquisition in respect of the Target Shares or proposal made or to be made under Rule 15 of the Takeover Code in connection with the Acquisition has, in each case, been paid in full including in respect of any Target Shares to be acquired pursuant to a Squeeze-Out Procedure,

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provided that, neither (1) a switch from a Scheme to an Offer or from an Offer to a Scheme, (2) any launch of a new Offer or replacement Scheme (as the case may be), nor (3) any amendments to the terms or conditions of a Scheme or an Offer, shall constitute a lapse, termination or withdrawal for the purposes of this definition, subject to in the case of any switch from a Scheme to an Offer or from an Offer to a Scheme or any launch of a new Offer or replacement Scheme (as the case may be), the Parent having notified the Administrative Agent within 5 Business Days of the date of a lapse, termination or withdrawal of the Scheme or Offer (as the case may be), that it intends to launch an Offer (or new Offer, as the case may be) or a Scheme (or a replacement Scheme, as the case may be) and the announcement for the Offer (or new Offer, as the case may be) or Scheme (or a replacement Scheme, as the case may be) being released within 10 Business Days and delivered to the Administrative Agent after that date and being made in compliance with Section 5.15 (Acquisition Undertakings).

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent; (b) the failure of the Parent to own, directly or indirectly, all of the outstanding Equity Interests of the Borrower; (c) at any time that any Senior Notes are outstanding, the occurrence of a Change of Control, as defined in the Senior Notes Indenture; or (d) at any time that any Exchange Notes are outstanding, the occurrence of a Change of Control, as defined in the Exchange Notes Indenture.

“Change in Law” means the occurrence, after the Effective Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives promulgated thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means the first date on which Loans are made hereunder.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

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“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for any of the Secured Obligations.

“Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the Security Documents.

“Collateral Agreement” means the Collateral Agreement dated as of the Effective Date, among the Borrower, the Parent, the Subsidiary Loan Parties and the Collateral Agent, substantially in the form of Exhibit C.

“Collateral Attachment Date” means the earlier of (i) the Closing Date and (ii) the date on which the granting of the security interests in the Collateral pursuant to the Security Documents is permitted under the Existing Credit Agreement.

“Collateral Release Period” means any period during which the Liens on the Collateral granted pursuant to the Security Documents have been released (or are required to have been released) pursuant to Section 9.17 and are not required to be reinstated pursuant to such Section, determined as provided in such Section.

“Collateral Release Ratings Requirement” means the requirement that the Borrower has a Corporate Rating of at least BBB- (with a stable outlook) or better from S&P and Baa3 (with a stable outlook) or better from Moody’s.

“Collateral Requirement” means, at any time other than during a Collateral Release Period, subject to the Junior Lien Intercreditor Agreement and any other applicable Intercreditor Agreement, the requirement that:

(a)            the Collateral Agent shall have received from each Loan Party either (i) a counterpart of each of the Guarantee Agreement, the Collateral Agreement and each Intercreditor Agreement duly executed and delivered on behalf of such Loan Party or (ii) a supplement to each of the Guarantee Agreement, the Collateral Agreement and the Intercreditor Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

(b)            all Equity Interests of each Restricted Subsidiary directly owned by or on behalf of such Loan Party shall have been pledged pursuant to the Collateral Agreement (except that the Loan Parties shall not be required to pledge (i) more than 66% of the outstanding voting Equity Interests of any Foreign Subsidiary or (ii) Equity Interests of any NWO Subsidiary to the extent that such pledge requires the consent of any other holder of Equity Interests in such NWO Subsidiary and such consent has not been obtained) and, to the extent required by the Collateral Agreement, the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided that, if any outstanding non-voting Equity Interests of a Foreign Subsidiary are, by their terms, able to be assigned or transferred (or required to be owned) only together with outstanding voting Equity Interests of such Foreign Subsidiary, then such non-voting Equity Interests shall be required to be pledged but only to the extent such voting Equity Interests are required to be pledged after taking into account clause (i) of this paragraph (b);

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(c)            all Indebtedness of the Parent and each Restricted Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the Collateral Agent shall have received all such promissory notes (together with any promissory note evidencing Indebtedness of any other Person owing to a Loan Party in a principal amount exceeding $60,000,000), together with undated instruments of transfer with respect thereto endorsed in blank; provided that any such Indebtedness of a Foreign Subsidiary owing to a Loan Party shall not be required to be evidenced by a promissory note if, and for so long as, under the laws of the jurisdiction where such Foreign Subsidiary is organized, promissory notes are not recognized as an instrument for evidencing Indebtedness (it being understood that (i) any such Indebtedness shall, in any event, constitute Collateral and (ii) if any promissory note or other instrument is created to evidence such Indebtedness, it shall be delivered to the Collateral Agent);

(d)             all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Loan Documents, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

(e)             the Collateral Agent shall have received, or shall have confirmation that the title company recording the mortgages has received, (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) with respect to each Material Property, a policy or policies of title insurance issued by a nationally recognized title insurance company, in an amount reasonably acceptable to the Collateral Agent, insuring the Lien of the Mortgage with respect to such Material Property as a valid and enforceable first Lien on such Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Required Lenders may reasonably request, (iii) a completed standard “life of loan” flood hazard determination form with respect to each Mortgaged Property, (iv) if any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as a Special Flood Hazard Area with respect to which flood insurance has been made available under any of the Flood Insurance Laws to have special flood hazards, evidence of such flood insurance as may be required under applicable Flood Insurance Laws, or as otherwise reasonably required by the Collateral Agent and (v) with respect to each Material Property, such land surveys, legal opinions of local counsel in the jurisdiction where such Material Property is located and other documents as the Collateral Agent may reasonably request with respect to any such Mortgage or Material Property; and

(f)             each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder, including those required by the Collateral Agreement.

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The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, the following assets of the Loan Parties, collectively, the “Excluded Assets”: (i) assets if, and for so long as the Administrative Agent, in consultation with the Parent and the Borrower, determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom, (ii) with respect to real property, (x) all leasehold interests (including requirements to deliver landlord lien waivers, estoppels and collateral access letters), (y) all fee-owned real property located outside the United States and (z) with respect to all other fee-owned property, (A) to the extent owned as of the Effective Date, all such real property that is not specified on Schedule 3.12 and (B) to the extent acquired after the Effective Date, all such real property that does not constitute Material Property as of the date such real property was acquired, (iii) all motor vehicles and other assets subject to certificates of title, letter of credit rights having a fair market value of less than $40,000,000 (except to the extent a security interest therein can be perfected by filing a UCC financing statement) and any commercial tort claims involving a claim for less than $40,000,000, (iv) any asset to the extent a grant of a security interest therein is prohibited or restricted by applicable law or would require the consent of any Governmental Authority pursuant to applicable law or third party, unless such consent has been obtained, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition or restriction), (v) margin stock, (vi) all leases, contracts, agreements, licenses, franchises and permits to the extent the grant of a security interest therein shall constitute or result in (x) the unenforceability of any right of the relevant Subsidiary granting such security interest or (y) a breach or termination pursuant to the terms of, or a default under, any such lease, contract, agreement, license, franchise or permit, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law or principles of equity (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition or restriction); provided, however, that such security interest shall attach immediately at such time as the condition causing such unenforceability or breach, termination or default, as the case may be, shall be remedied or otherwise cease to exist and, to the extent severable, shall attach immediately to any portion of such lease, contract, agreement, license or franchise that does not result in any of the consequences specified in clauses (x) or (y) including, without limitation, any proceeds of such lease, contract, agreement, license, franchise or permit, (vii) equipment and assets that are subject to a lien securing a purchase money obligation or Capital Lease Obligation permitted to be incurred under the Loan Documents, if the underlying contract or other agreement prohibits or restricts the creation of any other lien on such equipment (including any requirement to obtain the consent of a third party) or the granting of a lien on such assets would trigger the termination (or a right of termination) of any such purchase money or capital lease agreement pursuant to any “change of control” or similar provision or the ability for any third party to amend any rights, benefits and/or obligations of the Loan Parties in respect of those assets or which require any Loan Party or any subsidiary of any Loan Party to take any action materially adverse to the interests of that subsidiary or any Loan Party, in each case, except to the extent such prohibition or restriction is rendered ineffective pursuant to the applicable UCC or any other applicable law or principles of equity (other than the proceeds thereof, with respect to which the collateral assignment in favor of the Secured Parties is expressly deemed effective under the applicable UCC notwithstanding such prohibition); provided, however, that such security interest shall attach immediately at such time as such prohibition shall cease to exist and, to the extent possible, shall attach immediately to any portion of such equipment or assets that does not result in any of the consequences specified in this clause (vii) including, without limitation, any proceeds of such equipment or assets, (viii) assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) and (ix) all foreign intellectual property and any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable United States federal law. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets (including extensions beyond the Closing Date, or in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. In addition, notwithstanding the foregoing, the Loan Parties shall not be required to enter into control agreements with respect to (x) any payroll, collections or zero balance accounts (ZBAs) or (y) any other account of a Loan Party that has a balance of less than $25,000,000; provided that the aggregate balance of all accounts excluded pursuant to this clause (y) shall not exceed $100,000,000.

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It is understood that the requirements of this definition shall not be construed (a) to require any Restricted Subsidiary that is not a Loan Party (including any Foreign Subsidiary) to grant any Lien on or otherwise pledge its assets to secure any of the Secured Obligations and (b) without limiting any requirement under this Agreement with respect to the execution and delivery of any Security Document on or after the Effective Date, no Loan Party shall be required to grant any Lien or otherwise pledge its assets to secure the Secured Obligations prior to the Collateral Attachment Date.

“Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Bridge Loans hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of the Bridge Loans to be made by such Lender, as such commitment may be (i) reduced from time to time pursuant to Section 2.08 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule I or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments on the Effective Date is $500,000,000.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document or the transactions contemplated herein or therein that is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to Section 9.01, including through the Platform.

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“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum, without duplication, of (i) the interest expense of the Parent and its consolidated Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest or other financing costs becoming payable during such period in respect of Indebtedness of the Parent or its consolidated Restricted Subsidiaries to the extent such interest or other financing costs shall have been capitalized (excluding any make-whole premiums paid in connection with the early redemption of the Senior Notes, early redemption and extinguishment of debt in connection with the Existing Indebtedness Refinancing and Transaction Costs) rather than included in consolidated interest expense for such period in accordance with GAAP and (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization or write-off of capitalized interest or other financing costs (including as a result of the effects of acquisition method accounting or pushdown accounting) paid in a previous period, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, (iii) to the extent included in such consolidated interest expense for such period, non-cash interest relating to the issuance of warrants or other equity-like instruments for such period, (iv) any payments with respect to make-whole premiums or other breakage costs of any Indebtedness, including any Indebtedness issued in connection with the Transactions, (v) accretion or accrual of discounted liabilities not constituting Indebtedness, (vi) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting and (vii) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential), with respect thereto and with respect to the Transactions, any acquisition or investment permitted hereunder, all as calculated on a consolidated basis. Consolidated Cash Interest Expense for each of the first four four-fiscal quarter periods ending after the Closing Date shall be deemed to be Consolidated Cash Interest Expense for the period from the Closing Date to and including the last day of the applicable four-fiscal quarter period, multiplied by a fraction equal to (x) 365 divided by (y) the number of days actually elapsed from the Closing Date to the last day of such four-fiscal quarter period.

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“Consolidated EBITDA” means, of any Person for any period, Consolidated Net Income of such Person for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income (except with respect to clause (vii) below), the sum of (i) provision for Taxes based on income, profits or capital (including pursuant to any tax sharing arrangements), including, without limitation, federal, state, local, provincial, foreign, excise, franchise, property and similar taxes, border taxes and foreign withholding taxes and foreign unreimbursed value added Taxes (including, in each case, penalties and interest related to such Taxes or arising from tax examinations) of such Person paid or accrued during such period, (ii) gross interest expense for such period (including interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of Receivables, amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees, commitment fees, underwriting fees, arrangement fees, fees or premiums or other amounts paid in connection with the issuance or repayment or termination of Indebtedness)), (iii) (A) all depreciation and amortization expense (including amortization of goodwill, software and other intangible assets) and (B) all asset write-offs and/or write-downs (other than write-offs or write-downs in respect of inventory and receivables), in each case for such period, (iv) any special charges and any extraordinary or nonrecurring losses for such period, (v) other non-cash items reducing such Consolidated Net Income for such period, (vi) the aggregate of any costs and expenses (including fees) paid in connection with the Transactions or in connection with any amendment or other modification to this Agreement, any other Loan Document or any other Indebtedness, in each case, whether or not successful, (vii) pro forma “run rate” cost savings, operating expense reductions and other synergies related to any asset sale, merger or other business combination, acquisition, investment, disposition or divestiture, operating improvement and expense reductions, restructurings, synergy or cost saving initiative, any similar initiative and/or specified transaction taken or to be taken by the Parent or any of the Restricted Subsidiaries (any such action, a “Synergy or Cost Saving Initiative”), in each case that are reasonably identifiable and factually supportable and have been realized or are reasonably anticipated by the Parent in good faith to be realized within 24 months following the date of the change, acquisition or disposition that is expected to result in such cost savings, expense reductions, operating improvements or other synergies (without duplication of any actual benefits realized prior to or during the applicable period from such Synergy or Cost Savings Initiatives); provided that for any period of four consecutive fiscal quarters of the Parent, the aggregate amount added back to Consolidated EBITDA pursuant to this clause (vii) shall not exceed 25% of Consolidated EBITDA for such period (determined prior to giving effect to such addbacks), (viii) to the extent not already included in Consolidated Net Income of such Person, any charge or deduction for such period that is associated with any Restricted Subsidiary and attributable to any non-controlling interest and/or minority interest of any third party, (ix) any earn-out and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) incurred in connection with any acquisition and/or other investment which is paid or accrued during such period and in connection with any similar acquisition or other investment completed and, in each case, adjustments thereof, (x) restructuring, integration and business optimization costs and expenses incurred during such period, including any severance costs, costs associated with office or plant openings or closings and consolidation, systems integration and optimization, relocation or integration costs, fees of restructuring or business optimization consultants and other business optimization or restructuring charges and expenses, (xi) proceeds of business interruption insurance for such period, (xii) costs, charges, accruals, reserves or expenses attributable to the undertaking or implementation and opening, pre-opening, closure, relocation and or consolidation of facilities and plants, unused warehouse space costs and costs related to entry into new markets, (xiii) any net loss from disposed or discontinued operations during such period (excluding held for sale discontinued operations until actually disposed of), (xiv) any losses attributable to the early extinguishment or conversion of Indebtedness or Swap Agreements during such period and (xv) at the option of the Parent, (A) the excess of GAAP rent expense over actual cash rent paid, including the benefit of lease incentives (in the case of a charge) during such period due to the use of straight line rent or the application of fair value adjustments made as a result of recapitalization or purchase accounting, in each case for GAAP purposes and (B) to the extent not already included in Consolidated Net Income of such person, the cash portion of sublease rentals received by such Person; provided that, in each case, if any such non-cash charge represents an accrual or reserve for potential cash items in any future period, such Person may determine not to add back such non-cash charge in the current period, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) interest income for such period, (ii) extraordinary or nonrecurring gains for such period, (iii) other non-cash items increasing such Consolidated Net Income for such period, (iv) any net gain from disposed or discontinued operations during such period (excluding held for sale discontinued operations until actually disposed of) and (v) any gains attributable to the early extinguishment or conversion of Indebtedness or Swap Agreements during such period, all determined on a consolidated basis in accordance with GAAP. Unless the context otherwise requires, references to Consolidated EBITDA shall be construed to mean Consolidated EBITDA of the Parent.

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“Consolidated Net Income” means, of any Person for any period, the net income or loss of such Person for such period determined on a consolidated basis in accordance with GAAP. Unless the context otherwise requires, references to Consolidated Net Income shall be construed to mean Consolidated Net Income of the Parent and the Restricted Subsidiaries. For the avoidance of doubt, the net income or loss attributable to any Unrestricted Subsidiary shall be excluded from Consolidated Net Income; provided that the net income of any Unrestricted Subsidiary shall be included, without duplication, in the calculation of Consolidated Net Income for such period in an amount equal to amount of any cash dividends or distributions paid by any Unrestricted Subsidiary to the Parent or a Restricted Subsidiary during such period.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Cooperation Agreement” means that certain Co-operation Agreement dated on or about the Effective Date between the Parent and the Target.

“Copyright” has the meaning specified in the Collateral Agreement.

“Corporate Rating” means (a) in the case of Moody’s, the “Corporate Family Rating” for the Parent or (b) in the case of S&P, a “Long-term Issuer” rating assigned under the “Corporate Credit Rating Service” for the Parent.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Court” means the High Court of Justice of England and Wales.

“Court Meeting” means the meeting or meetings of Target Shareholders (including any adjournment thereof) convened or to be convened at the direction of the Court for the purposes of considering and, if thought fit, approving the Scheme.

“Covered Entity” means any of the following:

(a)             a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)             a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

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(c)             a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.20.

“Credit Agreement Refinancing Indebtedness” means (a) Permitted Pari Passu Refinancing Debt, (b) Permitted Junior Lien Refinancing Debt, or (c) Permitted Unsecured Refinancing Debt, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Loans, or any existing Credit Agreement Refinancing Indebtedness (such Loans or Credit Agreement Refinancing Indebtedness, as applicable, the “Refinanced Debt”); provided that (i) such Indebtedness has a maturity no earlier, and a weighted average life to maturity equal to or greater, than the maturity date or the remaining weighted average life to maturity, as applicable, of the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than the principal amount of the applicable Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and out-of-pocket expenses associated with the refinancing, (iii) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale, event of loss, or a change in control), (iv) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing, premiums, fees, discounts, rate floors and optional prepayment or redemption terms) are substantially similar to, or (taken as a whole) are no more favorable (as reasonably determined by the Borrower) to the lenders or holders providing such Indebtedness than, those applicable to the Refinanced Debt being refinanced (except for such more favorable covenants or other provisions that are (A) applicable only to periods after the Extended Term Loan Maturity Date at the time of incurrence of such Indebtedness or (B) added for the benefit of any existing Loans and Commitments at the time of such refinancing) (provided that a certificate of a Financial Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (iv) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)), and (v) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, and all commitments thereunder shall be terminated, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.

“Credit Party” means the Administrative Agent and each other Lender.

“Customary Intercreditor Agreement” means (a) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral on a pari passu basis with the Liens securing the Secured Obligations (but without regard to the control of remedies), an intercreditor agreement substantially in the form of the First Lien Pari Passu Intercreditor Agreement or otherwise in form and substance reasonably acceptable to the Administrative Agent and the Borrower (a “Customary Pari Passu Intercreditor Agreement”) and (b) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which rank (or are intended to rank) junior to the Liens on the Collateral securing the Secured Obligations, an intercreditor agreement substantially in the form of the Junior Lien Intercreditor Agreement or otherwise in form and substance reasonably acceptable to the Administrative Agent and the Borrower (a “Customary Junior Lien Intercreditor Agreement”).

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“Customary Junior Lien Intercreditor Agreement” has the meaning assigned to such term in the definition of Customary Intercreditor Agreement.

“Customary Pari Passi Intercreditor Agreement” has the meaning assigned to such term in the definition of Customary Intercreditor Agreement.

“Daily Simple RFR” means, for any day, an interest rate per annum equal to Daily Simple SOFR for such day.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Debt Incurrence Prepayment Event” means the incurrence by the Parent or any Restricted Subsidiary of any Indebtedness (including any Demand Notes or Permanent Acquisition Financing Indebtedness), but excluding (a) (i) borrowings under the revolving credit facility under the Backstop Credit Agreement or the Existing Credit Agreement, as the case may be, and (ii) other borrowings under the Backstop Credit Agreement, the Existing Credit Agreement or the First Lien Bridge Credit Agreement, as the case may be, to fund the consummation of the Transactions, (b) intercompany indebtedness among the Parent and any Restricted Subsidiary or among Restricted Subsidiaries, (c) Indebtedness in respect of letter of credit facilities, local working capital facilities, purchase money indebtedness and equipment financings, in each case, incurred in the ordinary course of business, (d) Capital Lease Obligations incurred in the ordinary course of business, (e) unsecured Indebtedness incurred to refinance the Senior Notes of the Borrower due 2027 or the Senior Notes of the Borrower due 2028, (f) [reserved], (g) Indebtedness described in clause (c) of the definition of Prepayment Event (which shall be subject to Section 2.11(d)), and (h) other Indebtedness of the Parent and the Restricted Subsidiaries in an aggregate principal amount not to exceed $50,000,000.

“Debtor Relief Laws” means, collectively, the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws in the United States or in any other applicable jurisdiction from time to time in effect.

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“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, or (ii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Parent, the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party or the Borrower made in good faith to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans, provided that, in this clause (c), such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s or the Borrower’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action or (e) has a Lender Parent that has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of the foregoing clauses shall be conclusive and binding absent manifest error.

“Demand Failure Event” has the meaning assigned to such term in the Arranger Fee Letter.

“Demand Notes” means any debt securities of the Borrower issued pursuant to a Securities Demand under (and as defined in) the Arranger Fee Letter in respect of the Commitments or Loans hereunder.

“Designated Indebtedness” means Indebtedness (other than the Loans) of any one or more of the Parent and its Restricted Subsidiaries in an aggregate principal amount exceeding $200,000,000.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-cash consideration received by the Parent or a Restricted Subsidiary in connection with a disposition pursuant to Section 6.09 that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the amount of cash or Permitted Investments received by the Parent or a Restricted Subsidiary in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to cash or Permitted Investments).

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“Direct Foreign Subsidiary” means any Foreign Subsidiary the Equity Interests in which are owned directly by a Loan Party.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.05.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a)             matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;

(b)             is convertible or exchangeable at the option of the holder thereof for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or

(c)             is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof;

in each case, on or prior to the Extended Term Loan Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Effective Date, the Effective Date); provided, however, that an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase or otherwise retire such Equity Interest upon the occurrence of an “asset sale” or a “change of control” shall not constitute a Disqualified Equity Interest.

“Disqualified Institution” means, on any date, (a) any Person designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date hereof, (b) any other Person that is a competitor of the Parent or any Restricted Subsidiary, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders (including by posting such notice to the Platform) not less than three Business Days prior to such date and (c) those Persons that are clearly identifiable as an Affiliate of any Person described in clause (a) or (b) above on the basis of such Affiliate’s name (in the case of clause (b), other than any bona fide debt fund affiliate); provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time.

“Dollars” or “$” refers to lawful money of the United States of America.

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“DQ List” has the meaning assigned to such term in Section 9.04(g)(iv).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means (a) any of the member states of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions precedent specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Election” means an election by the Parent to acquire the Target by way of an Offer or a Scheme, as applicable.

“Election Announcement” means an announcement issued by the Parent pursuant to Rule 2.7 of the Takeover Code announcing the terms of the Acquisition following an Election.

“Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person (and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Lender or, except as set forth in Section 9.04(f), the Parent, the Borrower, any Subsidiary or any other Affiliate of the Parent.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the protection of the environment, preservation or reclamation of natural resources or the management, release or threatened release of any Hazardous Material.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement, order (including consent order), decree or judgment pursuant to which liability is assumed or imposed with respect to any of the foregoing.

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“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“Equity Issuance” means any issuance by the Parent of any Equity Interests in the Parent, other than (a) any issuance pursuant to employee stock plans or other benefit or employee incentive arrangements, (b) any issuance pursuant to the exercise of outstanding options or warrants and (c) Equity Interests issued or transferred directly (and not constituting cash proceeds of any issuance of such Equity Interests) as consideration in connection with any acquisition by the Parent or its Restricted Subsidiaries, including the Acquisition.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA), applicable to such Plan, whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code) and the Parent or ERISA Affiliate, as applicable, fails to make required contributions for a plan year with respect to such Plan by the annual due date for such contribution as determined under Section 303(j) of ERISA, (e) the incurrence by the Parent or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by the Parent or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by the Parent or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the withdrawal or partial withdrawal of the Parent or any ERISA Affiliate from any Plan or Multiemployer Plan, (h) the receipt by the Parent or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Parent or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA or Section 432 of the Code, (i) the occurrence of a “prohibited transaction” with respect to which the Parent or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or with respect to which the Parent or any such Subsidiary could otherwise be liable or (j) any Foreign Benefit Event.

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“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article VII.

“Exchange” has the meaning assigned to such term in Section 2.05(a)(i).

“Exchange Notes” means the Exchange Notes to be issued under the Exchange Notes Indenture in accordance with the provisions of this Agreement and the Exchange Notes Indenture.

“Exchange Notes Documents” means the Exchange Notes, the Exchange Notes Indenture and any documents, supplements, instruments and agreements delivered in connection therewith.

“Exchange Notes Indenture” means an indenture reflecting terms consistent with the terms set forth in Exhibit H (as may be modified in accordance with the Securities Flex Provision (as defined in the Arranger Fee Letter) relating to the Exchange Notes contained in the Fee Letter), and otherwise substantially similar to the Precedent (with such modifications as are necessary or appropriate to reflect the terms described in Section 2.05), as such indenture may be amended and supplemented from time to time in accordance with the terms hereof and thereof.

“Excluded Amounts” has the meaning assigned to such term in Section 2.11.

“Excluded Assets” has the meaning assigned to such term in the definition of Collateral Requirement.

“Excluded Guarantee” means any Guarantee by any Loan Party of (a) any Indebtedness of a Foreign Subsidiary, to the extent such Guarantee relates to (i) Indebtedness that was outstanding on the Effective Date, or was incurred under (and within the limits of the amount of) a line of credit in a specified amount that was in effect on the Effective Date, (ii) any renewal or replacement after the Effective Date of Indebtedness that, as of the Effective Date, is permitted by clause (i) above (without increasing the amount permitted) or (iii) Indebtedness incurred pursuant to Section 6.01(a)(vii) at the time such Foreign Subsidiary incurs such Indebtedness, such Guarantee could have been incurred by such Loan Party under Section 6.01(a)(xv) and such Loan Party does not provide any Lien in support of such Guarantee, and (b) obligations under leases and similar obligations incurred in the ordinary course of business that do not constitute Indebtedness.

“Excluded Sources” means (a) proceeds of any incurrence or issuance of Long-Term Indebtedness (other than working capital facilities) or Capital Lease Obligations and (b) proceeds of any issuance or sale of Equity Interests in the Parent or any Restricted Subsidiary (other than issuances or sales of Equity Interests to the Parent, the Borrower or any Restricted Subsidiary).

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“Excluded Subsidiary” means, at any time, (a) any Restricted Subsidiary that is an NWO Subsidiary (for so long as such Restricted Subsidiary is an NWO Subsidiary), (b) any Immaterial Subsidiary, (c) any Restricted Subsidiary that (i) is prohibited by (A) any law or (B) any contractual obligation from providing a Guarantee (provided that in the case of the foregoing clause (B), such contractual obligation exists on the Effective Date or at the time such Restricted Subsidiary becomes a Subsidiary, shall not have been entered into in contemplation of such Restricted Subsidiary becoming a Subsidiary and a Guarantee is provided promptly after the prohibition in such contractual obligation ceases to exist), except to the extent such prohibition is rendered ineffective pursuant to applicable law or (ii) would require a consent, approval, license or authorization (including any regulatory consent, approval, license or authorization) from a Governmental Authority to provide a Guarantee, unless such consent, approval, license or authorization has been obtained, (d) any not-for-profit subsidiary, (e) captive insurance subsidiaries, (f) any special purpose entity used for any permitted securitization or receivables facility or financing, (g) any Foreign Subsidiary and (h) any Unrestricted Subsidiary and any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the burden or cost of providing a Guarantee (including any materially adverse tax consequences) outweighs the benefits afforded thereby.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income, franchise or similar Taxes imposed on (or measured by) its net income or, in the case of franchise or similar Taxes, gross receipts, by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or in which such Lender is otherwise doing business, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.20(b)), any withholding Tax that is imposed on amounts payable to such Foreign Lender pursuant to a law in effect on the date on which such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately before the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.17(a), (d) any U.S. Federal withholding Taxes imposed or withheld under FATCA, (e) any Taxes attributable to a failure by a Lender or the Administrative Agent to comply with Section 2.17(e) and (f) any withholding Taxes imposed as a result of a change in the circumstances of such Lender after becoming a Lender hereunder, other than a Change in Law.

“Existing Credit Agreement” means the Amended and Restated Credit Agreement dated as of March 11, 2022, as amended, among the Borrower, the Parent, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. For the avoidance of doubt, from and after the Existing Credit Agreement Amendment Effective Date, references to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended by the Existing Credit Agreement Amendment.

“Existing Credit Agreement Amendment” means an amendment to the Existing Credit Agreement that (i) permits the consummation of the Acquisition and the incurrence of the Bridge Loans, First Lien Bridge Loans and Permanent Acquisition Financing Indebtedness and (ii) establishes incremental term loan commitments in an aggregate amount of at least $843,000,000 and incremental revolving commitments in an aggregate amount of at least $425,000,000.

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“Existing Credit Agreement Amendment Effective Date” means the date of effectiveness of the Existing Credit Agreement Amendment.

“Existing Credit Agreement Incremental Amount” means an amount equal to the aggregate principal amount of Indebtedness permitted to be incurred pursuant to Section 2.23 of the Existing Credit Agreement (as such provision is in effect on the Existing Credit Agreement Amendment Effective Date); provided that such amount shall in any event not exceed the Backstop Credit Agreement Incremental Amount.

“Existing Indebtedness Refinancing” means (a) if the Existing Credit Agreement Amendment is not obtained, the repayment in full of all Indebtedness outstanding under the Existing Credit Agreement and the termination of all commitments, guarantees and security interests thereunder and in respect thereof, (b) the repayment in full of all Indebtedness outstanding under the Target Credit Agreement and the termination of all commitments, guarantees and security interests thereunder and in respect thereof and (c) the repurchase or redemption in full of the Target Notes and the termination of all guarantees and security interests in respect thereof.

“Extended Term Loan Maturity Date” means the eighth anniversary of the Closing Date.

“Extended Term Loans” means the term loans having the terms and conditions set forth herein to which the Bridge Loans shall have been converted pursuant to Section 2.04.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof.

“FCA” has the meaning assigned to such term in Section 1.05.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner the NYFRB shall set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided, however, that if such rate shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

“Fee Letters” means the Arranger Fee Letter and the Administrative Agent Fee Letter.

“Financial Officer” means, with respect to the Parent or the Borrower, the chief financial officer, principal accounting officer, treasurer or controller thereof, as applicable.

“First Lien Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“First Lien Bridge Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the First Lien Bridge Credit Agreement.

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“First Lien Bridge Credit Agreement” means the First Lien Bridge Credit Agreement dated as of January 29, 2025, among the Parent, the Borrower and the First Lien Bridge Administrative Agent.

“First Lien Bridge Loans” means the bridge loans borrowed by the Borrower under the First Lien Bridge Credit Agreement.

“First Lien Credit Agreement” has the meaning assigned to such term in the Junior Lien Intercreditor Agreement.

“First Lien Financing Documents” has the meaning assigned to such term in the Junior Lien Intercreditor Agreement.

“First Lien Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total First Lien Indebtedness as of such date, minus the (ii) lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

“First Lien Obligations” has the meaning assigned to such term in the First Lien Pari Passu Intercreditor Agreement.

“First Lien Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor dated as of the Effective Date, among the Backstop Administrative Agent, the First Lien Bridge Administrative Agent, each Additional Debt Representative from time to time party thereto, the Borrower and the other Loan Parties.

“Fixed Amounts” has the meaning assigned to such term in Section 1.03(g).

“Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (e) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereinafter in effect or any successor statute and, in each case, any and all regulations or official rulings of interpretations thereof or thereunder or related thereto.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple RFR, as applicable. For the avoidance of doubt, the initial Floor for each of Adjusted Term SOFR Rate and the Adjusted Daily Simple RFR shall be zero.

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“Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by the Parent or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, in each case except as would not reasonably be expected to result in a Material Adverse Effect or (e) the occurrence of any transaction that is prohibited under any applicable law and that would reasonably be expected to result in the incurrence of any liability by the Parent or any Subsidiary, or the imposition on the Parent or any Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case except as would not reasonably be expected to result in a Material Adverse Effect.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Pension Plan” means any benefit plan that under applicable law of any jurisdiction other than the United States is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority and that would constitute a defined benefit pension plan under U.S. law.

“Foreign Subsidiary” means (a) any Restricted Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia and (b) any Restricted Subsidiary, organized under the laws of any jurisdiction, of a Restricted Subsidiary described in clause (a) above; provided that any Subsidiary of the Target organized in the United States of America or any State thereof or the District of Columbia shall not constitute a Foreign Subsidiary (including, for the avoidance of doubt, if such Subsidiary ceases to be a direct or indirect Subsidiary of the Target).

“GAAP” means generally accepted accounting principles in the United States of America.

“GM” means General Motors Company.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning assigned to such term in Section 9.04(e).

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“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations entered into in connection with any acquisition or disposition of assets permitted under this Agreement.

“Guarantee Agreement” means the Guarantee Agreement dated as of the Effective Date, among the Parent, the Borrower, the other Guarantors and the Administrative Agent, substantially in the form of Exhibit A.

“Guarantors” means, as of any date, the Parent, the Borrower (except with respect to Loan Document Obligations) and each Subsidiary Loan Party that is a party to the Guarantee Agreement as a guarantor thereunder as of such date.

“Hazardous Materials” means all explosive or radioactive substances or wastes, all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Immaterial Subsidiary” means, as of any date after the Effective Date, any Restricted Subsidiary (other than the Borrower, a Foreign Subsidiary, a NWO Subsidiary or a Receivables Subsidiary) that (a) accounts (together with its subsidiaries on a consolidated basis) for less than 5% of Total Assets of the Parent and (b) accounts (together with its subsidiaries on a consolidated basis) for less than 5% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available, in each case, determined in accordance with GAAP; provided that all such Restricted Subsidiaries, taken together, shall not account for greater than 7.5% of Total Assets of the Parent or greater than 7.5% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available; provided further that to the extent the limitation set forth in the foregoing proviso would be exceeded, the Borrower shall designate in writing to the Administrative Agent one or more Restricted Subsidiaries, which Restricted Subsidiaries shall be deemed to no longer be Immaterial Subsidiaries, such that the foregoing limitation is not exceeded.

“Incurrence Based Amounts” has the meaning assigned to such term in Section 1.03(g).

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“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (excluding current accounts payable incurred in the ordinary course of business), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business) and, in the case of any earn-out or similar contingent obligation, solely to the extent due and payable (and unpaid) as of any applicable date of determination, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) Receivables Financing Debt and (l) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; provided that, if the sole asset of such Person is its ownership interest in such other entity, the amount of such Indebtedness shall be deemed equal to the value of such ownership interest. For the avoidance of doubt, the Indebtedness of the Borrower or any other Restricted Subsidiary shall not include any obligations of the Borrower or such other Restricted Subsidiary arising in the ordinary course of business from the establishment, offering and maintenance by the Borrower or such other Restricted Subsidiary, as the case may be, of trade payables financing programs under which suppliers to the Borrower or such other Restricted Subsidiary, as the case may be, can request accelerated payment from one or more designated financial institutions; provided that (i) the Borrower or such other Restricted Subsidiary, as the case may be, reimburses the designated financial institution or institutions for such accelerated payment on the date specified in the purchase terms and conditions previously agreed upon by the applicable supplier and the Borrower or such other Restricted Subsidiary, as the case may be and (ii) had such financial institution or institutions not paid such obligations to the applicable supplier, such obligations would have been required to be classified as a trade payable in the consolidated financial statements of the Borrower or such other Restricted Subsidiary, as the case may be, prepared in accordance with GAAP. The amount of Indebtedness of any Person for purposes of clause (f) shall be deemed to be equal to the lesser of (A) the aggregate unpaid principal amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under this Agreement or any other Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

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“Initial Obligor” means each of the Parent and the Borrower.

“Intellectual Property” has the meaning specified in the Collateral Agreement.

“Intercreditor Agreement” means each of the First Lien Pari Passu Intercreditor Agreement and the Junior Lien Intercreditor Agreement and, if applicable, any Customary Intercreditor Agreement.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month), (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and (d) with respect to any Extended Term Loan, the last Business Day of each March, June, September and December.

“Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the date that is the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan); provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that is measured in months and that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request unless (and only during such time as) such tenor is subsequently made available after the date of such removal. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment” has the meaning set forth in Section 6.04.

“IRS” means the United States Internal Revenue Service.

“Junior Lien Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

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“Junior Lien Intercreditor Agreement” means the Junior Lien Intercreditor Agreement dated as of the Effective Date, among the Administrative Agent, the Backstop Administrative Agent, the First Lien Bridge Administrative Agent, the Additional Debt Representatives from time to time party thereto, the Borrower and the other Loan Parties, substantially in the form of Exhibit G.

“Latest First Lien Maturity Date” means, at any time, the Latest Maturity Date under (and as defined in) the First Lien Credit Agreement.

“Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. The term “Lien” shall not include any license, covenant not to sue or other similar permission to use intellectual property, in each case granted or given in the ordinary course of business.

“Lien Basket Amount” means, as of any date, an amount equal to 10% of “Consolidated Net Tangible Assets” (within the meaning of the Senior Notes Indenture) as of such date.

“Limited Condition Transaction” means (x) a Permitted Acquisition or other investment by the Parent or any Restricted Subsidiary permitted hereunder where the consummation of such Permitted Acquisition or other investment is not conditioned on the availability of, or on obtaining, third party financing, (y) the repayment, repurchase or refinancing of Indebtedness or Disqualified Equity Interests with respect to which a notice of prepayment (or similar notice), which may be conditional, has been delivered and (z) any Restricted Payment.

“Loan Document Obligations” has the meaning assigned to such term in the Guarantee Agreement.

“Loan Documents” means this Agreement, the Guarantee Agreement, the Security Documents, each Intercreditor Agreement and any other agreement or instrument that is designated by its terms as a Loan Document; provided that, during a Collateral Release Period, the “Loan Documents” shall not include the Security Documents.

“Loan Parties” means the Parent, the Borrower and the Subsidiary Loan Parties.

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“Loans” means the Bridge Loans or the Extended Term Loans (once converted), as the context may require.

“Longstop Date” means July 29, 2026.

“Long-Term Indebtedness” means any Indebtedness (excluding Indebtedness permitted by Section 6.01(a)(i)) that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

“Major Default” means, in each case with respect to the Initial Obligors only (and disregarding (a) any member of the Target Group, (b) any procuring obligations on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) any reference or application to any Subsidiary that is not an Initial Obligor), any Event of Default under clauses (a), (b) (but only as a result of a failure to pay any interest on any Loan (other than any interest accruing prior to the Closing Date) or Ticking Fees (as defined in the Arranger Fee Letter) or any fees required to be paid under the Fee Letters (but in respect of any fees payable upon the occurrence of an Escrow Failure or a Demand Failure Event (each as defined in the Arranger Fee Letter) pursuant to Section 4 and Section 5 of the Arranger Fee Letter, respectively, only to the extent such fees are not paid on the Closing Date), (c) (but only insofar as it relates to a representation or warranty that is a Major Representation), (d), (e) (but, in the case of clauses (d) and (e), only insofar as it relates to a failure to observe or perform a Major Undertaking), (i), (j), (k), (n)(x) or (n)(y) (but, in the case of clauses (n)(x) and (n)(y), only if such event individually or cumulatively materially and adversely affects the interests of the Lenders under the Loan Documents).

“Major Representation” means, with respect to the Initial Obligors only (and disregarding (a) any member of the Target Group, (b) any procuring obligation on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) any reference or application to any Subsidiary that is not an Initial Obligor), a representation or warranty under any of Section 3.01 (but only with respect to the representation and warranty in the first sentence thereof as to due organization and valid existence of the Loan Parties), 3.02 and 3.03(a), 3.03(b) or 3.03(c) (provided that (i) references to “any indenture, agreement or other instrument” shall be deemed to be a reference to “the Backstop Credit Agreement or, if the Existing Credit Agreement Amendment Effective Date has occurred, the Existing Credit Agreement, the First Lien Bridge Credit Agreement and the Senior Notes Indenture”, (ii) for the purposes of Sections 3.02 and 3.03, references to Transactions shall be deemed to be limited to transactions set out in paragraph (a) of the definition of Transaction, (iii) Section 3.03(a) shall be deemed to include the words “and in each such case such as would not reasonably be expected to result in a Material Adverse Effect” at the end thereof and (iv) Section 3.03(b) shall be deemed to include the words “, except, with respect to any law, regulation or order (but not any organizational documents of any Loan Party) as would not reasonably be expected to result in a Material Adverse Effect” at the end thereof).

“Major Undertaking” means, with respect to an Initial Obligor only (and disregarding (a) any member of the Target Group, (b) any procuring obligation on the part of any Initial Obligor in respect of a Person that is not an Initial Obligor and (c) and reference or applicable to any Subsidiary that is not an Initial Obligor), an undertaking under any of Sections 5.15(b), 5.15(c), 6.01, 6.02, 6.03 (other than 6.03(b)), 6.04, 6.07 and 6.09.

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“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial condition of the Parent and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its material obligations under the Loan Documents or (c) the validity and enforceability of any Loan Document, or the rights and remedies of the Lenders hereunder or under any other Loan Document, taken as a whole.

“Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Parent and its Restricted Subsidiaries in an aggregate principal amount exceeding $250,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Parent or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the net termination value that the Parent or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Intellectual Property” shall mean any Intellectual Property owned by the Parent or any of its Restricted Subsidiaries that is material to the business of the Parent and the Restricted Subsidiaries, taken as a whole (as determined by the Borrower in good faith).

“Material Properties” means (a) those Mortgaged Properties designated on Schedule 3.12 as Material Properties and (b) each other Mortgaged Property with respect to which a Mortgage is granted pursuant to Section 5.11 after the Closing Date.

“Material Subsidiary” means, as of any date, any Restricted Subsidiary that is not an Immaterial Subsidiary.

“Maturity Date” means (a) in the case of any Bridge Loan that has not been converted into an Extended Term Loan on the Bridge Loan Maturity Date, the Bridge Loan Maturity Date and (b) otherwise, the Extended Term Loan Maturity Date.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other Security Document granting a Lien on any Mortgaged Property to secure any of the Secured Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Collateral Agent.

“Mortgaged Property” means, initially, each parcel of real property and the improvements thereto owned by a Loan Party and identified on Schedule 3.12 as a Mortgaged Property, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.11.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is, or within any of the preceding five plan years was, sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by the Parent or any ERISA Affiliate.

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“Net Cash Proceeds” means (i) with respect to any Asset Disposition, means the cash proceeds thereof net of (a) attorneys’ fees, accountants’ fees, commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such Asset Disposition, (b) taxes paid or payable as a result thereof, (c) any reserve for any purchase price adjustment or any indemnification payments (fixed and contingent) in connection with such Asset Disposition; provided that if any such reserve is later released, such amount shall be included in the calculation of Net Cash Proceeds, and (d) the principal amount of any Indebtedness (other than Indebtedness under the Loan Documents, any Alternative Incremental Facility Debt, any Credit Agreement Refinancing Indebtedness or any other Indebtedness secured by a Lien on the Collateral) that is secured by the assets subject to such Asset Disposition and any related premiums, fees, expenses and other amounts due thereunder and that are required to be repaid in connection therewith and (ii) with respect to any issuance or incurrence of Indebtedness or any issuance of Equity Interests, means the cash proceeds thereof, net of (a) attorneys’ fees, accountants’ fees, commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such issuance or incurrence and (b) taxes paid or payable as a result thereof.

“Net Working Capital” means, at any date, (a) the consolidated current assets of the Parent and the Restricted Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Parent and the Restricted Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“Non-Consenting Lender” means, in the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 9.02 and (iii) the Required Lenders have agreed to such consent, waiver or amendment, any Lender who does not agree to such consent, waiver or amendment.

“NWO Subsidiary” means any Restricted Subsidiary of the Parent with respect to which (except for directors’ qualifying shares) the Parent owns, directly or indirectly, Equity Interests representing less than 100% of the outstanding Equity Interests and less than 100% of the outstanding voting Equity Interests; provided that a Restricted Subsidiary shall not be a “NWO Subsidiary” if (a) such Restricted Subsidiary was a Subsidiary Loan Party before it met the foregoing criteria for becoming a “NWO Subsidiary”, unless such Restricted Subsidiary became a “NWO Subsidiary” pursuant to a transfer of all Equity Interests in such Restricted Subsidiary owned, directly or indirectly, by the Parent to a NWO Subsidiary, in accordance with this Agreement or (b) such Restricted Subsidiary is not prohibited from guaranteeing the Secured Obligations.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, for the immediately preceding Business Day); provided, however, that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a Federal funds transaction quoted at 11:00 a.m., New York City time, on such day to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided further, however, that if any of the aforesaid rates shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

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“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Offer” means a takeover offer (as defined in Chapter 3 of Part 28 of the Act) to be made by the Parent to acquire the entire issued and to be issued share capital of the Target with a minimum acceptance threshold of more than 90% of all of the Target Shares not owned by it at the date of the offer (within the meaning of Section 975 of the Act) made or to be made in accordance with the Offer Transaction Documents.

“Offer Cancellation Event” means, if the Acquisition is implemented by means of an Offer, that (a) an Offer lapses, (b) an Offer is withdrawn with the consent of the Takeover Panel or (c) the Offer Document is not published within 28 days following the date of the Announcement (or such longer period as the Takeover Panel may agree).

“Offer Document” means the offer document (including any supplementary offer document) sent or to be sent by the Parent to the Target Shareholders (and any other Persons with information rights) in respect of the Offer, and otherwise made available to such Persons and in the manner required by Rule 24.1 of the Takeover Code.

“Offer Transaction Documents” means, if the Acquisition is implemented by means of an Offer, the Offer Document, if applicable, any document required to effect the Squeeze-Out Procedure and any other document sent by the Target to Target Shareholders in relation to the terms and conditions of an Offer.

“Offer Press Release” means, if the Acquisition is implemented by means of an Offer, the public announcement issued or to be issued by the Parent confirming that the Offer is wholly unconditional.

“Other Taxes” means any and all present or future stamp, documentary Taxes and any other excise, or property, intangible, recording, filing or similar Taxes which arise from any payment made under, from the execution, delivery, or registration of, or from the receipt or perfection of a security interest under, enforcement of, or otherwise with respect to, any Loan Document.

“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq.

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“Overnight Bank Funding Rate” means, for any date, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depositary institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Overnight Rate” means, for any day, the NYFRB Rate.

“Parent” means American Axle & Manufacturing Holdings, Inc., a Delaware corporation.

“Participant” has the meaning set forth in Section 9.04.

“Participant Register” has the meaning set forth in Section 9.04.

“Payment” has the meaning set forth in Article VIII.

“Payment Notice” has the meaning set forth in Article VIII.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permanent Acquisition Financing Indebtedness” means Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or loans (“First Lien Acquisition Indebtedness”), junior secured notes or loans (“Junior Lien Acquisition Indebtedness”) or unsecured notes or loans (“Unsecured Acquisition Indebtedness”); provided that (a) if such Indebtedness is secured, such Indebtedness shall be secured by the Collateral on a senior, pari passu or junior basis with the Loan Document Obligations and shall not be secured by any property or assets other than the Collateral, (b) the proceeds of such Indebtedness shall be used solely to fund the Transactions and, if any such proceeds are received by the Borrower prior to the Closing Date, such proceeds are subject to escrow arrangements reasonably satisfactory to the Administrative Agent, (c) (i) in the case of First Lien Acquisition Indebtedness, the stated final maturity of such Indebtedness shall not be earlier than the Latest First Lien Maturity Date, (ii) in the case of Junior Lien Acquisition Indebtedness, the stated final maturity of such Indebtedness shall not be earlier than the Extended Term Loan Maturity Date and (iii) in the case of Unsecured Acquisition Indebtedness, the stated final maturity of such Indebtedness shall not be earlier than the Extended Term Loan Maturity Date, (d) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale, event of loss, or a change in control, and except for a customary special mandatory redemption in the event that the Acquisition is not consummated) prior to (i) in the case of First Lien Acquisition Indebtedness, the Latest First Lien Maturity Date, (ii) in the case of Junior Lien Acquisition Indebtedness, the Extended Term Loan Maturity Date and (iii) in the case of Unsecured Acquisition Indebtedness, the Extended Term Loan Maturity Date, (e) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans (or in the case of any First Lien Acquisition Indebtedness, than those under the First Lien Bridge Credit Agreement), (f) if such Indebtedness is secured, the security agreement relating to such Indebtedness shall not be materially more favorable (when taken as a whole) to the holders providing such Indebtedness than the existing Security Documents are to the Lenders (as determined in good faith by the Borrower), (g) if such Indebtedness is secured, the Additional Debt Representative with respect to such Indebtedness shall have become party to each applicable Intercreditor Agreement and (g) such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

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“Permitted Acquisition” means any acquisition by the Parent or any Restricted Subsidiary of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) the business of such acquired Person or division or line of business shall comply with the permitted businesses of the Parent and the Restricted Subsidiaries as provided in Section 6.03(b), (c) the portion of the fair market value of the consideration paid or delivered by any Loan Parties for such acquisition (excluding Equity Interests of the Parent) that is attributable to investments in Persons (whether or not Restricted Subsidiaries) that do not become Loan Parties as a result of such acquisition but in which the Borrower or any other Restricted Subsidiary shall own, directly or indirectly, any investment as a result of such acquisition (including the investment in the Person acquired, if it is not a Subsidiary Loan Party) are treated, at the time of such acquisition, as investments in such Person pursuant to Section 6.04 and are permitted to be made thereunder at such time (other than pursuant to the clause thereof that permits Permitted Acquisitions), and (d) (i) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent for which financial statements are available, does not exceed the Applicable Total Net Leverage Ratio as of such day and (ii) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, is not less than 3.00 to 1.00 (provided that if such acquisition is a Limited Condition Transaction, then the conditions precedent set forth in this clause (d) may be required, at the option of the Borrower, to be satisfied as of the date on which the binding agreement for such Limited Condition Transaction is entered into, rather than at the time of the consummation thereof).

“Permitted Encumbrances” means:

(a)             Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b)             carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s construction, artisan’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04;

(c)             pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations;

(d)             deposits to secure or in connection with the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, letters of credit or bankers’ acceptances issued, completion guarantees, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

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(e)             judgment liens in respect of judgments that do not constitute an Event of Default under clause (l) of Article VII;

(f)             easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Parent or any Restricted Subsidiary;

(g)            Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with creditor depository institution;

(h)            landlord’s or lessor’s Liens under leases of property to which the Parent or a Restricted Subsidiary is a party;

(i)              purported Liens evidenced by the filing of Uniform Commercial Code financing statements (x) in respect of operating leases or consignment of goods or (y) that is precautionary in nature in connection with a transaction that is not prohibited hereunder;

(j)              Liens arising by operation of law under Article 4 of the Uniform Commercial Code in connection with collection of items provided for therein or under Article 2 of the Uniform Commercial Code in favor of a reclaiming seller of goods or buyer of goods to the extent such Liens arise in connection with a transaction not prohibited hereunder;

(k)             Liens attaching solely to (i) cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with any investment permitted hereunder and (ii) proceeds of an Asset Disposition permitted hereunder that are held in escrow to secure obligations under the sale documentation relating to such disposition;

(l)              Liens in favor of customs and revenues authorities that secure payment of non-delinquent customs duties in connection with the importation of goods;

(m)            security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business;

(n)            with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any applicable law;

(o)             purchase options, call, and similar rights of, and restrictions for the benefit of, a third party with respect to Equity Interests held by the Parent or any Restricted Subsidiary in joint ventures;

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(p)             Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(q)             Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; and

(r)              Liens that are contractual rights of set off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposits or sweep accounts of the Parent or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent and the Restricted Subsidiaries, (iii) relating to debit card or other payment services or (iv) relating to purchase orders and other agreements entered into by the Parent or any of the Restricted Subsidiaries in the ordinary course of business;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Governmental Receivables Program” means the Auto Supplier Support Program established by the United States Department of the Treasury pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008, as amended, or any other similar governmental receivables program approved by the Administrative Agent in its reasonable discretion; provided that the Parent or the Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such transaction. As of the Effective Date, no Permitted Government Receivables Program is in effect.

“Permitted Investments” means:

(a)            direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof to the extent such obligations are backed by the full faith and credit of the United States of America),

(b)            investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-1 by S&P or P-1 by Moody’s or the equivalent rating from Fitch Ratings Inc.;

(c)            investments in certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or any foreign country recognized by the United States of America which has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the foreign currency equivalent thereof) or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof or the equivalent rating from Fitch Ratings Inc.;

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(d)            fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clauses (a), (e) and (f) of this definition of “Permitted Investments” and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e)            money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;

(f)            securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or Moody’s or the equivalent rating from Fitch Ratings Inc.;

(g)            in the case of any Foreign Subsidiary, (i) direct obligations of the sovereign nation (or any agency thereof) in which such Subsidiary is organized and is conducting business or of Germany or France, or in obligations fully and unconditionally guaranteed by such sovereign nation, Germany or France (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (iii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors (or the parents of such obligors), which investments of obligors (or the parents of such obligors) are not rated as provided in such clauses or in clause (ii) above but which are, in the reasonable judgment of the Parent and the Borrower, comparable in investment quality to such investments and obligors (or the parents of such obligors);

(h)            shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (f) above;

(i)            time deposit accounts, certificates of deposits and money market deposits in an aggregate face amount not in excess 1% of Total Assets of the Parent as of the end of the Parent’s most recently completed fiscal year; and

(j)            solely in the case of any Foreign Subsidiary, investments in certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any Affiliate of a Revolving Lender under (and as defined) in the Existing Credit Agreement and/or the Backstop Credit Agreement, in each case, if then in effect.

“Permitted Joint Ventures” means those investments in joint ventures described on Schedule 6.04B.

“Permitted Junior Lien Refinancing Debt” means Credit Agreement Refinancing Indebtedness constituting secured Indebtedness incurred by the Borrower in the form of one or more series of junior lien secured notes or junior lien secured loans; provided that (a) such Indebtedness is secured by the Collateral on a junior priority basis to the Liens securing the Secured Obligations and the obligations in respect of any Permitted Pari Passu Refinancing Debt and is not secured by any property or assets other than the Collateral, (b) an Additional Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to a Customary Junior Lien Intercreditor Agreement and (c) such Indebtedness meets the Permitted Refinancing Debt Conditions.

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“Permitted Pari Passu Refinancing Debt” means any Credit Agreement Refinancing Indebtedness in the form of secured Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or senior secured loans; provided that (a) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Liens securing the Secured Obligations and is not secured by any property or assets other than the Collateral, (b) an Additional Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to a Customary Pari Passu Intercreditor Agreement and (c) such Indebtedness meets the Permitted Refinancing Debt Conditions.

“Permitted Receivables Factoring” means a factoring transaction pursuant to which the Parent or one or more Restricted Subsidiaries (or a combination thereof) sells (on a non-recourse basis, other than Standard Securitization Undertakings) Receivables (and Related Security) for cash consideration to a Person or Persons (other than to an Affiliate or to GM or any of its Affiliates).

“Permitted Receivables Financing” means a Permitted Receivables Securitization, a Permitted Governmental Receivables Program or a Permitted Receivables Factoring.

“Permitted Receivables Securitization” means transactions (other than pursuant to a Permitted Governmental Receivables Program or Permitted Receivables Factoring) pursuant to which the Parent or one or more of the Restricted Subsidiaries (or a combination thereof) realizes cash proceeds in respect of Receivables and Related Security by selling or otherwise transferring such Receivables and Related Security (on a non-recourse basis with respect to the Parent and the Restricted Subsidiaries, other than Standard Securitization Undertakings) to one or more Receivables Subsidiaries, and such Receivables Subsidiary or Receivables Subsidiaries realize cash proceeds in respect of such Receivables and Related Security; provided that the Parent or the Borrower shall deliver to the Administrative Agent copies of all documentation entered into in connection with any such transaction.

“Permitted Refinancing Debt Conditions” means that such applicable Indebtedness (a) is not at any time guaranteed by any Subsidiary other than Subsidiaries that are Guarantors and (b) to the extent secured, the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent).

“Permitted Refinancing Indebtedness” means any Indebtedness (other than any Indebtedness incurred under this Agreement) of the Parent or a Restricted Subsidiary, issued in exchange for, or the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), Indebtedness of the Parent or such Restricted Subsidiary, as the case may be, that is permitted by this Agreement to be Refinanced; provided that:

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(a)            the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus all refinancing expenses incurred in connection therewith, including any related fees and expenses, make-whole amounts, original issue discount, unpaid accrued interest and premium thereon);

(b)            the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to (and the maturity of such Permitted Refinancing Indebtedness is no earlier than) that of the Indebtedness being Refinanced;

(c)            if the Indebtedness being Refinanced is subordinated in right of payment to any of the Secured Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Secured Obligations on terms at least as favorable, taken as a whole, to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced; provided that a certificate of an officer of the Borrower is delivered to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such subordination terms or drafts of the documentation relating thereto, stating that (i) the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement and (ii) unless the Administrative Agent disagrees by a specified date (as provided below), such terms and conditions shall be permitted, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees);

(d)            no Permitted Refinancing Indebtedness shall have different obligors than the Indebtedness being Refinanced; and

(e)            in the case of a Refinancing of Alternative Incremental Facility Debt, Credit Agreement Refinancing Indebtedness, Indebtedness outstanding under the Existing Credit Agreement, the Backstop Credit Agreement and the First Lien Bridge Credit Agreement and Permanent Acquisition Financing Indebtedness, the terms of such Permitted Refinancing Indebtedness shall be no less favorable taken as a whole to the Parent and the Restricted Subsidiaries than the terms of the Indebtedness being Refinanced; provided that (i) a certificate of an officer of the Borrower is delivered to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that (A) the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement and (B) unless the Administrative Agent disagrees by a specified date (as provided below), such terms and conditions shall be permitted, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (ii) the pricing terms may be less favorable to the Parent and the Restricted Subsidiaries so long as it is being refinanced at the then-prevailing market price.

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“Permitted Reorganization” means any reorganizations, contributions, distributions, Investments, liquidations, transfers, consolidations, dispositions and other activities related to tax planning, in each case with respect to and involving the Parent and the Restricted Subsidiaries; provided that, after giving effect thereto, the aggregate value of the Collateral, and the security interest of the Secured Parties therein, taken as a whole, is not materially impaired, and the Parent and the Restricted Subsidiaries shall be in compliance with the Collateral Requirement.

“Permitted Unsecured Refinancing Debt” means Credit Agreement Refinancing Indebtedness in the form of unsecured Indebtedness incurred by the Borrower in the form of one or more series of senior unsecured notes or loans; provided that such Indebtedness meets the Permitted Refinancing Debt Conditions.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA sponsored, maintained, or contributed to by the Parent or any ERISA Affiliate.

“Platform” has the meaning assigned to such term in Section 9.01(d).

“Precedent” means the indenture, dated as of December 18, 2009, among the Borrower, the guarantors party thereto and U.S. Bank National Association, as trustee.

“Prepayment Event” means:

(a)            any sale, transfer, lease or other disposition (or series of related sales, leases, transfers or dispositions) by the Parent or any Restricted Subsidiary, including any disposition by means of a merger, consolidation, or similar transaction (each an “Asset Disposition”) pursuant to clause (j), (k) or (l) of Section 6.09, other than Asset Dispositions resulting in aggregate Net Cash Proceeds not exceeding (A) $50,000,000 in the case of any single Asset Disposition or series of related Asset Dispositions and (B) $100,000,000 for all such dispositions during any fiscal year;

(b)            any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of the Parent or any Restricted Subsidiary, other than in respect of assets with a fair market value immediately prior to such event not exceeding (A) $50,000,000 in the case of any single such event and (B) $100,000,000 for all such events during any fiscal year; or

(c)            the incurrence by the Parent or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted to be incurred under Section 6.01 or permitted by the Required Lenders pursuant to Section 9.02.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

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“Pro Forma Basis” means, for purposes of determining the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Applicable Total Net Leverage Ratio or the Cash Interest Expense Coverage Ratio as of any date, that such calculation shall give pro forma effect to all Permitted Acquisitions, the Acquisition, all issuances, incurrences or assumptions of Indebtedness (with any such Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms), all sales, transfers or other dispositions of any Equity Interests in a Subsidiary or all or substantially all the assets of a Subsidiary or division or line of business of a Subsidiary outside the ordinary course of business (and any related prepayments or repayments of Indebtedness), any Asset Disposition pursuant to Sections 6.09(k) and (l) and all Subsidiary Designations (each, a “Specified Transaction”), in each case that have occurred during (or, if such calculation is being made for the purpose of determining whether any proposed acquisition will constitute a Permitted Acquisition, any Incremental Extension of Credit may be made, any Alternative Incremental Facility Debt may be incurred, any Subsidiary Designation may be made or whether any other transaction under Article VI may be consummated, since the beginning of) the four consecutive fiscal quarter period of the Parent most recently ended on or prior to such date as if they occurred on the first day of such four consecutive fiscal quarter period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness if such Swap Agreement has a remaining term in excess of 12 months). “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchasing Borrower Party” means any of the Parent, the Borrower or any Restricted Subsidiary.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.20.

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“Ratio Debt” means Indebtedness of the Parent or any Restricted Subsidiary; provided that immediately after giving effect to the incurrence thereof and the application of the proceeds therefrom, (x) no Event of Default shall have occurred and be continuing, (y) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed 3.00 to 1.00 and (z) the aggregate outstanding principal amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties constituting Ratio Debt shall not exceed the greater of (1) $375,000,000 and (2) 6.6% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence; provided that (a) the stated final maturity of such Indebtedness shall not be earlier than the date that is 91 days after the Extended Term Loan Maturity Date (except for any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, which Indebtedness, upon the maturity thereof, automatically converts into Indebtedness that satisfies the requirements set forth in this definition), (b) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, (x) upon the occurrence of an event of default, asset sale, event of loss, or a change in control and (y) in the case of any such Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced or replaced with long-term Indebtedness, upon the incurrence of such refinancing or replacement Indebtedness as long as such refinancing or replacement Indebtedness satisfies the requirements set forth in this definition) prior to the date that is 91 days after the Extended Term Loan Maturity Date, (c) such Indebtedness shall have covenants no more restrictive, taken as a whole, than those applicable to the Commitments and the Loans (except for covenants or other provisions (i) applicable only to periods after the Extended Term Loan Maturity Date in effect at the time such Indebtedness is incurred, (ii) that are on “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or (iii) that are also for the benefit of all other Lenders in respect of Loans and Commitments outstanding at the time such Ratio Debt is incurred), as determined in good faith by the Borrower and (d) except in the case of any such Indebtedness incurred by non-Loan Parties pursuant to clause (z) above, such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party.

“Re-Registration Date” means the date on which Target is re-registered as a private company pursuant to Section 97 of the Act.

“Receivable” means an Account owing to the Parent or any Restricted Subsidiary (before its transfer to a Receivables Subsidiary or to another Person), whether now existing or hereafter arising, together with all cash collections and other cash proceeds in respect of such Account, including all yield, finance charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

“Receivables Financing Debt” means, as of any date with respect to any Permitted Receivables Financing, the amount of the outstanding uncollected Receivables subject to such Permitted Receivables Financing that would not be returned, directly or indirectly, to the Parent or the Borrower, if all such Receivables were to be collected at such date and such Permitted Receivables Financing were to be terminated at such date.

“Receivables Subsidiary” means a wholly owned Restricted Subsidiary that does not engage in any activities other than participating in one or more Permitted Receivables Securitizations and activities incidental thereto; provided that (a) such Restricted Subsidiary does not have any Indebtedness other than Indebtedness incurred pursuant to a Permitted Receivables Securitization owed to financing parties (including the Parent or the applicable seller of Receivables) supported by Receivables and Related Security and (b) neither the Parent nor any Subsidiary Guarantees any Indebtedness or other obligation of such Restricted Subsidiary, other than Standard Securitization Undertakings.

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“Record Date” means the 15th day of the month immediately preceding an interest payment date for the Exchange Notes whether or not such day is a Business Day.

“Reference Rate” means, for any day, the Adjusted Term SOFR Rate as of such day for a Term Benchmark Borrowing with an Interest Period of three months’ duration (without giving effect to the proviso in the definition of the term “Adjusted Term SOFR Rate” herein).

“Reference Time”, with respect to any setting of the then-current Benchmark, means (a) if such Benchmark is the Term SOFR Rate, 5:00 a.m., Chicago time, on the day that is two Business Days preceding the date of such setting, (b) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (c) if such Benchmark is none of the foregoing, the time determined by the Administrative Agent in its reasonable discretion.

“Register” has the meaning set forth in Section 9.04.

“Registrar” means Companies House, the registrar of companies for England and Wales.

“Regulated Bank” means a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000 that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation, (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913, (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 CFR part 211, (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii) or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction.

“Regulation D” means Regulation D of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Business” means any business in which the Parent or any of the Subsidiaries was engaged on the Effective Date and any business related, ancillary or complimentary to such business.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, trustees, members, managers, advisors, representatives and controlling persons of such Person and such Person’s Affiliates.

“Related Security” means, with respect to any Receivables subject to a Permitted Receivables Financing, all assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Receivables, including all collateral securing such Receivables, all contracts and all Guarantee or other obligations in respect of such Receivables, and all proceeds of such Receivables.

“Relevant Governmental Body” means the Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto.

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“Relevant Rate” means (i) with respect to any Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple RFR.

“Required Lenders” means, at any time, Lenders having Loans and unused Commitments representing more than 50% of the sum of the total outstanding Loans and unused Commitments at such time (excluding, for purposes of any such calculation, Defaulting Lenders).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Person, the chief financial officer, chief executive officer, principal accounting officer, treasurer or controller thereof, as applicable and any Person performing similar functions, as applicable.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Parent, the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Parent, the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Parent, the Borrower or any Restricted Subsidiary.

“Restricted Property” means any “Operating Property” or “shares of capital stock or Indebtedness issued by any Restricted Subsidiary and owned by the Company or Holdings or any Restricted Subsidiary”, in each case within the meaning of the Senior Notes Indenture.

“Restricted Subsidiary” means each Subsidiary other than an Unrestricted Subsidiary.

“Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

“RFR” means Daily Simple SOFR.

“RFR Business Day” means a U.S. Government Securities Business Day.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or domiciled in a Sanctioned Country or (c) any Person 50% or more owned in the aggregate or controlled by any such Person or Persons.

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“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority with jurisdiction over any party hereto.

“Scheme” means an English law governed scheme of arrangement effected under part 26 of the Act to be proposed by the Target to the Target Shareholders to implement the Acquisition as contemplated by the Scheme Documents.

“Scheme Circular” means, if the Acquisition is implemented by means of a Scheme, a circular (including any supplementary circular) issued by the Target addressed to the Target Shareholders containing, inter alia, the details of the Acquisition, the Scheme and the notices convening the Court Meeting and the Target General Meeting.

“Scheme Court Order” means, if the Acquisition is implemented by means of a Scheme, the order of the Court sanctioning the Scheme pursuant to Section 899 of the Act.

“Scheme Documents” means each of the Scheme Circular, the Scheme Court Order, the Scheme Resolutions and any other document sent to the holders of Target Shares in relation to the terms and conditions of the Scheme and the Scheme Court Order and any other document designated in writing as a Scheme Document by the Administrative Agent and the Parent.

“Scheme Effective Date” means, if the Acquisition is implemented by means of a Scheme, the date on which a copy of the Scheme Court Order is duly filed on behalf of the Target with the Registrar and the Scheme becomes effective in accordance with section 899 of the Companies Act.

“Scheme Resolutions” means the resolutions of the Target referred to and substantially in the form set out in the Scheme Circular and to be considered at the Court Meeting and the Target General Meeting.

“Screen Rate” means, in respect of the Term SOFR Rate for any Interest Period, the Term SOFR Reference Rate.

“Secured Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Secured Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

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“Secured Obligations” has the meaning assigned to such term in the Collateral Agreement.

“Secured Parties” has the meaning assigned to such term in the Collateral Agreement.

“Security Documents” means the Collateral Agreement, the Mortgages, any Intercreditor Agreement and each other security agreement or other instrument or document executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09 or 5.10 to secure any of the Secured Obligations.

“Senior Notes” means the Borrower’s (a) 6.50% senior notes due 2027, (b) 6.875% senior notes due 2028 and (c) 5.00% senior notes due 2029, in each case issued pursuant to the Senior Notes Indenture and outstanding as of the Effective Date.

“Senior Notes Indenture” means the Indenture dated as of November 3, 2011, among the Borrower, the Parent, certain subsidiary guarantors and U.S. Bank National Association, as trustee, as supplemented by (a) the First Supplemental Indenture dated as of March 23, 2017, (b) the Second Supplemental Indenture dated as of May 17, 2017, (c) the Third Supplemental Indenture dated as of March 23, 2018 and (d) the Fourth Supplemental Indenture dated as of May 14, 2024.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“Specified Subsidiary” means any Restricted Subsidiary (other than the Borrower) that (a) accounts (together with its subsidiaries on a consolidated basis) for less than 10% of Total Assets of the Parent and (b) accounts (together with its subsidiaries on a consolidated basis) for less than 10% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available, in each case, determined in accordance with GAAP; provided that all such Restricted Subsidiaries, taken together, shall not account for greater than 10% of Total Assets of the Parent or greater than 10% of the consolidated revenues of the Parent and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters for which financial statements are available.

“Specified Transaction” has the meaning assigned to such term in the definition of Pro Forma Basis.

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“Squeeze-Out Notice” means a notice under section 979 of the Act given by the Parent to a shareholder of the Target implementing the Squeeze-Out Procedure.

“Squeeze-Out Procedure” means, if the Acquisition is implemented by means of an Offer, the procedure to be implemented following the Unconditional Date under Chapter 3 of Part 28 of the Act to acquire all of the outstanding Target Shares which the Parent has not acquired, contracted to acquire or in respect of which it has not received valid acceptances.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities made by the Parent or any of the Restricted Subsidiaries in connection with a Permitted Receivables Financing that are customary for Permitted Receivables Financings of the same type; provided that Standard Securitization Undertakings shall not include any Guarantee of any Indebtedness or collectability of any Receivables.

“Starter Available Amount” means, at any time, (a) the greater of (i) $437,500,000 and (ii) 4.0% of Total Assets, minus (b) the sum at such time of (i) Investments previously or concurrently made under Section 6.04(p), plus (ii) Restricted Payments previously or concurrently made under Section 6.07(a)(viii), plus (iii) repayments, repurchases, redemptions, retirements or other acquisitions for value of Junior Debt previously or concurrently made under Section 6.07(b)(iv).

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Parent, including the Borrower.

“Subsidiary Designation” means (a) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (b) any designation of an Unrestricted Subsidiary as a Restricted Subsidiary, in each case in accordance with Section 5.13.

“Subsidiary Loan Party” means any Restricted Subsidiary that is not the Borrower or an Excluded Subsidiary.

“Successor Borrower” has the meaning assigned to such term in Section 6.03.

“Supported QFC” has the meaning assigned to it in Section 9.20.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent or the Subsidiaries shall be a Swap Agreement.

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“Syndication Letter” means the Engagement and Syndication Letter dated as of January 29, 2025, among the Parent, the Borrower and JPMorgan Chase Bank, N.A.

“Synergy or Cost Saving Initiative” has the meaning assigned to such term in the definition of Consolidated EBITDA.

“Takeover Code” means the UK City Code on Takeovers and Mergers, as administered by the Takeover Panel and as amended from time to time.

“Takeover Panel” means the UK Panel on Takeovers and Mergers.

“Target” means Dowlais Group plc, a company organized under the laws of England and Wales with registered number 14591224.

“Target Credit Agreement” means Senior Term and Revolving Facilities Agreement dated as of February 22, 2023, among the Target, GKN Industries Limited, the lenders party thereto, HSBC Bank plc, as agent, and the other parties party thereto, and shall include any amendment, refinancing or replacement thereof.

“Target General Meeting” means the general meeting of the shareholders of the Target (and any adjournment thereof) to be convened in connection with the Scheme for the purpose of considering, and, if thought fit, approving the shareholder resolutions necessary to enable the Target to implement the Acquisition by means of a Scheme.

“Target Group” means the Target and its subsidiaries.

“Target Notes” means the senior notes of GKN Industries Limited issued pursuant to the Note Purchase Agreement dated October 30, 2024, among the Target, GKN Industries Limited, the guarantors from time to time party thereto and the purchasers party thereto, and shall including any refinancing or replacement thereof.

“Target Shareholders” means the holders of Target Shares.

“Target Shares” means the ordinary shares of the capital of the Target.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding) imposed by any Governmental Authority, and includes all liabilities, penalties and interest with respect to such amounts.

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“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term SOFR Determination Day” has the meaning set forth in the definition of Term SOFR Reference Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the applicable Screen Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm, New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five Business Days prior to such Term SOFR Determination Day.

“Total Assets” means the amount of total assets of the Parent and its Restricted Subsidiaries that would be reflected on a balance sheet of the Parent prepared as of such date on a consolidated basis in accordance with GAAP.

“Total Cap” means 11.50% per annum.

“Total First Lien Indebtedness” means, as of any date, the aggregate principal amount of Total Indebtedness that is secured on a first priority basis by a Lien on any property or asset of the Parent or any Restricted Subsidiary.

“Total Indebtedness” means, as of any date, the sum (without duplication) of (a) the aggregate principal amount of Indebtedness of the Parent and the Restricted Subsidiaries outstanding as of such date that consists of Capital Lease Obligations, obligations for borrowed money and obligations in respect of the deferred purchase price of property or services (in the case of any earn-out or similar contingent obligation, solely to the extent due and payable (and unpaid) as of any applicable date of determination), determined on a consolidated basis, plus (b) the aggregate amount, if any, of Receivables Financing Debt in respect of any Permitted Receivables Securitization outstanding as of such date.

“Total Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $1,000,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

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“Total Secured Indebtedness” means, as of any date, the aggregate principal amount of Total Indebtedness that is secured by a Lien on any property or asset of the Parent or any Restricted Subsidiary.

“Transaction Costs” means all fees and expenses (including premiums and original issue discount) incurred by the Parent, the Borrower or any Restricted Subsidiary in connection with the Transactions.

“Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents (including this Agreement) to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof, (b) the consummation of the Acquisition (including the transactions necessary to effectuate the Acquisition) and the transactions contemplated by the Acquisition Documents, (c) the consummation of the Existing Indebtedness Refinancing, (d) the execution, delivery and performance by each Loan Party of the definitive documentation for the Permanent Acquisition Financing Indebtedness, the First Lien Bridge Loans, the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the incurrence of the Indebtedness thereunder and the use of the proceeds thereof and (e) the payment of the Transaction Costs.

“Trustee” means the person acting as trustee under the Exchange Notes Indenture, which shall be a bank or trust company that may be reasonably agreed by the Borrower and the Administrative Agent).

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to (a) the Term SOFR Rate (or more generally by reference to a Term Benchmark), (b) the Alternate Base Rate or (c) Daily Simple SOFR (or more generally by reference to an RFR).

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the personal property security laws of any jurisdiction other than the State of New York, “UCC” or “Uniform Commercial Code” means those personal property security laws as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority and for the definitions related to such provisions.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

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“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unconditional Date” means the date on which the Offer is declared or becomes wholly unconditional.

“Unrestricted Cash” means unrestricted cash and cash equivalents of the Parent or any of the Restricted Subsidiaries and not controlled by or subject to any Lien or other preferential arrangement in favor of any creditor (other than Liens created under the Loan Documents, any Liens permitted by clause (k) of Section 6.02 and Liens constituting Permitted Encumbrances of the type referred to in clause (g) of the definition of such term).

“Unrestricted Subsidiary” means (a) any Subsidiary that is designated as an Unrestricted Subsidiary by the Borrower pursuant to Section 5.13 subsequent to the Effective Date and (b) any Subsidiary of an Unrestricted Subsidiary.

“Unsecured Acquisition Indebtedness” has the meaning assigned to such term in the definition of Permanent Acquisition Financing Indebtedness.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means (i) for purposes of Sections 3.18 and 6.13 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(e)(i)(C).

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

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“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02.      Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a “Term Benchmark Loan”, an “RFR Loan”, or a “Term SOFR Loan”).

SECTION 1.03.      Terms Generally; Other Interpretive Provisions. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), unless otherwise expressly stated to the contrary, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)            With respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that require compliance with a financial ratio or test (including the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Applicable Total Net Leverage Ratio) (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts shall be disregarded in the calculation of the financial ratio or test applicable to such Incurrence Based Amounts. Notwithstanding anything to the contrary herein, for purposes of determining whether any transaction or action is permitted under any covenant set forth in Article VI, the Borrower may rely on more than one basket or exception within a covenant hereunder and the Borrower may divide and classify such transaction or action within the applicable covenant in any manner that complies with the terms set forth therein, and may later divide and reclassify any such transaction or action so long as the transaction or action (as so divided and/or reclassified) would be permitted to be made in reliance on the applicable baskets and exceptions within such covenant as of the date of such reclassification (it being understood that such classification or reclassification shall be subject to all the applicable terms and parameters of such exceptions and baskets).

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SECTION 1.04.      Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that (a) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (b) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Parent or any Subsidiary at “fair value”, as defined therein.

SECTION 1.05.      Pro Forma Calculations; Limited Condition Transactions. (a) With respect to any period during which any Specified Transaction occurs, for purposes of determining the Total Net Leverage Ratio, the Applicable Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio or the Cash Interest Expense Coverage Ratio, calculations with respect to such period shall be made on a Pro Forma Basis.

(b)            In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of (i) determining compliance with any provision of this Agreement which is subject to a Default or an Event of Default qualifier (including any representation and warranty related thereto) or requires the calculation of any financial ratio or test, including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Applicable Total Net Leverage Ratio and the Total Net Leverage Ratio or (ii) testing availability under baskets set forth in this Agreement (including baskets subject to Default or Event of Default conditions), at the option of the Borrower (and if the Borrower elects to exercise such option, such option shall be exercised on or prior to the date of the definitive agreements, notice of prepayment (or similar notice) or declaration of the Restricted Payment, in each case with respect to such Limited Condition Transaction) (any such election, an “LCT Election”) the date of such determination shall be deemed to be the date the definitive agreements, declaration or notice for such Limited Condition Transaction are entered into, made or delivered, as applicable (the “LCT Test Date”), and if, after giving effect to the Limited Condition Transaction (and the other transactions to be entered into in connection therewith) on a Pro Forma Basis, the Borrower would have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket (and any related representations, warranties, requirements and conditions), such ratio, test or basket (and any related representations, warranties, requirements and conditions) shall be deemed to have been complied with (or satisfied). For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would have failed to have been complied with as a result of fluctuations in any such ratio, test or basket, at or prior to the consummation of the relevant transaction or action, such baskets, tests or ratios will not be deemed to have failed to have been complied with as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test or basket availability with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any investment permitted under Section 6.04, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness or any other action or transaction (each, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or irrevocable notice for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a Pro Forma Basis (i) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.

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SECTION 1.06.      Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.07.      Interest Rates; Benchmark Notification. The interest rate on a Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a benchmark transition event, Section 2.14 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

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SECTION 1.08.      Effectuation of Acquisition Transactions. Without prejudice and subject to Section 4.03, all references herein to the Parent and the Subsidiaries on the Closing Date shall be deemed to be references to such Persons, and all of the representations and warranties of the Parent and the Borrower contained in this Agreement shall be deemed made the Closing Date, in each case, upon and following the Acquisition Completion Date, after giving effect to the Acquisition and the related transactions, unless the context otherwise requires.

SECTION 1.09.      Closing Date Adjustments. With respect to any basket or exception under this Agreement that is specified to equal the greater of (x) a “fixed” dollar amount (the “Dollar Component”) and (y) a “grower” amount equal to a stated percentage of Total Assets (the “Total Assets Component”), the Dollar Component of each such basket or exception shall be automatically and permanently adjusted on the Closing Date to an amount equal to the product of (i) the applicable percentage of Total Assets under the Total Assets Component of such basket or exception, expressed as a decimal, multiplied by (ii) Total Assets as of the Closing Date, determined after giving effect to the Acquisition.

SECTION 1.10.      Exchange Rates; Currency Equivalents. Any amount specified in this Agreement (other than in Articles II, VIII and IX) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount to be determined at the Exchange Rate; provided if any basket is exceeded solely as a result of fluctuations in applicable currency exchange rates after the last time such basket was utilized, such basket will not be deemed to have been exceeded solely as a result of such fluctuations in currency exchange rates.

ARTICLE II

The Credits

SECTION 2.01.      Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (in Dollars) to the Borrower on the Closing Date in a principal amount not exceeding its Commitment. The Borrower may make only one Borrowing under the Commitment, which shall be made hereunder in a single drawing on the Closing Date.

SECTION 2.02.      Loans and Borrowings. (a) Each Bridge Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Bridge Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make a Bridge Loan as required.

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(b)            Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans, Term SOFR Loans or Daily Simple SOFR Loans, as the Borrower may request in accordance herewith. Each Lender at its option may make any Bridge Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Bridge Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.15, 2.17 or 2.19 to the extent such amounts would not have been payable had such Lender not exercised such option.

(c)            (i) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000 and (ii) at the time that each RFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Term Benchmark Term Borrowings or RFR Term Borrowings outstanding.

(d)            Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Bridge Loan Maturity Date.

SECTION 2.03.      Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by delivery of a written Borrowing Request (a) in the case of a Term Benchmark Borrowing, not later than 2:00 p.m., New York City time, three Business Days (or such shorter period as may be acceptable to the Administrative Agent) before the date of the proposed Borrowing, (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York City time, on the date of the proposed Borrowing or (c) in the case of an RFR Borrowing, not later than 11:00 a.m., New York City time, five Business Days before the date of the proposed Borrowing. Each such Borrowing Request shall be in a form approved by the Administrative Agent and signed by the Borrower and shall be delivered by hand, facsimile or electronic mail to the Administrative Agent and shall be irrevocable; provided that any Borrowing Request may state that it is conditioned upon the consummation of any transaction specified therein. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)              the aggregate amount of the requested Borrowing;

(ii)             the date of such Borrowing, which shall be a Business Day;

(iii)            whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing, as applicable;

(iv)            in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v)             the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

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If no election as to the Type of any Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04.      Extended Term Loans. (a) If any of the Bridge Loans remain outstanding on the Bridge Loan Maturity Date, then on the Bridge Loan Maturity Date the then-outstanding principal amount of such Bridge Loans will automatically be converted, without the need for any action by any party hereto, to Extended Term Loans, which shall be due and payable on the Extended Term Loan Maturity Date. Upon the conversion of the Bridge Loans into Extended Term Loans, each Lender shall cancel on its records a principal amount of the Bridge Loans held by such Lender corresponding to the principal amount of the Extended Term Loans made by such Lender, which corresponding principal amount of the Bridge Loans shall be satisfied by the conversion of such Bridge Loans into Extended Term Loans in accordance with this Section 2.04(a).

(b)            Notwithstanding anything to the contrary contained in this Agreement, on and after the Bridge Loan Maturity Date, at all times while any Extended Term Loans are outstanding, the redemption, affirmative covenants, negative covenants, events of default, change of control and waiver and amendment provisions contained in the Exchange Notes Indenture shall be applicable to the Extended Term Loans instead of the provisions contained in Section 2.10, Section 2.11, Article V, Article VI, Article VII and Section 9.02 of this Agreement, and such provisions of the Exchange Notes Indenture (including the corresponding definitions in the Exchange Notes Indenture that relate to such sections and articles of the Exchange Notes Indenture) shall be deemed incorporated and set forth in this Agreement to the extent necessary to give effect to the foregoing; provided that, for purposes of this Agreement (i) any references to the “Holders” therein shall be deemed to be references to the Lenders, (ii) any references to the “Indenture” therein shall be deemed to be references to this Agreement, (iii) any references to the “Issuer” therein shall be deemed to be references to the Borrower, (iv) any references to the “Notes” therein shall be deemed to be references to the Extended Term Loans and (v) any references to the “Trustee” therein shall be deemed to be references to the Administrative Agent.

SECTION 2.05.      Exchange Notes.

(a)            Issuance. (i) Each Lender will have the option at any time on or after the Bridge Loan Maturity Date to receive Exchange Notes in exchange for the Extended Term Loans (or a portion thereof) of such Lender then outstanding (each such event being referred to herein as an “Exchange”); provided that, solely in connection with the first issuance of the Exchange Notes, the Borrower shall not be required to issue Exchange Notes until it shall have received Exchange Requests to issue not less than $200,000,000 aggregate principal amount of Exchange Notes.

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(ii)            The principal amount of the Exchange Notes issued in any Exchange will equal 100% of the aggregate principal amount of the Extended Term Loans (or the portions thereof) for which they are exchanged pursuant to such Exchange and will bear interest at a fixed rate per annum equal to the Total Cap. The Exchange Notes will rank pari passu with the Extended Term Loans and will have the terms set forth in the Exchange Notes Indenture.

(iii)            On any date an Exchange is effected (an “Exchange Date”), which shall be a Business Day, the Borrower shall, pursuant to the provisions of this Article II, pay all accrued and unpaid interest on the Extended Term Loans exchanged pursuant to such Exchange. If a Default or Event of Default shall have occurred and be continuing on any Exchange Date, (A) a corresponding default or event of default, as the case may be, shall be deemed to have occurred and be continuing under the Exchange Notes Indenture, (B) any notices given or cure period commenced while the Extended Term Loan was outstanding shall be deemed given or commenced (as of the actual dates thereof) for all purposes with respect to the Exchange Notes (with the same effect as if the Exchange Notes had been outstanding as of the actual dates thereof) and (C) the Exchange Notes shall accrue default interest under the Exchange Notes Indenture to the same extent the Extended Term Loans that were exchanged for such Exchange Notes accrue default interest. Receipt by a Lender of the Exchange Notes pursuant to any Exchange, and of all amounts due in respect of the Extended Term Loans of such Lender subject to such Exchange through the Exchange Date, shall be in satisfaction of, and shall constitute the discharge of, such Extended Term Loans and the Borrower and the Loan Parties will have no further obligations in respect of such Extended Term Loans relating to any time from and after the time of such receipt; provided, that, notwithstanding anything to the contrary, (x) if a Lender receives Exchange Notes but not all accrued and unpaid interest on the Extended Term Loans that were exchanged for such Exchange Notes, the Borrower’s and the Loan Parties’ obligations in respect thereof shall not be satisfied and discharged and interest and default interest shall accrue on such unpaid interest to the extent provided in this Agreement, (y) such satisfaction and discharge shall be deemed to occur only upon the payment in full in cash of all such unpaid interest, together with any default interest thereon, and (z) any such satisfaction and discharge shall not affect the obligations of the Borrower and the Loan Parties hereunder and under the other Loan Documents with respect to such Extended Term Loans, other than the principal thereof and interest thereon, to the extent arising or relating to any time prior to the time of such receipt; provided, further, for the avoidance of doubt, that the Extended Term Loans and the Exchange Notes will not be considered to constitute new Indebtedness of the Borrower but will evidence the same Indebtedness as was evidenced by the Bridge Loans, which Indebtedness will continue with full force and effect in the form of Extended Term Loans or Exchange Notes, as the case may be. Notwithstanding anything contained herein to the contrary, for the avoidance of doubt, (A) if any Exchange Date would occur in any period between a Record Date and the following interest payment date for the Exchange Notes, then the Exchange Date shall be deferred until the Business Day immediately following such interest payment date and (B) in no event will any Lender who exchanges Extended Term Loans for Exchange Notes be entitled to receive interest payments with respect to both the Extended Term Loans and the Exchange Notes for any portion of the same Interest Period.

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(iv)            In order to effect an Exchange, a Lender shall provide the Administrative Agent and the Borrower written or fax notice (an “Exchange Request”) in the form to be attached as an exhibit to the Exchange Notes Indenture at least five Business Days prior to an Exchange Date, which shall be a Business Day, selected by such Lender for an Exchange in compliance with this Article II, together with such other information as may be reasonably requested by the Administrative Agent. Each Exchange Request shall specify (A) the Lender’s legal name, (B) the Exchange Date selected by such Lender, (C) the principal amount of the Extended Term Loans to be exchanged pursuant to such Exchange Request (which shall be, when taken together with Exchange Requests from other Lenders whose requested exchange has not yet been completed, at least $25,000,000 or, if less than $25,000,000, the entire remaining aggregate principal amount of the Extended Term Loans of the Lenders), and (D) instructions for delivery to such Lender of each Exchange Note subject to such Exchange Request, including (1) if such Exchange Note is to be recorded in book-entry form in accordance with Section 2.05(b)(iv), instructions as to whether such Exchange Note is to be credited to the account of such Lender directly or indirectly through a participant in the Depository Trust Company identified in such Exchange Request and (2) if such Exchange Note is to be issued as a definitive registered note in accordance with Section 2.05(b)(iv), instructions as to the name in which such Exchange Note is to issued and instructions for physical delivery thereof. Upon receipt of an Exchange Request, the Administrative Agent shall promptly provide written or fax notice of such proposed Exchange to the Trustee, with a copy to the Borrower, that shall specify the information contained in such Exchange Request.

(b)            Exchange Notes. (i) In the event that any Bridge Loans remain outstanding on the date 270 days after the Closing Date, (A) the Borrower shall, as promptly as practicable after being requested to do so by the Administrative Agent, engage a Trustee, (B) the Trustee, the Borrower and the other Loan Parties shall enter into the Exchange Notes Indenture promptly thereafter (and in any event no later than 30 days prior to the Bridge Loan Maturity Date), (C) the Borrower shall execute and deliver to the Trustee certificates evidencing the full amount of the Exchange Notes that may be issued pursuant to the terms hereof, to be held by the Trustee, undated and unauthenticated, pending issuance pursuant to the terms hereof, (D) the Borrower shall provide to the Administrative Agent no later than 30 days prior to the Bridge Loan Maturity Date copies of resolutions of its board of directors approving the execution and delivery of the Exchange Notes Indenture and the issuance of any Exchange Notes, together with a customary certificate of the secretary or an assistant secretary of the Borrower certifying such resolutions and (E) the Borrower shall use reasonable best efforts to obtain ratings from at least two of S&P, Moody’s and Fitch Ratings Inc. for the Exchange Notes prior to the Bridge Loan Maturity Date and, if not obtained by then, as soon as practicable thereafter.

(ii)            The Exchange Notes shall be issued in the form set forth in the Exchange Notes Indenture, with such changes as the Administrative Agent may request to effect the provisions of this Agreement and the Exchange Notes Indenture and to comply with any applicable requirement of law, regulation or trustee procedures or policies, including such changes as are reasonably necessary to cause the Exchange Notes to become eligible for deposit at The Depository Trust Company; provided that no such changes shall be adverse in any material respect to the Lenders or a holder of Exchange Notes upon issuance.

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(iii)            The Borrower shall, no later than ten Business Days prior to the Bridge Loan Maturity Date, (A) use reasonable best efforts to cause the Exchange Notes to become eligible for deposit at The Depository Trust Company (including by the filing of an appropriately executed letter of representations) and (B) obtain “CUSIP” and “ISIN” numbers for the Exchange Notes.

(iv)            On or prior to the fifth Business Day following the receipt of an Exchange Request from a Lender in accordance with Section 2.05(a)(iv) (and subject to the proviso set forth in Section 2.05(a)(i)) that requests the exchange of any Extended Term Loan (or a portion thereof) of such Lender for Exchange Notes, the Borrower shall use reasonable best efforts to cause the Trustee to deliver, in accordance with the instructions set forth in such Exchange Request and with the terms of the Exchange Notes Indenture, a fully executed and authenticated Exchange Note or Exchange Notes, in an aggregate principal amount as set forth in Section 2.05(a)(ii) and bearing interest and with a maturity date as set forth for such Exchange Notes in the Exchange Notes Indenture, dated the date of the issuance of such Exchange Note. Such Exchange Note shall either (A) be recorded in book-entry form as a beneficial interest in one or more global notes deposited with the Trustee as custodian for The Depository Trust Company and credited to the account of the exchanging Lender directly or indirectly through its participant in the Depository Trust Company system or (B) if the foregoing is not reasonably practicable, be issued as a definitive registered note payable to the order of the holder or beneficial owner, as the case may be.

(v)            Nothing in Section 2.04 or this Section 2.05 shall prevent or limit the ability of the Borrower to repay or refinance the Loans in any other manner not otherwise prohibited by this Agreement (for the avoidance of doubt, after giving effect to Section 2.04(b)).

SECTION 2.06.      Funding of Borrowings. (a) Each Lender shall make each Bridge Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time (in the case of a Term Benchmark Loan or an RFR Loan), or 2:00 p.m., New York City time (in the case of an ABR Loan), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Bridge Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower in the United States designated by the Borrower in the applicable Borrowing Request.

(b)            Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

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SECTION 2.07.      Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)            To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or electronic mail by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c)             Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)              the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)             the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)            whether the Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing, as applicable; and

(iv)            if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

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(d)             Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each participating Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)             If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, has notified the Borrower of the election to give effect to this sentence on account of such Event of Default, then, in each such case, so long as such Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, each Term Benchmark Borrowing and each RFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08.      Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Commitment of each Lender shall be automatically terminated upon the making by such Lender of its Bridge Loans on the Closing Date and (ii)  the Commitments shall automatically terminate at 5:00 p.m., New York City time, on the last Business Day of the Certain Funds Period. The Commitments shall be automatically reduced upon the issuance or incurrence by the Borrower of any Junior Lien Acquisition Indebtedness (including any Demand Notes) by an amount equal to the aggregate principal amount thereof.

(b)             The Borrower may at any time terminate, or from time to time reduce, the Commitments, without premium or penalty; provided that  each reduction of the Commitments shall be in an amount that is an integral multiple of $500,000 and not less than $5,000,000.

(c)             The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments under paragraph (b) of this Section delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the consummation of any other transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Except as provided in Section 2.20(b), each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

SECTION 2.09.      Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender on the Maturity Date.

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(b)            Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)            The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)            The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e)            Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.

SECTION 2.10.      Change in Control Repayment Offer. (a) Upon the occurrence of a Change in Control occurring after the Certain Funds Period, each Lender shall have the right to require the Borrower to repay all or any part of such Lender’s Bridge Loans at a price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the date of the Change in Control Repayment Date (as defined below) to the extent required by Section 2.13.

(b)            Within 30 days following any Change in Control, the Borrower shall deliver notice (the “Change in Control Offer”) to the Administrative Agent, and promptly following receipt of any such Change in Control Offer, the Administrative Agent shall advise the participating Lenders of the contents thereof with the following information:

(i)            that a Change in Control has occurred or will occur and that such Lender has the right to require the Borrower to repay such Lender’s Bridge Loans at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of the Change in Control Repayment Date (subject to the right of the Lenders to receive interest on the relevant Interest Payment Date);

(ii)            the circumstances and relevant facts, including the identification of the transaction or transactions that constitute such Change in Control, and financial information regarding such Change in Control;

(iii)            the repayment date, which shall be no earlier than 30 days nor later than 60 days from the date such notice is sent, (the “Change in Control Repayment Date”); and

(iv)            instructions determined by the Borrower, consistent with this Section 2.10, that a Lender must follow in order to have its Bridge Loans repaid.

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(c)            Any Lender may elect, by notice to the Administrative Agent or the Borrower by telephone (confirmed by hand delivery or facsimile) at least one Business Day prior to the required repayment date, to decline all or any portion of any repayment of its Loans pursuant to a Change in Control Offer, in which case the aggregate amount of the repayment that would have been applied to repay such Loans but was so declined shall be retained by the Borrower.

(d)            A Change in Control Offer may be made in advance of a Change in Control, and conditioned upon such Change in Control, if a definitive agreement is in place for the Change in Control at the time of making of the Change in Control Offer.

(e)            Notwithstanding the other provisions of this Section 2.10, the Borrower shall not be required to make a Change in Control Offer upon a Change in Control if a third party makes the Change in Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 2.10 applicable to a Change in Control Offer made by the Borrower and repays all Bridge Loans elected by the applicable Lender to be repaid.

(f)             At the time the Borrower delivers funds to the Administrative Agent for the repayment of any Bridge Loans elected by the applicable Lender to be repaid pursuant to any Change in Control Offer, the Borrower shall also deliver an officers’ certificate stating that such Bridge Loans are to be accepted for repayment by the Borrower pursuant to and in accordance with the terms of this Section 2.10.

(g)            Prior to any Change in Control Offer, the Borrower shall deliver to the Administrative Agent an officers’ certificate stating that all conditions precedent contained herein to the right of the Borrower to make such offer have been complied with.

SECTION 2.11.      Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to Section 2.16, but otherwise without premium or penalty, subject to prior notice in accordance with paragraph (g) of this Section.

(b)            [Reserved.]

(c)             In the event and on each occasion that any Net Cash Proceeds are received on or after the Closing Date by or on behalf of the Parent in respect of any Equity Issuance, the Borrower shall, on the date on which such Net Cash Proceeds are received, prepay the Bridge Loans in an aggregate principal amount equal to 100% of the amount of such Net Cash Proceeds.

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(d)             In the event and on each occasion that any Net Cash Proceeds are received on or after the Closing Date by or on behalf of the Parent or any Restricted Subsidiary in respect of any Prepayment Event (including by the Administrative Agent as loss payee in respect of any Prepayment Event described in clause (b) thereof), then in each case, the Borrower shall, promptly but in any event within 10 Business Days after such Net Cash Proceeds are received (or, in the case of a Prepayment Event described in clause (c) of the definition of the term “Prepayment Event”, on the date on which such Net Cash Proceeds are received), prepay the Loans in an aggregate principal amount equal to 100% of the amount of such Net Cash Proceeds (or, if the Borrower or any of its Restricted Subsidiaries has incurred Indebtedness that is permitted under Section 6.01 that is secured, on an equal and ratable basis with the Loans, by a Lien on the Collateral permitted under Section 6.02, and such Indebtedness is required to be prepaid or redeemed with the net proceeds of any Prepayment Event, then by such lesser percentage of such Net Cash Proceeds such that such Indebtedness receives no greater than a ratable percentage of such Net Cash Proceeds based upon the aggregate principal amount of the Loans and such Indebtedness then outstanding). Notwithstanding the foregoing, if the Borrower would otherwise be required to make a prepayment in respect of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, but notifies the Administrative Agent in writing that it elects to reinvest the applicable Net Cash Proceeds in assets useful in the business of the Borrower or any Restricted Subsidiary and certifies that no Event of Default has occurred and is continuing at such time, then no such prepayment shall be required if the Borrower or any Restricted Subsidiary shall reinvest the applicable Net Cash Proceeds in assets useful in the Borrower’s or a Restricted Subsidiary’s business within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if the Borrower or a Restricted Subsidiary enters into a legally binding commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, six (6) months following the last day of such twelve (12) month period; provided that to the extent that any such Net Cash Proceeds that have not been so reinvested by the end of the period specified in sub-clause (x) or (y) above, as applicable, a prepayment (in the same manner that would have been required if no reinvestment election had been made), shall be required in an amount equal to such Net Cash Proceeds that have not been so reinvested.

(e)            In the event and on each occasion that any Net Cash Proceeds are received on or after the Closing Date by or on behalf of the Parent or any Restricted Subsidiary in respect of any Debt Incurrence Prepayment Event, then in each case, the Borrower shall, on the date on which such Net Cash Proceeds are received, prepay the Bridge Loans in an aggregate principal amount equal to 100% of the amount of such Net Cash Proceeds; provided that in the event any Lender or affiliate of a Lender purchases Demand Notes from the Borrower pursuant to a Securities Demand under (and as defined in) the Arranger Fee Letter in respect of the Bridge Loans at an issue price above the level at which such Lender or affiliate has determined such Demand Notes can be resold by such Lender or affiliate to a bona fide third party at the time of such purchase (and notifies the Borrower thereof), the Net Cash Proceeds received by the Borrower in respect of such Indebtedness may, at the option of such Lender or affiliate, be applied first to repay the Bridge Loans of such Lender or affiliate (provided that if there is more than one such Lender or affiliate then such Net Cash Proceeds will be applied pro rata to repay Bridge Loans of all such Lenders or affiliates in proportion to such Lenders’ or affiliates’ principal amount of Indebtedness purchased from the Borrower) prior to being applied to prepay the Bridge Loans held by other Lenders.

(f)            Prior to any optional or mandatory prepayment of Borrowings under this Section, the Borrower shall, subject to the next sentence, select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment delivered pursuant to paragraph (g) of this Section. Any Lender may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day prior to the required prepayment date, to decline all or any portion of any prepayment of its Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined) in which case the aggregate amount of the prepayment that would have been applied to prepay such Loans but was so declined shall be retained by the Borrower.

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(g)            The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) or electronic mail of any prepayment hereunder (i)(x) in the case of prepayment of a Term Benchmark Borrowing, not later than 12:00 p.m., New York City time, three Business Days before the date of prepayment and (y) in the case of prepayment of an RFR Borrowing, not later than 11:00 a.m., New York City time, five Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that a notice of prepayment may state that such notice is conditioned upon the occurrence of an event specified in such notice, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the participating Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

(h)            [Reserved].

(i)            Notwithstanding the foregoing, to the extent that the repatriation of any Net Cash Proceeds in respect of any Prepayment Event described in clause (a) or (b) of the definition thereof or any Debt Incurrence Prepayment Event that is required to be applied to prepay the Loans pursuant to Section 2.11(d) or (e) (i) would be prohibited or restricted under applicable local law (including as a result of laws or regulations relating to financial assistance, corporate benefit, restrictions on upstreaming of cash intragroup and fiduciary and statutory duties of directors of relevant subsidiaries) (provided that the Parent and its Restricted Subsidiaries shall take all commercially reasonable actions available under local law to permit such repatriation) or (ii) would result in material adverse tax consequences to the Parent and the Restricted Subsidiaries (taken as a whole) with respect to such amount as reasonably determined in good faith by the Parent in consultation with the Administrative Agent, then in each case, the Borrower shall not be required to prepay such affected amounts (the “Excluded Amounts”) as required under Section 2.12(d) or (e), and such amounts may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation, or the Parent believes in good faith that such material adverse tax consequence would result, and once such repatriation of any of such Excluded Amounts is permitted under the applicable local law or the Parent determines in good faith such repatriation would no longer would have such material adverse tax consequences, such repatriation will be promptly effected and such repatriated Excluded Amounts will be promptly (and in any event not later than five Business Days after such repatriation) applied (net of additional taxes payable or reasonably estimated to be payable as a result thereof) to the prepayment of the Loans pursuant to this Section (provided that no such prepayment of the Loans pursuant to this Section shall be required in the case of any such Net Cash Proceeds the repatriation of which the Parent believes in good faith would result in material adverse tax consequences, if on or before the date on which such Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to paragraph (d) of this Section, (x) the Borrower applies an amount equal to the amount of such Net Cash Proceeds to such reinvestments or prepayments as if such Net Cash Proceeds had been received by the Borrower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds had been repatriated (or, if less, the Net Cash Proceeds that would be calculated if received by such Foreign Subsidiary) or (y) such Net Cash Proceeds are applied to the repayment of Indebtedness of a Foreign Subsidiary).

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(j)            Notwithstanding anything to the contrary herein, no prepayment of Bridge Loans shall be required or permitted pursuant to this Section 2.11 (other than in connection with a Debt Incurrence Prepayment Event) to the extent that the applicable Net Cash Proceeds are then required to be applied to mandatorily prepay any First Lien Obligations except to the extent of any such Net Cash Proceeds declined or waived by the applicable holder of First Lien Obligations; provided that in the case of a Debt Incurrence Prepayment Event, the proceeds of any Junior Lien Acquisition Indebtedness or Unsecured Acquisition Indebtedness shall be applied first, to prepay the Bridge Loans and second, to prepay the First Lien Bridge Loans in accordance with the terms of the First Lien Bridge Credit Agreement.

SECTION 2.12.         Fees. (a) Without duplication of any fees paid pursuant to the Arranger Fee Letter, on the Bridge Loan Maturity Date, the Borrower shall pay to the Administrative Agent for the account of each Lender a fee (the “Conversion Fee”) in an amount equal to 1.50% of the aggregate principal amount of the Bridge Loans of such Lender outstanding on such date (determined prior to giving effect to any conversion to Extended Term Loans to occur on such date).

(b)           The Borrower agrees to pay to the parties entitled thereto the fees payable pursuant to the Fee Letters in the amounts and at the times set forth therein.

(c)           All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Collateral Agent, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the applicable Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.13.         Interest. (a) The Bridge Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. The Bridge Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. The Bridge Loans comprising each RFR Borrowing shall bear interest at a rate per annum equal to the applicable Adjusted Daily Simple RFR plus the Applicable Rate. Notwithstanding the foregoing, from and after the occurrence of a Demand Failure Event in respect of a Securities Demand under (and as defined in) the Arranger Fee Letter in respect of the Commitments or Loans hereunder, each Bridge Loan shall bear interest at the Total Cap.

(b)            The Extended Term Loans shall bear interest at the Total Cap for each Interest Period in effect for the unpaid principal amount thereof from and including the Bridge Loan Maturity Date through but excluding the maturity date thereof (whether by acceleration or otherwise).

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(c)            Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d)           Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(e)           All interest computed hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR Rate or Adjusted Daily Simple RFR, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14.         Alternate Rate of Interest. (a) Subject to paragraphs (b), (c), (d), (e) and (f) of this Section 2.14, if:

(i)            the Administrative Agent reasonably determines (which reasonable determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate or the Term SOFR Rate, (including because the applicable Screen Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR or RFR; or

(ii)           the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing;

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then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, facsimile or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple RFR also is the subject of Section 2.14(a)(i) or (ii) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple RFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day.

(b)           Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement”, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement”, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Required Lenders.

(c)            Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make (in consultation with the Borrower) Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

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(d)           The Administrative Agent will promptly notify the Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, (4) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (f) below and (5) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.

(e)            Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f)            Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to (A) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event, on such day.

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SECTION 2.15.         Increased Costs. (a) If any Change in Law shall:

(i)            impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate);

(ii)           impose on any Lender or the applicable interbank market any other condition (other than Taxes) affecting this Agreement or Term Benchmark Loans made by such Lender or participation therein; or

(iii)          subject the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Term Benchmark Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by the Administrative Agent or such Lender (whether of principal, interest or otherwise) by an amount deemed by the Administrative Agent or such Lender to be material, then the Borrower will pay to the Administrative Agent or such Lender, as the case may be, such additional amount or amounts as will compensate the Administrative Agent or such Lender, as the case may be, for such additional costs incurred or reduction suffered.

(b)            If any Lender determines that any Change in Law regarding capital requirements or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Commitments of, or Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)            A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section, together with a reasonably detailed description of the basis therefor, and including a certification by such Lender that its claim for such compensation has been calculated and made in the same manner as under other credit agreements with other borrowers that are similarly situated and with respect to which the event entitling such Lender to compensation hereunder also entitled such Lender to compensation thereunder, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Notwithstanding anything to the contrary in this Section 2.15, a Lender shall not submit a claim for compensation under this Section based upon clause (ii) of the proviso in the definition of “Change in Law” unless it shall have determined that the making of such claim is consistent with its general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims.

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(d)           Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)           For the avoidance of doubt, the amount or amounts payable by the Borrower pursuant to this Section 2.15 shall not include any amount or amounts payable by the Borrower pursuant to Section 2.19.

SECTION 2.16.         Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith) or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Term Benchmark Loan, such loss, cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Term SOFR Rate, , that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest (as reasonably determined by such Lender) which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency and of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, together with a reasonably detailed calculation of such amount, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

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SECTION 2.17.         Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes; provided that if applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from such payments, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable shall be increased as necessary so that after such deduction (including any such deductions and withholdings applicable to additional sums payable under this Section 2.17(a)) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)           In addition, and without duplication of paragraph (a) hereof, the Borrower shall timely pay, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)           The Borrower shall indemnify the Administrative Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes paid or payable by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any reasonable expenses (other than Excluded Taxes) arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Administrative Agent or such Lender, as the case may be, provides the Borrower with a written record therefor setting forth in reasonable detail the basis and calculation of such amounts.

(d)           As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, to the extent such a receipt is issued therefor, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)            (i) Any Lender that is entitled to an exemption from or reduction of any withholding Tax with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.17(e)(i)(A)-(E) and (e)(ii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing, each Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as required upon the expiration, obsolescence or invalidity, and upon the request of the Borrower or the Administrative Agent, but only if such Lender is legally entitled to do so), whichever of the following is applicable:

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(A)          in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States of America is a party (x) with respect to payments of interest under this Agreement or any other Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement or any other Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B)           executed originals of Internal Revenue Service Form W-8ECI;

(C)           in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”), and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable;

(D)          any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent IRS Form W-9 or any subsequent versions thereof or successors thereto, properly completed and duly executed, certifying that such Lender is exempt from U.S. Federal backup withholding Tax. If any Lender fails to deliver Form W-9 or any subsequent versions thereof or successors thereto as required herein, then the Borrower may withhold from any payment to such party an amount equivalent to the applicable backup withholding Tax imposed by the Code, without reduction;

(E)           to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or participating Lender granting a typical participation), executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct or indirect partner; or

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(F)           executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(ii)            If a payment made to a Lender under any Loan Document would be subject to withholding of U.S. Federal withholding Tax under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.17(e)(ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f)            If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified or with respect to which additional amounts have been paid pursuant to this Section 2.17, it shall pay over such refund to the indemnifying party (but only to the extent of indemnity payments made, or additional amounts paid under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such indemnifying party, upon the request of such indemnified party, agrees to repay the amount paid over to such indemnifying party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such indemnified party in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (f) shall not be construed to require any party to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

(g)           Any Lender claiming an indemnity payment or additional amounts payable pursuant to this Section 2.17 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested by the Borrower following the reasonable written request by the Borrower if the making of such a filing would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, require the disclosure of information that the Lender reasonably considers confidential or be otherwise disadvantageous to such Lender.

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(h)           Each Lender shall indemnify the Administrative Agent within 10 days after demand therefor, for the full amount of (i) any Indemnified Taxes (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so) and any Excluded Taxes attributable to such Lender that are paid or payable by the Administrative Agent, and reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (h).

(i)            For purposes of this Section 2.17, the term “applicable law” includes FATCA.

SECTION 2.18.         Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 383 Madison Avenue, New York, New York, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

(b)           If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

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(c)            If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any Exchange or (B) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof in a transaction that does not comply with the terms of Section 9.04(f) (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)           Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.

(e)            If any Lender shall fail to make any payment required to be made by it pursuant to 2.06(a) or (b), 2.17(h), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion, notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) of this Section 2.18(e), in any order as determined by the Administrative Agent in its discretion.

SECTION 2.19.         [Reserved].

SECTION 2.20.         Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not, in the reasonable judgment of such Lender, otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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(b)            If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement (or, in the case of any such assignment resulting from a Lender having become a Non-Consenting Lender, all of its interests, rights and obligations under this Agreement as a Lender) to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including, if applicable, the prepayment fee pursuant to Section 2.11(h)) (if applicable, in each case only to the extent such amounts relate to its interest as a Lender), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (B) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (C) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver, consent, as the case may be. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided that any such documents shall be without recourse to or warranty by the parties thereto.

SECTION 2.21.         [Reserved].

SECTION 2.22.         [Reserved].

SECTION 2.23.         [Reserved].

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SECTION 2.24.         Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then for so long as such Lender is a Defaulting Lender, the Commitment of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof.

ARTICLE III

Representations and Warranties

Each of the Parent and the Borrower represents and warrants to the Lenders that:

SECTION 3.01.         Organization; Powers. Each of the Parent and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02.         Authorization; Enforceability. The Transactions entered or to be entered into by each Loan Party are within such Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Parent and the Borrower and constitutes, and each other Loan Document to which any Loan Party is or is to be a party constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Parent, the Borrower and such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03.         Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except registrations and filings necessary to perfect Liens created under the Loan Documents and, with respect to the Acquisition, such as will be obtained on or prior to the Closing Date, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any Restricted Subsidiary or its assets the violation or breach of which would result in or would reasonably be expected to result in a Material Adverse Effect, or give rise to a right thereunder to require any payment to be made by the Parent or any Restricted Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent or any Restricted Subsidiary, except Liens created under the Loan Documents.

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SECTION 3.04.         Financial Condition; No Material Adverse Change. (a) The Parent has heretofore furnished to the Lenders (i) the consolidated balance sheet of the Parent as of December 31, 2023, December 31, 2022 and December 31, 2021, and (ii) the statements of income, stockholders equity and cash flows of the Parent for December 31, 2023, December 31, 2022 and December 31, 2021, reported, in the case of clauses (i) and (ii) on by Deloitte & Touche LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b)            [Reserved].

(c)            Since December 31, 2023, there has been no material adverse change in the business, assets, operations or financial condition of the Parent and the Restricted Subsidiaries, taken as a whole.

SECTION 3.05.         Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent or the Borrower, threatened against or affecting the Parent or any Restricted Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b)            Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Parent nor any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c)            Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.06.         Compliance with Laws and Agreements. Each of the Parent and the Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 3.07.         Investment Company Status. Neither the Parent nor any other Loan Party is required to register as an “investment company” as that term is defined in the Investment Company Act of 1940.

SECTION 3.08.         Taxes. Each of the Parent and the Restricted Subsidiaries has timely filed or caused to be filed all Federal and other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Parent or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

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SECTION 3.09.         ERISA. (a) Each of the Parent and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect.

(b)           Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan. With respect to each Foreign Pension Plan, none of the Parent, its Affiliates or any of their respective directors, officers, employees or agents has engaged in a transaction that could subject the Parent or any Restricted Subsidiary, directly or indirectly, to a tax or civil penalty that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Foreign Pension Plans would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10.         Disclosure. None of the reports, financial statements or other information furnished by or on behalf of the Parent or the Borrower to the Administrative Agent or any Lender in connection with the negotiation of the Loan Documents or delivered thereunder, taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information or any information concerning future proposed and intended activities of the Parent and the Restricted Subsidiaries, the Parent and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections and information are forward looking statements which by their nature are subject to significant uncertainties and contingencies, many of which are beyond the Parent’s and the Borrower’s control, and that actual results may differ, perhaps materially, from those expressed or implied in such forward looking statements, and no assurance can be given that the projections will be realized).

SECTION 3.11.         Federal Reserve Regulations. None of the Parent or any Restricted Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board) or extending credit for the purpose of purchasing or carrying margin stock. The Borrower will not use the proceeds of the Loans, directly or indirectly, for any purpose that is in violation of any of Regulations T, U and X of the Board.

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SECTION 3.12.         Properties. (a) Each of the Parent and its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and any other Liens permitted under Section 6.02.

(b)           Each of the Parent and its Restricted Subsidiaries owns, or is licensed, or otherwise permitted, to use, all Intellectual Property material to the business of the Parent and the Restricted Subsidiaries (taken as a whole) as presently conducted, and the use thereof by the Parent and its Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(c)           As of the Effective Date, no Loan Party has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein owned by a Loan Party is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

SECTION 3.13.         Collateral Matters. (a) The Collateral Agreement, upon execution and delivery thereof by the parties thereto and the effectiveness of the security interest created thereby on the Collateral Attachment Date pursuant to the terms thereof, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral (as defined therein) constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Collateral Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person, and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 6.02.

(b)           Each Mortgage, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law, and when the Mortgages have been recorded or filed, as applicable, in the jurisdictions specified therein, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, but subject to Liens permitted by Section 6.02.

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(c)           Upon the recordation of the Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Borrower and the Administrative Agent) with the United States Copyright Office pursuant to 17 U.S.C. § 205 and the regulations thereunder or with the United States Patent and Trademark Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person, but subject to Liens permitted by Section 6.02 (it being understood that subsequent recordings in the United States Copyright Office or the United States Patent and Trademark Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the date of such recordation).

(d)           Each Security Document, other than any Security Document referred to in the preceding paragraphs of this Section, upon execution and delivery thereof by the parties thereto and the effectiveness of the security interest created thereby on the Collateral Attachment Date pursuant to the terms thereof and the making of the filings and taking of the other actions provided for therein, will be effective under applicable law to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral subject thereto, and will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral subject thereto, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 6.02.

(e)           This Section 3.13 shall not apply during any Collateral Release Period.

SECTION 3.14.         Anti-Corruption Laws and Sanctions. The Parent has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Parent and its Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions, and the Parent and its Subsidiaries and their respective officers and directors and, to the knowledge of the Parent and the Borrower, their respective employees and agents, are in compliance with applicable Anti-Corruption Laws and Sanctions in all material respects. None of (a) the Parent or any Subsidiary, (b) to the knowledge of the Parent or the Borrower, any director, officer or employee of the Parent or any Subsidiary or (c) to the knowledge of the Parent or the Borrower, any agent of the Parent or any Subsidiary that will act in any capacity in connection with or benefit directly from the credit facility established hereby, is a Sanctioned Person or in violation of any applicable Sanctions. No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate applicable Anti-Corruption Laws or applicable Sanctions.

SECTION 3.15.         Insurance. Schedule 3.15 sets forth a true, complete and correct description of all insurance maintained by or on behalf of the Parent or any Loan Party as of the Effective Date. As of the Effective Date, such insurance is in full force and effect and all premiums in respect of such insurance have been paid. The Parent and the Borrower believe that the insurance maintained by or on behalf of the Parent, the Borrower and the other Restricted Subsidiaries is in such amounts (with no greater risk retention) and against such risks as is adequate.

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SECTION 3.16.         Use of Proceeds. The proceeds of the Bridge Loans, together with the proceeds of term loans and revolving loans borrowed under the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the proceeds of First Lien Bridge Loans and/or the proceeds of Permanent Acquisition Financing Indebtedness and cash on hand of the Borrower, will be used by the Borrower solely to finance any amount payable under or in connection with the Acquisition and the acquisition of any Target Shares to be acquired after the Acquisition Completion Date pursuant to a Squeeze-Out Procedure, to consummate the Existing Indebtedness Refinancing and to pay the Transaction Costs.

SECTION 3.17.         Solvency. As of the Closing Date, after giving effect to the Transactions and giving effect to the rights of indemnification, subrogation and contribution under the Collateral Agreement, (a) the sum of the debt and liabilities (subordinated, contingent or otherwise) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, does not exceed the fair value of the assets (at a fair valuation) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, (b) the present fair saleable value of the assets (at a fair valuation) of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, is greater than the amount that will be required to pay the probable liabilities of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, on their debts and other liabilities subordinated, contingent or otherwise as they become absolute and matured; (c) the capital of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, is not unreasonably small in relation to the business of the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, as conducted or contemplated as of the date hereof; and (d) the Parent and its Subsidiaries, taken as a whole and on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debt or other liabilities as they become due (whether at maturity or otherwise). For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

SECTION 3.18.         Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

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ARTICLE IV

Conditions

SECTION 4.01.         Effectiveness. The effectiveness of this Agreement and the obligations of the Lenders to make Bridge Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02), it being understood and agreed that the obligations of the Lenders to make Loans hereunder shall be further subject to the conditions set forth in Sections 4.02 and 4.03(a):

(a)           The Administrative Agent shall have received from the Borrower, the Parent, and each Lender, either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)           The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, and the Lenders) of each of (i) Allen Overy Shearman Sterling (US) LLP, counsel for the Loan Parties, and (ii) the general counsel of the Parent and the Borrower (A) dated as of the Effective Date and (B) in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(c)           The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)           (i) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, if qualified as to materiality, in all respects) on and as of the Effective Date after giving effect to the Transactions to occur on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date) and (ii) after giving effect to the Transactions to occur on the Effective Date, no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent and the Arranger shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower as to the foregoing.

(e)           The Administrative Agent shall have received from the Borrower, the Parent and each other Loan Party, either (i) a counterpart of the Guarantee Agreement and the Collateral Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging of a signed signature page of this Agreement) that such party has signed a counterpart of the Guarantee Agreement and the Collateral Agreement.

(f)            [Reserved].

(g)           The Administrative Agent shall have received, at least three Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations with respect to the Borrower and each Guarantor, including the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case to the extent requested in writing at least ten Business Days prior to the Effective Date.

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(h)           The Parent and the Borrower shall have executed and delivered to the Arranger the Syndication Letter and the Fee Letters.

(i)            The Administrative Agent shall have received a copy, in substantially final form and in form and substance reasonably satisfactory to the Administrative Agent, of the Announcement.

(j)            The Administrative Agent shall have received copies of the First Lien Pari Passu Intercreditor Agreement, the Junior Lien Intercreditor Agreement, the Backstop Credit Agreement and the First Lien Bridge Credit Agreement, in each case, executed by each of the parties thereto, and the Effective Date under (and as defined in) each of the Backstop Credit Agreement and the First Lien Bridge Credit Agreement shall, in each case, have occurred (or shall occur substantially concurrently with the Effective Date hereunder).

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02.         Closing Date. The obligation of each Lender to make its Bridge Loans hereunder on the Closing Date shall be subject to the occurrence of the Effective Date, the receipt by the Administrative Agent of a Borrowing Request therefor in accordance with Section 2.03 and the satisfaction (or waiver in accordance with Section 9.02) of the following conditions, it being understood and agreed that the obligations of the Lenders to make the Bridge Loans hereunder shall be further subject to the conditions set forth in Section 4.03(a):

(a)            the Administrative Agent shall have received a certificate dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming that:

(i)            if the Acquisition is to be implemented by means of a Scheme, (A) no Major Default has occurred and is continuing or would result from the funding of the Bridge Loans on the Closing Date and (B) the Scheme Court Order has been delivered to the Registrar; or

(ii)           if the Acquisition is to be implemented by means of an Offer, (A) the Offer has been declared unconditional and (B) no Major Default has occurred and is continuing or would result from the funding of the Bridge Loans on the Closing Date.

(b)           the Administrative Agent shall have received a certificate from the chief financial officer of the Parent in substantially the form of Exhibit E hereto confirming the solvency of the Parent and its Subsidiaries on a consolidated basis after giving effect to the Transactions.

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SECTION 4.03.         Certain Funds Period.

(a)           Subject to Section 4.02, during the Certain Funds Period, each Lender will be obligated to make its Bridge Loans on the Closing Date unless, on the Closing Date:

(i)            a Major Default has occurred and is continuing or would result from the making of the Bridge Loans; or

(ii)           due to a change in law after the date that such Lender becomes a Lender under this Agreement, it has become unlawful in any applicable jurisdiction for such Lender to perform any of its obligations to lend or participate in any Bridge Loans (provided that this shall be without prejudice to the obligations of all of the other Lenders).

(b)           During the Certain Funds Period (save in circumstances where, because of the occurrence of any of the events specified in Section 4.03(a), a Lender is not obliged to make its Bridge Loans on the Closing Date), none of the Administrative Agent or the Lenders shall be permitted or entitled to (or to take any action or threaten to):

(i)            cancel the Commitment of any Lender;

(ii)           rescind, terminate or cancel this Agreement or the Bridge Loans or exercise any similar right or remedy or make or enforce any claim under the Loan Documents or under any applicable law it may have or take any other action, in each case, to the extent to do so would or will prevent or limit (A) the making of the Bridge Loans or (B) the Borrower from applying the proceeds of the Bridge Loans in accordance with Section 5.08;

(iii)          in the case of any Lender, refuse or fail to make or participate in the making of the Bridge Loans;

(iv)          exercise any right of netting, set-off or counterclaim in respect of the Bridge Loans to the extent to do so would or will prevent or limit the making of the Bridge Loans;

(v)           cancel, accelerate, make demand for or cause repayment or prepayment of any amounts owing under this Agreement or under any other Loan Document to the extent to do so would or will prevent or limit the making of the Bridge Loans or which would require the same to be repaid, prepaid or canceled; or

(vi)          exercise any other right or remedy or take any other action or make or enforce any claim (in its capacity as Lender) which would directly or indirectly prevent any Loan from being made;

provided that immediately upon the expiration of the Certain Funds Period all such rights, remedies and entitlements shall, to the extent otherwise permitted, be available to the Administrative Agent and the Lenders notwithstanding that they may not have been used or been available for use during the Certain Funds Period.

(c)           Notwithstanding any other term of any of the Loan Documents, if any other term of the Loan Documents is contrary to or inconsistent with this Section 4.03, then the terms of this Section 4.03 shall prevail in all respects.

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ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and expenses and other amounts (other than contingent amounts not yet due) payable hereunder shall have been paid in full, the Parent and the Borrower covenant and agree with the Lenders that:

SECTION 5.01.         Financial Statements and Other Information. The Parent or the Borrower will furnish to the Administrative Agent (and, when furnished, the Administrative Agent will promptly furnish to the Lenders):

(a)           within 90 days after the end of each fiscal year of the Parent, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit (other than any qualification or exception that is expressly solely with respect to, or expressly resulting solely from, an upcoming maturity of the Loans or Commitments under this Agreement within one year following the date of such report of any actual or potential inability to satisfy any financial maintenance covenant at such time or on a future date or in a future period)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and accompanied by a narrative report describing the financial position, results of operations and cash flows of the Parent and the consolidated Subsidiaries; provided that it is understood and agreed that the delivery of the Parent’s Form 10-K and annual report for the applicable fiscal year shall satisfy the requirements of this clause (a);

(b)           within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, its condensed consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and accompanied by a narrative report describing the financial position, results of operations and cash flows of the Parent and the consolidated Subsidiaries; provided that it is understood and agreed that the delivery of the Parent’s Form 10-Q for the applicable fiscal quarter shall satisfy the requirements of this clause (b) if such materials contain the information required by this clause (b);

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(c)            concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Parent (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) stating whether any change in GAAP or in the application thereof affecting the financial statements accompanying such certificate in any material respect has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on such financial statements;

(d)            promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Parent to its shareholders generally, as the case may be; and

(e)            promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Parent or any Restricted Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

Any financial statement, report, proxy statement or other material required to be delivered pursuant to clause (a), (b) or (d) of this Section shall be deemed to have been furnished to the Administrative Agent and each Lender on the date that the Parent notifies the Administrative Agent that such financial statement, report, proxy statement or other material is posted on the Securities and Exchange Commission’s website at www.sec.gov or on the Parent’s website at www.aam.com; provided that the Administrative Agent will promptly inform the Lenders of any such notification by the Parent.

In addition, the Parent and the Borrower shall hold quarterly conference calls for the Lenders regarding its financial information for the previous quarter; provided that the Parent’s quarterly earnings call shall satisfy the foregoing requirement in respect of any fiscal quarter if the Lenders are given the opportunity to participate in such quarterly earnings call. In the event that the Parent ceases to hold quarterly earnings calls or the Lenders are not permitted to so participate therein, at the request of the Administrative Agent, the Parent and the Borrower shall hold such quarterly conference calls at a time mutually agreed with the Administrative Agent reasonably promptly following delivery of the financial statements required under Section 5.01(a) or Section 5.01(b), as applicable. The scheduled time of any quarterly call shall be communicated to the Lenders reasonably in advance thereof which, in the case of Parent’s earnings call, may be communicated in the manner normally provided in respect of such earnings call.

SECTION 5.02.         Notices of Material Events. The Parent or the Borrower will furnish to the Administrative Agent (and when furnished, the Administrative Agent will promptly furnish to the Lenders) written notice of the following, promptly after any executive officer or Financial Officer of the Parent or the Borrower obtains actual knowledge thereof:

(a)           the occurrence of any Default;

(b)           the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Parent or any Subsidiary that involves a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

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(c)           the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would result in or would reasonably be expected to result in a Material Adverse Effect; and

(d)           any other development that would result in or would reasonably be expected to result in a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Parent or the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03.         Existence; Conduct of Business. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that (i) the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (ii) neither the Parent nor any of its Restricted Subsidiaries shall be required to preserve any rights, licenses, permits or franchises, if the Parent or such Restricted Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business and if the loss thereof would not have and would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04.         Payment of Taxes. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, pay its Tax liabilities that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Parent, the Borrower or such other Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

SECTION 5.05.         Maintenance of Properties; Insurance. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are reasonable and prudent, as well as such insurance as is required by any Security Document. With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency as a Special Flood Hazard Area with respect to which flood insurance has been made available under any of the Flood Insurance Laws to have special flood hazards, the applicable Loan Party has obtained, and will maintain, with financially sound and reputable insurance companies, such flood insurance as is required under applicable Flood Insurance Laws, or as otherwise reasonably required by the Collateral Agent. The Borrower will furnish to the Lenders, upon reasonable request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

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SECTION 5.06.         Books and Records; Inspection Rights. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, keep proper financial books of record and account in which full, true and correct entries are made of all financial dealings and transactions in relation to its business and activities in order to produce its financial statements in accordance with GAAP. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice and at the applicable Lender’s expense, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested (subject to reasonable requirements of confidentiality, including requirements imposed by law or contract).

SECTION 5.07.         Compliance with Laws. The Parent and the Borrower will, and will cause each of the other Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Parent and the Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. No Borrowing will be made, and no proceeds of any Borrowing will be used, (a) for the purpose of funding payments to any officer or employee of a Governmental Authority, Person controlled by a Governmental Authority, political party, official of a political party, candidate for political office or other Person acting in an official capacity, in each case in violation of applicable Anti-Corruption Laws, (b) for the purpose of financing the activities of, or any transaction with, any Sanctioned Person or in any Sanctioned Country, or (c) in any manner that would result in the violation of Sanctions by any party hereto.

SECTION 5.08.         Use of Proceeds. The proceeds of the Bridge Loans, together with the proceeds of term loans and revolving loans borrowed under the Existing Credit Agreement or the Backstop Credit Agreement, as the case may be, the proceeds of First Lien Bridge Loans and/or the proceeds of Permanent Acquisition Financing Indebtedness and cash on hand of the Borrower, will be used by the Borrower solely to finance any amount payable under or in connection with the Acquisition and the acquisition of any Target Shares to be acquired after the Acquisition Completion Date pursuant to a Squeeze-Out Procedure, to consummate the Existing Indebtedness Refinancing and to pay the Transaction Costs. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

SECTION 5.09.         Additional Subsidiary Loan Parties. If any Subsidiary Loan Party is formed or otherwise acquired after the date hereof or any Subsidiary that is not a Subsidiary Loan Party subsequently becomes a Subsidiary Loan Party (including upon the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary or upon any Excluded Subsidiary ceasing to constitute an Excluded Subsidiary), then, in each case, within 60 days thereafter (which period may be extended by the Administrative Agent in its sole discretion) the Parent or the Borrower shall notify the Administrative Agent thereof and cause such Subsidiary to (i) execute a supplement to the Guarantee Agreement (substantially in the form provided as an annex thereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent) in order to become a Guarantor and (ii) satisfy the Collateral Requirement (prior to the Closing Date, subject to clause (b) of the final paragraph of the definition thereof); provided however that clause (ii) of this Section shall not apply during any Collateral Release Period.

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SECTION 5.10.         Information Regarding Collateral. (a) The Parent or the Borrower will furnish to the Collateral Agent prompt written notice of any change (i) in the legal name of any Loan Party, as set forth in its organizational documents, (ii) in the jurisdiction of organization or the form of organization of any Loan Party (including as a result of any merger or consolidation), or (iii) in the organizational identification number, if any, or, with respect to any Loan Party organized under the laws of a jurisdiction that requires such information to be set forth on the face of a Uniform Commercial Code financing statement, the Federal Taxpayer Identification Number of such Loan Party. The Parent and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been, or simultaneously will be, made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral (it being understood that the foregoing shall not be construed to prohibit any such change from being effected prior to the Closing Date; provided that the Parent and the Borrower comply with the notification requirements set forth in the immediately preceding sentence).

(b)           The Borrower (i) will furnish to the Collateral Agent and the Administrative Agent prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (ii) will ensure that the net proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Loan Documents.

(c)           This Section 5.10 shall not apply during any Collateral Release Period.

SECTION 5.11.         Further Assurances. (a) Each of the Parent and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral Requirement to be and remain satisfied at all times or otherwise to effectuate the provisions of the Loan Documents, all at the expense of the Loan Parties, and will provide the Administrative Agent with such information regarding the Collateral as the Administrative Agent may reasonably request.

(b)           If any material assets (including any land and buildings or any interest therein having an aggregate book value or purchase price exceeding $50,000,000, other than Excluded Assets) are acquired by any Loan Party after the Effective Date, (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Parent and the Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations (in the same manner as Collateral under the Collateral Agreement secures the Secured Obligations) and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to cause the Collateral Requirement to be satisfied with respect to such assets (prior to the Closing Date, subject to clause (b) of the final paragraph of the definition thereof), including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

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(c)           This Section 5.11 shall not apply during any Collateral Release Period.

SECTION 5.12.         [Reserved].

SECTION 5.13.         Designation of Subsidiaries. The Parent may at any time designate any Restricted Subsidiary (other than the Borrower) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after such designation, no Event of Default shall have occurred and be continuing or would immediately result from such designation and (b) immediately after giving effect to such designation, the Total Net Leverage Ratio, calculated on a Pro Forma Basis, shall not exceed the Applicable Total Net Leverage Ratio. The Parent may not designate a Restricted Subsidiary as an Unrestricted Subsidiary if, at the time of such designation (and, thereafter, any Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary automatically if) (i) such Restricted Subsidiary or any of its subsidiaries is a “restricted subsidiary” or a “guarantor” (or any similar designation) for any Designated Indebtedness or (ii) such Restricted Subsidiary or any of its subsidiaries owns any Equity Interests or Indebtedness of, or holds any Lien on any property of, the Parent, the Borrower or any other Subsidiary (other than (x) any subsidiary of such Restricted Subsidiary and (y) any Unrestricted Subsidiary). The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an investment by the parent company of such Subsidiary therein under Section 6.04 at the date of designation in an amount equal to the fair market value (as determined by the Parent in good faith) of the net assets of such parent company’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary, and the making of an investment by such Subsidiary in any investments of such Subsidiary, in each case existing at such time. Prior to any designation made in accordance with this Section 5.13, the Parent shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that the designation satisfies the applicable conditions set forth in this Section 5.13, including reasonably detailed calculations demonstrating compliance with clause (b) above.

SECTION 5.14.         Post-Closing Matters. Each of the Parent and the Borrower will, and will cause each Subsidiary Loan Party to, deliver to Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, each of the items described on Schedule 5.14 hereof on or before the dates specified with respect to such items on Schedule 5.14 (or, in each case, such later date as may be agreed to by Administrative Agent in its sole discretion).

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SECTION 5.15.         Acquisition Undertakings. (a) In each case subject to any confidentiality, regulatory or legal restrictions relating to the supply of such information (other than, in the case of any confidentiality restriction, any such restriction created by an Initial Obligor), the Parent and the Borrower shall keep the Administrative Agent informed as to any material developments in relation to the Acquisition (including, if the Acquisition is effected by means of an Offer, by promptly delivering to the Administrative Agent copies of any press releases required to be made by the Parent under the Takeover Code (including press releases in respect of any irrevocable acceptances received in relation to the Offer)) and will:

(i)            promptly notify the Administrative Agent in writing of the making, and the date of, any Election;

(ii)            if the Acquisition is to be implemented by means of a Scheme, (A) notify the Administrative Agent promptly in writing after becoming aware that the Scheme Court Order has been issued and a copy has been delivered to the Registrar and (B) promptly following receipt, deliver to the Administrative Agent (1) a copy of the Scheme Court Order, (2) a copy of the Scheme Circular and (3) the Scheme Resolution passed at the Target General Meeting, in each case for information purposes only and not required to be in form and substance satisfactory to the Administrative Agent and the Lenders; and

(iii)           if the Acquisition is to be implemented by means of an Offer, (A) notify the Administrative Agent promptly in writing after becoming aware that (1) the Offer Documents have been sent to the Target Shareholders and the date on which the same were sent to the Target Shareholders and (2) the Offer has become, or been declared, unconditional and (B) promptly deliver to the Administrative Agent (1) a copy of the Offer Press Release and (2) a copy of the Offer Documents, in each case for information purposes only and not required to be in form and substance satisfactory to the Administrative Agent and the Lenders.

(b)           The Parent shall not:

(i)            waive or amend any condition relating to the Acquisition where such waiver or amendment would be reasonably expected to be materially adverse to the interests of the Lenders (or allow the material terms of any Scheme Circular or Offer Document to deviate from the terms set forth in the draft Announcement delivered under paragraph (i) of Section 4.01 in a manner that would be reasonably expected to be materially adverse to the interests of the Lenders), except (A) to the extent required by the Takeover Code, the Takeover Panel, the Court or any other applicable law, regulation or regulatory body, (B) the waiver of any condition relating to the Acquisition where such waiver does not relate to a condition which the Parent reasonably considers that it would be entitled, in accordance with Rule 13.5(a) of the Code, to invoke so as to cause the Offer not to proceed, lapse or be withdrawn, (C) increasing the price to be paid for the Target Shares, (D) in relation to any election made to undertake the Acquisition by way of an Offer rather than pursuant to the Scheme (or vice versa) and/or (E) in relation to extending the period in which holders of the Target Shares may consider the terms of the Scheme or, as the case may be, accept the Offer, including (1) in relation to an extension to any date for any meeting or court hearing and/or (2) by reason of the adjournment of any meeting or court hearing, in each case, in connection with the Scheme or, as the case may be, the Offer; provided that, for the avoidance of doubt, no extension of any period contemplated in this clause (E) shall operate or be construed as an extension of the Certain Funds Period; or

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(ii)            if the Acquisition is implemented by means of the Offer, reduce the acceptance threshold below 90% of the Target Shares.

(c)           The Parent shall comply in all material respects with the Takeover Code (subject to any waiver or dispensation of any kind granted by, or requirement of, the Takeover Panel or the Court) and with all applicable laws or regulations relating to the Acquisition, except where noncompliance therewith could not reasonably be expected to be materially adverse to the interests of the Lenders (taken as a whole) under the Loan Documents.

(d)           The Initial Obligors shall:

(i)            if the Acquisition is being effected by means of an Offer and the Parent becomes entitled to implement the Squeeze-Out Procedure (1) promptly (and in any event within the maximum time period prescribed for such actions) give notice to all other holders of Target Shares that it intends to acquire all their Target Shares pursuant to the Squeeze-Out Procedure and (2) comply with all of the applicable provisions of the Companies Act to enable it to complete the Squeeze-Out Procedure on or before the latest date on which a Squeeze-Out Procedure may be completed in accordance with Chapter 3 of Part 28 of the Act; and

(ii)            if the Acquisition is being effected by means of a Scheme or if the Acquisition is being effected by means of an Offer and to the extent the Parent owns or controls not less than 75% of the voting rights of all members of Target and in each case to the extent permitted by law, the Obligors shall procure that the Re-Registration Date occurs as soon as reasonably practicable after the Acquisition Completion Date.

SECTION 5.16.         Outbound Investment Rules. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

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ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and expenses and other amounts (other than contingent amounts not yet due) payable hereunder have been paid in full, the Parent and the Borrower covenant and agree with the Lenders that:

SECTION 6.01.         Indebtedness; Disqualified Equity Interests. (a) The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, including pursuant to any Guarantee of Indebtedness of the Parent or another Restricted Subsidiary, except:

(i)            Indebtedness owing to the Parent or another Restricted Subsidiary; provided that (x) such Indebtedness is otherwise permitted under Section 6.04 and (y) if such Indebtedness is owed by a Loan Party to a non-Loan Party, such Indebtedness is subordinated to the Indebtedness under the Loan Documents and pledged to the Collateral Agent;

(ii)           Guarantees of Indebtedness of the Parent or a Restricted Subsidiary, if also permitted by Section 6.04;

(iii)          Indebtedness under the Loan Documents and Indebtedness issued under the Exchange Notes Indenture pursuant to Section 2.05 hereof;

(iv)          (A) the Senior Notes outstanding on the Effective Date and any Permitted Refinancing Indebtedness incurred to refinance any such Senior Notes (it being understood and agreed that, for purposes of this Section, any Indebtedness that is incurred for the purpose of repurchasing or redeeming any Senior Notes (or any Permitted Refinancing Indebtedness in respect thereof) shall, if otherwise meeting the requirements set forth above and in the definition of the term “Permitted Refinancing Indebtedness”, be deemed to be Permitted Refinancing Indebtedness in respect of the Senior Notes (or such Permitted Refinancing Indebtedness), and shall be permitted to be incurred and be in existence, notwithstanding that the proceeds of such Permitted Refinancing Indebtedness shall not be applied to make such repurchase or redemption of the Senior Notes (or such Permitted Refinancing Indebtedness) immediately upon the incurrence thereof, if the proceeds of such Permitted Refinancing Indebtedness are retained and applied to repay the Senior Notes or such Permitted Refinancing Indebtedness in accordance with Section 6.02(n)) and (B) other Indebtedness existing as of the Effective Date and, to the extent in an outstanding principal amount in excess of $5,000,000, set forth on Schedule 6.01 hereto and any Permitted Refinancing Indebtedness incurred to refinance any such Indebtedness;

(v)           (A) Indebtedness of the Parent or any Restricted Subsidiary incurred to finance the acquisition, construction, lease or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed by the Parent or any Restricted Subsidiary in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that such Indebtedness is incurred prior to or within 360 days after such acquisition or lease or the completion of such construction or improvement, and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred or assumed pursuant to clause (A) above; provided further that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (v) shall not exceed the greater of (x) $312,500,000 and (y) 5.6% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

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(vi)          (A) Indebtedness of any Person (other than an Unrestricted Subsidiary) that becomes a Restricted Subsidiary (or of any Person (other than an Unrestricted Subsidiary) not previously a Restricted Subsidiary that is merged or consolidated with or into the Parent or a Restricted Subsidiary in a transaction permitted hereunder) after the date hereof (including as a result of the consummation of the Acquisition), or Indebtedness of any Person (other than an Unrestricted Subsidiary) that is assumed by the Parent or any Restricted Subsidiary in connection with an acquisition of assets by the Parent or such Restricted Subsidiary in a Permitted Acquisition or as a result of the consummation of the Acquisition; provided that (x) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary (or such merger or consolidation) or such assets being acquired and (y) except in connection with any such Indebtedness assumed as a result of the consummation of the Acquisition, immediately after giving effect to the assumption of such Indebtedness, the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed the Applicable Total Net Leverage Ratio as of such day and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above;

(vii)         other Indebtedness of any Foreign Subsidiary; provided that the aggregate principal amount of Indebtedness permitted by this clause (vii) (other than Indebtedness owing by a Foreign Subsidiary to another Foreign Subsidiary) shall not exceed the greater of (x) $781,250,000 and (y) 9.7% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(viii)        (A) Alternative Incremental Facility Debt; provided that (x) the aggregate principal amount of Alternative Incremental Facility Debt shall not exceed the Alternative Incremental Facility Debt Basket, (y) at the time of and after giving effect to the incurrence thereof, no Default shall have occurred and be continuing (provided that if the proceeds of such Alternative Incremental Facility Debt are to be used to finance a Limited Condition Transaction, then the condition set forth in this clause (y) shall be limited to the Events of Default set forth in clauses (a), (b), (i) and (j) of Article VII; provided that no Default shall have occurred and be continuing on the date on which the binding agreement for such Limited Condition Transaction is entered into), and (z) after giving effect to the incurrence of such Indebtedness and the application of the proceeds therefrom, (1) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed the Applicable Total Net Leverage Ratio as of such day and (2) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, is not less than 3.00 to 1.00 (provided that if the proceeds of such Alternative Incremental Facility Debt are to be used to finance a Limited Condition Transaction, then the condition precedent set forth in this clause (z) may be required, at the option of the Borrower, to be satisfied as of the date on which the binding agreement for such Limited Condition Transaction is entered into, rather than on the date of the incurrence of such Alternative Incremental Facility Debt) and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided further that such Indebtedness shall not be permitted during a Collateral Release Period unless such Indebtedness is unsecured;

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(ix)           Receivables Financing Debt attributable to any Permitted Receivables Financing; provided that the aggregate principal amount of Indebtedness permitted by this clause shall not exceed the sum of (A) the greater of (x) $312,500,000 and (y) 5.6% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date such Indebtedness is incurred plus (B) solely in respect of Receivables Financing Debt of Foreign Subsidiaries, the greater of (x) $312,500,000 and (y) 5.6% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date such Indebtedness is incurred;

(x)            (A) Credit Agreement Refinancing Indebtedness; provided that the Net Cash Proceeds from such Indebtedness are applied to repay Loans outstanding hereunder pursuant to Section 2.11(e) and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided further that Credit Agreement Refinancing Indebtedness shall not be permitted during a Collateral Release Period unless such Credit Agreement Refinancing Indebtedness is unsecured;

(xi)           Indebtedness owed to any Person (including obligations in respect of letters of credit, bank guarantees and similar instruments for the benefit of such Person) providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(xii)          Indebtedness owed to any Person (including obligations in respect of letters of credit, bank guarantees and similar instruments for the benefit of such Person) in respect of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees and similar obligations (other than in respect of other Indebtedness), in each case provided in the ordinary course of business;

(xiii)         Indebtedness owed in respect of any overdrafts and related liabilities arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfers of funds; provided that such Indebtedness shall be repaid in full within five Business Days of the incurrence thereof;

(xiv)         Indebtedness of the Parent or any Restricted Subsidiary in the form of purchase price adjustments, earnouts, non-competition agreements or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with any Permitted Acquisition or other investment permitted under Section 6.04;

(xv)         Ratio Debt;

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(xvi)        other Indebtedness not to exceed the greater of (x) $393,750,000 and (y) 7.5% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

(xvii)       (A) Junior Lien Acquisition Indebtedness and Unsecured Acquisition Indebtedness and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that (x) the Net Cash Proceeds thereof shall be applied on the date of receipt thereof to prepay Loans in accordance with Section 2.11(e) (or, in the case of any such Net Cash Proceeds received prior to the Closing Date, the Commitments shall be automatically reduced in accordance with Section 2.08(a)) and (y) in the case of any Junior Lien Acquisition Indebtedness, such Indebtedness shall at all times be subject to each applicable Intercreditor Agreement;

(xviii)      (A) the First Lien Bridge Loans (including any notes or loans into which the First Lien Bridge Loans have been converted) and/or First Lien Acquisition Indebtedness and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that (x) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xviii) shall not exceed $843,000,000 plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness and (y) such Indebtedness shall at all times be subject to the Junior Lien Intercreditor Agreement;

(xix)         if the Existing Credit Agreement Amendment is not obtained, from and after the Closing Date, (A) Indebtedness under the Backstop Credit Agreement and Alternative Incremental Facility Debt and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) above; provided that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xix) shall not exceed an amount equal to $3,225,250,000, plus the Backstop Credit Agreement Incremental Amount plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness; provided that such Indebtedness shall at all times be subject to each applicable Intercreditor Agreement; and

(xx)          Indebtedness under the Existing Credit Agreement and Alternative Incremental Facility Debt and (B) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (A) thereof; provided that (x) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (xx) shall not exceed (1) prior to the Existing Credit Agreement Amendment Effective Date, $2,057,250,000 plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness and (2) on and after the Existing Credit Agreement Amendment Effective Date, an amount equal to $3,325,250,000, plus the Existing Credit Agreement Incremental Amount plus the amount of any outstanding fees, interest and other amounts owing in respect of the Indebtedness refinanced by any such Permitted Refinancing Indebtedness; provided that such Indebtedness shall at all times be subject to each applicable Intercreditor Agreement; provided further that if the Existing Credit Agreement Amendment is not obtained, no Indebtedness shall be permitted under this clause (xx) from and after the Closing Date.

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(b)           Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal amount of Indebtedness incurred pursuant to clauses (v) and (ix) of Section 6.01(a), together with the aggregate outstanding principal amount of all Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties (other than (x) any such Indebtedness owing to the Parent or any of the Restricted Subsidiaries and (y) prior to the Closing Date, Indebtedness permitted by Section 6.01(a)(ii)) and the aggregate outstanding principal amount of Indebtedness that is secured by a Lien that has priority over the Liens created under the First Lien Financing Documents shall not exceed the greater of (x) $1,625,000,000 and (y) 31.3% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent.

(c)           On the Closing Date, the Dollar Component of each applicable clause under this Section 6.01 shall be automatically adjusted as provided in Section 1.09.

Notwithstanding anything to the contrary contained herein, no Loan Party shall incur any Indebtedness secured by a Lien on the Collateral that ranks junior to the Liens on the Collateral securing the First Lien Obligations unless such Indebtedness is equal in priority (but without regard to the control of remedies) with or junior to the Liens securing the Secured Obligations.

SECTION 6.02.         Liens. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)            Liens (i) created under the Loan Documents and (ii) securing Indebtedness issued under the Exchange Notes Indenture pursuant to Section 2.05; provided that such Liens in respect of the Exchange Notes Indenture shall at all time be subject to a Customary Pari Passu Intercreditor Agreement; provided further that no such Liens shall be permitted during a Collateral Release Period;

(b)           Permitted Encumbrances;

(c)           any Lien on any property or asset of the Parent or any Restricted Subsidiary existing on the Effective Date (other than Liens of the type permitted under clause (g) of this Section) and, to the extent securing Indebtedness or other obligations in an outstanding principal or other amount in excess of $5,000,000, set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Parent or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)           any Lien existing on any property or asset prior to the acquisition thereof by the Parent or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary (other than an Unrestricted Subsidiary) (including pursuant to the Acquisition) prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Parent or any Restricted Subsidiary, (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof and (iv) if such Lien secures Indebtedness, such Indebtedness is permitted by Section 6.01(a)(vi);

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(e)           Liens on fixed or capital assets acquired, constructed or improved by the Parent or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness incurred to finance the acquisition, construction or improvement of such fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 360 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby is permitted by Section 6.01(a)(v) and does not exceed the cost of acquiring, constructing or improving such fixed or capital assets, and (iv) such Liens shall not apply to any other property or assets of the Parent or any Subsidiary (other than to accessions to such fixed or capital assets and provided that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender);

(f)            any (i) Lien on any property or asset of any Foreign Subsidiary in an aggregate amount at any time outstanding not exceeding the greater of (1) $781,250,000 and (2) 9.7% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent and (ii) other Lien on any property or asset of any Foreign Subsidiary; provided that (A) in respect of this sub-clause (ii), such Lien secures Indebtedness or other obligations of such Foreign Subsidiary that is not Guaranteed by any Loan Party and (B) with respect to Indebtedness such Indebtedness is permitted by Section 6.01;

(g)           Liens comprising easements, rights of way or other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or do not materially interfere with the ordinary conduct of business of the Parent or any Restricted Subsidiary;

(h)           assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing and Liens arising pursuant to a Permitted Receivables Financing on Receivables and Related Security sold or financed in connection with such Permitted Receivables Financing; provided that the related Receivables Financing Debt is permitted by Section 6.01;

(i)            any Lien not otherwise permitted by this Section to the extent that the aggregate outstanding principal amount of the obligations secured thereby does not exceed the greater of (x) $395,000,000 and (y) 7.5% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent; provided that any such Lien shall not attach to Restricted Property and, if any such Lien attaches to Collateral, such Lien shall be junior to the Liens granted pursuant to the Loan Documents;

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(j)            any purchase option, call or similar right of a third party that owns Equity Interests in a NWO Subsidiary with respect to any Equity Interests in such NWO Subsidiary that are customary among parties to a joint venture;

(k)           Liens on the Collateral securing any Permitted Pari Passu Refinancing Debt, Permitted Junior Lien Refinancing Debt or Alternative Incremental Facility Debt and any Permitted Refinancing Indebtedness in respect of the foregoing; provided that such Liens attach only to the Collateral and are subject to each applicable Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

(l)            Liens on Equity Interests in joint ventures; provided that any such Lien is in favor of a creditor of such joint venture and such creditor is not an Affiliate of any partner to such joint venture;

(m)          Liens securing Swap Agreements and submitted for clearing in accordance with applicable law and set-off and early termination rights under Swap Agreements; and

(n)           Liens on cash and Permitted Investments that are earmarked, set aside or deposited into segregated accounts to be used to satisfy or discharge Indebtedness; provided (i) such cash and/or Permitted Investments are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied or discharged, (ii) such Liens extend solely to the account in which such cash and/or Permitted Investments are deposited and are solely in favor of the Person or Persons holding the Indebtedness (or any agent or trustee for such Person or Persons) that is to be satisfied or discharged, (iii) the satisfaction or discharge of such Indebtedness is permitted hereunder and (iv) such satisfaction or discharge is consummated within a reasonable period after the incurrence of such Lien or within the time period required or permitted under the applicable Indebtedness;

(o)           Liens on the Collateral securing Junior Lien Acquisition Indebtedness (including any notes or loans into which the Bridge Loans have been converted) and any Permitted Refinancing Indebtedness in respect of the foregoing, in each case permitted under Section 6.01(a)(xvii); provided that such Liens attach only to the Collateral and are subject to each applicable Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

(p)           Liens on the Collateral securing the obligations under the First Lien Bridge Credit Agreement (including the documentation governing any notes or loans into which the Second Lien Bridge Loans have been converted) and/or First Lien Acquisition Indebtedness (including any notes or loans into which the First Lien Bridge Loans have been converted) and any Permitted Refinancing Indebtedness in respect of the foregoing, in each case permitted under Section 6.01(a)(xviii); provided that such Liens attach only to the Collateral and are subject to the First Lien Pari Passu Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

(q)           On and after the Closing Date, Liens on the Collateral securing Indebtedness permitted under Section 6.01(a)(xix); provided that such Liens attach only to the Collateral and are subject to each applicable Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period;

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(r)            Liens on the Collateral securing Indebtedness permitted under Section 6.01(xx); provided that such Liens attach only to the Collateral and are subject to each applicable Intercreditor Agreement; provided further that such Liens shall not be permitted during a Collateral Release Period; and

(s)            Liens on cash in connection with any escrow arrangements (or similar arrangements) as contemplated by clause (C) of the last sentence of Section 9.02(b) of the Backstop Credit Agreement.

Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal amount of Indebtedness incurred pursuant to clauses (v) and (ix) of Section 6.01(a), together with the aggregate outstanding principal amount of all Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties (other than (x) any such Indebtedness owing to the Parent or any of the Restricted Subsidiaries and (y) prior to the Closing Date, Indebtedness permitted by Section 6.01(a)(ii)) and the aggregate outstanding principal amount of Indebtedness that is secured by a Lien that has priority over the Liens created under the First Lien Financing Documents shall not exceed the greater of (x) $1,625,000,000 and (y) 31.3% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent;.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.02 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.03.         Fundamental Changes. (a) The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of the Parent and the Restricted Subsidiaries, taken as a whole, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (1) (i) any Person (other than the Borrower) may merge into the Parent in a transaction in which the Parent is the surviving corporation, (ii) any Person may merge into any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary and, if a Loan Party is a party to such merger, then the surviving entity is a Loan Party, (iii) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to another Restricted Subsidiary, (iv) any Restricted Subsidiary (other than the Borrower or a Guarantor (except, in the case of a Guarantor, to the extent otherwise permitted hereunder)) may liquidate, wind up or dissolve if the Parent determines in good faith that such liquidation or dissolution is in the best interests of the Parent and is not materially disadvantageous to the Lenders and (v) the Transactions and any Permitted Reorganization shall be permitted; provided that any such merger involving a Person that is not a wholly owned Restricted Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04 and (2) any Restricted Subsidiary of the Parent may be merged or consolidated with and into the Borrower or any other Restricted Subsidiary if also permitted by Section 6.04, or all or any part of its business, property or assets may be conveyed, leased, transferred or otherwise disposed of in one transaction or series of transactions to the Borrower; provided that (i) in the case of any such merger or consolidation with or into the Borrower, (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (x) the Successor Borrower shall be an entity organized or existing under the law of the United States, any state thereof or the District of Columbia and prior to the completion of such reorganization the Administrative Agent shall have received all information reasonably requested by the Lenders with respect to such Successor Borrower as is required by the USA PATRIOT Act or other applicable “know your customer” laws and regulations, (y) the Successor Borrower shall expressly assume the obligations of the Borrower in a manner reasonably satisfactory to the Administrative Agent and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger or consolidation, shall have executed and delivered a customary reaffirmation agreement with respect to its obligations under the Collateral Agreement and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents.

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(b)           The Parent will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any line of business other than lines of business conducted by the Parent and its Restricted Subsidiaries on the Effective Date and lines of business reasonably related or incidental thereto (including upon giving effect to the Transactions).

SECTION 6.04.         Investments, Loans, Advances, Guarantees and Acquisitions. The Parent and Borrower will not, and will not permit any of the other Restricted Subsidiaries (other than a Receivables Subsidiary) to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (collectively, “Investments”), except:

(a)           cash and Permitted Investments;

(b)           Investments existing on the Effective Date and, to the extent in an amount in excess of $5,000,000, set forth on Schedule 6.04A plus (x) any additional Investments in the Persons identified on such Schedule that, as of the Effective Date, are required by contract or law to be made after the Effective Date and (y) other Investments that may be required to be made in such Persons after the Effective Date either by contract or law; provided that the aggregate amount of Investments permitted by clauses (x) and (y) shall not exceed $125,000,000;

(c)           Investments by the Parent, the Borrower and the other Restricted Subsidiaries in Equity Interests in their respective Restricted Subsidiaries, and by any Foreign Subsidiary in Equity Interests in any other Foreign Subsidiary; provided that the aggregate amount of Investments (other than Excluded Guarantees) made by Loan Parties in Restricted Subsidiaries that are not Loan Parties under this clause (c) (excluding, without duplication, all such Investments existing on the Effective Date) outstanding at any time (disregarding any write-down or write-off of any such Investment) shall not exceed the greater of (x) $375,000,000 and (y) 7.25% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

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(d)           loans or advances made by the Parent to any Restricted Subsidiary and made by any Restricted Subsidiary to the Parent or any other Restricted Subsidiary; provided that the amount of such loans and advances made by Loan Parties pursuant to this clause (d) to Restricted Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (c) above;

(e)           Guarantees by the Parent of obligations of any Restricted Subsidiary and Guarantees by any Restricted Subsidiary of obligations of the Parent or any other Restricted Subsidiary; provided that (i) from and after the Closing Date, a Restricted Subsidiary that is not a Loan Party shall not Guarantee any obligations of any Loan Party and (ii) the aggregate amount of Indebtedness and other obligations of Restricted Subsidiaries that are not Loan Parties that is guaranteed by any Loan Party pursuant to this clause (e) shall be subject to the limitation set forth in clause (c) above;

(f)            (i) loans and advances to officers, directors, employees or consultants in the ordinary course of business of the Parent and the Restricted Subsidiaries as presently conducted in an aggregate amount not to exceed $12,500,000 at any time outstanding (disregarding any write-down or write-off thereof) and (ii) payments (including, for the avoidance of doubt, premiums, contributions, and payments or charges related to annuitization) payable by the Parent or any Restricted Subsidiary associated with the pre-funding and termination of pension plans;

(g)           Permitted Acquisitions;

(h)           Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(i)            Investments described on Schedule 6.04B;

(j)            Investments made amongst and between Foreign Subsidiaries;

(k)           promissory notes and other non-cash consideration received in connection with dispositions of assets;

(l)            (i) Permitted Joint Ventures, (ii) Investments in other joint ventures and partnerships in an aggregate amount not to exceed at any time outstanding the greater of (x) $62,500,000 and (y) 1.3% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent and (iii) Investments in Unrestricted Subsidiaries in an aggregate amount not to exceed at any time outstanding the greater of (x) $187,500,000 and (y) 1.6% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent;

(m)            Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;

(n)            Investments made in order to effect a Permitted Reorganization; and

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(o)           (i) other Investments not to exceed in the aggregate at any time outstanding the greater of (x) $437,000,000 and (y) 6.6% of Total Assets and (ii) other Investments; provided that (A) at the time any such Investment is made pursuant to this clause (ii), and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such Investments outstanding at any time (disregarding any write-down or write-off thereof) shall not exceed the Available Amount (other than the Starter Available Amount); and

(p)           Investments in an amount not to exceed the Starter Available Amount;

(q)           To the extent constituting an Investment, Indebtedness permitted under Section 6.01, Liens permitted by Section 6.02, Restricted Payments permitted by Section 6.07 and mergers, consolidations, amalgamations, liquidations, winding up, dissolutions or dispositions permitted by Section 6.03 and Section 6.09, provided that no Investment may be made solely pursuant to or in reliance on this Section 6.04(q);

(r)            other Investments not otherwise permitted by this Section so long as at the time any such Investment is made and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed 2.80 to 1.00;

(s)           (i) the Acquisition and (ii) Investments made in order to effect the Transactions; and

(t)            Investments of any Person existing at the time such Person becomes a Restricted Subsidiary or consolidates or merges with or into the Parent or any Restricted Subsidiary; provided that such Investments were not created in contemplation of or in connection with the acquisition of such Person or such consolidation or merger, as the case may be.

For the avoidance of doubt, any increase in the book value or market value of an outstanding Investment following the making of such Investment shall not be deemed to increase the amount of such Investment for purposes of determining utilization under this Section 6.04.

Notwithstanding anything to the contrary contained herein, (x) any Investment by the Parent, the Borrower or any other Restricted Subsidiary in any Unrestricted Subsidiary may be made only pursuant to clause (iii) of Section 6.04(l) and shall not be made in reliance on any other provision hereof and (y) none of the Parent, the Borrower or any other Restricted Subsidiary may assign or transfer or exclusively license any Material Intellectual Property to any Unrestricted Subsidiary, and no Unrestricted Subsidiary may, legally or beneficially, own or exclusively license any Material Intellectual Property.

On the Closing Date, the Dollar Component of each applicable clause under this Section 6.04 shall be automatically adjusted as provided in Section 1.09.

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SECTION 6.05.         Transactions with Affiliates. The Parent and the Borrower will not, and will not permit any of the other Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) at prices and on terms and conditions not less favorable to the Parent, the Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate or between or among Foreign Subsidiaries not involving any other Affiliate, (c) transactions between a Loan Party and a Foreign Subsidiary; provided that, to the extent that such transaction is not in the ordinary course of business and is at prices and on terms less favorable to such Loan Party than could be obtained on an arm’s length basis from an unrelated third party, the excess value conferred by such Loan Party on such Foreign Subsidiary as a result thereof shall be treated as an investment in such Foreign Subsidiary for purposes of determining compliance with Section 6.04, (d) advances to employees permitted by Section 6.04, (e) any Restricted Payments permitted by Section 6.07, (f) fees, compensation and other benefits paid to, and customary indemnity and reimbursement provided on behalf of, officers, directors and employees of any Loan Party in the ordinary course of business, (g) any employment agreement entered into by the Parent or any of the Restricted Subsidiaries in the ordinary course of business, (h) any Permitted Receivables Financing, (i) transactions and agreements in existence on the Effective Date and, to the extent involving consideration or payments in excess of $5,000,000 in any fiscal year, listed on Schedule 6.05 and, in each case, any amendment thereto that is not disadvantageous to the Lenders in any material respect, (j) transactions described in Schedule 6.04B, (k) transactions among the Parent, any Loan Party and any of the Restricted Subsidiaries permitted by Section 6.03(a) (other than clause (iii) thereof, except transactions solely between Loan Parties or solely between Foreign Subsidiaries or solely between non-Loan Party Restricted Subsidiaries), (l) any Permitted Reorganization and the Transactions, (m) the existence and performance of agreements and transactions with any Unrestricted Subsidiary that were entered into prior to the designation of a Restricted Subsidiary as such Unrestricted Subsidiary to the extent that the transaction was permitted at the time that it was entered into with such Restricted Subsidiary and transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary; provided that such transaction was not entered into in contemplation of such designation or redesignation, as applicable and (n) transactions existing at the time the applicable Person becomes a restricted Subsidiary or consolidates or merges with or into the Parent or any Restricted Subsidiary; provided that such transactions were not entered into in contemplation of the acquisition of such Person or such consolidation or merger, as the case may be.

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SECTION 6.06.         Restrictive Agreements. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary (other than a Receivables Subsidiary) to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits or restricts (a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets to secure any of the Secured Obligations or any refinancing or replacement thereof, or (b) the ability of any Restricted Subsidiary (other than the Borrower) to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Parent or any other Loan Party or to Guarantee Indebtedness of the Parent or any other Loan Party; provided, that (i) the foregoing shall not apply to (x) restrictions imposed by law or any Loan Document or (y) restrictions imposed or contemplated by any Offer Document or Scheme Document (as the case may be), (ii) the foregoing shall not apply to restrictions existing on the Effective Date in the Senior Notes Indenture, the Existing Credit Agreement, the Backstop Credit Agreement, the First Lien Bridge Credit Agreement (including any documentation governing any notes or loans into which the First Lien Bridge Loans have been converted), Indebtedness identified on Schedule 6.01 or any arrangement identified on Schedule 6.06 or to any extension or renewal thereof, or any amendment or modification thereto that does not expand the scope of any such restriction, (iii) the foregoing shall not apply to customary restrictions contained in agreements relating to the sale of a Restricted Subsidiary or of any assets of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary or assets that are to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions imposed by any agreement relating to (A) secured Indebtedness permitted by this Agreement if such restrictions apply only to the property or assets securing such Indebtedness or (B) Receivables sold pursuant to any Permitted Receivables Financing, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) the foregoing shall not apply to restrictions on asset transfers and dividends by any Foreign Subsidiary that are imposed by the terms of any local financing for such Foreign Subsidiary, including government incentives and grants, (vii) the foregoing shall not apply to restrictions and conditions imposed by the Exchange Notes Indenture or by definitive documentation in respect of any Permanent Acquisition Financing Indebtedness, Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness; provided that such restrictions and conditions, taken as a whole, reflect “market” terms as of the applicable date of the related definitive documentation for such Indebtedness or are no more restrictive in any material respect than the restrictions and conditions under the Loan Documents, taken as a whole (as determined in good faith by the Borrower), (viii) the foregoing shall not apply to restrictions on cash, other deposits or net worth or similar restrictions imposed by Persons under contracts entered into in the ordinary course of business and not supporting Indebtedness for whose benefit such cash, other deposits or net worth or similar restrictions exist, (ix) the foregoing shall not apply to restrictions existing with respect to the Target or any of its Restricted Subsidiaries on the Acquisition Completion Date; provided that such restrictions were not entered into or imposed in contemplation of the Acquisition and (x) the foregoing shall not apply to restrictions imposed by any amendment, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (ix) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancing are, in the good faith judgment of the Borrower, no more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect under such agreements prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing thereof.

SECTION 6.07.         Restricted Payments; Certain Payments of Indebtedness. (a) Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i)            the Parent may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests permitted hereunder;

(ii)            any Restricted Subsidiary may declare and pay dividends or make other distributions with respect to its Equity Interests, ratably to the holders of such Equity Interests;

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(iii)          the Parent may repurchase its Equity Interests upon the exercise of stock options if such Equity Interests represent a portion of the exercise price of such options;

(iv)          the Parent may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Parent in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests in the Parent,

(v)           the Parent or the Borrower may, in the ordinary course of business, repurchase, retire or otherwise acquire for value Equity Interests (including any restricted stock or restricted stock units) held by any present, future or former employee, director, officer or consultant (or any Affiliate, spouse, former spouse, other immediate family member, successor, executor, administrator, heir, legatee or distributee of any of the foregoing) of the Parent or any of its Restricted Subsidiaries pursuant to any employee, management or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, officer or consultant of the Parent or any Restricted Subsidiary;

(vi)          the Borrower may make Restricted Payments to the Parent the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers;

(vii)         the Parent may make other Restricted Payments in cash if at the time thereof and after giving effect thereto (A) no Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such Restricted Payments, together with the aggregate amount of repayments, repurchases and redemptions of Junior Debt pursuant to Section 6.07(b)(iii), shall not exceed the sum of (x) $437,500,000, and (y) the Available Amount (excluding the Starter Available Amount);

(viii)        the Parent may make Restricted Payments in an amount not to exceed the Starter Available Amount, so long as at the time thereof and after giving effect thereto, no Event of Default shall have occurred and be continuing;

(ix)           the Parent may make other Restricted Payments in cash (A) in an aggregate amount not to exceed $93,750,000 for any fiscal year of the Parent (and any unused amounts in any fiscal year commencing with the fiscal year ending December 31, 2025 may be carried over solely to the immediately succeeding fiscal year (it being understood that such amount may not be subsequently carried over to further succeeding fiscal years)) so long as at the time thereof and after giving effect thereto, no Event of Default shall have occurred and be continuing and (B) so long as at the time thereof and after giving effect thereto (1) no Default shall have occurred and be continuing and (2) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed 1.75 to 1.00; and

(x)            Restricted Payments made in connection with the consummation of the Transactions in an aggregate amount not to exceed $20,000,000.

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(b)           Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any Indebtedness that is subordinated in right of payment to the Secured Obligations or that is secured by a Lien on the Collateral that is junior to the Liens on the Collateral securing the Secured Obligations (any such Indebtedness, “Junior Debt”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any Junior Debt, except:

(i)            any refinancing of Junior Debt with Permitted Refinancing Indebtedness;

(ii)           regularly scheduled payments of principal or interest;

(iii)          any repayment, repurchase or redemption of any Junior Debt in an amount, together with the aggregate amount of Restricted Payments made pursuant to Section 6.07(a)(vii), not to exceed the sum of (A) $437,500,000, and (B) the Available Amount (excluding the Starter Available Amount); provided that at the time thereof and after giving effect thereto, (x) no Event of Default shall have occurred and be continuing;

(iv)          any repayment, repurchase or redemption of any Junior Debt in an amount not to exceed the Starter Available Amount;

(v)           any repayment, repurchase or redemption of any Junior Debt; provided that at the time thereof and after giving effect thereto, (x) no Default shall have occurred and be continuing and (y) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed 1.75 to 1.00;

(vi)          prior to the Closing Date, repayments by any Restricted Subsidiary of loans and advances made by the Parent or any other Loan Party; and

(vii)         subject to any applicable subordination agreement, payments of intercompany Indebtedness made in connection with a Permitted Reorganization.

SECTION 6.08.         Amendment of Material Documents. Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, amend, modify or waive any of its rights under any agreements or instruments governing or evidencing (a) any Alternative Incremental Facility Debt, any Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of any of the foregoing in a manner that would be inconsistent in any material respect with the requirements set forth in the definitions of such terms or (b) any Junior Debt in a manner which is materially adverse to the interests of the Lenders (in their capacities as such).

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SECTION 6.09.         Asset Sales. Neither the Parent nor the Borrower will, nor will they permit any Restricted Subsidiary to, sell, transfer, lease or otherwise dispose of any asset (other than assets sold, transferred, leased or otherwise disposed of in a single transaction or a series of related transactions with a fair market value not exceeding $10,000,000 and not exceeding $50,000,000 in aggregate in any fiscal year), including any Equity Interest owned by it, nor will the Parent or the Borrower permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than issuing directors’ qualifying shares and other than issuing Equity Interests to the Borrower or another Restricted Subsidiary in compliance with Section 6.04(d)), except:

(a)           sales, transfers, leases and other dispositions of (i) inventory, goods held for sale and other assets and licenses or leases of intellectual property (including on an intercompany basis), (ii) surplus, obsolete or worn out equipment or other property, or property no longer useful in the conduct of the business of the Parent and its Restricted Subsidiaries or otherwise economically impracticable to maintain, whether now owned or hereafter acquired and (iii) cash and Permitted Investments, in each case in the ordinary course of business;

(b)           sales, transfers, leases and other dispositions (i) to the Parent or a Restricted Subsidiary; provided that any such sales, transfers, leases or other dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Sections 6.04 and 6.05 and (ii) of Equity Interest or Indebtedness of Unrestricted Subsidiaries;

(c)           sales, transfers and other dispositions of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business;

(d)           the lease, assignment, sublease, license or sublicense of any real or personal property in the ordinary course of business;

(e)            assignments and sales of Receivables and Related Security pursuant to a Permitted Receivables Financing;

(f)            dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of any of the Parent or any Restricted Subsidiary;

(g)           any substantially concurrent exchange of assets of comparable value to be used in a Related Business;

(h)           the creation of a Lien permitted by Section 6.02 (but not the sale or other disposition of the property subject to such Lien);

(i)            to the extent constituting a disposition of assets by the Parent or any of the Restricted Subsidiaries, Investments permitted by Section 6.04 (other than Equity Interests in a Restricted Subsidiary, unless all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold);

(j)            dispositions in connection with the Transactions;

(k)           other sales, transfers, leases and other dispositions of assets (other than Equity Interests in a Restricted Subsidiary, unless all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold) that are not permitted by any other clause of this Section; provided that no Default shall have occurred and be continuing or would result therefrom;

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(l)            the disposition of non-core or non-strategic assets acquired in connection with the Acquisition, a Permitted Acquisition or similar investment; provided that (i) to the extent required by Section 2.11, such Net Cash Proceeds from any such sale are reinvested or applied in prepayment of the Loans, (ii) immediately after giving effect thereto, no Event of Default would exist and (iii) the fair market value of such non-core or non-strategic assets so disposed pursuant to this clause (l) shall not exceed 25% of the purchase price paid for all such assets acquired in such Permitted Acquisition or the Acquisition, as the case may be;

(m)          sales, transfers, leases and other dispositions in order to consummate a Permitted Reorganization; provided that any assets of the Parent or a Restricted Subsidiary so sold, transferred, leased or otherwise disposed of shall, following such transaction, remain assets of the Parent or any other Restricted Subsidiary; provided that intermediate sales, transfers, leases or other dispositions may be made by the Parent or any Restricted Subsidiary to an Unrestricted Subsidiary on a temporary basis (and in any event for a period not in excess of 20 days) in order to effect a Permitted Reorganization so long as such assets are further sold or otherwise transferred to the Parent or a Restricted Subsidiary.

(n)           any merger, consolidation, disposition or conveyance, the sole purpose and effect of which is to reincorporate or reorganize (i) any Restricted Subsidiary (other than a Foreign Subsidiary) in another jurisdiction in the United States or any state thereof or (ii) any Foreign Subsidiary in the United States or any state thereof or any other jurisdiction; provided that any Loan Party involved in such transaction does not become an Excluded Subsidiary as a result of such transaction and any Restricted Subsidiary does not become an Unrestricted Subsidiary as a result of such transaction unless the designation of such Restricted Subsidiary as an Unrestricted Subsidiary is permitted under Section 5.13 at such time; and

(o)           other Asset Dispositions made on and after the Effective Date involving assets having a fair market value (as reasonably determined by the Borrower at the time of the relevant disposition) in the aggregate of not more than the greater of $62,500,000 and 1.3% of Total Assets;

provided that (x) all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b)(i)) shall be made for fair value and (y) all sales, transfers, leases and other dispositions permitted by clause (k) shall be for at least 75% cash consideration payable at the time of such sale, transfer or other disposition; provided further that (i) any consideration in the form of Permitted Investments that are disposed of for cash consideration within 90 days after such sale, transfer or other disposition shall be deemed to be cash consideration in an amount equal to the amount of such cash consideration for purposes of this proviso, (ii) any liabilities (as shown on the Parent’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Parent or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Secured Obligations, that are assumed by the transferee with respect to the applicable sale, transfer, lease or other disposition and for which the Borrower and all the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing shall be deemed to be cash consideration in an amount equal to the liabilities so assumed and (iii) any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary in respect of such sale, transfer, lease or other disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (iii) that is at that time outstanding, not in excess of the greater of (x) $62,500,000 and (y) 1.3% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash consideration.

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On the Closing Date, the Dollar Component of each applicable clause under this Section 6.09 shall be automatically adjusted as provided in Section 1.09.

SECTION 6.10.         [Reserved].

SECTION 6.11.         [Reserved].

SECTION 6.12.         Lien Basket Amount. The Parent and the Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness secured by a Lien (other than the Secured Obligations, the Indebtedness under the Existing Credit Agreement and, subject to the applicable Intercreditor Agreement, Permanent Acquisition Financing Indebtedness, the Bridge Loans (including any documentation governing any notes or loans into which the Bridge Loans (or any of them) have been converted), any Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of the foregoing) on any Restricted Property that would utilize any of the Lien Basket Amount under the Senior Notes Indenture (that permits Liens on Restricted Property without equally and ratably securing the Senior Notes).

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)           the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)           the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c)           any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate or financial statement furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made and such incorrect representation or warranty (if curable, including by a restatement of any relevant financial statements) shall remain incorrect for a period of 30 days after the making thereof;

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(d)           the Parent or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in clause (a) of Section 5.02 or in Section 5.03 (with respect to the existence of the Parent or the Borrower) or 5.08 or in Article VI (other than Section 6.05);

(e)           any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

(f)            the Parent or any Restricted Subsidiary shall fail to make any payment of principal, interest or premium (regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable, and such failure shall continue after the expiration of the grace period (if any) for such failure specified in the agreement or instrument governing such Material Indebtedness;

(g)           [INTENTIONALLY OMITTED];

(h)           the Parent or any Restricted Subsidiary shall fail to observe or perform any term, covenant, condition or agreement (other than the failure to pay principal, interest or premiums) contained in any agreement or instrument evidencing or governing any Material Indebtedness or any other event or condition occurs, and such failure, event or condition shall continue after the expiration of the grace period (if any) for such failure specified in the agreement or instrument governing such Material Indebtedness, if such failure, event or condition enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (h) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(i)            an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) liquidation, reorganization or other relief in respect of the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(j)            the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent or any Restricted Subsidiary (other than any Specified Subsidiary or for a substantial part of its assets), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding other than filing an answer in respect of allegations that are frivolous or vexatious in nature, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

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(k)           the Parent or any Restricted Subsidiary (other than any Specified Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(l)            one or more judgments for the payment of money in an aggregate amount in excess of $250,000,000 (to the extent such amount is not either (i) covered by insurance and the applicable insurer has acknowledged liability or has been notified and is not disputing coverage or (ii) required to be indemnified by another Person that is reasonably likely to be able to satisfy its indemnity obligation (other than the Parent or a Restricted Subsidiary) and such Person has acknowledged such obligation or has been notified and is not disputing such obligation) shall be rendered against the Parent, the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged and unsatisfied for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent or any Restricted Subsidiary to enforce any such judgment;

(m)           an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; or

(n)           (x) this Agreement or the Guarantee shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except as a result of the release therefor in accordance with the terms thereof or (y) except during a Collateral Release Period, any Lien on any material portion of the Collateral purported to be created under the Security Documents shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement, (iii) as a result of the Collateral Agent’s failure to take any action required in order to create or perfect any such Lien following notice from the Borrower that such action is required or (iv) as a result of the Collateral Agent’s release of any such Lien that it is not authorized to release pursuant to the Loan Documents; then, and in every such event (other than an event with respect to the Parent or the Borrower described in clause (i) or (j) of this Article), and at any time thereafter during the continuance of such event, subject to Section 4.03, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Parent or the Borrower described in clause (i) or (j) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

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ARTICLE VIII

The Administrative Agent

Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents and its duties hereunder and under any other Loan Document shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary or implied obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02); provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct (as determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Parent, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

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The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory or sender thereof). The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory or sender thereof), and shall not incur any liability for relying thereon and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender sufficiently in advance to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for a Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

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Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 (and any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document) shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, the Guarantee Agreement, the Security Documents, any related agreement or any document furnished hereunder or thereunder.

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Each Lender, by delivering its signature page to this Agreement, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the Closing Date, as applicable.

Each Lender hereby agrees that (a) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (b) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under paragraph shall be conclusive, absent manifest error. Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations owed by the Borrower or any other Loan Party; provided that this paragraph shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower hereunder relative to the amount (and/or timing for payment) of the obligations hereunder that would have been payable had such erroneous Payment not been made by the Administrative Agent. Each party’s obligations under this paragraph survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Secured Obligations.

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The parties hereto acknowledge that the Arrangers (in their capacity as such) do not have any duties or responsibilities under any of the Loan Documents and will not be subject to liability thereunder to any of the Loan Parties for any reason.

Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition.

The Lenders hereby authorize the Administrative Agent and the Collateral Agent to enter into the Junior Lien Intercreditor Agreement and any Customary Intercreditor Agreement and acknowledge that they will be bound thereby. Each of the Lenders hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Indebtedness contemplated hereby to be subject thereto or (ii) to confirm for any party that such Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties. Each of the Lenders hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Security Document to add or remove any legend that may be required pursuant to any Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control.

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The Collateral Agent shall be entitled to the benefits of this Article on the same basis as if named herein as the Administrative Agent, and also shall be entitled to the exculpatory provisions and rights set forth in the Collateral Agreement and other Security Documents. The rights of the Collateral Agent under the Loan Documents may not be amended or modified in a manner adverse to the Collateral Agent without its prior written consent.

Each Secured Party hereby authorizes the Collateral Agent and the Administrative Agent to take any and all actions permitted or not prohibited by the Loan Documents in connection with any release of the Liens on any portion of the Collateral or the release of any Guarantor in accordance with and pursuant to the Loan Documents.

The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(e).

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

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Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

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In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

ARTICLE IX

Miscellaneous

SECTION 9.01.         Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail, as follows:

(A)          if to the Parent or the Borrower, to it at One Dauch Drive, Detroit, Michigan 48211, Attention of the Chief Financial Officer (Facsimile No. 313-758-3936) with a copy to the Treasurer (Facsimile No. 313-758-3936, E-mail: Treasury@aam.com) and the General Counsel (Facsimile No. 313-758-3897, E-mail: Legal.Department@aam.com);

(B)           if to the Administrative Agent from the Borrower, to the address or addresses separately provided to the Borrower;

(C)           if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, NCC5 / 1st Floor, Newark, DE 19713, Attention: Loan & Agency Services Group; and

(D)          if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

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Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and notices and other communications delivered through electronic communications, to the extent provided in paragraph (b) of this Section, shall be effective as provided in such paragraph.

(b)           (i) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Collateral Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(ii)            Unless the Administrative Agent otherwise prescribes, (x) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) and (y) notices and other communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (x), of notification that such notice or communication is available and identifying the website address therefore; provided that, for both clauses (x) and (y) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)           Any party hereto may change its address or facsimile number or the contact person for notices and other communications hereunder by notice to the other parties hereto.

(d)           The Parent and the Borrower agree that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, SyndTrak, ClearPar or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, as to the adequacy of the Platform and each such Person expressly disclaims any liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to the Loan Parties, any Lender, or any other Person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise), arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through the Platform.

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(e)           The Parent and the Borrower shall notify the Administrative Agent of the DQ List and any updates thereto in writing at the following address: JPMDQ_Contact@jpmorgan.com and, to the extent not so notified to the Administrative Agent at such address, the DQ List or applicable update thereto shall be deemed not to have been received and shall not be effective.

SECTION 9.02.         Waivers; Amendments. (a) No failure or delay (including pursuant to Section 4.03) by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

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(b)           Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent, the Borrower and the Required Lenders or by the Parent, the Borrower and the Administrative Agent with the consent of the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Loan Party that is a party thereto with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, in each case, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby or Section 4.02 of the Collateral Agreement, in each case, without the written consent of each Lender adversely affected thereby, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof or of any other Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender, (vi) release the Parent from its Guarantee under the Guarantee Agreement or release all or substantially all of the value of the Guarantees under the Guarantee Agreement, without the written consent of each Lender (in each case, except as expressly provided therein in connection with a transaction permitted under this Agreement, it being understood that an amendment or other modification of the type of obligations guaranteed under the Guarantee Agreement shall not be deemed to be a release or limitation of any Guarantee), (vii) release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender (except as expressly provided in Section 9.17 or the applicable Security Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Security Documents), it being understood that an amendment or other modification of the type of obligations secured by the Security Documents shall not be deemed to be a release of the Collateral from the Liens of the Security Documents), (viii) [reserved], (ix) [reserved], (x) modify the protections afforded to an SPV pursuant to the provisions of Section 9.04(e) without the written consent of such SPV, (xi) provide for or permit (1) subordination in right of payment of the Loans to any other obligation or (2) subordination of Liens on all or substantially all of the Collateral granted to the Administrative Agent under the Security Documents for the benefit of the Lenders without the prior written consent of each Lender or (xii) impose any additional restriction on the right of any Lender to exchange Loans for Exchange Notes or modify the rate of such exchange with respect to Loans of any Lender, without the written consent of such Lender; provided further, that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent and (B) only the written consent of the Borrower and the Administrative Agent shall be required for the implementation of amendments or other modifications comprised of covenants and other provisions that are for the benefit of all Lenders as contemplated by clause (d)(iii) of the definition of “Alternative Incremental Facility Debt” or by clause (c)(iii) of the definition of “Ratio Debt” (as the case may be). Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of (x) any Defaulting Lender except with respect to any amendment, waiver or other modification referred to in clause (i), (ii), (iii) or (xii) of the first proviso of this paragraph and then only in the event such Lender shall be affected by such amendment, waiver or other modification or (y) in the case of any amendment, waiver or other modification referred to in clauses (i) through (x) of the first proviso of this paragraph, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification. Notwithstanding the foregoing, (A) if the Administrative Agent and the Borrower, acting together, identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify, or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement or such other Loan Document, as the case may be, if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of written notice thereof and (B) this Agreement or any other Loan Document may be amended by the Administrative Agent at any time on or prior to the date that is 60 days after the Closing Date, without the consent of the Borrower or any Lender to the extent that such amendment has been authorized in writing by the Borrower on or after the Effective Date and that the substance of such amendment is favorable to the Lenders (or any of them) and not adverse to any Lender, the Administrative Agent or any Issuing Bank, in each case, in its capacity as such, and such amendment shall become effective without any further action or consent of any other party to this Agreement or such other Loan Document, as the case may be, upon the posting thereof by the Administrative Agent to the Borrower and the Lenders.

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(c)           After the execution of the Exchange Notes Indenture, in the event of any proposed waiver, amendment or other modification to the Exchange Notes Indenture or the Exchange Notes, the Borrower shall provide notice to the Administrative Agent and the Lenders sufficiently in advance of the proposed date of execution and delivery and effectiveness of such proposed waiver, amendment or other modification in order to provide the Lenders with a reasonable opportunity to exchange Loans for Exchange Notes pursuant to an Exchange in accordance with Section 2.05 and participate in the voting with respect to such waiver, amendment or other modification. The Borrower shall not enter into any waiver, amendment or other modification of the Exchange Notes Indenture or the Exchange Notes unless and until such notice shall have been given sufficiently in advance of the proposed date of execution and delivery and effectiveness of such proposed waiver, amendment or other modification.

SECTION 9.03.         Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Arrangers and their Affiliates, including the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent and the Collateral Agent (and any local counsel that either such Agent determines to be appropriate in connection with matters affected by laws other than those of the State of New York), in connection with the Transactions, the structuring, arrangement and syndication of the credit facilities hereunder and the preparation, negotiation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)           The Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Arrangers, and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent or any of the Subsidiaries, or any Environmental Liability related in any way to the Parent or any of the Subsidiaries, or (iv) any actual or prospective Proceeding related to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted (A) from the bad faith, gross negligence or willful misconduct of such Indemnitee or any of its directors, trustees, officers or employees or (B) from a material breach of its obligations under this Agreement or (y) result from a Proceeding that does not involve an act or omission by the Parent, the Borrower or any of their respective Affiliates or equityholders or its or their respective partners, members, directors, officers, employees or agents and that is brought by an Indemnitee against any other Indemnitee (other than a Proceeding that is brought against the Administrative Agent, the Collateral Agent, any Arranger (or any holder of any other title or role) in its capacity or in fulfilling its roles as an agent or arranger hereunder or any similar role with respect to the Indebtedness incurred or to be incurred hereunder).

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(c)            To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section, each Lender severally agrees (but without limiting the obligation of the Borrower to pay such amount) to pay to the Administrative Agent or the Collateral Agent, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or Liability, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent in its capacity as such.

(d)            To the extent permitted by applicable law, (i) neither the Borrower nor any other Loan Party shall assert, and hereby waives, any claim against the Administrative Agent, the Arranger, and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the internet), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, the Loan Documents or any agreement or instrument contemplated thereby, the Transactions, any Loan or the use of the proceeds; provided that, nothing in this clause (d) shall limit or relieve the Borrower and each other Loan Party of any reimbursement obligation and of any obligation it may have to indemnify an Indemnitee, as provided in this Section 9.03, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e)            All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04.         Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not (except to a Successor Borrower as expressly contemplated by Section 6.03) assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section), the Arrangers and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Arrangers, and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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(b)           (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (except with respect to any written consent of the Borrower (which written consent is to be provided in the Borrower’s sole and absolute discretion) to be provided during the Certain Funds Period with respect to any assignment of commitments (but not loans) such consent not to be unreasonably withheld or delayed) of:

(A)          the Borrower; provided that (x) no consent of the Borrower shall be required (I) for an assignment of Commitments to any Person in connection with the appointment of such Person as an “Additional Agent” with respect to the credit facilities provided herein as contemplated by the Syndication Letter, (II) other than for an assignment of Commitments during the Certain Funds Period, for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, (III) if an Event of Default under clause (a), (b), (i) or (j) of Article VII has occurred and is continuing, any other assignee (provided that this clause (III) shall apply with respect to any assignment of Commitments during the Certain Funds Period only if the applicable Event of Default constitutes a Major Default), (IV) for an assignment to any Person that is a Revolving Lender under (and as defined in) the Existing Credit Agreement on the Effective Date and (V) following the occurrence of a Demand Failure Event (as defined in the Arranger Fee Letter) (other than during the Certain Funds Period) or the Bridge Loan Maturity Date and (y) the Borrower shall be deemed to have consented to any such assignment of Loans unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice (for the avoidance of doubt, in accordance with Section 9.01) thereof; and

(B)           the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii)           Assignments shall be subject to the following additional conditions:

(A)          except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no trade date is so specified, as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (i) or (j) of Article VII has occurred and is continuing;

(B)           each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

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(C)           the parties to each assignment shall execute and deliver to the Administrative Agent (and, in the case of an assignment requiring the consent of the Borrower pursuant to subparagraph (b)(i)(A) of this Section 9.04, the Borrower) an Assignment and Assumption (or an agreement incorporating by reference a form Assignment and Assumption posted on the Platform), and shall pay to the Administrative Agent a processing and recordation fee of $3,500; provided that (1) only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds of such Lender and (2) with respect to any assignment pursuant to Section 2.20(b), the parties hereto agree that such assignment may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto;

(D)           the Administrative Agent shall notify the Borrower of each assignment of which the Administrative Agent becomes aware; provided that the failure of the Administrative Agent to provide such notice shall in no way affect any of the rights or obligations of the Administrative Agent under this Agreement or otherwise subject the Administrative Agent to any liability; and

(E)           the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any tax forms required by Section 2.17(e) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

For purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

(iii)            Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 and to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

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(iv)          The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Parent, the Borrower, the Administrative Agent, the Collateral Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Parent, the Borrower and, as to entries pertaining to it or any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)           Upon its receipt of a duly completed Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.17(e) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.

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(vi)          The words “execution”, “signed”, “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as applicable, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act.

(c)           Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall deliver to the Administrative Agent and the Borrower (in such number of copies as shall be requested by the recipient) duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information statements of exemption required under the Code for each Participant and (D) the Loan Parties, the Administrative Agent, the Collateral Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 2.17(h) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that directly and adversely affects such Participant or that requires the approval of all the Lenders. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(e) (it being understood that the documentation required under Section 2.17(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

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(d)           Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)            Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, such party will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign and delegate all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

(f)            [Reserved.]

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(g)            (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or participating Lender entered into a binding agreement to sell and assign or participate, as the case may be, all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee or participant shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee shall not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this Section 9.04(g)(i) shall not be void, but the other provisions of this Section 9.04(g) shall apply.

(ii)            If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of Section 9.04(g)(i), or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) in the case of outstanding Loans held by Disqualified Institutions, purchase or prepay such Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

(iii)           Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to the Lenders by the Parent, the Borrower or any their respective Affiliates or by the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under, this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Law, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Institution does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

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(iv)          The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same (and if the DQ List is not posted on the Platform, the Administrative Agent shall provide the DQ List to any such Lender following such request).

SECTION 9.05.         Survival. All covenants, agreements, representations and warranties made by the Parent and the Borrower and the other Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, 2.18(e) and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06.         Counterparts; Integration; Effectiveness. (i) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the Guarantee Agreement, the Security Documents, the other Loan Documents, the Syndication Letter, the Fee Letters and any separate letter agreements with respect to fees payable to the Administrative Agent or the Collateral Agent or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of all the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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(ii)           Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B)  agree that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C)  waive any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D)  waive any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

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SECTION 9.07.         Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08.         Right of Setoff. Subject to Section 4.03, upon the occurrence and during the continuance of an Event of Default, and provided that the Loans shall have become or shall have been declared due and payable pursuant to the provisions of Article VII, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of the Parent or the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Any such deposits and obligations may be combined in such setoff and application, regardless of the currency in which such deposits and obligations are denominated. Each Lender agrees to promptly notify the Parent and the Borrower after any such set-off and application; provided that the failure of any Lender to so notify the Parent and the Borrower shall not affect the validity of any such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09.         Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)           Each of the Parent and the Borrower hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent, any Lender, or any Related Party of any of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, and hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of such courts in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or any other Loan Party or their respective properties in the courts of any jurisdiction.

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(c)           Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)            Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10.         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11.         [Reserved].

SECTION 9.12.         Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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SECTION 9.13.         Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or other governmental authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or the Exchange Notes Indenture, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Loan Document, the Exchange Notes Document, or the enforcement of rights thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (f)); provided that no disclosure of Information may be made under this clause (f)(i) to any Disqualified Institution or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Parent or the Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Parent or the Borrower, (i) on a confidential basis to (x) any rating agency in connection with rating the Parent or its Subsidiaries or the credit facilities provided for herein or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein and (j) to the extent that such information is independently developed by the Administrative Agent or any Lender or any of their respective affiliates so long as such Person has not otherwise breached its confidentiality obligations hereunder. For the purposes of this Section, “Information” means all information received from the Parent or the Borrower relating to the Parent or the Borrower or their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

For the avoidance of doubt, nothing in this Section 9.13 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.13 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

SECTION 9.14.         Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the Maximum Rate.

SECTION 9.15.         USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act and Beneficial Ownership Regulation it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA PATRIOT Act and Beneficial Ownership Regulation and is effective for each Lender and the Administrative Agent.

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SECTION 9.16.         Non-Public Information. Each Lender acknowledges that all information furnished to it pursuant to this Agreement by or on behalf of the Parent or the Borrower and relating to the Parent, the Borrower, the other Subsidiaries or their businesses may include material non-public information concerning the Parent, the Borrower and the other Subsidiaries and their securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with such procedures and applicable law, including Federal, state and foreign securities laws.

All such information, including requests for waivers and amendments, furnished by the Parent, the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public information concerning the Parent, the Borrower and the other Subsidiaries and their securities. Accordingly, each Lender represents to the Parent, the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

SECTION 9.17.         Optional Release of Collateral. (a) Notwithstanding any other provision herein or in any other Loan Document, the Collateral Agent is hereby authorized to release the Collateral from the Liens granted under the Security Documents securing the obligations under this Agreement and the Guarantee Agreement (but not the Guarantees provided pursuant to the Guarantee Agreement) on a Business Day specified by the Borrower (the “Optional Release Date”), upon the satisfaction of the following conditions precedent (the “Optional Release Conditions”), and subject to the reinstatement of such Liens as provided in paragraph (b) below:

(i)            the Borrower shall have given notice to the Collateral Agent at least 10 days prior to the Optional Release Date, specifying the proposed Optional Release Date;

(ii)           the Collateral Release Ratings Requirement shall be satisfied as of the date of such notice and shall remain satisfied as of the Optional Release Date;

(iii)          no Default shall have occurred and be continuing as of the date of such notice or as of the Optional Release Date;

(iv)          all Liens on the Collateral securing any other obligations pursuant to the Security Documents, and any Liens securing any Permanent Acquisition Financing Indebtedness, Alternative Incremental Facility Debt or Credit Agreement Refinancing Indebtedness or any Permitted Refinancing Indebtedness in respect of any of the foregoing, have been released as of the Optional Release Date or are released simultaneously with the release of the Collateral from the Liens securing obligations under the Loan Documents pursuant to this Section; and

(v)           on the Optional Release Date, the Administrative Agent shall have received (A) a certificate, dated the Optional Release Date and executed on behalf of the Borrower by a Financial Officer thereof, confirming the satisfaction of the Optional Release Conditions set forth in clauses (ii), (iii) and (iv) above and (B) such other evidence as the Administrative Agent may reasonably require confirming the satisfaction of the Optional Release Conditions set forth above.

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If the conditions set forth above are satisfied on the Optional Release Date, a Collateral Release Period shall commence on such Optional Release Date. During the continuance of any Collateral Release Period, but not otherwise, the Collateral Requirement shall not apply and all representations and warranties and covenants contained in this Agreement, the Collateral Agreement and any other Security Document related to the grant or perfection of Liens on the Collateral shall be deemed to be of no force or effect. Any such release shall be without recourse to, or representation or warranty by, the Collateral Agent and shall not require the consent of any Lender. Subject to the satisfaction of the conditions set forth in this paragraph (a), on and after the Optional Release Date, the Collateral Agent shall execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, at the request and expense of the Borrower, as shall be necessary to effectuate the release of Liens granted under the Security Documents pursuant to the terms of this paragraph, without recourse, representation or warranty.

(b)           If, following the commencement of a Collateral Release Period pursuant to paragraph (a) of this Section, the Collateral Release Ratings Requirement is no longer satisfied or a Default occurs and is continuing, then (i) such Collateral Release Period shall terminate, (ii) the Parent and the Borrower shall promptly take and cause the other Loan Parties to take all such actions as shall be necessary or as the Collateral Agent shall reasonably request to cause the Collateral Requirement to be satisfied, (iii) the provisions of the Loan Documents that ceased to be effective or apply during such Collateral Release Period shall be restored and shall be effective and apply as in effect before such Collateral Release Period commenced and (iv) the Parent and the Borrower shall, and shall cause the other Loan Parties to, deliver such legal opinions, certificates and other documents, and satisfy such other requirements, as were required in connection with the original grant of Liens on the Collateral pursuant to the Security Documents, in each case to the extent requested by the Collateral Agent.

(c)           Without limiting the provisions of Section 9.03, the Borrower shall reimburse the Collateral Agent for all costs and expenses, including attorneys’ fees and disbursements, incurred by it in connection with any action contemplated by this Section.

(d)           It is understood that, if a Collateral Release Period terminates as provided in paragraph (b) above, a Collateral Release Period may commence again if the requirements of paragraph (a) above are subsequently satisfied.

(e)           For the avoidance of doubt, to the extent that any personal property leased to the Parent or any Subsidiary (and neither owned by the Parent or any Subsidiary nor constituting part of the Collateral) is affixed to any Mortgaged Property, any waiver of rights with respect to such personal property by the Lenders in favor of the lessor of such personal property shall be effective if signed by the Administrative Agent and/or the Collateral Agent and each of the Administrative Agent and the Collateral Agent is hereby authorized to sign any such waiver.

SECTION 9.18.         No Fiduciary Relationship. Each of the Parent and the Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Parent, the Borrower, the Subsidiaries and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Parent, the Borrower, the Subsidiaries and their respective Affiliates, and none of the Administrative Agent, the Arrangers, the Lenders or any of their respective Affiliates has any obligation to disclose any of such interests to the Parent, the Borrower, the Subsidiaries or any of their respective Affiliates.

148

SECTION 9.19.         Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(A)          a reduction in full or in part or cancellation of any such liability;

(B)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)           the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.20.         Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

149

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Vice President & Treasurer

AMERICAN AXLE & MANUFACTURING, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By	/s/ Ayesha Nabi
	Name:	Ayesha Nabi
	Title:	Vice President

SCHEDULE 2.01
COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$500,000,000.00
Total	$500,000,000.00

Schedule 2.01-1

SCHEDULE 3.05
DISCLOSED MATTERS

1. Pending Tax Litigation

The Borrower operates in multiple jurisdictions throughout the world and the income tax returns of several Subsidiaries in various jurisdictions are currently under examination. During their examination of the Borrower’s 2015 U.S. federal income tax return, the Internal Revenue Service (the “IRS”) asserted that income earned by a Luxembourg Subsidiary from its Mexican branch operations should be categorized as foreign base company sales income (“FBCSI”) under Section 954(d) of the Code and recognized currently as taxable income on the Borrower’s 2015 U.S. federal income tax return. As a result of this assertion, the IRS issued a Notice of Proposed Adjustment (“NOPA”). The Borrower disagreed with the NOPA, believes that the proposed adjustment is without merit and contested the matter through the IRS’s administrative appeals process. No resolution was reached in the appeals process and, in September 2022, the IRS issued a Notice of Deficiency. The IRS subsequently issued a Notice of Tax Due in December 2022 and the Borrower paid the assessed tax and interest of $10.1 million in January 2023. The Borrower filed a claim for refund for the amount of tax and interest paid related to this matter for the 2015 tax year, and, in December 2023, the Borrower filed suit in the U.S. Court of Federal Claims.

The Borrower believes, after consultation with tax and legal counsel, that it is more likely than not that such organizational structure did not give rise to FBCSI, and that it is likely that the Borrower will be successful in ultimately defending their position. As such, the Borrower has not recorded any impact of the IRS’s proposed adjustment in its consolidated financial statements as of, and for the year ended, December 31, 2023, with the exception of the cash payment and associated income tax receivable of $10.1 million paid by the Borrower to the IRS in 2023. As of December 31, 2023, in the event the Borrower is not successful in defending its position, the potential additional income tax expense, including estimated interest charges, related to tax years 2015 through 2023, is estimated to be in the range of approximately $300 million to $350 million.

Schedule 3.05-1

SCHEDULE 3.12
MATERIAL PROPERTIES

None.

Schedule 3.12-1

SCHEDULE 3.15
EXISTING INSURANCE

Insurance Type	Policy Term	Entity	Policy Number	Carrier	Limits	Retention/ Deductible
Property Insurance
Property	11/1/24 – 11/1/25	American Axle & Manufacturing Holdings, Inc. and any subsidiary of the First Named Insured. The First Named Insured's interest in any partnership, joint venture or other legal entity in which the First Named Insured has management control or ownership as now constituted or hereafter is acquired.

GPA D95041450 002

34250414

USP00130224

US0006647PR24A

AMERAXLE02041P04

RMP 7035057956

RP8P000185-241 / RP8CF00163-241

B0509BOWPN2452672

F06029762024

PR0305824000

2024-06158-000

LSMAPR430705A

B0509BOWPN2452673

B0509BOWPN2452673

B0509MPSPB2403699

EXP7000728

42-PRP-309336-06

F624533

FA0024362-2024-1

ARP30071972900

24SSLDOCD327851

NAP 0456720 18

PPR9309295-22

ACE American Insurance

AIG

Allianz

AXA XL

Chubb Bermuda

Columbia Casualty Company

Everest Indemnity Insurance

Fidelis

Great Lakes Insurance

HDI Global Specialty

Helvetia

Liberty Mutual (Bermuda)

Lloyd’s Ascot

Lloyd’s ARK

Lloyd’s – QPS 5555

Mitsui Sumitomo

National Fire & Marine

Partner Re

Scor

Sompo (Endurance)

Starr Tech

Swiss Re

Zurich

					$1.0B Each Occurrence. No Aggregate	$2.5M Ded
Casualty Insurance
Excess Liability	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	USL02473624 EXNA2410000112-04 SFX 5087786-20 XSC10003778512 84772156 TSUEEX0000456-00 B0509BOWCN2452867 EXC 5773223 B0509BOWCN2452868 B0509BOWCN2453457 BM00040539LI24A

Allianz

Ascot Insurance Company

Zurich (American Guarantee)

Endurance American Insurance

AIG Specialty Insurance Company

First Specialty

Lloyd’s of London (Various)

Great American Spirit Insurance

Lloyd’s of London (Various)

Lloyd’s of London (Helix)

XL Bermuda

$10M X $15M

$15M po $25M X $25M

$10M po $25M X $25M

$10M po $30M X $50M

$10M po $30M X $50M

$10M po $30M x $50M

$25M X $80M

$15M X $105M

$7M po $30M X $120M

$7.5M po $30M X $120M

$15.5M po $30M X $120M

N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A

Schedule 3.15-1

International Liability Package Controlled Master Plan (CMP)	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	GLMD1531507	HDI Global Insurance Company

General Liability

$2M Each Occurrence

$4M Prod./CO Aggregate

$2M Pers. & Adv. Inj.

$1M Premise Damage ea. Occ.

$50K Medical Expense/person

Automobile Liability

$1M Each Accident

Employee Benefits

$1M Each Claim

$1M Annual Aggregate

N/A
Travel Accident & Health	10/1/24 - 10/1/27	American Axle & Manufacturing Holdings, Inc.	9908-28-15	Federal Insurance (Chubb)	$2.5M per accident (AD&D) $100K Medical	$100 Ded
Automobile - Liability	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	AS2-641-446033-044	Liberty Mutual	$2M Any One Accident	$250K
Workers’ Compensation	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	WA5-64D-446033-014	Liberty Mutual	Coverage A - Statutory Coverage B - Emp Liability $2M	$1M Ded $1M Ded
Workers’ Compensation (Excess – Ohio)	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	EW2-64N-446033-034	Liberty Mutual	Coverage A - Statutory Coverage B - Emp Liability $2M	$750K Ded $750K Ded
Non-Owned Aircraft Liability	10/1/23 - 10/1/26	American Axle & Manufacturing Holdings, Inc.	1000235705-07	Starr Aviation	$25M	N/A
Cargo Policy	10/1/24 - 10/1/25	American Axle & Manufacturing Holdings, Inc.	UM00079875MA24A	AXA XL	$10M	$5K per claim $10K within Mexico
Underground Storage Tank Liab.	7/27/24 - 7/27/25	Metaldyne Performance Group Inc.	G2184570A 018	ACE American Ins Co (Chubb)	$1M	$5K per claim
Stand-Alone Insurance
Cyber Insurance	6/19/24 – 6/18/25	American Axle & Manufacturing Holdings, Inc.	NPL0066815-03 MTE9046482 01 SPR 4335584 - 03 720002027-0000 XMS2409731	Arch Indian Harbor Insurance (AXAXL) Zurich Resilience Nationwide	$10M $5M x $10M $5M x $15M $5M x $20M $5M x $25M	$500K SIR
Product Recall (Non-US)	10/1/24 – 10/1/25	American Axle & Manufacturing Holdings, Inc.	GLMD1531507	HDI Global Insurance Company	5M EUR	1M EUR

Schedule 3.15-2

Executive Risk Insurance
D&O Excess DIC Side-A Only	4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	106714260 ELU195674-24 DOX G46771710 006 SC8EX00152-241 ORPRO 12 104765 596780502 V268F8240601 DOE 1000359-00 DOC 0277762-07 83 DA 0349628-24 BPRO8108959 DAX 1000074-01	Travelers AXA XL Specialty Ins Federal Insurance (Chubb) Everest Old Republic CNA Beazley Swiss Re Zurich Twin City Fire (The Hartford) Berkley Swiss Re	$10M - All Limits Aggregate $10M x $10M $10M x $20M $10M x $30M $10M x $40M $10M x $50M $10M x $60M $5M x $70M $10M x $75M $10M x $85M $10M x $95M $5M x $105M	$2.0M SIR
Employment Practices Liability	4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	MKLB25GPL0005396	Markel (Alterra - Bermuda)	$15M Each Claim/Aggregate	$1.0M SIR
Fiduciary Liability	4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	106714367 USF01069224 DOX G46775673 006 V31FED240301 UX00H00300 0815 1000058528241 PTL 1000026-02 FLC 0279646-07	Travelers Allianz Federal Insurance (Chubb) Beazley Twin City Fire (The Hartford) Starr Indemnity Swiss Re Zurich	$5M - All Limits Aggregate $5M X $5M $5M X $10M $5M X $15M $5M X $20M .$5M X $25M $5M X $30M $5M X $35M	$250K Ded $1.5M Fee Claims
Special Contingencies	4/6/23 – 4/5/26	American Axle & Manufacturing Holdings, Inc.	IE70504CR	Great American Insurance Company	$25M Each Claim	None
Crime	4/6/24 – 4/5/25 4/6/24 – 4/5/25	American Axle & Manufacturing Holdings, Inc.	V31FF7240301 107613391	Beazley Travelers	$10M Each Claim/No Agg $10M X $10M	$250K

Schedule 3.15-3

SCHEDULE 5.14
POST-CLOSING MATTERS

1.	Legal Opinions. Within 30 days after the Effective Date or, if earlier, on the Collateral Attachment Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders) (i) of local counsel in each jurisdiction where a Loan Party is organized and the laws of which are not covered by the opinion letters delivered on the Effective Date pursuant to Section 4.01(b) of the Credit Agreement and (ii) with respect to the perfection of the security interests under the Security Documents under the laws of each applicable jurisdiction.

2.	UCC-1 Financing Statements. Within 30 days after the Effective Date or, if earlier, on the Collateral Attachment Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received form UCC-1 financing statements with respect to each Grantor in proper form for filing in the appropriate Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located, and such UCC-1 financing statements shall be appended to the Perfection Certificate as Annex 4 thereto.

3.	Refinancing of Existing Indebtedness of the Target. The Parent and the Borrower shall ensure that within (a) five Business Days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), (i) the Target Credit Agreement has been repaid in full (and all security and guarantees granted in connection therewith released) and (ii) a redemption notice in respect of the Target Notes has been delivered to the relevant parties thereto and (b) 15 Business Days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Target Notes have been redeemed and/or repaid and canceled in full (and all security and guarantees granted in connection therewith released) and, in each case, shall have delivered to the Administrative Agent customary payoff letters or similar documentary evidence thereof.

4.	Lien Searches. Within 30 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Borrower shall have delivered or authorized the delivery of lien searches reasonably requested by the Administrative Agent and, with respect to the results of such lien searches, taken such actions and delivered such deliverables as may be reasonably requested by the Administrative Agent to ensure that the Secured Obligations are secured by the Collateral with the priority required by the Loan Documents (except as otherwise permitted by the Credit Agreement).

5.	Perfection Certificate. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Borrower shall deliver to the Administrative Agent (i) a Perfection Certificate with respect to the subsidiaries of the Target required to become Subsidiary Loan Parties under the Credit Agreement (the “Target Group Loan Parties”) and (ii) a supplement to the Perfection Certificate delivered on the Effective Date indicating any updates to the information therein since the date thereof or certifying that such information remains correct and complete.

Schedule 5.14-1

6.	Additional Collateral Documentation. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Target Group Loan Parties shall have executed supplements to the Collateral Agreement and the Guarantee Agreement and the Administrative Agent shall have received legal opinions and customary corporate deliverables and certificates in connection therewith.

7.	Intellectual Property Security Agreements. Within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received, in connection with the Liens granted to the Collateral Agent on the Intellectual Property by the Target Group Loan Parties, intellectual property security agreements for filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.

8.	Insurance. Within 60 days after the Collateral Attachment Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received certificates of insurance and related endorsements from an insurance broker evidencing the insurance required to be maintained by the terms of the Credit Agreement.

9.	Stock Certificates and Powers. Within 60 days after the Collateral Attachment Date or, solely with respect to any stock certificates or stock powers pledged by a Target Group Loan Party, within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Collateral Agent shall have received original stock certificates, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, in respect of certificated Equity Interests required to be pledged as Collateral pursuant to clause (b) of the definition of “Collateral Requirement”.

10.	Global Intercompany Note. Within 60 days after the Collateral Attachment Date or, solely with respect to any joinder to the Global Intercompany Note to be entered into by a Target Group Loan Party, within 60 days after the Acquisition Completion Date (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received a Global Intercompany Note and a customary intercompany subordination agreement signed by the Parent and the relevant Subsidiaries.

11.	Control Agreements. Within 90 days after the Acquisition Completion Date or, following the Administrative Agent’s request at any earlier date on or after the Collateral Attachment Date, within 90 days following the date of such request (or such longer period as the Administrative Agent shall agree in its sole discretion), the Loan Parties shall have executed and delivered such Control Agreements as are required under the Collateral Agreement.

12.	Mortgages. Within 90 days after the Acquisition Completion Date or, following the Administrative Agent’s request at any earlier date on or after the Collateral Attachment Date, within 90 days following the date of such request (or such longer period as the Administrative Agent shall agree in its sole discretion), the Loan Parties shall have complied with the applicable requirements set forth in clause (e) of the definition of “Collateral Requirement”.

Schedule 5.14-2

SCHEDULE 6.01
EXISTING INDEBTEDNESS

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
CREDIT FACILITIES
American Axle & Manufacturing de Mexico S. de R.L. de C.V. and AAM Maquiladora Mexico S. de R.L. de C.V.	Banco Nacional de Mexico (Banamex)	6/10/2022	On Demand	USD 15,000,000
American Axle & Manufacturing de Mexico S. de R.L. de C.V. and AAM Maquiladora Mexico S. de R.L. de C.V.	Banco Nacional de Mexico (Banamex)	6/10/2022	On Demand	MXN 101,095,800
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	12/12/2018	On Demand	USD 2,500,000
AAM Auto Component (India) Private Limited	ICICI	10/29/2021	On Demand	INR 200,000,000
AAM Auto Component (India) Private Limited	Bank of America	2/24/2022	On Demand	INR 50,000,000
AAM India Manufacturing Corporation Private Limited	Bank of America	8/7/2009	On Demand	INR 225,566,000
AAM India Manufacturing Corporation Private Limited	HSBC Bank	2/2/2016	On Demand	INR 300,000,000
AAM India Manufacturing Corporation Private Limited	ICICI	2/22/2021	On Demand	INR 200,000,000
AAM Poland Sp. z o.o.	Bank Handlowy w Warszawie S.A.	8/24/2018	On Demand	USD 20,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	Shanghai Pudong Development Bank	7/16/2024	7/16/2025	CNY 100,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	4/28/2025	CNY 2,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	10/28/2025	CNY 5,000,000

Schedule 6.01-1

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	4/28/2023	4/28/2026	CNY 37,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	5/24/2025	CNY 2,500,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	11/24/2025	CNY 5,000,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd.	China CITIC Bank	5/24/2023	5/24/2026	CNY 37,500,000
Metaldyne Europe S.à r.l.	Bank of America	8/8/2019	On Demand	USD 20,000,000
Tekfor Holding GmbH	Sparkasse Kinzigtal	9/30/2019	9/30/2028	EUR 4,281,595
CAPITAL LEASES
MSP Industries Corporation	G.S. Realty, Inc.	1/1/2008	12/31/2032	USD 5,040,530.27
MSP Industries Corporation	Penske Truck	12/6/2024	12/5/2031	USD 186,289.45
American Axle & Manufacturing, Inc.	Holdings Detroit Holbrook, LLC	12/1/2021	10/31/2036	USD 34,300,878.89
American Axle & Manufacturing, Inc.	PNC Bank	8/5/2024	8/22/2025	USD 10,911.02
American Axle & Manufacturing, Inc.	PNC Bank	11/1/2024	4/30/2025	USD 2,201.50
American Axle & Manufacturing, Inc.	Industrial Leasing, LLC	8/5/2024	3/8/2026	USD 9,917.53
American Axle & Manufacturing, Inc.	PNC Bank	6/1/2023	2/28/2027	USD 14,717.02
American Axle & Manufacturing, Inc.	Ricoh USA, Inc.	6/1/2023	2/28/2027	USD 14,717,.02
AAM Germany GmbH	WPC REIT AXL 39 B.V.	11/16/2020	2/3/2041	EURO 35,038,927.75
AAM Eisenach Driveline GmbH	HBO	1/1/2022	6/30/2027	EUR 71,125.02
Tekfor, Inc.	Penske	8/1/2023	9/30/2025	USD 11,789.51
Tekfor, Inc.	Midland States Bank	6/1/2022	9/1/2026	USD 236,914.23

Schedule 6.01-2

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Tekfor, Inc.	ENGS Commercial Finance Co.	6/1/2022	12/1/2025	USD 83,238.32
Tekfor, Inc.	ENGS Commercial Finance Co.	6/1/2022	2/1/2026	USD 98,787.44
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	12/1/2025	USD 68,855.21
Tekfor, Inc.	BB&T Commercial Equipment Capital Corp/TCF	8/1/2023	12/1/2025	USD 57,535.95
Tekfor, Inc.	BB&T Commercial Equipment Capital Corp/TCF	8/1/2023	11/28/2025	USD 50,559.76
Tekfor, Inc.	U.S. Bank Equipment	6/1/2022	1/1/2026	USD 11,241.78
Tekfor, Inc.	FNB Equipment Finance	8/1/2023	6/24/2026	USD 23,680.57
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	8/1/2026	USD 48,406.69
Tekfor, Inc.	ENGS Commercial Finance Co.	8/1/2023	8/1/2026	USD 47,563.23
Metaldyne Zell Verwaltungs GmbH	Grenke AG	7/1/2022	3/31/2027	EURO 47,071.03
Metaldyne Zell Verwaltungs GmbH	Hilti Deutschland AG	11/1/2023	10/31/2028	EURO 69,978.67
Metaldyne Zell Verwaltungs GmbH	Still Financial Services GmbH	5/1/2024	4/30/2029	EURO 10,700.70
Metaldyne Europe S.à r.l.	Ricoh	6/30/2020	6/30/2025	EURO 451.51
Neumayer Tekfor GmbH	Raiffeisen Impulse Finance & Lease	6/1/2022	2/28/2025	EURO 21,840.89
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	7/31/2025	EURO 25,038.69
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	6/1/2022	1/31/2026	EURO 136,656.83
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	7/1/2022	2/28/2027	EURO 117,154.17

Schedule 6.01-3

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	4/30/2026	EURO 147,848.11
Neumayer Tekfor GmbH	Commerz Real Mobilienleasing GmbH	6/1/2022	1/31/2026	EURO 35,417.94
Neumayer Tekfor GmbH	Deutsche Leasing GmbH	6/1/2022	6/30/2026	EURO 22,267.48
Neumayer Tekfor GmbH	Grenke AG	11/1/2024	10/31/2029	EURO 192,116.77
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2026	EURO 75,726.07
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2026	EURO 50,091
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	7/31/2026	EURO 132,565.52
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	10/31/2026	EURO 102,291.91
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	4/30/2027	EURO 399,837.37
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	1/31/2027	EURO 305,322.40
Neumayer Tekfor Rotenburg GmbH	Merca Leasing	10/1/2022	2/28/2027	EURO 443,342.40
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	10/1/2022	1/31/2027	EURO 54,327.26
Neumayer Tekfor Rotenburg GmbH	Deutsche Leasing GmbH	6/1/2022	5/31/2027	EURO 73,344.10
Neumayer Tekfor Rotenburg GmbH	HBO	6/1/2022	8/31/2029	EURO 85,179.49
Neumayer Tekfor Schmolin GmbH	GEFA	6/1/2022	3/31/2025	EURO 5,552.04
Neumayer Tekfor Schmolin GmbH	GEFA	10/1/2022	9/30/2025	EURO 31,814.63
Neumayer Tekfor Schmolin GmbH	ABC Finance	6/1/2022	3/31/2025	EURO 13,394

Schedule 6.01-4

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	3/31/2025	EURO 12,081.39
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	11/30/2025	EURO 72,069.05
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	5/31/2026	EURO 98,749.82
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	1/31/2027	EURO 267,939.13
Neumayer Tekfor Schmolin GmbH	Commerz Real	6/1/2022	1/31/2027	EURO 73,106.45
Neumayer Tekfor Schmolin GmbH	Commerz Real	1/1/2023	12/31/2027	EURO 532,235.79
Neumayer Tekfor Schmolin GmbH	Commerz Real Mobilienleasing GmbH	5/1/2023	4/30/2028	EURO 371,102.36
Neumayer Tekfor Schmolin GmbH	S.D.L.	5/1/2023	4/30/2028	EURO 455,215.23
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	6/1/2022	2/28/2027	EURO 474,661.72
Neumayer Tekfor Schmolin GmbH	S.D.L.	6/1/2022	3/31/2027	EURO 218,972.06
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	1/1/2023	12/31/2027	EURO 532,235.79
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing	6/1/2022	11/30/2026	EURO 181,619.55
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92

Schedule 6.01-5

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	1/1/2023	12/31/2027	EURO 444,534.92
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	6/1/2022	4/30/2027	EURO 48,965.69
Neumayer Tekfor Schmolin GmbH	Deutsche Leasing für Sparkassen und Mittelstand GmbH	10/1/2024	9/30/2029	EURO 71,424.44
Punchcraft Machining and Tooling, LLC	Guardian Alarm	10/2/2024	10/2/2029	USD 21,432.09
Tekfor Mexico, S.A. de C.V.	BBVA Leasing Mexico SA de CV	6/1/2022	11/1/2025	MXN 1,001,158.75
Tekfor Mexico, S.A. de C.V.	Unifin Financiera, S.A.B. de C.V.	6/1/2022	2/25/2025	MXN 103,946.56
GUARANTEES ISSUED BY BANKS
AAM India Manufacturing Corporation Private Limited	ICICI	11/26/2024	2/8/2028	INR 2,500,000
AAM India Manufacturing Corporation Private Limited	ICICI	9/30/2022	9/30/2025	INR 12,800,000
AAM Auto Component (India) Private Limited	ICICI	1/1/2023	12/31/2025	INR 30,007,192
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	SPDB	1/30/2024	1/29/2025	CNY 10,000,000
Metaldyne International Spain, S.L.	Bank of America	12/18/2019	5/31/2034	EURO 2,443,150.09
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	12/1/2021	11/30/2027	THB 1,900,000
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	9/30/2020	9/30/2025	THB 2,567,000
American Axle & Manufacturing (Thailand) Co., Ltd.	Bank of America	6/23/2017	NA	THB 2,674,577.31
Albion Automotive Limited	Citibank	3/13/2012	N/A	GBP 300,000
AAM Poland Sp. z o.o.	Citibank	12/21/2021	NA	PLN 2,000,000

Schedule 6.01-6

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
INTERCOMPANY LOANS MADE BY A LOAN PARTY
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	7/29/2003	8/25/2023	USD 8,827,842.08
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	6/11/2003	6/10/2023	USD 8,910,944.44
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	11/13/2003	11/17/2023	USD 9,800,175
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	5/19/2004	5/19/2023	USD 6,717,047.78
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	3/16/2005	3/17/2023	USD 8,269,933.33
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	4/27/2005	4/27/2023	USD 8,274,119.44
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	9/15/2008	9/15/2023	USD 7,079,654.17
AAM do Brasil Ltda - Loan Agreement	AAM International Holdings, Inc.	12/20/2011	12/23/2023	USD 6,186,401.39
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	11/09/2017	11/5/2025	USD 7,095,468.06
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	3/8/2012	3/8/2027	USD 2,712,495
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	3/13/2012	3/13/2027	USD 7,047,412.50
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	8/1/2017	8/1/2026	USD 7,968,208.33
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	10/29/2017	10/29/2025	USD 13,183,269.44
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	11/19/2017	11/19/2025	USD 17,141,377.52
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	1/28/2013	1/28/2027	USD 9,775,504.17
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	5/28/2013	5/28/2026	USD 6,390,166.66
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 15,167,652.78

Schedule 6.01-7

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 20,473,601.25
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	12/15/2008	12/15/2025	USD 21,899,285.21
AAM do Brasil Ltda - Loan Agreement	American Axle & Manufacturing, Inc.	9/12/2020	9/1/2026	USD 11,457,838.89
AAM Poland Sp. z o.o. - Revolving Facility Agreement	AAM International Holdings, Inc.	2/21/2006	NA	USD 15,943,295.70
AAM Poland Sp. z o.o. - Loan Agreement	AAM International Holdings, Inc.	8/29/2013	8/29/2028	USD 12,710,998.26
AAM Auto Component (India) Private Limited	American Axle & Manufacturing, Inc.	5/5/2021	9/30/2026	USD 5,000,000
Metaldyne Europe S.á r.l.	American Axle & Manufacturing, Inc.	12/11/2023	6/30/2027	EUR 100,000,000
Metaldyne GmbH	American Axle & Manufacturing, Inc.	7/1/2019	6/30/2027	EUR 75,000,000
Metaldyne Korea Limited	American Axle & Manufacturing, Inc.	7/1/2023	12/31/2026	USD 25,000,000
American Axle & Manufacturing de Mexico Holdings, S. de R.L. de C.V.	American Axle & Manufacturing, Inc	3/1/2006	NA	Promissory Note
American Axle & Manufacturing (Thailand) Co., Ltd.	American Axle & Manufacturing, Inc.	12/15/2018	12/15/2027	USD 25,000,000
RECEIVABLES FINANCING
American Axle & Manufacturing, Inc.	Wells Fargo	9/6/2019	Open	Amount of eligible GM receivables per agreement
AAM do Brasil Ltda.	Nexxera Mercantil Servicos S.A.	7/7/2020	Open	Amount of eligible GM receivables per agreement
Metaldyne Oslavany, spol. s r.o.	CSOB	12/2005	Open	CZK 250,000,000
Metaldyne International France	HSBC	11/2013	Open	EUR 11,000,000
AAM Poland Sp. z o.o.	Coface	12/2021	Open	PLN 85,500,000
Metaldyne GmbH	ABN Amro	7/1/2024	12/31/2025	EUR 22,500,000

Schedule 6.01-8

Name of AAM Entity	Lender	Issue Date	Maturity Date	Commitment Amount (Agreement Currency)
Neumayer Tekfor GmbH	ABN Amro	3/25/2024	12/31/2025	EUR 12,500,000
Neumayer Tekfor Rotenburg GmbH	ABN Amro	4/3/2024	12/31/2025	EUR 6,250,000
Neumayer Tekfor Schmolin GmbH	ABN Amro	4/8/2024	12/31/2025	EUR 3,750,000
Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	HSBC	12/11/24	NA	CNY 165,000,000

Schedule 6.01-9

SCHEDULE 6.02
EXISTING LIENS

1.	Foreign Liens

None

2.	Joint-Venture Arrangements

a.	Liens in respect of arrangements under the agreements set forth under Section 3 of Schedule 6.04B consisting of “buy/sell”, “drag along/tag along”, rights of first refusal, purchase options, calls and similar arrangements.

3.	Domestic Liens

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Accugear, Inc.	DE	SOS	2011 3262535	8/23/11	NMHG Financial Services, Inc.	Equipment lease
Accugear, Inc.	DE	SOS	2016 7879008	12/19/16	HYG Financial Services, Inc.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2012 1654377	4/30/12	Miller Tool & Die Co.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2013 3909034	10/4/13	Doosan Machine Tools America Corporation	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2013 4746781	12/3/13	Doosan Machine Tools America Corporation	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2014866 2	12/17/01	Dell Financial Services, L.P.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	5405466 5	12/29/05	Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2007 4434832	11/21/07	Motion Industries, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2009 1436556	5/6/09	Walter Metals LLC	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3408988	9/4/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3409382	9/4/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2012 3766807	10/1/12	G/S Leasing, Inc.	Equipment lease

Schedule 6.02-1

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
American Axle & Manufacturing, Inc.	DE	SOS	2012 3767169	10/1/12	G/S Leasing, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 2198993	6/10/13	CapitalSource Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 2211945	6/10/13	General Electric Credit Corporation of Tennessee	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 3539153	9/11/13	CapitalSource Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 3739373	9/25/13	Macquarie Equipment Finance, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2013 4645389	11/25/13	Macquarie Equipment Finance, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 4341219	9/28/15	Steelcase Financial Services Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 6358195	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 2246369	4/15/16	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 6176760	10/7/16	Die-Tech and Engineering, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2016 6436396	10/19/16	QME, Inc.	Equipment lease
American Axle & Manufacturing Holdings, Inc.	DE	SOS	2023 6592280	9/29/2023	De Lage Landen Financial Services, Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	5405466 5	12/29/05	Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 4341219	9/28/15	Steelcase Financial Services Inc.	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2015 6358195	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 2051001	3/10/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 43377721	5/23/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 8420481	10/9/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2022 8420499	10/9/2022	The Huntington National Bank	Equipment lease

Schedule 6.02-2

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
American Axle & Manufacturing, Inc.	DE	SOS	2023 4828157	7/12/2023	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2023 6519226	9/26/2023	The Huntington National Bank	Personal Property lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 2355038	4/9/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4244628	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4244966	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 4245112	6/24/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 5886732	8/27/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 5991763	8/30/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6418162	9/17/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6514705	9/20/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 6514986	9/20/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7551847	10/30/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7633363	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7633975	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 7635558	11/1/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	DE	SOS	2024 8859405	12/18/2024	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20221009000015-6	10/9/2022	The Huntington National Bank	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20221121000794-7	11/21/2022	DMG Moori USA Inc	Equipment lease
American Axle & Manufacturing, Inc.	MI	Dept. of State	20230426000667-8	4/26/2023	Reishauer Corp.	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2013 2320027	6/17/13	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease

Schedule 6.02-3

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Colfor Manufacturing, Inc.	DE	SOS	2016 2246369	4/15/16	Comerica Leasing, a Division of Comerica Bank	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2016 5496078	9/9/16	Dell Financial Services, L.P.	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2016 7591280	12/7/16	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease
Colfor Manufacturing, Inc.	DE	SOS	2017 0200623	1/10/17	IBM Credit LLC	Equipment lease
HHI Formtech Holdings, LLC	DE	SOS	2012 0401499	2/1/12	LaSalle Systems Leasing, Inc.	Equipment lease
HHI Formtech, LLC	DE	SOS	2011 2894064	7/27/11	HYG Financial Services, Inc.	Equipment lease
HHI Formtech, LLC	DE	SOS	2016 3163241	5/26/16	Miller Tool & Die Co.	Equipment lease
HHI Formtech, LLC	DE	SOS	2017 0573094	1/26/17	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	Equipment lease
HHI Formtech, LLC	DE	SOS	2017 1402350	3/2/17	Miller Tool & Die Co.	Equipment lease
Impact Forge Group, LLC	DE	SOS	2011 2421983	6/23/11	Toyota Motor Credit Corporation	Equipment lease
Jernberg Industries, LLC	DE	SOS	6139452 7	4/26/06	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2007 1039386	3/20/07	Banc of America Leasing & Capital, LLC	Equipment lease
Jernberg Industries, LLC	DE	SOS	2009 2686258	8/20/09	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2011 2301631	6/16/11	NMHG Financial Services, Inc.	Equipment lease
Jernberg Industries, LLC	DE	SOS	2016 0126191	1/7/16	Magid Glove and Safety MFG. Co. LLC	Work gloves, safety clothing and safety products
Jernberg Industries, LLC	DE	SOS	2016 2990883	5/19/16	Magid Glove and Safety MFG. Co. LLC	Work gloves, safety clothing and safety products
Jernberg Industries, LLC	DE	SOS	2017 0190154	1/9/17	Wells Fargo Vendor Financial Services, LLC	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2016 6171282	10/7/16	Makino Inc.	Equipment lease

Schedule 6.02-4

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605029	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605300	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0605516	1/27/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 0995297	2/13/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081006	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081188	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081485	2/16/17	Makino Inc.	Equipment lease
Metaldyne M&A Bluffton, LLC	DE	SOS	2017 1081758	2/16/17	Makino Inc.	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 2051001	3/10/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 4337721	5/23/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 8240481	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2022 8240499	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2023 4828157	7/12/2023	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2023 6519226	9/26/2023	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 2355038	4/9/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 4244628	6/24/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 4244966	6/24/2024	The Huntington National Bank	Equipment lease

Schedule 6.02-5

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
Metaldyne Performance Group Inc.	DE	SOS	2024 5991763	8/30/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6418162	9/17/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6514705	9/20/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 6514986	9/20/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 7551847	10/30/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	DE	SOS	2024 8859405	12/18/2024	The Huntington National Bank	Equipment lease
Metaldyne Performance Group Inc.	MI	Dept. of State	20221009000015-6	10/9/2022	The Huntington National Bank	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 0659996	2/20/13	Miller Tool & Die Co.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 1410696	4/12/13	Chemetall US, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 1410704	4/12/13	Chemetall US, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2013 3186831	8/14/13	Ellison Technologies, Inc.	Equipment lease
Metaldyne Powertrain Components, Inc.	DE	SOS	2015 4824776	10/21/15	Miller Tool & Die Co.	Equipment lease
Metaldyne Sintered Ridgway, LLC	DE	SOS	2016 3171319	5/26/16	Air Liquide Industrial U.S. LP	Equipment lease
Metaldyne Sintered Ridgway, LLC	DE	SOS	2023 8094749	11/30/2023	De Lage Landen Financial Services, Inc.	Equipment lease
Metaldyne SinterForged Products, LLC	DE	SOS	2016 3167325	5/26/16	Air Liquide Industrial U.S. LP	Equipment lease

Schedule 6.02-6

Entity	State	Jurisdiction	UCC #	File Date	Secured Party	Description
MSP Industries Corporation	MI	Dept. of State	2015179595-8	12/31/15	Comerica Leasing, a Division of Comerica Bank	Equipment lease
Oxford Forge, Inc.	DE	SOS	2013 4191095	10/25/13	Wells Fargo Bank, N.A.	Equipment lease
Tekfor Inc.	DE	SOS	2024 2230041	4/3/2024	Huntington Bank	Equipment lease

Entity	State of Incorporation	Secured Party	Description
MSP Industries Corporation	MI	G.S. Realty, Inc.	Capital lease
American Axle & Manufacturing, Inc.	DE	Holdings Detroit Holbrook, LLC	Capital lease
Metaldyne Sintered Ridgway, LLC	DE	GKN	Capital lease
Metaldyne M&A Bluffton, LLC	DE	De Lage Landen Financial Services Inc.	Capital lease
Metaldyne SinterForge Products, LLC	DE	Wells Fargo	Capital lease
HHI FormTech, LLC	DE	Ricoh USA, Inc.	Capital lease

Schedule 6.02-7

SCHEDULE 6.04A
EXISTING INVESTMENTS

1.	Existing Investments

a.	Metaldyne Performance Group Inc. holds 125 shares of common stock in private entity, Control Equipment, Inc.

2.	Future Investments Mandated by Law or Contract

a.     Any additional Investments to the extent required, as of the Effective Date, to be made pursuant to any joint venture or partnership agreement set forth in clauses (a) - (d) of Section 4 of Schedule 6.04B.

b.     Amended and Restated Limited Partnership Agreement dated December 10, 2021, between Autotech Ventures Management III, L.L.C. and Limited Partners. In conjunction with this Limited Partnership Agreement, American Axle & Manufacturing, Inc. has committed $15,000,000 of investment into the Autotech Fund III, L.P. As of the Closing Date, American Axle & Manufacturing, Inc. has invested $5,595,179 therein.

c.     Subscription Agreement for Limited Partnership Interests in Global Strategic Mobility Fund, L.P. dated April 27, 2023, between Enertech Capital Holding Company, L.P. and Limited Partners. In conjunction with this Subscription Agreement, American Axle & Manufacturing, Inc. has committed $10,000,000 of investment into the Global Strategic Mobility Fund, L.P. As of the Closing Date, American Axle & Manufacturing, Inc. has invested $2,660,000 therein.

3.	Investments in Subsidiaries

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
1.	American Axle & Manufacturing, Inc.	Delaware
2.	AAM International Holdings, Inc.	Delaware
3.	AAM Travel Services, LLC	Michigan
4.	Auburn Hills Manufacturing, Inc.	Delaware
5.	Oxford Forge, Inc.	Delaware
6.	Colfor Manufacturing, Inc.	Delaware
7.	MSP Industries Corporation	Michigan
8.	AccuGear, Inc.	Delaware
9.	Tekfor, Inc.	Delaware
10.	AAM North America, Inc.	Delaware
11.	AAM Mexico Holdings LLC	Delaware
12.	Metaldyne Performance Group Inc.	Delaware

Schedule 6.04A-1

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
13.	AAM Powder Metal Components, Inc.	Ohio
14.	AAM Casting Corp.	Delaware
15.	Metaldyne M&A Bluffton, LLC	Delaware
16.	Metaldyne Powertrain Components, Inc.	Delaware
17.	Metaldyne Sintered Ridgway, LLC	Delaware
18.	Metaldyne SinterForged Products, LLC	Delaware
19.	Punchcraft Machining and Tooling, LLC	Delaware
20.	HHI FormTech, LLC	Delaware
21.	Jernberg Industries, LLC	Delaware
22.	Impact Forge Group, LLC	Delaware
23.	ASP Grede Intermediate Holdings LLC	Delaware
24.	ASP HHI Holdings, Inc.	Delaware
25.	MD Investors Corporation	Delaware
26.	Metaldyne Componentes Automotivos do Brasil Ltda.	Brazil
27.	AAM do Brasil Ltda.	Brazil
28.	Neumayer Tekfor Automotive Brasil Ltda.	Brazil
29.	Metaldyne (Suzhou) Automotive Components Co., Ltd	China
30.	AAM Investment Management (Shanghai) Co. Ltd	China
31.	AAM Commercial & Trading (Shanghai) Co. Ltd	China
32.	Changshu AAM Automotive Driveline High Technology Manufacturing Co. Ltd	China
33.	Metaldyne Oslavany, spol. s r.o.	Czech Republic
34.	Metaldyne International France	France
35.	Metaldyne GmbH	Germany
36.	Metaldyne Grundstücks GmbH & Co. eGbR	Germany
37.	AAM Eisenach Driveline GmbH	Germany
38.	AAM Germany GmbH	Germany
39.	Tekfor Holding GmbH	Germany
40.	Neumayer Tekfor Engineering GmbH	Germany
41.	Neumayer Tekfor GmbH	Germany
42.	Neumayer Tekfor Rotenburg GmbH	Germany
43.	Neumayer Tekfor Schmolin GmbH	Germany

Schedule 6.04A-2

Item #	Entity Legal Name	Jurisdiction of Formation/Organization
44.	Tekfor Services GmbH	Germany
45.	Metaldyne Hong Kong Limited	Hong Kong
46.	AAM India Manufacturing Corporation Private Limited	India
47.	AAM Auto Component (India) Manufacturing Private Limited	India
48.	Metaldyne Korea Limited	Korea
49.	MetaldyneLux S.á r.l.	Luxembourg
50.	Metaldyne Europe S.á r.l.	Luxembourg
51.	Metaldyne Mauritius Limited	Mauritius
52.	Novocast, S. de R.L. de C.V.	Mexico
53.	MPG México, S. de R.L. de C.V.	Mexico
54.	Metaldyne Sintered Components Mexico, S. de R.L. de C.V.	Mexico
55.	American Axle & Manufacturing de Mexico Holdings, S. de R.L. de C.V.	Mexico
56.	AAM Maquiladora Mexico, S. de R.L. de C.V.	Mexico
57.	American Axle & Manufacturing de Mexico, S. de R.L. de C.V.	Mexico
58.	Tekfor Mexico, S.A. de C.V.	Mexico
59.	Tekfor Servicios Mexico, S.A. de C.V.	Mexico
60.	AAM Poland Sp. z o.o.	Poland
61.	Tekfor Brasov S.R.L.	Romania
62.	Albion Automotive Limited	Scotland
63.	Metaldyne International Spain, S.L.	Spain
64.	Metaldyne Sintered Components España, S.L.	Spain
65.	e-AAM Driveline Systems AB	Sweden
66.	American Axle & Manufacturing (Thailand) Co., Ltd.	Thailand
67.	Metaldyne International (UK) Ltd.	United Kingdom

4.	Intercompany Loans

Intercompany loans listed on Schedule 6.01.

Schedule 6.04A-3

5.	Certain Support and Guarantee Arrangements

a.	Guarantee by American Axle & Manufacturing Holdings, Inc., in an amount up to GBP 660,000, issued April 12, 2018, in support of a governmental grant of an Affiliate (Albion Automotive Limited).

b.	Guarantee by American Axle & Manufacturing, Inc. in an amount equivalent to four months of the monthly average consumption of the immediately preceding year to the incorporation or granting of the Requested Guarantee, issued December 20, 2024, to Iberdrola Energia Monterrey, S.A. de C.V., in support of the obligations of an Affiliate (Novocast, S. de R.L. de C.V.).

c.	Guarantee by American Axle & Manufacturing, Inc., issued October 4, 2019, to WPC REIT AXL 39 B.V., in support of an outstanding lease obligation of an Affiliate (AAM Germany GbmH).

d.	Guarantee by American Axle & Manufacturing, Inc., issued August 18, 2021, to ICICI Bank, in support of an outstanding working capital facility of an Affiliate (AAM Auto Component (India) Manufacturing Private Limited).

e.	Guarantee by American Axle & Manufacturing, Inc., issued September 12, 2013, to HSBC Bank USA, National Association, in support of an outstanding working capital facility of an Affiliate (AAM India Manufacturing Corporation Private Limited).

f.	Guarantee by American Axle & Manufacturing, Inc., issued October 23, 2024, to Citi Bank, in support of an outstanding working capital facility of an Affiliate (AAM Poland Sp. z o.o.).

g.	Guarantee by American Axle & Manufacturing, Inc., issued April 28, 2023 to China Citic Bank Suzhou Brach and July 16, 2024 to Shanghai Pudong Development Bank Changshu Sub-branch, in support of outstanding working capital loans of an Affiliate (AAM Changshu Automotive Driveline High Technology Co., Ltd.).

h.	Guarantee by American Axle & Manufacturing, Inc. issued October 23, 2024, to Citi Bank N.A., in support of an outstanding working capital facility of an Affiliate (American Axle & Manufacturing de Mexico, S de RL de C.V. and AAM Maquiladora Mexico S. de RL de C.V.).

i.	Guarantee of obligations under Designated Local Facilities designated pursuant to the Guarantee Agreement and the Collateral Agreement in an aggregate principal amount of $28,174,172.13 (the USD equivalent, calculated as of January 25, 2025).

6.	Joint Ventures

Investments in the joint ventures set forth under Section 4 of Schedule 6.04B.

Schedule 6.04A-4

SCHEDULE 6.04B
CERTAIN PERMITTED INVESTMENTS

1.	Investment of Assets into Foreign Operations

None.

2.	Permitted Acquisitions

a.	Integration and restructuring activities related to the Transaction. Such investments and amounts for integration and restructuring activities after completion of the transaction shall be in an amount equal to the estimated cost to achieve acquisition synergies, as disclosed at the date of announcement ($150,000,000).

3.	Permitted Investments

a.	Investments required in Brazil to launch production of a next generation midsized truck program that has already been awarded in an amount not to exceed $20,000,000.

b.	Guarantees by the Parent or Borrower in connection with governmental incentives at various foreign facilities related to development or launch of electrification technology in an amount not to exceed $25,000,000.

c.	Investments required related to restructuring plans in the United Kingdom, including but not limited to annuitizing pension plans, in an amount not to exceed $30,000,000.

d.	Investments required to expand manufacturing capacity or capabilities and/or launch production in support of current and future electrification or other propulsion programs in an amount not to exceed $75,000,000.

e.	Investments in equity or other ownership interests in private and/or publicly traded entities (including additional investments in the entities described in Section 1 of Schedule 6.04(A)) in support of current and future electrification programs in an amount not to exceed $20,000,000.

f.	Investments and amounts required for integration or restructuring activities in Europe to complete the integration of Tekfor facilities previously acquired in an amount not to exceed $40,000,000.

4.	Permitted Joint Ventures or Partnerships

a.	Joint venture pursuant to the Equity Joint Venture Contract for Hefei AAM Automotive Driveline & Chassis System Co., Ltd., dated as of December 10, 2008, by and between Hefei Automobile Axle Co., Ltd. and American Axle International Holdings, Inc.

Schedule 6.04B-1

b.	Joint Venture pursuant to the Equity Joint Venture Contract for Liuzhou AAM Automotive Driveline System Co., Ltd., dated as of April 3, 2018, by and between AAM International S.à r.l. and Liuzhou Wuling Automobile Industry Co., Ltd.

c.	Operating Agreement for Diversified Manufacturing & Assembly, LLC, a Michigan limited liability company, dated as of August 2, 2016, by and among Precision Components Manufacturing, LLC, SRS Industries LLC and American Axle & Manufacturing, Inc.

d.	Investments in connection with Joint Ventures, partnerships, joint development agreements, or similar type agreements to support the future expansion of electrification technology or manufacturing capability in an amount not to exceed $150,000,000.

Schedule 6.04B-2

SCHEDULE 6.05
EXISTING TRANSACTIONS WITH AFFILIATES

1.	The intercompany loans listed on Schedule 6.01.

2.	The Investments listed on Schedule 6.04A.

3.	The Investments listed on Schedule 6.04B.

Schedule 6.05-1

SCHEDULE 6.06
EXISTING RESTRICTIONS

1.	Restrictions imposed as of the Effective Date by the joint ventures set forth in clauses (a)-(d) of Section 4 of Schedule 6.04B.

2.	Restrictions with respect to the equity interests in and assets of a joint venture permitted by the Credit Agreement pursuant to the applicable joint venture agreement.

Schedule 6.06-1

EXHIBIT a

FORM OF GUARANTEE AGREEMENT

[omitted]

EXHIBIT B

Form of
ASSIGNMENT AND ASSUMPTION

[omitted]

EXHIBIT C

Form of Collateral Agreement

[omitted]

EXHIBIT D-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT D-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT D-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT D-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

[omitted]

EXHIBIT E

FORM OF SOLVENCY CERTIFICATE

[omitted]

EXHIBIT F

FORM OF PARI PASSU INTERCREDITOR AGREEMENT

[omitted]

EXHIBIT G

FORM OF JUNIOR LIEN INTERCREDITOR AGREEMENT

[omitted]

EXHIBIT H

EXCHANGE NOTES INDENTURE TERMS

[omitted]

Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION

FOR IMMEDIATE RELEASE

29 January 2025

RECOMMENDED CASH AND SHARE COMBINATION

OF

DOWLAIS GROUP PLC (“DOWLAIS”)

WITH

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)

Summary

•	The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”).

•	The Combined Group will be a larger, diversified global manufacturer well-positioned for long-term profitable growth, value-enhancing investments and sustainable capital returns. The boards of AAM and Dowlais believe the Combination will generate significant value for both sets of shareholders. The Combined Group will have the following characteristics:

•	a leading, innovative global driveline and metal forming supplier with significant size and scale;

•	an increasingly propulsion-agnostic portfolio of products across a broader range of automotive segments supporting internal combustion engine, hybrid and electric powertrains;

•	a diversified customer base with expanded and balanced geographic presence;

•	the opportunity to deliver significant cost synergies of $300 million across the Combined Group;

•	high margins, with strong earnings accretion, cash flow and balance sheet; and

•	an experienced and blended management and leadership team, with a proven track record of restructuring, integration and operational excellence.

The Combination

•	Under the terms of the Combination, each Dowlais Shareholder will be entitled to receive:

for each Dowlais Share held:	0.0863 New AAM Shares;

42 pence in cash; and

up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion

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•	Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.

•	The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), and including the FY24 Final Dividend.

•	Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding common stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.

•	The Combined Group will have an experienced and blended management and leadership team. David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

•	The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:

•	25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•	45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•	46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

•	The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.

•	A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility.

•	The AAM Board believes the Combination will create significant annual run rate cost synergies of $300 million, expected to be substantially achieved by the end of the third year after Completion.

2

•	AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).

•	The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel.

•	As a result of the announcement of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced, with immediate effect.

•	AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.

Background to and reasons for the Combination

•	AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.

•	The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.

•	The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.

•	The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.

3

Key features of the Combined Group:

•	Leading global driveline and metal-forming supplier with significant size and scale - AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•	Comprehensive powertrain-agnostic product portfolio with leading technology - The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•	Diversified customer base with expanded and balanced geographic presence - The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.

•	Compelling industrial logic with ~$300 million of synergies - The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•	High margins, with strong earnings accretion, cash flow and balance sheet - The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM's capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

Quantified cost synergies

The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.

The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:

•	SG&A - approximately 30 per cent. across the following sources:

o	Eliminating duplicate public company costs and other costs;

4

o	Optimisation of the combined workforce;

o	Streamlining of engineering, research, and development expenses; and

o	Elimination of duplicate business and technical offices.

•	Purchasing - approximately 50 per cent. across the following sources:

o	Leveraging enhanced economies of scale and spend to reduce supply costs;

o	Utilising vertical integration capabilities to deliver insourcing initiatives; and

o	Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•	Operations - approximately 20 per cent. across the following sources:

o	Increasing operating efficiencies through the implementation of a best-of-best operating system; and

o	Optimising the combined global manufacturing footprint.

•	The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

•	The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

•	In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

•	The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

•	The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

Information on AAM

•	As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.

•	Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).

•	AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.

5

Information on Dowlais

•	Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.

•	GKN Automotive: a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

•	GKN Powder Metallurgy: a global leader in the production of sintered metal products for the automotive and industrial sectors and a leading manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

•	Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).

Irrevocable undertakings

•	AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.

•	Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.

Background to and reasons for the recommendation

•	Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.

•	The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.

•	While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of Dowlais for the benefit of its shareholders by considering all available options. In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.

•	The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, automotive supplier with market-leading capabilities, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.

6

•	In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors have taken into account a number of factors, including the premium and consideration mix, and offering Dowlais Shareholders the opportunity to participate in the anticipated value creation from the substantial synergies expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

Recommendation

•	The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.

•	Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.

•	AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share will be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), whilst maintaining the total consideration payable by AAM pursuant to the Combination. For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Dowlais Directors’ intention to recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.

•	The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

Timetable and Conditions

•	The Combination is subject to, among other things: (i) approval of the requisite majority of the Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; (v) the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. The Combination is also subject to the other terms and Conditions set out in Appendix 1 to this Announcement, and to the full terms and conditions to be set out in the Scheme Document, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.

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•	The Combination will be put to Scheme Shareholders at the Court Meeting and the Dowlais Shareholders at the General Meeting. In order to become Effective, the Scheme must be approved by a majority in number of the Scheme Shareholders at the Court Meeting, present and voting, either in person or by proxy, representing at least 75 per cent. in value of the Scheme Shares voted. In addition, a special resolution implementing the Scheme must be passed by Dowlais Shareholders representing at least 75 per cent. of votes cast at the General Meeting (expected to be held immediately after the Court Meeting). Following the Court Meeting, the Scheme must also be sanctioned by the Court. Finally, a copy of the Court Order must be delivered to the Registrar of Companies, upon which the Scheme will become Effective. The Scheme must become Effective by no later than the Long Stop Date.

•	The Scheme Document will include full details of the Scheme (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and the General Meeting, the Forms of Proxy, the Forms of Election in relation to the Mix and Match Facility and the expected timetable for the Combination, and will specify the actions to be taken by Dowlais Shareholders. The Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

•	Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

•	The Combination is expected to complete during 2025, subject to the satisfaction (or, where permitted, waiver) of the Conditions set out in Appendix 1 to this Announcement, including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition.

•	Commenting on the Combination, David C. Dauch, Chairman and Chief Executive Officer of AAM, said:

“This announcement marks another key milestone in our continued long-term strategic growth plan. We are excited to bring together these two outstanding companies to create a leading driveline and metal-forming supplier serving the global automotive industry as it continues to evolve. The combination will create significant immediate and long-term shareholder value while helping to power a more sustainable future. Together with Dowlais, we will have the powertrain-agnostic product portfolio, global reach, commitment to innovation and financial strength to meet the needs of customers and succeed in a dynamic market environment.”

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•	Commenting on the Combination, Simon Mackenzie Smith, Chair of Dowlais, said:

“The Dowlais board is unanimous in its view that the proposed combination with AAM offers a compelling opportunity to unlock value for our shareholders. The strategic rationale for the combination is clear: together, we create a global leader with enhanced financial strength, broader diversification and a market-leading product portfolio that spans traditional and electrified powertrain solutions. Importantly, our shareholders will benefit not only from an immediate premium but also from the significant synergies that this combination will deliver. Whilst the Dowlais board remain confident in our stand-alone strategy, this transaction creates significant shareholder value while ensuring that our outstanding businesses continue to shape the future of mobility.”

•	Commenting on the Combination, Liam Butterworth, Chief Executive Officer of Dowlais, said:

“Today’s announcement marks a significant opportunity to build on the success of Dowlais Group. The combination of the two companies accelerates the execution of our strategy by leveraging our combined scale, resources, capabilities, and outstanding management teams. Our product portfolios and technological expertise are highly complementary, positioning us to better serve our customers and exceed their expectations. This transaction also combines our respective strengths in innovation, technology, and talent, creating a solid foundation for delivering long-term value to our shareholders. Our shared vision is to be a leading supplier of power-agnostic products as the world transitions to electrified mobility while maintaining operational excellence and driving sustainable growth, improved margins, and stronger cash flow generation. Together, we will unlock significant synergies, accelerate innovation, and position the combined group for long-term success in a dynamic industry. I am incredibly proud of what our team has achieved and excited about the opportunities that lie ahead for the combined group.”

This summary should be read in conjunction with, and is subject to, the full text of this Announcement and its Appendices.

The conditions to, and certain further terms of, the Combination are set out in Appendix 1 to this Announcement. The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2. Details of irrevocable undertakings received by AAM are set out in Appendix 3. Appendix 4 contains details and bases of belief of the AAM FY24 Profit Estimate. Appendix 5 contains details and bases of belief of the Dowlais FY24 Profit Estimate. Appendix 6 contains details and bases of belief of the anticipated quantified financial benefits of the Combination together with the related reports from AAM’s reporting accountant, Deloitte, and AAM’s financial adviser, J.P. Morgan Cazenove as required under Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant's and advisers' respective reports. Each of Deloitte and J.P. Morgan has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included. The defined terms used in this Announcement are set out in Appendix 7.

For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.

AAM will hold a conference call for analysts and investors at 8.00 a.m. (ET) on Wednesday, January 29, 2025 with a dial-in facility available on 1-877-883-0383 (toll free) or 1-412-902-6506 (international). The access code is 1760312.

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Enquiries

AAM

Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814

J.P. Morgan (Exclusive financial adviser to AAM)

David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44 (0) 203 493 8000

FGS Global (PR adviser to AAM)

Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801

Dowlais

Investors
Pier Falcione	+44 (0) 7974 974690

Barclays (Financial adviser and corporate broker to Dowlais)

Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323

Rothschild & Co (Financial adviser to Dowlais)

Ravi Gupta / Nathalie Ferretti	+44 (0) 20 7280 5000

Investec Bank plc (Joint corporate broker to Dowlais)

Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970

Montfort Communications (PR adviser to Dowlais)

Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419

Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.

The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.

Important notices relating to financial advisers

J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.

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Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively as financial adviser to Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.

Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.

Further information

This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, which will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).

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Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.

The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.

This Announcement does not constitute a prospectus or a prospectus equivalent document.

This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.

The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.

Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.

Overseas Shareholders

The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.

Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.

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Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).

Additional information for U.S. investors in Dowlais

The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.

The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.

This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.

Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.

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High-Level U.S. Federal Income Tax Consequences

The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.

For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.

For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.

For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.

Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.

If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.

Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.

The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.

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Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.

Forward-looking statements

This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.

There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.

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Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.

Solicitation

This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.

Participants in the Solicitation

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.

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No profit forecasts or estimates

The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.

The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.

Other than the AAM FY24 Profit Estimate and the Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.

Quantified Financial Benefits Statement

Statements of estimated costs savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the costs savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time)on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.

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If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Electronic Communications

Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.

Publication on a website and availability of hard copies

This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon (London time) on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.

Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays), on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.

Rounding

Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

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Rule 2.9 disclosure

In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.

In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.

General

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

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NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION

FOR IMMEDIATE RELEASE

29 January 2025

RECOMMENDED CASH AND SHARE COMBINATION

OF

DOWLAIS GROUP PLC (“DOWLAIS”)

WITH

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)

1.	Introduction

The boards of AAM and Dowlais are pleased to announce that they have reached agreement on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”). It is intended that the Combination will be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

2.	The Combination

Under the terms of the Combination, which will be subject to the conditions set out below and in Appendix 1 to this Announcement and to the full terms and conditions which will be set out in the Scheme Document, each Dowlais Shareholder will be entitled to receive:

for each Dowlais Share held:	0.0863 New AAM Shares;

42 pence in cash; and

up to 2.8 pence in the form of a final cash dividend to be paid (subject to the approval of the Dowlais Board) prior to Completion

Pursuant to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) to be paid (subject to the approval of the Dowlais Board) in line with Dowlais’ ordinary course 2024 financial year dividend calendar without any reduction of the consideration payable under the terms of the Combination.

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AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration. Further details are set out in paragraph 13 (Dividends).

The terms of the Combination represent a total implied value of 85.2 pence per Dowlais Share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement), the terms of the Combination (including the FY24 Final Dividend).

Immediately following Completion, it is expected that the Dowlais Shareholders will own approximately 49 per cent., and AAM Shareholders will own approximately 51 per cent., of the issued and outstanding capital stock of the Combined Group, with Dowlais Shareholders benefiting from up-front cash consideration and the opportunity to participate in the anticipated future value accretion of the Combined Group.

David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy), will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group. It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

The terms of the Combination (including the FY24 Final Dividend) value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis and represent a premium of approximately:

•	25 per cent. to the Closing Price of 68 pence for each Dowlais Share as at the close of business on 28 January 2025 (being the last Business Day before the date of this Announcement);

•	45 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the three-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement); and

•	46 per cent. to the volume-weighted average price of 59 pence for each Dowlais Share for the six-month period ended on 28 January 2025 (being the last Business Day before the date of this Announcement).

The terms represent an implied enterprise value multiple of approximately 4.1 times Dowlais’ adjusted EBITDA for the 12-month period ended 31 December 2023, and 3.0 times when including full run rate cost synergies.

A Mix and Match Facility will also be made available to Dowlais Shareholders in order to enable them to elect, subject to off-setting elections, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Further details in respect of the Mix and Match Facility are set out in paragraph 5 (Mix and Match Facility) of this Announcement.

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The Combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and Scheme Shareholders under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by way of a Takeover Offer.

It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.

The Combination will be subject to the Conditions and certain further terms set out in Appendix 1 to this Announcement, including, among other things: (i) the approval of Scheme Shareholders at the Court Meeting and the passing of the Resolutions relating to the Scheme by Dowlais Shareholders at the General Meeting; (ii) the sanction of the Scheme by the Court; (iii) the receipt of certain antitrust and other regulatory approvals; (iv) the Scheme becoming Effective no later than the Long Stop Date; (v) the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting; and (vi) confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange. In order to become Effective, the Scheme must be approved by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders (or the relevant class or classes thereof, if applicable) in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting and at any separate class meeting which may be required by the Court or at any adjournment of such meeting.

Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.

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As a result of the Combination, the Dowlais Directors have taken the decision to terminate the Buyback Programme previously announced.

AAM and Dowlais have agreed certain arrangements whereby the consideration per Dowlais Share may be increased should certain shares in Dowlais be cancelled for nil consideration prior to the Effective Date as set out in paragraph 21 (Melrose ESOT), without increasing the total consideration payable by AAM pursuant to the Combination.

3.	Background to and reasons for the Combination

AAM and Dowlais are leading global tier-one automotive suppliers specialising in driveline and metal forming technologies for internal combustion, electric and hybrid vehicles. The combination of AAM and Dowlais will create a leading global manufacturer with the scale, product portfolio, technology and global diversification required to lead and innovate in a transitioning business environment.

The AAM Directors believe that the Combined Group will benefit from a more diversified business model across both customers and geographies as well as the significant synergies arising from the combination of AAM and Dowlais. This model will feature a robust cash-generative financial profile, a strong balance sheet, and a more competitive and margin enhancing position than the standalone businesses, enabling continued innovation, growth, and long-term value creation for shareholders as the industry transitions to alternate propulsion technologies.

The Combination will bring together two companies with highly complementary customer bases, geographic footprints, powertrain-agnostic product portfolios, and manufacturing operations. It will benefit from a best-of-best management team and the significant leadership depth present in both organisations.

The Combination offers shareholders the opportunity to participate in future value creation unlocked through the delivery of these cost synergies.

Key features of the Combined Group:

•	Leading global driveline and metal-forming supplier with significant size and scale - AAM and Dowlais expect that the Combined Group will benefit from greater scale and diversification, which brings numerous benefits including: financial and operational resilience, enabling the business to adapt to demand fluctuations and macroeconomic events; strengthened relationships with customers and other industry stakeholders; a competitive cost base driven by economies of scale; pooled resources for R&D and investment, including EV transition and new technologies; and increased agility and flexibility in a dynamic, fast-moving industry.

•	Comprehensive powertrain-agnostic product portfolio with leading technology - The Combination will create an industry-leading portfolio of products across a broad range of automotive segments, supporting internal combustion engine (ICE), hybrid and electric powertrains. The metal forming and powder metallurgy product groups will provide both vertical integration capabilities and further diversification beyond the auto industry. The Combined Group will benefit from enhanced scale to fund investments in future innovation in its powertrain-agnostic product portfolio.

•	Diversified customer base with expanded and balanced geographic presence - The Combined Group will be a truly global supplier, serving a wide range of vehicles with a well-diversified and complementary customer base. Additionally, the Combined Group will benefit from a more balanced regional presence. AAM’s position in pickup trucks and SUVs and Dowlais’ position across multiple other vehicle segments globally create an attractive business portfolio. The combined businesses also have strong foundations to serve the large and growing Chinese vehicle market, in particular with emerging domestic Chinese OEMs that are positioned for global growth. As a result, the Combined Group will be well-positioned to support and profitably participate in the transition to alternate propulsion technologies in all regions.

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•	Compelling industrial logic with ~$300 million of synergies - The complementary nature of AAM’s and Dowlais’ businesses will enable the creation of significant, annual run rate cost synergies of approximately $300 million, expected to be substantially achieved by the end of the third year after Completion. The AAM management team has a proven acquisition track record, having successfully integrated and delivered significant cost synergy value through the acquisitions of Metaldyne Performance Group and Tekfor Group. Additionally, the Dowlais management team has demonstrated a proven track record of restructuring resulting in operational improvements.

•	High margins, with strong earnings accretion, cash flow and balance sheet - The Combined Group’s enhanced customer, geographic, and product diversification supports a best-in-class financial profile with clear opportunities for improved profitability. The Combination results in an attractive financial profile within the automotive supplier landscape, with revenue of approximately $12 billion and Adjusted EBITDA margins of approximately 14 per cent. (inclusive of run rate synergies). Based on the terms of the Combination, the Combined Group’s day-one net leverage is expected to be approximately 2.5 times (inclusive of full run rate synergies). AAM's capital allocation policy will prioritise debt repayment whilst supporting organic growth until net leverage is below 2.5 times, at which point AAM intends to move to a more balanced capital allocation policy.

4.	Financial benefits of the Combination

Quantified cost synergies

The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.

The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:

•	SG&A - approximately 30 per cent. across the following sources:

o	Eliminating duplicate public company costs and other costs;

o	Optimisation of the combined workforce;

o	Streamlining of engineering, research, and development expenses; and

o	Elimination of duplicate business and technical offices.

•	Purchasing - approximately 50 per cent. across the following sources:

o	Leveraging enhanced economies of scale and spend to reduce supply costs;

o	Utilising vertical integration capabilities to deliver insourcing initiatives; and

o	Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•	Operations - approximately 20 per cent. across the following sources:

o	Increasing operating efficiencies through the implementation of a best-of-best operating system; and

o	Optimising the combined global manufacturing footprint.

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The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.

These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.

Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.

Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.

5.	Mix and Match Facility

Dowlais Shareholders may elect, subject to availability, to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares. However, the total number of New AAM Shares to be issued and the maximum aggregate amount of cash to be paid under the terms of the Combination will not be varied as a result of elections under the Mix and Match Facility. Accordingly, satisfaction of elections made by Dowlais Shareholders under the Mix and Match Facility will depend on the extent to which other Dowlais Shareholders make offsetting elections.

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To the extent that elections cannot be satisfied in full, they will be scaled down on a pro rata basis. As a result, those Dowlais Shareholders who make an election under the Mix and Match Facility will not necessarily know the exact number of New AAM Shares or the amount of cash they will receive until settlement of the consideration due to them under the terms of the Combination. The Mix and Match Facility is conditional upon the Combination becoming Effective.

Elections under the Mix and Match Facility will not affect the entitlements of those Dowlais Shareholders who do not make such elections.

Further details in relation to the Mix and Match Facility will be contained in the Scheme Document.

6.	Recommendation

The Dowlais Directors, who have been so advised by Barclays and Rothschild & Co as to the financial terms of the Combination, consider the terms of the Combination to be fair and reasonable. In providing their financial advice to the Dowlais Directors, Barclays and Rothschild & Co have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are providing independent financial advice to the Dowlais Directors for the purposes of Rule 3 of the Code.

Accordingly, the Dowlais Directors intend to recommend unanimously that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and Dowlais Shareholders vote in favour of the Resolutions to be proposed at the General Meeting (or in the event that the Combination is implemented by way of a Takeover Offer, that Dowlais Shareholders accept or procure acceptance of such Takeover Offer) (the “Intention to Recommend”) as the Dowlais Directors who hold Dowlais Shares have irrevocably undertaken to do in respect of their entire beneficial holdings of 3,864,429 Dowlais Shares, in aggregate, representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement). Further details of these irrevocable undertakings are set out at Appendix 3 to this Announcement.

For the avoidance of doubt, as described in paragraph 21 (Melrose ESOT), there can be no certainty that certain shares in Dowlais will be cancelled for nil consideration prior to the Effective Date with a resulting increase to the consideration per Dowlais Share under the terms of the Combination as set out in paragraph 21 (Melrose ESOT), and the Intention to Recommend as set out above is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors has been given on that basis.

The AAM Directors have unanimously approved the Combination and intend to recommend that AAM Shareholders vote in favour of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares and the issuance of the New AAM Shares in connection with the Combination. J.P. Morgan has acted as financial adviser to AAM in relation to the Combination.

7.	Background to and reasons for the recommendation

Dowlais is a specialist engineering group focused on the automotive sector. Since its listing in April 2023, Dowlais has made strong progress on its strategy to accelerate its transition to a power-agnostic business model and has continued to deliver operational and performance improvements despite a challenging market environment.

The Dowlais Directors remain fully confident that Dowlais will continue to execute successfully on its strategic priorities, leaving it better positioned to navigate market volatility and deliver sustainable, profitable growth and cash generation.

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While the Dowlais Directors did not solicit an offer for Dowlais, the Dowlais Directors remain focused on maximising the full value of the Dowlais for the benefit of its shareholders by considering all available options. In contemplating the merits of the Combination for shareholders, the Dowlais Board, has considered carefully a number of factors including:

•	a compelling strategic rationale, creating a Combined Group with enhanced scale, highly complementary product portfolio, technological expertise, industrial footprint and global diversification to compete in a dynamic and changing business environment;

•	the opportunity for significant value creation from synergies resulting from the consolidation of two leading businesses with market leading capabilities;

•	a combined leadership team blending the best talent from both businesses;

•	a highly complementary portfolio of driveline products – sideshafts, propshafts, AWD systems, axles for ICE vehicles and EVs;

•	a sophisticated metal forming components capability – forging, machining, casting and sintering, providing a perfect strategic fit for Powder Metallurgy to drive external growth;

•	continued volatility in the automotive industry as the global transition to electrified mobility varies by region leading to continued uncertainty of industry volumes, customer mix and future technology needs; and

•	an assessment of the value that could potentially be unlocked for the benefit of Dowlais shareholders through a sale of Dowlais’ GKN Powder Metallurgy business, as evaluated through the strategic review announced at the Half Year Results on 13 August 2024.

In assessing the Combination, the Dowlais Directors have focused on both the near-term and long-term value that the Combination is expected to deliver to Dowlais Shareholders as well as the implications for Dowlais’ stakeholders.

The Dowlais Directors believe that the Combination represents an attractive opportunity to accelerate the realisation of shareholder value through the establishment of a global, diversified automotive supplier, better-positioned together to navigate both the short-term challenges and long-term market dynamics in the automotive sector.

The Dowlais Directors believe that the Combination is based on a compelling strategic, industrial and financial rationale, including:

•	combining two world-class businesses that are aligned strategically, culturally and geographically, to create a global automotive supplier, with the enhanced scale, and the product portfolio, manufacturing footprint and technology required to compete in a dynamic market environment;

•	building greater resilience through increased global scale and product diversification;

•	creating the necessary financial strength to accelerate investment in new products and technologies;

•	enhancing the opportunity to leverage combined knowhow to better serve customers’ needs and secure new business;

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•	offering a highly complementary portfolio of products across a broad range of automotive segments, supporting ICE, hybrid and electric powertrains in multiple geographies with a diversified customer base;

•	unlocking meaningful cost synergies for the Combined Group; and

•	resulting in a Combined Group with a strong balance sheet supported by a strong and attractive cash profile.

In considering the terms of the Combination and determining whether they reflected an appropriate valuation of Dowlais and its future prospects, the Dowlais Directors took into account a number of factors, including:

•	that consideration in New AAM Shares provides Dowlais Shareholders with the ability to remain fully invested in the Combined Group through Dowlais Shareholders owning approximately 49 per cent of the Combined Group;

•	the terms of the Combination represent a total implied value of 85.2 pence per Dowlais share, based on the Closing Price of $5.82 for each AAM Share and £/US$ exchange rate of 1.2434 on 28 January 2025 (being the close of business on the last Business Day before the date of this Announcement); and

•	the opportunity for Dowlais Shareholders to participate in the anticipated value creation from the substantial synergies which are expected to be delivered through the Combination and accrue to the shareholders of the Combined Group.

The Dowlais Directors believe that Dowlais has a clear and compelling standalone strategy that would continue to deliver shareholder value, however it is their belief that the proposed Combination would accelerate shareholder value creation through the combination of both the immediate premium and the opportunity to continue to participate in the long term prospects of the Combined Group.

In considering the Combination, the Dowlais Directors have taken into account AAM's stated intentions for the business and its employees as set out in paragraph 3 (Background to and reasons for the Combination) and paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business).

Following careful and thorough consideration of the financial terms of the Combination, the strategic rationale and the anticipated financial benefits of the Combination, including the above factors, the Dowlais Directors intend to recommend unanimously that Dowlais Shareholders vote, or procure voting, in favour of the Scheme at the Court Meeting and the Resolutions to be proposed at the Dowlais General Meeting.

8.	Information relating to AAM

As a leading global tier 1 automotive and mobility supplier, AAM designs, engineers and manufactures driveline and metal forming technologies to support electric, hybrid and internal combustion vehicles. AAM’s mission is to deliver efficient, powerful and innovative solutions for its customers.

Headquartered in Detroit, Michigan, AAM has over 75 facilities in 16 countries across North America, Latin America, Europe and Asia. AAM employs approximately 21,000 employees globally. AAM is a Delaware corporation and AAM Shares are publicly traded on the New York Stock Exchange (NYSE:AXL).

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AAM has established a high-efficiency product portfolio that is designed to improve axle efficiency and fuel economy through innovative product design technologies. Its portfolio includes high-efficiency axles, aluminium axles and all-wheel-drive applications. AAM’s metal forming segment represents the largest automotive forging operation in the world, and provides engine, transmission, driveline and safety-critical components for light, commercial and industrial vehicles. Net sales for 2023 were approximately $6.08 billion.

9.	AAM current trading and outlook

AAM updates its full year 2024 financial estimates as follows:

AAM FY24 Profit Estimate

For full year 2024:

•	AAM is estimating sales in the range of $6.10 - $6.15 billion.

•	AAM is estimating Adjusted EBITDA in the range of $740 - $750 million.

•	AAM is estimating Adjusted free cash flow in the range of $220 - $230 million.

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow (together, the “AAM FY24 Profit Estimate”) constitute profit estimates for the purposes of the Code.

The assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the confirmations from the AAM Directors as required by Rule 28.1(c) of the Code are set out in Appendix 4 to this Announcement.

10.	Information relating to Dowlais

Dowlais is a specialist engineering group focused on the automotive sector. Dowlais develops and delivers precisely engineered solutions that are shaping the future of the automotive industry through its two leading high-technology engineering businesses: GKN Automotive and GKN Powder Metallurgy.

•	GKN Automotive: a global leader in the development and production of sideshafts, propshafts, AWD systems and advanced differentials and a trusted partner to over 90 per cent. of global automotive OEMs. Its products drive the wheels of around half the world’s light vehicles, and it has been a pioneer in the development of eDrive systems, remaining at the forefront of electric vehicle powertrain technology.

•	GKN Powder Metallurgy: a global leader in the production of sintered metal products for the automotive and industrial sectors and a world-class manufacturer of atomised metal powders. Its world-class engineering expertise and sustainable technology enables the design and production of parts with complex geometries, higher densities and improved physical properties.

Dowlais is headquartered in the United Kingdom, and operates across the Americas, Europe and Asia with over 70 manufacturing facilities and seven global innovation centres. Dowlais employs approximately 30,000 employees globally, including its joint ventures. Dowlais Shares are publicly traded on the London Stock Exchange (LSE: DWL).

11.	Dowlais current trading

Overall performance for the year ended 31 December 2024 was in line with management’s expectations, demonstrating Dowlais’ resilience in navigating a market environment that has continued to be volatile. Dowlais has executed well on its strategic priorities, with a continued focus on delivering operational efficiencies and commercial recoveries amidst challenging market conditions. Please see further details on the Dowlais FY24 Profit Estimate in Appendix 5 to this Announcement.

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Dowlais plans to announce its full year results on 5 March 2025.

12.	Strategic plans and intentions with regard to management, employees, pensions and places of business

Board, management team and employees of the Combined Group

AAM recognises and greatly respects the expertise and experience of Dowlais’ management and employees. Consequently, AAM places significant importance on the continued contributions of Dowlais’ employees to the success of the Combined Group following completion of the Combination. AAM intends to integrate the businesses and blend the management teams to ensure that management experience and expertise is retained for the benefit of the Combined Group as a whole.

David C. Dauch will serve as the Chairman and Chief Executive Officer of the Combined Group. In addition, Roberto Fioroni (Chief Financial Officer, Dowlais), Helen Redfern (Chief People, Sustainability and Communications Officer, Dowlais), Markus Bannert (Chief Executive Officer, GKN Automotive), and Jean-Marc Durbuis (Chief Executive Officer, GKN Powder Metallurgy) will be invited to join existing AAM executives as part of the senior executive management team of the Combined Group, in roles to be confirmed. In addition, there has been no discussion of incentivisation arrangements for these or other members of Dowlais’ senior management team.

It is also expected that Simon Mackenzie Smith (Chair, Dowlais) and Fiona MacAulay, who currently serve on the Dowlais Board, will join the Board of AAM following completion of the Combination.

At the same time, AAM intends to optimise the structure of the Combined Group to achieve the anticipated benefits of the Combination. Preliminary evaluations suggest that annual run rate cost synergies of approximately $300 million are expected to be substantially achieved by the end of the third full year following completion of the Combination. These synergies would be achieved through efficiencies across SG&A, procurement, and operational efficiencies.

While no decisions have been taken, following the synergy analysis AAM intends a headcount reduction potentially up to approximately 2.5 per cent. of the total Combined Group workforce. Any headcount reduction would emphasise the best-in-class approach AAM intends to take and, therefore, the impact as between employees of the AAM Group and Dowlais Group will be determined as part of integration. This expected reduction primarily involves: (i) duplicative corporate, head office, administrative and senior management positions across AAM’s and Dowlais’ respective businesses; and (ii) potential consolidation of certain manufacturing and R&D facilities, as further referenced below. Provisionally, AAM has identified approximately 500 roles across the Combined Group (which is inclusive of the approximately 70 positions referred to below as a result of overlap within the R&D functions) that appear to be duplicative, representing approximately 1 per cent. of the combined workforce. Additionally, with respect to potential facility consolidation and operating improvements, AAM intends to make further headcount reductions potentially up to an additional headcount reduction of approximately 750 positions, representing approximately 1.5 per cent. of the total combined workforce.

The finalisation and implementation of any headcount reductions will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and any applicable employee representative bodies. Any affected individuals will be treated in a manner consistent with AAM’s and Dowlais’ high standards, culture and practices and in compliance with all applicable laws. AAM intends to approach employee and management integration with the aim of retaining and motivating the best talent across the Combined Group to create a best-in-class organisation.

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As set out in the Cooperation Agreement, AAM has agreed that there will be no material changes to the remuneration or conditions of employment of Dowlais employees for a period of 12 months following the Combination. However, AAM does intend to review the alignment of the remuneration and incentivisation arrangements between employees and management of the Combined Group as part of its longer term integration planning. This review will also cover other policies within the Combined Group, with a view to potentially harmonising these arrangements for employees and management across the Combined Group, particularly those in equivalent positions, over time as is appropriate and where possible. The finalisation and implementation of any such harmonisation will be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.

AAM acknowledges the importance and value of Dowlais’ employee share-based incentive arrangements as further detailed at paragraph 17 (Dowlais Share Plans). In due course, participants in those arrangements will be contacted regarding the effect of the Combination on their outstanding awards. Details of the effect of the Combination on outstanding awards will also be set out in the Scheme Document. Additionally, AAM intends, following the completion of the Combination, to extend AAM’s share-based incentive arrangements to relevant Dowlais’ employees on a basis consistent with arrangements for equivalent employees of AAM, considering their expected roles within the Combined Group.

Headquarters, headquarter functions, locations and fixed assets

The Combined Group will have its global headquarters in Detroit, Michigan, U.S. Consequently, it is anticipated that following completion of the Combination and a subsequent orderly handover of activities as part of the wider integration, Dowlais’ current headquarters office in London, U.K., would be closed at the appropriate time, subject to appropriate engagement with stakeholders, including any required information and consultation processes with affected employees regarding relocation or severance. In addition, the Combined Group will continue to have business offices in each major region of the world.

Following completion of the Combination, AAM intends to evaluate the business, technical, and manufacturing locations and fixed assets of both AAM and Dowlais to optimise the performance of the Combined Group. In conducting such evaluation AAM will look to maximise synergies whilst taking a best of both approach. This evaluation is expected to result in the rationalisation of certain sites currently operated by AAM and/or Dowlais. To the extent any rationalisation results in a headcount reduction, AAM intends to adopt a best-in-class approach to reflect the functions and roles going forward at each location.

AAM has not been able to carry out in-person site visits at Dowlais’ manufacturing facilities, nor does it have sufficiently detailed plant-level information relating to capacity, utilisation, capabilities and available site space, and therefore has been unable to make definitive plans with respect to specific manufacturing locations. Preliminary analysis suggests that optimising the Combined Group’s existing footprint would, in addition to the consolidation of R&D facilities mentioned below, potentially involve the closure or combination of some manufacturing facilities globally, although the specific number and locations have not yet been identified. It is expected any consolidation will be done on a business unit and regional basis. All business location rationalisation will be implemented in accordance with applicable law, be subject to comprehensive planning and appropriate engagement with stakeholders, including any required information and consultation processes with any affected employees and applicable employee representative bodies.

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The headcount reduction resulting from the foregoing consolidations is included in the 2.5 per cent. headcount reduction referred to above.

Innovation, research and development

AAM values the historic and ongoing investment that Dowlais has made in its technology, as well as the infrastructure and expertise within the Dowlais Group to maintain and enhance its existing customer offerings. AAM is dedicated to being at the forefront of development within the industry, and as such believes that the Combined Group's research and development (R&D) capability is integral to its strategy for long-term sustainable growth and the success of the Combined Group. This involves driving the pace of innovation by employing the best talent and committing meaningful investments to create and expand future opportunities. AAM's board and management believe that combining AAM and Dowlais’ R&D Dowlais’ capabilities will enable the development of innovative solutions to support internal combustion engine (ICE), hybrid and electric powertrains.

While AAM intends to retain Dowlais’ R&D capabilities, it is expected that, following completion of the Combination, at an appropriate time Dowlais’ existing facilities in Auburn Hills, Michigan, which house R&D and other functions, will be consolidated into AAM’s advanced design and technical centre which is adjacent to AAM’s global headquarters in Detroit, Michigan, and its facility in Rochester Hills, Michigan, both of which are in close proximity to Auburn Hills. Such integration will involve comprehensive planning and appropriate engagement with employees and other stakeholders.

It is also expected that there will be a headcount reduction of approximately 70 positions globally within the R&D functions of the Combined Group because of overlapping projects, activities and management teams as well as certain operating efficiencies inclusive of any headcount reduction resulting from consolidation of the R&D facilities in Michigan. This expected headcount reduction is included within the 2.5 per cent. referenced above. Consistent with AAM's intended approach to headcount reductions across the Combined Group the headcount reductions in R&D will be conducted with the aim of retaining the best talent across the Combined Group.

Pensions

AAM does not intend to make any changes to the agreed employer contributions into Dowlais’ existing defined benefit and defined contribution pension schemes. This includes maintaining the current arrangements for funding Dowlais’ defined benefit pension schemes, the level of benefits for existing members, and the admission of new members to these pension schemes following the Effective Date.

AAM has entered into discussions with the trustee of the Dowlais’ U.K. pension schemes. The trustee has confirmed that, based on the information provided by AAM thus far and the representations made to date, it has no reason to believe that the Combination would have a material adverse effect on the employer covenant or likelihood of benefits being received. Additionally, AAM has agreed to maintain an open dialogue with the trustee in relation to any future changes that might affect the covenant supporting Dowlais’ U.K. pension schemes.

Other items

As part of the Combination, any AAM Shares issued to Dowlais Shareholders will be authorised for primary listing on the New York Stock Exchange.

The Dowlais Shares are currently admitted to the equity shares (commercial companies) category of the Official List and to trading on the Main Market of the London Stock Exchange and, as set out in paragraph 19 (Cancellation of admission to listing and re-registration as a private company), before the Effective Date, an application shall be made to the FCA and the London Stock Exchange to cancel such admissions to listing and trading, to take effect on the Business Day following the Effective Date. Dowlais is also expected to be re-registered as a private company on or after the Effective Date.

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No statements in this paragraph 12 (Strategic plans and intentions with regard to management, employees, pensions and places of business) constitute "post-offer undertakings" for the purposes of Rule 19.5 of the Code.

13.	Dividends

In addition to the consideration payable in connection with the Combination, each Dowlais Shareholder will be entitled to receive the payment of a final cash dividend by Dowlais of up to 2.8 pence for each Dowlais Share (the “FY24 Final Dividend”) (to be paid (subject to the approval of the Dowlais Board) as part of Dowlais’ ordinary course 2024 financial year dividend calendar) without any reduction of the consideration payable under the terms of the Combination.

AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share under the terms of the Combination to the extent that the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital.

From the date of this Announcement until the Effective Date, AAM is not permitted to announce, declare, make or pay any dividend, other distribution or return of capital and, if AAM does not comply with this restriction, Dowlais shall be entitled (at its sole discretion) to declare and pay an equalising dividend to Dowlais Shareholders, without any consequential reduction to the consideration.

Further details on these arrangements can be found in Clause 3 of the Co-operation Agreement and will be set out in the Scheme Document.

14.	Irrevocable undertakings

AAM has received irrevocable undertakings to vote in favour (or procure a vote in favour) of the Scheme at the Court Meeting and the Resolutions to be proposed at the General Meeting from those Dowlais Directors who hold Dowlais Shares in respect of their own beneficial shareholdings, totalling 3,864,429 Dowlais Shares representing approximately 0.3 per cent. of the issued ordinary share capital of Dowlais as at 28 January 2025, being the last Business Day before the date of this Announcement.

Further details of these irrevocable undertakings are set out in Appendix 3 to this Announcement.

15.	Financing of the Combination

Concurrently with this Announcement, AAM and certain of its subsidiaries entered into (i) a Credit Agreement (the "Backstop Credit Agreement") with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent, (ii) a First Lien Bridge Credit Agreement (the "First Lien Bridge Credit Agreement") with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent and (iii) a Second Lien Bridge Credit Agreement (the "Second Lien Bridge Credit Agreement" and together with the First Lien Bridge Credit Agreement, the "Bridge Credit Agreements") with the lenders party thereto and JPMorgan Chase Bank N.A., as administrative agent.

The Backstop Credit Agreement provides for term loans in an aggregate principal amount of $1.98 billion and revolving credit facilities in an aggregate amount of $1.25 billion. Proceeds of the commitments provided under the Backstop Credit Agreement will be used, together with proceeds of the commitments provided under the Bridge Credit Agreements, to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs, and to refinance in full the Existing Credit Agreement (as defined below). Subject to the terms of the Backstop Credit Agreement, AAM expects to replace the Backstop Credit Agreement before the closing of the Combination by seeking to obtain the consent of its existing lenders to amend AAM’s existing syndicated term loans and revolving credit facilities under AAM’s credit agreement, dated as of March 11, 2022 (as amended from time to time, the “Existing Credit Agreement”), by and among AAM, certain of its subsidiaries, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, to (i) increase the maximum revolving credit facility amount by $425 million to $1.35 billion and (ii) add a new term loan facility (which will be utilised, together, in part, with the existing facilities thereunder, to finance the Combination) and to effect certain other changes thereto in connection with the Combination.

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The First Lien Bridge Credit Agreement provides for commitments of up to $843 million and the Second Lien Bridge Credit Agreement provides for commitments of up to $500 million. Proceeds from the commitments provided under the Bridge Credit Agreements will be used to finance the Combination, including the cash consideration payable to Scheme Shareholders and debt refinancing costs. Subject to the conditions in the Bridge Credit Agreements, AAM intends to reduce commitments or the borrowings under the Bridge Credit Agreements by accessing the debt capital markets prior to or following the closing of the Combination. Such debt issuance would be subject to market and other conditions and this Announcement does not constitute the offer or sale of any securities in any jurisdiction.

J.P. Morgan Cazenove, as financial adviser to AAM, is satisfied that sufficient resources are available to AAM to satisfy in full the cash consideration payable to Scheme Shareholders pursuant to the terms of the Combination.

Further information on the financing of the Combination will be set out in the Scheme Document.

16.	Combination-related arrangements

Confidentiality Agreement

AAM and Dowlais entered into the Revised Confidentiality Agreement on 14 January 2025 pursuant to which each of AAM and Dowlais has undertaken to keep certain information relating to the Combination and to the other party confidential and not to disclose such information to third parties (except to certain permitted parties) for the purposes of evaluating the Combination unless required by law or regulation. The Revised Confidentiality Agreement also contains: (i) reciprocal customary non-solicit provisions from the date of the Revised Confidentiality Agreement until 12 months after the earlier of the cessation of discussions between AAM and Dowlais in relation to the Combination and the termination or lapse of the Scheme (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer); and (ii) customary standstill provisions applicable to AAM only for a period of 12 months after the date of the Revised Confidentiality Agreement, in each case subject to customary carve-outs. The Revised Confidentiality Agreement amended an earlier confidentiality agreement entered into between AAM and Dowlais on 29 October 2024, which was on the same terms as the Revised Confidentiality Agreement, save for the reciprocal non-solicit provisions applied for 12 months from 29 October 2024.

Clean Team Agreement

Dowlais and AAM have entered into a Clean Team Agreement dated 13 December 2024, which sets out, among other things, how confidential information that is competitively sensitive can be disclosed, used or shared between Dowlais’ clean team individuals and/or external advisers retained by Dowlais and AAM’s clean team individuals and/or external advisers retained by AAM.

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Joint Defense Agreement

Dowlais, AAM and their respective external legal counsels have entered into a Joint Defense Agreement dated 6 December 2024, the purpose of which is to ensure that the exchange and/or disclosure of certain materials, in particular in relation to the antitrust and regulatory workstreams, only takes place between their respective external legal counsels and external regulatory experts, and does not diminish in any way the confidentiality of such materials and does not result in a waiver of any privilege, right or immunity that might otherwise be available.

Co-operation Agreement

On the date of this Announcement, AAM and Dowlais have entered into a Co-operation Agreement in relation to the Combination pursuant to which, among other things:

•	AAM has agreed to use all reasonable endeavours to obtain the regulatory conditions and authorisations as soon as reasonably practicable following date of this Announcement and in any event in sufficient time to enable the Effective Date to occur by the Long Stop Date;

•	AAM and Dowlais have agreed to certain customary undertakings to cooperate in relation to such regulatory clearances and authorisations;

•	AAM has agreed to provide Dowlais with certain information for the purposes of the Scheme Document and otherwise assist with the preparation of the Scheme Document and Dowlais has agreed to provide AAM with certain information for the purposes of the AAM Proxy Statement; and

•	AAM has agreed to take certain steps to assist certain Dowlais Shareholders in taking any required action as a result of the potential application of US withholding tax under Section 304 of the US Internal Revenue Code, including the provision of any certifications which may be required to be made by Dowlais Shareholders to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax).

The Co-operation Agreement records the intention of AAM and Dowlais to implement the Combination by way of a Scheme, subject to AAM’s right to switch to a Takeover Offer in certain circumstances. AAM and Dowlais have agreed to certain customary provisions if the Scheme should switch to an Offer.

The Co-operation Agreement also contains provisions that shall apply in respect of Dowlais Shareholders’ dividend entitlements (as summarised in paragraph 13 (Dividends) of this Announcement) and directors’ and officers’ insurance, as well as the Dowlais Share Plans, other incentive arrangements and other employee-related matters (further details of which will be provided in the Scheme Document). AAM has agreed that from the date of the Co-operation Agreement until the Effective Date it shall not announce, declare, make or pay any dividends to AAM Shareholders (as summarised in paragraph 13 (Dividends) of this Announcement). In addition, AAM has also committed, from the date of the Co-operation Agreement until the earlier of receipt of the AAM Shareholder approvals, not to solicit or engage in any discussions of alternative proposals to the Combination (subject to certain limited exceptions). The Co-operation Agreement provides that AAM will pay a break fee to Dowlais in the following amounts and circumstances (subject to certain exceptions and exclusions):

•	$50 million, in cash, if AAM’s Board no longer recommends the Combination or if AAM fails to hold the AAM Shareholders Meeting prior to the Long Stop Date;

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•	$50 million, in cash, if AAM invokes the Conditions set out in 3 (Official authorisations and regulatory clearances) and 6 (General Third Party approvals) of Part A of Appendix 1 to this Announcement or such Condition has not been satisfied or waived by AAM by the Long Stop Date; or

•	$14 million, in cash, if AAM Shareholders do not approve the resolutions required to implement the Combination at the AAM Shareholders Meeting and there has been no change in the AAM Board’s recommendation.

The Co-operation Agreement shall terminate in certain customary circumstances, including but not limited to:

•	if agreed in writing between AAM and Dowlais;

•	upon service of written notice by AAM to Dowlais if the Dowlais Directors change their recommendation in respect of the Combination;

•	upon service of written notice by either AAM or Dowlais to the other if: (i) a competing offer becomes effective or is declared or becomes unconditional; (ii) the Combination is withdrawn, terminates or lapses in accordance with its terms; (iii) prior to the Long Stop Date, any Condition has (with the consent of the Panel) been invoked by AAM; (iv) the Scheme is not approved at the Court Meeting, the Resolutions to be proposed at the General Meeting are not passed or the Court refuses to sanction the Scheme; (v) unless otherwise agreed by AAM and Dowlais in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date; or (vi) such resolution or resolutions as are necessary to approve, effect and implement the Combination, including to authorise the creation, allotment and issue of the New AAM Shares, are not passed at the AAM Shareholder Meeting; or

•	upon service of notice by Dowlais to AAM if: (i) AAM makes an announcement prior to publication of the AAM Proxy Statement that it will not convene the AAM Shareholder Meeting or it intends not to file the AAM Proxy Statement with the SEC or transmit it to AAM Shareholders; (ii) the AAM Proxy Statement does not include the AAM Directors' recommendation; or (iii) the AAM Directors change their recommendation in respect of the Combination; and

•	upon the Effective Date.

Pensions Agreement

AAM, Dowlais and the trustees (the “Trustees”) of Dowlais’ UK defined benefit pension schemes (the “Pension Schemes”) have entered into a pensions agreement. In summary, AAM has agreed that, with effect from and conditional on Completion: (i) it will consult with the Trustees before changing the key terms of the material intercompany balances of the main entities supporting the Pension Schemes’ employer covenant and before effecting any intra-group reorganisation that would move material subsidiaries supporting the Schemes’ employer covenant to another part of the Combined Group; (ii) it will share information with the Trustees at agreed regular intervals regarding the Combined Group’s financial performance and business prospects, progress on delivering synergies and material corporate events; and (iii) it supports the objective of the GKN Group Pension Scheme No. 3 of achieving full funding on a low dependency funding basis by the “relevant date” in accordance with pensions legislation and will consider in good faith potential courses of action to achieve that objective as part of the next actuarial valuation. AAM has also provided confirmations about the information shared with the Trustees in connection with the Combination and the Trustees have confirmed that, based on the information provided by AAM thus far and the representations made to date, they consider that the Combination would not have a materially detrimental effect on the Pension Schemes. The agreement also contains customary confidentiality provisions subject to certain standard exceptions.

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17.	Dowlais Share Plans

Participants in the Dowlais Share Plans shall be contacted regarding the effect of the Combination on their rights under the Dowlais Share Plans and appropriate proposals will be made to such participants in due course. Details of these proposals will be set out in the Scheme Document.

Arrangements between AAM and Dowlais management

Liam Butterworth, Roberto Fioroni, John Nicholson and Helen Redfern

In order to promote the retention of Liam Butterworth and Roberto Fioroni, currently Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) of Dowlais respectively, through to the completion of the Combination, AAM has agreed that it will make cash payments of 150 per cent. to the CEO and 120 per cent. to the CFO of their base salary (the “Executive Director Transaction Awards”), as detailed in the Co-operation Agreement. The Executive Director Transaction Awards will be paid, conditional on completion of the Combination and Dowlais being delisted from the London Stock Exchange: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Executive Director Transaction Awards is subject to the CEO or CFO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the CEO or CFO being subject to a Qualifying Termination, the Transaction Award will be payable as soon as practicable after termination of employment.

In order to promote the retention of John Nicholson and Helen Redfern, currently General Counsel (“GC”) and Chief People, Sustainability and Communications Officer (“CPSCO”) of Dowlais respectively, through to the completion of the Combination, Dowlais will make cash payments of 222 per cent. to the GC and 117 per cent. to the CPSCO of their base salary (the “Retention Awards”). The Retention Awards will be paid: (i) 50 per cent. within 30 days of Completion of the Combination; and (ii) 50 per cent. within 30 days of the date that is six months after Completion of the Combination. Payment of the Retention Awards is subject to the GC or CPSCO (as relevant) being employed by the Combined Group and not under notice on the relevant payment date or having been subject to, or received notice of, a Qualifying Termination (as defined in the Co-operation Agreement) before the relevant payment date. In the event of the GC or CPSCO being subject to a Qualifying Termination, the Retention Award will be payable as soon as practicable after termination of employment.

As required by, and solely for the purposes of, Rule 16.2 of the Code, Barclays and Rothschild & Co have reviewed the terms of the CEO Executive Director Transaction Award, CFO Executive Director Transaction Award, the GC Retention Award and the CPSCO Retention Award together with other information deemed relevant and confirmed that, in their opinion, the Executive Director Transaction Awards and the Retention Awards are fair and reasonable. In providing their advice, Barclays and Rothschild & Co, have taken into account the commercial assessments of the Dowlais Directors. Barclays and Rothschild & Co are acting as the independent financial advisers to Dowlais for the purposes of Rule 3 of the Code.

18.	Structure of and conditions to the Combination

It is intended that the Combination will be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act, although AAM reserves the right to elect to implement the Combination by means of a Takeover Offer, subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel. The purpose of the Scheme is to provide for AAM to become the owner of the entire issued and to be issued ordinary share capital of Dowlais. The Scheme is an arrangement between Dowlais and the Scheme Shareholders and is subject to the approval of the Court. The procedure involves, among other things, an application by Dowlais to the Court to sanction the Scheme, in consideration for which Scheme Shareholders will receive cash on the basis described in paragraph 2 (The Combination) of this Announcement.

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On the Scheme becoming Effective: (i) it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting and the General Meeting (and, if they attended and voted, whether or not they voted in favour); and (ii) share certificates in respect of Scheme Shares will cease to be of value and should be destroyed and entitlements to Scheme Shares held within the CREST system will be cancelled. The New AAM Shares will be issued by AAM and (subject to the applicability of any U.S. withholding tax as described in this Announcement) the cash consideration payable under the terms of the Combination will be despatched to Scheme Shareholders by AAM no later than 14 days after the Effective Date.

Any Dowlais Shares issued before the Scheme Record Time will be subject to the terms of the Scheme. The Resolutions to be proposed at the General Meeting will, among other matters, provide that the Dowlais Articles be amended to incorporate provisions requiring any Dowlais Shares issued after the Scheme Record Time (other than to AAM or its nominee(s)) to be automatically transferred to AAM on the same terms as the Combination (other than terms as to timings and formalities). The provisions of the Dowlais Articles (as amended) will avoid any person (other than AAM or its nominee(s)) holding ordinary shares in the capital of Dowlais after the Effective Date.

The Combination is subject to a number of Conditions and certain further terms set out in Appendix 1 to this Announcement and to the full terms and conditions to be set out in the Scheme Document, including, among other things:

•	the approval of the Scheme by a majority in number of the Scheme Shareholders, representing not less than 75 per cent. in value of the Scheme Shares held by those Scheme Shareholders, present and voting, either in person or by proxy, at the Court Meeting;

•	the passing of the Resolutions by the requisite majority of Dowlais Shareholders at the General Meeting;

•	the Scheme being sanctioned by the Court (without modification, or with modification on terms agreed by AAM and Dowlais) and a copy of the Court Order being delivered to the Registrar of Companies;

•	the receipt of certain regulatory and antitrust approvals (including the EU Antitrust Condition, the U.S. Antitrust Condition, the China Antitrust Condition, the Brazil Antitrust Condition and the Mexico Antitrust Condition);

•	the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares being duly approved by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting and the issuance of the New AAM Shares in connection with the Combination being duly approved by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting;

•	confirmation having been received by AAM that the New AAM Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

•	the Scheme becoming Effective no later than the Long Stop Date.

It is expected that the Scheme Document, containing further information about the Combination (including the expected timetable for the Combination and how Dowlais Shareholders can hold, access and trade their interests in New AAM Shares), together with notices of the Court Meeting and General Meeting, the Forms of Proxy and the Forms of Election in relation to the Mix and Match Facility, will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of such documentation in relation to the Combination has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required). Subject to the satisfaction or, where permitted, waiver of all relevant conditions, including the Conditions, and certain further terms set out in Appendix 1 to this Announcement and to be set out in the Scheme Document, and subject to the approval and availability of the Court, it is expected that the Scheme will become Effective in 2025.

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Shareholders’ attention is drawn to the section entitled “High-Level U.S. Federal Income Tax Consequences” in this Announcement. The Scheme Document will contain details on the potential application of section 304 of the U.S. Internal Revenue Code (IRC), and the potential resulting U.S. withholding tax at a rate of up to 30 per cent. to the cash consideration received pursuant to the Combination, and will provide information for Dowlais Shareholders on how to certify whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax (and therefore potentially not be subject to such withholding tax), as described further below in the section entitled “High-Level U.S. Federal Income Tax Consequences”.

The Scheme will be governed by English law and will be subject to the jurisdiction of the Court. The Scheme will be subject to the applicable requirements of the Code, the Panel, the London Stock Exchange, the Court and the FCA.

19.	Cancellation of admission to listing and re-registration as a private company

It is intended that dealings in, and registration of transfers of, Dowlais Shares will be suspended shortly before the Effective Date at a time to be set out in the Scheme Document. It is further intended that applications will be made to the London Stock Exchange to cancel trading in Dowlais Shares on the Main Market of the London Stock Exchange, and to the FCA to cancel the listing of Dowlais Shares on the Official List, in each case with effect from or shortly following the Effective Date.

On the first Business Day after the Effective Date, entitlements to Dowlais Shares held within the CREST system will be cancelled, and share certificates in respect of Dowlais Shares will cease to be valid.

It is also intended that, following the Effective Date, Dowlais will be re-registered as a private limited company.

In addition, the New AAM Shares will be authorised for primary listing on the New York Stock Exchange subject to official notice of issuance.

20.	Interests in Dowlais Shares

As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement), save for the irrevocable undertakings referred to in paragraph 14 (Irrevocable undertakings) above, neither AAM, nor any of the AAM Directors, nor any member of the AAM Group, nor, so far as the AAM Directors are aware, any person acting in concert with AAM for the purposes of the Combination, had:

(A)	any interest in, or right to subscribe for, any relevant securities of Dowlais;

(B)	any short position in (whether conditional or absolute and whether in the money or otherwise), including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery of, any relevant securities of Dowlais;

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(C)	procured an irrevocable commitment or letter of intent to accept the terms of the Combination in respect of relevant securities of Dowlais; or

(D)	borrowed or lent, or entered into any financial collateral arrangements in respect of, any relevant securities of Dowlais; or

(E)	entered into any Dealing Arrangement in respect of any relevant securities of Dowlais.

In the interests of secrecy before this Announcement, AAM has not made any enquiries in respect of the matters referred to in this paragraph 20 of certain parties who may be deemed by the Panel to be acting in concert with AAM for the purposes of the Combination. Enquiries of such parties will be made as soon as practicable following the date of this Announcement, and AAM confirms that further disclosure in accordance with Rule 8.1(a) and Note 2(a)(i) on Rule 8 of the Code will be made as soon as possible and by no later than 12 noon (London time) on 12 February 2025.

21.	Melrose ESOT

Upon the demerger of Dowlais from Melrose Industries PLC (“Melrose”), 27,865,471 Dowlais Shares (being 2.1 per cent. of the total issued ordinary shares of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement)), were placed in the Melrose Employee Share Ownership Trust (the “Melrose ESOT”) to satisfy options over Dowlais Shares granted by Melrose to individuals (being certain Melrose group employees and executive directors) (“MASP Options”) under the Melrose Automotive Share Plan (the “MASP”). The MASP and the Melrose ESOT are operated independently from Dowlais and Dowlais has no oversight of either of these, including over the terms of the MASP, the number of outstanding MASP Options and the number of shares that vest in accordance with the terms of the MASP. According to the circular issued by Melrose in connection with the demerger, dated 3 March 2023 (the “Melrose Demerger Circular”), the MASP performance period runs up to (but excluding) 31 May 2025 (the “MASP Crystallisation Date”). Based on the disclosures made by Melrose in the Melrose Demerger Circular and the value of the entire issued share capital of Dowlais implied by the Combination as at 28 January 2025 (being the last Business Day before the date of this Announcement), the options granted under the MASP are not expected to vest or become exercisable in accordance with their performance conditions. Based on the disclosures made by Melrose in the Melrose Demerger Circular, upon a change of control, scheme of arrangement or winding up of Dowlais (a “Dowlais Trigger Event”), the options under the MASP shall vest in full and become immediately exercisable upon the date of, and immediately prior to, the Dowlais Trigger Event. Although it is not explicit from the disclosure in the Melrose Demerger Circular, based on such disclosures the Dowlais Trigger Event could occur only upon such a change of control or scheme of arrangement of Dowlais becoming effective, rather than simply being announced and it is noted that Completion is not expected to occur prior to the MASP Crystallisation Date; however neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up to constitute a Dowlais Trigger Event and there can therefore be no certainty as to the treatment of such awards as a result of the Combination.

Melrose’s disclosures in the Melrose Demerger Circular state that, if, immediately after the MASP Crystallisation Date, there remain Dowlais Shares held by the Melrose ESOT in relation to which MASP Options have lapsed by operation of the vesting provisions, then it is intended that the relevant Dowlais Shares shall be transferred to Dowlais (or its nominee) and for such Dowlais Shares to then be cancelled. Any amounts held by the Melrose ESOT as a result of prior distributions received by the Melrose ESOT in respect of such Dowlais Shares shall remain the property of the Melrose ESOT. Dowlais is party to a tripartite agreement entered into by Dowlais at the time of the demerger with Melrose and Zedra Trust Company (Guernsey) Limited (acting as trustee for the MASP) (the “Tripartite Agreement”) pursuant to which it has undertaken to cancel any Dowlais Shares upon receipt from the trustee.

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AAM has agreed that, to the extent that the Dowlais Shares held by the Melrose ESOT are repurchased by Dowlais for nil consideration pursuant to the Tripartite Agreement prior to Completion (the “Cancelled Shares”), AAM will increase the cash consideration and the number of New AAM Shares payable in respect of each Dowlais Share held pursuant to the Combination so as to allocate the cash consideration and New AAM Shares which the Cancelled Shares would have received on Completion to the Dowlais Shareholders based on the fully diluted share capital of Dowlais at the time of such cancellation, with cash consideration rounded to the nearest pence and the number of New AAM Shares to four decimal places. So, for example, if all of the 27,865,471 Dowlais Shares held by the Melrose ESOT were to be cancelled and based on the fully diluted share capital of Dowlais as at 28 January 2025 (being the last Business Day before the date of this Announcement), the consideration would be adjusted as follows such that Dowlais Shareholders would be entitled to receive, for each Dowlais Share:

•	43 pence in cash; and

•	0.0881 New AAM Shares.

There would be no change to the amount of the FY24 Final Dividend a Dowlais Shareholder may receive.

For the purpose of this paragraph 21 and the above undertaking, the fully diluted share capital of Dowlais at the time of a cancellation shall be calculated on the basis of:

(a)	issued share capital of Dowlais at the time of such cancellation; plus

(b)	all Dowlais Shares which may be issued on or after the date of such cancellation on the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation; less

(c)	the number of Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business of the day prior to such cancellation.

Neither Dowlais nor AAM have seen the terms of the MASP and there can be no certainty that the MASP Options will lapse or that the Dowlais Shares will be transferred to Dowlais if a Dowlais Trigger Event has not completed by the MASP Crystallisation Date. Neither Dowlais nor AAM is aware of the discretion (if any) exercisable under the terms of the MASP, the potential for the MASP to be amended or the conditions for a change of control, scheme of arrangement or winding up of to constitute a Dowlais Trigger Event.

The purpose of these arrangements is to ensure that the total value of the consideration payable for the entire issued and to be issued share capital of Dowlais remains the same regardless of whether the MASP Options vest or lapse.

There can therefore be no certainty that any such increase to the consideration payable per Dowlais Share under the terms of the Combination will occur. As set out in paragraph 6 (Recommendation), the Intention to Recommend (as defined in paragraph 6 (Recommendation)) is based solely on the terms of the Combination as at the date of this Announcement, and the financial advice received by the Dowlais Directors (as described in paragraph 6 (Recommendation)) has been given on that basis.

AAM will announce any increase to the consideration payable per Dowlais Share under the terms of the Combination under this paragraph 21 as soon as is reasonably practicable upon the obligation to effect such increase coming into effect. To the extent no such increase has been made beforehand, AAM and/or Dowlais will also provide an update on the latest position based on their understanding in advance of the Court Meeting.

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22.	Fractional entitlements

Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.

23.	Overseas Shareholders

The availability of the Combination and the distribution of this Announcement to Dowlais Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction in which they are located. Such persons should inform themselves of, and observe, any applicable legal or regulatory requirements of their jurisdiction. Dowlais Shareholders who are in any doubt regarding such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay.

This Announcement does not constitute an offer for sale of any securities or an offer or an invitation to purchase any securities. Dowlais Shareholders are advised to read carefully the Scheme Document and related Forms of Proxy and Forms of Election once these have been despatched.

24.	Documents available on website

Copies of the following documents will be available promptly on AAM’s and Dowlais’ websites at www.aam.com/investors/offer-for-Dowlais-Group-plc and www.dowlais.com, respectively, subject to certain restrictions relating to persons residing in Restricted Jurisdictions until the end of the Offer Period:

(a)	this Announcement;

(b)	the irrevocable undertakings described in Appendix 3 to this Announcement;

(c)	the Revised Confidentiality Agreement;

(d)	the Clean Team Agreement;

(e)	the Joint Defense Agreement;

(f)	the Co-operation Agreement;

(g)	the Pensions Agreement;

(h)	consent letters from each of Barclays, Rothschild & Co, Investec, Deloitte and J.P. Morgan; and

(i)	the documents relating to the financing of the Combination.

Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.

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25.	Right to proceed by way of a Takeover Offer

Subject to the terms of the Co-operation Agreement, and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme.

In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).

26.	General

It is expected that the Scheme Document will be posted to Dowlais Shareholders in May or June 2025. The extended period until publication of the Scheme Document has been agreed with the Panel and Dowlais and is to allow the Scheme Document to be published at or around the same time as the mailing of the AAM Proxy Statement following publication of the annual results of both AAM and Dowlais for the year ended 31 December 2024 and allowing for any SEC review period of the AAM Proxy Statement (if required).

In deciding whether or not to vote or procure votes to approve the Scheme at the Court Meeting or to vote or procure votes in favour of the Resolutions relating to the Scheme at the General Meeting in respect of their Dowlais Shares, Dowlais Shareholders should rely on the information contained, and follow the procedures described, in the Scheme Document.

Barclays and Rothschild & Co (as financial advisers to Dowlais) and J.P. Morgan (as financial adviser to AAM) have each given and not withdrawn their consent to the publication of this Announcement with the inclusion in this Announcement of the references to their names in the form and context in which they appear.

The bases and sources for certain financial information contained in this Announcement are set out in Appendix 2 to this Announcement. Details of undertakings received by AAM and given by the Dowlais Directors are set out in Appendix 3. The defined terms used in this Announcement are set out in Appendix 7.

Enquiries

AAM

Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814

J.P. Morgan (Exclusive financial adviser to AAM)

David Walker / Ian MacAllister	+1 (212) 270 6000
Robert Constant / Jonty Edwards	+44 (0) 203 493 8000

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FGS Global (PR adviser to AAM)

Jared Levy / Jim Barron	+1 212 687 8080
Charlie Chichester / Rory King	+44 20 7251 3801

Dowlais

Investors
Pier Falcione	+44 (0)7974 974690

Barclays (Financial adviser and corporate broker to Dowlais)

Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323

Rothschild & Co (Financial adviser to Dowlais)

Ravi Gupta / Nathalie Ferretti	+44 (0) 20 7280 5000

Investec Bank plc (Joint corporate broker to Dowlais)

Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970

Montfort Communications (PR adviser to Dowlais)

Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419

Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM. Slaughter and May is acting as legal adviser to Dowlais. Cravath, Swaine & Moore LLP is acting as U.S. legal adviser to Dowlais.

The person responsible for arranging the release of this Announcement on behalf of Dowlais is John Nicholson, General Counsel & Company Secretary.

Important notices relating to financial advisers

J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.

Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this Announcement.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

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Rothschild & Co, which is authorised and regulated in the UK by the Financial Conduct Authority, is acting exclusively for Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this Announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this Announcement.

Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this Announcement and will not regard any other person as its client in relation to the subject matter of this Announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this Announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this Announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this Announcement, including with regard to the accuracy or completeness of the Announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this Announcement.

Further information

This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this Announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Combination will be made solely through the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents), which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Combination. Any decision in respect of the Combination should be made only on the basis of the information in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer document).

Dowlais will prepare the Scheme Document to be distributed to Dowlais Shareholders. Dowlais and AAM urge Dowlais Shareholders to read the Scheme Document (or any other document by which the Combination is made) in full when it becomes available because it will contain important information relating to the Combination, including details of how to vote in respect of the Scheme.

The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and publication of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.

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This Announcement does not constitute a prospectus or a prospectus equivalent document.

This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.

The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.

Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this Announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.

Overseas Shareholders

The release, publication or distribution of this Announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to vote their Dowlais Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.

Accordingly, copies of this Announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.

Further details in relation to Dowlais Shareholders in overseas jurisdictions will be contained in the Scheme Document(or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).

Additional information for U.S. investors in Dowlais

The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.

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The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to AAM’s contact for enquiries identified above.

This Announcement contains, and the Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.

Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or “IRC”) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or Scheme becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this Announcement unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.

High-Level U.S. Federal Income Tax Consequences

The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein.

For certain Dowlais Shareholders, Section 304 of the IRC may apply to the Combination if the Dowlais Shareholders, in the aggregate, own stock of AAM possessing 50 per cent. or more of the total combined voting power or 50 per cent. or more of the total combined value of all classes of stock of AAM immediately following Completion, taking into account certain constructive ownership rules under the IRC and, in the case of a Dowlais Shareholder who also owns AAM common stock, taking into account any New AAM Shares received by such Dowlais Shareholder as a result of the Combination. If Section 304 of the IRC were to apply to the Combination, the cash consideration received pursuant to the Combination may be subject to U.S. federal income tax as a deemed dividend (“U.S. Deemed Dividend Tax”). A Dowlais Shareholder should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder receives cash under the Combination and also owns AAM Shares. Further, even if a Dowlais Shareholder also owns AAM Shares, it should only be subject to U.S. Deemed Dividend Tax if the Dowlais Shareholder owns (i) an equivalent or greater percentage of AAM Shares than Dowlais Shares at Completion, and (ii) its indirect ownership interest in Dowlais is not therefore reduced as a result of the Combination, taking into account certain constructive ownership rules and the AAM Shares received as consideration in the Combination.

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For U.S. Dowlais Shareholders, dividends are generally taxable as ordinary income, subject to any reduced tax rates or deductions provided under the IRC. U.S. Dowlais Shareholders who do not actually or constructively own any AAM Shares immediately prior to the Combination will recognise a capital gain or loss equal to the difference between the amount of cash received and such U.S. holder’s tax basis in the portion of its Dowlais Shares that is exchanged for such cash.

For Non-U.S. Dowlais Shareholders, U.S. Deemed Dividend Tax will be collected via a withholding tax at a 30 per cent. rate (or such lower rate as may be specified by an applicable income tax treaty) from the cash consideration received pursuant to the Combination. To establish whether such withholding is required from the cash consideration paid to each Non-U.S. Dowlais Shareholder, each Non-U.S. Dowlais Shareholder must, if necessary, complete a certificate, in the form to be provided in circumstances where it is necessary, certifying whether or not it meets the requirements for exemption from U.S. Deemed Dividend Tax. The certification process is not standardised, and depends upon information properly flowing through the brokerage network. To the extent relevant, you should consult your retail broker as to the procedures they employ; it is possible that some brokers may be unfamiliar with this process.

Failure by a Non-U.S. Dowlais Shareholder to complete and return such certificate may result in withholding tax at a rate of 30 per cent. (or such lower rate as may be specified by an applicable income tax treaty) on the full amount of the cash payable to such Non-U.S. Dowlais Shareholder.

If excess amounts are withheld from the cash consideration payable to a Non-U.S. Dowlais Shareholder, the Non-U.S. Dowlais Shareholder may obtain a refund of any such excess amounts by timely filing an appropriate claim with the IRS.

Dowlais Shareholders that may be concerned about the application of Section 304 of the IRC and the potential treatment of the cash consideration as a deemed dividend for U.S. federal income tax purposes should take this into account when determining whether to make an election under the Mix and Match Facility to receive different proportions of cash and New AAM Shares in respect of their holdings in Dowlais Shares, which would impact the amount of Dowlais Shares attributed to them after the Combination.

The receipt of consideration in exchange for Dowlais Shares pursuant to the Combination may also be subject, under certain circumstances, to FATCA or other backup withholding with respect to a Dowlais Shareholder that does not satisfy certain rules with respect to its identity under U.S. or other tax laws applicable to such Dowlais Shareholder.

Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.

Forward-looking statements

This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “budgets”, “targets”, “aims”, “scheduled”, “estimates”, “forecast”, “intends”, “anticipates”, “seeks”, “prospects”, “potential”, “possible”, “assume” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.

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There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK’s exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group’s operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.

Each forward-looking statement speaks only as of the date of this Announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this Announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a discussion of important risk factors that could cause AAM’s actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading “Risk Factors” in its Form 10-K for the fiscal year ended December 31, 2023 and Part II, Item 1A under the heading “Risk Factors” in quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.

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Solicitation

This Announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New AAM Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New AAM Shares, AAM expects to file the AAM Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New AAM Shares in connection with the Combination would not be expected to require registration under the U.S. Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the U.S. Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the New AAM Shares that would be issued in the Combination. Investors and shareholders are urged to read the AAM Proxy Statement, the Scheme Document, and other relevant documents filed or to be filed with the SEC or incorporated by reference in the AAM Proxy Statement (if any) carefully when they become available because they will contain important information about AAM, the Combination and related matters. Investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the AAM Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at www.aam.com/investors.

Participants in the Solicitation

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s Shareholders in respect of the Combination, including the proposed issuance of New AAM Shares. Information regarding AAM’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of AAM, which was filed with the SEC on 16 February 2024, the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of AAM, which was filed with the SEC on 21 March 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the AAM Proxy Statement relating to the Combination when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the AAM Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at www.aam.com/investors.

No profit forecasts or estimates

The AAM FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The AAM FY24 Profit Estimate is set out in paragraph 9 of this Announcement, and the assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 4 of this Announcement.

The Dowlais FY24 Profit Estimate is a profit estimate for the purposes of Rule 28 of the Code. The Dowlais FY24 Profit Estimate is set out in of this Announcement, and the assumptions and basis of preparation on which the Dowlais FY24 Profit Estimate is based and the Dowlais Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in Appendix 5 of this Announcement.

Other than the AAM FY24 Profit Estimate and Dowlais FY24 Profit Estimate, nothing in this Announcement (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.

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Quantified Financial Benefits Statement

Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this Announcement generally, should be construed as a profit forecast or interpreted to mean that the Combined Group’s earnings in the first full year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this Announcement is the responsibility of AAM and the AAM Directors.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

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Electronic Communications

Please be aware that addresses, electronic addresses and certain information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM during the Offer Period as required under section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.

Publication on a website and availability of hard copies

This Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM’s website at www.aam.com/investors/offer-for-Dowlais-Group-plc and on Dowlais’ website at www.dowlais.com promptly and in any event by no later than 12 noon on the business day (as defined in the Code) following the date of this Announcement. Neither the content of the websites referred to in this Announcement nor the content of any website accessible from hyperlinks in this Announcement is incorporated into, or forms part of, this Announcement.

Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this Announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais’ registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti, between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays) on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.

Rounding

Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Rule 2.9 disclosure

In accordance with Rule 2.9 of the Code, AAM confirms that as at the date of this Announcement, it has in issue and admitted to trading on the on the New York Stock Exchange (NYSE:AXL) 117,581,028 shares of common stock of $0.01 each (excluding common stock held in treasury). The International Securities Identification Number (ISIN) of the common stock is US0240611030.

In accordance with Rule 2.9 of the Code, Dowlais confirms that as at the date of this Announcement, it has in issue and admitted to trading on the Main Market of the London Stock Exchange 1,344,524,115 ordinary shares of 1 pence each (excluding ordinary shares held in treasury). The International Securities Identification Number (ISIN) of the ordinary shares is GB00BMWRZ071.

General

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

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Appendix 1

CONDITIONS TO AND CERTAIN FURTHER TERMS OF THE COMBINATION

The Combination will be subject to the terms and conditions set out in this Appendix 1 and in the Scheme Document.

Part 1

1.	Long Stop Date

The Combination will be conditional on the Scheme becoming unconditional and becoming Effective, subject to the Code, by no later than 11.59 p.m. (London time) on the Long Stop Date.

2.	Scheme approval

The Scheme will be subject to the following conditions:

(a)	(i)	its approval by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders who are on the register of members of Dowlais at the Voting Record Time (or the relevant class or classes thereof, if applicable), in each case present, entitled to vote and voting, either in person or by proxy, at the Court Meeting or at any separate class meeting which may be required by the Court (as applicable) or at any adjournment of any such meeting; and

(ii)	the Court Meeting and any separate class meeting which may be required by the Court (or any adjournment of any such meeting) being held on or before the 22nd day after the expected date of the Court Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(b)	(i)	the Resolutions being duly passed by the requisite majority or majorities of Dowlais Shareholders at the General Meeting (or any adjournment thereof); and

(ii)	the General Meeting being held on or before the 22nd day after the expected date of the General Meeting to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow);

(c)	(i)	the sanction of the Scheme by the Court (without modification or with modification on terms agreed by AAM and Dowlais) and delivery of a copy of the Court Order to the Registrar of Companies in England and Wales; and

(ii)	the Sanction Hearing being held on or before the 22nd day after the expected date of the Sanction Hearing to be set out in the Scheme Document in due course (or such later date (a) as AAM and Dowlais may agree or (b) (in a competitive situation) as may be specified by AAM with the consent of the Panel, and in each case that, if so required, the Court may allow).

In addition, AAM and Dowlais have agreed that, subject as stated in Part 2 below and to the requirements of the Panel the Combination will be conditional on the following Conditions and, accordingly, the necessary actions to make the Scheme Effective will not be taken unless the following Conditions (as amended if appropriate) have been satisfied or, where relevant, waived:

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3.	Official authorisations and regulatory clearances

Antitrust Approvals

EU

(a)	insofar as the Combination constitutes, or is deemed to constitute, a concentration with a Community dimension within the scope of Council Regulation (EC) 139/2004 (as amended) (the “EUMR”), one of the following having occurred:

(i)	the European Commission (the “Commission”) indicating that the arrangement notified does not fall within the scope of the EUMR pursuant to Article 6(1)(a) of the EUMR; or

(ii)	the Commission indicating that the concentration is compatible with the internal market pursuant to Articles 6(1)(b), (including in conjunction with Article 6(2)), 8(1) or 8(2) of the EUMR unconditionally or on terms reasonably satisfactory to AAM, or having been deemed to have done so pursuant to Article 10(6); or

(iii)	if the Commission makes a referral in whole or in part under Article 4(4) or Article 9 of the EUMR, or is deemed to have made such a reference, to a competent authority of one or more Member States whose laws prohibit the parties from completing the Combination before clearance is obtained under national merger control, such clearance being obtained (or being deemed to be obtained) whether unconditionally or on terms reasonably satisfactory to AAM from the competent authority or authorities of the relevant Member State or States (and the Commission as applicable, where such referral has been made in part), or any relevant waiting periods having expired (provided that if the Commission makes a referral of the whole of the concentration under Article 4(4) or Article 9 of the EUMR to the competent authority or authorities of one or more Member States whose laws in each case do not prohibit the parties from completing the Combination before clearance is obtained under national merger control, this clause (iii) shall be deemed to be satisfied),

(the “EU Antitrust Condition”);

United Kingdom

(b)	insofar as the Combination constitutes, or is deemed to constitute, a relevant merger situation within the meaning of Part 3 of the Enterprise Act 2002 (the “EA”) one of the following having occurred:

(i)	following submission of a CMA Briefing Paper to the Competition and Markets Authority (“CMA”) and with respect to the Combination:

(A)	the CMA's position as most recently communicated to the parties being that it has no further questions in respect of the Combination; and

(B)	as at the date on which all other Conditions are satisfied or waived, the CMA not having: (I) requested submission of a Merger Notice; or (II) given notice to either party that it is commencing a Phase 1 Investigation; or (III) indicated that the statutory review period in which the CMA has to decide whether to make a reference under Section 34ZA of the EA has begun; or (IV) requested documents or attendance by witnesses under Section 109 of the EA, which may indicate it is considering commencing the aforementioned review period in respect of the Combination; or

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(ii)	where the CMA has commenced an investigation following the submission of a CMA Briefing Paper or a Merger Notice, the CMA either:

(A)	having confirmed on terms reasonably satisfactory to AAM that the Combination or any matter arising therefrom or related thereto will not be subject to a Phase 2 reference under the EA or on any other statutory basis (a “Phase 2 CMA Reference”), or the applicable time period for the CMA to make a Phase 2 CMA Reference having expired without the CMA having made such a Phase 2 CMA Reference; or

(B)	in the event that a Phase 2 CMA Reference is made in relation to the Combination, the CMA either:

I.	concluding in a report published in accordance with Section 38 of the EA that neither the Combination nor any matter arising from or relating to the Combination nor any part of it has or is expected to result in a substantial lessening of competition within any market or markets in the United Kingdom for goods or services; or

II.	allowing the Combination and any matter arising from or relating to the Combination to proceed on terms reasonably satisfactory to AAM,

(the “UK Antitrust Condition”);

United States

(c)	insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and any successor to such statute, rules, or regulations (the “HSR Act”), the waiting period applicable to the consummation of the Combination under the HSR Act having expired or terminated, and any voluntary agreement between AAM and/or Dowlais and the U.S. Federal Trade Commission or the U.S. Department of Justice pursuant to which AAM and/or Dowlais has agreed not to consummate the Combination for any period of time (such agreement being on terms reasonably satisfactory to AAM) is no longer in effect (the “U.S. Antitrust Condition”);

China

(d)	insofar as the Combination constitutes, or is deemed to constitute, a notifiable concentration of undertakings within the meaning of Article 25 of the Anti-Monopoly Law of the People’s Republic of China (as amended) and its implementing regulations (the “PRC AML”), and following notification of the Combination to the China’s State Administration for Market Regulation (“SAMR”), SAMR issuing a formal notice approving the Combination (unconditionally or on terms reasonably satisfactory to AAM) in order for AAM to consummate the Combination (the “China Antitrust Condition”);

South Korea

(e)	insofar as the Combination constitutes, or is deemed to constitute, a notifiable acquisition under the Monopoly Regulation and Fair Trade Act of the Republic of Korea (“MRFTA”), the Korea Fair Trade Commission (“KFTC”) having either: issued an approval notification pursuant to the MRFTA that the Combination does not violate Article 9 paragraph 1 (Restriction on Business Combination) of the MRFTA (as applicable); or if the KFTC issues an examiner's report, issued a decision approving the Combination whether unconditionally or subject to conditions reasonably satisfactory to AAM (the “Korea Antitrust Condition”);

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Mexico

(f)	insofar as the Combination constitutes, or is deemed to constitute a notifiable acquisition under the Mexican Federal Economic Competition Law, the parties having received unconditional approval or approval on terms reasonably satisfactory to AAM from the Mexican Federal Economic Competition Commission (Comisión Federal de Competencia Económica) (“COFECE”) or any authority that succeeds it under the applicable Mexican Federal Economic Competition Law or any other applicable law regulating competition that may be enacted having expired (the “Mexico Antitrust Condition”);

Brazil

(g)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Law No. 12,529 of 2011, either of the following having occurred:

(i)	the Brazilian Antitrust Governmental Authority (Conselho Administrativo de Defesa Econômica) (“CADE’s”) General Superintendence Office issuing a decision approving or clearing the Combination without conditions or on terms reasonably satisfactory to AAM and an additional mandatory fifteen day waiting period following publication of the decision in the Federal Official Gazette (Diário Oficial da União) having lapsed with no related appeal by a third party or request for further review by any of CADE’s commissioners; or

(ii)	in the event that any appeal is filed, further review is requested by CADE’s Tribunal or CADE’s General Superintendence Office does not clear the Combination without conditions and refers the Combination to CADE’s tribunal, the publication of the final decision approving the Combination by CADE’s tribunal with or without any conditions, on terms reasonably satisfactory to AAM, deemed unappealable at the administrative sphere, (the “Brazil Antitrust Condition”);

Foreign Investment Approvals

France

(h)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Articles L. 151-3 and followings and Articles R. 151-1 and followings of the French Monetary and Financial Code (Code monétaire et financier) (the “French FDI Law”), one of the following having occurred:

(i)	an expressed decision by the French Minister of the Economy or any person belonging to the General Directorate of the Treasury (Direction Générale du Trésor) officially empowered to deliver decisions under Article L. 151-3 of the French Monetary and Financial Code in his name and behalf (the “French FDI Authority”) that the Combination does not fall within the scope of the French FDI Law; or

(ii)	an expressed decision by the French FDI Authority, pursuant to French FDI Law, that authorises the completion of the Combination unconditionally or on terms reasonably satisfactory to AAM,

(the “France FDI Condition”);

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Germany

(i)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition by the German Federal Ministry for Economic Affairs and Climate Action (Bundesministerium für Wirtschaft und Klimaschutz – “BMWK”), one of the following having occurred:

(i)	the BMWK issuing: (A) a clearance (Freigabe) pursuant to Section 58a para. 1 sentence 1 or sec. 61 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (“AWV”) without conditions or on terms reasonably satisfactory to AAM, or (B) a certificate of non-objection (Unbedenklichkeitsbescheinigung) pursuant to Section 58 para. 1 sentence 1 AWV; or

(ii)	the BMWK having not issued a clearance, certificate of non-objection or initiated a formal investigation for the Combination within two months of receipt of an application for a clearance or a certificate of non-objection; or within any applicable extension period pursuant to Sec. 14a(1) No. 1 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (“AWG”); or

(iii)	the BMWK having not prohibited (untersagt) the Combination within the periods specified in Section 14a AWG; or

(iv)	the BMWK declaring in writing that the Combination can be closed without having obtained prior approval from the BMWK.

(the “Germany FDI Condition”);

EU Foreign Subsidies Regulation

(j)	insofar as the Combination constitutes or is deemed to constitute a notifiable acquisition under Regulation (EU) 2022/2560 of the European Parliament and of the Council on foreign subsidies distorting the internal market (the “EU FSR”), or the Commission requests such notification under Article 21(5) of the EU FSR, any of the following having occurred:

(i)	the Commission declaring that the Combination does not fall within the scope of the EU FSR; or

(ii)	the Commission either declaring that there are insufficient indications to initiate an in-depth investigation and closing a preliminary review pursuant to Article 10(4) of the EU FSR or not initiating an in-depth investigation within the relevant period provided for in Article 24 of the EU FSR; or

(iii)	the Commission not adopting a decision specified in Article 25(3) of the EU FSR within the time period specified in Article 25(4) of the EU FSR, following an in-depth investigation; or

(iv)	following an in-depth investigation, the Commission either issuing a no objection decision pursuant to Article 11(4) (in conjunction with Article 25(3)(b)); or a decision on terms reasonably satisfactory to AAM pursuant to Article 11(3) (in conjunction with Article 25(3)(a) of the EU FSR).

(the “EU FSR Condition”);

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4.	AAM Shareholder approval

(a)	the approval by the affirmative vote of the holders of a majority in voting power of the AAM Shares entitled to vote thereon at the AAM Shareholder Meeting of the amendment to AAM’s certificate of incorporation to increase the number of authorised AAM Shares; and

(b)	the approval by the affirmative vote of the holders of a majority in voting power present in person or by proxy at the AAM Shareholder Meeting of the issuance of the New AAM Shares in connection with the Combination;

5.	Listing on the New York Stock Exchange, effectiveness of registration

(a)	confirmation having been received by AAM that the New AAM Shares to be issued in connection with the Combination have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and

(b)	in the event that the Combination is implemented by way of a Takeover Offer, or otherwise absent an available exemption from the registration requirements of the U.S. Securities Act, AAM’s registration statement having been declared effective by the SEC and no stop order having been issued or proceedings for suspension of the effectiveness of AAM’s registration statement having been initiated by the SEC and AAM having received all necessary U.S. state securities law or blue sky authorisations;

6.	General Third Party approvals

(a)	the waiver (or non-exercise within any applicable time limits) by any Relevant Authority or any other body or person whatsoever in any jurisdiction (each a "Third Party") of any termination right, right of pre-emption, first refusal or similar right (which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination) arising as a result of or in connection with the Combination including, without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control or management of, Dowlais by AAM or any member of the Wider AAM Group;

(b)	in addition to the competition law and regulatory approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, all necessary filings or applications having been made in connection with the Combination and all statutory or regulatory obligations in any jurisdiction having been complied with in connection with the Combination or the Combination by any member of the Wider AAM Group following consultation with Dowlais of any shares or other securities in, or control of, Dowlais and all authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals reasonably deemed necessary or appropriate by AAM or any member of the Wider AAM Group for or in respect of the Combination including without limitation, its implementation and financing or the proposed direct or indirect Combination of any shares or other securities in, or control of, Dowlais or any member of the Wider Dowlais Group by any member of the Wider AAM Group having been obtained in terms and in a form reasonably satisfactory to AAM from all appropriate Third Parties or persons with whom any member of the Wider Dowlais Group has entered into contractual arrangements and all such authorisations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals deemed necessary or appropriate to carry on the business of any member of the Wider Dowlais Group which are material in the context of the AAM Group or the Dowlais Group as a whole or for or in respect of the Combination, including (without limitation) its implementation or financing remaining in full force and effect and all filings necessary for such purpose having been made and there being no notice or intimation of any intention to revoke or not to renew any of the same at the time at which the Combination becomes otherwise unconditional and all necessary statutory or regulatory obligations in any jurisdiction having been complied with; and

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(c)	including in relation to the U.S. Antitrust Condition but other than in relation to the other approvals referred to in Condition 3 (Official authorisations and regulatory clearances) above, no Third Party (including for the avoidance of doubt the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice or any state Attorney General within the United States) having given notice of a decision to take, institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference (and, in each case, not having withdrawn the same), or having enacted, made or proposed any statute, regulation, decision or order, or change to published practice or having taken any other steps, and there not continuing to be outstanding any statute, regulation, decision, injunction or order, which in each case would reasonably be expected to:

(i)	require, prevent or materially delay the divestiture, or materially alter the terms envisaged for any proposed divestiture by any member of the Wider AAM Group or any member of the Wider Dowlais Group of all or any portion of their respective businesses, assets or property or impose any limitation on the ability of any of them to conduct their respective businesses (or any of them) or to own, control or manage any of their respective assets or properties or any part thereof which, in any such case, is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole;

(ii)	require, prevent or materially delay, or alter the terms envisaged for, any proposed divestiture by any member of the Wider AAM Group of any shares or other securities in Dowlais;

(iii)	impose any material limitation on, or result in a material delay in, the ability of any member of the Wider AAM Group directly or indirectly to acquire or to hold or to exercise effectively all or any rights of ownership in respect of shares or loans or securities convertible into shares or any other securities (or the equivalent) in any member of the Wider Dowlais Group or the Wider AAM Group or to exercise voting or management control over any such member;

(iv)	save as Disclosed, materially adversely limit the ability of any member of the Wider AAM Group or of the Wider Dowlais Group to conduct, integrate or co-ordinate its business, or any part of it, with the businesses or any part of the businesses of any member of the Wider AAM Group or of the Wider Dowlais Group in a manner which is materially adverse in the context of the Wider AAM Group or Wider Dowlais Group, in either case taken as a whole;

(v)	otherwise materially adversely affect the business, assets, profits or prospects of any member of the Wider AAM Group or of any member of the Wider Dowlais Group to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination;

(vi)	make the Combination or its implementation by AAM or any member of the Wider AAM Group of any shares or other securities in, or control of, Dowlais void, illegal, and/or unenforceable under the laws of any jurisdiction, or otherwise, directly or indirectly, restrain, restrict, prohibit, materially delay or otherwise interfere with the same, or impose material additional conditions or obligations with respect thereto;

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(vii)	require (save as envisaged by the Combination or sections 974 to 991 (inclusive) of the Companies Act) any member of the Wider AAM Group or the Wider Dowlais Group to offer to acquire any shares or other securities (or the equivalent) or interest in any member of the Wider Dowlais Group or the Wider AAM Group owned by any Third Party, in each case to an extent which is material in the context of the Wider AAM Group or the Wider Dowlais Group in either case taken as a whole or in the context of the Combination; or

(viii)	result in any member of the Wider Dowlais Group ceasing to be able to carry on business under any name under which it presently does so, to an extent which is material in the context of the Wider Dowlais Group taken as a whole, and all applicable waiting and other time periods (including any extensions thereof) during which any such Third Party could institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference or any other step under the laws of any jurisdiction in respect of the Combination or the Combination or proposed Combination of any Dowlais Shares having expired, lapsed or been terminated;

7.	Certain matters arising as a result of any arrangement, agreement etc.

save as Disclosed, there being no provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets are or may be bound, entitled or subject, or any circumstance which, in each case as a consequence of the Combination of any shares or other securities (or equivalent) in Dowlais or because of a change in the control or management of Dowlais or otherwise, would reasonably be expected to result in any of the following to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination:

(a)	any monies borrowed by or any other indebtedness or liabilities (actual or contingent) of, or grant available to any such member, being or becoming repayable or capable of being declared repayable immediately or earlier than their or its stated maturity date or repayment date or the ability of any such member to borrow monies or incur any indebtedness being withdrawn or inhibited or being capable of becoming or being withdrawn or inhibited;

(b)	any such agreement, arrangement, licence, permit or instrument or the rights, liabilities, obligations or interests of any such member thereunder being terminated or adversely modified or affected or any onerous obligation or liability arising or any adverse action being taken or arising thereunder;

(c)	any assets or interests of any such member being or failing to be disposed of or charged or ceasing to be available to any such member or any right arising under which any such asset or interest would reasonably be expected to be required to be disposed of or charged or could reasonably be expected to cease to be available to any such member otherwise than in the ordinary course of business;

(d)	save in the ordinary and usual course of business, the creation or enforcement of any mortgage, charge or other security interest over the whole or any part of the business, property, assets or interest of any such member or any such mortgage, charge or other security interest (whenever arising or having arisen) becoming enforceable;

(e)	the rights, liabilities, obligations or interests of any such member in, or the business of any such member with, any person, firm, company or body (or any arrangement or arrangements relating to any such interest or business) being terminated, adversely modified or affected;

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(f)	the value of any such member or its financial or trading position or prospects being prejudiced or adversely affected;

(g)	any such member ceasing to be able to carry on business under any name under which it presently does so;

(h)	the creation or acceleration of any liability, actual or contingent, by any such member (including any material tax liability or any obligation to obtain or acquire any material authorisation, order, grant, recognition, determination, confirmation, consent, licence, clearance, permission, exemption, approval, notice, waiver, concession, agreement or exemption from any Third Party or any person) other than trade creditors or other liabilities incurred in the ordinary course of business or in connection with the Combination; or

(i)	any requirement on any such member to acquire, subscribe, pay up or repay any shares or other securities (or the equivalent),

and no event having occurred which, under any provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider Dowlais Group is a party or by or to which any such member or any of its assets may be bound, entitled or subject, would reasonably be expected to result in any of the events or circumstances as are referred to in paragraphs (a) to (i) of this Condition 7, in each case to an extent which is material and adverse in the context of the Wider Dowlais Group taken as a whole;

8.	Certain events occurring since Last Accounts Date

save as Disclosed, no member of the Wider Dowlais Group having, since the Last Accounts Date:

(a)	save as between Dowlais and wholly owned subsidiaries of Dowlais or for Dowlais Shares issued under or pursuant to the exercise of options and vesting of awards granted under the Dowlais Share Plans in the ordinary course, issued or agreed to issue, authorised or proposed the issue of additional shares of any class;

(b)	save as between Dowlais and wholly owned subsidiaries of Dowlais for the grant of options and awards and other rights under the Scheme Shares in the ordinary course, issued, or agreed to issue, authorised or proposed the issue of securities convertible into shares of any class or rights, warrants or options to subscribe for, or acquire, any such shares or convertible securities;

(c)	other than to another member of the Wider Dowlais Group, sold (or agreed to transfer or sell) any shares held in treasury;

(d)	other than to another member of the Dowlais Group, prior to the Effective Date, recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus issue, dividend or other distribution whether payable in cash or otherwise, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme;

(e)	save for intra-Dowlais Group transactions, authorised, implemented or announced any merger or demerger with any body corporate or acquired or disposed of or transferred, mortgaged or charged or created any security interest over any assets or any right, title or interest in any asset (including shares and trade investments) or authorised or proposed or announced any intention to propose any merger, demerger, acquisition or disposal, transfer, mortgage, charge or security interest, in each case, other than in the ordinary course of business and, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

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(f)	save for intra-Dowlais Group transactions, made or authorised or proposed or announced an intention to propose any material change in its loan capital, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(g)	issued, authorised or proposed the issue of, or made any change in or to, any debentures or (save for intra-Dowlais Group transactions or save in the ordinary course of business), incurred or increased any indebtedness or become subject to any liability (actual or contingent) to an extent which, in each case, is material in the context of the Wider Dowlais Group taken as a whole;

(h)	other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, purchased, redeemed or repaid or announced any proposal to purchase, redeem or repay any of its own shares or other securities or reduced or, save in respect of the matters mentioned in paragraph (a) or (b) of this Condition 8 above, made any other change to any part of its share capital, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(i)	other than pursuant to the Combination and except for intra-Dowlais Group transactions, implemented, or authorised, proposed or announced its intention to implement, any reconstruction, merger, demerger, amalgamation, scheme, commitment or other transaction or arrangement otherwise than in the ordinary course of business, in each case to an extent which is material in the context of the Wider Dowlais Group taken as a whole;

(j)	been unable or deemed unable, or admitted in writing that it is unable, to pay its debts as they fall due or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

(k)	(other than in respect of a member which is dormant and was solvent at the relevant time) taken any corporate action or steps or had any legal proceedings started or threatened against it in relation to the suspension of payments, a moratorium of any indebtedness, its winding-up (voluntary or otherwise), dissolution or reorganisation or for the appointment of a receiver, administrative receiver, administrator, manager, trustee or similar officer of all or any of its assets or revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction or had any such person appointed, to the extent which is material in the context of the Wider Dowlais Group taken as a whole;

(l)	commenced negotiations with any of its creditors or taken any step with a view to rescheduling or restructuring any of its indebtedness or entered into a composition, compromise, assignment or arrangement with any of its creditors whether by way of a voluntary arrangement, scheme of arrangement, deed of compromise or otherwise, to the extent to which is material in the context of the Wider Dowlais Group taken as a whole;

(m)	waived, settled or compromised any claim (otherwise than in the ordinary course of business), which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(n)	entered into, varied or authorised any material agreement, transaction, arrangement or commitment (whether in respect of capital expenditure or otherwise) which:

(i)	is of a long-term, onerous or unusual nature or magnitude or which is reasonably likely to involve an obligation of such nature or magnitude (save in the ordinary course of business); or

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(ii)	is likely to materially restrict the business of any member of the Wider Dowlais Group other than of a nature and to an extent which is normal in the context of the business concerned, and, in either case, which is or would reasonably be expected to be material and adverse in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(o)	entered into any contract, commitment, arrangement or agreement otherwise than in the ordinary course of business or passed any resolution or made any offer (which remains open for acceptance) with respect to or announced any intention to, or proposed to, effect any of the transactions, matters or events referred to in this Condition 8;

(p)	made any material alteration to its constitutional documents;

(q)	except in relation to changes made or agreed as a result of, or arising from, law or changes to law, made or agreed or consented to any change to:

(i)	the terms of the trust deeds constituting the pension scheme(s) established by any member of the Wider Dowlais Group for its directors or employees or their dependents;

(ii)	the contributions payable to any such scheme(s) or to the benefits which accrue or to the pensions which are payable thereunder;

(iii)	the basis on which qualification for, or accrual or entitlement to, such benefits or pensions are calculated or determined; or

(iv)	the basis upon which the liabilities (including pensions) of such pension schemes are funded, valued or made,

in each case, which has an effect that is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(r)	proposed, agreed to provide or modified the terms of any of the Dowlais Share Plans or other benefit constituting a material change relating to the employment or termination of employment of a material category of persons employed by the Wider Dowlais Group or which constitutes a material change to the terms or conditions of employment of any senior employee of the Wider Dowlais Group, save as agreed by the Panel (if required) and by AAM;

(s)	other than with the consent of AAM, taken (or agreed or proposed to take) any action which requires, or would require, the consent of the Panel or the approval of Dowlais Shareholders in a general meeting in accordance with, or as contemplated by, Rule 21.1 of the Code; or

(t)	save to the extent arising as a result of any change in applicable law, entered into or varied in a material way the terms of, any contract, agreement or arrangement with any of the directors or senior executives of any member of the Wider Dowlais Group (save for salary increases, bonuses or variations of terms in the ordinary course), other than as agreed by AAM and (if required) by the Panel;

9.	No adverse change, litigation or regulatory enquiry

save as Disclosed, since the Last Accounts Date:

(a)	no adverse change or deterioration having occurred in the business, assets, financial or trading position or profits or prospects or operational performance of any member of the Wider Dowlais Group which, in any such case, is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination and no circumstances have arisen which would or would reasonably be expected to result in such adverse change or deterioration;

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(b)	no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Wider Dowlais Group is or may become a party (whether as a plaintiff, defendant or otherwise) and no enquiry, review or investigation by, or complaint or reference to, any Third Party or other investigative body against or in respect of any member of the Wider Dowlais Group having been instituted, announced, implemented or threatened by or against or remaining outstanding in respect of any member of the Wider Dowlais Group which in any such case which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group taken as a whole or in the context of the Combination;

(c)	no contingent or other liability of any member of the Wider Dowlais Group having arisen or become apparent to AAM or increased which has had or would reasonably be expected to have a material adverse effect on the Wider Dowlais Group, taken as a whole or in the context of the Combination;

(d)	no enquiry or investigation by, or complaint or reference to, any Third Party having been threatened, announced, implemented, instituted by or remaining outstanding against or in respect of any member by or the Wider Dowlais Group which in any case is material in the context of the Wider Dowlais Group taken as a whole;

(e)	no member of the Wider Dowlais Group having conducted its business in breach of any applicable laws and regulations which in any case is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

(f)	no steps having been taken which are likely to result in the withdrawal, cancellation, termination or materially adverse modification of any licence or permit held by any member of the Wider Dowlais Group which is necessary for the proper carrying on of its business and the withdrawal, cancellation, termination or materially adverse modification of which has had, or would reasonably be expected to have, an adverse effect which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

10.	No discovery of certain matters

(a)	save as Disclosed, AAM not having discovered:

(i)	that any financial, business or other information concerning the Wider Dowlais Group as contained in the information publicly disclosed at any time by or on behalf of any member of the Wider Dowlais Group is materially misleading, contains a material misrepresentation of fact or omits to state a fact necessary to make that information not materially misleading and which was not subsequently corrected before the date of this Announcement by disclosure either publicly or otherwise to AAM or its professional advisers, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(ii)	that any member of the Wider Dowlais Group or partnership, company or other entity in which any member of the Wider Dowlais Group has a significant economic interest and which is not a subsidiary undertaking of Dowlais, is subject to any liability (actual or contingent) which is not disclosed in the annual report and accounts of Dowlais for the Last Accounts Date, in each case, to the extent which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

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(b)	save as Disclosed, AAM not having discovered that:

(i)	any past or present member of the Wider Dowlais Group has failed to comply with any and/or all applicable legislation or regulation, of any jurisdiction with regard to the use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission of any waste or hazardous substance or any substance likely to impair the environment or harm human health or animal health or otherwise relating to environmental matters or the health and safety of humans, or that there has otherwise been any such use, treatment, handling, storage, carriage, disposal, spillage, release, discharge, leak or emission (whether or not the same constituted a non-compliance by any person with any such legislation or regulations, and wherever the same may have taken place) any of which storage, carriage, disposal, spillage, release, discharge, leak or emission would be likely to give rise to any material liability (actual or contingent) or cost on the part of any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(ii)	there is, or is likely to be, for any reason whatsoever, any liability (actual or contingent) of any past or present member of the Wider Dowlais Group to make good, remediate, repair, reinstate or clean up any property or any controlled waters now or previously owned, occupied, operated or made use of or controlled by any such past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest, under any environmental legislation, regulation, notice, circular or order of any Third Party and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination;

(iii)	circumstances exist (whether as a result of the making of the Combination or otherwise) which would be reasonably likely to lead to any Third Party instituting, or whereby any member of the Wider AAM Group or any present or past member of the Wider Dowlais Group would be likely to be required to institute, an environmental audit or take any other steps which would in any such case be reasonably likely to result in any liability (whether actual or contingent) to improve, modify existing or install new plant, machinery or equipment or carry out changes in the processes currently carried out or make good, remediate, repair, re-instate or clean up any land or other asset currently or previously owned, occupied or made use of by any past or present member of the Wider Dowlais Group (or on its behalf) or by any person for which a member of the Wider Dowlais Group is or has been responsible, or in which any such member may have or previously have had or be deemed to have had an interest which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; or

(iv)	circumstances exist whereby a person or class of persons would be likely to have any claim or claims in respect of any product or process of manufacture or materials used therein currently or previously manufactured, sold or carried out by any past or present member of the Wider Dowlais Group which claim or claims would be likely, materially and adversely, to affect any member of the Wider Dowlais Group and which is material in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination; and

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11.	Anti-corruption, economic sanctions, criminal property and money laundering save as Disclosed and save as is not material in each case in the context of the Wider Dowlais Group taken as a whole or in the context of the Combination, AAM not having discovered that:

(a)	(i) any past or present member, director, officer or employee of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks; or (ii) any person that performs or has performed services for or on behalf of the Wider Dowlais Group is or has at any time engaged in any activity, practice or conduct in connection with the performance of such services which would constitute an offence under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable anti-corruption or anti-bribery law, rule or regulation or any other applicable law, rule or regulation concerning improper payments or kickbacks;

(b)	any asset of any member of the Wider Dowlais Group constitutes criminal property as defined by section 340(3) of the Proceeds of Crime Act 2002 (but disregarding paragraph (b) of that definition) or proceeds of crime under any other applicable law, rule or regulation concerning money laundering or proceeds of crime or any member of the Wider Dowlais Group is found to have engaged in activities constituting money laundering under any applicable law, rule or regulation concerning money laundering;

(c)	any past or present member, director, officer or employee of the Dowlais Group, or any other person for whom any such person may be liable or responsible, is or has engaged in any conduct which would violate applicable economic sanctions or dealt with, made any investments in, made any funds or assets available to or received any funds or assets from:

(i)	any government, entity or individual in respect of which U.S., UK or European Union persons, or persons operating in those territories, are prohibited from engaging in activities or doing business, or from receiving or making available funds or economic resources, by U.S., UK or European Union laws or regulations, including the economic sanctions administered by the United States Office of Foreign Assets Control, or HMRC; or

(ii)	any government, entity or individual targeted by any of the economic sanctions of the United Nations, the U.S., the UK or the European Union or any of its member states, except as may have been licensed by the relevant authority;

(d)	any past or present member, director, officer or employee of the Wider Dowlais Group, or any other person for whom any such person may be liable or responsible:

(i)	has engaged in conduct which would violate any relevant anti-terrorism laws, rules, or regulations, including but not limited to the U.S. Anti-Terrorism Act;

(ii)	has engaged in conduct which would violate any relevant anti-boycott law, rule or regulation or any applicable export controls, including but not limited to the Export Administration Regulations administered and enforced by the U.S. Department of Commerce or the International Traffic in Arms Regulations administered and enforced by the U.S. Department of State;

(iii)	has engaged in conduct which would violate any relevant laws, rules, or regulations concerning human rights, including but not limited to any law, rule or regulation concerning false imprisonment, torture or other cruel and unusual punishment, or child labour; or

(iv)	is debarred or otherwise rendered ineligible to bid for or to perform contracts for or with any Relevant Authority or found to have violated any applicable law, rule or regulation concerning government contracting or public procurement; or

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(e)	any member of the Wider Dowlais Group is or has been engaged in any transaction which would cause AAM to be in breach of any law or regulation upon its Combination of Dowlais, including but not limited to the economic sanctions of the United States Office of Foreign Assets Control, or HMRC or any other Relevant Authority.

Part 2

Waiver and invocation of the Conditions

1.	Subject to the requirements of the Panel in accordance with the Code, AAM reserves the right in its sole discretion to waive, in whole or in part, all or any of the Conditions in Part 1 of this Appendix 1, except for Conditions 1 (Long Stop Date), 2(a)(i), 2(b)(i) and 2(c)(i) (Scheme approval), 4 (AAM Shareholder approval), 5(a) and 5(b) (Listing on the New York Stock Exchange, effectiveness of registration), which cannot be waived. The deadlines in any of Conditions 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) may be extended to such later date as AAM may determine (with the Panel’s consent and approval of the Court, if such consent and/or approval is required). If any of Conditions 1 (Long Stop Date), 2(a)(ii), 2(b)(ii) and 2(c)(ii) (Scheme approval) is not satisfied by the relevant deadline specified in the relevant Condition, AAM shall make an announcement by 8.00 a.m. (London time) on the business day (as defined in the Code) following such deadline confirming whether, subject to paragraph 3 below, it has invoked the relevant Condition, waived the relevant deadline or extended the relevant deadline.

2.	Conditions 2(a)(i), 2(b)(i) (Scheme approval) and 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) must be fulfilled, determined by AAM to remain fulfilled or (if capable of waiver) waived, by no later than 11.59 p.m. (London time) on the day before the Sanction Hearing. AAM shall be under no obligation to waive (if capable of waiver), to determine to be or remain satisfied or to treat as satisfied any of Conditions 2(a)(i), 2(b)(i) (Scheme approval) or 3 (Official authorisations and regulatory clearances) to 11 (Anti-corruption, economic sanctions, criminal property and money laundering) (inclusive) by a date or time earlier than the latest date and time specified above for the fulfilment of the relevant Condition notwithstanding that the other Conditions may at such earlier date have been waived or fulfilled and that there are at such earlier date no circumstances indicating that any of such Conditions may not be capable of fulfilment.

3.	Subject to paragraph 4 below, under Rule 13.5(a) of the Code, AAM may only invoke a Condition so as to cause the Combination not to proceed, to lapse or to be withdrawn with the consent of the Panel. The Panel will normally only give its consent if the circumstances which give rise to the right to invoke the Condition are of material significance to AAM in the context of the Combination. This will be judged by reference to the facts of each case at the time that the relevant circumstances arise.

4.	Each of Conditions 1 (Long Stop Date), 2 (Scheme approval), 4 (AAM Shareholder approval) and 5 (Listing on the New York Stock Exchange, effectiveness of registration) (and any Takeover Offer acceptance condition adopted on the basis specified in Part 3 of this Appendix 1) will not be subject to Rule 13.5(a) of the Code.

5.	Any Condition that is subject to Rule 13.5(a) of the Code may be waived by AAM.

6.	The Combination will not become Effective unless the Conditions have been fulfilled or (to the extent capable of waiver and permitted) waived or, where appropriate, have been determined by AAM to be or remain satisfied by no later than the Long Stop Date.

7.	Each of the Conditions shall be regarded as a separate Condition and shall not be limited by reference to any other Condition.

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Part 3

IMPLEMENTATION BY WAY OF TAKEOVER OFFER

Subject to the terms of the Co-operation Agreement and obtaining the consent of the Panel, AAM reserves the right to elect to implement the Combination by way of a Takeover Offer as an alternative to the Scheme. In such event, such Takeover Offer will be implemented on the same terms and conditions, so far as applicable, as those which would apply to the Scheme subject to appropriate amendments to reflect the change in method of effecting the Combination, including (without limitation) the inclusion of an acceptance condition set at 90 per cent. of Dowlais Shares to which the Takeover Offer relates, (or such lesser percentage as may be determined after consultation with the Panel (if necessary)), being in any case more than 50 per cent. of the voting rights normally exercisable at a general meeting of Dowlais, including, for this purpose, any such voting rights attaching to Dowlais Shares that are issued before the Takeover Offer becomes or is declared unconditional (whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise).

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Part 4

CERTAIN FURTHER TERMS OF THE COMBINATION

1.	The availability of the Combination to persons not resident in the UK may be affected by the laws of the relevant jurisdiction. Persons who are not resident in the UK should inform themselves about, and observe, any applicable requirements. Dowlais Shareholders who are in any doubt about such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay and observe any applicable requirements. Further details in relation to Overseas Shareholders will be contained in the Scheme Document.

2.	Dowlais Shares will be acquired by AAM fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever and together with all rights existing at the date of this Announcement or thereafter attaching or accruing thereto, including (without limitation) the right to receive and retain, in full, all dividends and other distributions (if any) declared, made or paid or any other return of capital (whether by way of reduction of share capital, repurchase or redemption or otherwise) made on or after the date of this Announcement in respect of Dowlais Shares, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme.

3.	Fractions of New AAM Shares will not be allotted to Dowlais Shareholders. Instead, all fractional shares which a holder of Dowlais Shares would otherwise be entitled to receive will be aggregated and calculations will be rounded down, and such holder shall receive, in lieu of such fractional entitlements, cash in an amount (rounded down to the nearest penny) equal to such fractional amount multiplied by the last reported sale price of AAM Shares on the New York Stock Exchange (as reported in Bloomberg or, if not reported therein, in another authoritative source selected by AAM) on the last Business Day prior to the Effective Date.

4.	If any dividend, other distribution or return of capital, other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme, is announced, declared, made, payable or paid in respect of Dowlais Shares on or after the date of this Announcement and before the Effective Date, AAM reserves the right to reduce the cash element of the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend, other distribution or return of capital, in which case any reference in this Announcement to the consideration payable under the terms of the Combination will be deemed to be a reference to the consideration as so reduced. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. Any exercise by AAM of its rights referred to in this paragraph 4 shall be the subject of an announcement and, for the avoidance of doubt, shall not be regarded as constituting any revision or variation of the Combination.

5.	This Announcement and any rights or liabilities arising hereunder, the Combination, the Scheme and the Forms of Proxy will be governed by the laws of England and Wales and be subject to the jurisdiction of the courts of England and Wales. The Combination will also be subject to the Conditions and further terms set out in this Announcement and to be set out in the Scheme Document and such further terms as may be required to comply with the UK Listing Rules and the provisions of the Code. The Combination and the Scheme will comply with the applicable requirements of the FCA, the London Stock Exchange and the Court, as well as with the Panel and the Code. This Announcement does not constitute, or form part of, an offer or invitation to purchase Dowlais Shares or any other securities.

6.	If AAM is required by the Panel to make an offer for Dowlais Shares under a mandatory offer for Dowlais under Rule 9 of the Code, AAM may make such alterations to the above Conditions as are necessary to comply with Rule 9 of the Code.

7.	The New AAM Shares will be validly issued, fully paid and non-assessable. The New AAM Shares will be issued free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and any other third party rights or interests whatsoever.

8.	The consideration payable for the Combination (including, for the avoidance of doubt, the New AAM Shares and any cash) will be paid or delivered subject to any deduction or withholding on account of tax that is required by applicable law in any relevant jurisdiction.

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Appendix 2

SOURCES AND BASES OF INFORMATION

Unless otherwise stated in this Announcement:

1.	As at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement) Dowlais had 1,344,524,115 ordinary shares in issue.

2.	Dowlais does not hold any shares in treasury.

3.	Except for the purpose of paragraph 21 and the undertaking therein, any reference to the entire issued and to be issued ordinary share capital of Dowlais is based on:

(a)	1,344,524,115 Dowlais Shares referred to in paragraph 1 above (which includes 5,523,071 Dowlais Shares held by the employee benefit trust operated by Dowlais that can be used to satisfy the vesting of awards under the Dowlais Share Plans as at close of business on 28 January 2025 (being the last Business Day before the date of this Announcement)); and

(b)	19,021,961 Dowlais Shares which may be issued on or after the date of this Announcement on the vesting of awards under the Dowlais Share Plans.

4.	The implied enterprise value multiple for Dowlais of approximately 4.1 times adjusted EBITDA for the twelve-month period ending 31 December 2023 is calculated by reference to:

(a)	the implied value (excluding the FY2024 Final Dividend) of 82.4 pence per Dowlais Share multiplied by the issued and to be issued ordinary share capital of Dowlais referenced in paragraph 3 above; plus

(b)	the following balance sheet items taken as of 30 June 2024: net financial debt excluding lease liabilities of £915 million, lease liabilities of £142 million, non-controlling interests of £34 million, tax-adjusted pension liabilities of £338 million; together divided by;

(c)	Dowlais’ adjusted EBITDA of £618 million for the 12-month period ending 31 December 2023.

5.	The volume-weighted average prices of a Dowlais Share are derived from data provided by Bloomberg.

6.	Pro-forma revenue and adjusted EBITDA margin have been compiled on a statutory basis and without adjustments for differences between US GAAP and IFRS.

7.	Unless otherwise stated, all prices for Dowlais Shares have been derived from data provided by Bloomberg and represent Closing Prices on the relevant date(s).

8.	Unless otherwise stated:

(a)	the balance sheet information relating to Dowlais is extracted from the first half 2024 results of Dowlais as at 30 June 2024; and

(b)	the income statement financial information relating to Dowlais is extracted from the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023.

9.	Certain figures included in this Announcement have been subject to rounding adjustments.

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Appendix 3

DETAILS OF IRREVOCABLE UNDERTAKINGS

1.	Dowlais Directors

The following Dowlais Directors have given irrevocable undertakings in respect of their own beneficial holdings of Dowlais Shares (or those Dowlais Shares over which they have control) to vote (or procure a vote) in favour of the resolutions relating to the Combination at the Dowlais Meetings or, in the event that the Transaction is implemented by way of a Takeover Offer, to accept (or procure the acceptance of) such Takeover Offer:

Name	Total Number of Dowlais Shares	Percentage of issued ordinary share capital (%)
Liam Butterworth	2,331,984	0.173%
Roberto Fioroni	1,153,116	0.086%
Simon Mackenzie Smith	163,392	0.012%
Celia Baxter	119,421	0.009%
Philip Harrison	60,119	0.004%
Shali Vasudeva	24,215	0.002%
Fiona MacAulay	12,182	0.001%

The obligations of the Dowlais Directors under the irrevocable undertakings given by them shall lapse and cease to have effect on and from the earlier of the following occurrences:

(a)	AAM publicly announces, with the consent of the Panel, that it does not intend to proceed with the Combination;

(b)	the Combination lapses, is withdrawn or otherwise terminates in accordance with its terms;

(c)	the Scheme has not become Effective before 11.59 p.m. on the Long Stop Date; or

(d)	if any competing offer for Dowlais is declared wholly unconditional or becomes effective.

These irrevocable undertakings remain binding in the event a competing offer is made for Dowlais. These irrevocable undertakings also extend to any shares acquired by the Dowlais Directors as a result of the vesting of awards under the Dowlais Share Plans.

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Appendix 4

AAM FY24 Profit Estimate

1.	AAM FY24 Profit Estimate

For full year 2024:

•	AAM is estimating sales in the range of $6.10 - $6.15 billion.

•	AAM is estimating Adjusted EBITDA in the range of $740 - $750 million.

•	AAM is estimating Adjusted free cash flow in the range of $220 - $230 million.

Supplementary data for GAAP reconciliation:

Adjusted EBITDA

•	AAM is estimating net income in the range of $30 - $35 million.

•	AAM is estimating interest expense in the range of $185 - $185 million.

•	AAM is estimating income tax expense in the range of $25 - $30 million.

•	AAM is estimating depreciation and amortization in the range of $470 - $470 million.

•	AAM is estimating full year 2024 EBITDA in the range of $710 - $720 million.

•	AAM is estimating restructuring, acquisition, and other related costs (principally impairment charge) in the range of $30 - $30 million.

•	AAM is estimating full year 2024 Adjusted EBITDA in the range of $740 - $750 million.

Adjusted Free Cash Flow

•	AAM is estimating net cash provided by operating activities in the range of $440 - $450 million.

•	AAM is estimating capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants in the range of ($240) – ($240) million.

•	AAM is estimating full year 2024 free cash flow in the range of $200 - $210 million.

•	AAM is estimating cash payments for restructuring and acquisition-related costs in the range of $20 - $20 million.

•	AAM is estimating full year 2024 Adjusted free cash flow in the range of $220 - $230 million.

2.	Application of Rule 28 to AAM FY24 Profit Estimate

The statements above in relation to Adjusted EBITDA and Adjusted free cash flow constitute profit estimates for the purposes of the Code.

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The Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY24 Profit Estimate on the basis that:(i) the estimate is presented in a manner which is consistent with AAM’s ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below.

3.	AAM Directors’ confirmation

The AAM Directors confirm that, as at the date of this Announcement, the AAM FY24 Profit Estimate is valid as at the date of this announcement and has been properly compiled on the basis of the assumptions stated below and that that the basis of accounting used is consistent with AAM's accounting policies.

4.	Basis of preparation

The AAM 2024 Profit Estimate is based on AAM’s unaudited management accounts for the year ended 31 December 2024. The basis of accounting used for the AAM 2024 Profit Estimate is consistent with the AAM's existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM's financial statements for the year ending 31 December 2023; and (iii) are expected to be applied in the preparation of the AAM financial statements for the period up to 31 December 2025.

The AAM 2024 Profit Estimate has been prepared on the basis referred to above and subject to the principal assumptions set out below. The AAM 2024 Profit Estimate is inherently uncertain and there can be no guarantee that any of the factors referred to under "Principal Assumptions" below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The AAM 2024 Profit Estimate should therefore be read in this context and construed accordingly.

5.	Principal assumptions

(a)	Factors outside the influence or control of the AAM Directors:

(i)	there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM operates;

(ii)	there will be no material change in current US interest rates, economic growth (GDP), inflation expectations or foreign exchange rates compared with AAM’s estimates;

(iii)	there will be no material change in accounting standards;

(iv)	there will be no material change in market conditions in relation to customer demand or the competitive environment;

(v)	there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services; and

(vi)	there will be no business disruptions that materially affect AAM, its customers, operations, supply chain or labour supply, including natural disasters, acts of terrorism, cyber-attack and/or technological issues.

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(b)	Factors within the influence or control of the AAM Directors:

(i)	there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast;

(ii)	there will be no material change in the existing operational strategy of AAM;

(iii)	there will be no material changes in AAM's accounting policies and/or the application thereof;

(iv)	there are no material strategic investments or capital expenditure in addition to those already planned; and

(v)	there will be no material change in the management or control of AAM.

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Appendix 5

Dowlais FY24 Profit Estimate

1.	Dowlais FY24 Profit Estimate

On 13 August 2024, Dowlais announced its half year results for the financial year ended 31 December 2024. Included within these results was the following statement: “Consequently, we expect a mid to high single-digit adjusted revenue decline for 2024 and an adjusted operating margin between 6.0% and 7.0% at constant currency, given the benefits of commercial recoveries, restructuring savings and performance initiatives” (the “Dowlais FY24 Profit Estimate”). The Dowlais FY24 Profit Estimate was reconfirmed in the trading update released by Dowlais in November 2024.

The Dowlais FY24 Profit Estimate constitutes a profit estimate for the purposes of Rule 28.1(c) of the Code.

2.	Dowlais Directors’ confirmation

The Dowlais Directors confirm that, as at the date of this Announcement, the Dowlais FY24 Profit Estimate remains valid and that it has been properly compiled on the basis of the assumptions stated and that the basis of accounting used is consistent with the accounting policies of the Dowlais Group, which are in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”).

Set out below is the basis of preparation of the Dowlais FY24 Profit Estimate and the principal assumptions on which it is based.

3.	Basis of preparation and principal assumptions

The Dowlais FY24 Profit Estimate is based on the unaudited condensed interim financial statements of Dowlais for the six months ended 30 June 2024. The basis of accounting used is consistent with the accounting policies of Dowlais, which are in accordance with IFRS and are those that Dowlais expects to apply in preparing its Annual Report and Financial Statements for the financial year ended 31 December 2024. Given that the period to which the Dowlais FY24 Profit Estimate relates has been completed, there are no other principal assumptions underpinning the Dowlais FY24 Profit Estimate.

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Appendix 6

Statement on Quantified Financial Benefits

Part 1

Quantified Financial Benefits Statement

This Announcement contains statements of estimated cost synergies arising from the Combination (together, the "Quantified Financial Benefits Statement").

A copy of the Quantified Financial Benefits Statement is set out below:

The AAM Directors, having reviewed and analysed the potential cost synergies of the Combination, and considering the factors they can influence, are highly confident in the Combined Group’s ability to realise approximately $300 million of annual run rate cost synergies, expected to be substantially achieved by the end of the third year following Completion.

The quantified cost synergies, expected to originate from the cost bases of AAM and Dowlais, are anticipated to be realised primarily from:

•	SG&A - approximately 30 per cent. across the following sources:

o	Eliminating duplicate public company costs and other costs;

o	Optimisation of the combined workforce;

o	Streamlining of engineering, research, and development expenses; and

o	Elimination of duplicate business and technical offices.

•	Purchasing - approximately 50 per cent. across the following sources:

o	Leveraging enhanced economies of scale and spend across direct and indirect material suppliers;

o	Utilising vertical integration capabilities to deliver insourcing initiatives; and

o	Achieving global freight and logistical savings through increased scale, utilisation and benefits from third-party logistics suppliers.

•	Operations - approximately 20 per cent. across the following sources:

o	Increasing operating efficiencies through the implementation of a best-of-best operating system; and

o	Optimising the combined global manufacturing footprint.

The AAM Directors expect that approximately 60 per cent. of the annual run rate cost synergies will be realised by the end of the second year following Completion, and the full run rate cost savings are expected to be substantially achieved by the end of the third year following Completion.

The AAM Directors expect that the one-off costs required to deliver on the synergy plan are approximately equal to one year of full run rate savings.

In addition, the AAM Directors expect an increase in operating working capital of approximately $13 million required to deliver identified run rate freight and logistics synergies.

The synergy savings stated are net of anticipated dis-synergies (expected to be approximately $22 million).

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The expected synergies will accrue as a direct result of the Combination and would not be achieved on a standalone basis.

These statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to herein may not be achieved, may be achieved later or sooner than estimated, or those actually achieved could be materially different from those estimated. For the purposes of Rule 28 of the Code, the statements of estimated cost savings and synergies contained in this Announcement are solely the responsibility of AAM and the AAM Directors. Any statement of intention, belief or expectation for the Combined Group following the Effective Date is also an intention, belief or expectation of the AAM Directors and not of the Dowlais Directors.

These statements are not intended as a profit forecast or profit estimate for any period and should not be interpreted as such. No part of these statements, or this Announcement generally, should be construed or interpreted to mean that the Combined Group’s earnings in the first year following the Effective Date, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM and/or Dowlais for the relevant preceding financial period or any other period.

Appendix 6 to this Announcement includes a copy of these statements of anticipated cost savings and synergies arising out of the Combination and provides underlying information and bases of belief and calculation.

Appendix 6 to this Announcement also includes reports from AAM’s reporting accountant, Deloitte, and its financial adviser, J.P. Morgan Cazenove, in connection with the anticipated Quantified Financial Benefits Statement, as required pursuant to Rule 28.1(a) of the Code, and provides underlying information and bases for the reporting accountant’s and financial adviser’s respective reports. J.P. Morgan Cazenove, as financial adviser to AAM, has provided such a report for the purposes of the Code stating that, in their opinion and subject to the terms of the report, the Quantified Financial Benefits Statement, for which the AAM Directors are responsible, has been prepared with due care and consideration. Each of Deloitte and J.P. Morgan Cazenove has given and not withdrawn its consent to the publication of its report in this Announcement in the form and context in which it is included.

The AAM Board believes that the Combined Group should be able to achieve the synergies set out in the Quantified Financial Benefits Statement.

Further information on the bases of belief supporting the Quantified Financial Benefits Statement, including the principal assumptions and sources of information, is set out below.

Basis of calculation of the Quantified Financial Benefits Statement

In preparing the Quantified Financial Benefits Statement, AAM has relied on a combination of publicly available information and information obtained through due diligence. In such circumstances, AAM management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by AAM management's industry experience and knowledge of the existing businesses, together with consultation with Dowlais management.

The cost bases used as the basis for the Quantified Financial Benefits Statement are a blend of AAM's FY24 forecast financial results and Dowlais’ FY24 forecast financial results, supported where relevant by certain information from AAM’s and Dowlais’ budgeted FY25 cost bases.

An exchange rate of £ to $1.30 has been used in the compilation of the synergy initiatives.

Cost synergy assumptions were based on (A) a mix (i) detailed, bottom-up evaluation of the benefits resulting from elimination of duplicate activities or (ii) AAM’s and Dowlais’ synergy attainment experience from other relevant savings programs, (B) the benefits of combined scale economics and (C) operational efficiencies arising from consolidation.

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Where appropriate, assumptions were used to estimate the costs of implementing the new structures, systems and processes required to realise the synergies.

In general, the synergy assumptions have been risk-adjusted.

In arriving at the Quantified Financial Benefits Statement, the AAM Directors have made the following assumptions, which are outside the influence of AAM:

•	there will be no material change in underlying operations of either business from the Combination;

•	there will be no material impact from divestments from Dowlais existing businesses;

•	there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM and Dowlais operate;

•	there will be no material change in current foreign exchange rates or interest rates;

•	there will be no material change in accounting standards; and

•	there will be no change in tax legislation or tax rates or other legislation in the United Kingdom, United States or other countries that could materially impact the ability to achieve any benefits.

In addition, the AAM Directors have made an assumption within the influence of AAM that there will be no material divestments made by AAM.

In addition, the AAM Directors have assumed that the cost synergies are substantively within AAM’s control, albeit that certain elements are dependent in part on negotiations with third parties.

Reports

As required by Rule 28.1(a) of the Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Cazenove, as financial adviser to AAM, have provided the reports required under the Code.

Important Notes

•	The statements of estimated synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the synergies referred to may not be achieved, or those achieved could be materially different from those estimated.

•	No statement in the Quantified Financial Benefits Statement should be construed as a profit forecast.

•	Due to the size of the combination and potential scale of the Combined Group, there may be additional changes to the Combined Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

•	In arriving at the estimate of synergies set out in this Announcement, the AAM Board has assumed that there will be no significant impact on the business of the Combined Group.

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Part 2

Report from Deloitte LLP on Quantified Financial Benefits Statement

The Directors

American Axle & Manufacturing Holdings, Inc.

One Dauch Drive

Detroit

MI 48211-1198

United States of America

The Directors

J.P. Morgan Securities plc

25 Bank Street

London

E14 5JP

29 January 2025

Dear Sirs/Mesdames

OFFER FOR DOWLAIS PLC (the “Target”) BY AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Offeror”)

We report on the statement made by the directors of the Offeror (the “Directors”) of estimated synergy benefits set out in Part 1 of Appendix 6 to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”) issued by the Offeror (the “Quantified Financial Benefits Statement” or the “Statement”).

Opinion

In our opinion, the Quantified Financial Benefits Statement has been properly compiled on the basis stated.

The Statement has been made in the context of the disclosures within Appendix 6 setting out, inter alia, the bases of the Directors’ belief (identifying the principal assumptions and sources of information) supporting the Statement and their analysis, explanation and quantification of the constituent elements.

Responsibilities

It is the responsibility of the Directors to prepare the Statement in accordance with Rule 28 of the City Code on Takeovers and Mergers (the “Takeover Code”).

It is our responsibility to form our opinion, as required by Rule 28.1(a) of the Takeover Code, as to whether the Statement has been properly compiled on the basis stated and to report that opinion to you.

This report is given solely for the purposes of complying with Rule 28.1(a)(i) of the “Takeover Code” and for no other purpose.

Therefore, to the fullest extent permitted by law we do not assume any other responsibility to any person for any loss suffered by any such person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Rule 23.2 of the Takeover Code, consenting to its inclusion in the Announcement.

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Basis of preparation of the Statement

The Statement has been prepared on the basis set out in Part 1 of Appendix 6 to the Announcement.

Basis of opinion

We conducted our work in accordance with the Standards for Investment Reporting issued by the Financial Reporting Council in the United Kingdom (“FRC”).

We are independent of the Offeror in accordance with the FRC’s Ethical Standard as applied to Investment Circular Reporting Engagements, and we have fulfilled our other ethical responsibilities in accordance with these requirements.

We have discussed the Statement, together with the underlying plans (relevant bases of belief/including sources of information and assumptions), with the Directors and J.P. Morgan. Our work did not involve any independent examination of any of the financial or other information underlying the Statement.

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Statement has been properly compiled on the basis stated.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in jurisdictions outside the United Kingdom, including the United States of America, and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices. We have not consented to the inclusion of this report and our opinion in any registration statement filed with the SEC under the US Securities Act of 1933 (either directly or by incorporation by reference) or in any offering document enabling an offering of securities in the United States (whether under Rule 144A or otherwise). We therefore accept no responsibility to, and deny any liability to, any person using this report and opinion in connection with any offering of securities inside the United States of America or who makes a claim on the basis they had acted in reliance on the protections afforded by United States of America law and regulation.

We do not express any opinion as to the achievability of the benefits identified by the Directors in the Statement.

Since the Statement and the assumptions on which it is based relate to the future and may therefore be affected by unforeseen events, we express no opinion as to whether the actual benefits achieved will correspond to those anticipated in the Statement and the differences may be material.

Yours faithfully

Deloitte LLP

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

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Part 3

Report from J.P. morgan Securities plc on Quantified Financial Benefits Statement

Report from J.P. Morgan Cazenove

American Axle & Manufacturing Holdings, Inc.

The Board of Directors

One Dauch Drive

Detroit, Michigan

48211-1198

United States of America

29 January 2025

Dear Sir / Madam,

Recommended cash and share offer for Dowlais Group Plc by American Axle & Manufacturing Holdings, Inc. (“AAM”) (the “Combination”), to be effected by way of Court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

We refer to the quantified financial benefits statement (the “Statement”) made by AAM set out in Appendix VI to the Rule 2.7 announcement dated 29 January 2025 (the “Announcement”), for which the board of directors of AAM (the “AAM Directors”) are solely responsible under Rule 28.3 of the UK City Code on Takeovers and Mergers (the “Code”).

We have discussed the Statement (including the assumptions, bases of calculation and sources of information referred to therein) with the AAM Directors and those officers and employees of AAM who developed the underlying plans as well as with Deloitte LLP (“Deloitte”) as reporting accountants. The Statement is subject to uncertainty as described in the Announcement and our work did not involve an independent examination, or verification, of any of the financial or other information underlying the Statement.

We have relied upon the accuracy and completeness of all the financial and other information provided to us by or on behalf of AAM and/or Dowlais, or otherwise discussed with or reviewed by us, in connection with the Statement, and we have assumed such accuracy and completeness for the purposes of providing this letter.

We do not express any view as to the achievability of the quantified financial benefits, whether on the basis identified by the AAM Directors in the Statement, or otherwise. We have also reviewed the work carried out by Deloitte and have discussed with Deloitte its opinion addressed to you and us on this matter and which is set out in Part 2 of Appendix VI of the Announcement, and the accounting policies and bases of calculation for the Statement.

This letter is provided to you pursuant and subject to the terms of our engagement letter with AAM and solely having regard to the requirements of, and in connection with, Rule 28.1(a)(ii) of the Code and for no other purpose. We accept no responsibility to AAM, Dowlais or their shareholders or any person other than the AAM Directors in respect of the contents of this letter. We are acting exclusively as financial advisers to AAM and no one else in connection with the offer by AAM for Dowlais and it was for the purpose of complying with Rule 28.1(a)(ii) of the Code that AAM requested J.P. Morgan Cazenove to prepare this letter relating to the Statement. No person other than the AAM Directors can rely on the contents of this letter, and to the fullest extent permitted by law, we expressly exclude and disclaim all liability (whether in contract, tort or otherwise) to any other person, in respect of this letter, its contents or the work undertaken in connection with this letter or any of the results or conclusions that may be derived from this letter or any written or oral information provided in connection with this letter, and any such liability is expressly disclaimed except to the extent that such liability cannot be excluded by law.

On the basis of the foregoing, we consider that the Statement, for which you as the AAM Directors are solely responsible, has been prepared with due care and consideration.

J.P. Morgan Securities plc

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Appendix 7

Definitions

The following definitions apply throughout this Announcement unless the context otherwise requires:

“AAM”	American Axle & Manufacturing Holdings, Inc., a Delaware corporation
“AAM Board”	the board of directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM Directors”	the directors of AAM as at the date of this Announcement or, where the context so requires, the directors of AAM from time to time
“AAM FY24 Profit Estimate”	has the meaning given in paragraph 9
“AAM Group”	AAM and its subsidiary undertakings from time to time
“AAM Proxy Statement”	the proxy statement of AAM in connection with the AAM Shareholder Meeting (as amended and supplemented from time to time)
“AAM Shares”	the shares of common stock of AAM issued and outstanding
“AAM Shareholder Meeting”	the duly convened meeting of the AAM Shareholders held for the purpose of considering and approving the amendment to AAM’s certificate of incorporation and the issuance of the New AAM Shares, including any adjournment or postponement thereof
“AAM Shareholders”	the holders of AAM Shares from time to time
“Announcement”	this announcement
“AWG”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“AWV”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Barclays”	Barclays Bank PLC, acting through its Investment Bank
“BMWK”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

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“Brazil Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Business Day”	a day, not being a public holiday, Saturday or Sunday, on which banks in London and New York are open for normal business
“Buyback Programme”	the share buyback programme of up to £50 million announced on 21 March 2024 by Dowlais on the London Stock Exchange
“CADE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“China Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Clean Team Agreement”	the clean team confidentiality agreement entered into between AAM and Dowlais dated 13 December 2024, as described in paragraph 16 of this Announcement
“Closing Price”	the closing price of a Dowlais Share as derived from Bloomberg on any particular date
“CMA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“CMA Briefing Paper”	means the briefing paper to be submitted to the CMA by AAM in relation to the Combination
“Code”	the Takeover Code issued by the Panel, as amended from time to time
“COFECE”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Combination”	the proposed acquisition by AAM of the entire issued and to be issued ordinary share capital of Dowlais not already owned or controlled by AAM on the terms and subject to the conditions set out in this Announcement, to be implemented by means of the Scheme (or should AAM so elect under certain circumstances described in this Announcement, by means of a Takeover Offer), and where the context requires, any subsequent revision, variation, extension or renewal thereof
“Combined Group”	the combined group following the Combination, comprising the AAM Group and the Dowlais Group

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“Commission”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Companies Act”	the Companies Act 2006, as amended from time to time
“Completion”	the Combination becoming Effective in accordance with its terms
“Condition(s)”	the conditions to the implementation of the Combination, as set out in Part 1 of Appendix 1 to this Announcement and to be set out in the Scheme Document
“Co-operation Agreement”	the co-operation agreement dated the date of this Announcement between Dowlais and AAM as described in paragraph 16 of this Announcement
“Court”	the High Court of Justice of England and Wales
“Court Meeting”	the meeting or meetings of Scheme Shareholders to be convened by an order of the Court pursuant to section 896 of the Companies Act, notice of which will be set out in the Scheme Document, for the purposes of considering, and if thought fit, approving the Scheme (with or without amendment) and any adjournment, postponement or reconvention thereof
“Court Order”	the order of the Court sanctioning the Scheme under section 899 of the Companies Act
“CREST”	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear
“Dealing Arrangement”	an arrangement of the kind referred to in Note 11(a) in the definition of acting in concert in the Code
“Dealing Disclosure”	an announcement pursuant to Rule 8 of the Code containing details of dealings in relevant securities of a party to an Combination
“Deloitte”	Deloitte LLP, the United Kingdom affiliate of Deloitte NSE, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”), DTTL and each of its member firms being legally separate and independent entities

84

“Disclosed”	the information: (a) disclosed by, or on behalf of Dowlais to AAM or AAM’s professional advisers (in their capacity as such in relation to the Combination); (b) in the Annual Report and Financial Statements of Dowlais for the year ended 31 December 2023; (c) in the interim results of Dowlais for the six month period ending on 30 June 2024; (d) in this Announcement; (e) in any other announcement made by Dowlais via a Regulatory Information Service before the date of this Announcement; (f) in the virtual data room operated on behalf of Dowlais for the purposes of the Combination (which AAM and/or its advisers were able to access prior to the date of this Announcement); (g) in any filings made by Dowlais with the Registrar of Companies in England; or (h) as otherwise fairly disclosed to AAM (or its officers, employees, agents or advisers in each case in their capacity as such) before the date of this Announcement
“Dowlais”	Dowlais Group plc, a company incorporated in England and Wales with registered number 14591224
“Dowlais Articles”	the articles of association of Dowlais in force from time to time
“Dowlais Directors” or “Dowlais Board”	the directors of Dowlais as at the date of this Announcement or, where the context so requires, the directors of Dowlais from time to time
“Dowlais FY24 Profit Estimate”	has the meaning given in Appendix 5
“Dowlais Group”	Dowlais and its subsidiary undertakings from time to time and where the context permits, each of them
“Dowlais Meetings”	the Court Meeting and the General Meeting
“Dowlais Share Plans”	the Dowlais 2023 Performance Share Plan and the Dowlais 2024 Omnibus Share Plan, each as amended from time to time
“Dowlais Shareholders”	holders of Dowlais Shares from time to time
“Dowlais Shares”	the ordinary shares of 1 pence each in the capital of Dowlais
“DTRs”	the Disclosure Guidance and Transparency Rules of the FCA under FSMA and contained in the FCA’s publication of the same name, as amended from time to time
“EA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Effective”	in the context of the Combination: (a) if the Combination is implemented by way of the Scheme, the Scheme having become effective pursuant to its terms; or (b) if the Combination is implemented by way of the Takeover Offer, the Takeover Offer having been declared or having become unconditional in accordance with the requirements of the Code

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“Effective Date”	the date on which the Combination becomes Effective
“EU Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EU FSR Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“EUMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Euroclear”	Euroclear UK & International Limited
“Eurozone”	the member states of the European Union that have adopted the euro as their common currency and sole legal tender
“Excluded Shares”	any Dowlais Shares:
(i) beneficially owned by AAM or any other member of the AAM Group at the Scheme Record Time; and
(ii) held by Dowlais as treasury shares (within the meaning of the Companies Act)

“FCA”	Financial Conduct Authority or its successor from time to time
“Forms of Election”	the form or forms of election for use in connection with the Mix and Match Facility
“Forms of Proxy”	the forms of proxy in connection with each of the Court Meeting and the General Meeting, which shall accompany the Scheme Document
“France FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“French FDI Authority”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

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“French FDI Law”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“FSMA”	the Financial Services and Markets Act 2000, as amended from time to time
“FY24 Final Dividend”	has the meaning given in paragraph 13 (Dividends) of this Announcement
“Germany FDI Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“General Meeting”	the general meeting of Dowlais Shareholders to be convened for the purpose of considering and, if thought fit, approving, the Resolutions in relation to the Combination, notice of which shall be contained in the Scheme Document and any adjournment, postponement or reconvention thereof
“HMRC”	HM Revenue and Customs
“HSR Act”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Investec”	Investec Bank plc
“IRC”	the U.S. Internal Revenue Code
“Joint Defense Agreement”	the joint defense agreement entered into between AAM and Dowlais dated 6 December 2024, as described in paragraph 16 of this Announcement
“J.P. Morgan”	J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Cazenove
“J.P. Morgan Cazenove”	J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority)
“KFTC”	means the Korea Fair Trade Commission
“Korea Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Last Accounts Date”	31 December 2023
“London Stock Exchange”	the London Stock Exchange plc or its successor

87

“Long Stop Date”	29 June 2026 or such later date (if any) as AAM and Dowlais may agree, with the consent of the Panel, and the Court may allow
“Merger Notice”	means a notice to the CMA in the prescribed form as contemplated by Section 96 of the Enterprise Act 2002
“Mexico Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Mix and Match Facility”	the facility under which Dowlais Shareholders are entitled to elect to vary the proportions in which they receive New AAM Shares and in which they receive cash in respect of their holdings of Dowlais Shares to the extent that other such Dowlais Shareholders make off-setting elections
“MRFTA”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“New AAM Shares”	the new shares of common stock of AAM proposed to be issued to Dowlais Shareholders in connection with the Combination
“New York Stock Exchange”	the New York Stock Exchange or its successor
“Offer Period”	the offer period (as defined by the Code) relating to Dowlais, which commenced on 29 January 2025
“Official List”	the official list maintained by the FCA pursuant to Part 6 of FSMA
“Opening Position Disclosure”	has the same meaning as in Rule 8 of the Code
“Overseas Shareholders”	Dowlais Shareholders (or nominees of, or custodians or trustees for Dowlais Shareholders) who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom
“Panel”	the Panel on Takeovers and Mergers
“Phase 1 Investigation”	means an investigation by the CMA to enable it to determine whether to make a reference under Section 33 of the Enterprise Act 2002
“Phase 2 CMA Reference”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“PRA”	the Prudential Regulation Authority as defined in FSMA, or any successor regulatory authority

88

“PRC AML”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“Quantified Financial Benefits Statement”	the statements of estimated cost savings and synergies arising out of the Combination set out in Appendix 6 to this Announcement
“Registrar of Companies”	the Registrar of Companies in England and Wales
“Regulatory Information Service”	any information service authorised from time to time by the FCA for the purpose of disseminating regulatory announcements
“Relevant Authority”	any central bank, ministry, governmental, quasigovernmental, supranational (including the European Union), statutory, regulatory or investigative body, authority or tribunal (including any national or supranational antitrust, competition or merger control authority, any sectoral ministry or regulator and any foreign investment review body), national, state, municipal or local government (including any subdivision, court, tribunal, administrative agency or commission or other authority thereof), any entity owned or controlled by them, any private body exercising any regulatory, taxing, importing or other authority, any trade agency, association, institution or professional or environmental body in any jurisdiction
“relevant securities”	shall be construed in accordance with the Code
“Resolutions”	the resolutions proposed to be passed at the General Meeting in connection with the implementation of the Scheme
“Restricted Jurisdiction(s)”	any jurisdiction (other than the United Kingdom) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Combination is sent or made available to Dowlais Shareholders in that jurisdiction
“Revised Confidentiality Agreement”	the revised confidentiality agreement dated 14 January 2025 between AAM and Dowlais, as described in paragraph 16 of this Announcement
“Rothschild & Co”	N.M. Rothschild & Sons Limited
“SAMR”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement

89

“Sanction Hearing”	the hearing of the Court at which Dowlais will seek an order sanctioning the Scheme pursuant to Part 26 of the Companies Act
“Scheme”	the proposed scheme of arrangement under Part 26 of the Companies Act between Dowlais and Scheme Shareholders in connection with the Combination, with or subject to any modification, addition or condition approved or imposed by the Court and agreed by Dowlais and AAM
“Scheme Document”	the document to be sent to Dowlais Shareholders and persons with information rights containing, among other things, the Scheme, the full terms and conditions of the Scheme and notices of the Dowlais Meetings and the Forms of Proxy
“Scheme Record Time”	the time and date to be specified in the Scheme Document, expected to be 6.00 p.m. on the Business Day immediately after the Sanction Hearing
“Scheme Shareholders”	the holders of Scheme Shares
“Scheme Shares”	all Dowlais Shares:
(i) in issue as at the date of the Scheme Document and which remain in issue at the Scheme Record Time;
(ii) (if any) issued after the date of the Scheme Document and before the Voting Record Time and which remain in issue at the Scheme Record Time; and
(iii) (if any) issued on or after the Voting Record Time and before the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme, and which remain in issue at the Scheme Record Time, but in each case other than the Excluded Shares

“SEC”	the United States Securities and Exchange Commission
“Significant Interest”	in relation to an undertaking, a direct or indirect interest of 20 per cent. or more of: (a) the total voting rights conferred by the equity share capital (as defined in section 548 of the Companies Act) of such undertaking; or (b) the relevant partnership interest

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“Takeover Offer”	if (with the consent of the Panel and subject to the terms of the Co-operation Agreement), AAM elects to implement the Combination by way of a takeover offer (as defined in Chapter 3 of Part 28 of the Companies Act), the offer to be made by or on behalf of AAM to acquire the entire issued and to be issued ordinary share capital of Dowlais on the terms and subject to the conditions to be set out in the related offer document and, where the context permits, any subsequent revision, variation, extension or renewal of such takeover offer
“Third Party”	has the meaning given in Condition 6(a) (General Third Party approvals) in Appendix 1 to this Announcement
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland
“UK Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“UK Listing Rules”	the listing rules made under FSMA by the FCA and contained in the FCA’s publication of the same name, as amended from time to time
“UK Market Abuse Regulation”	the Market Abuse Regulation (EU) No 596/2014 as it forms part of the laws of the United Kingdom from time to time
“U.S.” or “United States”	the United States of America, its territories and possessions, any state of the United States and the District of Columbia
“U.S. Antitrust Condition”	has the meaning given in Condition 3 (Official authorisations and regulatory clearances) in Appendix 1 to this Announcement
“U.S. Exchange Act”	the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder
“U.S. GAAP”	the accounting principles generally accepted in the U.S.
“U.S. Securities Act”	the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder
“US$” or “dollar”	the lawful currency of the United States of America from time to time
“Voting Record Time”	the time and date to be specified in the Scheme Document by reference to which entitlement to vote on the Scheme will be determined
“Wider AAM Group”	AAM Group and associated undertakings and any other body corporate, partnership, joint venture or person in which AAM and all such undertakings (aggregating their interests) have a Significant Interest
“Wider Dowlais Group”	Dowlais Group and associated undertakings and any other body corporate, partnership, joint venture or person in which Dowlais and all such undertakings (aggregating their interests) have a Significant Interest

In this Announcement: (a) “subsidiary”, “subsidiary undertaking”, “undertaking” and “associated undertaking” have the respective meanings given to them in the Companies Act; and (b) all times are London times, unless otherwise stated.

References to the singular include the plural and vice versa.

All references to “pounds”, “pounds sterling”, “Sterling”, “£”, “pence”, “penny” and “p” are to the lawful currency of the United Kingdom.

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Exhibit 99.2

AAM Announces Combination with Dowlais for $1.44 Billion in Cash and Stock

Creates leading global driveline and metal forming supplier with comprehensive product portfolio and diversified customer base

Combination will have expanded and balanced geographic presence across multiple automotive segments supporting ICE, Hybrid and Electric powertrains; expected to generate annual revenues of approximately $12 billion on a non-adjusted combined basis

Expected to deliver approximately $300 million annual run rate cost synergies and high earnings accretion in the first full year following the close of the transaction

Strengthened cash flow profile and balance sheet to accelerate deleveraging and shareholder value creation

DETROIT, MI, January 29, 2025 – American Axle & Manufacturing (AAM), (NYSE: AXL) is pleased to announce that it has reached an agreement with the board of the Dowlais Group plc (Dowlais), (LON: DWL) on the terms of a recommended cash and share offer to be made by AAM for the entire issued and to be issued ordinary share capital of Dowlais (the “Combination”) for approximately $1.44 billion in cash and AAM shares.

With a combined portfolio of products essential in the manufacturing of internal combustion engine (ICE), hybrid and electric vehicles (EV), coupled with an enhanced cost structure, the combined company will be well-positioned to serve a diverse customer base spanning multiple geographies and support changing propulsion trends as the industry continues to evolve.

Under the terms of the agreement, Dowlais shareholders will be entitled to receive for each share of Dowlais’ common stock: 0.0863 shares of new AAM common stock, 42 pence per share in cash and up to a 2.8 pence of Dowlais FY24 final dividend prior to closing. Upon closing of the transaction, it is expected that AAM shareholders will own approximately 51% of the combined group and Dowlais shareholders will own approximately 49%.

Based on AAM’s closing share price and the Sterling to Dollar exchange rate on January 28, 2025, the terms of the Combination (including the FY24 final dividend) represent a total implied value of 85.2 pence per Dowlais share and value the entire issued and to be issued ordinary share capital of Dowlais at approximately £1.16 billion on a fully diluted basis. This represents a 25 percent current premium to Dowlais’ January 28, 2025 closing share price and a 45 percent premium to the volume-weighted average share price of Dowlais for the three-month period ended January 28, 2025.

“This announcement marks another key milestone in our continued long-term strategic growth plan,” said David C. Dauch, AAM’s Chairman and Chief Executive Officer. “We are excited to bring together these two outstanding companies to create a leading driveline and metal-forming supplier serving the global automotive industry as it continues to evolve. The combination will create significant immediate and long-term shareholder value while helping to power a more sustainable future. Together with Dowlais, we will have the powertrain-agnostic product portfolio, global reach, commitment to innovation and financial strength to meet the needs of customers and succeed in a dynamic market environment.”

Simon Mackenzie Smith, Dowlais’ Chair, commented, “The Dowlais Board is unanimous in its view that the proposed combination with AAM offers a compelling opportunity to unlock value for our shareholders. The strategic rationale for the combination is clear: together, we create a global leader with enhanced financial strength, broader diversification and a market-leading product portfolio that spans traditional and electrified powertrain solutions. Importantly, our shareholders will benefit not only from an immediate premium, but also from the significant synergies that this combination will deliver. Whilst the Dowlais Board remain confident in our stand-alone strategy, this transaction creates significant shareholder value while ensuring that our outstanding businesses continue to shape the future of mobility.”

Liam Butterworth, Dowlais’ Chief Executive Officer, added, “Today’s announcement marks a significant opportunity to build on the success of Dowlais Group. The combination of the two companies accelerates the execution of our strategy by leveraging our combined scale, resources, capabilities, and outstanding management teams. Our product portfolios and technological expertise are highly complementary, positioning us to better serve our customers and exceed their expectations. This transaction also combines our respective strengths in innovation, technology, and talent, creating a solid foundation for delivering long-term value to our shareholders. Our shared vision is to be a leading supplier of power-agnostic products as the world transitions to electrified mobility while maintaining operational excellence and driving sustainable growth, improved margins, and stronger cash flow generation. Together, we will unlock significant synergies, accelerate innovation, and position the combined group for long-term success in a dynamic industry. I am incredibly proud of what our team has achieved and excited about the opportunities that lie ahead for the combined group.”

Compelling Strategic Rationale

There are strategic reasons that make this combination very compelling, these include:

•	Creates a leading global driveline and metal-forming supplier with significant size and scale

•	Comprehensive powertrain-agnostic product portfolio with leading technology

•	Diversified customer base with expanded and balanced geographic presence

•	Compelling industrial logic with approximately $300 million synergies

•	High margins with strong earnings accretion, cash flow and balance sheet

Strong Financial Profile and Balance Sheet

On a 2023 non-adjusted basis, the combined company generated approximately $12 billion in annual revenue. AAM expects the transaction to have high earnings accretion in the first full year following the close of the transaction. The cash portion of the consideration will be funded through a combination of cash on hand and debt. The transaction is expected to be approximately net leverage neutral at closing (before synergies). The combined company’s improved financial profile and free cash flow generation are expected to support investment in future growth initiatives and accelerate leverage reduction in the near term, while targeting a more balanced capital allocation policy below 2.5x net leverage.

Governance and Leadership

The transaction has been unanimously approved by the boards of directors of AAM and Dowlais. Following the close of the transaction, the combined company will be headquartered in Detroit, MI and will be led by David C. Dauch, AAM’s Chairman and CEO.

Effective as of the closing of this transaction, two independent directors of Dowlais, Simon Mackenzie Smith and Fiona MacAulay, are expected to join the board of the combined group.

In addition, four Dowlais executives will be invited to join the AAM executive leadership team.

Transaction Structure

The combination is expected to be effected by means of a Court-sanctioned scheme of arrangement between Dowlais and its shareholders under Part 26 of the Companies Act 2006, although AAM reserves the right to elect to implement the combination by way of a takeover offer (as defined in Chapter 3 of Part 28 of the Companies Act 2006). The transaction is anticipated to close by the end of 2025, subject to approval by both sets of shareholders, regulatory approvals and satisfaction of customary closing conditions. Committed financing is in place to support the transaction.

Upon completion, AAM will continue to trade on the New York Stock Exchange under the ticker symbol “AXL” and the new AAM shares will be authorized for primary listing on the New York Stock Exchange subject to official notice of issuance. Applications will be made to the London Stock Exchange to cancel trading in Dowlais shares on the Main Market of the London Stock Exchange, and to the UK Listing Authority to cancel the listing of Dowlais shares on the Official List, in each case with effect from or shortly following the effective date.

The UK Takeover Code Rule 2.7 Announcement, a copy of this press release and further information can be found at the dedicated transaction microsite, www.aam.com/investors/offer-for-Dowlais-Group-plc.

Preliminary Full Year 2024 Financials

AAM provided preliminary unaudited full year 2024 estimated results:

•	AAM is estimating sales in the range of $6.10 - $6.15 billion.
•	AAM is estimating Adjusted EBITDA in the range of $740 - $750 million.
•	AAM is estimating Adjusted free cash flow in the range of $220 - $230 million.

The foregoing estimated financial results for the fiscal year ended December 31, 2024 are preliminary, unaudited and represent the most recent current information available to AAM and its management. AAM's actual results may differ from these estimated financial results, including due to the completion of its financial closing procedures and final adjustments.

Conference Call Information

AAM will conduct a conference call and webcast at 8:00 a.m. ET on Wednesday, January 29, 2025 to discuss the proposed transaction. Interested participants may listen to the live conference call by logging onto AAM’s investor website at investor.aam.com or by calling +1 (877) 883-0383 from the United States or +1 (412) 902-6506 from outside the United States. When prompted, callers should enter conference reservation number 1760312.

A replay will be available one hour after the call is complete until February 5 by dialing +1 (877)-344-7529 from the United States or +1 (412)-317-0088 from outside the United States. When prompted, callers should enter conference reservation number 6265092. A written transcript of the call will be posted on the AAM’s investor website and the briefing audio will be archived on AAM’s investor website for one year.

The investor presentation slides related to this transaction and to be referenced during the call can be found on AAM’s investor website at www.aam.com/investors/offer-for-Dowlais-Group-plc prior to the conference call.

Advisors

J.P. Morgan is acting as exclusive financial advisor to AAM and is providing committed debt financing for the transaction, with Allen Overy Shearman Sterling LLP acting as legal advisor. Barclays Bank plc and Rothschild & Co are acting as financial advisors to Dowlais, with Slaughter and May acting as legal advisor.

About AAM

As a leading global Tier 1 Automotive and Mobility Supplier, AAM designs, engineers and manufactures Driveline and Metal Forming technologies to support electric, hybrid and internal combustion vehicles. Headquartered in Detroit with over 75 facilities in 16 countries, AAM is bringing the future faster for a safer and more sustainable tomorrow. To learn more, visit aam.com.

About Dowlais

Dowlais is a portfolio of market-leading, high-technology engineering businesses that advance the world’s transition to sustainable vehicles. Dowlais’ businesses comprise GKN Automotive and GKN Powder Metallurgy with over 70 manufacturing facilities in 19 countries across the world, Dowlais is an automotive technology leader delivering precisely engineered products and solutions that drive transformation in our world. Dowlais has LEI number 213800XM8WOFLY6VPC92. For more information visit www.dowlais.com

Forward Looking Statements

This press release contains statements concerning AAM’s and Dowlais’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to (i) the ability of AAM and Dowlais to consummate the Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Combination; (iii) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; and (iv) management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or AAM’s and Dowlais’ management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences with respect to AAM include, but are not limited to: global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which AAM operates; reduced purchases of AAM’s products by General Motors Company (GM), Stellantis N.V. (Stellantis), Ford Motor Company (Ford) or other customers; AAM’s ability to respond to changes in technology, increased competition or pricing pressures; AAM’s ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; AAM’s ability to attract new customers and programs for new products; reduced demand for AAM’s customers’ products (particularly light trucks and sport utility vehicles (SUVs) produced by GM, Stellantis and Ford); risks inherent in the AAM’s global operations (including tariffs and the potential consequences thereof to AAM, AAM’s suppliers, and AAM’s customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement (USMCA), compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for AAM or AAM’s customers as a result of pandemic or epidemic illness, geopolitical conflicts, natural disasters or otherwise; a significant disruption in operations at one or more of AAM’s key manufacturing facilities; risks inherent in transitioning AAM’s business from internal combustion engine vehicle products to hybrid and electric vehicle products; AAM’s ability to realize the expected revenues from AAM’s new and incremental business backlog; negative or unexpected tax consequences, including those resulting from tax litigation; risks related to a failure of AAM’s information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats, and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating use of artificial intelligence, and other similar disruptions; AAM’s suppliers’, AAM’s customers’ and their suppliers’ ability to maintain satisfactory labor relations and avoid or minimize work stoppages; cost or availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as AAM’s ability to comply with financial covenants; AAM’s customers’ and suppliers’ availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; an impairment of AAM’s goodwill, other intangible assets, or long-lived assets if AAM’s business or market conditions indicate that the carrying values of those assets exceed their fair values; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which AAM is or may become a party, or the impact of product recall or field actions on AAM’s customers; AAM’s ability or AAM’s customers’ and suppliers’ ability to successfully launch new product programs on a timely basis; risks of environmental issues, including impacts of climate-related events, that could result in unforeseen issues or costs at AAM’s facilities, or risks of noncompliance with environmental laws and regulations, including reputational damage; AAM’s ability to maintain satisfactory labor relations and avoid work stoppages; AAM’s ability to consummate strategic initiatives and successfully integrate acquisitions and joint ventures; AAM’s ability to achieve the level of cost reductions required to sustain global cost competitiveness or AAM’s ability to recover certain cost increases from AAM’s customers; price volatility in, or reduced availability of, fuel; AAM’s ability to protect AAM’s intellectual property and successfully defend against assertions made against AAM; adverse changes in laws, government regulations or market conditions affecting AAM’s products or AAM’s customers’ products; AAM’s ability or AAM’s customers’ and suppliers’ ability to comply with regulatory requirements and the potential costs of such compliance; changes in liabilities arising from pension and other postretirement benefit obligations; AAM’s ability to attract and retain qualified personnel in key positions and functions; and other unanticipated events and conditions that may hinder AAM’s ability to compete. It is not possible to foresee or identify all such factors and AAM makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Additional information for U.S. investors in Dowlais

The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Securities Exchange Act of 1934, as amended. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a takeover offer (as defined in the UK Companies Act 2006) and determines to extend such takeover offer into the U.S., the takeover offer will be made in compliance with applicable U.S. laws and regulations.

AAM’s shares of common stock to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the Securities Act. AAM’s shares of common stock to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the United States Securities and Exchange Commission (the “SEC”) that will contain a prospectus with respect to the issuance of AAM’s shares of common stock. In this event, shareholders of Dowlais are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or AAM’s website at https://www.aam.com/investors.

This press release contains certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards (“IFRS”) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.

Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais’ officers and directors reside outside the U.S., and some or all of Dowlais’ assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. shareholders of Dowlais (defined as shareholders of Dowlais who are U.S. persons as defined in the U.S. Internal Revenue Code) may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

The receipt of AAM’s shares of common stock issued in connection with the Combination and cash pursuant to the scheme of arrangement by U.S. shareholders of Dowlais as consideration for the transfer of shares pursuant to the scheme of arrangement may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not described herein. Each shareholder of Dowlais (including the U.S. shareholders of Dowlais) is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination.

In accordance with normal United Kingdom practice, AAM or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Dowlais outside of the U.S., other than pursuant to the Combination, until the date on which the Combination and/or the scheme of arrangement becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any such purchases by AAM will not be made at prices higher than the price of the Combination provided in this press release unless the price of the Combination is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information

This press release may be deemed to be solicitation material in respect of the Combination, including the issuance of AAM’s shares of common stock in respect of the Combination. In connection with the foregoing proposed issuance of AAM’s shares of common stock, AAM expects to file a proxy statement on Schedule 14A (together with any amendments and supplements thereto, the “Proxy Statement”) with the SEC. To the extent the Combination is effected as a scheme of arrangement under English law (the “Scheme Document”), the issuance of AAM’s shares of common stock in connection with the Combination would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM’s shares that would be issued in the Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at https://www.aam.com/investors.

Participants in the Solicitation

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s shareholders in respect of the Combination, including the proposed issuance of AAM’s shares of common stock in connection with the Combination. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024, the definitive proxy statement on Schedule 14A for AAM’s 2024 annual meeting of stockholders, which was filed with the SEC on March 21, 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from the SEC's website at www.sec.gov and AAM’s website at https://www.aam.com/investors.

Non-GAAP Financial Information

In connection with this press release and the related announcement AAM refers to certain financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, Net Debt, Net Leverage Ration and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented to provide additional useful measurements to review AAM's operations, provide transparency to investors and enable period-to-period comparability of financial performance. These non-GAAP measures should not be considered a substitute for any GAAP measure. Additionally non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Management of AAM believes that these non-GAAP financial measures are useful to management, investors, and banking institutions in their analysis of AAM's business and operating performance. Management also uses this information for operational planning and decision-making purposes.

Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measure. Additionally, non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Definitions of Non-GAAP Financial Measures

AAM defines EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items.

AAM defines free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and government grants. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs, and cash payments related to the Malvern fire, including payments for capital expenditures, net of recoveries.

Quantified Financial Benefits Statement

This press release contains statements of estimated cost savings and synergies arising from the Combination (together, the “Quantified Financial Benefits Statements”).

Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this press release generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following the date on which the Combination becomes effective, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this press release is the responsibility of AAM and the AAM Directors.

A copy of the Quantified Financial Benefits Statements, the bases of belief, principal assumptions and sources of information in respect of any quantified financial benefits statement are set out in appendix 6 of the announcement made by AAM and Dowlais on or about the date of this document.

Profit forecasts and estimates

The statements by AAM in this press release regarding its adjusted EBITDA and adjusted free cash flow constitute profit estimates for the purposes of Rule 28.5 of the Code (AAM FY24 Profit Estimate). The Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the AAM FY24 Profit Estimate on the basis that: (i) the estimate is presented in a manner which is consistent with AAM’s ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below. The assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in appendix 4 of the announcement made by AAM and Dowlais on or about the date of this document.

Other than the AAM FY24 Profit Estimate, nothing in this press release (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.

Reports

As required by Rule 28.1(a) of the Takeover Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Securities LLC (together with its affiliate J.P. Morgan Cazenove) as sole financial advisor to AAM, have provided the reports required under that Rule. Copies of these reports are included in the announcement made by AAM and Dowlais on or about the date of this document.

Publication on website

A copy of this press release will be made available (subject to certain disclaimers) on AAM’s website (at https://www.aam.com/investors) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of this website nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this press release.

Contacts

For AAM	For Dowlais

Investor Contact:	Investor Contact:
David H. Lim	Pier Falcione
Head of Investor Relations	+44 (0) 7974 974690
+1 313 758 2006	investor.relations@dowlais.com
david.lim@aam.com
Media Contact:
Media Contact:	Nick Miles
Christopher M. Son	+44 (0) 7739 701634
Vice President, Marketing & Communications	miles@montfort.london
+1 313 758 4814
chris.son@aam.com	Neil Craven
+44 (0) 7876 475419
FGS Global (PR adviser to AAM):	craven@montfort.london
Jared Levy/Jim Barron
+1 212 687 8080

Charlie Chichester/Rory King
+44 20 7251 3801
AAM@fgsglobal.com

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

SUPPLEMENTAL DATA

(Unaudited)

The supplemental data presented below is a reconciliation of certain financial measures which is intended to facilitate analysis of American Axle & Manufacturing Holdings, Inc. business and operating performance.

Full Year 2024 Estimated Results

	Adjusted EBITDA
	Low End	High End

	(in millions)
Net income	$30	$35
Interest expense	185	185
Income tax expense	25	30
Depreciation and amortization	470	470
Full year 2024 estimated EBITDA	710	720
Restructuring, acquisition, and other related costs (principally impairment charge)	30	30
Full year 2024 estimated Adjusted EBITDA	$740	$750

	Adjusted Free Cash Flow
	Low End	High End

	(in millions)
Net cash provided by operating activities	$440	$450
Capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants	(240)	(240)
Full year 2024 estimated Free Cash Flow	200	210
Cash payments for restructuring and acquisition-related costs	20	20
Full year 2024 estimated Adjusted Free Cash Flow	$220	$230

Exhibit 99.3

BRINGING THE FUTURE FASTER

Creating a Leading Global Driveline and Metal Forming Supplier

January 29, 2025

January 29, 2025 Creating a Leading Global Driveline and Metal Forming Supplier

Forward - Looking Statements 2 In this presentation, American Axle & Manufacturing Holdings, Inc. (“AAM”) makes statements concerning its and Dowlais ’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate AAM’s business combination with Dowlais (the “Business Combination”) in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, mar ket growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forwa rd - looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s or the combined company’s future financia l p osition and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward - looking statements. Forward - looking statements should not be read as a guarantee of future performance or results and will not necessarily be accura te indications of the times at, or by, which such performance or results will be achieved. These forward - looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the United States Securities and Exch ang e Commission (the “SEC”), including those described under “Risk Factors” in its most recent Annual Report on Form 10 - K and its Quarterly Reports on Form 10 - Q. These forward - looking statements speak onl y as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statement contained herein to reflect a ny change in its or Dowlais ’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Additional Information This presentation may be deemed to be solicitation material in respect of the Business Combination, including the issuance of AA M’s shares of common stock in respect of the Business Combination. In connection with the foregoing proposed issuance of AAM’s shares of common stock, AAM expects to file a proxy statement on Sch edu le 14A (together with any amendments and supplements thereto, the “Proxy Statement”) with the SEC. To the extent the Business Combination is effected as a scheme of arrangement under English law (the “Scheme Document”), the issuance of AAM’s shares of common stock in connection with the Business Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Bu sin ess Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration re qui rements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM’s shares that would be issued in the Business Combination. INVES TOR S AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFE REN CE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE BUSINE SS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other do cuments filed by AAM with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the Sc hem e Document, and other documents filed by AAM with the SEC at https://www.aam.com/investors. Refer to additional disclosures in the appendix

Compelling Strategic Combination 3 Creates a leading global driveline and metal forming supplier with significant size and scale More diversified customer base with expanded and balanced geographic presence High margins with strong earnings accretion, cash flow and balance sheet Compelling industrial logic with ~$300M of synergies Creates More Robust Business Model That Accelerates Growth And Value Creation For All Stakeholders Comprehensive powertrain agnostic product portfolio with leading technology +

Transaction Summary 4 CONSIDERATION ▪ Terms of the combination represent a total implied value of 85.2 pence per Dowlais share, with each Dowlais shareholder entitled to receive for each Dowlais share held: 0.0863 new AAM shares, 42 pence in cash and up to 2.8 pence of Dowlais FY24 final dividend prior to closing. ▪ AAM shareholders will own approximately 51% of the combined group. ▪ Implies a multiple of 4.1x 2023 Adjusted EBITDA and a multiple of 3.0x including synergies. GOVERNANCE AND LEADERSHIP ▪ AAM Chairman and CEO David C. Dauch will lead the combined group. ▪ At closing, two independent directors of Dowlais , Simon Mackenzie Smith and Fiona MacAulay, are expected to join the board of the combined group. ▪ Four Dowlais executives will be invited to join the AAM executive leadership team. APPROVALS AND EXPECTED TIMING ▪ The transaction is subject to shareholder and regulatory approvals as well as customary closing conditions. ▪ Expected to close by end of calendar year 2025.

Financial Benefits of the Combination 5 Revenue 1 Synergies 3 Combined Adj. EBITDA Margin including synergies 2 Expected Day One Net Leverage including synergies 3 ~$12B + ~$300M ~14% ~2.5x Expect strong earnings accretion in the first full year following the close of the transaction 4 (1) Combined revenue number, on a statutory basis for Dowlais , and without adjustments for differences between US GAAP and IFRS. Assumed exchange rate is $1.2434 / £1.00. (2) Adjusted EBITDA margin is the sum of AAM and Dowlais ’ 2023 reported adjusted EBITDA divided by the sum of AAM’s revenue and Dowlais ’ adjusted revenue. Adjusted EBITDA margin calculation gives effect to the estimated full run rate synergies of approximately $300 million. Assumed exchange rate is $1.2434 / £1.00. For definitions of AAM’s and Dowlais ’ Adjusted EBITDA, please see the attached appendix. (3) Net leverage estimate includes the impact of incremental transaction financing and full run rate synergies. Run rate synergie s s ubstantially achieved by end of the third year. Please see appendix for net leverage definition. (4) Excludes transaction - related expenses and deal - related amortization.

Dowlais Overview

A MARKET LEADING, HIGH-TECHNOLOGY ENGINEERING GROUP

Powder Metal
21%
Automotive
79%

EMEA
34%
North
America
37%
South
America
3%
Asia
26%

AUTOMOTIVE

Leading Global Driveline Supplier

Present in 50% of Vehicles

>90% of Global Auto Manufacturers Served

GKN POWDER METALLURGY

Leading Sinter Metals Supplier

~10M Components Produced / Day

>2,000 Global Customers

Source: Dowlais 2023 Annual Report
(1) Includes JV operations

6

Dowlais Overview 6 ~$6B 2023 Sales 30,000+ Employees 1 22 Countries 1 Global Leader in Propulsion Agnostic Driveline Solutions with a Track Record of Innovation 100 Locations 1 Automotive 79% Powder Metal 21% North America 37% South America 3% Asia 26% EMEA 34% Leading Global Driveline Supplier Leading Sinter Metals Supplier Present in 50% of Vehicles ~10M Components Produced / Day >90% of Global Auto Manufacturers Served >2,000 Global Customers Source: Dowlais 2023 Annual Report (1) Includes JV operations A MARKET LEADING, HIGH - TECHNOLOGY ENGINEERING GROUP

Significantly Enhanced Scale

BRINGING THE FUTURE FASTER

$43
$23
$20
$15
$14
~$12
#6
$11
$9
$6
$6
$5
$5
$4
$4
$4
$4
$4
Magna
Lear
Aptiv
Adient
BorgWarner
Non Adjusted Combined
Dana
Flex-N-Gate
AAM
Dowlais
Nemak
Linamar
Nexteer
Visteon
Novelis
Garrett Motion
Martinrea

GLOBAL PROFILE[1]

Creates a Leading Global Auto Supplier

50,000+ Employees	25 Countries	Over 170 Locations

(1) Includes JV operations of Dowlais

7

Significantly Enhanced Scale 7 $4 $4 $4 $4 $4 $5 $5 $6 $6 $9 $11 $12 $14 $15 $20 $23 $43 Martinrea Garrett Motion Novelis Visteon Nexteer Linamar Nemak Dowlais AAM Flex-N-Gate Dana Non Adjusted Combined BorgWarner Adient Aptiv Lear Magna N.A. AUTO SUPPLIER RANKINGS BY 2023A TOTAL REVENUE ($B) #6 Source: Automotive News Research & Data Center and company filings. Assumed FX: $ 1.2434 / £1.00 for Dowlais . Only mobility and automotive sales reflected for Linamar and Novelis (1) Includes JV operations of Dowlais Doubles Scale and Creates Global Automotive Supplier with ~$12 Billion in Revenue Note: Select Auto Suppliers depicted for comparison purposes only. Chart not to scale. ~ 50,000+ Employees 25 Countries Over 170 Locations GLOBAL PROFILE 1 Creates a Leading Global Auto Supplier

Complementary Combined Business

BRINGING THE FUTURE FASTER

DRIVELINE

Axle Systems

Torque Management

- Sideshafts
- Propshafts
- Joint Technology

Revenue[1]: ~ $9B USD

METAL FORMING

Forging / Casting

Powdered Metal

- Powder
- Sintered Metal
- Machining
- Assemblies
- Additive Manufacturing
- Magnets

Revenue[1]: ~ $3B USD

8

Complementary Combined Business 8 Axle Systems Torque Management Forging / Casting Powdered Metal (1) Estimated mix and subject to change. Figures are from 2023 filings. Assumed exchange rate is $1.2434 / £1.00. DRIVELINE METAL FORMING • Beam Axles • Final Drive Units • AWD Systems • eDrive Systems • ePowertrain Components • Sideshafts • Propshafts • Joint Technology • Hot, Warm and Cold Forming • Ferrous and Non - Ferrous Castings • Machining • Assemblies • Powder • Sintered Metal • Machining • Assemblies • Additive Manufacturing • Magnets Revenue 1 : ~ $9B USD Revenue 1 : ~ $3B USD

Comprehensive Product Portfolio

BRINGING THE FUTURE FASTER

ICE / HYBRID **ELECTRIC**

BEAM AXLES
REAR DRIVE MODULES
POWER TRANSFER UNITS
GEARS
DIFFERENTIAL ASSEMBLIES
BALANCE SHAFT SYSTEMS / VCS
SIDESHAFTS
PROPSHAFTS
ACTUATOR
GEARBOXES
eMACHINE
ELECTRIC DRIVE UNITS
eBEAM AXLES

9

Comprehensive Product Portfolio 9 GEARS PROPSHAFTS GEARBOXES ELECTRIC DRIVE UNITS DIFFERENTIAL ASSEMBLIES e BEAM AXLES BEAM AXLES POWER TRANSFER UNITS REAR DRIVE MODULES Technology - driven powertrain agnostic product portfolio with significant CPV growth opportunity BALANCE SHAFT SYSTEMS / VCS ICE / HYBRID ELECTRIC eMACHINE ACTUATOR SIDESHAFTS

Strongly Positioned For Growth 10 • Expanded Product Portfolio • Significant CPV Opportunity • Comprehensive Portfolio • Vertically Integrated • Enhanced Segment and Market Coverage • Production Experience and Credibility • Technology Leadership • Vertically Integrated • Positioned Well to Support Domestic and Global OEMs • Expansive and Complementary Products and Technologies • Strong PHEV / BEV Portfolio • Long - Standing JV Relationships • Adjacent Markets that Leverage Combined Capabilities • Aftermarket Opportunities • Innovative Technologies ICE / HYBRID EV CHINA GROWTH PLATFORM

Customer Diversification

BRINGING THE FUTURE FASTER

DOWLAIS[1]

COMBINED GROUP[1]

Other 33%
GM 39%
Ford 12%
Stellantis 16%

+

GM 11%
Stellantis 11%
Other 50%
Ford 6%
VW Group 9%
Toyota 8%
Renault-Nissan 5%

=

GM 24%
Other 40%
Stellantis 14%
Renault-Nissan 3%
Toyota 4%
VW Group 6%
Ford 9%

Balanced and Diversified Customer Base

Source: Company information

Note: Reflects 2023A revenue splits

11

Customer Diversification 11 Source: Company information Note: Reflects 2023A revenue splits (1) Based on reported adjusted revenue in Dowlais 2023 Annual Report Balanced and Diversified Customer Base + = GM 11% Stellantis 11% Ford 6% VW Group 9% Toyota 8% Renault - Nissan 5% Other 50% GM 39% Stellantis 16% Ford 12% Other 33% GM 24% Stellantis 14% Ford 9% VW Group 6% Toyota 4% Renault - Nissan 3% Other 40% 1 COMBINED GROUP 1

Geographic Diversification

AAM
DOWLAIS[1]
COMBINED GROUP[1]
EMEA 15%
North America 73%
Asia 9%
South America 3%
+
EMEA 34%
North America 37%
Asia 26%
South America 3%
=
China 9%
Rest of Asia 9%
North America 54%
EMEA 25%
South America 3%

12

North America 37% South America 3% Asia 26% EMEA 34% Geographic Diversification 12 Source: Company information based on 2023 Actuals (1) Based on reported adjusted revenue in Dowlais 2023 Annual Report North America 73% South America 3% Asia 9% EMEA 15% North America 54% South America 3% EMEA 25% Rest of Asia 9% China 9% Enhanced ability to support customers’ global production and technology needs + = COMBINED GROUP 1 1

~$300M of Synergy Potential 13 Targeting 60% of expected annual run rate savings by the end of the second full year. Run Rate savings substantially achieved by end of the third year. We estimate the costs required to achieve our synergy plan are approximately equal to one year of savings. Joint plan developed to realize ~ $300M of annual run - rate cost synergies Operations Purchasing SG&A • Leveraging enhanced economies of scale and spend to reduce supply costs • Utilizing vertical integration capabilities to deliver insourcing initiatives • Achieving global freight and logistical savings through increased scale, utilization and benefits from third - party logistics suppliers • Eliminating duplicate public company and other costs • Optimization of the combined workforce • Streamlining of engineering, research, and development expenses • Elimination of duplicate business and technical offices ~50% ~20% ~30% DESCRIPTION CATEGORY • Increasing operating efficiencies through the implementation of a best - of - best operating system • Optimizing the combined global manufacturing footprint TIMING AND COST TO ACHIEVE

Balance Sheet and Capital Allocation 14 • Committed financing in place for transaction • Expect $2.2 billion of new debt financing • Transaction approximately net leverage neutral at closing (before synergies) • Expect ~$2.0 billion of liquidity at closing BALANCE SHEET • Support investment for organic growth • Prioritize debt repayment until 2.5x net leverage achieved • Targeting a more balanced capital allocation policy below 2.5x net leverage CAPITAL ALLOCATION

AAM Preliminary Unaudited 2024 Results 15 2024 Previous T argets 2 2024 Estimated Results 1 $6.1 - $6.15 billion $6.1 – $6.15 billion Full Year Sales $715 - $745 million $740 – $750 million Adjusted EBITDA $200 - $220 million $220 – $230 million Adjusted Free Cash Flow (1) Estimated financial results for the fiscal year ended December 31, 2024 are preliminary, unaudited and represent the most rec ent current information available to the Company and its management. The Company’s actual results may differ from these estimated financial results, including due to the completion o f i ts financial closing procedures and final adjustments. (2) Targets were provided on November 8, 2024 Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non - GAAP reconciliations, please see appendix.

Key Takeaways 16 Transformational transaction resulting in meaningful size, scale and synergy opportunity Powertrain agnostic product portfolio while realizing enhanced diversification More robust business model based on compelling strategic rationale and industrial logic Significant margin and earnings accretion while accelerating opportunities for future growth Strong value creation for all stakeholders and allows for enhanced capital allocation Strong, experienced and blended management team with proven track record

Appendix

Additional Disclosures 19 Participants in the Solicitation AAM and its directors, executive officers and certain other members of management and employees will be participants in the s oli citation of proxies from AAM’s shareholders in respect of the Business Combination, including the proposed issuance of AAM’s shares of common stock in connection with th e B usiness Combination. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10 - K for the fiscal year ended Decemb er 31, 2023, which was filed with the SEC on February 16, 2024, the definitive proxy statement on Schedule 14A for AAM’s 2024 annual meeting of stockholders, which was fi led with the SEC on March 21, 2024 and the Current Report on Form 8 - K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the ext ent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statem ent s of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from th e S EC's website at www.sec.gov and AAM’s website at https://www.aam.com/investors . No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the so licitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or s ale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non - GAAP Financial Information This presentation refers to certain financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Fl ow, Net Debt, Net Leverage Ratio and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United S tat es, or GAAP. These measures are presented to provide additional useful measurements to review AAM’s operations, provide transparency to investors and enable period - to - period comparability of financial performance. These non - GAAP measures should not be considered a substitute for any GAAP measure. Additionally non - GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Additional Disclosures 20 Quantified Financial Benefits Statement This presentation contains statements of estimated cost savings and synergies arising from the Combination (together, the “ Quantified Financial Benefits Statements ”). Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve ri sks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be ac hieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statemen t, or this presentation generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following t he date on which the Combination becomes effective, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this pres ent ation is the responsibility of AAM and the AAM Directors. A copy of the Quantified Financial Benefits Statements, the bases of belief, principal assumptions and sources of information in respect of any quantified financial benefits statement are set out in appendix 6 of the announcement made by AAM and Dowlais on or about the date of this document.

Additional Disclosures 21 Profit forecasts and estimates The statements by AAM in this presentation regarding its adjusted EBITDA and adjusted free cash flow constitute profit estima tes for the purposes of Rule 28.5 of the Code (AAM FY24 Profit Estimate). The Panel has granted AAM a dispensation from the requirement to include reports from reporting a cco untants and AAM’s financial advisers in relation to the AAM FY24 Profit Estimate on the basis that: (i) the estimate is presented in a manner which is consistent wit h AAM’s ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below. The assumptions an d basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors’ confirmation, as required by Rule 28.1 of the Code, are set out in appendix 4 of the announcement made by AAM and Dowlais on or about the date of this document. Other than the AAM FY24 Profit Estimate, nothing in this presentation (including any statement of estimated cost savings or s yne rgies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for A AM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais , as appropriate. Reports As required by Rule 28.1(a) of the Takeover Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Securities LLC ( tog ether with its affiliate J.P. Morgan Cazenove) as sole financial advisor to AAM, have provided the reports required under that Rule. Copies of these reports are i ncl uded in the announcement made by AAM and Dowlais on or about the date of this document. Publication on website A copy of this presentation will be made available (subject to certain disclaimers) on AAM’s website (at https://www.aam.com/ inv estors) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of this website nor the content of any ot her website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation.

Supplemental Data 22 Full Year 2024 Estimated Results ($ in millions) AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. SUPPLEMENTAL DATA (Unaudited) The supplemental data presented below is a reconciliation of certain financial measures which is intended to facilitate analysis of American Axle & Manufacturing Holdings, Inc. business and operating performance. Earnings before interest expense, income taxes and depreciation and amortization (EBITDA) and Adjusted EBITDA Low End High End Net Income 30$ 35$ Interest expense 185 185 Income tax expense 25 30 Depreciation and amortization 470 470 Full year 2024 estimated EBITDA 710 720 Restructuring, acquisition, and other related costs (principally impairment charge) 30 30 Full year 2024 estimated Adjusted EBITDA 740$ 750$ Adjusted EBITDA

Supplemental Data 23 Full Year 2024 Estimated Results ($ in millions) AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. SUPPLEMENTAL DATA (Unaudited) The supplemental data presented below is a reconciliation of certain financial measures which is intended to facilitate analysis of American Axle & Manufacturing Holdings, Inc. business and operating performance. Free cash flow and Adjusted free cash flow Low End High End Net cash provided by operating activities 440$ 450$ Capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants (240) (240) Full year 2024 estimated Free Cash Flow 200 210 Cash payments for restructuring and acquisition-related costs 20 20 Full year 2024 estimated Adjusted Free Cash Flow 220$ 230$ Adjusted Free Cash Flow

Definitions 24 AAM EBITDA and Adjusted EBITDA AAM defines EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is de fin ed as EBITDA excluding the impact of restructuring and acquisition - related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and no n - r ecurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our managem ent , the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. We also us e S egment Adjusted EBITDA as the measure of earnings to assess the performance of each segment and determine the resources to be allocated to the segments. EBITDA and Adjusted EBITDA are also key metrics used in our calculat ion of incentive compensation. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA an d Adjusted EBITDA differently. AAM Free Cash Flow and Adjusted Free Cash Flow We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the s ale of property, plant and equipment. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition - related costs and cash payments related to the Malvern fire, including paymen ts for capital expenditures, net of recoveries. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow fro m b usiness operations to repay debt and return capital to our stockholders. Free cash flow and Adjusted free cash flow are also key metrics used in our calculation of incentive compensation. Other companies may calculate free ca sh flow and Adjusted free cash flow differently. AAM Net Debt and Net Leverage Ratio We define net debt to be total debt, net less cash and cash equivalents. We define Net Leverage Ratio to be net debt divided by the trailing 12 months of Adjusted EBITDA. We believe that Net Leverage Ratio is a meaningful measure of financial condition as it is commonly used by management, investors and creditors to assess capital structure risk. Other co mpa nies may calculate Net Leverage Ratio differently. Dowlais Adjusted EBITDA Dowlais defines Adjusted EBITDA as Adjusted operating profit after adding back depreciation and impairment of PP&E and amortisation of computer software and development costs.